As filed with the Securities and Exchange Commission on August 20, 2004

                                            1933 Act Registration No. 333-

-------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective [ ] Post-Effective
                           Amendment No. Amendment No.

                           MET INVESTORS SERIES TRUST
                         (PIMCO Total Return Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 848-3854

                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                       -----------------------------------
                    (Address of Principal Executive Offices)

                               Elizabeth M. Forget
                                    President
                           Met Investors Series Trust
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

     The Registrant has registered an indefinite amount of securities of its PIMCO Total Return Portfolio under the Securities Act of 1933 pursuant to
Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2003 was filed with the Commission on or about March 31, 2004.

     It is proposed that this filing will become effective on September 20, 2004 pursuant to Rule 488 of the Securities Act of 1933.

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                               September 20, 2004

Dear Contract Owner:

     As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by MetLife Investors Insurance Company, First MetLife Investors Insurance Company and MetLife Investors Insurance Company of
California (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the J.P. Morgan Quality Bond Portfolio (the "Portfolio") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on November 12, 2004. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

     The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio. All of the assets of the Portfolio would be acquired by PIMCO Total Return Portfolio ("Total Return"), a series of the Trust, in exchange for shares of Total Return and the assumption by Total Return of the liabilities of the Portfolio. Total Return's investment objective is substantially identical to the investment objective of the Portfolio and Total Return's investment policies are similar to those of the Portfolio.

     You will receive either Class A or Class B shares of Total Return having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about Total Return's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

     The Board of Trustees has approved the proposal for the Portfolio and recommends that you vote FOR the proposal.

     I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

     If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by ALAMO Direct, our proxy solicitor, who will remind you to pass on your voting instructions.

     Thank you for taking this matter seriously and participating in this important process.



                                                   Sincerely,

                                                   /s/ Elizabeth M. Forget
                                                   Elizabeth M. Forget
                                                   President
                                                   Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660

                       J.P. Morgan Quality Bond Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on November 12, 2004

To the Shareholders of Met Investors Series Trust:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the J.P. Morgan Quality Bond Portfolio of Met Investors Series Trust (the "Trust"), a Delaware business trust, will be held at the offices of the Trust, 22 Corporate Plaza Drive, Newport Beach, California 92660 on November 12, 2004 at 9:00 a.m. Pacific Time and any adjournments thereof (the "Special Meeting") for the following purpose:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of J.P. Morgan Quality Bond Portfolio ("Quality Bond") by PIMCO Total Return Portfolio ("Total Return"), a series of the Trust, in exchange for shares of Total Return and the assumption by Total Return of the liabilities of Quality Bond. The Plan also provides for distribution of these shares of Total Return to shareholders of Quality Bond in liquidation and subsequent termination of Quality Bond. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Quality Bond.

     The Board of Trustees has fixed the close of business on August 31, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                        By order of the Board of Trustees


                                        Richard C. Pearson
                                        Secretary

September 20, 2004

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                    INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

     The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the voting instructions form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:



         Registration                                                       Valid Signature

         Corporate Accounts


         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . . . . . . . John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . . . . .             John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . . Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . . .Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . . . . . . .   John B. Smith

         (2)      Estate of John B. Smith . . . . . . . . . . . . . . . .       John B. Smith, Jr., Executor


INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your voting instructions form via the Internet follow the four easy steps below.


1.   Read the accompanying proxy information and voting instructions form.

2.   Go to https://vote.proxy-direct.com.

3.   Enter the 14-digit "CONTROL NO." from your voting instructions form.

4.   Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via an Internet site.

                            ACQUISITION OF ASSETS OF

                       J. P. MORGAN QUALITY BOND PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                          PIMCO TOTAL RETURN PORTFOLIO
                                   a series of
                           Met Investors Series Trust

                           PROSPECTUS/PROXY STATEMENT

                            DATED SEPTEMBER 20, 2004


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of J. P. Morgan Quality Bond Portfolio ("Quality Bond") for consideration at a Special Meeting of Shareholders to be held on November 12, 2004 at 9:00 a.m. Pacific time at the offices of Met Investors Series Trust (the "Trust"), 22 Corporate Plaza Drive, Newport Beach, California, 92660, and any adjournments thereof (the "Meeting").

                                      GENERAL

     The Board of Trustees of the Trust has approved the proposed reorganization of Quality Bond, which is a series of the Trust, into PIMCO Total Return Portfolio ("Total Return"), a series of the Trust. Quality Bond and Total Return are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios".

     MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Quality Bond's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts.

     As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Quality Bond that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Quality Bond, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Quality Bond. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of Quality Bond refers to each Insurance Company which holds Quality Bond's shares of record;

     o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of Quality Bond will be acquired by Total Return in exchange for Class A and Class B shares of Total Return and the assumption by Total Return of the liabilities of Quality Bond (the "Reorganization"). If the Reorganization is approved, Class A and Class B shares of Total Return will be distributed to each Record Holder in liquidation of Quality Bond, and Quality Bond will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Total Return which have an aggregate net asset value equal to the aggregate net asset value of your shares of Quality Bond.

     Quality Bond and Total Return are each a separate diversified series of the Trust, a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Quality Bond is substantially identical to that of Total Return, as follows:




------------------------------------------------------- -------------------------------------------------------------
                      Portfolio                                             Investment Objective
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------

Quality Bond                                            To provide a high total return consistent with moderate
                                                        risk of capital and maintenance of liquidity.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Total Return                                            Seeks maximum total return, consistent with the
                                                        preservation of capital and prudent investment management.
------------------------------------------------------- -------------------------------------------------------------

The  investment  strategies  for  Quality  Bond are  similar  to those for Total
Return.

     This Prospectus/Proxy Statement explains concisely the information about Total Return that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):



--------------------------------------------------------------------- --------------------------------------------------
Information about Quality Bond:                                       How to Obtain this Information:
------------------------------                                        -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------

Prospectus of the Trust relating to Quality Bond, dated May 1, 2004   Copies are available upon request and without
                                                                      charge if you:
Statement of Additional Information of the Trust relating to
Quality Bond, dated May 1, 2004,                                      o        Write to the Trust at the address
                                                                               listed on the cover page of this
Annual Report of the Trust relating to Quality Bond for the year               Prospectus/Proxy Statement; or
ended December 31, 2003
                                                                      o        Call (800) 343-8496 toll-free.
Semi-Annual Report of the Trust relating to Quality Bond for the six month period ended June 30, 2004
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about Total Return                                        How to Obtain this Information:
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to Total Return, dated May 1,        A copy is available upon request and without
2004, which accompanies this Prospectus/Proxy Statement               charge if you:

Statement of Additional Information of the Trust relating to Total    o        Write to the Trust at the address
Return, dated May 1, 2004                                                      listed on the cover page of this
                                                                               Prospectus/Proxy Statement; or
Annual Report of the Trust relating to Total Return, for the year
ended December 31, 2003                                               o        Call (800) 343-8496 toll-free.

Semi-Annual Report of the Trust relating to Total Return, for the six month period ended June 30, 2004
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
------------------------------------                                  -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated September 20, 2004, which   A copy is available upon request and without
relates to this Prospectus/Proxy Statement and the Reorganization     charge if you:

                                                                      o        Write to the Trust at the address
                                                                               listed on the cover page of this
                                                                               Prospectus/Proxy Statement; or

                                                                      o        Call (800) 343-8496 toll-free.
--------------------------------------------------------------------- --------------------------------------------------


     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

     Information relating to Quality Bond contained in the Prospectus of the Trust dated May 1, 2004 (SEC File No. 811-10183) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Total Return contained in the Prospectus of the Trust dated May 1, 2004 also is incorporated by reference in this document. The Statement of Additional Information dated September 20, 2004 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to Quality Bond for the year ended December 31, 2003 and the six month period ended June 30, 2004, financial statements of the Trust relating to Total Return for the year ended December 31, 2003 and the six month period ended June 30, 2004 and pro forma financial statements of the Trust relating to Total Return for the twelve month period ended June 30, 2004, is incorporated by reference in its entirety in this document.

------------------------------------------------------------------------------

The Securities and Exchange Commission has not determined that the information in this Prospectus/Proxy Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.

------------------------------------------------------------------------------

         An investment in Total Return through a Contract:

o    is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o    is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment

                                                          Table of Contents


                                                                                                               Page

SUMMARY...........................................................................................................7
This section summarizes the primary features and consequences of the Reorganization...............................7
         Why is the Reorganization being proposed?................................................................7
         What are the key features of the Reorganization?.........................................................7
         After the Reorganization, what shares of Total Return will I own?........................................7
         How will the Reorganization affect me?...................................................................8
         How do the Trustees recommend that I vote?...............................................................8
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........9
         How do the Portfolios' fees and expenses compare?.......................................................11
         How do the Portfolios' performance records compare?.....................................................13
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.............................................................................16
         Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization?  What will the management and advisory fees be after the Reorganization?...............................................16
         What will be the primary federal tax consequences of the Reorganization?................................17
RISKS............................................................................................................18
         Are the risk factors for the Portfolios similar?........................................................18
         What are the primary risks of investing in each Portfolio?..............................................18
         Are there any other risks of investing in each Portfolio?...............................................21
INFORMATION ABOUT THE REORGANIZATION.............................................................................22
         Reasons for the Reorganization..........................................................................22
         Agreement and Plan of Reorganization....................................................................23
         Federal Income Tax Consequences.........................................................................24
         Pro-forma Capitalization................................................................................26
         Distribution of Shares..................................................................................27
         Purchase and Redemption Procedures......................................................................27
         Exchange Privileges.....................................................................................28
         Dividend Policy.........................................................................................28
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................28
         Form of Organization....................................................................................28
         Capitalization..........................................................................................29
         Shareholder Liability...................................................................................29
         Shareholder Meetings and Voting Rights..................................................................29
         Liquidation.............................................................................................30
         Liability and Indemnification of Trustees...............................................................30
VOTING INFORMATION CONCERNING THE MEETING........................................................................31
         Shareholder Information.................................................................................33
         Control Persons and Principal Holders of Securities.....................................................33
FINANCIAL STATEMENTS AND EXPERTS.................................................................................34
LEGAL MATTERS....................................................................................................34
ADDITIONAL INFORMATION...........................................................................................34
OTHER BUSINESS...................................................................................................34
EXHIBIT A  Form of Agreement and Plan of Reorganization.........................................................A-1
EXHIBIT B  Management's Discussion and Analysis.................................................................B-1




                                     SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
                  PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

                  Why is the Reorganization being proposed?

     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies, especially those funds that have been unable to accumulate significant assets, that serve as funding vehicles for insurance contracts issued by MetLife and its affiliates. Quality Bond's performance over each of the one year periods ended December 31, 2003 and December 31, 2002 has been below the performance of Total Return. In addition, the total operating costs of Total Return are lower than those of Quality Bond. Therefore, the Trustees believe that the Reorganization is in the best interests of Quality Bond's shareholders.

                  What are the key features of the Reorganization?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of Quality Bond to Total Return in exchange for Class A and Class B shares of Total Return;

o    the assumption by Total Return of all of the liabilities of Quality Bond;

o the liquidation of Quality Bond by distribution of Class A and Class B shares of Total Return to Quality Bond's shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about November 22, 2004.

            After the Reorganization, what shares of Total Return will I own?

     If you own Class A or Class B shares of Quality Bond, you will own Class A and Class B shares, respectively, of Total Return.

     The new shares you receive will have the same total value as your shares of Quality Bond, as of the close of business on the day immediately prior to the Reorganization.

        How will the Reorganization affect me?

     It is anticipated that the Reorganization will benefit you as well as the Record Holders as follows:

     o COST SAVINGS: The total operating expenses of Total Return are less than the operating expenses of Quality Bond. As of December 31, 2003, Total Return's total operating expense ratio for Class B shares was 0.83% of average daily net assets and Quality Bond's total operating expense ratio was 0.92% for Class B shares.

     o OPERATING EFFICIENCIES: Upon the reorganization of Quality Bond into Total Return, operating efficiencies may be achieved by Total Return because it will have a greater level of assets. As of June 30, 2004, Quality Bond's total net assets were approximately $170.4 million, and Total Return's total net assets were approximately $1.3 billion.

     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Total Return after the Reorganization. After the Reorganization your Contract values will depend on the performance of Total Return rather than that of Quality Bond. The Trustees of the Trust believe that the Reorganization will benefit both Quality Bond and Total Return. Therefore, all of the costs of the Reorganization, including costs of the Meeting and proxy solicitation, will be paid by the Portfolios based on the ratio of each Portfolio's net assets at the time of the Reorganization.

     Like Quality Bond, Total Return will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A or Class B shares of Total Return.

          How do the Trustees recommend that I vote?

     The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Quality Bond, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Quality Bond.



        THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

     The Trustees of the Trust have also approved the Plan on behalf of Total Return.

     How  do  the  Portfolios'  investment   objectives,   principal  investment
strategies and risks compare?

     The investment objective of Quality Bond is substantially identical to that of Total Return, and the investment strategies of each Portfolio are similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

     The  following  tables  summarize a  comparison  of Quality  Bond and Total
Return with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to the Portfolios.


   ------------------ -------------------------------------------------------------------------------
                      Quality Bond
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------

   Investment         To provide a high total return consistent with moderate risk of capital and
   Objective          maintenance of liquidity.
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Invests at least 80% of its net assets in investment grade fixed income debt
   Investment         securities.
   Strategies
                      Portfolio invests in broad sectors of the fixed income market, including U.S.
                      Government and agency securities, corporate securities including bonds, debentures and notes, asset-backed securities and mortgage-backed and mortgage-related securities.

                      Adviser actively manages duration.  Average duration as of June 30, 2004 was
                      4.57 years.

                      Adviser selects specific securities it believes are undervalued.

                      Portfolio may invest up to 20% of its assets in foreign debt securities including securities of issuers located in emerging markets.

                      Adviser may, when consistent with the Portfolio's investment objective, use derivatives such as swaps, options or futures for hedging and for risk management.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      Total Return
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         Seeks maximum total return, consistent with the preservation of capital and
   Objective          prudent investment management
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Normally invests at least 65% of its assets in a diversified portfolio of
   Investment         fixed income instruments primarily investment grade debt securities, U.S.
   Strategies         government securities and commercial paper and other short-term obligations).

                      May invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.  Normally hedges at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuating exchange rates.

                      "Total return" which it seeks consists of income earned on its investments, plus capital appreciation arising from decreases in interest rates or improving credit fundamentals for a particular sector or security.

                      May invest all of its assets in derivatives such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.
                      May also engage in forward commitments, when-issued and delayed delivery securities transactions.  May seek to obtain market exposure to securities in which it primarily invests by entering a series of purchase and sale contracts or buying investment techniques such as buy backs or dollar rolls.

                      Invests in debt securities of varying maturities; average portfolio duration normally varies from 3 to 6 years based on forecasted interest rates (average duration as of June 30, 2004 was 4.33 years).
   ------------------ -------------------------------------------------------------------------------

     The principal risks of investing in Total Return are similar to those of investing in Quality Bond. They include:

     o Interest rate risk - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

     o Credit risk -- the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis

     o Mortgage-related security risk - changes in interest rates generally affect the value of a mortgage-backed security; some mortgage-backed securities may be structured so that they may be particularly sensitive to changes in interest rates; and investment in mortgage-related securities are subject to special risks if the issuer of the security prepays the principal prior to the security's maturity (including increased volatility in the price of the security and wider fluctuations in response to interest rates)

     o Asset-backed security risk - if non-mortgage asset-backed securities fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support the payments on the securities

     o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject

     o Derivatives risk - the use of options, futures and other derivatives, although designed to hedge the Portfolio's investments against currency exposure, may not be successful and could result in losses to the Portfolio

         For Total Return

     o Market risk - the Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings


     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of the Portfolios.

     Although Quality Bond and Total Return have substantially identical investment objectives and similar investment strategies, it is anticipated that the securities held by Quality Bond may be sold in significant amounts in order to comply with the policies and investment practices of Total Return in connection with the Reorganization. If such sales occur, the transaction costs of each Portfolio will be increased.

        How do the Portfolios' fees and expenses compare?

     Quality Bond offers two classes of shares (Class A and Class B). Total Return offers three classes of shares (Class A, Class B and Class E). Class E shares are not involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A and Class B shares of each of the Portfolios. The table entitled "Total Return Pro Forma" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

     The amounts for the Class A and Class B shares of Quality Bond and Total Return set forth in the following tables and in the examples are based on the expenses for Quality Bond and Total Return for the twelve month period ended June 30, 2004. The amounts for Class A and Class B shares of Total Return (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Total Return would have been for the twelve month period ended June 30, 2004, assuming the Reorganization takes place.

     The shares of Quality Bond and Total Return are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

         Fees and Expenses (as a percentage of average daily net assets)
         ---------------------------------------------------------------


----------------------------- -------------------------- -------------------------- --------------------------
                                    Quality Bond               Total Return               Total Return
                                                                                           (Pro Forma)
----------------------------- -------------------------- -------------------------- --------------------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------

                               Class A       Class B      Class A       Class B      Class A       Class B
                                -------       -------      -------       -------      -------       -------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
Management Fees                  0.52%         0.52%        0.50%         0.50%        0.50%         0.50%
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
12b-1 Fees                        None         0.25%         None         0.25%         None         0.25%
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
Other Expenses                   0.14%         0.14%        0.05%         0.05%        0.06%         0.06%
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
Total Annual Portfolio           0.66%         0.91%        0.55%         0.80%        0.56%         0.81%
Operating Expenses Before
Expense Waiver / Repayment
to Manager
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
Contractual Expense               0.04%        0.04%          ---         ---           ---          ---
(Waiver)/Repayment to
Manager*
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
Total Annual Portfolio           0.70%         0.95%        0.55%        0.80%         0.56%         0.81%
Operating Expenses After
Expense Waiver / Repayment
to Manager
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------

* Met Investors Advisory LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the Total Annual Portfolio Operating Expenses for the Class A and Class B shares of Quality Bond will not exceed 0.70% and 0.95%, respectively for the period ended April 30, 2005 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.



     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Quality Bond versus Total Return and Total Return Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2005. The examples are for illustration only, and your actual costs may be higher or lower.

     THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.


         Examples of Portfolio Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                              Quality Bond
                                 One Year           Three Years          Five Years           Ten Years

          Class A                   $72                 $216                $373                 $828
          Class B                   $97                 $295                $510                $1,127
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                              Total Return
                                 One Year           Three Years          Five Years           Ten Years
          Class A                   $56                 $177                $308                 $691
          Class B                   $82                 $256                $446                 $993
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                         Total Return Pro Forma
                                 One Year           Three Years          Five Years           Ten Years
          Class A                    $57                   $180             $314                 $703
          Class B                    $83                   $260             $451                 $1,005
          ----------------- -------------------- ------------------- -------------------- -------------------


                  How do the Portfolios' performance records compare?

     The following charts show how the Class A shares of Quality Bond and the shares of Quality Bond Portfolio, a series of Cova Series Trust and the predecessor of Quality Bond, and of Total Return, have performed in the past. The assets and liabilities of the predecessor fund were transferred to Quality Bond on February 12, 2001. The Class A shares are the oldest class outstanding for Quality Bond. The Class A and Class B shares of Total Return commenced operations on May 1, 2001 and February 12, 2001, respectively. Past performance is not an indication of future results.

     PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)

     The charts below show the percentage gain or loss for the Class A shares of Total Return in each full calendar year since inception and the Class A shares of Quality Bond in each full calendar year since the inception of Quality Bond's predecessor on May 1, 1996.

     These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return, as applicable, has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of each Portfolio which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                      Quality Bond


---------------- -------------- -------------- ------------ ------------ ------------ ------------

     9.06%           8.37%         -1.54%        11.42%        7.03%        8.94%        4.01%






      97              98             99            00           01           02           03
---------------- -------------- -------------- ------------ ------------ ------------ ------------
                                          High Quarter: 4th- 2000 + 4.59%
                                          Low Quarter: 2nd - 1999 -1.46%



                                    Total Return

                         --------------- -------------
                                   9.29% 4.53%






                                      02 03
                         --------------- -------------
                           High Quarter: 3rd- 2002 + 3.65%
                           Low Quarter: 1st - 2002 0.00%

     The next set of tables lists the average annual total return of the Class A shares of Quality Bond and its predecessor for the past one and five years and since inception (through December 31, 2003), of Class B shares of Quality Bond for the past one year and since inception (through December 31, 2003) and of the Class A and Class B shares for the past one year and since inception (through December 31, 2003). These tables include the effects of portfolio expenses and is intended to provide you with some indication of the risks of investing in each Portfolio by comparing its and, as applicable, its predecessor's performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.



         Average Annual Total Return (for the period ended 12/31/2003)(1)

       ---------------------------- --------------- --------------- ---------------- ---------------

       Quality Bond                  1 Year Ended      5 Years      From Inception   Inception Date
                                       12/31/03         Ended         to 12/31/03
                                                       12/31/03


       ---------------------------- --------------- --------------- ---------------- ---------------
       ---------------------------- --------------- --------------- ---------------- ---------------
       Class A shares                   4.01%           5.87%            6.84%           5/1/96
       ---------------------------- --------------- --------------- ---------------- ---------------
       ---------------------------- --------------- --------------- ---------------- ---------------
       Class B shares                   3.78%            ___             5.90%           4/3/01
       ---------------------------- --------------- --------------- ---------------- ---------------
       ---------------------------- --------------- --------------- ---------------- ---------------
       Citigroup Broad Investment       4.20%           6.62%           7.53%*
           Grade Bond Index
       ---------------------------- --------------- --------------- ---------------- ---------------

       ------------------------------ ---------------- ----------------- -----------------
       Total Return                    1 Year Ended     From Inception    Inception Date
                                       12/31/03        to 12/31/03

       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Class A shares                      4.53%            7.79%             5/1/01
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Class B shares                      4.53%            7.10%            2/12/01
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Lehman Brothers Aggregate           4.11%            7.20%**
           Bond Index
       ------------------------------ ---------------- ----------------- -----------------

     (1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

         *    Date of Index performance is from 5/1/96.
         **  Date of Index performance is from 2/28/01.

                                --------------------------

     The Citigroup Broad Investment Grade Bond Index is a widely recognized unmanaged market-capitalized weighted index which includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

     For a detailed discussion of the manner of calculating total return, please see the Portfolios' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Total Return is also contained in management's discussion of Total Return's performance, attached as Exhibit B to this Prospectus/Proxy Statement. This information also appears in the most recent Annual Report of the Trust relating to Total Return.

     Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A or Class B shares, as applicable, of Total Return. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

     Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

         Management of the Portfolios

     The overall management of Quality Bond and of Total Return is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         Manager

     Met Investors Advisory LLC (the "Manager") is the investment manager for each Portfolio. The Manager selects and pays the fees of the Advisers for each Portfolio and monitors each Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.



         Facts about the Manager:

         ------------------------------------------------------------------------------------------------------------

         o        The Manager is an affiliate of MetLife.

         o        The Manager manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $8.3 billion as of December 31, 2003.

         o        The Manager is located at 22 Corporate Plaza Drive, Newport Beach, California  92660.
         ------------------------------------------------------------------------------------------------------------

         Adviser

     Pacific Investment Management Company LLC (the "Adviser") is the investment adviser to Total Return. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for each Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.


         Facts about the Adviser:

         ------------------------------------------------------------------------------------------------------------

         o        The Adviser is a majority-owned subsidiary of Allianz Dresdner Asset Management of America LP
                  ("ADAM LP").  Allianz AG is the indirect majority owner of ADAM LP.

         o        The Adviser had approximately $373.8 billion in assets as of December 31, 2003.

         o        The Adviser is located at 840 Newport Center Drive, Newport Beach, California 92660.
         ------------------------------------------------------------------------------------------------------------

         Portfolio Management

     A portfolio management team, led by William H. Gross, a Managing Director, the Chief Investment Officer, and a founding partner of the Adviser, manages the Portfolio.

         Management Fees

     For its management and supervision of the daily business affairs of Total Return, the Manager is entitled to receive a monthly fee at the annual rate of 0.50% of the Portfolio's average daily net assets.

     The Manager may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Manager may also reduce or cease these voluntary waivers and reimbursements at any time.

         Advisory Fees

     Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to Total Return. The Portfolio does not pay a fee to the Adviser.

       What will be the primary federal tax consequences of the Reorganization?

     Prior to or at the completion of the Reorganization, Quality Bond and Total Return will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Quality Bond or its Record Holders for federal income tax purposes as a result of receiving shares of Total Return in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Total Return that are received by the Record Holders of Quality Bond will be the same as the holding period and aggregate tax basis of the shares of Quality Bond previously held by such Record Holders, provided that such shares of Quality Bond are held as capital assets. In addition, the holding period and tax basis of the assets of Quality Bond in the hands of Total Return as a result of the Reorganization will be the same as in the hands of Quality Bond immediately prior to the Reorganization, and no gain or loss will be recognized by Total Return upon the receipt of the assets of Quality Bond in exchange for shares of Total Return and the assumption by Total Return of Quality Bond's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                 RISKS

     Are the risk factors for the Portfolios similar?

     Yes. The risk factors are similar due to the substantially identical investment objectives and similar investment policies of Quality Bond and Total Return. The risks of Total Return are described in greater detail in the Portfolio's Prospectus.

      What are the primary risks of investing in each Portfolio?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.




-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios is subject to Interest Rate Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Quality Bond                           Normally invests substantially all of its assets in fixed income debt securities.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Total Return                           Normally invests substantially all of its assets in fixed income securities.
-------------------------------------- -------------------------------------------------------------------------------


     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Portfolio invests a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rats are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Credit Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Quality Bond                             Invests in debt securities, including mortgage- and asset-backed securities and derivatives.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Total Return                             Investments in debt securities, including mortgage-and asset-backed securities and derivatives.
---------------------------------------- ------------------------------------------------------------------------

     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Mortgage-Related Security Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Quality Bond                             Invests in mortgage-backed securities.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Total Return                             Invests in mortgage-backed securities.

---------------------------------------- ------------------------------------------------------------------------


     Mortgage-related securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

     Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that a Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose a Portfolio to a lower rate of return when it reinvests the principal. Further, a Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

     If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Portfolio's shares to fluctuate more.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Asset-Backed Security Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Quality Bond                             May invest in non-mortgage asset-backed securities.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Total Return                             May invest in non-mortgage asset-backed securities.

---------------------------------------- ------------------------------------------------------------------------

     Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles on credit cared receivables may be insufficient to support the payments on the securities.


---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Foreign Investment Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Quality Bond                             May invest up to 20% of its total assets in securities of foreign issuers.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Total Return                             Investments in securities of foreign issuers are not anticipated to exceed 35% of total assets.
---------------------------------------- ------------------------------------------------------------------------


     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly great risks to investors.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Derivatives Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Quality Bond                             May invest in derivatives, such as options, futures contracts or swap agreements.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Total Return                             May invest in derivatives, such as options, futures contracts or swap agreements.
---------------------------------------- ------------------------------------------------------------------------

     A Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Total Return generally utilizes derivatives more than does Quality Bond.

        Are there any other risks of investing in each Portfolio?

     Total Return is subject to Market Risk. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

     It is anticipated that both Portfolios' annual portfolio turnover rate may exceed 100%. Annual turnover rate of 100% or more is considered high and results in greater brokerage and other transaction costs which are born by the Portfolio and its shareholders.

                      INFORMATION ABOUT THE REORGANIZATION

     Reasons for the Reorganization

     The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those portfolios that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's remaining portfolios.

     At a regular meeting held on August 19, 2004, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Quality Bond, and that the interests of existing shareholders of Quality Bond will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that the historical performance of Total Return over each of the past two years ended December 31, 2003 had exceeded that of Quality Bond.

     The Trustees considered the relative asset size of each Portfolio, including the benefits of Quality Bond joining with a larger entity. As of June 30, 2004, Quality Bond's assets were approximately $170.4 million and Total Return's assets were approximately $1.3 billion. The Trustees were informed that during the past year, unlike Total Return, there was not any significant net cash flow into Quality Bond.

     In addition, the Trustees considered, among other things:

     o    the terms and conditions of the Reorganization;

     o the fact that the Reorganization would not result in the dilution of shareholders' interests;

     o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

     o the fact that the expense ratio and management fee of Total Return are lower than those of Quality Bond;

     o the fact that Quality Bond and Total Return have substantially identical investment objectives and similar principal investment strategies;

     o the fact that each Portfolio will proportionately bear the expenses incurred by the Portfolios in connection with the Reorganization;

     o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

     o the fact that Total Return will assume all of the liabilities of Quality Bond;

     o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes;

     o the fact that the Securities and Exchange Commission and various state regulators had brought proceedings against affiliates of the Adviser and required information on such proceedings to be presented to the Trustees; and

     o alternatives available to shareholders of Quality Bond, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Quality Bond and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Quality Bond for approval.

     The Trustees of the Trust have also approved the Plan on behalf of Total Return.

             Agreement and Plan of Reorganization

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of Quality Bond will be acquired by Total Return in exchange for Class A and Class B shares of Total Return and the assumption by Total Return of all of the liabilities of Quality Bond on or about November 22, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Quality Bond will endeavor to discharge all of its known liabilities and obligations. Quality Bond will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m.
Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, Quality Bond will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional shares of each class of Total Return to be received by the Record Holders of Quality Bond will be determined by multiplying the respective outstanding class of shares of Quality Bond by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Quality Bond by the net asset value per share of the respective class of shares of Total Return. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Quality Bond and Total Return, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, Quality Bond will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Total Return received by Quality Bond. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Quality Bond's Record Holders on Total Return's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Total Return due to Quality Bond's Record Holders. All issued and outstanding shares of Quality Bond will be canceled. The shares of Total Return to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Quality Bond will be terminated.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Quality Bond's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Quality Bond's shareholders, the Plan may be terminated (a) by the mutual agreement of Quality Bond and Total Return; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     If the Reorganization is not consummated, MetLife or one of its affiliates will pay the expenses incurred by Quality Bond and Total Return in connection with the Reorganization (including the cost of any proxy-soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Quality Bond, Total Return or their shareholders.

     If Quality Bond's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

          Federal Income Tax Consequences

     The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Quality Bond and Total Return will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of Quality Bond solely in exchange for shares of Total Return and the assumption by Total Return of the liabilities of Quality Bond followed by the distribution of Total Return's shares to the Record Holders of Quality Bond in dissolution and liquidation of Quality Bond, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Quality Bond and Total Return will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Total Return upon the receipt of the assets of Quality Bond solely in exchange for the shares of Total Return and the assumption by Total Return of the liabilities of Quality Bond;

     (3) No gain or loss will be recognized by Quality Bond on the transfer of its assets to Total Return in exchange for Total Return's shares and the assumption by Total Return of the liabilities of Quality Bond or upon the distribution (whether actual or constructive) of Total Return's shares to Quality Bond's Record Holders in exchange for their shares of Quality Bond;

     (4) No gain or loss will be recognized by Quality Bond's Record Holders upon the exchange of their shares of Quality Bond for shares of Total Return in liquidation of Quality Bond;

     (5) The aggregate tax basis of the shares of Total Return received by each Record Holder of Quality Bond pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Quality Bond held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Total Return received by each Record Holder of Quality Bond will include the period during which the shares of Quality Bond exchanged therefor were held by such Record Holder (provided that the shares of Quality Bond were held as a capital asset on the date of the Reorganization); and

     (6) The tax basis of the assets of Quality Bond acquired by Total Return will be the same as the tax basis of such assets to Quality Bond immediately prior to the Reorganization, and the holding period of such assets in the hands of Total Return will include the period during which the assets were held by Quality Bond.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Quality Bond would recognize a taxable gain or loss equal to the difference between its tax basis in its Quality Bond shares and the fair market value of the shares of Total Return it received.

                  Pro-forma Capitalization

     The following table sets forth the capitalization of Quality Bond and Total Return as of June 30, 2004, and the capitalization of Total Return on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.01 Class A shares and 1.01 Class B shares of Total Return for each Class A and Class B share of Quality Bond, respectively.

                      Capitalization of Quality Bond, Total Return and
                               Total Return (Pro Forma)*


-------------------------- ------------------ ------------------ --------------
                             Quality Bond       Total Return     Total Return
                                                               Pro-forma (After
                                                                Reorganization)
-------------------------- ------------------ ------------------ ---------------
Net Assets
Class A                    $104,071,803        $  207,415,088    $  311,486,891
Class B                    $ 66,355,993        $  963,241,848    $1,029,597,841
Class E                    ___                 $  143,291,754    $  143,291,754
Total Net Assets           $170,427,796        $1,313,948,698    $1,484,376,486
-------------------------- ------------------ ------------------ ---------------
Net Asset Value Per Share
Class A                    $11.83              $ 11.68           $ 11.68
Class B                    $11.75              $ 11.60           $ 11.60
Class E                    ___                 $ 11.62           $ 11.62
-------------------------- ------------------ ------------------ ---------------
Shares Outstanding
Class A                    8,795,171            17,750,941         26,661,198
Class B                    5,648,145            83,040,918         88,761,262
Class E                    ___                  12,328,496         12,328,486
-------------------------- ------------------ ------------------ --------------
Total Shares Outstanding   14,443,316          113,120,355        127,750,956
-------------------------- ------------------ ------------------ ---------------


                  * Net assets do not reflect merger fees of $50,000.



     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

                  Distribution of Shares

     All portfolios of the Trust sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies and certain of the Trust's portfolios offer shares to qualified pension and retirement plans. Expenses of the Trust are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) The Trust may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

     MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Trust's shares. MID and its affiliates distribute the Contracts, and Total Return's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries. Total Return is authorized to issue four classes of shares: Class A, Class B, Class C and Class E. Class C shares of Total Return are not currently offered. Quality Bond currently offers only Class A and Class B shares. Each Class has a separate distribution arrangement and bears its own distribution expenses, if any.

     In the proposed Reorganization, shareholders of Quality Bond owning Class A or Class B shares will receive Class A or Class B shares, respectively, of Total Return. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of Total Return.

     Class B shares are sold at net asset value without any initial or deferred sales changes and are subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class B shares of Total Return under which the Portfolio may pay for distribution-related expenses at an annual rate which may not exceed 0.50 % of average daily net assets attributable to the Class. Payments with respect to Class B shares are currently limited to 0.25% of average daily net assets attributable to the Class. The amount may be increased to the full plan rate for the Portfolio by the Trustees without shareholder approval.

     In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Total Return serves as an investment vehicle. More detailed descriptions of the Class A and Class B shares and the distribution arrangements applicable to these Classes of shares are contained in the Prospectus and Statement of Additional Information relating to Total Return.

                  Purchase and Redemption Procedures

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Quality Bond. No fee is charged by Quality Bond for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Quality Bond buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     MID and its affiliates place orders for the purchase or redemption of shares of Total Return based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

                  Exchange Privileges

     The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

                  Dividend Policy

     Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

     Each Portfolio has qualified, and Total Return intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     Form of Organization

     The Trust is organized as a Delaware statutory trust and is governed by its Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws, a Board of Trustees, and applicable Delaware law. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of the Portfolios and other mutual funds of various asset classes. The Trust currently offers shares of its portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Companies and qualified pension and retirement plans.

                  Capitalization

     The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

     Shares of Quality  Bond are offered in only two classes  (Class A and Class
B) and shares of Total Return are offered in three classes (Class A, Class B and Class E). Shares of the classes of each Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

                  Shareholder Liability

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

                  Shareholder Meetings and Voting Rights

     The Trust on behalf of each Portfolio is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

     Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

     Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

     The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders.

                  Liquidation

     In the event of the liquidation of the Trust, either Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution.

                  Liability and Indemnification of Trustees

     Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of
Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, the By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                      VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of Quality Bond in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 9:00 a.m. Pacific Time, November 12, 2004, at the offices of the Trust, 22 Corporate Plaza Drive, Newport Beach, California, 92660, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Quality Bond on or about October 1, 2004.

     The Board of Trustees of the Trust has fixed the close of business on August 31, 2004 as the record date (the "Record Date") for determining the shareholders of Quality Bond entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Quality Bond, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Quality Bond. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Quality Bond for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Quality Bond held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Quality Bond is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

     o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

     Approval of the Reorganization will require the affirmative vote of a majority of the votes of Quality Bond cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33 1/3% majority of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Quality Bond were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

     Voting instructions solicitations will be made primarily by mail, but beginning on or about October 17, 2004 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory LLC, its affiliates or other representatives of Quality Bond (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by ALAMO Direct, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures are estimated at approximately $50,000. If the Reorganization is consummated, such costs will be paid by each Portfolio in proportion to its net assets at the Closing Date. If the Reorganization is not consummated, such costs will be paid by MetLife or one of its affiliates. In such event, neither the Trust nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

     If shareholders of Quality Bond do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of Quality Bond who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or
Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

     The votes of the  shareholders  of Total Return are not being  solicited by
this  Prospectus/Proxy   Statement  and  are  not  required  to  carry  out  the
Reorganization.

                  Shareholder Information

     The Record Holders of Quality Bond at the close of business on August 31, 2004 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Quality Bond owned as of the Record Date. As of the Record Date, the total number of shares of Quality Bond outstanding and entitled to vote was as follows:

     ----------------------------------- ----------------------------------
                                                   Number of Shares
     ----------------------------------- ----------------------------------
     ----------------------------------- ----------------------------------
        Class A
        Class B
        Total
     ----------------------------------- ----------------------------------

As of August 31, 2004, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of Quality Bond and Total Return, respectively.


                  Control Persons and Principal Holders of Securities

     On August 31, 2004 to the knowledge of the Trustees and management of the Trust, MetLife Investors Insurance Company Variable Annuity Account One and
Variable Life Account One, MetLife Investors Insurance Company of California Variable Annuity Account Five and Variable Life Account Five, MetLife Investors USA Insurance Company Separate Account A and First MetLife Investors Insurance Company Variable Annuity Account One collectively owned of record 100% of the shares of Quality Bond.

     Each Insurance Company has advised the Trust that as of August 31, 2004 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Quality Bond.

     As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and as a result MetLife may be deemed to be a control person with respect to the Trust.

                             FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of the Trust relating to Quality Bond, for the year ended as of December 31, 2003, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Trust relating to Total Return, for the year ended as of December 31, 2003, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                    LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Total Return will be passed upon by Sullivan & Worcester LLP.

                                 ADDITIONAL INFORMATION

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                   OTHER BUSINESS

     The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING
          INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

September 20, 2004

                                                                Exhibit A

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 31st day of August, 2004, by and between Met Investors Series Trust, a Delaware business trust, with its principal place of business at 22 Corporate Plaza Drive, Newport Beach, California 92660 (the "Trust"), with respect to its PIMCO Total Return Portfolio series (the "Acquiring Fund"), and the Trust, with respect to its J.P. Morgan Quality Bond Portfolio series (the "Selling Fund").

     The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A and Class B shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

     WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares of each class to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2. Holders of Class A and Class B shares of the Selling Fund will receive Class A and Class B shares, respectively, of the Acquiring Fund.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about November 22, 2004 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Trust, or at such other time and/or place as the parties may agree.

     3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

     (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

     (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

     (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

     (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

     (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (g) The unaudited financial statements of the Selling Fund at June 30, 2004 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

     (h) Since June 30, 2004, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

     (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

     (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

     (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

     (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

     (a) The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

     (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) The unaudited financial statements of the Acquiring Fund at June 30, 2004 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

     (g) Since June 30, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

     (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

     (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

     (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

     (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by the Trust's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

     (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

     (b) The Acquiring Fund is a separate series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

     (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

     (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

     (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

     (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

     (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

     (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

     Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

     7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

     (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

     (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

     (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

     (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

     (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

     (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

     (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

     (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

     Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The  Registration  Statement shall have become effective under the 1933
Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

     8.6 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, for federal income tax purposes:

     (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

     (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

     (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

     (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

     (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Selling Fund and the Acquiring Fund in proportion to their relative net assets on the Valuation Date. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

     (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party. In such event, Met Investors Advisory LLC, or one of its affiliates, shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                 MET INVESTORS SERIES TRUST ON BEHALF OF J.P. MORGAN QUALITY BOND PORTFOLIO

                 By:
                    -----------------------------------------

                 Name: Elizabeth M. Forget

                 Title: President



                 MET INVESTORS SERIES TRUST ON BEHALF OF PIMCO TOTAL RETURN PORTFOLIO

                 By:
                    -----------------------------------------

                 Name: Elizabeth M. Forget

                 Title: President

                                                      EXHIBIT B

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders
--------------------------------------------------------------------------------

Major market trends affecting the Portfolio's Performance

Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index/1/ returned 0.32% for the quarter and 4.11% for the year.

While Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to
8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period.

Other factors attributed to the Portfolio's Performance vs. the Benchmark

Diversifying beyond core index sectors helped protect the Portfolio in a volatile market environment. The Portfolio's duration was below-benchmark throughout the fourth quarter and for most of the year. This was positive for performance as U.S. Treasury yields ended the year slightly higher. An emphasis on intermediate maturities was negative as the yield curve flattened over the quarter. With the market anticipating future rate hikes by the Fed, yields on short-term maturities rose more than those on long bonds. However, the steepness that remains in the intermediate portion of the curve provided both "carry" and price appreciation via "roll down" that mitigated the effect of the relative change in yields. A corporate underweight was negative for the year as this sector outperformed Treasuries on a duration-adjusted basis, but the impact was mitigated by positive security selection of Telecom and Auto issues. Allocations to municipal bonds helped returns as well; this less volatile asset class outperformed more volatile Treasuries of like duration. Non-U.S. holdings, mainly Eurozone exposure, were positive; yields on these assets rose less than Treasuries, and the euro's appreciation versus the dollar added to returns.

Market/Portfolio Outlook

The recovery in the global economy will be sustained in 2004, with China joining the U.S. as the co-engine for growth. Short-term U.S. interest rates may rise higher than rates for longer maturities, as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will keep inflation benign. We foresee positive forces outweighing negatives in the U.S. as the hand-off from consumer spending to business investments seems to have taken hold. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and might become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China. In view of our outlook, we will take a defensive posture and focus adding value through safe yield.

With respect to portfolio strategy, we will:

  .  Target below-index duration as we foresee an upward trend in interest rates

  . Focus on intermediate securities and reap gains by "rolling down a steep yield curve", as the Fed anchors the short end of the yield curve for most of 2004

  . Target an underweight exposure to mortgages and corporates as they pay slim yield premiums for their credit risk given their full valuations

  . We will maintain out of core strategies like real return, municipal and emerging market bonds which remain compelling for the following reasons:

     . TIPs hedge against secular inflation risk and have diversification benefits

     . Municipal securities provide yields near taxable debt with strong credit quality, and are less susceptible to treasury sell-offs

     . Modest exposure to the euro and yen can add value as the substantial U.S. trade deficit continues to exert downward pressure on the dollar

     . Relatively high yielding emerging market credits are poised for another good year as fundamentals continue to improve.

William H. Gross
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                                      Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   8.34%
        ----------------------------------------------------------------
        U.S. Treasury Note (1.25%, 05/31/05)                    3.88%
        ----------------------------------------------------------------
        U.S. Treasury Bond (7.50%, 11/15/16)                    2.70%
        ----------------------------------------------------------------
        U.S. Treasury Bond (6.875%, 08/15/25)                   2.46%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 09/15/27)      2.27%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 10/01/22)      1.75%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 06/01/22)      1.50%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09) 1.27%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, 09/01/33)      1.20%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10) 1.08%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)
--------------------------------------------------------------------------------

                    PIMCO Total Return Portfolio managed by
 Pacific Investment Management Company LLC, vs. Lehman Brothers Aggregate Bond
                                    Index/1/
                            Growth Based on $10,000+

                                     [CHART]

                 PIMCO Total          Lehman Brothers
              Return Portfolio     Aggregate Bond Index/1/
              ----------------     -----------------------
02/12/2001        $10,000                $10,000
03/31/2001         10,100                 10,137
06/30/2001         10,110                 10,194
09/30/2001         10,640                 10,664
12/31/2001         10,669                 10,669
03/31/2002         10,669                 10,680
06/30/2002         11,041                 11,075
09/30/2002         11,444                 11,583
12/31/2002         11,661                 11,765
03/31/2003         11,837                 11,929
06/30/2003         12,117                 12,227
09/30/2003         12,158                 12,210
12/31/2003         12,191                 12,249

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                     [CHART]

Asset Backed Securities                      1.6%
Collateralized Mortgage Obligations         11.1%
Corporate Bonds & Debt Securities            6.2%
Foreign Bonds & Debt Securities              0.4%
Foreign Government                           4.3%
Municipals                                   9.2%
U.S. Agencies                               48.8%
U.S. Treasuries                             18.4%

    --------------------------------------------------------------------------
                                              Average Annual Return/2/
                                              (for the period ended 12/31/03)
    --------------------------------------------------------------------------
                                              1 Year     Since Inception/3/
    --------------------------------------------------------------------------
    PIMCO Total Return Portfolio--Class A     4.53%            7.79%
--                   Class B                  4.53%            7.10%
                     Class E                  4.44%            5.45%
    --------------------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index/1/   4.11%            7.20%
    --------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                       J.P. MORGAN QUALITY BOND PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 (800) 848-3854

                        By and In Exchange For Shares of

                          PIMCO TOTAL RETURN PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST


This Statement of Additional Information, dated September 20, 2004, relating specifically to the proposed transfer of the assets and liabilities of J.P. Morgan Quality Bond Portfolio ("Quality Bond"), a series of Met Investors Series Trust (the "Trust"), to PIMCO Total Return Portfolio ("Total Return"), a series of the Trust, in exchange for Class A and Class B shares of common stock, $.001 par value per share, of Total Return (to be issued to holders of shares of Quality Bond), consists of the information set forth below pertaining to Quality Bond and Total Return and the following described documents, each of which is attached hereto and incorporated by reference herein:


(1) The Statement of Additional Information of Quality Bond and Total Return dated May 1, 2004;

(2) Annual Report of Quality Bond and Total Return for the year ended December 31, 2003;

(3) Semi-Annual Report of Quality Bond and Total Return for the six month period ended June 30, 2004; and

(4)  Pro Forma Financial Statements dated as of June 30, 2004.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Quality Bond and Total Return dated September 20, 2004. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

             STATEMENT OF ADDITIONAL INFORMATION

                 MET INVESTORS SERIES TRUST


     This Statement of Additional Information provides supplementary information pertaining to shares of twenty-four investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2004 (the "Prospectus") for, as applicable, the Class A, Class B, Class C and Class E shares of the Harris Oakmark International Portfolio, J. P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett America's Value Portfolio, Money Market Portfolio (formerly PIMCO Money Market Portfolio), PIMCO Total Return Portfolio, PIMCO PEA Innovation Portfolio (formerly PIMCO Innovation Portfolio), PIMCO Inflation Protected Bond Portfolio, MFS Research International Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/Putnam Research Portfolio, Met/Putnam Capital Opportunities Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Third Avenue Small Cap Value Portfolio, Neuberger Berman Real Estate Portfolio, Turner Mid -Cap Growth Portfolio and Goldman Sachs Mid-Cap Value Portfolio which may be obtained by writing the Trust at 22 Corporate Plaza Drive, Newport Beach California 92660 or by calling (800) 848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The date of this Statement of Additional Information is May 1, 2004.







                                     TABLE OF CONTENTS



                                                                                                                Page

INVESTMENT OBJECTIVES AND POLICIES............................................................................... 4
         Asset-Backed Securities................................................................................. 4
         Brady Bonds............................................................................................. 5
         Convertible Securities...................................................................................5
         Credit Default Swaps  ...................................................................................6
         Depositary Receipts  ....................................................................................6
         Dollar Roll Transactions  ...............................................................................7
         Event-Linked............................................................................................ 8
         Foreign Currency Transactions  ..........................................................................8
         Foreign Securities....................................................................................  16
         High Yield/High Risk Debt Securities....................................................................16
         Hybrid Instruments......................................................................................17
         Illiquid Securities.....................................................................................17
         Inflation-Indexed Bonds.................................................................................18
         Interest Rate Transactions............................................................................. 19
         Investment Grade Corporate Debt........................................................................ 20
         Loans and Other Direct Indebtedness  ...................................................................20
         Money Market Securities.................................................................................21
         Mortgage-Backed Securities..............................................................................22
         Municipal Fixed Income Securities...................................................................... 25
         Options and Futures Strategies..........................................................................26
         Other Investment Companies..............................................................................30
         Portfolio Turnover..................................................................................... 32
         Preferred Stocks......................................................................................  32
         Real Estate Investment Trusts.......................................................................... 33
         Repurchase Agreements.................................................................................  33
         Reverse Repurchase Agreements......................................................................... .33
         Rights and Warrants.................................................................................... 34
         Securities Loans....................................................................................... 34
         Short Sales............................................................................................ 35
         Structured Notes........................................................................................36
         U.S. Government Securities............................................................................. 36
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds..............................................  36
INVESTMENT RESTRICTIONS......................................................................................... 37
         Fundamental Policies................................................................................... 37
         Non-Fundamental Policies............................................................................... 39
PERFORMANCE INFORMATION......................................................................................... 41
         Total Return........................................................................................... 41
         Yield.................................................................................................. 42
         Non-Standardized Performance........................................................................... 43
PORTFOLIO TRANSACTIONS.......................................................................................... 43
MANAGEMENT OF THE TRUST......................................................................................... 47
         Trustees and Officers.................................................................................. 47
         Committees of the Board................................................................................ 50
         Compensation of the Trustees........................................................................... 51
INVESTMENT ADVISORY AND OTHER SERVICES.......................................................................... 53
         The Manager............................................................................................ 53
         The Advisers........................................................................................... 61
         The Administrator...................................................................................... 64
         The Distributor........................................................................................ 65
         Code of Ethics......................................................................................... 68
         Custodian.............................................................................................. 69
         Transfer Agent......................................................................................... 69
         Legal Matters.......................................................................................... 69
         Independent Auditors................................................................................... 69
REDEMPTION OF SHARES............................................................................................ 69
NET ASSET VALUE................................................................................................  69
FEDERAL INCOME TAXES...........................................................................................  71
ORGANIZATION AND CAPITALIZATION OF THE TRUST.................................................................... 74
FINANCIAL STATEMENTS...........................................................................................  76
APPENDIX A - SECURITIES RATINGS ................................................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...............................................................B-1
===================================================================================================================


----------------------

     No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                             INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.


Asset-Backed Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity,
T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value and Goldman Sachs Mid-Cap Value Portfolios)


     Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

     Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

     The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


     In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.


Brady Bonds (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

     Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


Convertible Securities (All Portfolios except Money Market, PIMCO PEA Innovation and Turner Mid-Cap Growth Portfolios)


     A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Credit Default Swaps (PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

     The Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

     The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.


Depositary Receipts (All Portfolios except Lord Abbett Bond Debenture, Money Market, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

     A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The J.P. Morgan Select Equity Portfolio will only invest in American Depositary Receipts. The J.P. Morgan Select Equity Portfolio does not expect to invest more than 10% of its total assets in American Depository Receipts. The Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and PIMCO PEA Innovation, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios)


     The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

     A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

     The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Event-Linked Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

     Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.


Floaters (Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, Lord Abbett America's Value, Janus Aggressive Growth, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."


Foreign Currency Transactions (J.P. Morgan Quality Bond, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, PIMCO Innovation, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Met/Putnam Research, Met/Putnam Capital Opportunities, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

     A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

     If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

     For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

     A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

     The  precise  matching  of  the  amounts  of  foreign   currency   exchange
transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of liquid assets and marked to market daily.

     Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

     Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.


     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.


     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Foreign Securities (All Portfolios except J.P. Morgan Select Equity Portfolio)

     A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject the Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

     Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

     The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

     Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

     Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

     The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

     The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.


     The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios do not expect that more than 20%, 10%, 20%, 10% and 10%, respectively, of their total assets will be invested in foreign securities. The Adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."


     The J.P. Morgan Select Equity Portfolio may only invest in equity securities of foreign corporations listed on a U.S. securities exchange or denominated or principally traded in the U.S. dollar. The J.P. Morgan Quality Bond Portfolio does not expect to invest more than 25% of its total assets in securities of foreign issuers. In the case of the J.P. Morgan Quality Bond Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. The Third Avenue Small Cap Value Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and Exchange Commission disclosure requirements.


     The T. Rowe Price Mid-Cap Growth Portfolio expects not more than 25% of its total assets will be invested foreign securities. The Met/Putnam Capital
Opportunities and the Met/Putnam Research Portfolios do not expect that more than 20% of their total assets will be invested in foreign securities. The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios do not expect that more than 20% of their total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation and the PIMCO PEA Innovation Portfolios do not expect that more than 35% of their assets will be invested in foreign securities. The Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios do not expect that more than 25% of their assets will be invested in foreign securities. The Third Avenue Small Cap Value Portfolio does not expect that more than 25% of its assets will be invested in foreign equity securities and does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Neuberger Berman Real Estate Portfolio will not purchase any foreign currency denominated securities if, as a result, more than 10% of its total assets would be invested in foreign currency denominated securities. The Neuberger Berman Real Estate Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Turner Mid-Cap Growth Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter markets in the United States. The Turner Mid-Cap Growth Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Goldman Sachs Real Estate Portfolio may invest in the aggregate up to 25% of its net assets in foreign securities.


     Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

     Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

     Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities.




Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios)


     A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

     A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

     Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.


High Yield/High Risk Debt Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.


Hybrid Instruments (J.P. Morgan Quality Bond, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Lord Abbett America's Value, Third Avenue Small Cap Value and Goldman Sachs Mid-Cap Value Portfolios)

     Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (15% with respect to J.P. Morgan Quality Bond Portfolio and 10% with respect to T. Rowe Price Mid-Cap Growth) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities (All Portfolios except PIMCO PEA Innovation, Met/Putnam Research Portfolios and Turner Mid-Cap Growth)

     Each Portfolio may invest up to 15% (10% in the case of Money Market Portfolio) of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the applicable 15% or 10% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% (or 10%, as applicable) of its assets invested in illiquid or not readily marketable securities.


Inflation-Indexed Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


Interest Rate Transactions (J.P. Morgan Quality Bond, PIMCO Inflation  Protected
Bond,  PIMCO  Total  Return,   Janus  Aggressive  Growth,   Oppenheimer  Capital
Appreciation and Neuberger Berman Real Estate Portfolios)


     Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.


     A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


     With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

     For purposes of applying a Portfolio's investment policies and restrictions (as stated in the prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


Investment Grade Corporate Debt Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, PIMCO PEA Innovation, Oppenheimer Capital Appreciation, Janus Aggressive Growth, T. Rowe Price Mid-Cap Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

Loans and Other Direct Indebtedness (J.P. Morgan Quality Bond, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth and Oppenheimer Capital Appreciation Portfolios)

     By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities (All Portfolios)

     Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

     Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

     A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.


     Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Total Return and Harris Oakmark International Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's. The Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.

Mortgage-Backed Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value and Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

     CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

     Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

     Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

     Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

     Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.


     In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.


     The J.P. Morgan Quality Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it would end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowing, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or its investment adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.


Municipal Fixed Income Securities (J.P. Morgan Quality Bond, PIMCO Inflation Protected Bond, PIMCO Total Return and PIMCO PEA Innovation Portfolios)


     A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

     Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

     A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

     The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

     The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

     From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.


Options and Futures Strategies (All Portfolios except Money Market, Third Avenue Small Cap Value and Turner Mid-Cap Growth Portfolios)


     A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The Advisers to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett Growth Opportunities and Harris Oakmark International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

     The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

     Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.


     A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.


     A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

     A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

     Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

     A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.


     Except for the J.P. Morgan Quality Bond, PIMCO Inflation Protected Bond, PIMCO Total Return, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. There are no specific limitations on the J.P. Morgan Quality Bond Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's or the Goldman Sachs Mid-Cap Value Portfolio's purchases of options on securities.


     Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

     Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

     Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

     A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

     The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

     A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

     Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

     In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

     Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

     Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.


Other Investment Companies (All Portfolios except Money Market and Turner Mid-Cap Growth Portfolios)

     In connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

     Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

     A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharesSM on the AMEX. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.

     The T. Rowe Price Mid-Cap Growth  Portfolio may invest in the shares of the
T. Rowe Price Reserve Investment Fund and the Goldman Sachs Mid-Cap Value Portfolio may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser, administrator or distributor.


Portfolio Turnover


     While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios, other than the J.P. Morgan Quality Bond, MFS Research International, Met/Putnam Research, Met/Putnam Capital Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, PIMCO PEA Innovation, Lord Abbett Growth Opportunities and Turner Mid-Cap Growth Portfolios, anticipates that portfolio turnover will generally not exceed 100% per year. The Adviser to the Lord Abbett Growth Opportunities Growth Portfolios anticipateanticipates that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The Advisers to the J.P. Morgan Quality Bond and Turner Mid-Cap Growth Portfolios anticipate that portfolio turnover rates generally will not exceed 300% per year. The Adviser to the MFS Research International Portfolio anticipates that portfolio turnover generally will not exceed 150% per year. The Advisers to the Met/Putnam Capital Opportunities, Met/Putnam Research, PIMCO
Inflation Protected Bond and PIMCO Total Return Portfolios anticipate that portfolio turnover generally will exceed 100% per year. The Adviser to the PIMCO PEA Innovation Portfolio anticipates that portfolio turnover generally will not exceed 200% per year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks (All Portfolios except Money Market and Turner Mid-Cap Growth Portfolios)


     A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


Real Estate Investment Trusts (All Portfolios except Money Market and Harris Oakmark International Portfolios)

     A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Met/AIM Mid Cap Core Equity and Met/AIM Small Cap Growth Portfolios may each invest up to 15% of its assets in REITs, Oppenheimer Capital Appreciation Portfolio may invest up to 15% of its assets in REITs and Met/Putnam Capital Opportunities, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios may invest without limit in REITs. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.


Repurchase Agreements (All Portfolios)

     Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


Reverse Repurchase Agreements (All Portfolios except T. Rowe Price Mid-Cap Growth, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, Turner Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios)


     A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


Rights and Warrants (All Portfolios except Lord Abbett Bond Debenture, Money Market and PIMCO PEA Innovation Portfolios)


     A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans (All Portfolios)

     All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

     Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.


Short Sales (J.P. Morgan Quality Bond, J.P. Morgan Select Equity, T. Rowe Price Mid-Cap Growth, MFS Research International, Lord Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity and Met/Putnam Capital Opportunities Portfolios)


     A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

     The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.


Structured Notes (Lord Abbett Bond Debenture, PIMCO Total Return, PIMCO Inflation Protected Bond, T. Rowe Price Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios)


     Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

U.S. Government Securities (All Portfolios)

     Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.


Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, Lord Abbett America's Value, PIMCO Total Return, PIMCO PEA Innovation, Money Market, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                               INVESTMENT RESTRICTIONS

Fundamental Policies

     The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

     Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification


          Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to T. Rowe Price Mid-Cap Growth Portfolio and Janus Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value and Neuberger Berman Real Estate Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)


         3.       Concentration


          Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.


         4.       Underwriting

          Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate


          Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.


         6.       Commodities

          Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

          Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

          Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

Non-Fundamental Policies

          The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

          (1)  Purchase  securities on margin,  except that each  Portfolio may:
               (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

          (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

          (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

          (4) Invest in companies for the purpose of exercising management or control.

          In addition, as a matter of operating policy, the J.P. Morgan Select Equity, J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

          The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

          The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

          With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

          With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

          With respect to real estate investments, as a matter of operating policy, the J.P. Morgan Quality Bond, J.P. Morgan Select Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Met/Putnam Research Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.


          With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the J.P. Morgan Quality Bond, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. There is no current policy limiting the percentage of assets of the J.P. Morgan Quality Bond, Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios which may be invested in when-issued commitments.


          With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

          With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's investment adviser.


80% Investment Policy (J.P. Morgan Quality Bond, J.P. Morgan Select Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, - Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, T. Rowe Price Mid-Cap Growth, PIMCO Inflation Protected Bond, Third Avenue = Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios)



     Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

                             ---------------------------

     Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

Total Return

     Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                              P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

     The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

     The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

 Yield


     From time to time, the Trust may quote the J.P. Morgan Quality Bond Portfolio's, the Lord Abbett Bond Debenture Portfolio's, the Money Market Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's and the Neuberger Berman Real Estate Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The annualized current yield for the Money Market Portfolio is computed by:
(a) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Portfolio may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     The 30-day yield for the Trust's fixed income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:


                                   YIELD = 2[a-b+1)6-1]
                                             ---
                                             cd

Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursement)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios'
investment portfolios, portfolio maturity, operating expenses and market conditions.

     It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.


     The yield for the seven day period ended December 31, 2003 for the Money Market Portfolio was 0.24%.


  Non-Standardized Performance

     In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                            PORTFOLIO TRANSACTIONS

     Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser by supplementing the Adviser's research.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives research services from many broker-dealers with which the Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

     As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.


     An Adviser, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of NASD Regulation, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"); or (ii) reward brokers for past sales of Trust shares ("Reward Brokerage"). The Trustees will review the levels of Directed Brokerage and Reward Brokerage for each Portfolio on a quarterly basis. The Trust has not implemented the Reward Brokerage policy.

     Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.


     An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

     The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.


     The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2003 and December 31, 2002 and for certain Portfolios' predecessor funds during the fiscal yearsyear ended December 31, 2001.


                      Portfolio                     2003             2002            2001
                      ---------                     ====             ----            ----



        J. P. Morgan Quality Bond                  $34,848         $45,685          $31,974
                                                   =======
        Met/Putnam Capital Opportunities           343,375         209,361          106,480
                                                   =======
        J.P. Morgan Select Equity                  223,931         273,561          326,825
                                                   =======
        Lord Abbett Bond Debenture                 21,318          15,978          12,205
                                                   ======           ======
        Lord Abbett Mid-Cap Value                  149,450         281,797          206,326
                                                   =======
        Lord Abbett Growth and Income             2,279,597       3,010,714        2,680,960
                                                  =========
        Lord Abbett Growth Opportunities           144,432          55,193         17,496(1)
                                                   =======
        Lord Abbett America's Value                 15,168(4)           N/A               N/A
        ===========================                 =========           ===               ===
        Met/AIM Mid Cap Core Equity                269,906          65,498         4,536 (2)
                                                   =======
        Met/AIM Small Cap Growth                   313,513          90,532         3,686 (2)
                                                   =======
        Janus Aggressive Growth                    455,351          81,081         19,766(1)
                                                   =======
        T. Rowe Price Mid-Cap Growth               559,405         392,702         30,275(1)
                                                   =======
        MFS Research International                 559,145         232,887         73,473(1)
                                                   =======
        Oppenheimer Capital Appreciation           587,084         133,685         18,231(1)
                                                   =======
        Money Market                                 0               0              0(1)
                                                      =
        PIMCO Inflation Protected Bond               563(4)             N/A               N/A
        ==============================               ======             ===               ===
        PIMCO Total Return                         150,868          31,455         2,375(1)
                                                   =======
        PIMCO PEA Innovation                      1,154,611        301,981         42,599(1)
              ====                                =========
        Met/Putnam Research                        284,311         269,516        105,097(1)
                                                   =======
        Harris Oakmark International               765,776          65,733         15,235(2)
                                                   =======
        Third Avenue Small Cap Value               758,783        124,291(3)         N/A
                                                   =======                            ===



-----------------------

(1)      For the period from 2/12/01 through 12/31/01.
(2)      For the period from 10/9/01 through 12/31/01.
(3)      For the period from 5/1/02 through 12/31/02.
(4)      For the period from 5/1/03 through 12/31/03

     In 2003, the following Portfolios paid the amounts indicated to a then-affiliated broker of the Adviser:




                                                  Aggregate Brokerage
                                                  Commissions Paid to     Percentage of Total       Percentage of
                              Affiliated              Affiliate         Brokerage Commissions     Commissionable

       Portfolio              Broker-Dealer                                                         Transactions
       ---------              -------------                                                         ------------

Harris Oakmark           Harris Associates            $2,395                 0.31%                 0.30%
International             Securities L.P.

Third Avenue Small Cap    M.J. Whitman LLC            $657,549              88.66%                88.97%
Value




                                     MANAGEMENT OF THE TRUST

     The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

       Trustees and Officers

     The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."




The Trustees

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------
                                                                                             Number of
                                                                                            Portfolios
                                              Term of                                         in Fund
                                            Office and                                        Complex
                                             Length of                                      overseen by
                              Position(s)   Time Served                                       Trustee     Other Directorships
                               Held with                                                                    Held by Trustee
Name, Age and Address          Registrant                     Principal Occupation(s)
                                                               During Past 5 Years


Elizabeth M. Forget*  (37)   President     Indefinite;  Since December 2000, President     24                   None
                             and Trustee     From         of Met Investors Advisory LLC;

                                            December     since July 2000, Executive Vice
                                            2000 to      President of MetLife Investors
                                            present.     Group, Inc.; from June 1996 to
                                                         July 2000, Senior Vice President
                                                         of Equitable Distributors, Inc.
                                                         and Vice President of Equitable
                                                         Life Assurance Society of the
                                                         United States.

-------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------

Stephen M. Alderman  (44)    Trustee       Indefinite;  Since November 1991, Shareholder   24


                                            From         in the law firm of Garfield and
                                            December     Merel, Ltd.
                                            2000 to
                                            present.

Jack R. Borsting  (74)       Trustee       Indefinite;  Since 2001, Professor of           24           Director, Whitman
                                            From         Business Administration and Dean                 Education Group,
                                            December     Emeritus, Marshall School of                     Ivax Diagnostics
                                            2000 to      Business, University of Southern                 and Los Angeles
                                            present.     California (USC); from 1995-2001                 Orthopedic

                                                         Executive Director, Center for                   Hospital.  Trustee,
                                                         Telecommunications Management,                   The Rose Hills
                                                         USC; from 1988 to 1995, Dean of                  Foundation.

                                                         Marshall School of Business,                     Member, Army
                                                         USC.                                             Science Board

Theodore A. Myers  (73)      Trustee       Indefinite;  Since 1993, Financial              24             None


                                            From         Consultant.
                                            December
                                            2000 to
                                            present.

Tod H. Parrott  (66)         Trustee       Indefinite;  Since June 1996, Managing          24             Director, U.S.
                                            From         Partner, Rockaway Partners Ltd.                  Stock Transfer
                                            December     (financial consultants).                         Corporation;
                                            2000 to                                                       Director Bonfire
                                            present.                                                      Foundation.
Dawn M. Vroegop  (37)        Trustee       Indefinite;  From September 1999 to             24             Director, Caywood
                                            From         September 2003, Managing                         Scholl Asset
                                            December     Director, Dresdner RCM Global                    Management;
                                            2000 to      Investors; from July 1994 to                     Investment
                                            present.     July 1999, Director, Schroder                    Committee Member of

                                                         Capital Management International.                City College of San
                                                                                                          Francisco.

Roger T. Wickers  (69)       Trustee       Indefinite;  Since 1995, retired; from 1980     24           From 1995 to 1998,
                                            From         to 1995, Senior Vice President                   Chairman of the
                                            December     and General Counsel, Keystone                    Board of Directors
                                            2000 to      Group Inc. and the Keystone                      of two American
                                            present.     Group of Mutual Funds.                           International Group

                                                                                                          mutual funds.

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------


The Executive Officers
-------------------------------------------------------------------------------------------------------------------------------

Jeffrey A. Tupper             Vice          From         Since February 2001, Assistant
(33)                         President,    August       Vice President of MetLife
                              Chief         2002 to      Investors Distribution Company;
                              Financial     present     from 1997 to January 2001, Vice
                              Officer,                   President of PIMCO Advisors L.P.
                              Treasurer

Michael K. Farrell            Executive     From         Since July 2002, Chief Executive
(50)                          Vice          August       Officer of MetLife Investors


                              President     2002 to      Group, Inc. and Met Investors

                                            present     Advisory LLC; since April 2001,
                                                         Chief Executive Officer of
                                                         MetLife Resources and Senior
                                                         Vice President of Metropolitan
                                                         Life Insurance Company; since
                                                         January 1990, President of
                                                         Michael K. Farrell Associates,
                                                         Inc. (qualified retirement plans
                                                         for non-profit organizations)
Richard C. Pearson  (60)     Vice          From         Since July 2002, President of

                              President     December     MetLife Investors Distribution
                              and           2000 to      Company; since January, 2002,
                              Secretary     present.     Secretary of Met Investors

                                                         Advisory LLC; since January
                                                         2001, Senior Vice President,
                                                         General Counsel and Secretary of
                                                         MetLife Investors Group, Inc.;
                                                         since November 2000, Vice
                                                         President, General Counsel and
                                                         Secretary of Met Investors
                                                         Advisory LLC; from 1998 to
                                                         November 2000, President,
                                                         Security First Group, Inc.; from
                                                         1983 to 1997, Senior Vice
                                                         President, General Counsel,
                                                         Security First Group, Inc.


Mary Moran Zeven              Assistant     From         Since August 2001, Senior Vice
One Federal Street            Secretary     August       President and Senior Managing
Boston, Massachusetts 02110                 2001 to      Counsel, State Street Bank and
                                           present       Trust Company; from June 2000 to
(42)                                                     August 2001, Vice President and

                                                         Counsel, State Street Bank and
                                                         Trust Company; from 1999 to May
                                                         2000, Vice President and
                                                         Counsel, PFPC, Inc.; from 1996
                                                         to 1999, Counsel, Curtis,
                                                         Mallet-Prevost, Colt & Mosle LLP
                                                         (law firm)

John W. Clark                 Assistant     From May     Since 2001, Vice President and
One Federal Street            Treasurer     2003 to      Senior Director, Fund
Boston, Massachusetts                       present      Administration Division, State
02110                                                    Street Bank and Trust Company;
(37)                                                    from 1996 to 2001, Fund


                                                         Administrator, Investors Bank &

                                                         Trust Company



* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

    Committees of the Board


     The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2003.

     The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held three meeting during the fiscal year ended December 31, 2003.

     The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper or Mr. Dufault from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 21 meetings during the fiscal year ended December 31, 2003.


  Compensation of the Trustees


     Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $36,000 ($9,000 per quarter) plus (i) an additional fee of $3,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, and (ii) $750 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee who is also Chair of the Audit Committee receives a supplemental retainer of $10,000 per year ($2,500 per quarter).

The table below sets forth the compensation paid under a different compensation schedule to each of the current Trustees during the fiscal year ended December 31, 2003.




                                                                   Total Compensation
                                               Aggregate           From Fund Complex
                                               Compensation from   Paid to Trustee
Name of Person, Position                       Trust



Elizabeth M. Forget, Trustee                   None                None


---------------------------------------------- ------------------- --------------------


---------------------------------------------- ------------------- --------------------
---------------------------------------------- ------------------- --------------------
Disinterested Trustees

Stephen M. Alderman                            $28,000            $28,000
                                                =======             =====
Jack R. Borsting                               $28,000            $28,000
                                                =======             =====
Theodore A. Myers                              $28,000            $28,000
                                                =======             =====
Tod A. Parrott                                $28,000            $28,000
     =                                          =======             ====
Dawn M. Vroegop                                $28,000            $28,000
                                                =======             =====
Roger T. Wickers                               $28,000            $28,000
                                                =======             =====



     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


     As of April 30, 2004, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

         Proxy Voting Procedures

     Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

                           INVESTMENT ADVISORY AND OTHER SERVICES

  The Manager

     The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

     The Trust and Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and
(v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

     Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment.

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

     As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:




------------------------------------------------------------ ---------------------------------------------------------
                         Portfolio                                                     Fee
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

J.P. Morgan Quality Bond                                     0.55% of first $75 million of such assets plus 0.50% of
                                                             such assets over $75 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Select Equity                                    0.65% of first $50 million of such assets plus 0.60% of
                                                             such assets over $50 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Lord Abbett Bond Debenture                                   0.60% of first $500 million of such assets plus 0.55%
                                                                  ================================================
                                                             of such assets over $500 million
                                                             ================================

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Mid-Cap Value                                    0.70% of first $200 million of such assets plus 0.65%
                                                             of such assets over $200 million up to $500 million
                                                             plus 0.625% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett America's Value                                  0.65% of first $500 million of such assets plus 0.60%
                                                             of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth and Income                                0.60% of first $800 million of such assets plus 0.55%
                                                             of such assets over $800 million up to $1.5 billion
                                                             plus 0.45% of such assets over $1.5 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth Opportunities                             0.70% of first $200 million of such assets plus 0.65%
                                                             of such assets over $200 million up to $500 million
                                                             plus 0.625% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Money Market                                                 0.40%

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Total Return                                           0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------



------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

PIMCO PEA Innovation                                         0.95%
      ====

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Inflation Protected Bond                               0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
T. Rowe Price Mid-Cap Growth                                 0.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS Research International                                   0.80% of first $200 million of such assets plus 0.75%
                                                             of such assets over $200 million up to $500 million
                                                             plus 0.70% of such assets over $500 up to $1 billion
                                                             plus 0.65% of such assets over $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Janus Aggressive Growth                                      0.80% of first $100 million of such assets plus 0.75%
                                                             of such assets over $100 million up to $500 million
                                                             plus 0.70% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Oppenheimer Capital Appreciation                             0.65% of first $150 million of such assets plus 0.625%
                                                             of such assets over $150 million up to $300 million
                                                             plus 0.60% of such assets over $300 million up to $500
                                                             million plus 0.55% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/AIM Small Cap Growth                                     0.90%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Met/AIM Mid Cap Core Equity                                  0.75% of first $150 million of such assets plus 0.70%
                                                                   ===============================================
                                                             of such assets over $150 million
                                                             ================================

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------



------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Met/Putnam Research                                          0.80% of first $150 million of such assets plus 0.70%
                                                                              ===
                                                             of such assets over $150 million
                                                                                   ===

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Met/Putnam Capital Opportunities                             0.85%

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Harris Oakmark International                                 0.85% of first $500 million of such assets plus 0.80%
                                                                   ================================================
                                                             of such assets over $500 million
                                                             ================================

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Third Avenue Small Cap Value                                 0.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Neuberger Berman Real Estate                                 0.70% of first $200 million of such assets plus 0.65%
                                                             of such assets over $200 million up to $750 million
                                                             plus 0.55% of such assets over $750 million

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Turner Mid-Cap Growth                                        0.80% of first $300 million of such assets plus 0.75%
=====================                                        =====================================================
                                                             of such assets over $300 million%
                                                             =================================

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Goldman Sachs Mid-Cap Value                                  0.75% of first $200 million of such assets plus 0.70%
===========================                                  ======================================================
                                                             of such assets over $200 million
                                                             ================================

------------------------------------------------------------ ---------------------------------------------------------


From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

     The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

     In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

     The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

     In approving the Management Agreement, the Board of Trustees considered on a Portfolio-by-Portfolio basis the following factors: the nature and quality of the services to be provided by the Manager to the Trust; the Manager's personnel and operations; the Manager's financial condition; the level and method of computing each Portfolio's proposed management fee; comparative performance, fee and expense information for each of the Portfolios with predecessor funds and fee and expense information of comparable funds for each of the Portfolios that did not have a predecessor fund; the profitability of the Trust to the Manager; the direct and indirect benefits, if any, to be derived by the Manager from the relationship with the Trust, such as investment research the Manager could receive in connection with the Portfolios' brokerage commissions; and any possible conflicts of interest.


     The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal yearyears ended December 31, 2003 and December 31, 2002 and by certain of the Portfolios' predecessors to the Manager or current affiliates of the Manager and any fee waivers or reimbursements during the fiscal yearsyear ended December 31, 2001.



                                                                        2003
                                       Investment         Investment                            Deferred Expense
                                     Management Fee     Management Fee       Other Expenses       Reimbursement
            Portfolio                     Paid              Waived             Reimbursed
            ---------                     ----              ------             ----------


J. P. Morgan Quality Bond               $888,500            $---                $---                $3,743
                                         ========             ====                =                   ====
J.P. Morgan Select Equity               738,931              ---                 ---                  ---
                                         =======                                                       ==
Lord Abbett Bond Debenture             3,971,116            ---                 ---                276,111
                                        =========             ===                                    =====
Lord Abbett Mid-Cap Value              1,028,597            ---                 ---                 24,528
                                        =========             ===                                     ====
Lord Abbett Growth and Income          9,092,357            ---                 ---                 96,442
                                        =========             ===                                     ====
Lord Abbett Growth Opportunities        269,004            78,081               ---                 ---
                                         =======             ======                ===
Lord Abbett America's Value(1)           20,896             20,896               56,089                ---
===============================          ======             ======               ======                ===
Met/AIM Mid Cap Core Equity             884,138             ---                 ---                79,198
                                         =======              ===                  ===                ===
Met/AIM Small Cap Growth               1,076,516           55,675               ---                 ---
                                        =========            ======                ===
Janus Aggressive Growth                1,101,773            ---                 ---                 7,791
                                        =========             ===                                     ===
T. Rowe Price Mid-Cap Growth           1,356,903            ---                 --                 36,100
                                        =========             ===                                     ===
MFS Research International             1,262,462           82,173               ---                 ---
                                        =========            ======                ===
Oppenheimer Capital Appreciation       1,814,031            ---                 ---                 70,030
                                        =========             ===                                     ====
Money Market                           726,163            13,354
                                         =======             ======
PIMCO Inflation Protected Bond(1)        747,433              ---                 ---                  ---
=================================        =======              ===                 ===                  ===
PIMCO Total Return                     4,621,218             ---                 ---                133,278
                                        =========                                                    ======
PIMCO PEA Innovation                    623,323            6,135                ---                  ---
      ====                               =======             =====                                     =
Met/Putnam Capital Opportunities        409,728              ---                 ---                  ---
                                         =======                                                       ==
Met/Putnam Research                     652,740            98,437               ---                  ---
                                         =======             ======                                    =
Harris Oakmark International           1,058,799            ---                 ---               134,866
                                        =========             ===                  ===               ====
Third Avenue Small Cap Value          1,061,936            ---                 ---                 72,372
                                        =========             ===                                     ===



-----------------------


(1)  For the period 5/1/03 through 12/31/03



                                                                            2002

                                                  ---------------------------------------------------------

                                                          Investment         Investment      Other Expenses
                                                        Management Fee     Management Fee    Reimbursed
                   Portfolio                                 Paid               Waived
                   =========                                 ====               ======


J. P. Morgan Quality Bond                                  $773,703      $162,747             $---
=========================                                  ========       ========             ====
J.P. Morgan Select Equity                                   927,582        ---                 ---
=========================                                   =======        ===                 ===
Lord Abbett Bond Debenture                                1,667,067       219,786               ---
==========================                                =========       =======               ===
Lord Abbett Mid-Cap Value                                   768,497        10,233               ---
=========================                                   =======        ======               ===
Lord Abbett Growth and Income                             7,305,609       261,347               ---
=============================                             =========       =======               ===
Lord Abbett Growth Opportunities                             99,876        99,876             24,278
================================                             ======        ======             ======
Met/AIM Mid Cap Core Equity                                 153,006       153,006              1,238
===========================                                 =======       =======              =====
Met/AIM Small Cap Growth                                    228,091       228,091             32,720
========================                                    =======       =======             ======
Janus Aggressive Growth                                     216,931       159,172               ---
=======================                                     =======       =======               ===
T. Rowe Price Mid-Cap Growth                                339,766       202,896               ---
============================                                =======       =======               ===
MFS Research International                                  316,349       316,349              9,963
==========================                                  =======       =======              =====
Oppenheimer Capital Appreciation                            402,546       132,940               ---
================================                            =======       =======               ===
Money Market                                                283,685        78,237
============                                                =======        ======
PIMCO Total Return                                        1,480,483         ---                 ---
==================                                        =========         ===                 ===
PIMCO PEA Innovation                                        290,673       171,885               ---
====================                                        =======       =======               ===
Met/Putnam Capital Opportunities                            539,255         ---                 ---
================================                            =======         ===                 ===
Met/Putnam Research                                         437,134       152,623               ---
===================                                         =======       =======               ===
Harris Oakmark International                                 98,278        98,278             53,966
============================                                 ======        ======             ======
Third Avenue Small Cap Value(1)                              82,684        72,400               ---
===============================                              ======        ======               ===
------------------



(1)      For the period 5/1/02 through 12/31/02


                                                                            2001
                                                  ----------------------------------------------------------
                                                      Investment         Investment        Other Expenses
                                                   Management Fee      Management Fee        Reimbursed
                                                              ----                ----       ----------

                   Portfolio                             Paid              Waived
                   ---------                             ----              ------

J. P. Morgan Quality Bond                                   $649,876      $123,038              ---
Met/Putnam Capital Opportunities                             698,400         ---                ---
J.P. Morgan Select Equity                                  1,277,190         ---                ---
Lord Abbett Bond Debenture                                 1,015,196       59,249
Lord Abbett Mid-Cap Value                                    513,024       14,305               ---
Lord Abbett Growth and Income                              7,151,797        1,650               ---
Lord Abbett Growth Opportunities (1)                         28,302        28,302            147,377
                                   =
Met/AIM Mid Cap Core Equity(1)                                5,949         5,949             41,848
                             =
Met/AIM Small Cap Growth(1)                                  12,236        12,236             41,048
                          =
Janus Aggressive Growth(1)                                   51,898        51,898            138,647
                         =
T. Rowe Price Mid-Cap Growth                                  76,853       76,853            106,382
MFS Research International(1)                                63,191        63,191            259,695
                            =
Oppenheimer Capital Appreciation(1)                          52,560        52,560            126,640
                                  =
Money Market(1)                                             34,302         34,302            108,649
               =
PIMCO Total Return(1)                                       144,682       144,682              3,558
                    =
PIMCO PEA Innovation(1)                                      80,258        80,258            139,043
      ====            =
Met/Putnam Research(1)                                      167,571       167,571              9,098
                     =
Harris Oakmark International(2)                               10,479       10,479             43,006
---------------------

(1)   For the period from 2/12/01 through 12/31/01
(2)   For the period from 10/9/01 through 12/31/01












  The Advisers

     Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.


     Each Advisory Agreement will continue in force for one year (approximately two years with respect to the Lord Abbett Growth Opportunities, Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, PIMCO PEA Innovation, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Met/Putnam Research, Harris Oakmark International, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios) from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' (60 days' with respect to Janus Aggressive Growth and Goldman Sachs Mid-Cap Value Portfolios) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.


     Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

     The Board of Trustees initially approved each Advisory Agreement between the Manager and the respective Adviser on a Portfolio-by-Portfolio basis based on a number of factors relating to the Adviser's ability to perform under its Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with comparable funds or with the Portfolio's predecessor fund, if applicable; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; and the Adviser's compliance systems and any disciplinary history.


     The Board of Trustees reapproved the Advisory Agreements relating to all of the Portfolios except for Lord Abbett America's Value, PIMCO Inflation Protected Bond, Met/Putnam Capital Opportunities, Harris Oakmark International and T. Rowe Price Mid-Cap Growth Portfolios whose initial terms had not expired based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history.


     The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in
Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.


     Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective May 1, 2003, the Manager changed the Adviser to the J.P. Morgan Small Cap Stock Portfolio (now known as Met/Putnam Capital Opportunities Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.


     J.P. Morgan Investment Management Inc. is the Adviser to the J. P. Morgan Quality Bond and J.P. Morgan Select Equity Portfolios.

     Lord, Abbett & Co. LLC is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios.


     Neuberger Berman Management, Inc. is the Adviser to the Neuberger Berman Real Estate Portfolio.

     Pacific Investment Management Company LLC is the Adviser to the Money Market, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios.

     PEA Capital LLC (formerly PIMCO Equity Advisors LLC) is the Adviser to the PIMCO PEA Innovation Portfolio.


     Massachusetts Financial Services Company is the Adviser to the MFS Research International Portfolio.

     Janus Capital Management LLC is the Adviser to the Janus Aggressive Growth Portfolio.

     OppenheimerFunds,   Inc.  is  the  Adviser  to  the   Oppenheimer   Capital
Appreciation Portfolio.

     A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios.

     Putnam Investment Management, LLC is the Adviser to the Met/Putnam Research and Met/Putnam Capital Opportunities Portfolios.

     Third Avenue Management LLC is the Adviser to the Third Avenue Small Cap Value Portfolio.

     T. Rowe Price Associates, Inc. is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio.


     Harris Associates L.P. is the Adviser to the Harris Oakmark International Portfolio.

     Turner Investment Partners, Inc. is the Adviser to the Turner Mid-Cap Growth Portfolio.

     Goldman Sachs Asset Management, L.P. is the Adviser to the Goldman Sachs Mid-Cap Value Portfolio.

     The following table shows the fees paid with respect to the Portfolios to each Adviser by the Manager for the fiscal years ended December 31, 2003 and December 31, 2002 and with respect to certain of the Portfolios' predecessors to each Adviser by the Manager or current affiliates of the Manager for the fiscal year ended December 31, 2001.



               Portfolio                        2003                2002             2001
               ---------                        ====                ----             ----

J. P. Morgan Quality Bond                     $425,500            $405,601         $345,170
                                              ========
Met/Putnam Capital Opportunities              265,118             370,557         496,263
                                              =======              =======
J.P. Morgan Select Equity                     475,954               626,721        857,549
                                              =======
Lord Abbett Bond Debenture                   1,698,705              958,533        608,809
                                             =========
Lord Abbett Mid-Cap Value                     661,241               494,034        340,203
                                              =======
Lord Abbett Growth and Income                4,737,875            4,367,144       4,308,450
                                             =========
Lord Abbett Growth Opportunities               172,931               64,206         18,186
                                               =======
Lord Abbett America's Value                     12,859                ---             ---
===========================                     ======                ===             ===
Met/AIM Mid Cap Core Equity                    589,425              102,004
                                               =======

                                                                                    ---(1)

Met/AIM Small Cap Growth                       777,484             164,733
                                               =======

                                                                                    ---(1)

Janus Aggressive Growth                        705,411             138,759          35,673
                                               =======
T. Rowe Price Mid-Cap Growth                   904,602             209,087          42,784
                                               =======
MFS Research International                     870,184              217,490          36,998
                                              =======
Oppenheimer Capital Appreciation             1,111,282             247,721          28,624
                                             =========
Money Market                                  272,311              106,382          11,750
                                              =======
PIMCO Inflation Protected Bond                373,716                 ---              ---
==============================                  =======                 ===              ===
PIMCO Total Return                           2,310,609             740,241          69,227
                                             =========
PIMCO PEA Innovation                          426,484              211,264          61,117
      ====                                    =======
Met/Putnam Research                           407,963              300,529         115,203
                                              =======
Harris Oakmark International                   759,888              69,373
                                               =======

                                                                                    ---(2)

Third Avenue Small Cap Value                   707,957              55,589              ---
                                               =======

------------------------

(1)      Advisory fee was waived by the Portfolio's Adviser.

(2)      Advisory fee was waived by the Portfolio's then Adviser.

      The Administrator

     Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.


     The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.078% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2004 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2003 and December 31, 2002, and for the fiscal period ended December 31, 2001, an aggregate of $4,527,919, $4,138,316 and $3,084,600, respectively, was paid to the Administrator. Each such amount included custody and other fees.


      The Distributor

     The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MID is an indirect wholly-owned subsidiary of MetLife Investors Group, Inc., which is an affiliate of Metropolitan Life Insurance Company. MID's address is 22 Corporate Plaza Drive, Newport Beach, California 92660.

     The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

     The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

     Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

     The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E
Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

     Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B
Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

     A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

     The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

     The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans and to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.


     The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution
Plans for the year ended December 31, 2003:*



                    Portfolio                           Total Distribution Fee Paid to Distributor
                    ---------                           ------------------------------------------

J. P. Morgan Quality Bond                                                $109,985
                                                                          =======
Met/Putnam Capital Opportunities                                          5,839
                                                                           ====
J.P. Morgan Select Equity                                                 19,579
                                                                           =====
Lord Abbett Bond Debenture                                              1,096,054
                                                                         ========
Lord Abbett Mid-Cap Value                                                176,044
                                                                          ======
Lord Abbett Growth and Income                                           1,553,903
                                                                         ========
Lord Abbett Growth Opportunities                                          51,949
                                                                           =====
Lord Abbett America's Value                                                8,037
===========================                                                =====
Met/AIM Mid Cap Core Equity                                              273,275
                                                                          ======
Met/AIM Small Cap Growth                                                 275,605
                                                                          ======
Janus Aggressive Growth                                                  320,941
                                                                          ======
T. Rowe Price Mid-Cap Growth                                             393,734
                                                                          ======
MFS Research International                                               284,796
                                                                          ======
Oppenheimer Capital Appreciation                                         715,438
                                                                          ======
Money Market                                                            444,910
                                                                          =====
PIMCO Inflation Protected Bond                                            371,955
==============================                                            =======
PIMCO Total Return                                                      1,771,093
                                                                         ========
PIMCO PEA Innovation                                                      93,383
     ====                                                                  =====
Met/Putnam Research                                                      146,890
                                                                          ======
Harris Oakmark International                                             290,142
                                                                          ======
Third Avenue Small Cap Value                                             342,158
                                                                          ======

         *The Trust currently does not offer Class C shares.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

   Code of Ethics

     The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

   Custodian

     State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

   Transfer Agent

         State Street Bank also serves as transfer agent for the Trust.

   Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

    Independent Auditors


     Deloitte  &  Touche  LLC,   located  at  200   Berkeley   Street,   Boston,
Massachusetts 02116, serves as the Trust's independent auditors.


                                   REDEMPTION OF SHARES

     The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

     The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                    NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

     In the case of any  securities  which  are not  actively  traded,  reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.


     The Money Market Portfolio's investment policies and method of securities valuation are intended to permit the Portfolio generally to maintain a constant net asset value of $1.00 per share by computing the net asset value per share to the nearest $.01 per share. The Portfolio is permitted to use the amortized cost method of valuation for its portfolio securities pursuant to regulations of the Securities and Exchange Commission. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share would be subject to fluctuation upon any significant changes in the value of the Portfolio's securities. The value of debt securities, such as those in the Portfolio, usually reflects yields generally available on securities of similar yield, quality and duration. When such yields decline, the value of a portfolio holding such securities can be expected to decline. Although the Portfolio seeks to maintain the net asset value per share of the Portfolio at $1.00, there can be no assurance that net asset value will not vary.


     The Trustees of the Trust have undertaken to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one half of one percent, the Trustees are required to promptly consider what action, if any, should be initiated.


     With respect to Portfolios other than the Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.


     The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                                 FEDERAL INCOME TAXES

     Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

     In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

     As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

     The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

     The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

     Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

     The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

     In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

     Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, a Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.


     Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees' thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

     Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a registered investment company, then the registered investment company will be subject tot a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assts in residual interests of REMICs


                      ORGANIZATION AND CAPITALIZATION OF THE TRUST


     The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2003, J.P. Morgan Small Cap Growth Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio. Effective May 1, 2004, PIMCO Money Market Portfolio changed its name to Money Market Portfolio and PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio.

     The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated twenty-eight series, twenty-four of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

     The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio. Class E shares are currently offered on behalf of the Lord Abbett Bond Debenture, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, PIMCO Total Return, PIMCO PEA Innovation, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Harris Oakmark International and Neuberger Berman Real Estate Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.


     The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. In addition, Class A shares of certain Portfolios are offered to qualified pension and retirement plans. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

     The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to qualified pension and retirement plans. Class A, Class B and Class E shares currently are sold to the following: (i) insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company (collectively, "MetLife"); and
(ii) 401(k) plans. As of April 30, 2003, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.


     As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of March 31, 2004 none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.


     The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

     The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

     Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the
Trustees  have  been  elected  by  shareholders,  at  which  time a  meeting  of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                                 FINANCIAL STATEMENTS


     The financial statements of the Portfolios for the year ended December 31, 2003, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLC, Independent Auditors, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Auditors) included in the Annual Report are incorporated herein by reference.

                                 APPENDIX A


                             SECURITIES RATINGS

Standard & Poor's Bond Ratings

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

     Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

     "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

     "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

     Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

     Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

     Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                  APPENDIX B

                          PROXY VOTING POLICIES AND PROCEDURES






                          PROXY POLICIES AND PROCEDURES

Reviewed by the AIM Funds Board of Directors/Trustees June 10, 2003

A.       Proxy Policies

     Each of A I M Advisors, Inc., A I M Capital Management Group, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management
Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. Boards Of Directors

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

     There are some actions by directors that should result in votes being withheld. These instances include directors who:

     o    Are  not   independent   directors  and  sit  on  the  board's  audit,
          compensation or nominating committee;

     o Attend less than 75 percent of the board and committee meetings without a valid excuse;

     o    Implement or renew a dead-hand or modified dead-hand poison pill;

     o Enacted egregious corporate governance policies or failed to replace management as appropriate;

     o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o    Management's track record;

     o    Portfolio manager's assessment;

     o    Qualifications of director nominees (both slates);

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     o    Background to the proxy contest.

II. Independent Auditors

     A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

     o It is not clear that the auditors will be able to fulfill their function;

     o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

     o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. Compensation Programs

     Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

     o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

     o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

     o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

     o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. Corporate Matters

     We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

     o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

     o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

     o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

     o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. Shareholder Proposals

     Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

     o We will generally abstain from shareholder social and environmental proposals.

     o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

     o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

     o We will generally vote for proposals to lower barriers to shareholder action.

     o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. Other

     o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

     o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

     o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       Proxy Committee Procedures

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

          1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

          2. AIM will not publicly announce its voting intentions and the reasons therefore.

          3.   AIM shall not  participate in a proxy  solicitation  or otherwise
               seek  proxy-voting   authority  from  any  other  public  company
               shareholder.

          4.   All  communications  regarding  proxy  issues  between  the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       Business/Disaster Recovery

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       Restrictions Affecting Voting

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country.
     Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       Conflicts of Interest

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

     To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                             Goldman Sachs Asset Management

                                 POLICY ON PROXY VOTING
                             FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management ("GSAM")* has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio
Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities. GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                      ISS Standard Proxy Voting Guidelines Summary

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

       Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent,

o    Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

       Board of Directors

       Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

       Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

       Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

       Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

       Shareholder Rights

       Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

       Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

       Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

       Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

       Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

       Proxy Contests

       Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

       Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

       Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

       Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

       Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

       Capital Structure

       Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if .a company's ability to continue to operate as a going concern is uncertain.

       Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if-

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

      Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

      Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns

o        Rationale for the repricing

o        Value-for-value exchange

o        Option vesting

o        Term of the option

o        Exercise price

o        Participation

b.       Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o        Purchase price is at least 85 percent of fair market value;

o        Offering period is 27 months or less; and

o        Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

       Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

      Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.



--------

* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.







                               HARRIS ASSOCIATES L.P.

                                PROXY VOTING POLICIES

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

          1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

          2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

          3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

          4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

          5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

          6. Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

          1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

          2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

          3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

          1.   Harris  will   normally  vote  against  such  plans  where  total
               potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

          2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

          3. Harris will normally vote in favor of proposals to require expensing of options.

          4. Harris will normally vote against proposals to permit repricing of underwater options.

          5.   Harris will normally  vote against  proposals to require that all
               option   plans   have  a   performance-based   strike   price  or
               performance-based vesting.

          6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

          7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     Corporate Structure and Shareholder Rights

     Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

          1. Harris will normally vote in favor of proposals to increase authorized shares.

          2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

          3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

          4. Harris will normally vote against the issuance of poison pill preferred shares.

          5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

          6.   Harris  will  normally   vote  against   proposals  to  authorize
               different classes of stock with different voting rights.

     Routine Corporate Matters

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

     Social Responsibility Issues

     Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.


VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Procedures
                                    June 2003

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

Investment Accounting Operations Group. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Reporting and Record Retention.

Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          Janus Capital Management LLC

                             Proxy Voting Guidelines
                                    June 2003

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

2.   Janus will generally vote in favor of all uncontested director candidates.

3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

11. Janus will generally vote with management regarding proposals to declassify a board.

     Auditors

12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

14. Janus PMs will have to weigh in on proposals relating to contested auditors.

     Equity Based Compensation Plans

15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

     If current employee/internal ownership is less than or equal to 2% of TSO: up to 6.5% (one time grant).

     If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

     If current employee/internal ownership is greater than 15%: up to 3.5% per year.


17.  Janus will generally oppose annual option grants that exceed 5% of TSO.

18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

19. Janus will generally oppose proposals regarding the repricing of underwater options.

20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and 3) using restricted stock grants instead of options.

29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

     Other Corporate Matters

30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

32. Janus will generally oppose proposals for different classes of stock with different voting rights.

33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note: Janus has a poison pill.)

34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

38.  Janus PMs will need to weigh in on plans of reorganization.

39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

40. Janus will generally vote in favor of proposals regarding changes in company name.

41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

46.  Janus will generally vote in favor of proposals to adopt cumulative voting.

47. Janus will generally vote in favor of proposals to require that voting be confidential.

48.  Janus will generally oppose shareholder  proposals (usually  environmental,
     human  rights,  equal  opportunity,   health  issues,   safety,   corporate
     governance that are not consistent with these guidelines, etc).

49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).



--------
1 All references to portfolio managers include assistant portfolio managers.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                              JPMorgan Fleming Corporate Governance



Table of Contents- Global


Part I:      JPMorgan Fleming Asset Management Global Proxy-Voting Procedures

             A.   Objective......................................................3
             B.   Proxy Committee................................................3
             C.   The Proxy Voting Process.......................................3- 4
             D.   Material Conflicts of Interest.................................4- 5
             E.   Escalation of Material Conflicts of Interest...................5
             F.   Recordkeeping..................................................5
                  Exhibit A......................................................6



Part II:     JPMorgan Fleming Asset Management Global Proxy-Voting Guidelines

             A.   North America..................................................8-20
                  Table of Contents. ..........................................  9-10
                  Guidelines....................................................11-20

B.       Europe, Middle East, Africa, Central America
                  and South America.............................................21-31
                  Table of Contents.............................................22
                  Guidelines....................................................23-31

             C.   Asia (ex-Japan)...............................................32-33


             D.   Japan.........................................................34-35




Part I:  JP Morgan Fleming Asset Management Proxy    Voting Procedures


A.    Objective

     As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures. 1

     These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.    Proxy Committee

     To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.       The Proxy Voting Process

     JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

     Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     -----------------------

1. The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent, the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund.



C.   The Proxy Voting Process - Continued

     Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


     In the event a JPMFAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification") which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMFAM'S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.


D.   Material Conflicts of Interest

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To addsuch material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions,including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.


D.   Material Conflicts of Interest - Continued

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.

E.   Escalation of Material Conflicts of Interest

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

o        removing certain JPMFAM personnel from the proxy voting process;
o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.   Recordkeeping

     JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

o        a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
o        a copy of each proxy statement received on behalf of JPMFAM clients;
o        a record of each vote cast on behalf of JPMFAM client holdings;
o a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
o a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

     It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.



                             Exhibit A

     J.P. Morgan Investment Management, Inc.
     J.P. Morgan Fleming Asset Management (London) Limited
     J.P. Morgan Fleming Asset Management (UK) Limited
     JF International Management Inc.
     JF Asset Management Limited
     JF Asset Management (Singapore) Limited



Part II: Proxy Voting Guidelines



JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.



Part II.A: North America Proxy Voting Guidelines



Part II.A: North America Guidelines Table of Contents


1.       Uncontested Director Elections....................................................................11

2.       Proxy Contests....................................................................................11
a.       Election of Directors.............................................................................11
b.       Reimburse Proxy Solicitation Expenses.............................................................11

3.       Ratification of Auditors..........................................................................11

4.       Proxy Contest Defenses.........................................................................12-13
a.       Board Structure: Staggered vs. Annual Elections...................................................12
b.       Shareholder Ability to Remove Directors...........................................................12
c.       Cumulative Voting.................................................................................12
d.       Shareholder Ability to Call Special Meeting.......................................................13
e.       Shareholder Ability to Act by Written Consent.....................................................13
f.       Shareholder Ability to Alter the Size of the Board................................................13

5.       Tender Offer Defenses..........................................................................13-14
a.       Poison Pills......................................................................................13
b.       Fair Price Provisions.............................................................................13
c.       Greenmail.........................................................................................13
d.       Unequal Voting Rights.............................................................................13
e.       Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws.............................13
f.       Supermajority Shareholder Vote Requirement to Approve Mergers.....................................14

6.       Miscellaneous Board Provisions....................................................................14
a.       Separate Chairman and CEO Positions...............................................................14
b.       Lead Directors and Executive Sessions.............................................................14
c.       Majority of Independent Directors.................................................................14
d.       Stock Ownership Requirements......................................................................14
e.       Term of Office....................................................................................14
f.       Director and Officer Indemnification and Liability Protection.....................................14
g.       Board Size........................................................................................14

7.       Miscellaneous Governance Provisions...............................................................15
a.       Independent Nominating Committee..................................................................15
b.       Confidential Voting...............................................................................15
c.       Equal Access......................................................................................15
d.       Bundled Proposals.................................................................................15
e.       Charitable Contributions..........................................................................15
f.       Date/Location of Meeting..........................................................................15
g.       Include Nonmanagement Employees on Board..........................................................15
h.       Adjourn Meeting if Votes are Insufficient.........................................................15
i.       Other Business....................................................................................15
j.       Disclosure of Shareholder Proponents..............................................................15

8.       Capital Structure..............................................................................15-16
a.       Common Stock Authorization........................................................................15
b.       Stock Distributions: Splits and Dividends.........................................................16
c.       Reverse Stock Splits..............................................................................16
d.       Blank Check Preferred Authorization...............................................................16
e.       Shareholder Proposals Regarding Blank Check Preferred Stock.......................................16
f.       Adjustments to Par Value of Common Stock..........................................................16
g.       Restructurings/Recapitalizations..................................................................16
h.       Share Repurchase Programs.........................................................................16
i.       Targeted Share Placements.........................................................................16
Part II.A: North America Guidelines Table of Contents

9.       Executive and Director Compensation............................................................17-18
a.       Stock-based Incentive Plans.......................................................................17
b.       Approval of Cash or Cash-and-Stock Bonus Plans....................................................17
c.       Shareholder Proposals to Limit Executive and Director Pay.........................................17
d.       Golden and Tin Parachutes.........................................................................17
e.       401(k) Employee Benefit Plans.....................................................................17
f.       Employee Stock Purchase Plans.....................................................................17
g.       Option Expensing..................................................................................18
h.       Options Repricing.................................................................................18
i.       Stock Holding Periods.............................................................................18

10.      Incorporation.....................................................................................18
a.       Reincorporation Outside of the United States......................................................18
b.       Voting on State Takeover Statutes.................................................................18
c.       Voting on Reincorporation Proposals...............................................................18

11.      Mergers and Corporate Restructurings...........................................................18-19
a.       Mergers and Acquisitions..........................................................................18
b.       Nonfinancial Effects of a Merger or Acquisition...................................................18
c.       Corporate Restructuring...........................................................................18
d.       Spin-offs.........................................................................................18
e.       Asset Sales.......................................................................................18
f.       Liquidations......................................................................................18
g.       Appraisal Rights..................................................................................19
h.       Changing Corporate Name...........................................................................19

12.      Social and Environmental Issues................................................................19-20
a.       Energy and Environment............................................................................19
b.       Northern Ireland..................................................................................19
c.       Military Business.................................................................................19
d.       International Labor Organization Code of Conduct..................................................19
e.       Promote Human Rights in China, Nigeria, and Burma.................................................19
f.       World Debt Crisis.................................................................................19
g.       Equal Employment Opportunity and Discrimination...................................................19
h.       Animal Rights.....................................................................................19
i.       Product Integrity and Marketing...................................................................19
j.       Human Resources Issues............................................................................20
k.       Link Executive Pay with Social and/or Environmental Criteria......................................20

13.      Foreign Proxies...................................................................................20

14. Pre-Solicitation Contact...............................................................................20







Part II.A: North America Guidelines

1.   Uncontested Director Elections

     Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.


2.   Proxy Contests

     2a.  Election of Directors

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2b.  Reimburse Proxy Solicitation Expenses

     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.


3.   Ratification of Auditors

     Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

     Generally vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.


4.   Proxy Contest Defenses

     4a.  Board Structure: Staggered vs. Annual Elections

     Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4b.  Shareholder Ability to Remove Directors

     Vote against proposals that provide that directors may be removed only for cause.

     Vote for proposals to restore shareholder ability to remove directors with or without cause.

     Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote for proposals that permit shareholders to elect directors to fill board vacancies.

     4c.  Cumulative Voting

     Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

     4d.  Shareholder Ability to Call Special Meeting

     Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     4e.  Shareholder Ability to Act by Written Consent

     We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote against proposals to allow or facilitate shareholder action by written consent.

     4f.  Shareholder Ability to Alter the Size of the Board

     Vote for proposals that seek to fix the size of the board.

     Vote against proposals that give management the ability to alter the size of the board without shareholder approval.


5.   Tender Offer Defenses

     5a.  Poison Pills

     Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5b.  Fair Price Provisions

     Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5c.  Greenmail

     Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5d.  Unequal Voting Rights

     Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5e.  Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

     Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5f.  Supermajority Shareholder Vote Requirement to Approve Mergers

     Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   Miscellaneous Board Provisions

     6a.  Separate Chairman and CEO Positions

     We will generally vote for proposals looking to separate the CEO and Chairman roles.

     6b.  Lead Directors and Executive Sessions

     In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6c.  Majority of Independent Directors

     We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote  for  shareholder   proposals   requesting  that  the  board's  audit,
     compensation, and/or nominating committees include independent directors exclusively.

     Generally vote for shareholder proposals asking for a 2/3 independent board.

     6d.  Stock Ownership Requirements

     Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6e.  Term of Office

     Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6f.  Director and Officer Indemnification and Liability Protection

     Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

     Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote for proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

     6g.  Board Size

     Vote for proposals to limit the size of the board to 15 members.


7.   Miscellaneous Governance Provisions

     7a.  Independent Nominating Committee

     Vote for the creation of an independent nominating committee.

     7b.  Confidential Voting

     Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote for management proposals to adopt confidential voting.

     7c.  Equal Access

     Vote for shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7d.  Bundled Proposals

     Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7e.  Charitable Contributions

     Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7f.  Date/Location of Meeting

     Vote against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7g.  Include Nonmanagement Employees on Board

     Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7h.  Adjourn Meeting if Votes are Insufficient

     Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7i.  Other Business

     Vote for proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7j.  Disclosure of Shareholder Proponents

     Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   Capital Structure

     8a.  Common Stock Authorization

     Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

     Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.


     8b.  Stock Distributions: Splits and Dividends

     Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8c.  Reverse Stock Splits

     Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8d.  Blank Check Preferred Authorization

     Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8e.  Shareholder Proposals Regarding Blank Check Preferred Stock

     Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8f.  Adjustments to Par Value of Common Stock

     Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8g.  Restructurings/Recapitalizations

     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

     Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     Change in Control--Will the transaction result in a change in control of the company?

     Bankruptcy--Generally,    approve    proposals   that    facilitate    debt
     restructurings unless there areclear signs of self-dealing or other abuses.

     8h.  Share Repurchase Programs

     Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8i.  Targeted Share Placements

     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.   Executive and Director Compensation

     9a.  Stock-based Incentive Plans

     Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote-- even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     9b.  Approval of Cash or Cash-and-Stock Bonus Plans

     Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9c.  Shareholder Proposals to Limit Executive and Director Pay

     Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9d.  Golden and Tin Parachutes

     Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9e.  401(k) Employee Benefit Plans

     Vote for proposals to implement a 401(k) savings plan for employees.

     9f.  Employee Stock Purchase Plans

     Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

     9g.  Option Expensing

     Within the context of common industry practice, generally vote for shareholder proposals to expense fixed-price options.

     9h.  Option Repricing

     In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

     9i.  Stock Holding Periods

     Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10. Incorporation

     10a. Reincorporation outside of the United States

     Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

     10b. Voting on State Takeover Statutes

     Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     10c. Voting on Reincorporation Proposals

     Proposals to change a company's state of incorporation should be examined on a case-by-case basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings

     11a. Mergers and Acquisitions

     Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11b. Nonfinancial Effects of a Merger or Acquisition

     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11c. Corporate Restructuring

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, Spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

     11d. Spin-offs

     Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11e. Asset Sales

     Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11f. Liquidations

     Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11g. Appraisal Rights

     Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11h. Changing Corporate Name

     Vote for changing the corporate name.

12. Social and Environmental Issues

     12a. Energy and Environment

     Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

     Vote case-by-case on disclosure reports that seek additional information.

     12b. Northern Ireland

     Vote case-by-case on proposals pertaining to the MacBride Principles.

     Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12c. Military Business

     Vote case-by-case on defense issue proposals.

     Vote case-by-case on disclosure reports that seek additional information on military-related operations.

     12d. International Labor Organization Code of Conduct

     Vote case-by-case on proposals to endorse international labor organization code of conducts.

     Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

     12e. Promote Human Rights in China, Nigeria, and Burma

     Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

     12f. World Debt Crisis

     Vote case-by-case on proposals dealing with third world debt.

     Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

     12g. Equal Employment Opportunity and Discrimination

     Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

     Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12h. Animal Rights

     Vote case-by-case on proposals that deal with animal rights.

     12i. Product Integrity and Marketing

     Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12j. Human Resources Issues

     Vote case-by-case on proposals regarding human resources issues.

     Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

     12k. Link Executive Pay with Social and/or Environmental Criteria

     Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote case-by-case on disclosure reports that seek additional information regarding this issue.

13. Foreign Proxies

     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact

     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     What is material non-public information?

     The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

     o    a pending acquisition or sale of a substantial business;
     o financial results that are better or worse than recent trends would lead one to expect;
     o    major management changes;
     o    an increase or decrease in dividends;
     o calls or redemptions or other purchases of its securities by the company;
     o    a stock split, dividend or other recapitalization; or
     o financial projections prepared by the Company or the Company's representatives.

     What is pre-solicitation contact?

     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Part III.B:        Europe, Middle East, Africa, Central America and
                          South America Proxy Voting Guidelines




Part III.B:        Europe, Middle East, Africa, Central America and             South America Guidelines Table of Contents
                   ------------------------------------------------             ------------------------------------------

1.       Reports & Accounts................................................................................23

2.       Dividends.........................................................................................23

3.       Auditors..........................................................................................23
a.       Auditor Independence..............................................................................23
b.       Auditor Remuneration..............................................................................23

4.       Boards........................................................................................23-24
a.       Chairman & CEO....................................................................................23
b.       Board Structure...................................................................................24
c.       Board Size........................................................................................24
d.       Board Independence................................................................................24
e.       Board Committees..................................................................................24

5.       Directors ........................................................................................25
a.       Directors' Contracts..............................................................................25
b.       Executive Director's Remuneration.................................................................25
c.       Directors' Liability..............................................................................25
d.       Directors over 70.................................................................................25

6.       Non-Executive Directors ..........................................................................26
a.       Role of Non-Executive Directors...................................................................26
b.       Director Independence.............................................................................26
c.       Non-Executive Director's Remuneration.............................................................26
d.       Multiple Directorships............................................................................26

7.       Issue of Capital..............................................................................26-27
a.       Issue of Equity...................................................................................26
b.       Issue of Debt.....................................................................................27
c.       Share Repurchase Programmes.......................................................................27

8.       Mergers/Acquisitions..............................................................................27

9.       Voting Rights.....................................................................................27

10.      Share Options/Long-Term Incentive Plans (L-TIPs)..............................................27-28
a.       Share Options.....................................................................................27
b.       Long-Term Incentive Plans (L-TIPs)................................................................28

11.      Others........................................................................................28-29
a.       Poison Pills......................................................................................28
b.       Composite Resolutions.............................................................................28
c.       Social/Environmental Issues.......................................................................28
d.       Charitable Issues.................................................................................29
e.       Political Issues..................................................................................29

12.      Shareholder Activism and Company Engagement....................................................29-30
a.       Activism Statement................................................................................29
b.       Activism Policy................................................................................29-30

13.      Socially Responsible Investment ("SRI")...........................................................31
a.       SRI Statement.....................................................................................31
b.       SRI Policy........................................................................................31






Part III.B: Europe, Middle East, Africa, Central America and South America Guidelines


1.   Reports & Accounts

     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     For UK companies, a statement of compliance with the Combined Code should be made, or reasons given for non-compliance. The reports and accounts should include a detailed report on executive remuneration, and best practice demands that this should also be submitted to shareholders for approval.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns, and either abstain or vote against the approval of the annual report, depending on the circumstances. Similar consideration would relate to the use of inappropriate accounting methods.

2.   Dividends

     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting.

     We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   Auditors

     3a.  Auditor Independence

     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.

     JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company will be taken into account when determining independence.

     3b.  Auditor Remuneration

     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently  exceeding audit fees, where no
     explanation  was  given  to  shareholders.   Audit  fees  should  never  be
     excessive.

     See Audit Committee.

4.   Boards

     4a.  Chairman & CEO

     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

     4b.  Board Structure

     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

     4c.  Board Size

     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4d.  Board Independence

     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions. We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should require at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     See Non Executive Directors.

     4e.  Board Committees

     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

          (i)   Nomination Committee -

     There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation on the Nomination Committee.

          (ii)  Remuneration Committee -

     Boards should appoint remuneration committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross directorships and no day-to-day involvement in the running of the business. We would oppose the reelection of any non executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

          (iii) Audit Committee

     An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5. Directors

     5a. Directors' Contracts

     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the remuneration committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the reelection of any director who has such a contract, as well as consider the reelection of any director who is a member of the remuneration committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF investment takes into account local market practice when making judgements in this area.

     5b.  Executive Directors' Remuneration

     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     See Stock Options and Long-Term Incentive Plans (L-TIPs).

     5c.  Directors' Liability

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5d.  Directors over 70

     Whilst special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for reelection each year.

6.   Non-Executive Directors

     6a.  Role of Non-Executive Directors

     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the reelection of non- executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and remuneration committees should be composed exclusively of independent directors.

     6b.  Director Independence

     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6c.  Non-Executive Director's Remuneration

     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6d.  Multiple Directorships

     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7.   Issue of Capital

     7a.  Issue of Equity

     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a preemptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.


     7b.  Issue of Debt

     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.


     7c.  Share Repurchase Programmes

     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   Mergers/Acquisitions

     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances , the Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   Voting Rights

     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e., more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.


10.  Share Options/Long-Term Incentive Plans (L-TIPs)

     10a. Share Options

     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.



     10b. Long-Term Incentive Plans (L-TIPs)

     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  Others

     11a. Poison Pills

     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     JPMF reviews such proposals on a case-by-case basis; however we will generally vote against such proposals and support proposals aimed at revoking existing plans.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.

     11b. Composite Resolutions

     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11c. Social/Environmental Issues

     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's SRI policy.

     see Socially Responsible Investment (SRI).





     11d. Charitable Issues

     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11e. Political Issues

     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  Shareholder Activism and Company Engagement

     12a. Activism Statement

     The Myners Review identified "shareholder activism" as an important part of the responsibilities of UK pension fund trustees and their investment managers and recommended that managers address the issue as follows:

     o    ensure managers have an explicit strategy on activism
     o    monitor the performance of investee companies
     o    intervene where necessary
     o    evaluate the impact of engagement activity
     o    report back to clients

     This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response to Myners. Curiously, neither activism nor intervention is defined in the Myners Report and they are interpreted differently by different investors. At one extreme are those who deliberately set out to invest in underperforming companies with the aim of encouraging change. Such investors would expect to be involved in detailed discussions about management and policy and would expect to have significant influence on both. As effective insiders they are unlikely to be active traders of their position and will take a long-term view of the investment, regardless of market conditions. At the other extreme are those who regard activism as the simple process of voting their shareholding, with little or no regard for a company's governance policy or standards. They would argue that their clients' interests are best served by selling shares in underperforming companies. JPMF's approach is setout below.

     12b. Activism Policy

          (i)   Explicit Strategy -

     A clearly articulated policy has existed at JPMF for many years. Our primary aim is to protect our clients' interests. Thus, where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. The approach involves active discussion with company management and, if necessary, participation in action groups, but not direct involvement in management.

     Our  strategy  is  explicitly   based  on  the  US  Department  of  Labor's
     recommendations which are commended by Myners and which have been cited in every edition of our Voting Policy and Guidelines.

          (ii)  Monitor Performance -

     At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.


          (iii) Intervene Where Necessary -

     As we have an active approach to proxy voting we do, in that sense, intervene frequently in company affairs and this causes us to vote against or abstain on resolutions at company meetings.

     Whenever we believe that it may be appropriate to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour. On occasion, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unless policy changes within a year we shall vote against management in the following year. In this context we have found "vocal abstention" as a very potent form of activism.

     JPMF does not intervene directly in the management of companies. However, where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

          (iv)  Evaluate Impact

     Noone to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However, we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo-Saxon markets was supported by a belief in their strong governance culture.

     As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

     We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.


          (v)   Reporting

     Reports detailing our engagement activity are available to clients on a quarterly basis.



13.  Socially Responsible Investment ("SRI")

     13a. SRI Statement

     From 3rd July 2000, trustees of occupational pension schemes in the UK have been required todisclose their policy on socially responsible investment in their Statement of Investment Principles.

     JPMF has had experience in tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13b. SRI Policy

     Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.

     Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

     In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.

     The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.




Part IV: Asia Ex-Japan Proxy Voting Guidelines


Part IV: Asia Ex-Japan Proxy Voting Guidelines

1. The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.

2. In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.

3. JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.

4. The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.

5. For routine proxies (e.g., in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.

6. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

7. Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.



Part V: Japan Proxy Voting Guidelines


Part V: Japan Proxy Voting Guidelines

1.   Number of Directors

     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   Release of Directors from Legal Liability

     Vote against actions releasing a director from legal liability.

3.   Director's Tenure

     Director's tenure should be equal to/less than 1 year.

4.   Director's Remuneration

     Remuneration of directors should generally be determined by an independent committee.

5.   Audit fees

     Audit fees must be at an appropriate level.

6.   Capital Increase

     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

7.   Borrowing of Funds

     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

8.   Share Repurchase Programs

     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

9.   Payout ratio

     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

10.  Mergers/Acquisitions

     Mergers and acquisitions must only be consummated at a price representing fair value.

11.  Stock Options

     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

12.  Political Contributions

     Do not approve any use of corporate funds for political activities.

13.  Environmental/Social Issues

     Do not take into account environmental/social issues that do not affect the economic value of the company.

                                                               November 21, 2003

                                    LORD, ABBETT & CO. LLC

                             PROXY VOTING POLICIES AND PROCEDURES


INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.


     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

     For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.


                        SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

     Lord  Abbett  will   generally   vote  in  accordance   with   management's
recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

1) Attending less than 75% of board and committee meetings without a valid excuse.

2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.


Incentive Compensation Plans

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We  scrutinize   very  closely  the  approval  of  repricing  or  replacing underwater stock options, taking into consideration the following:

1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

2)   Management's rationale for why the repricing is necessary.

3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On  balance  we  believe  shareholder   proposals  regarding   confidential
balloting   should   generally   be  approved,   unless  in  a  specific   case,
countervailing arguments appear compelling.

Supermajority Voting

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

o Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

o    No dead-hand or no-hand pills.

o Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

o Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                           Met Investors Series Trust
                       Proxy Voting Policies and Procedures

       Trust's Policy Statement

          Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.

      Trust's Proxy Voting Program

          Met Investors Advisory LLC (the "Manager") serves as the investment manager of the Trust's portfolios. The Manager is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

     Manager's Due Diligence and Compliance Program

          As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

      Advisers' Proxy Voting Policies and Procedures

          Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

   Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and the Manager upon request, copies of such policies and procedures.

   Fiduciary Duty: The Adviser's policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

   Conflicts of Interest: The Adviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients before voting client proxies.

   Voting Guidelines: The Adviser's policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

   Monitoring Proxy Voting: The Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

   Record  Retention  and  Inspection:  The Adviser  must have an  established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and the Manager such information and records with respect to proxies relating to the Trust's portfolio securities as required by law and as the Trust or the Manager may reasonably request.

   Disclosure  of Trust's  Proxy  Voting  Policies and  Procedures  and Voting
     Record

     The Manager on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. The Manager (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

      Reports to Trust's Board of Trustees.

     The Manager will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.




Adopted:  November 19, 2003

     ---------------------------------------------------------------------------
     The following policy reflects general proxy voting positions that have been developed by MFS and approved by its various clients over many years. The policy may be furnished to clients, potential clients and their representatives as an indication of MFS' approach toward voting proxies. Under no circumstances are MFS personnel authorized to release actual proxy voting histories for any account except to the client and its representatives.
     ---------------------------------------------------------------------------


                                                         Revised May 1, 2000


                         PROXY VOTING POLICIES AND PROCEDURES

     Massachusetts Financial Services Company ("MFS"), MFS Institutional Advisors, Inc. ("MFSI") and Vertex Investment Management, Inc. ("Vertex") have adopted these proxy voting policies and procedures with respect to securities owned by the investment companies for which MFS or Vertex serves as investment adviser ("MFS Funds") and by other clients for which MFS, MFSI or Vertex has the power to vote proxies. (For convenience of reference, MFS, MFSI and Vertex are from time to time referred to herein collectively as "MFS".)

         These policies and procedures include:

                  A centralized review, recommendation and voting procedure;

                  Established guidelines for voting on proxy issues;

                  A recordkeeping system to monitor proxies and votes; and

                  A records retention and reporting system.

                          -------------------------------


REVIEW, RECOMMENDATION AND VOTING PROCEDURES

     Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers directly send proxies and related material to the record holders of the shares beneficially owned by MFS' clients, usually to State Street Bank & Trust Company or, less commonly, the Funds themselves. The record holders of MFSI clients' shareholdings are the various custodians of these clients. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFSI, which forwards such materials to the MFS proxy coordinator, a member of the MFS Fund Treasury Department (except in the case of certain MFSI clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

     Receipt of these materials is logged into the ProxyEdge database maintained by the proxy coordinator. The ProxyEdge program also matches upcoming meetings with Fund and client portfolio holdings, which are input into the ProxyEdge system by an MFS holdings datafeed. Through the use of ProxyEdge with Electronic Voting, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on a ProxyEdge terminal located at MFS, and most proxies may be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots (but not the proxy statements) can be printed from the ProxyEdge/ADP system and forwarded for review.

     After input into the ProxyEdge system, the proxy coordinator then forwards the materials to Carol Norton, the proxy reviewer, who is a confidential MFS consultant and former employee of the MFS Fund Treasury Department. However, proxies which are deemed by the proxy coordinator to be completely routine (e.g., those involving only elections of directors, appointments of auditors, and/or employee stock purchase plans) are voted in favor without being sent to the Ms. Norton or to the Legal Department. Proxies that pertain only to merger and acquisition proposals are forwarded initially to the appropriate portfolio manager or research analyst for his or her recommendation, and then are forwarded to Stephen Cavan for his review. Mr. Cavan is Senior Vice President, General Counsel and Secretary of MFS, and the Secretary of the funds in the MFS Family of Funds and the closed-end funds advised by MFS.

     Recommendations with respect to voting on non-routine issues are generally made by Ms. Norton in light of the policies set forth under "Voting Guidelines," below, and all other relevant materials. Her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including her rationale on significant items. These cards are then forwarded to Mr. Cavan for review.

     As a general matter, portfolio managers and investment analysts in the Equity Research Department have no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to insulate the managers and analysts from influences exerted by firms' managements or by proxy solicitors. However, in some instances (e.g., mergers), Mr. Cavan or Ms. Norton may consult with or seek recommendations from portfolio managers or analysts; Mr. Cavan would ultimately determine the manner in which all proxies are voted.

     In his capacity as an officer of MFS, Mr. Cavan is designated to vote all proxies received on behalf of the MFS Funds and the other clients MFS, MFSI and Vertex, except as otherwise instructed by certain MFSI clients. Mr. Cavan will review and sign each proxy card copy beside Ms. Norton's signature to indicate his approval of Ms. Norton's recommendations. If Mr. Cavan has concerns with any of Ms. Norton's recommendations or has a question about any of Ms. Norton's recommendations, he may discuss them with Ms. Norton, as necessary. Mr. Cavan is responsible for determining the vote on all proxy issues.

     Mr.  Cavan  has  decided  that,  until  further  instructions,   all  proxy
statements shall be forwarded to Robert T. Burns, a Senior Vice President, Associate General Counsel and Assistant Secretary of MFS. Mr. Burns acts in his capacity as deputy to Mr. Cavan for purposes of voting proxies. In Mr. Burns' absence, Mitchell C. Freestone, a Counsel of MFS, shall act as deputy to Messrs. Cavan and Burns for purposes of voting proxies.

     After the proxy card copies are signed by Mr. Cavan or Mr. Burns, they are returned to the proxy coordinator for forwarding to ADP or the issuer of the securities being voted. For clients of MFS' Private Portfolio Services ("PPS") group, MFS' voting decisions are furnished to Proxy Monitor (or another proxy administration firm), which in turn processes the votes for each individual PPS client separate account.

     The proxies are then voted electronically by the proxy coordinator in accordance with Mr. Cavan's instructions. In the event that the proxy cards must be manually voted, the cards are registered, voted and mailed by the proxy coordinator prior to the meeting date, and the votes are logged (for recordkeeping purposes) into ProxyEdge or, for PPS clients, the Proxy Monitor system. Proxy cards received from ADP too close to the shareholders' meeting to be mailed on time will be called in to ADP or the issuer of the securities being voted. Non-ADP proxies cannot be called in to ADP or the issuer.

                        ------------------------------

VOTING GUIDELINES

         General policy

     MFS' policy is that proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the client, without regard to MFS' sales, distribution or other interests. As a matter of policy, MFS will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or plan participants and beneficiaries and any conflict of interest will be resolved in the interest of the investments on behalf of clients, Fund shareholders or plan participants and beneficiaries.

     Years ago, MFS generally voted its proxies with management, unless there were compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. In recent years, there have been many proposals in the area of corporate governance, capitalization changes, compensation programs and anti-takeover measures which have provided reasons for voting against management recommendations.

     As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, MFS recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements. Some items that are otherwise acceptable are voted against if management is seeking extremely broad flexibility without offering a valid explanation. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. MFS reviews proxy issues on a case-by-case basis, and there are instances where exceptions to the guidelines are warranted. The guidelines, which are outlined below, provide a framework within which the proxies are voted and have proven to be very workable in practice. Ms. Norton has considerable discretion to recommend action on specific proposal in light of the general policy and her review of the specific proposal. These guidelines are reviewed with investment personnel, Mr. Cavan and MFS management each year.

                      -------------------------------

MFS' POLICY ON SPECIFIC ISSUES

         Non-salary compensation programs

     Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. In general, MFS votes against option programs that do not require an investment by the optionee, or that give "free rides" on the stock price.

     Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock is not favored. Restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold. When restricted stock is the subject of a shareholder vote, MFS will strongly consider voting against its use.

     MFS generally votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. More specifically, MFS votes against stock option plans for non-employee directors which involve stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. MFS also opposes plans which provide unduly generous compensation for directors or could result in excessive dilution to other shareholders.

     Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

         Anti-takeover measures

     Any measure that inhibits capital appreciation in a stock, including a possible takeover, is cause of a vote against the proposal. These take many forms from "poison pills" and "shark repellents" to board classification and super-majority requirements. In general, any proposal which protects managements from action by shareholders is voted against.

         Reincorporation and Reorganization Proposals

     When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of appropriate management proposals, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         Social issues

     There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, adhere to some list of goals or principles (e.g., environmental standards) or report on various activities. MFS has tended to side with management in opposing the use of corporate resources to further a particular social objective beyond the charter of the company when no discernible shareholder economic interest in involved.

     The General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland, or (ii) any stocks, securities or obligations of any company so engaged.

     Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

         Dilution

     Reasons for issuance of stock are many and most are legitimate. When a stock option plan would dilute the existing equity by 15% or more, MFS considers voting against the plan. In cases where management is asking for authorization to issue stock with no reason stated (a "blank check"), MFS is very likely to vote against.

     In many cases, the  authorization for common or preferred stock is simply a
potential   anti-takeover   device,   again  a  reason  to  vote   against   the
authorization.

         Confidential Voting

     MFS generally votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS generally supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm. Preserving the confidential nature of shareholder votes helps to insulate MFS' portfolio managers, research analysts and other employees from inappropriate pressure.

         Independence of Directors

     While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board.

                          -------------------------------

MONITORING SYSTEM

     It is the responsibility of MFS Fund Treasury to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the proxy coordinator who inputs an acknowledgment of receipt into the ProxyEdge System. Additionally, through an interface with the portfolio holdings database of MFS, ProxyEdge matches a list of all Funds and clients who hold shares of a company's stock and the number of shares held on the record date with ProxyEdge's listing of any upcoming shareholder's meeting of that company. (As noted above, the Proxy Monitor system is used to process proxy votes on behalf of PPS clients' separate accounts.)

     When the ProxyEdge system "tickler" show that the date of a shareholders' meeting is approaching, the proxy coordinator checks that the vote for clients and Funds holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the proxy coordinator calls the custodian (or, with respect to the proxies for the MFSI clients, notifies MFSI so that MFSI can call the custodian) requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

                         -------------------------------

RECORDS RETENTION AND REPORTS

     Proxy solicitation materials, including a photocopy of the proxy card with Ms. Norton's and Mr. Cavan's comments and Mr. Cavan's vote, are sent to the library files. All proxy voting materials and supporting documentation, including records generated by the ProxyEdge and Proxy Monitor systems as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

     At any time, a report can be printed by the proxy coordinator for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

     Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

     On an annual basis, Ms. Norton reports at an MFS investment personnel meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

                         NEUBERGER BERMAN, LLC

                   NEUBERGER BERMAN MANAGEMENT INC.

                 PROXY VOTING POLICIES AND PROCEDURES

                    Non-Socially Responsive Clients

Introduction and General Principles

     Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

     NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

     NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

     In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

     In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

     There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

Responsibility and Oversight

     NB  has  designated  a  Proxy   Committee  with  the   responsibility   for
     administering and overseeing the proxy voting process, including:

          developing, authorizing, implementing and updating NB's policies and procedures;

          overseeing the proxy voting process; and

          engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

     Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

     The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

     In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

     Proxy Voting Guidelines

     NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

     Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

     There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

     Proxy Voting Procedures

     NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

     At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

          research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

          vote and submit proxies in a timely manner;

          handle other administrative functions of proxy voting;

          maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

          maintain records of votes cast; and

          provide recommendations with respect to proxy voting matters in general.

     Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

     Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

     Conflicts of Interest

     NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

     ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

     In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

       Material conflicts cannot be resolved by simply abstaining from voting.

  Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     a copy of these policies and procedures, which shall be made available to clients upon request;

     proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

     a record of each vote cast (which ISS maintains on NB's behalf);

     a copy of each questionnaire completed by any NB Investment Professional under Section V above;

     any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

    Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

                                                Effective June 2003

                                                    Exhibit A

                        ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

                                          Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

 o An auditor has a financial interest in or association with the company, and is therefore not independent

 o   Fees for non-audit services are excessive, or

 o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                                    Board of Directors

Voting on Director Nominees in Uncontested Elections

     Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

     Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

     Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

     Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

                           Shareholder Rights

Shareholder Ability to Act by Written Consent

     Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

     Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

     Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

     Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

                                 Proxy Contests

Voting for Director Nominees in Contested Elections

     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

     Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

                                Poison Pills

     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

                      Mergers and Corporate Restructurings

     Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

                            Reincorporation Proposals

     Proposals to change a company's state of incorporation should be evaluated on a CASEBY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

                                 Capital Structure

Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

     Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

                       Executive and Director Compensation

     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

     Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

        o    Historic trading patterns

        o    Rationale for the repricing

        o    Value-for-value exchange

        o    Option vesting

        o    Term of the option

        o    Exercise price

        o    Participation

  Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

        o    Purchase price is at least 85 percent of fair market value

        o    Offering period is 27 months or less, and

        o    Potential voting power dilution (VPD) is ten percent or less.

     Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

  Shareholder Proposals on Compensation

     Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                          Social and Environmental Issues

     These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

     In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

    Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

   o  there are concerns about the accounts presented or audit procedures used;
      or

   o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

   o there are serious concerns about the accounts presented or the audit procedures used;

   o  the auditors are being changed without explanation; or

   o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

       Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

   o there are serious concerns about the statutory reports presented or the audit procedures used;

   o  questions exist concerning any of the statutory auditors being appointed;
      or

   o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

   Allocation of Income

Vote FOR approval of the allocation of income, unless:

   o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

   o    the payout is excessive given the company's financial position.

   Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

     Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

     Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

     Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

 Amend Quorum Requirements

     Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

  Director Elections

Vote FOR management nominees in the election of directors, unless:

 o there are clear concerns about the past performance of the company or the board; or

 o  the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

        Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

 o there are serious questions about actions of the board or management for the year in question; or

 o  legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

    Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances
      (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

   Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

   Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

   Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote  proposals  to  increase  blank  check   preferred   authorizations   on  a
CASE-BY-CASE basis.

   Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

   Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

   Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  o   clear evidence of past abuse of the authority is available; or

  o   the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

  Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

  Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

   o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

   o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

   Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

   Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

   Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

   Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

   Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

   Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

   Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote  AGAINST  proposals  that  limit  the  company's  business   activities  or
capabilities or result in significant costs being incurred with little or no benefit.

                                                     Exhibit B

                                        [GRAPHIC OMITTED][GRAPHIC OMITTED]

                 Policies, Procedures and Practices Regarding
                        Potential Conflicts of Interest

     Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

     Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

     To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

     Regulatory Oversight-ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

     Board Policy-The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

     Ownership-ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

     Transparency of Voting Policies-ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding

     Potential Conflicts of Interest

     Full Disclosure-Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

     Separate Staffs/Physical Separation-ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

     No Guarantees-Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

     Blackout Period-Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

     No Backroom Deals-ISS requires issuers to provide written documentation-signed by an executive level manager-before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

     We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

                                                       Updated: April 2003


         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

         Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures August 1, 2003


     These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A.       Accounts for which OFI has Proxy Voting Responsibility

     Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

     In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.       Objective

     o OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

     When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

     In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.


C.       Proxy Voting Agent

     OFI has retained Institutional Shareholder Services ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

     ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

     ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

o        The name of the issuer of the portfolio security;
o        The exchange ticker symbol of the portfolio security;
o        The CUSIP number for the portfolio security;
o        The shareholder meeting date;
o        A brief identification of the matter voted on;
o        Whether the matter was proposed by the issuer or by a security holder;
o        Whether the fund cast its vote on the matter;
o How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
o        Whether the fund cast its vote for or against management.

        The ISS reports also include the ISS recommended vote on each proposal.


D.       Proxy Voting Coordinator

     The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.




E.       Conflicts of Interest

     OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.



F.       Proxy Voting Guidelines

     The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

                   Oppenheimer Funds Portfolio Proxy Voting Guidelines
                                   August 1, 2003



Summary

     With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

o We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

o In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

o    We  support   shareholder   proposals  to  reduce  a  super-majority   vote
     requirement.

o    We oppose management proposals to add a super-majority vote requirement.

o We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

o We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

o    We oppose re-pricing of stock options.

o In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                               Oppenheimer Funds
                            Proxy Voting Guidelines



1.0      The Board of Directors

1.01     Voting on Director Nominees

         Vote FOR each Director Nominee, except:

          Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed case-by-case).

          Examples  of  poor  long-term  performance  include:  negative  5-year
          annualized  shareholder  return,  or  under-performance   against  the
          company's peer group and/or index for 5 consecutive years.

1.02     Elect Compensation Committee or Audit Committee

         OPPOSE if Committee is not fully composed of Independent Directors.

         An Independent Director is defined as a director that:

     o Has not been employed by the company or any affiliate in an executive capacity within the last five years.

     o Is not a member of a firm that is one of this company's paid advisors or consultants.

     o    Is not employed by a significant customer or supplier of the company.

     o    Does not have a personal services contract with the company.

     o Is not employed by a tax-exempt organization that receives significant contributions from the company.

     o Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

     o Has not had any business relationship that would be required to be disclosed under Regulation S-K.

     o a director's fees must be the sole compensation an audit committee member receives from the company.1


1.03     Establish a Nominating Committee

          Oppose if less than all Directors on the Nominating Committee are Independent Directors.

1.04     Limit Composition of Committee(s) to Independent Directors

          Review on a case-by-case basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05     Require that Directors' Fees be Paid in Stock

         Vote WITH MANAGEMENT.

1.06     Approve Increase in Board Size

          Consider  on  a  CASE-BY-CASE   basis,  with  consideration  given  to
          maintaining   or   improving   ratio  of   Independent/Non-Independent
          Directors.

1.07     Approve Decrease in Board Size

          SUPPORT     if     maintaining      or     improving      ratio     of
          Independent/Non-Independent Directors.

1.08     Classify Board of Directors

          Vote AGAINST proposal to classify the board of directors.

          Vote FOR proposals to repeal classified boards and to elect all directors annually.

          In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

          Discussion. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09     Officers/Directors Liability and Indemnification

         SUPPORT proposal if it conforms to state law.

1.10     Director Age Restrictions

          OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11     Establish Term Limits for Directors

         Vote WITH MANAGEMENT.

1.12     Mandatory Retirement Age for Directors

         OPPOSE provided there are term limits for Directors.

1.13     Separate CEO & Chairman Positions

          Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14     Require Annual Election of Directors

          Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15     Require that a Majority of Directors be Independent

          Vote FOR proposal that a majority of Directors be Independent.

          Consider   proposals  that  more  than  a  majority  of  Directors  be
          Independent on a CASE-BY-CASE basis.

1.16     Establish Director Stock Ownership Requirements

         Vote WITH MANAGEMENT

2.0      Auditors

2.01     Ratify Selection of Auditors

          Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02     Approve Discharge of Auditors

         Examine on a CASE-BY-CASE  basis.

2.03     Audit Firm Rotation

         Vote AGAINST shareholder proposal asking for audit firm rotation.

     Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

     OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0      Proxy Contest Defenses

3.01     Eliminate Cumulative Voting

         Vote FOR proposal to eliminate cumulative voting.

          Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02     Provide for Confidential Voting

         OPPOSE.

          If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0      Tender Offer Defenses

4.01     Management Proposal to adopt shareholders rights plan ("poison pill")

          These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

          OFI will generally Oppose adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02     Submit Poison Pill to Shareholder Vote

         Vote FOR.

4.03 Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

         OPPOSE.

4.04     Super-Majority Vote Requirements

          Vote  FOR   shareholder   proposal  to  reduce   super-majority   vote
          requirement.

         Vote AGAINST management proposal to require supermajority vote.

4.05     Anti-Greenmail Amendments

          Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

          Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0      Corporate Governance

5.01     Establish Shareholder Advisory Committee

         Vote WITH MANAGEMENT

5.02     Shareholders' Right to Call a Special Meeting

          Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0      Capital Structure

6.01     Increase Authorized Common Stock

          SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02     Issue Tracking Stock

          In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

          OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03     Submit Preferred Stock Issuance to Vote

          SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04     Issue "Blank Check" Preferred Stock

          OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05     Increase Authorization of "Blank Check"  Preferred Stock

          OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.


6.06     Pledge of Assets for Debt (Generally, Foreign Issuers)

          In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

          OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0      Compensation

          We review compensation proposals on a CASE-BY-CASE basis.

          In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01     Employee Stock Purchase Plan

         Vote FOR unless the offering period exceeds 12 months.


7.02     Cash Bonus Plan

          Consider  on  a  CASE-BY-CASE   basis.   In  general,   OFI  considers
          compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03     Non-Employee Director Stock Plans

          Vote in favor if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04     Executive Stock Based Plans

          OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

          In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.2


7.05     Bonus for Retiring Director

          Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company. .

7.06     Proposal to Re-price Stock Options

         OPPOSE.

7.07     Submit Severance Agreement to Shareholder Vote

          Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08     Shareholder Proposal to Limit Executive Compensation

         Vote WITH MANAGEMENT

          7.09  Shareholder   Proposal  to  Submit  Executive   Compensation  to
          Shareholder Vote

         Vote WITH MANAGEMENT

          7.10 Treatment of Stock Option Awards: Require Expensing of Stock Options Awards

          Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0      State of Incorporation

8.01     Proposal to Change the Company's State of Incorporation

          Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0      Mergers and Restructuring

9.01     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02     Corporate Restructuring

          Votes  on  corporate  restructuring   proposals,   including  minority
          squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

9.03     Spin-offs

          Votes on spin-offs should be considered on a case-by-case basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04     Asset Sales

          Votes on asset sales should be made on a case-by-case basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05     Liquidations

          Votes on liquidations should be made on a case-by-case basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06     Appraisal Rights

          Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07     Changing Corporate Name

          Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08     Severance Agreements that are Operative in Event of Change of Control


          Review    case-by-case,    with    consideration    given    to    ISS
          "transfer-of-wealth" analysis (see footnote to section 7.04, above).




--------
1 Per the proposed NYSE corporate governance standards for listed companies.

1 As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

                      Pacific Investment Management Company LLC
                      Proxy Voting Policies and Procedures

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").1 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.2 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.3

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.4

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following  circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;5

     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3.   voting  the  proxy  in  accordance  with  the   recommendation  of  an
          independent third-party service provider;

     4. suggesting that the client engage another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider; or

     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.





Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

     2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

         Board of Directors

     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board;
          (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4.   Separation  of Chairman  and CEO  Positions.  PIMCO may  consider  the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors:
          (i) the benefits of additional  vested interest in the issuer's stock;
          (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.



         Proxy Contests and Proxy Contest Defenses

     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders;
          (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         Tender Offer Defenses

     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer;
          (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and
          (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         Capital Structure

     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and
          (ii) issues related to delisting the issuer's stock.

         Executive and Director Compensation

     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.



     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         State of Incorporation

     StateTakeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         Mergers and Restructurings

     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

         Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and
          (iii) the increased flexibility available.

     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         Distressed and Defaulted Securities

     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.


        Miscellaneous Provisions

     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and
          (ii) PIMCO's responsibility to consider actions before supporting them.

     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and
          Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                                     * * * * *



     --------

     1 These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

     2 These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

     3    Department  of Labor  Bulletin  94-2,  29 C.F.R.  2509.94-2  (July 29,
          1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

     4 For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

     5 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

                                  PIMCO EQUITY
                                   ADVISORS



PIMCO Equity Advisors LLC

Proxy Voting Policy and Procedures

Version 1.2 - Effective August 1, 2003

Allianz Dresdner Asset Management of America L.P.

ADAM Proxy Voting Policy and Procedures

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, "ADAM Advisers") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers' primary objective is to make voting decisions solely in the best interests of its clients. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each ADAM Adviser:

o        Exercising responsibility for voting decisions

o Obligation to vote must be clearly established based on written guidelines

o        Resolving conflicts of interest

o        Making appropriate disclosures to clients

o        Creating and maintaining appropriate records

o        Providing clients access to voting records

o        Outsourcing the proxy voting administrative process


Responsibility for Voting Decisions


Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

o Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

o Document, in the form of a report, the resolution of any conflicts of interest between the ADAM Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

o Approve and monitor the outsourcing of voting obligations to third-parties; and

o Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals ("Voting Guidelines"). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients' accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers' ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients' proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the ADAM Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, ADAM Advisers shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.


Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law1, ADAM Advisers' recordkeeping requirements are as follows:

o        Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

o Copies or records of each proxy statement received with respect to clients' securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

o Records of each vote cast as well as certain records pertaining to the ADAM Adviser's decision on the vote;

o        Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records


Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.



-----------------------------------------------------------------------------
Endnotes

1 SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2
  [17-CFR 275.204-2] under the Investment Advisers Act of 1940
  [15 U.S.C. 80b] ("Advisers Act" or "Act")

                                   Appendix No. 1

                            Part II Form ADV Disclosure



General Proxy Voting Policy

PIMCO Equity Advisors LLC (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.




Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

                                      Appendix No. 2

                 Sample letter to accompany Proxy Voting Policy Statement



   Insert: Date



   Insert: Client name and address



   Reference: Proxy Voting Policy and Procedure



   Dear Client:



On January 31, 2003 the SEC adopted a new rule 206(4)-6, "Proxy Voting" under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients' proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients' proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company's most recent Form ADV Part II, which includes a description of the Company's Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.



   Sincerely,

                                                           PIMCO EQUITY
                                                             ADVISORS


                               Appendix No. 3
                            PIMCO Equity Advisors
                           Proxy Voting Guidelines



Table of Contents


Proposal
No.      Description                                                                            Pg. No.




Auditor Related..................................................................................5
101......Ratification of Auditors
102.     Auditor Indemnification

Board of Directors...............................................................................5
201......Election of Board of Directors
202.     Board Independence
203.     Changes in Board Size
204.     Cumulative Voting
205.     Director Duties and Stakeholder Laws
206.     Director Indemnification and Liability Protection
207.     Key Committee Composition

Compensation Related.............................................................................6
301......Employee Stock Ownership Plans (ESOP)
302.     Executive/Director/Outside Director Stock Option Plans
303.     401k Employee Benefit Plans
304.     Golden Parachutes
305.     Director Fees
306.     Pension Fund Credits

Capital Structure................................................................................7
401......Authorization of Additional Common Stock
402.     Authorization of Additional Preferred Stock
403.     Issuance of Additional Debt
404.     Reduction of Shares
405.     Share Repurchase Programs
406.     Preemptive Rights
407.     Adjustments to Par Value of Common Stock
408.     Debt Restructurings






Proxy Voting Guidelines
Table of Contents (Continued)


Proposal
No.      Description                                                                           Pg. No.




Corporate Transactions...........................................................................8
501......Mergers and Acquisitions
502.     Asset Sales
503.     Changing Corporate Name
504.     Corporate Restructurings
505.     Liquidations
506.     Spin-Offs

Anti-Takeover Defenses and Related Proposals.....................................................9
601......Greenmail
602.     Poison Pills
603.     Supermajority Shareholder Vote Requirements
604.     Classified Boards
605.     Fair Price Provisions
606.     Unequal Voting Rights
607.     Reincorporation/Exemption from Takeover Laws

Other...........................................................................................10
901......Annual Meetings
902.     Confidential Voting, Independent Tabulations and Inspections
903.     Disgorgement Provisions
904.     Mutual Fund Issues
905.     Share-Blocking
906.     Shares Out on Loan








Proxy Voting Guidelines
Table of Contents (Continued)


Proposal
No.      Description                                                                           Pg. No.




Auditor Related.................................................................................12
SP-101...Ratification of Auditors
SP-102.  Independence of Auditors
SP-103.  Audit Firm Rotation

Board of Directors..............................................................................12
SP-201...Minimum Director Stock Ownership
SP-202.  Board Independence
SP-203.  Age Limits
SP-204.  Cumulative Voting
SP-205.  Director Duties and Stakeholder Laws
SP-206.  Director Attendance at Annual Meetings
SP-207.  Key Committee Composition
SP-208.  Limit Director Tenure

Compensation Related............................................................................13
SP-301...Holding Periods
SP-302.  Future Stock Option Awards
SP-303.  Accounting Treatment of Stock Option Awards
SP-304.  Golden Parachutes
SP-305.  Limits on Executive and Director Compensation
SP-306.  Requests for Additional Disclosure of Executive Compensation
SP-307.  Reports on Executive Retirement Benefits

Capital Structure...............................................................................13
SP-401...Preemptive Rights
SP-402.  Authorization of Blank Check Preferred Stock

Corporate Transactions..........................................................................14
SP-501...Rights of Appraisal

Anti-Takeover Defenses and Related Proposals....................................................14
SP-601...Greenmail
SP-602.  Poison Pills
SP-603.  Supermajority Shareholder Vote Requirements
SP-604.  Classified Boards
SP-605.  Fair Price Provisions
SP-606.  Equal Access
SP-607.  Reincorporation/Exemption from Takeover Laws






Proxy Voting Guidelines
Table of Contents (Continued)


Proposal
No.      Description                                                                           Pg. No.




Proxy Contest Defenses..........................................................................14
SP-701...Shareholders' Right to Call Special Meetings
SP-702.  Shareholder Action by Written Consent
SP-703.  Shareholders' Ability to Remove or Elect Directors

Social and Environmental Issues.................................................................15
SP-801...Environmental Issues / CERES Principles
SP-802.  Northern Ireland (MacBride Principles)
SP-803.  South Africa (Statement of Principles)
SP-804.  Other Political/Social/Special Interest Issues

Other...........................................................................................15
SP-901...Annual Meetings
SP-902.  Confidential Voting, Independent Tabulations and Inspections
SP-903.  Abstention Votes
SP-904.  Existing Dual Class Companies
SP-905.  Special Reports/Additional Disclosure
SP-906.  Lack of Information
SP-907.  Shareholder Advisory Committee

-------------------------------------------------------------------------------


                                                           PIMCO EQUITY
                                                            ADVISORS




-------------------------------------------------------------------------------
GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

PIMCO Equity Advisors ("PEA") will generally vote on management proposals as follows:


AUDITOR RELATED

101. Ratification of Auditors: PEA will generally vote for management proposals to ratify the selection of auditors unless:

o        The audit firm is not independent in fact or appearance;
o The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or
o There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

102. Auditor  Indemnification:   PEA  will  generally  vote  against  management
     proposals to indemnify the auditors.


BOARD OF DIRECTORS
-------------------------------------------------------------------------------

201. Election of Board of Directors: PEA will generally vote with management for the routine election of directors unless:

a. There are clear concerns due to the company having displayed a record of poor performance;
b.       The board fails to meet minimum corporate governance standards
         (e.g., performance-based executive compensation, board independence, takeover activity); or
c.       Criminal activity by the board or a particular board nominee.

202. Board Independence: PEA will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203. Changes in Board Size: PEA will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

-------------------------------------------------------------------------------

204. Cumulative Voting: PEA will generally vote on a case-by-case basis for management proposals regarding cumulative voting.

205. Director Duties and Stakeholder Laws: PEA will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

206. Director Indemnification and Liability Protection: PEA will generally vote in favor of management proposals to limit Directors' liability and to broaden their indemnification.

     PEA will generally vote against management proposals that would broaden the Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

207. Key Committee Composition: PEA will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

--------------------------------------------------------------------------------

COMPENSATION RELATED

301. Employee Stock Ownership Plans (ESOP): PEA will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

         a.       The purchase price is at least 85% of fair market value;
         b.       The offering period is 27 months or less;
         c.       Voting power dilution is no more than 10%.

302. Executive/Director/Outside Director Stock Option Plans: PEA will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, PEA will generally consider the following criteria:

     a.   That the dilution of existing shares is no more than 5%;

     b.   That the stock option plan is incentive-based;

     c. That the stock option plan does not allow for discounted stock options;

     d. For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

     e. For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303. 401k Employee Benefit Plans: PEA will generally vote for management proposals to implement a 401(k) savings plan for its employees.

----------------------------------------------------------------------------
COMPENSATION RELATED (CONTINUED)

304. Golden Parachutes: PEA will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305. Director Fees: PEA will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306. Pension Fund Credits: PEA will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

-------------------------------------------------------------------------------

CAPITAL STRUCTURE

401. Authorization of Additional Common Stock: PEA will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. PEA will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

     PEA will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

402. Authorization of Additional Preferred Stock: PEA will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

     a.   The proposal is for the issuance of blank check preferred stock;

     b. The issuance of preferred stock is greater than 50% of current issued capital;

     c. The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;

     d. The additional preferred shares will be used as part of a takeover defense.

403. Issuance  of  Additional  Debt:  PEA will  generally  vote  for  management
     proposals  to  issue   additional   debt   provided   that  the   company's
     debt-to-equity ratio is between zero and one hundred percent.

     PEA  will   evaluate   proposals   on  a   case-by-case   basis  where  the
     debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

--------------------------------------------------------------------------------
CAPITAL STRUCTURE (CONTINUED)

404. Reduction of Shares: PEA will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

     PEA will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405. Share Repurchase Programs: PEA will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406. Preemptive Rights: PEA will generally vote for management proposals to eliminate preemptive rights.

407. Adjustments to Par Value of Common Stock: PEA will generally vote for management proposals to reduce the par value of common stock.

408. Debt Restructurings: PEA will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. PEA will generally consider the following criteria:

     a.   Reasonableness of the dilution;

     b. The impact that the restructuring and determining if it will be beneficial to existing shareholders;

     c.   The threat of bankruptcy.


CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

501. Mergers  and  Acquisitions:   PEA  will  evaluate  merger  and  acquisition
     management proposals on a case-by-case basis. PEA will generally consider the following factors:

     a.   Anticipated financial and operating benefits;

     b.   Offer price (cost vs. premium);

     c.   Prospects of the combined companies;

     d.   How the deal was negotiated:

     e. Changes in corporate governance and their impact on shareholder rights;

     f.   Corporate restructuring;

     g.   Spin-offs;

     h.   Asset sales;

     i.   Liquidations;

     j.   Rights of appraisal.

--------------------------------------------------------------------------------
CORPORATE TRANSACTIONS (CONTINUED)

502. Asset Sales: PEA will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503. Changing Corporate Name: PEA will generally vote for management proposals regarding corporate name changes.

504. Corporate   Restructurings:   PEA  will  evaluate  corporate  restructuring
     management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505. Liquidations: PEA will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506. Spin-Offs: PEA will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

-------------------------------------------------------------------------------

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

601. Greenmail: PEA will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. PEA will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602. Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

     PEA will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

     a.   Best interest of the existing shareholders;

     b.   The current salaries of the target companies' officers;

     c.   Repurchase price for the shares by the target company;

     d.   Amount of cash invested in target company;

     e.   Percentage of ownership by target company management;

     f.   Perks for target company senior management;

     g.   Attitude toward tax deferral benefiting target company management;

     h.   Target company's employee expenses.

-------------------------------------------------------------------------------
ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)

     PEA will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603. Supermajority Shareholder Vote Requirements: PEA will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604. Classified Boards: PEA will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605. Fair Price Provisions: PEA will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606. Unequal Voting Rights: PEA will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607. Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, PEA will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

OTHER
-------------------------------------------------------------------------------

901. Annual Meetings: PEA will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

902. Confidential Voting, Independent Tabulations and Inspections: PEA will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. PEA will generally vote against management proposals to repeal such provisions.

903. Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. PEA will evaluate proposals to opt out of such provisions on a case-by-case basis.

-------------------------------------------------------------------------------
OTHER (CONTINUED)

904. Mutual Fund Issues: PEA will evaluate the following mutual fund issues on a case-by-case basis:

     a.   Approve the merger of the funds;

     b.   Approve investment advisory agreement;

     c.   Change in fundamental investment policy;

     d.   Approve/amend sub-advisory agreement;

     e.   Approve conversion from closed-end to open-end fund.

905. Share-Blocking: PEA will generally not vote proxies in countries where there is "share-blocking."

906. Shares Out on Loan:  Proxies are not  available to be voted when shares are
     out  on  loan  through  client  securities   lending  programs  with  their
     custodians.

-------------------------------------------------------------------------------
GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

PEA will generally vote on shareholder proposals as follows:


AUDITOR RELATED

SP-101. Ratification of Auditors: PEA will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102. Independence of Auditors: PEA will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103. Audit Firm Rotation: PEA will generally vote against shareholder proposals asking for audit firm rotation.


BOARD OF DIRECTORS
-------------------------------------------------------------------------------

SP-201. Minimum Director Stock Ownership: PEA will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202. Board Independence: PEA will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203. Age Limits: PEA will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204. Cumulative Voting: PEA will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-205. Director Duties and Stakeholder Laws: PEA will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

SP-206. Director Attendance at Annual Meetings: PEA will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207. Key Committee Composition: PEA will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

-------------------------------------------------------------------------------
BOARD OF DIRECTORS (CONTINUED)

SP-208. Limit Director Tenure: PEA will generally vote against shareholder proposals to limit the tenure of outside directors.


COMPENSATION RELATED
--------------------------------------------------------------------------------

SP-301. Holding Periods: PEA will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302. Future Stock Option Awards: PEA will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303. Accounting Treatment of Stock Option Awards: PEA will generally vote for shareholder proposals requesting that stock options be expensed.

SP-304. Golden Parachutes: PEA will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305. Limits on Executive and Director Compensation: PEA will generally vote against shareholder proposals to limit executive and director compensation.

SP-306. Requests for Additional Disclosure of Executive Compensation: PEA will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

SP-307.  Reports  on  Executive  Retirement  Benefits  (deferred   compensation,
         split-dollar life insurance, SERPs, and pension benefits): PEA will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.


CAPITAL STRUCTURE
-------------------------------------------------------------------------------

SP-401. Preemptive Rights: PEA will generally vote against shareholder proposals that seek preemptive rights.

SP-402. Authorization of Blank Check Preferred Stock: PEA will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

-------------------------------------------------------------------------------
CORPORATE TRANSACTIONS

SP-501. Rights of Appraisal: PEA will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.


ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

SP-601. Greenmail: PEA will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602. Poison Pills: PEA will generally vote for shareholder proposals to require shareholder ratification of poison pills. PEA will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603. Supermajority Shareholder Vote Requirements: PEA will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604. Classified Boards: PEA will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605. Fair Price Provisions: PEA will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606. Equal Access: PEA will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.  Reincorporation/Exemption  from Takeover Laws: On a case-by-case basis,
     PEA will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.


PROXY CONTEST DEFENSES
-------------------------------------------------------------------------------

SP-701. Shareholders' Right to Call Special Meetings: PEA will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702. Shareholder Action by Written Consent: PEA will generally vote against shareholder proposals to permit shareholders to take action by written consent.



PROXY CONTEST DEFENSES (CONTINUED)
-------------------------------------------------------------------------------

SP-703. Shareholders'  Ability to Remove or Elect Directors:  PEA will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. PEA will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.


SOCIAL AND ENVIRONMENTAL ISSUES
-------------------------------------------------------------------------------

SP-801. Environmental Issues / CERES Principles: PEA will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802. Northern Ireland (MacBride Principles): PEA will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803. South Africa (Statement of Principles): PEA will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804. Other Political/Social/Special Interest Issues: PEA will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.


OTHER
--------------------------------------------------------------------------------

SP-901. Annual Meetings: PEA will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902. Confidential Voting, Independent Tabulations and Inspections: PEA will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. PEA will vote against shareholder proposals to repeal such provisions.

SP-903. Abstention Votes: PEA will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

-------------------------------------------------------------------------------
OTHER (CONTINUED)

SP-904.  Existing  Dual  Class  Companies:   PEA  will  generally  vote  against
     shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905. Special Reports/Additional Disclosure: PEA will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906. Lack of Information: PEA generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.  Shareholder  Advisory  Committee:   PEA  will  generally  vote  against
     shareholder proposals to establish shareholder advisory committees.

                                                            May 6, 2003


                         Putnam Investments

                     Proxy Voting Procedures


Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under `wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

     1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

     2    considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

     1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

     2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

     3. manages the process of referring issues to portfolio managers for voting instructions.

     4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

     5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

     6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

     7.   prepares and distributes reports required by Putnam clients.


Proxy Voting Guidelines

     Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

     Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

     1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

     2.   For clients with plan assets  subject to ERISA,  under rules of the U.
          S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

     Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and
     (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

     The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

     A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

     1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

     2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

     3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

     4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

     5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

     The Legal and Compliance Department will retain copies of the following books and records:

     1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

     2. A copy of each proxy statement received with respect to securities in client accounts;

     3.   Records of each vote cast for each client;

     4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

     5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

     All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                Exhibit A to Proxy Procedures

                     Putnam Investments Proxy Voting Guidelines

     The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

     The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I.  Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

         A.  Matters Relating to the Board of Directors

     The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     >    Putnam will withhold votes for the entire board of directors if


     o    The board does not have a majority of independent directors; or

     o The board does not have nominating, audit and compensation committees composed solely of independent directors.

     For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

     >   Putnam  will  withhold  votes  for any  nominee  for  director  who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     > Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

     >   Putnam will vote on a  case-by-case  basis in  contested  elections of directors.

     >   Putnam will  withhold  votes for any nominee for  director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

     Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

     >   Putnam will  withhold  votes for any nominee for  director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

     Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

     >   Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.


         B.  Executive Compensation

     Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

     > Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

     > Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     > Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

     > Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

     Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

         C.  Capitalization

     Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization.

     > Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

     > Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

     >    Putnam will vote for proposals authorizing share repurchase programs.


     D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

     Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

     > Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

         E.  Anti-Takeover Measures

     Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     > Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

     > Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.


         F.  Other Business Matters

     Putnam will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     > Putnam will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     > Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.


II.  Shareholder Proposals

     Putnam will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     > Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     > Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

     > Putnam will vote for shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.

III.  Voting Shares of Non US Issuers

     Putnam  recognizes  that  the  laws  governing  non US  issuers  will  vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

     > Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

     > Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     > Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     > Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

     Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

     (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

     (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

     (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

     Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

                                             Exhibit B to Proxy Procedures

Proxy Vote Referral Request:  Company XYZ, Vote Due X/X/XX


                  Proxy Voting Referral Request Form

From:  Victoria Card       ext.  1-1168

     Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

Vote Recommendation Due Date:

Company Name:  XYZ Inc.

     o    Please  indicate  FOR,   AGAINST  or  ABSTAIN  for  each  agenda  item
          referenced below.

     o Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"


Referral items:                         Putnam Rec.*              ISS
---------------                         ------------------------------
Rec.

1.  [Description of item]
Rationale:  ___________



* Assuming Board meets Putnam Independence Standards for the Board of Directors


Please see attached ISS analysis for information on the proposals.

                                              Exhibit C to Proxy Procedures


                               PUTNAM INVESTMENTS
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM


1.   Company name:____________________________________________

2.   Date of Meeting: ___________________________________________

3.   Referral Item(s): ____________________________________________

4. Description of Putnam's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:________________________________



5. Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

      --------------------------------------------------------------------


      --------------------------------------------------------------------


     CERTIFICATION

     The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

     -------------------------------
     Name:  Victoria R. Card
     Title:  Assistant Vice President, Proxy Voting Project Manager

                       THIRD AVENUE MANAGEMENT LLC ("TAM")

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

GENERAL

     This summary describes TAM's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

     In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

     TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

Abstention From Voting

     TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

     TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser1 and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility.

Sole Voting Responsibility

     The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

Shared Voting Responsibility

     TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

     Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

     TAM shall maintain required records relating to votes cast, client requests
     for   information  and  TAM's  proxy  voting  policies  and  procedures  in accordance with applicable law.


--------

     1 Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

       T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE INTERNATIONAL, INC

                      PROXY VOTING POLICIES AND PROCEDURES



RESPONSIBILITY TO VOTE PROXIES

     T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

     T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

     Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     Consideration Given Management Recommendations.  One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

     Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

     Investment Support Group. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

     Proxy Administrator. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

     In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

     T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

     ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

     Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

     Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

     Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

o Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.


o Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis,
     T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

o Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

o        Corporate environmental practices;
o        Board diversity;
o        Employment practices and employment opportunity;
o        Military, nuclear power and related energy issues;
o        Tobacco, alcohol, infant formula  and safety in advertising practices;
o        Economic conversion and diversification;
o        International labor practices and operating policies;
o         Genetically-modified foods;
o         Animal rights; and
o         Political contributions/activities and charitable contributions.

          Global  Portfolio  Companies  - ISS  applies a  two-tier  approach  to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

          Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

          Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

          Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

          Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

          Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

          Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

          On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

          Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.



Monitoring and Resolving Conflicts of Interest

          The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

          Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION

          Vote Summary  Reports will be generated  for each client that requests
     T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

          T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        TURNER INVESTMENT PARTNERS, INC.

                     Proxy Voting Guidelines and Procedures
                                     Summary



     Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner will not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.

     Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction. Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review. The Turner Proxy committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders.

     In order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue.

                                 MET INVESTORS
                                 SERIES TRUST


                     Met/AIM Mid Cap Core Equity Portfolio
                      Met/AIM Small Cap Growth Portfolio
                    Harris Oakmark International Portfolio
     (Formerly State Street Research Concentrated International Portfolio)
                       Janus Aggressive Growth Portfolio
                      J.P. Morgan Quality Bond Portfolio
                      J.P. Morgan Select Equity Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MFS Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                          PIMCO Innovation Portfolio
                         PIMCO Money Market Portfolio
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
               (Formerly J.P. Morgan Small Cap Stock Portfolio)
                         Met/Putnam Research Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                    (Formerly MFS Mid Cap Growth Portfolio)

                                 ANNUAL REPORT

                               DECEMBER 31, 2003

--------------------------------------------------------------------------------

February 2, 2004

Letter to Policyholders:

The stock market returned to positive performance in 2003 after three years of disappointing results. The S&P 500 Index rose 28.7% while small cap stocks, as measured by the Russell 2000 Index, rose 47.3%. International markets were also strong with the MSCI EAFE Index rising 39.2% for the year. Bonds continued to perform, albeit at a slower rate than recent years, with the Lehman Aggregate Bond Index up 4.1%.

With a recovery seemingly underway, the investment management industry was overshadowed by scandal. Our Board of Trustees has always consisted of at least 75% independent trustees. In addition, Met Investors Advisory and the MetLife insurance companies have strict controls in place to monitor for and detect abuses that may affect your investment. At Met Investors Series Trust we are committed to investing for the long-term.

On the following pages you will find a complete discussion of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and we will continue to focus our efforts to meet your investment needs.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio               For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. Gross Domestic Product (GDP) growth in the first quarter was a paltry 2.0%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half included immediate taxable income rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management's Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Federal Reserve continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the Dow Jones Industrial Average/1/ was up 28.27%, the NASDAQ Composite Index/2/ was up 50.01%, and the S&P 500 Index/3/ was up 28.67%. Small cap stocks outperformed large caps, and small cap growth outperformed small cap value.

Portfolio Overview
In 2003, the Met/AIM Mid Cap Core Equity Portfolio Class B shares posted a return of 26.03%, significantly underperforming its benchmark, the Russell Mid Cap Index/4/, which posted a return of 40.06%. Portfolio managers held overweight positions in the industrials, information technology, and energy sectors, and underweight positions in the consumer discretionary, financials and health care sectors, relative to the Russell Mid Cap Index. Throughout the year, portfolio managers took steps to increase exposure to the energy sector, and to reduce exposure to the consumer staples sector.

Stock selection and an underweight position in the financials sector was the largest detractor from performance, relative to the Russell Mid Cap. A relative under weight in the consumer discretionary sector and the Portfolio's cash position also detracted from performance in 2003.

Stock selection and an overweight position in the industrials sector was the largest positive contributor to the Portfolio's relative performance. Within the sector, machinery stocks performed especially well. An overweight position in the materials sector also benefited the Portfolio, particularly chemical stocks.

In broad rallies that the markets have experienced in the past few months, the Portfolio is likely to underperform. Due to the more conservative nature of the Portfolio, it will not be the first out of the gate when the markets have a dramatic move of this kind. Since the financial markets have risen so dramatically this year, portfolio managers are becoming more guarded about equity valuations. Managers continue to look for new opportunities that are attractively priced, and they will reevaluate positions that have moved significantly in the past few months, as these stocks may be nearing their price targets.

Outlook
By the end of 2003, the economy had improved markedly, and as we look to 2004, it remains to be seen whether headlines of new corporate scandals, heightened terror alerts, and renewed fears of SARS and Mad Cow disease will impact last years gains. Both the equity markets and the economy, however, are in a better position now compared to a year ago, which should bode well for growth in 2004.

Paul J. Rasplicka
Ronald S. Sloan
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Computer Associates International, Inc.    2.70%
              ---------------------------------------------------
              International Flavors & Fragrances, Inc.   2.51%
              ---------------------------------------------------
              Brunswick Corp.                            2.49%
              ---------------------------------------------------
              Dover Corp.                                2.36%
              ---------------------------------------------------
              Campbell Soup Co.                          2.16%
              ---------------------------------------------------
              Ceridian Corp.                             2.13%
              ---------------------------------------------------
              Apogent Technologies, Inc.                 1.98%
              ---------------------------------------------------
              Waters Corp.                               1.92%
              ---------------------------------------------------
              IMS Health, Inc.                           1.84%
              ---------------------------------------------------
              Wisconsin Energy Corp.                     1.80%
              ---------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Non-Cyclical           29.2%
Industrial             17.1%
Cyclical               13.4%
Energy                  8.8%
Technology              6.5%
Financial               6.0%
Diversified             5.8%
Basic Materials         5.5%
Utilities               5.2%
Communications          2.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio               For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


Met/AIM Mid Cap Core Equity Portfolio, managed by AIM Capital Management, Inc.,
                          vs. Russell Midcap Index/4/
                           Growth Based on $10,000+

                                    [CHART]

                                         Met/AIM Mid Cap
              Russell Midcap Index    Core Equity Portfolio
              --------------------    ---------------------
10/9/2001         $10,000                    $10,000
12/31/2001         11,463                     11,026
3/31/2002          11,950                     11,606
6/30/2002          10,809                     10,826
9/30/2002           8,903                      9,275
12/31/2002          9,608                      9,843
3/31/2003           9,381                      9,402
6/30/2003          11,094                     10,874
9/30/2003          11,807                     11,314
12/31/2003         13,457                     12,406




    ------------------------------------------------------------
                                Average Annual Return/5/
                                (for the period ended 12/31/03)
    ------------------------------------------------------------
                                1 Year     Since Inception/6/
    ------------------------------------------------------------
    Met/AIM Mid Cap Core Equity
    Equity Portfolio--Class A   26.42%           6.51%
--  Class B                     26.03%          10.15%
    Class E                     26.35%           4.04%
    ------------------------------------------------------------
- - Russell Midcap Index/4/     40.06%          14.22%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.3 billion; the median market capitalization was approximately $2.5 billion. The Index had a market capitalization range of approximately $9.8 billion to $1.2 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                  For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. Gross Domestic Product (GDP) growth in the first quarter was a paltry 2.0%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half included immediate taxable income rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management's Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Federal Reserve continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the Dow Jones Industrial Average/1/ was up 28.27%, the NASDAQ Composite Index/2/ was up 50.01%, and the S&P 500 Index/3/ was up 28.67%. Small cap stocks outperformed large caps, and small cap growth outperformed small cap value.

Portfolio Overview
Since January 1, 2003, the Met/AIM Small Cap Growth Portfolio Class B shares posted a return of 38.86%, under performing its benchmark, the Russell 2000 Index/4/, which posted a return of 47.25%. Portfolio managers concentrated the Portfolio in the consumer discretionary, health care, and information technology sectors. During the year, managers reduced exposure to the materials and industrials sectors, but added a number of new names to the Portfolio, most of which were information technology stocks.

While the Portfolio's overall return was very strong for the year, a lack of exposure to more volatile, lower quality stocks detracted from performance when compared to the benchmark index. The Portfolio's relative underperformance was largely due to limited exposure to the financials sector. Although the financials sector detracted from performance on a relative basis, this sector had a positive impact on the Portfolio's overall return. An overweight position in the information technology sector was the largest positive contributor to the Portfolio's relative performance. Companies in the consumer discretionary sector, particularly specialty retail stocks, also positively contributed to performance on an absolute basis, and relative to the Russell 2000 Index. Underweight positions in the materials and industrials sectors, relative to the Russell 2000 Index negatively affected the Portfolio's performance.

During much of 2003, low quality stocks led the market, and companies with negative earnings revisions and poor profitability have been the best performers. Portfolio managers, however, are encouraged, as they believe this period is coming to an end. Once again, investors are beginning to reward high quality companies with positive revisions and sustainable growth characteristics. Fund managers are hopeful that the strong economic and financial data of the fourth quarter will continue to gain momentum in the New Year.

Outlook
By the end of 2003, the economy had improved markedly, and as we look to 2004, it remains to be seen whether headlines of new corporate scandals, heightened terror alerts, and renewed fears of SARS and Mad Cow disease will impact last years gains. Both the equity markets and the economy, however, are in a better position now compared to a year ago, which should bode well for growth in 2004.

Ryan E. Crane
Robert M. Kippes
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Red Hat, Inc.                     0.90%
                   ------------------------------------------
                   Trimble Navigation, Ltd.          0.73%
                   ------------------------------------------
                   Applied Films Corp.               0.73%
                   ------------------------------------------
                   Urban Outfitters, Inc.            0.65%
                   ------------------------------------------
                   Getty Images, Inc.                0.65%
                   ------------------------------------------
                   CoStar Group, Inc.                0.63%
                   ------------------------------------------
                   Varian, Inc.                      0.62%
                   ------------------------------------------
                   Cal Dive International, Inc.      0.61%
                   ------------------------------------------
                   Corporate Executive Board Co.     0.61%
                   ------------------------------------------
                   P.F. Chang's China Bistro, Inc.   0.60%
                   ------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

      [CHART]


Non-Cyclical         32.1%
Technology           17.6%
Industrial           14.8%
Cyclical             13.9%
Communications        7.0%
Financials            6.9%
Energy                6.8%
Basic Materials       0.6%
Diversified           0.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                  For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                Met/AIM Small Cap Growth Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell 2000 Index/4/
                           Growth Based on $10,000+

                                    [CHART]


                   Russell              Met/AIM Small
                 2000 Index/4/      Cap Growth Portfolio
                --------------      --------------------
10/09/2001          $10,000                $10,000
12/31/2001           11,891                 11,890
03/31/2002           12,365                 11,540
06/30/2002           11,333                 10,040
09/30/2002            8,908                  8,190
12/31/2002            9,456                  8,620
03/31/2003            9,031                  8,290
06/30/2003           11,146                 10,010
09/30/2003           12,158                 10,749
12/31/2003           13,923                 11,969



    ---------------------------------------------------------
                             Average Annual Return/5/
                             (for the period ended 12/31/03)
    ---------------------------------------------------------
                             1 Year     Since Inception/6/
    ---------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A       39.08%           0.76%
--        Class B            38.86%           8.40%
          Class E            39.00%           2.31%
    ---------------------------------------------------------
- - Russell 2000 Index/4/    47.25%          15.98%
    ---------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio              For the year ended 12/31/03
(Formerly State Street Research Concentrated International Portfolio)
Managed by Harris Associates L.P.

Letter to Policyholders

--------------------------------------------------------------------------------

Market & Economic Review
The year ended very differently than it started. Recall the thoughts occupying investors in early 2003: the continuation of the equity bear market, the raging bull market in bonds ("why be in stocks?!"), fears of war, fears of deflation, etc. Though investor emotion was encouraging equity market avoidance ("sell!"), fundamentals suggested the opposite: prices and valuations were attractive. Inflation was/is low, interest rates were/are low, conventional valuations like price to cash flow and dividend yield were/are (still) attractive. These two situations were not unrelated: equity market attractiveness was a manifestation of the fears listed above.

Recently, we have been getting a lot of calls and letters asking why none of the Harris International strategies have any direct stock investments in Chinese companies. It seems people are assuming because China is rapidly growing and is extremely vibrant economically, the stocks should be "buys".

The truth is, at this point in time, we cannot find any Chinese stocks that meet our strict value criteria. Most importantly, we are not yet satisfied by corporate governance structures. Companies in China are at least partially owned by the state and in nearly all cases, controlled by the state. This creates a giant conflict: what is good for the government may not be good for the other owners, especially foreign minority owners. Additionally, companies are primarily viewed as political instruments. The corporation is viewed as a handy tool to accomplish various goals, and building shareholder value may not be the top priority. Further, besides the presence of corporate governance conflicts, prices of the larger, more liquid Chinese companies (listed in Hong
Kong) do not look attractive; the current trendiness has really pushed valuations upward. So, when you consider price and quality, which is how we define value, we have yet to find opportunity in China.

Portfolio Performance Review
During the year ending December 31, 2003, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index/1/ returned 39.2%. During this same period, your Portfolio performed slightly under the index with a 35.4% return. The greatest contributors to performance relative to the benchmark were stock selection in Italy and Sweden, and an overweight position in Sweden. The greatest detractors from performance relative to the benchmark were an overweight position in South Korea and stock selection in Germany. Though the recovery in your Portfolio's value has been widespread, the star performers for the year were Swedish telecom Telefonaktiebolaget LM Ericsson, Italian bank Sanpaolo IMI SpA, and Japanese financial services provider Daiwa Securities Group, Inc. Ericsson's continued cost-cutting, the installation of a new CEO, and better than expected cash generation have bolstered the market's confidence in Ericsson's goal to return to profitability (pre-restructuring charges) in 2003. Both Sanpaolo IMI SpA, and Daiwa Securities Group, Inc. are highly levered to equity markets, which saw significant recovery beginning in the second quarter.

During the year, we noted a great deal of worry surrounding pharmaceutical companies. The news is filled with talk of regulatory threats, patent expiries, generic competition, meager pipelines, etc. The stock prices of these companies collapsed while in many cases business value per share has increased. While we think there is some validity to a few of the market concerns, we believe pharmaceutical companies remain terrific economic enterprises, with high returns on capital, high barriers to entry, tremendous free cash flow, and above average long-term secular growth. We took advantage of this market weakness, significantly increasing many of our favorite pharmaceutical positions including GlaxoSmithKline Plc (UK), Aventis S.A (France), and Takeda Chemical Industries, Ltd. (Japan).

Outlook
During the past year, the world stock markets advanced significantly and disciplined, long termed investors won. The lesson: Don't let short-term fears cloud your vision to long-term prospects. We thank you for your continued support and confidence, and we look forward to 2004.

David G. Herro
Michael J. Welsh
Portfolio Managers
Harris Associates L.P.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Aventis S.A.                        3.73%
                  -------------------------------------------
                  Diageo Plc                          3.63%
                  -------------------------------------------
                  GlaxoSmithKline Plc                 3.23%
                  -------------------------------------------
                  Nestle S.A.                         3.21%
                  -------------------------------------------
                  Euronext N.V.                       3.11%
                  -------------------------------------------
                  Vivendi Universal S.A.              3.08%
                  -------------------------------------------
                  Akzo Nobel N.V.                     3.03%
                  -------------------------------------------
                  Cadbury Schweppes Plc               2.95%
                  -------------------------------------------
                  Neopost S.A.                        2.84%
                  -------------------------------------------
                  Takeda Chemical Industries, Ltd.    2.78%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/03

                                    [CHART]

United Kingdom        20.7%
France                17.6%
Switzerland           13.9%
Others                12.7%
Germany                7.7%
Japan                  7.7%
Netherlands            6.5%
South Korea            4.6%
Italy                  4.4%
Mexico                 4.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio              For the year ended 12/31/03
(Formerly State Street Research Concentrated International Portfolio)
Managed by Harris Associates L.P.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

              Harris Oakmark International Portfolio, managed by
                Harris Associates L.P., vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    MSCI EAFE           Harris Oakmark
                    Index/2/       International Portfolio
                   ----------      -----------------------
10/09/2001          $10,000                $10,000
12/31/2001           10,391                 10,969
03/31/2002           10,450                 10,787
06/30/2002           10,249                 10,473
09/30/2002            8,231                  8,713
12/31/2002            8,765                  8,984
03/31/2003            8,052                  7,890
06/30/2003            9,627                  9,855
09/30/2003           10,415                 10,534
12/31/2003           12,196                 12,124



    -------------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the period ended 12/31/03)
    -------------------------------------------------------------
                                 1 Year     Since Inception/3/
    -------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           35.36%           5.59%
--   Class B                     34.96%           9.03%
     Class E                     35.14%           6.79%
    -------------------------------------------------------------
- - MSCI EAFE Index/1/           39.16%           9.30%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/03
Managed by Janus Capital Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Performance Overview

For the 12 months ended December 31, 2003, the Portfolio advanced 30.91%, while its benchmark, the S&P 500 Index/1/, gained 28.69%.

Market Overview

For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27%, and the broad-based Standard & Poor's 500 Index climbed 28.69%. Not to be outdone, the technology-dominated NASDAQ Composite Index/2/ surged 50.93% for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

Manager's Overview

Q. How did you manage the Portfolio in this environment?
In short, we maintained an investment strategy that had exposure to steady-growth stocks which can perform regardless of the economic climate, while increasing investments in cyclical stocks whose results are tied more closely to the economy and, therefore, have room to grow.

Q. Which individual holdings had the greatest positive impact on performance? The Portfolio benefited greatly from a resurgence in Internet services provider Yahoo!, Inc.'s share price, as well as from the appreciation of our holding in networking giant Cisco Systems, Inc. Semiconductor chip developers Maxim Integrated Products, Inc., which supplies markets ranging from automakers to high-tech consumer goods manufacturers, and Texas Instruments, Inc., which focuses on the cellular phone and computer industries, also aided performance, as did leading chip equipment maker Applied Materials, Inc.

Q. Which individual holdings had the greatest negative impact on performance? The Portfolio's largest detractor was General Dynamics, a leading defense contractor and builder of Gulfstream jets. Information infrastructure provider Softbank Corp. also weighed on the Portfolio's performance, as did packaging and consumer products manufacturer Pactiv Corp. Other disappointments included optical equipment producer Corning, and network solutions provider Ciena Corp.

Q. Which sectors had the greatest impact on the Portfolio's performance?
While considering sector contributions, it's important to remember that our extensive research efforts focus on individual companies, not broader industries. Understanding this, sector analysis shows that our holdings in the information technology and consumer discretionary areas, which exceeded the S&P 500 Index weightings, accounted for a large percentage of the Portfolio's gains. And while every sector posted positive returns during the period, minimal gains from the materials and utilities areas made them our weakest-performing sectors.

Q. How will you manage the Portfolio in the months ahead?
We will continue to focus on companies with quality earnings and healthy operating margins that are benefiting from the stronger economy, while seeking opportunities in more consistent growth investments that may be underperforming due to investor rotations.

In light of the recent events surrounding the mutual fund industry, I would like to take a moment to reassure you of my deep commitment to serving your interests. I consider these interests to be of the highest priority when making decisions for the Portfolio, and want you to know that I take my fiduciary responsibility extremely seriously. I also want you to know that I write this not only as your portfolio manager, but as an investor with a sizeable financial interest in Janus' offerings.

Claire Young
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Cisco Systems, Inc.                  3.40%
                 ---------------------------------------------
                 Maxim Integrated Products, Inc.      3.28%
                 ---------------------------------------------
                 Time Warner, Inc.                    2.76%
                 ---------------------------------------------
                 Yahoo!, Inc.                         2.58%
                 ---------------------------------------------
                 Texas Instruments, Inc.              2.37%
                 ---------------------------------------------
                 Applied Materials, Inc.              2.19%
                 ---------------------------------------------
                 Citigroup, Inc.                      1.82%
                 ---------------------------------------------
                 Clear Channel Communications, Inc.   1.74%
                 ---------------------------------------------
                 Total Fina Elf S.A. (ADR)            1.72%
                 ---------------------------------------------
                 Amgen, Inc.                          1.72%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                     [CHART]


Technology                          23.5%
Non-Cyclical                        22.3%
Cyclical                            13.2%
Industrials                          8.9%
Financials                           9.1%
Communications                      17.0%
Energy                               3.7%
Diversified                          2.3%



--------------------------------------------------------------------------------
                                      7

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/03
Managed by Janus Capital Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio, managed by
              Janus Capital Management LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

               [CHART]


         Janus Aggressive
         Growth Portfolio          S&P 500 Index/3/
         ----------------          ----------------
 2/01       $10,000                     $10,000
 3/01         7,970                       8,512
 6/01         8,300                       9,010
 9/01         6,220                       7,687
12/01         7,400                       8,509
 3/02         7,430                       8,533
 6/02         6,260                       7,389
 9/02         5,250                       6,113
12/02         5,341                       6,628
 3/03         5,351                       6,420
 6/03         6,041                       7,408
 9/03         6,251                       7,605
12/02         6,991                       8,531




    ----------------------------------------------------------
                              Average Annual Return/3/
                              (for the period ended 12/31/03)
    ----------------------------------------------------------
                              1 Year     Since Inception/4/
    ----------------------------------------------------------
    Janus Aggressive
--  Growth Portfolio--Class A 30.91%           -2.77%
    Class B                   30.90%          -11.67%
    Class E                       --           23.72%
    ----------------------------------------------------------
- - S&P 500 Index/1/          28.69%           -5.30%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/2003. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How Did the Portfolio Perform?

The Portfolio which seeks to provide high total return consistent with moderate risk of capital and to maintain liquidity, Class A shares returned 4.01% for the one-year period ended December 31, 2003. This compares to the 4.20% return of its benchmark index, the Citigroup Broad Investment Grade Bond Index./1/

How Was the Portfolio Managed?

Early in 2003, the war in Iraq, the SARS outbreak, and weakness in the labor market and the economy dominated the market's attention. By spring, investor sentiment was buoyed by improving corporate earnings, the passage of a tax package and a brighter economic outlook. However, because of the persistently weak labor market and excess capacity, worries of deflation remained. Interest rates fell to levels not seen in generations, supporting an extraordinary mortgage-refinancing wave and sustaining economic improvement. In June, the Federal Reserve Board cut the Federal Funds Rate to 1%, its lowest level since 1958. Alan Greenspan's optimistic tone, combined with an uptick in economic data, sparked an enormous bond market sell-off in mid-June and July. Rising interest rates shocked the mortgage market in July; it fully recovered by year-end. During the second half of 2003, economic growth strengthened markedly. In fact, third-quarter GDP (Gross Domestic Product) growth was 8.2%. Strong profits supported the corporate sector's increase in capital spending and hiring. Yet, with ongoing excess capacity and comparatively high unemployment, consumer price inflation continued to decelerate. The Fed indicated in December that it would keep its monetary policy on hold until economic conditions warrant a change. Treasury yields ended 2003 modestly higher. Credit spreads narrowed throughout the year in response to the improving economy.

We generally maintained a long duration position, focusing on the shortest part of the yield curve, to benefit from accommodative Fed policy. For much of the period, we overweighted prepayment-sensitive mortgages because of compelling yields, while actively managing coupon selection and focusing on current coupon mortgages (i.e., 5.5%). We concentrated on bottom-up security selection in investment-grade corporate bonds, maintaining a modest overweight. As economic conditions improved, we favored lower quality, BBB-rated corporate credits. We overweighted asset-backed and commercial mortgage-backed securities as spreads grew tighter for higher quality securities. Early in 2003, we held a hedged non-dollar international position to benefit from our expectation that European growth would lag the United States. As investors sought greater returns in high-yield and emerging markets debt, we maintained modest positions in these markets.

Why Did the Portfolio Underperform Its Benchmark?

Our duration positioning was a modest negative for performance. Although our investment-grade corporate holdings benefited from strong investor demand, our low-risk exposure did not benefit fully from the strong performance in the sector. The Portfolio's overweight to prepayment-sensitive mortgages hampered returns over the summer, but was a positive early in the year and in the fourth quarter. Detracting modestly was our international position and our overweight to commercial mortgage-backed securities. Our modest allocations to high-yield and emerging markets debt performed well throughout the year, as did our underweight to Treasury and agency debt.

Timothy H. Neumann
Mark Settles
Portfolio Managers
J.P. Morgan Investment Management Inc.

Top Ten Holdings by Market Value
As of 12/31/03

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.50%, TBA)                 15.28%
     ----------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.00%, TBA)                 10.27%
     ----------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.00%, TBA)                  8.99%
     ----------------------------------------------------------------------
     Government National Mortgage Assoc.                            3.83%
     ----------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (5.50%, TBA)                  2.93%
     ----------------------------------------------------------------------
     CS First Boston Mortgage Securities Corp. (7.29%, 09/15/41)    2.05%
     ----------------------------------------------------------------------
     U.S. Treasury Bond (5.375%, 02/15/31)                          1.65%
     ----------------------------------------------------------------------
     Wachovia Bank Commercial Mortgage Trust (4.98%, 11/15/34)      1.65%
     ----------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (6.25%, 07/15/32)             1.13%
     ----------------------------------------------------------------------
     Capital One Multi-Asset Execution Trust--Class A1              0.85%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

U.S. Agency Mortgage Backed                   43.7%
Corporate Bonds & Debt Securities             22.7%
Asset-Backed Securities                       10.7%
Collateralized Mortgage Obligations            9.5%
Foreign                                        6.9%
U.S. Treasury                                  6.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                  For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                  For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 J.P. Morgan Quality Bond Portfolio managed by
    J.P. Morgan Investment Management Inc. vs. Citigroup BIG Bond Index/1/
                           Growth Based on $10,000+


                                    [CHART]

                 Salomon Brothers Broad       J.P. Morgan Quality
            Investment Grade Bond Index/1/      Bond Portfolio
            ------------------------------    -------------------
  5/1/1996             $10,000                     $10,000
06/30/1996              10,122                      10,096
09/30/1996              10,311                      10,270
12/31/1996              10,623                      10,567
03/31/1997              10,567                      10,504
06/30/1997              10,948                      10,862
09/30/1997              11,312                      11,208
12/31/1997              11,646                      11,524
03/31/1998              11,834                      11,724
06/30/1998              12,107                      12,001
09/30/1998              12,609                      12,500
12/31/1998              12,661                      12,489
03/31/1999              12,603                      12,409
06/30/1999              12,486                      12,228
09/30/1999              12,576                      12,296
12/31/1999              12,555                      12,296
03/31/2000              12,830                      12,561
06/30/2000              13,049                      12,745
09/30/2000              13,447                      13,100
12/31/2000              14,011                      13,700
03/31/2001              14,443                      14,117
06/30/2001              14,517                      14,162
09/30/2001              15,202                      14,625
12/31/2001              15,205                      14,664
03/31/2002              15,215                      14,715
06/30/2002              15,751                      15,114
09/30/2002              16,475                      15,744
12/31/2002              16,739                      15,975
03/31/2003              16,973                      16,177
06/30/2003              17,408                      16,567
09/30/2003              17,378                      16,514
12/31/2003              17,441                      16,616




                            ---------------------------------------
                                   Average Annual Return/2/
                               (for the period ended 12/31/03)
                            ---------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
    J.P. Morgan Quality
--  Bond Portfolio--Class A  4.01%  6.64%  5.87%       6.84%
    Class B                  3.78%    --     --        5.90%
    ---------------------------------------------------------------
    Citigroup Broad
    Investment Grade Bond
- - Index/1/                 4.20%  7.57%  6.62%       7.53%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Citigroup Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                 For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

Market Review

Amid a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results, substantial government tax cuts and evidence of a strong recovery, 2003 turned out to be an extraordinarily strong year for equity returns. As much as anything, 2003 was a year of reversion to the mean in the markets after the extraordinary events that accompanied the rise and fall of the bubble. In particular, investors regained their appetite for risk, buoyed no doubt by better economic news and fewer corporate implosions. In particular, lower quality/higher beta investments enjoyed the best returns, while dividend-paying stocks and high-quality stable growers did not perform as well. Meanwhile, stock price volatility collapsed back toward long-term average levels after reaching extremes not seen since the 1930s.

Portfolio Review

2003 was also a strong year for the relative performance of the Portfolio. The climate of extreme risk aversion prevailing in mid-2002 created many attractive opportunities for those focused on long-term earnings power, and many of the strongest contributors to our 2003 performance were stocks that were heavily discounted for one reason or another during the prior year.

Stock selection was strongest in the capital markets and finance sectors, where your manager added substantial value against the benchmark. In particular, overweight positions in Countrywide Financial Corp. and Capital One Financial Corp. benefited returns. Countrywide Financial Corp. gained share in the mortgage market and also, as rates backed up, its servicing business strengthened, boosting earnings. Shares of Capital One Financial Corp., a credit card company, advanced following news of a management restructuring, along with its announcement of record quarterly earnings.

Despite the Portfolio's strong return for the year, some holdings did encounter difficulties in the period. Shares of Merck & Co., Inc. declined after the company announced a number of high-profile disappointments in its drug pipeline. The drug-maker also reported lower-than-expected third-quarter profit, and lowered 2003 and 2004 earnings guidance. Additionally, the relative performance of the Portfolio was held back by a preference for oil service names in the energy sector, which was not rewarded.

Outlook

The two trends that most impressed us last year--cyclical recovery and a reversion to the mean for volatility--appear to be well played out now. Stocks are not particularly cheap, trading at 18 times our analysts' aggregate estimate of normalized earnings. The real value of future cash flows (the DDR) is significantly less attractive than a year ago and well below longer-term average levels. Still, stocks look to be a better value than bonds, and profits will be strong near term. Growing corporate confidence is resulting in higher inventories, higher capital spending and eventually more jobs. The improving global demand picture and weak dollar are additional positives, and we would be very surprised if earnings are disappointing over the next couple of quarters. So, overall, we expect modestly positive market returns.

Thomas M. Luddy
James Russo
Jonathan N. Golub
Portfolio Managers
J.P. Morgan Investment Management Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Citigroup, Inc.             3.92%
                      ------------------------------------
                      General Electric Co.        3.02%
                      ------------------------------------
                      Tyco International, Ltd.    2.95%
                      ------------------------------------
                      Microsoft Corp.             2.81%
                      ------------------------------------
                      Pfizer, Inc.                2.63%
                      ------------------------------------
                      Cisco Systems, Inc.         2.32%
                      ------------------------------------
                      Guidant Corp.               2.28%
                      ------------------------------------
                      United Technologies Corp.   1.98%
                      ------------------------------------
                      Mattel, Inc.                1.97%
                      ------------------------------------
                      Viacom, Inc.--Class B       1.93%
                      ------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Non-Cyclical                       22.7%
Financial                          19.1%
Cyclical                           12.0%
Communications                     11.1%
Technology                         10.5%
Energy                              7.8%
Diversified                         7.2%
Industrial                          4.2%
Basic Materials                     3.1%
Utilities                           2.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                 For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by
         J.P. Morgan Investment Management Inc., vs. S&P 500 Index/1/
                           Growth based on $10,000+

                                    [CHART]

                                      J.P. Morgan Select
               S&P 500 Index/1/        Equity Portfolio
               ----------------       ------------------
  5/1/1996          $10,000                 $10,000
06/30/1996           10,297                   9,854
09/30/1996           10,615                  10,073
12/31/1996           11,499                  10,852
03/31/1997           11,808                  10,932
06/30/1997           13,869                  12,966
09/30/1997           14,908                  14,372
12/31/1997           15,336                  14,275
03/31/1998           17,475                  15,931
06/30/1998           18,052                  16,147
09/30/1998           16,256                  14,385
12/31/1998           19,718                  17,497
03/31/1999           20,700                  17,780
06/30/1999           22,160                  19,477
09/30/1999           20,777                  16,955
12/31/1999           23,868                  19,195
03/31/2000           24,415                  19,815
06/30/2000           23,768                  19,009
09/30/2000           23,540                  19,419
12/31/2000           21,699                  18,008
03/31/2001           19,125                  16,097
06/30/2001           20,244                  17,669
09/30/2001           17,272                  14,722
12/31/2001           19,119                  16,919
03/31/2002           19,172                  16,577
06/30/2002           16,603                  13,973
09/30/2002           13,734                  11,473
12/31/2002           14,893                  12,580
03/31/2003           14,424                  12,315
06/30/2003           16,646                  14,382
09/30/2003           17,087                  14,753
12/31/2003           19,168                  16,794




    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                 (for the period ended 12/31/03)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
    J.P. Morgan Select Equity
--  Portfolio--Class A        33.50% -2.30% -0.82%       6.99%
     Class B                  33.20%     --     --       1.89%
    -----------------------------------------------------------------
- - S&P 500 Index/1/          28.69% -4.05% -0.56%       8.86%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio             For the period ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Equity Market Review

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Bond Market Review

The year 2003 was quite favorable for the high yield market in a number of aspects. Because of low interest rates, refinancing activity was robust, leading to consistently high levels of new issuance throughout the year. Spreads tightened significantly from their recent peak, reached in September 2002, leading lower rated securities to outperform higher quality bonds in terms of total return. In addition, default rates declined steadily throughout the year, reflecting the widespread improvement in credit quality among high yield issues.

The high yield market was boosted by a combination of economic factors as well. The U.S. economy grew in terms of GDP throughout the first three quarters of 2003 (the latest data available). Businesses reportedly began to make capital investments once again. And the U.S. equities markets generally turned positive by the end of the year. These and other factors created an overall atmosphere that was beneficial for the high yield, convertible securities and high grade corporate markets.

Equity Component

The Portfolio's general lack of exposure to the information technology sector hurt relative returns for the time period. The S&P 500/Barra Value Index's/1/ sector holdings performed well, and as such, having generally no exposure proved detrimental. We continue to search for the combination of catalysts and attractive valuations we believe necessary for us to add to the sector. Additionally, stock selection in the financial sector detracted from the Portfolio's relative performance. Certain Portfolio holdings within the insurance industry posted negative returns as a result of announcing increased property damage claims and a potential business reorganization. Stock selection in the consumer staples sector also hurt relative performance.

The Portfolio's underweight position in the telecommunications services sector benefited relative returns, as the sector was the weakest performer for the S&P 500/ Barra Value Index over the time period. Stock selection in the industrials sector also aided relative performance. Certain Portfolio holdings within the capital goods industry posted solid returns as a result of being awarded new business contracts.

Bond Component

Throughout the period, as through the entire year, the pattern that was evident in all sectors of the high yield market was that lower-rated credits outperformed higher-rated credits. This pattern of returns in the market was reflected in the Portfolio, particularly among the high yield holdings where generally CCC rated issues were among the greatest contributors to total return and BB rated bonds were among the weakest.

Certain Portfolio holdings within the high yield bond segment, in the communications sector made contributions to total return. Among high yield issues, the only detractors from total return for the year were in the basic industries and consumer non-cyclical sectors. Within the Portfolio's convertible securities positions, a computer hardware issue was the greatest contributor to total return and a computer software issue was the greatest detractor from total return. In addition, an issue from an airline led the high grade bond segment of the Portfolio, while an issue from a building and construction company detracted from total return for the year.

Outlook

In the equities market, the Portfolio continues to focus on the securities that offer high relative value and that have an attractive yield component. This 'bottoms-up' methodology is currently focused on stocks traditionally seen as cyclical - chemicals, paper, retailers and manufacturing companies primarily in North American markets. We believe that the U.S. dollar will continue to weaken and that, combined with a strengthening domestic economy, this trend should benefit the Fund's holdings. In connection with the bond market, we believe the low level of inflation has been driving much of the action there lately. We believe that low inflation should continue through 2004. We also believe that the Federal Reserve (the Fed) may tighten interest rates early in the next year. But, given the low level of inflation generally reported, we believe the Fed would most likely take a gradual approach to raising interest rates. In our view, modest rate increases have historically been less likely to hinder an ongoing economic recovery. We believe bottom-up strategies will prove their mettle as issue selection and Portfolio construction take on even more prominence in driving performance.

Team managed

Note to investors: The Portfolio is managed by a team of investment managers and analysts. Edward von der Linde, Partner of Lord Abbett, and Christopher J. Towle, Partner of Lord Abbett, head the team, Messrs. von der Linde and Towle have been with Lord Abbett since 1985 and 1980, respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on S&P 500/Barra Value Index see next page. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      ChevronTexaco Corp.        2.60%
                      -----------------------------------
                      Bristol-Myers Squibb Co.   2.58%
                      -----------------------------------
                      Eastman Chemical Co.       2.56%
                      -----------------------------------
                      Ameren Corp.               2.51%
                      -----------------------------------
                      Dow Chemical Co.           2.50%
                      -----------------------------------
                      H.J. Heinz Co.             2.35%
                      -----------------------------------
                      Genuine Parts Co.          2.26%
                      -----------------------------------
                      SBC Communications, Inc.   2.15%
                      -----------------------------------
                      Tupperware Corp.           2.13%
                      -----------------------------------
                      NiSource, Inc.             2.08%
                      -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio             For the period ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett America's Value Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/2/
                            Growth Based on $10,000

                                    [CHART]



                S&P 500        Lord Abbett America's
                Index/1/         Value Portfolio
                --------       ---------------------
 5/01/2003      $10,000             $10,000
 6/30/2003       10,662              10,440
 9/30/2003       10,945              10,770
12/31/2003       12,278              12,104






--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Common Stock                            68.7%
Corporate Bonds & Debt Securities       19.9%
Convertible Bonds                        8.9%
Preferred Stock                          2.5%

    -----------------------------------------------------
                               Cumulative Return/3/ (for
                               the period ended 12/31/03)
    -----------------------------------------------------
                                  Since Inception/4/
    -----------------------------------------------------
    Lord Abbett America's
--  Value Portfolio                     21.05%
    -----------------------------------------------------
- - S&P 500 Index/2/                    22.76%
    -----------------------------------------------------

/1/ The S&P/BARRA Value Index is comprised of U.S. stocks representing a subset of the stocks making up the S&P 500 Index. The Index is constructed by dividing the stocks representing the S&P 500 Index into two categories: growth stocks and value stocks in accordance with the book-to-price ratio associated with each stock. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market, growth and value. The S&P/BARRA Value Index is comprised of firms having lower price-to-book ratios. Like the S&P 500 Index, the S&P/BARRA Value Index is capitalization-weighted - each stock is weighted in proportion to its market value.

/2/ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ "Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/ Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review
The year 2003 was quite favorable for the high yield market in a number of aspects. Because of low interest rates, refinancing activity was robust, leading to consistently high levels of new issuance throughout the year. Spreads tightened significantly from their recent peak, reached in September 2002, leading lower rated securities to outperform higher quality bonds in terms of total return. In addition, default rates declined steadily throughout the year, reflecting the widespread improvement in credit quality among high yield issues.

The high yield market was boosted by a combination of economic factors as well. The U.S. economy grew in terms of Gross Domestic Product (GDP) throughout the first three quarters of 2003 (the latest data available). Businesses reportedly began to make capital investments once again. And the U.S. equities markets generally turned positive by the end of the year. These and other factors created an overall atmosphere that was beneficial for the high yield, convertible securities and high grade corporate markets.

Portfolio Review
Throughout the year, the pattern that was evident in all sectors of the high yield market was that lower-rated credits outperformed higher-rated credits. Within the high yield market, "C" rated bonds outpaced "BB" and "B" rated credits. In the convertible securities market, the speculative grade issues beat investment grade issues as well. Even in the high grade portion of the market, the highest yielding investment grade companies led that sector's advance. This pattern of returns in the market was reflected in the Portfolio, particularly among the high yield holdings where generally CCC rated issues were among the greatest contributors to total return and BB rated bonds were among the weakest (although one CCC rated holding was the greatest detractor among high yield positions).

Within the high yield bond segment, certain Portfolio holdings in the telecommunications sector made significant contributions to total return. Detractors in the high yield segment in terms of total return for the year included holdings in the basic industry and non-cyclical services sectors. Within the Portfolio's convertible securities positions, an issue in the basic industry sector was the greatest contributor to total return while a consumer non-cyclical issue was the greatest detractor from total return for 2003. In addition, an issue from a financial company led the high grade bond segment of the Portfolio, while an issue from a utility was the leading high grade detractor from total return for the year.

Outlook
We believe that the Fed's monetary policy should be beneficial for the Portfolio. In our view, the low level of interest rates, a weak dollar and a reported widespread return to corporate profitability have been instrumental elements in rekindling the economy. We believe this atmosphere--in which we observe a relatively strong macroeconomic environment with broad improvements in credit fundamentals--has allowed for strength in the high yield and convertible securities markets that should continue into 2004.

Christopher J. Towle
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Federal Home Loan Mortgage Corp.   1.06%
                  -------------------------------------------
                  Allbritton Communications Co.      0.77%
                  -------------------------------------------
                  Paxson Communications Corp.        0.76%
                  -------------------------------------------
                  Gaylord Entertainment Co.          0.73%
                  -------------------------------------------
                  Lamar Advertising Co.              0.71%
                  -------------------------------------------
                  Documentum, Inc.                   0.71%
                  -------------------------------------------
                  Centennial Communications Corp.    0.71%
                  -------------------------------------------
                  Alpharma, Inc.                     0.70%
                  -------------------------------------------
                  El Paso Production Holding Co.     0.68%
                  -------------------------------------------
                  LSI Logic Corp.                    0.66%
                  -------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]


Corporate Bonds                      88.1%
International Bonds & Debt            5.1%
Equity Securities                     4.5%
U.S. Government Agency                2.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett Bond Debenture Portfolio, managed by
                  Lord, Abbett & Co. LLC, vs Indices 1 and 2
                           Growth Based on $10,000+

                                    [CHART]


                                                         Lord Abbett
                First Boston       Lehman Brothers           Bond
                 High Yield           Bond Index      Debenture Portfolio
                 ----------           ----------      -------------------
 05/1/1996         $10,000            $10,000               $10,000
05/31/1996          10,081                                   10,000
06/30/1996          10,103             10,114                10,201
09/30/1996          10,482             10,300                10,790
12/31/1996          10,945             10,609                11,288
03/31/1997          11,106             10,550                11,432
06/30/1997          11,585             10,938                12,147
09/30/1997          12,130             11,302                12,778
12/31/1997          12,326             11,636                13,052
03/31/1998          12,697             11,815                13,709
06/30/1998          12,857             12,091                13,791
09/30/1998          12,067             12,603                13,197
12/31/1998          12,397             12,646                13,869
03/31/1999          12,601             12,581                14,082
06/30/1999          12,747             12,470                14,004
09/30/1999          12,543             12,555                13,812
12/31/1999          12,804             12,540                14,341
03/31/2000          12,639             12,817                14,479
06/30/2000          12,695             13,039                14,551
09/30/2000          12,782             13,433                14,871
12/31/2000          12,135             13,998                14,465
03/31/2001          12,733             14,422                14,859
06/30/2001          12,654             14,503                14,782
09/30/2001          12,151             15,173                14,180
12/31/2001          12,837             15,179                15,010
03/31/2002          13,159             15,194                15,089
06/30/2002          12,857             15,757                14,585
09/30/2002          12,494             16,480                14,264
12/31/2002          13,234             16,739                14,950
03/31/2003          14,148             16,971                15,505
06/30/2003          15,526             17,396                16,629
09/30/2003          15,998             17,371                16,950
12/31/2003          16,931             17,427                17,867




    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                  (for the period ended 12/31/03)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
--  Portfolio--Class A         19.52%  7.30% 5.20%        7.86%
    Class B                    19.15%     --    --        6.73%
    Class E                    19.35%     --    --        9.98%
    ------------------------------------------------------------------
    Lehman Brothers
- - Aggregate Bond Index/1/     4.11%  7.58% 6.62%        7.51%
    ------------------------------------------------------------------
    Credit Suisse First Boston
--  High Yield Index/2/        27.93% 11.74% 6.43%        7.11%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. The Portfolio may also invest up to 20% of its net assets in equity securities of large cap companies, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar investments. In addition, the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review
War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Portfolio Review
Stock selection within the financial sector aided performance relative to the S&P 500 Index/1/. Several of the Portfolio's financial services holdings benefited from strong second quarterly earnings announcements. Industrials sector holdings also contributed positively to performance for the year. Certain companies within this sector benefited from news reported of stronger-than-expected third or fourth quarterly earnings. In addition, the Portfolio's underweight in the consumer staples sector, relative to the S&P 500 Index, further added to performance.

Stock selection within the energy sector detracted from relative performance for 12 months ended December 31, 2003. In particular, a Portfolio holding within the oil industry was hurt by an announcement of weaker-than-expected third quarter earnings. Stock selection within the consumer discretionary sector also hurt relative performance for the period. Specifically, a consumer product manufacturer has been hurt by weaker-than-anticipated sales in recent months. Additionally, certain holdings within the telecommunication services and health care sectors detracted from performance for the year.

Outlook
Toward the end of 2003, we added selectively to some undervalued consumer staples sector stocks. We continue to maintain a cyclical bias in the Portfolio, focusing on consumer cyclical, basic materials and technology stocks, which we believe should benefit from continued strengthening in the U.S. economy.

Going forward, we will continue to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

Team managed
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Robert G. Morris, W. Thomas Hudson, Jr. and Eli Salzman. Messrs. Morris, Hudson and Salzman, Partners of Lord Abbett, have been in the investment business since 1971, 1965 and 1986 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the S&P 500 Index see next page. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                    5.21%
                 ---------------------------------------------
                 Deere & Co.                          2.61%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.35%
                 ---------------------------------------------
                 Apple Computer, Inc.                 2.26%
                 ---------------------------------------------
                 Bank One Corp.                       2.15%
                 ---------------------------------------------
                 American International Group, Inc.   2.15%
                 ---------------------------------------------
                 International Paper Co.              2.08%
                 ---------------------------------------------
                 Verizon Communications, Inc.         2.06%
                 ---------------------------------------------
                 Walt Disney Co.                      2.05%
                 ---------------------------------------------
                 Motorola, Inc.                       2.04%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03
                                    [CHART]

Basic Materials                 10.6%
Communications                  12.4%
Cyclical                         8.0%
Diversified                      2.9%
Energy                          10.1%
Financials                      18.3%
Industrial                      11.6%
Non-Cyclical                    18.7%
Technology                       5.2%
Utilities                        2.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Lord Abbett Growth and Income Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P MidCap 500/        Lord Abbett Growth
                 BARRA Value Index/1/   and Income Portfolio   S&P 500 Index/2/
                 -------------------    --------------------   ----------------
12/11/1989             $10,000                 $10,000             $10,000
12/31/1989              10,210                                      10,215
03/31/2000              42,738                  45,130              55,672
06/30/2000              40,904                  44,336              54,191
09/30/2000              44,508                  47,921              53,665
12/31/2000              45,233                  51,971              49,463
03/31/2001              42,279                  47,127              43,597
06/30/2001              44,144                  49,814              46,148
09/30/2001              36,993                  42,989              39,373
12/31/2001              39,937                  48,973              43,582
03/31/2002              40,464                  50,927              43,704
06/30/2002              36,155                  45,397              37,848
09/30/2002              28,758                  36,408              31,308
12/31/2002              31,605                  40,184              33,950
03/31/2003              29,863                  38,074              32,881
06/30/2003              35,490                  44,851              37,944
09/30/2003              36,391                  46,233              38,950
12/31/2003              41,653                  52,664              43,694




    --------------------------------------------------------------
                                 Average Annual Return/3/
                             (for the period ended 12/31/03)
    --------------------------------------------------------------
                                                         Since
                         1 Year 3 Year 5 Year 10 Year Inception/4/
    --------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A   31.06%  0.45%  6.26% 11.75%    12.54%
     Class B             30.73%     --     --     --     4.99%
    --------------------------------------------------------------
    S&P MidCap 500/Barra
- - Value Index/2/       31.80% -2.71%  1.95% 10.55%    10.68%
    --------------------------------------------------------------
--  S&P 500 Index/1/     28.69% -4.05% -0.56% 11.07%    11.06%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P Mid-Cap 500/Barra Value Index consists of 500 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Portfolio Review

Although the broad equity market experienced substantial gains in 2003, the strongest gains came from what are considered to be relatively speculative companies. In our opinion, the pessimism prevalent during the 2000--2002 bear market caused these companies to fall to extremes of valuation, in some ways mirroring the optimistic extremes they had reached in early 2000. As the market recovered in 2003, the smaller and in our opinion, rather speculative companies generally enjoyed the strongest rebounds. For example, while the Russell Midcap Growth Index/1/ returned 42.7% last year, the smallest capitalized one-fifth of the Index returned 71%. Similarly, the group of non-earnings companies within the Russell Midcap Growth Index had an aggregate gain of nearly 78%.

The most significant detractor from the Portfolio's relative performance in 2003 compared to the Russell Midcap Growth Index was the technology sector. The Portfolio's performance was hurt by both stock selection within the sector, and an underweighting of the sector as a whole. Although we have been increasing the Portfolio's emphasis on technology, we remain somewhat underweighted versus its benchmark, the Russell Midcap Growth Index. As technology was the top-performing sector, this underweight detracted from the Portfolio's performance during 2003. Stock selection within the computer software and systems was also a detractor from performance.

The most significant contributor to the Portfolio's relative performance compared to the Russell Midcap Growth Index during 2003 was stock selection within the consumer discretionary sector. The selection of holdings within the retail sector, especially, proved advantageous. The Portfolio also benefited from the strong performance of a cable television services holding.

As the year progressed, we increased the Portfolio's exposure to technology and consumer discretionary companies, although at year-end the Portfolio was modestly underweighted in both of these sectors. We decreased the Portfolio's exposure to healthcare throughout the year, going from a significant overweight last year to a slight underweight at year-end 2003. This shift came about as we increased the Portfolio's exposure to later-cycle, more economically sensitive parts of the Portfolio by reinvesting cash raised from this relatively defensive sector. The Portfolio's most significant overweight versus its benchmark, the Russell Midcap Growth Index, is the other energy sector. We continue to believe the sector will benefit from increased economic demand generated by a synchronized global recovery. The Portfolio's most significant underweight was in technology, although the Portfolio's exposure here has been increasing.

Outlook

Although we do not expect gains in 2004 to rival the gains of 2003, we believe that market strength should continue. Many stocks participated in 2003's market rally, with the overall equity market experiencing some of the best advance-decline statistics of the past 50 years. Currently, the economic expansion is continuing apace while interest rates remain relatively stable. We also believe that the weaker U.S. dollar may encourage additional demand from abroad, as a weaker dollar effectively decreases the price of U.S. goods purchased by foreign buyers. Furthermore, 2004 is a presidential election year; this has tended to provide a cyclical boost to markets in the past.

Kevin P. Ferguson
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the Russell Midcap Growth Index see next page. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             New York Community Bancorp, Inc.              2.25%
             ------------------------------------------------------
             Caremark Rx, Inc.                             2.16%
             ------------------------------------------------------
             Affiliated Computer Services, Inc.--Class A   2.02%
             ------------------------------------------------------
             Genzyme Corp.                                 1.89%
             ------------------------------------------------------
             Everest Re Group, Ltd.                        1.84%
             ------------------------------------------------------
             Entercom Communications Corp.                 1.81%
             ------------------------------------------------------
             Ingersoll-Rand Co.--Class A                   1.81%
             ------------------------------------------------------
             EchoStar Communications Corp.--Class A        1.79%
             ------------------------------------------------------
             Nextel Partners, Inc.--Class A                1.69%
             ------------------------------------------------------
             InterActiveCorp.                              1.69%
             ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
          Lord, Abbett & Co. LLC, vs. Russell Midcap Growth Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                             Lord Abbett Growth
                Russell Midcap Growth      Opportunities Portfolio
                ---------------------      -----------------------
 2/12/2001             $10,000                   $10,000
 3/31/2001               7,729                     8,440
 6/30/2001               8,979                     9,640
 9/30/2001               6,483                     7,710
12/31/2001               8,237                     8,930
 3/31/2002               8,092                     8,720
 6/30/2002               6,614                     7,800
 9/30/2002               5,478                     6,570
12/31/2002               5,980                     6,750
 3/31/2003               5,979                     6,770
 6/30/2003               7,101                     7,950
 9/30/2003               7,609                     8,160
12/31/2003               8,535                     9,160




--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic Materials                  0.2%
Communications                  12.8%
Cyclical                        12.9%
Diversified                      1.1%
Energy                           5.0%
Financial                       10.6%
Industrial                      18.2%
Non-Cyclical                    26.6%
Technology                      12.6%

    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 12/31/03)
    -----------------------------------------------------------------
                                     1 Year     Since Inception/3/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
    Portfolio--Class A               36.43%          -1.30%
--  Class B                          35.70%          -3.00%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/1/   42.72%          -5.34%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher book-to-price ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Portfolio Review

Stock selection in the materials and processing sector detracted from relative performance versus the Russell Midcap Index/1/ for the twelve-month period ended December 31, 2003, as returns of certain Portfolio holdings within the chemical manufacturing industry trailed the Index's sector holdings. Stock selection in the consumer discretionary sector also hurt relative performance. The returns of certain Portfolio holdings in the personal and household products industry suffered, as a result of disappointing sales and excess production volume. Additionally, the Portfolio's lack of exposure to the technology sector hurt relative returns. The Russell Midcap Index's sector holdings performed well, and as such, having limited exposure proved detrimental. We continue to search for the combination of catalysts and attractive valuations we believe necessary for us to meaningfully add to the sector.

The Portfolio's stock selection in the strong performing health care sector aided relative returns for the time period. Certain Portfolio holdings in the retail drug industry performed well in 2003, as investors gravitated to lower cost drug providers. Additionally, the Portfolio's relative underweight position in the consumer staples sector helped performance, as sector holdings did not keep pace with other, stronger performing sectors.

Outlook

We remain focused on bottom-up selection of attractively valued stocks whose issuing companies are likely to experience a set of catalysts that we believe can enhance profitability. We believe the roots of a recovery are in place and expect the economy to expand over the next twelve to eighteen months.

Recent feedback from meetings with management of a number of companies the Portfolio is invested in suggests they are beginning to see their businesses improve. We believe pricing will continue to improve--albeit unevenly across the economic sectors--and should aid corporate profitability going forward. In our opinion, the next step should be for manufacturing volumes to increase, further leveraging the growth in earnings.

As a result of governmental actions to pump liquidity into the world's financial system, it is our opinion that 2003 was marked more by speculation and valuation expansion than by the solid metrics that we rely on to implement the Portfolio's investment process. We do not expect this to continue indefinitely, and look forward to the return to solid investment principles in the not too distant future that have been the foundation of our success.

Edward von der Linde
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the Russell Midcap Index see next page. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Eastman Chemical Co.              2.70%
                   ------------------------------------------
                   Georgia-Pacific Corp.             2.67%
                   ------------------------------------------
                   Monsanto Co.                      2.64%
                   ------------------------------------------
                   Everest Reinsurance Group, Ltd.   2.48%
                   ------------------------------------------
                   XL Capital, Ltd.--Class A         2.41%
                   ------------------------------------------
                   SAFECO Corp.                      2.41%
                   ------------------------------------------
                   Halliburton Co.                   2.36%
                   ------------------------------------------
                   Bausch & Lomb, Inc.               2.33%
                   ------------------------------------------
                   Dana Corp.                        2.33%
                   ------------------------------------------
                   Pactiv Corp.                      2.31%
                   ------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03
                                    [CHART]

Basic Materials     18.8%
Communications       0.3%
Cyclical            21.5%
Energy              10.1%
Financial           17.4%
Industrial           8.0%
Non-Cyclical        15.9%
Technology           2.9%
Utilities            5.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                Lord Abbett Mid-Cap Value Portfolio, managed by
                  Lord, Abbett & Co. LLC, vs. Indices 1 and 2
                           Growth Based on $10,000+


                                     [CHART]


                 Lord Abbett        S&P 400
                Mid-Cap Value    Mid-Cap/BARRA        Russell
                  Portfolio          Value           Mid-Cap
                -------------   --------------     -----------
08/20/1997         $10,000          $10,000          $10,000
09/30/1997          10,440           10,630           10,561
12/31/1997          10,490           11,204           10,678
03/31/1998          11,361           12,306           11,833
06/30/1998          11,308           11,797           11,654
09/30/1998           9,383           10,169            9,927
12/31/1998          10,606           11,727           11,757
03/31/1999          10,125           10,783           11,702
06/30/1999          11,829           12,392           12,973
09/30/1999          10,940           11,185           11,858
12/31/1999          11,211           12,000           13,902
03/31/2000          12,366           12,752           15,304
06/30/2000          13,198           12,413           14,614
09/30/2000          14,890           14,033           15,609
12/31/2000          17,139           15,341           15,049
03/31/2001          16,703           14,811           13,470
06/30/2001          17,659           16,497           14,754
09/30/2001          16,267           14,351           12,119
12/31/2001          18,527           16,436           14,203
03/31/2002          19,674           18,068           14,807
06/30/2002          18,472           17,007           13,393
09/30/2002          15,754           13,864           11,031
12/31/2002          16,802           14,775           11,904
03/31/2003          15,426           13,918           11,623
06/30/2003          17,910           16,588           13,746
09/30/2003          18,796           17,782           14,631
12/31/2003          21,196           20,716           16,675





          ----------------------------------------------------------------
                                          Average Annual Return/3/
                                      (for the period ended 12/31/03)
          ----------------------------------------------------------------
                                   1 Year 3 Year 5 Year Since Inception/4/
          ----------------------------------------------------------------
          Lord Abbett Mid-Cap
      --  Value Portfolio--Class A 26.15%  7.34% 14.85%       12.52%
          Class B                  25.87%    --     --         9.00%
          ----------------------------------------------------------------
      --  Russell Midcap Index/1/  40.08%  3.48%  7.23%        8.36%
          ----------------------------------------------------------------
          S&P MidCap 400/Barra
      - - Value Index/2/           40.21% 10.53% 12.06%       12.01%
          ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio                For the year ended 12/31/03
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------

Management Review and Outlook
For the 12 months ended December 31, 2003, the Portfolio's Class B shares provided a total return of 32.04%. This compares with a return over the same period of 39.16% for the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. MSCI EAFE is a commonly used measure of the international stock market. Over the same period, the average international fund tracked by Lipper Inc. returned 34.74%.

Detractors from performance

Results from the portfolio's financial stocks lagged that group's benchmark returns. We had stayed away from higher-risk banks, particularly those in Germany and Japan, which were large corporate lenders and/or exposed to global stock markets. Our conservative strategy trimmed performance when the markets turned up in March 2003 and the banks we had avoided rebounded sharply.

Throughout the period, the Portfolio was overweighted in consumer staples stocks and that position held back returns when investors turned toward more economically sensitive sectors. One of the weaker holdings in the group was Japanese cosmetics firm Shiseido Co., Ltd. Shiseido Co., Ltd.'s stock price fell early in the year when it announced lower-than-expected 2002 earnings that the company attributed to the economic downturn. The Portfolio sold this stock because of its poor performance.

Performance from Tokyo Gas Co., Ltd., and Vodafone Group Plc., detracted from portfolio results for the quarter. The price of Tokyo Gas Co., Ltd. fell when investors moved into higher-risk stocks and away from more defensive investments. The stock of Japanese telecommunications company, Vodafone Group Plc., declined when the company missed its earnings target, delayed the rollout of its 3G wireless telephone, and forecast lower revenues due to increased handset subsidies.

Other detractors included British publishing company Reed Elsevier Plc., and heart-care surgical products company Jomed N.V. Leisure holding Reed Elsevier Plc., suffered from investor concerns about the company's US textbook business, its European business magazine directories, and its on-line media business. Jomed N.V. detracted from the portfolio's return when the company announced that its financial position was grossly overstated. The Portfolio no longer owns this stock.

Contributors to performance
Stock selection in retailing made strong contributions to Portfolio performance for the period. Two stocks, in particular, added healthy returns to the
Portfolio: British retailers Kingfisher Plc., and Next Plc. Kingfisher Plc. is a do-it-yourself retailer that cut costs and spun off its electrical business so that it could focus on its core business. Kingfisher Plc. benefited from strong sales in both its British and French stores. The stock of Next Plc. a clothing retailer rose largely, in our view, on investor confidence in the British consumer.

Utilities and communications stocks made a strong contribution to Portfolio's performance. Standouts in the group included Chinese Huaneng Power International, Inc.--Series H and Japanese cellular telephone company KDDI Corp, Huaneng Power International, Inc--Series H stock price rose because of China's ever expanding demand for electricity and results from the company's acquisition of small regional electrical companies. Increased Japanese market share from new data packages and ring tone service buoyed the stock price of KDDI Corp. The company's ring-tone service is particularly popular with teenaged girls, one of the largest cell phone user groups in Japan.

Automakers Denway Motor Ltd., Nissan Motor Co., Ltd. and Bayerische Motoren Werke (BMW) AG led returns from the autos and housing group even though these companies were not among the Portfolio top contributor to relative performance. Chinese manufacturer Denway Motor Ltd. had a hard time keeping up with demand from cash-paying customers. (Denway Motor Ltd. makes Hondas for the Chinese market.) Nissan Motor Co., Ltd. successfully introduced many new models, especially in the light truck area where it cut into the market share of U.S. automakers. We sold this stock when it reached our price target. Although BMW had a difficult start to 2003, it had a very positive second half. The company had success with the launch of its 7 Portfolio, its SUVs, and the Mini Cooper. Additionally the launch of the 5 Portfolio has met with better-than-expected results.

Other contributors included Stanley Electric Co., Ltd. and Fujikura, Ltd. Japanese technology firm Stanley Electric Co., Ltd. continued to benefit from increased usage of its lighting products in cell phones, computers, and autos. Strong demand for digital cameras and flip cell phones contributed to solid stock returns from Japanese industrial company Fujikura, Ltd. a manufacturer of flexible circuit boards.

Team managed
Note to investors: The Portfolio is managed by a committee of MFS Equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.
--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  AstraZeneca Plc                    3.10%
                  -------------------------------------------
                  Vodafone Group Plc                 2.89%
                  -------------------------------------------
                  Novartis AG                        2.81%
                  -------------------------------------------
                  BP Plc (ADR)                       2.61%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   2.57%
                  -------------------------------------------
                  UBS AG                             2.44%
                  -------------------------------------------
                  France Telecom                     2.03%
                  -------------------------------------------
                  Telefonica S.A.                    1.85%
                  -------------------------------------------
                  Sanofi-Synthelabo S.A.             1.76%
                  -------------------------------------------
                  Honda Motor Co., Ltd.              1.70%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/03

                                    [CHART]

United Kingdom  25.7%
Japan           19.9%
Others          18.7%
France          10.1%
Switzerland     10.0%
Germany          4.5%
Spain            2.9%
Netherlands      2.9%
Sweden           2.7%
Korea            2.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio                For the year ended 12/31/03
Managed by Massachusetts Financial Services Company


--------------------------------------------------------------------------------

               MFS Research International Portfolio, managed by
       Massachusetts Financial Services Company, vs. MSCI EAFE Index/1/
                           Growth based on $10,000+

                                    [CHART]

                                             MFS Research
                 MSCI EAFE Index/1/     International Portfolio
                 ------------------     -----------------------
02/12/2001            $10,000                   $10,000
03/31/2001              8,991                     8,830
06/30/2001              8,913                     9,150
09/30/2001              7,669                     8,040
12/31/2001              8,205                     8,486
03/31/2002              8,251                     8,516
06/30/2002              8,092                     8,375
09/30/2002              6,499                     7,154
12/31/2002              6,920                     7,484
03/31/2003              6,357                     6,993
06/30/2003              7,601                     8,018
09/30/2003              8,223                     8,521
12/31/2003              9,630                     9,882




    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 12/31/03)
    -----------------------------------------------------------------
                                     1 Year     Since Inception/3/
    -----------------------------------------------------------------
    MFS Research
--  International Portfolio--Class A 32.20%           1.50%
    Class B                          32.04%          -0.41%
    Class E                          32.09%           9.46%
    -----------------------------------------------------------------
- - MSCI EAFE Index/1/               39.16%          -1.30%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio          For the year ended 12/31/03
Managed by OppenheimerFunds, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



We are very pleased with the Portfolio's real and relative performance during the year. For the first few months of the reporting period, conflicting economic and political forces drove market performance. The U.S. economy showed signs of emerging from recession, interest rates declined steadily and inflation remained in check. However, corporate capital spending remained weak, consumer sentiment declined, and uncertainties related to the U.S.-led war in Iraq and the global battle against terrorism undermined investor confidence.

Investor sentiment turned sharply positive in mid-March 2003, driven by growing evidence of sustained economic growth, together with continuing low inflation, and supportive federal fiscal and monetary policies. At the same time, the market's uncertainties regarding the war on terrorism and geopolitical tensions were eased by the swift, successful conclusion of major combat operations in Iraq. In the three months between mid-March and mid-June 2003, the S&P 500 Index/1/ climbed from approximately 800 to over 1,000, and continued to rise gradually for the remainder of the period. While the market's greatest gains were concentrated among the smallest, most speculative issues, a wide range of stocks participated in this rally.

Currently, most economic indicators continue to show evidence of continuing gains, with accelerating corporate earnings, rising levels of corporate capital spending, improvements in industrial production, increases in manufacturing activity and growth on the jobs front. These developments are supported by favorable monetary policy and fiscal stimulus, and by a stabilizing geopolitical environment. In light of these developments, we are optimistic regarding the overall business environment and its impact on the Portfolio's disciplined, bottom-up investing approach.

The Portfolio's investment strategy focuses on companies that we believe offer strong potential for above-average growth, but that exhibit low valuations relative to their future growth prospects. In particular, we target companies with a history of positive earnings or cash flow, together with increasing earnings momentum and the potential for positive earnings surprises.

During the reporting period, we found a growing number of investment opportunities meeting these criteria among technology stocks we believed we poised for renewed cyclical growth. These included semiconductor makers, such as Intel Corp., and hardware companies, such as Cisco Systems, Inc. and Dell, Inc. Technology holdings delivered many of the Portfolio's greatest gains. We also identified a relatively large number of attractive investments among consumer discretionary stocks in such areas as media, leisure and other forms of entertainment. The Portfolio's top performers included the two major cruise lines, Carnival Corp. and Royal Caribbean Cruises, Ltd. which rebounded as travelers weary from two years of terrorism threats, began to book vacations. The Portfolio's performance was also helped by the strong performance of cable service providers, such as Comcast Corp., media companies, such as Time Warner, Inc., and several retailers.

Other significant holdings included biotechnology company Genentech, Inc. and electronic game developer Electronic Arts, Inc., both of which rose sharply during the period. We sold the Fund's positions in both companies when they reached our price targets, reflecting the Portfolio's disciplined investment approach and our sensitivity to stock valuation.

On the negative side, Viacom, Inc., one of the Portfolio's larger holdings, rose more modestly than other media holdings. We also failed to fully participate in the strong growth experienced by industrial stocks in spring and summer 2003 because of the Portfolio's slightly underweighted exposure to that area until relatively late in the reporting period.

Jane Putnam
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Microsoft Corp.                   3.40%
                   -----------------------------------------
                   General Electric Co.              3.27%
                   -----------------------------------------
                   Comcast Corp.--Class A Special    3.13%
                   -----------------------------------------
                   Viacom, Inc.--Class B             2.79%
                   -----------------------------------------
                   Citigroup, Inc.                   2.43%
                   -----------------------------------------
                   Intel Corp.                       2.32%
                   -----------------------------------------
                   Time Warner, Inc.                 2.10%
                   -----------------------------------------
                   Medtronic, Inc.                   1.90%
                   -----------------------------------------
                   Morgan Stanley                    1.81%
                   -----------------------------------------
                   Pfizer, Inc.                      1.73%
                   -----------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

         [CHART]

Basic Materials    2.7%
Communications    17.8%
Cyclical           8.4%
Diversified        4.6%
Energy             5.8%
Financials        12.7%
Industrials        6.2%
Non-Cyclical      22.3%
Technology        19.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio          For the year ended 12/31/03
Managed by OppenheimerFunds, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

            Oppenheimer Capital Appreciation Portfolio, managed by
                 OppenheimerFunds, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

               [CHART]



                Oppenheimer Capital
              Appreciation Portfolio   S&P 500 Index/1/
              -----------------------  ----------------
 2/12/01             $10,000               $10,000
 3/31/01               8,740                 8,512
 6/30/01               9,350                 9,010
 9/30/01               7,750                 7,687
12/31/01               8,573                 8,509
 3/31/02               8,314                 8,533
 6/30/02               7,023                 7,389
 9/30/02               6,013                 6,113
12/31/02               6,453                 6,628
 3/31/03               6,263                 6,420
 6/30/03               7,174                 7,408
 9/30/03               7,463                 7,605
12/31/03               8,294                 8,531




    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 12/31/03)
    -----------------------------------------------------------------
                                     1 Year     Since Inception/3/
    -----------------------------------------------------------------
    Oppenheimer Capital Appreciation
    Portfolio--Class A               28.75%          -1.39%
--  Class B                          28.53%          -6.28%
    -----------------------------------------------------------------
- - S&P 500 Index/1/                 28.69%          -5.30%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/ Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio          For the period ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Major market trends affecting the Portfolio's Performance
Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. Treasury Inflation Protected Securities, (TIPS), outperformed nominal treasuries for the year as breakeven inflation rates increased 74 basis points to 2.31%, with the benchmark Global Real US TIPS returning 8.39% for the year.

While Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period. Amidst the volatility, inflation remained muted, even in the face of surging commodity prices and a falling U.S. dollar. This helped mitigate the impact of the rise in interest rates.

Other factors attributed to the Portfolio's Performance vs. the Benchmark Below index duration was generally negative for performance during the year, especially in May and September when rates fell considerably. A focus on intermediate maturities was also negative as the real yield curve flattened, especially during the last quarter. Backing forward purchases of TIPS with short-maturity corporates and asset-backed securities was another positive for performance.

Market/Portfolio Outlook
The recovery in the global economy will be sustained in 2004, with China joining the U.S. as an engine of growth. U.S. interest rates could rise up to 100 basis points for short maturities but less for longer maturities as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will continue to keep inflation tame.

In the U.S. economy, positive forces will outweigh negatives. The hoped for rebound in business investment is now a reality. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China.

With respect to Portfolio strategy, we will target near-index duration to protect relative returns against the risk of upward pressure on real rates. We will also target an overweight position in mostly shorter maturity TIPS, balanced by a slight overweight in the longest maturity TIPS. Given a steep yield curve, we will reap gains via "roll down," or price appreciation as bonds are revalued at lower yields over time. In addition, we will target bonds with longer settlement periods and invest cash backing the unsettled issues in short maturity bonds with relatively high yields. Lastly, we will boost income by holding short option positions and collecting the premium provided interest rate volatility is not higher than expected.

John B. Brynjolfsson
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 04/15/29)   23.16%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.00%, 07/15/12)    18.29%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   16.89%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)   15.13%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   12.39%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.50%, 01/15/11)     8.60%
        ----------------------------------------------------------------
        U.S. Treasury Note                                       5.44%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)     3.60%
        ----------------------------------------------------------------
        Bear Stearns ARM Trust                                   2.75%
        ----------------------------------------------------------------
        Missouri Higher Education Loan Authority                 1.36%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Asset-Backed Securities                1.9%
Collateralized Mortgage Obligations    2.4%
Corporate Bonds & Debt Securities      2.5%
Municipals                             2.5%
U.S. Treasuries                       90.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio          For the period ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


             PIMCO Inflation Protected Bond Portfolio managed by,
 Pacific Investment Management Company LLC, vs. Lehman Global Real: U.S. TIPS
                                 Bond Index/1/
                           Growth Based on $10,000+

                                    [CHART]


             Lehman Global       PIMCO Inflation
              Real: U.S.         Protected Bond
           TIPS Bond Index/1/      Portfolio
           ------------------    --------------
 5/01/03         $10,000             $10,000
 6/30/03          10,367              10,360
 9/30/03          10,398              10,460
12/31/03          10,568              10,547




    ------------------------------------------------------------------
                                            Cumulative Return/2/
                                       (for the period ended 12/31/03)
    ------------------------------------------------------------------
                                             Since Inception/3/
    ------------------------------------------------------------------
    PIMCO Inflation Protected Bond
--  Portfolio--Class A                              5.47%
    Class B                                         5.35%
    ------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                                        5.67%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 5/1/03. Index returns are based on an inception date of 4/30/03.
Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio                          For the year ended 12/31/03
Managed by PIMCO Equity Advisors LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Market Overview

After two very difficult years, the technology sector experienced a strong rebound in 2003, with many industries posting double-digit gains.

Portfolio Strategies

The Portfolio's overweight position in the semiconductor industry contributed to its outperformance. After disappointing performance during the first quarter of 2003, semiconductor stocks rebounded sharply as investors began to discount an economic recovery. In particular, Taiwan Semiconductor Manufacturing Co., Ltd(ADR) and Texas Instruments, Inc., posted substantial gains.

The Portfolio's positions in certain Internet stocks provided some standout performance for the year. Stocks such as Amazon.com and Yahoo!, Inc., posted triple-digit gains as these issues were bid up by investors who continued to be the powerful operating leverage of these companies. Rapid revenue growth was layered on essentially fixed costs.

In addition, storage stocks also proved to be strong performers during 2003. Pure storage disk drive stocks benefited from being in an industry that has consolidated down from 8-10 players to the current 4-5 players. EMC Corp. excelled in the storage sector, posting a triple-digit gain for the year as the company completed a multi-year task cost reduction plan that once again positioned the company as an industry leader.

The Portfolio's exposure to the cell phone industry produced mixed results for the year. The SARS epidemic in the spring weighed heavily on these issues, although many rebounded later in the year as the cell phone inventory situation gradually improved. Stocks such as cell phone maker Nokia Oyj (ADR) posted relatively small gains for the year. However, telecom chip makers performed well, with issues such as Broadcom Corp. posting large positive returns.

Outlook

We believe the tech sector may experience some digestion of its gains over the next several months. However, we anticipate a gradual increase in corporate spending on technology, which should prove positive for the tech sector. As margins improve and earnings estimates increase, we are optimistic that tech stocks will justify higher valuations over the longer-term.

Dennis P. McKechnie
Portfolio Manager
PIMCO Equity Advisors LLC

Past performance is no guarantee of future results. All data is as of 12/31/03, unless otherwise indicated. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This commentary contains the current opinions of the manager and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The portfolio is an investment option in several of MetLife Investors' variable products. Results do not reflect the deduction of product related CDSC, mortality and expense risk charges, administrative fees, annual service charges, or other product expenses. The deduction of fees would have resulted in lower returns.

This commentary contains the current opinions of the investment manager and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. Past performance is not a guarantee of future performance.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Marvell Technology Group, Ltd.                       3.64%
         -------------------------------------------------------------
         Charles Schwab Corp.                                 3.20%
         -------------------------------------------------------------
         Cymer, Inc.                                          3.19%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   3.12%
         -------------------------------------------------------------
         Texas Instruments, Inc.                              3.06%
         -------------------------------------------------------------
         EMC Corp.                                            2.72%
         -------------------------------------------------------------
         Flextronics International, Ltd.                      2.71%
         -------------------------------------------------------------
         eBay, Inc.                                           2.49%
         -------------------------------------------------------------
         VERITAS Software Corp.                               2.47%
         -------------------------------------------------------------
         SAP AG (ADR)                                         2.43%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Communications    21.8%
Cyclical           4.1%
Diversified        1.7%
Financials         3.2%
Industrials        9.9%
Technology        59.3%


--------------------------------------------------------------------------------
                                      29

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio                          For the year ended 12/31/03
Managed by PIMCO Equity Advisors LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


   PIMCO Innovation Portfolio, managed by PIMCO Equity Advisors vs. S&P 500
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P 500            Pimco Innovation
                 Index/2/               Portfolio
                 -------            -----------------
02/12/2001       $10,000                 $10,000
03/31/2001         8,512                   7,070
06/30/2001         9,010                   7,590
09/30/2001         7,687                   4,210
12/31/2001         8,509                   6,160
03/31/2002         8,533                   5,880
06/30/2002         7,389                   3,850
09/30/2002         6,113                   2,510
12/31/2002         6,628                   3,040
03/31/2003         6,420                   3,070
06/30/2003         7,408                   3,730
09/30/2003         7,605                   4,250
12/31/2003         8,531                   4,790



    --------------------------------------------------------------------
                                        Average Annual Return/2/
                                        (for the period ended 12/31/03)
    --------------------------------------------------------------------
                                        1 Year     Since Inception/3/
    --------------------------------------------------------------------
    PIMCO Innovation Portfolio--Class A 57.84%          -17.44%
    Class B                             57.57%          -22.52%
--  Class E                             57.88%           -3.97%
    --------------------------------------------------------------------
- - S&P 500 Index/1/                    28.69%           -5.30%
    --------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the Portfolio's Performance
Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. The Citigroup 3-Month Treasury Bill Index/1/ returned 1.07% for the year. While longer maturity Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period.

Other factors attributed to the Portfolio's Performance vs. Benchmark Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance for most of the year. The Portfolio also maintained a AAA credit rating by investing in high quality short-term securities, leaving holdings liquid and protecting the principal. Additionally, security selection of short-term corporate issues, floating rate notes and small allocations of non-U.S. exposures proved positive to performance.

Market/Portfolio Outlook
The recovery in the global economy will be sustained in 2004, with China joining the U.S. as an engine of growth. U.S. interest rates could rise up to 100 basis points for short to intermediate maturities but less for longer maturities as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will keep inflation tame.

In the U.S. economy, positive forces will outweigh negatives. The hoped for rebound in business investment is now a reality. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China.

With respect to Portfolio strategy, we will maintain an average AAA credit rating by owning top quality short-term issues, and generate competitive yields by holding high-quality domestic and Yankee commercial paper as core investments. These securities offer higher potential returns than T-bills. Additionally, we will retain a modest allocation to short maturity corporate issues and floating rate notes because these securities pose minimal interest rate and credit risk while enhancing portfolio yield. Additionally, we will continue to emphasize liquid securities that provide principal protection for the Portfolio while maintaining average Portfolio maturity of approximately one month, to ensure sufficient liquidity.

Paul A. McCulley
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.08%, 03/08/04)      10.63%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Assoc. (1.08%, 03/05/04)     10.57%
        ----------------------------------------------------------------
        Federal Home Loan Bank (1.055%, 03/12/04)               10.46%
        ----------------------------------------------------------------
        Credit Suisse First Boston Corp. Repurchase Agreement    6.30%
        ----------------------------------------------------------------
        National Australia Funding, Inc.                         4.86%
        ----------------------------------------------------------------
        Federal Home Loan Bank (1.05%, 02/18/04)                 4.61%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.06%, 03/03/04)       4.29%
        ----------------------------------------------------------------
        Westpac Trust Securities, Ltd.                           4.01%
        ----------------------------------------------------------------
        Federal Home Loan Bank (3.375%, 06/15/04)                3.76%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.055%, 02/02/04)      3.37%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

               [CHART]

Commercial Paper                      37.1%
Corporate Notes                        1.7%
Foreign Government                     1.2%
Repurchase Agreements                  6.8%
U.S. Government & Agency              53.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

PIMCO Money Market Portfolio, managed by Pacific Investment Management Company
               LLC, vs. Citigroup 3-Month Treasury Bill Index/1/
                           Growth Based on $10,000+

                                    [CHART]



                      PIMCO Money        Citigroup 3-Month
                    Market Portfolio    Treasury Bill Index/1/
                   -----------------    ----------------------
 2/12/2001             $10,000               $10,000
 3/31/2001              10,060                10,087
 6/30/2001              10,157                10,195
 9/30/2001              10,235                10,288
12/31/2001              10,282                10,355
 3/31/2002              10,310                10,400
 6/30/2002              10,341                10,446
 9/30/2002              10,368                10,491
12/31/2002              10,393                10,532
 3/31/2003              10,410                10,563
 6/30/2003              10,422                10,593
 9/30/2003              10,430                10,619
12/31/2003              10,438                10,645




    -------------------------------------------------------------------------
                                             Average Annual Return/2/
                                             (for the period ended 12/31/03)
    -------------------------------------------------------------------------
                                             1 Year     Since Inception/3/
    -------------------------------------------------------------------------
    PIMCO Money Market
    Portfolio--Class A                       0.68%            0.99%
--  Class B                                  0.43%            1.50%
    -------------------------------------------------------------------------
- - Citigroup 3-Month Treasury Bill Index/1/ 1.07%            2.19%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Citigroup 3-Month Treasury Bill Index - equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the Portfolio's Performance
Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index/1/ returned 0.32% for the quarter and 4.11% for the year.

While Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period.

Other factors attributed to the Portfolio's Performance vs. the Benchmark Diversifying beyond core index sectors helped protect the Portfolio in a volatile market environment. The Portfolio's duration was below-benchmark throughout the fourth quarter and for most of the year. This was positive for performance as U.S. Treasury yields ended the year slightly higher. An emphasis on intermediate maturities was negative as the yield curve flattened over the quarter. With the market anticipating future rate hikes by the Fed, yields on short-term maturities rose more than those on long bonds. However, the steepness that remains in the intermediate portion of the curve provided both "carry" and price appreciation via "roll down" that mitigated the effect of the relative change in yields. A corporate underweight was negative for the year as this sector outperformed Treasuries on a duration-adjusted basis, but the impact was mitigated by positive security selection of Telecom and Auto issues. Allocations to municipal bonds helped returns as well; this less volatile asset class outperformed more volatile Treasuries of like duration. Non-U.S. holdings, mainly Eurozone exposure, were positive; yields on these assets rose less than Treasuries, and the euro's appreciation versus the dollar added to returns.

Market/Portfolio Outlook
The recovery in the global economy will be sustained in 2004, with China joining the U.S. as the co-engine for growth. Short-term U.S. interest rates may rise higher than rates for longer maturities, as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will keep inflation benign. We foresee positive forces outweighing negatives in the U.S. as the hand-off from consumer spending to business investments seems to have taken hold. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and might become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China. In view of our outlook, we will take a defensive posture and focus adding value through safe yield.

With respect to portfolio strategy, we will:

  .  Target below-index duration as we foresee an upward trend in interest rates

  . Focus on intermediate securities and reap gains by "rolling down a steep yield curve", as the Fed anchors the short end of the yield curve for most of 2004

  . Target an underweight exposure to mortgages and corporates as they pay slim yield premiums for their credit risk given their full valuations

  . We will maintain out of core strategies like real return, municipal and emerging market bonds which remain compelling for the following reasons:

     . TIPs hedge against secular inflation risk and have diversification benefits

     . Municipal securities provide yields near taxable debt with strong credit quality, and are less susceptible to treasury sell-offs

     . Modest exposure to the euro and yen can add value as the substantial U.S. trade deficit continues to exert downward pressure on the dollar

     . Relatively high yielding emerging market credits are poised for another good year as fundamentals continue to improve.

William H. Gross
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   8.34%
        ----------------------------------------------------------------
        U.S. Treasury Note (1.25%, 05/31/05)                    3.88%
        ----------------------------------------------------------------
        U.S. Treasury Bond (7.50%, 11/15/16)                    2.70%
        ----------------------------------------------------------------
        U.S. Treasury Bond (6.875%, 08/15/25)                   2.46%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 09/15/27)      2.27%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 10/01/22)      1.75%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 06/01/22)      1.50%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   1.27%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, 09/01/33)      1.20%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)    1.08%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                    PIMCO Total Return Portfolio managed by
 Pacific Investment Management Company LLC, vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]



                 PIMCO Total          Lehman Brothers
              Return Portfolio     Aggregate Bond Index/1/
              ----------------     -----------------------
02/12/2001        $10,000                $10,000
03/31/2001         10,100                 10,137
06/30/2001         10,110                 10,194
09/30/2001         10,640                 10,664
12/31/2001         10,669                 10,669
03/31/2002         10,669                 10,680
06/30/2002         11,041                 11,075
09/30/2002         11,444                 11,583
12/31/2002         11,661                 11,765
03/31/2003         11,837                 11,929
06/30/2003         12,117                 12,227
09/30/2003         12,158                 12,210
12/31/2003         12,191                 12,249








--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Asset Backed Securities                      1.6%
Collateralized Mortgage Obligations         11.1%
Corporate Bonds & Debt Securities            6.2%
Foreign Bonds & Debt Securities              0.4%
Foreign Government                           4.3%
Municipals                                   9.2%
U.S. Agencies                               48.8%
U.S. Treasuries                             18.4%

    --------------------------------------------------------------------------
                                              Average Annual Return/2/
                                              (for the period ended 12/31/03)
    --------------------------------------------------------------------------
                                              1 Year     Since Inception/3/
    --------------------------------------------------------------------------
    PIMCO Total Return Portfolio--Class A     4.53%            7.79%
--                   Class B                  4.53%            7.10%
                     Class E                  4.44%            5.45%
    --------------------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index/1/   4.11%            7.20%
    --------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio          For the year ended 12/31/03
(Formerly J.P. Morgan Small Cap Stock Portfolio)
Managed by Putnam Investment Management LLC
Letter to Policyholders

--------------------------------------------------------------------------------


Performance
In 2003, the Met/Putnam Capital Opportunities Portfolio posted solid annual returns but trailed the benchmarks Russell 2000 Index/1/ return of 47.2% and Russell 2500 Index/2/ return of 45.5%. The first quarter was marked by extreme volatility surrounding the onset of the conflict in Iraq, while the second quarter saw a sharp rally in lower-quality stocks at the smaller end of the Russell 2500 Index's market-cap range. In the third quarter, the Index return remained an elusive target, but improving economic data in the fourth quarter allowed shares to rally through year-end. The benchmark's performance was heavily influenced by micro-cap (less than $500 million market capitalization) and high-risk stocks that significantly outperformed the larger, more stable stocks in the benchmark. The team does not invest in micro-cap stocks and severely limits investment in volatile stocks. These factors caused the Portfolio to underperform.

Favorable stock selection in airlines (Mesa Air Group, Inc.) and shipping (J.B. Hunt Transport, Inc) made the transportation sector the Portfolio's largest relative contributor. Mesa Air Group, Inc.'s shares rose throughout the year as U.S. Airways' emergence from bankruptcy provided Mesa Air Group, Inc. with significant growth opportunities by expanding their regional jet agreement with the company. Investors also rewarded Mesa Air Group, Inc.'s cost-cutting achievements. Strong pricing trends and improving demand in the shipping industry proved beneficial for J.B. Hunt Transport. The company's stock price was supported by first- and second-quarter earnings that came in above expectations.

An underweight to oil-field services (no position in Rowan Companies or Patterson-UTI) proved beneficial for the energy sector. The oil-field services industry suffered in the second half of the year due to lower oil and gas prices, along with a slowing rig count and adverse weather conditions. An underweight to this industry contributed positively to relative performance.

Strong stock selection in food (no positions in Krispy Kreme Doughnuts, Inc. or Winn-Dixie) and consumer goods (Yankee Candle Co., Inc.) aided relative performance in the consumer staples sector. Shares of Krispy Kreme Doughnuts, Inc. rose to a peak during the third quarter, but subsequently fell to more normal levels and weakened by year-end after announcing fiscal third-quarter earnings. Though the earnings met expectations, investors were demanding more in the current stock market environment. Avoiding Winn-Dixie helped relative returns as the company continues to lose market share in its primary market, the Southeast. Finally, shares of Yankee Candle Co., Inc. rose almost 71% this year, boosting returns for the Portfolio.

Weak stock selection in electronics (Lattice Semiconductor Corp., Storage Technology Corp., SanDisk Corp.) and software (Network Associates, Inc.), along with an underweight to communications equipment (no position in Avaya, Inc.) hurt relative performance in the technology sector. The technology sector was a leader in the equity market, as favorable earnings reports and a clearer vision of future sales helped shares appreciate for many technology companies. Portfolio returns were hindered as shares of Lattice Semiconductor Corp. and Storage Technology Corp. underperformed the broader market, rising only 10% and 20%, respectively. Shares of SanDisk Corp. rallied during the year, but fell at year-end on concerns of weaker spot prices in the flash memory market. Shares of Network Associates, Inc. were weak during the year, following a series of lowered earnings expectations for the company. An underweight to the communications equipment industry overall hindered relative performance as the industry led the technology sector for the year.

Unfavorable stock selection and an overweight to broadcasting (Sinclair Broadcast Group, Inc., Emmis Communications Corporation) and commercial & consumer services (Viad Corp., ServiceMaster Management Services) constrained relative returns in the consumer cyclicals sector. Anemic ad revenues at the beginning of the year hurt broadcasting stocks. Shares of Sinclair Broadcast Group, Inc. and Emmis Communications Corporation were weak at the beginning of 2003, but made a return toward year end. Shares of Viad Corp. lagged during the second quarter after the company lowered guidance for its first quarter 2003 results due to an accounting adjustment to a structured notes portfolio. Investors fled the stock due to the pre-announcement, as well as due to concerns surrounding the frequency of the company's negative earnings surprises. The stock recovered at the end of the second quarter as the company announced more positive first quarter results and future strategic options and continued to rally through year end. ServiceMaster Management Services shares suffered during the first part of the second quarter as the company announced below-consensus first quarter earnings due both to harsh winter weather -- which adversely affected its TruGreen and Terminix businesses -- and higher costs from new initiatives. Shares began a solid rally in the second quarter that continued through year end, as the company improved operational execution and a clearer outlook.

The investment banking & brokerage industry (Waddell & Reed Financial, Inc., A.G. Edwards, Inc., Janus Capital Corp.) hampered relative performance in the financial sector, as the money management industry fell during the fourth quarter.

Outlook: U.S. Equity Markets
Corporate earnings are expected to continue rising this year, although at a slower rate than in 2003. The S&P 500 Index/3/ has risen more than 38% since bottoming in March 2003, and now trades at a price/earnings ratio significantly higher than historic averages. Strong economic fundamentals are buoying corporations and the macro environment looks encouraging. Low inflation and interest rates, continued monetary and fiscal policy support, improving employment and increasing corporate spending, as well as a Presidential election year all portend another positive year for stocks.

Portfolio Strategy
Your Met/Putnam Capital Opportunities Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon, and have positioned it for a gradual economic recovery.

Team managed
Putnam Investment Management LLC

Note to investors: Putnam's U.S. Small- and Mid-Cap Core Team has primary responsibility for the day-to-day management of the Portfolio. The following team members coordinate the team's management of the Portfolio: Joseph P. Joseph, Portfolio Leader, has been with Putnam since 1994; Tinh Bui, Portfolio Member, has been with Putnam since 2001 -- prior to 2001, with PPM America; Gerald I. Moore, Portfolio Member, has been with Putnam since 1997.

The views expressed are exclusively those of Putnam Investments as of the date of this report. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   iShares Russell 2000 Index Fund   2.46%
                   ------------------------------------------
                   SUPERVALU, Inc.                   2.19%
                   ------------------------------------------
                   Health Net, Inc.                  2.10%
                   ------------------------------------------
                   King Pharmaceuticals, Inc.        2.05%
                   ------------------------------------------
                   BMC Software, Inc.                1.62%
                   ------------------------------------------
                   Rent-A-Center, Inc.               1.61%
                   ------------------------------------------
                   Autoliv, Inc.                     1.51%
                   ------------------------------------------
                   RenaissanceRe Holdings, Ltd.      1.45%
                   ------------------------------------------
                   C.R. Bard, Inc.                   1.44%
                   ------------------------------------------
                   Ryland Group, Inc.                1.44%
                   ------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio          For the year ended 12/31/03
(Formerly J.P. Morgan Small Cap Stock Portfolio)
Managed by Putnam Investment Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                 Met/Putnam Capital Opportunities, managed by
          Putnam Investment Management LLC vs. Russell 2000 Index/1/
                           Growth Based on $10,000+

                                    [CHART]


              Russell 2000      Met/Putnam Capital
                Index/2/      Opportunities Portfolio
              ------------    -----------------------
 05/01/1996     $10,000               $10,000
 06/30/1996       9,978                 9,977
 09/30/1996      10,012                10,149
 12/31/1996      10,533                10,859
 03/31/1997       9,988                10,083
 06/30/1997      11,607                11,623
 09/30/1997      13,334                13,363
 12/31/1997      12,888                13,128
 03/31/1998      14,184                14,730
 06/30/1998      13,523                13,746
 09/30/1998      10,798                10,791
 12/31/1998      12,559                12,419
 03/31/1999      11,877                11,828
 06/30/1999      13,724                13,165
 09/30/1999      12,857                13,285
 12/31/1999      15,229                17,953
 03/31/2000      16,307                19,471
 06/30/2000      15,691                18,097
 09/30/2000      15,865                18,484
 12/31/2000      14,769                16,058
 03/31/2001      13,809                13,599
 06/30/2001      15,781                15,845
 09/30/2001      12,500                12,201
 12/31/2001      15,135                14,706
 03/31/2002      15,739                15,232
 06/30/2002      14,424                13,654
 09/30/2002      11,338                11,112
 12/31/2002      12,035                11,612
 03/31/2003      11,495                10,559
 06/30/2003      14,187                12,652
 09/30/2003      15,473                13,329
 12/31/2003      17,722                14,947




--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic Materials     2.0%
Communications      7.4%
Cyclical           16.6%
Diversified         0.5%
Energy              6.7%
Financial          19.0%
Industrial          7.7%
Non-Cyclical       18.5%
Technology         19.0%
Utilities           2.6%

    -------------------------------------------------------------
                                 Average Annual Return/4/
                              (for the period ended 12/31/03
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/5/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    28.73% -2.36%  3.78%       5.38%
          Class B         28.28%    --     --        4.15%
    -------------------------------------------------------------
- - Russell 2000 Index/1/ 47.25%  6.26%  7.14%       7.72%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.
/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.
/2/The Russell 2500 Index is an unmanaged index and measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $742.7 million; the median market capitalization was approximately $463.3 million. The Index had a total market capitalization range of approximately $3.1 billion to $116.6 million. The Index does not include fees or expenses and is not available for direct investment.
/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment. /4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.
/5/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.
Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                       For the year ended 12/31/03
Managed by Putnam Investment Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Performance
During the year, the Portfolio underperformed its benchmark but posted strong absolute returns. Strong results in the utilities and healthcare sectors were offset by unfavorable impacts from technology and financials. Over the period, the U.S. equity market rebounded from three declining years and registered its strongest performance since 1997. The U.S. economy also witnessed a healthy recovery, with growth in the third quarter at a level not seen in twenty years.

The sector that detracted most from performance was technology. An underweight to communications equipment maker Cisco Systems, Inc. had the largest negative impact. Its shares posted a strong gain as continued signs of economic growth spurred anticipation of increased corporate technology spending. Semiconductor firms registered among the strongest advances, and the Portfolio's underweight to Texas Instruments, Inc. also hindered performance.

Stock selection in the financial sector also had a negative impact, in particular overweight exposure to mortgage lenders Freddie Mac and Fannie Mae. This was attributable to Freddie Mac's steep decline in June after the company announced a major senior management regime change amid further delays in the completion of its reaudit. The event had a similar impact on Fannie Mae's shares. An overweight to Fifth Third Bancorp also detracted as its shares registered only a minor advance during the year.

Utilities had the largest favorable impact on the Portfolio. Careful stock selection within the sector was most responsible for relative outperformance, primarily due to overweight exposure to Edison International and PG&E Corporation. Shares in both of these names handily outpaced the benchmark over the year.

The healthcare sector also had a positive impact on performance during the period. Stock selection in the sector was particularly beneficial, with a significant boost to results stemming from the avoidance of large-cap pharmaceuticals Merck, Schering-Plough, and Eli Lilly. Each of these names suffered steep declines during a year that witnessed slower drug launches and an increase in generic conversions. Our focus on specialty pharmaceutical firm Forest Laboratories, however, was also helpful as it shares significantly outperformed the overall healthcare sector.

Outlook: U.S. Equity Markets
Overall, corporate earnings are expected to continue to move higher this year, although at a slower rate than experienced in 2003. The S&P 500 Index/1/ has risen more than 38% since bottoming in March 2003, and now trades at a price/earnings ratio significantly higher than historic averages. In addition to strong fundamentals that corporations are currently benefiting from, the macro environment also looks encouraging. Low inflation and interest rates, continued monetary and fiscal policy support, improving employment and increasing corporate spending, as well as a Presidential election year all indicate another positive year for stocks.

Portfolio Strategy
As always, the Portfolio reflects the best of our research ideas. Stocks are selected based on their bottom-up fundamental strengths. We recently added Exxon Mobil Corp. (oil & gas), Colgate-Palmolive Co. (household products), and Family Dollar Stores, Inc. (specialty retail) to the Portfolio. We also expanded our existing position in Verizon Communications, Inc. (diversified telecommunications) and sold off Comcast and Johnson & Johnson (pharmaceuticals).

Putnam Global Equity Research Committee
Putnam Investment Management LLC

The views expressed are exclusively those of Putnam Investment Management LLC as of December 31, 2003. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Pfizer, Inc.                         4.50%
                 ---------------------------------------------
                 Microsoft Corp.                      3.86%
                 ---------------------------------------------
                 American International Group, Inc.   3.62%
                 ---------------------------------------------
                 Wal-Mart Stores, Inc.                2.89%
                 ---------------------------------------------
                 Intel Corp.                          2.81%
                 ---------------------------------------------
                 Exxon Mobil Corp.                    2.79%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.57%
                 ---------------------------------------------
                 Verizon Communications, Inc.         2.54%
                 ---------------------------------------------
                 General Electric Co.                 1.99%
                 ---------------------------------------------
                 Hewlett Packard Co.                  1.82%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic Materials     2.4%
Communications      9.5%
Cyclical           16.9%
Diversified         2.8%
Energy              8.4%
Financial          20.8%
Industrial          6.6%
Non-Cyclical       17.5%
Technology         12.7%
Utilities           2.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                       For the year ended 12/31/03
Managed by Putnam Investment Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   Met/Putnam Research Portfolio, managed by
             Putnam Investment Management LLC vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                   Met/Putnam Research
                S&P 500 Index/1/        Portfolio
                ----------------   -------------------
 02/12/2001         $10,000              $10,000
 03/31/2001           8,512                8,350
 06/30/2001           9,010                9,000
 09/30/2001           7,687                7,229
 12/31/2001           8,509                8,166
 03/31/2002           8,533                8,106
 06/30/2002           7,389                6,991
 09/30/2002           6,113                5,896
 12/31/2002           6,628                6,467
 03/31/2003           6,420                6,134
 06/30/2003           7,408                7,093
 09/30/2003           7,605                7,265
 12/31/2003           8,531                8,041




    -----------------------------------------------------
                         Average Annual Return/2/
                         (for the period ended 12/31/03)
    -----------------------------------------------------
                         1 Year     Since Inception/3/
    -----------------------------------------------------
    Met/ Putnam Research
    Portfolio--Class A   24.61%           2.74%
--  Class B              24.34%          -7.28%
    -----------------------------------------------------
- - S&P 500 Index/1/     28.69%          -5.30%
    -----------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 10/16/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/03
Managed by Third Avenue Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


During the calendar year 2003, the Met Investors Series Trust Third Avenue Small Cap Value Portfolio Class A shares appreciated by 41.5%, compared to increases of 28.7%, 47.3% and 46.0%, for the S&P 500/1/, Russell 2000/2/ and Russell 2000 Value/3/ indices, respectively. Since inception in May, 2002, the Portfolio is up 10.3%, compared to gains of 3.8%, 6.8% and 8.2% for the S&P 500, Russell 2000 and Russell 2000 Value indices, respectively.

The strong absolute performance during 2003 was driven by significant appreciation from many of our technology holdings including CommScope, Inc. (up 69%), AVX Corp (up 70%) and Geac Computer Corp., Ltd. (up 91%). Additionally, our investments in financial services companies performed well, led by Ichiyoshi Securities Co., Ltd., a Japanese brokerage firm (up 178%). Finally, the performance of the Portfolio benefited by appreciation in our holdings of energy/coal companies, such as coal producer Fording Canadian Coal Trust (up 98% from our cost).

The negative performance, relative to the small cap indices, was primarily due to our relatively high cash position, which averaged roughly 15% through the year. At Third Avenue Management, we utilize a disciplined bottom-up investment approach to identify securities of companies that we believe to be "Safe and Cheap," based on their financial strength, reasonable management teams, readily available financial information and disclosure and pricing significantly below their private market values. While we uncovered numerous securities that satisfied our "Safe" criteria, it was more difficult to find securities that we believed to be "Cheap," resulting in the higher than normal cash balances.

Additionally, our relative performance was negatively impacted by the nature of the rally in the small-cap indices. Specifically, highly leveraged/speculative companies were strong performers during the period, partially due to declining interest rates and improving capital markets. In this environment, our longstanding focus on companies with strong financial positions did not help our short-term results. Nevertheless, we doubt that such "easy" capital market access will persist for the long term and will therefore continue to invest in equities of companies with strong financial positions.

During the year, we acquired 26 new positions and eliminated 9 positions, increasing the number of holdings in the Portfolio to 68. Particular areas of focus included health care staffing (AMN Healthcare Services Inc., Cross Country Healthcare, Inc., and On Assignment, Inc.), retail (Circuit City Stores, Inc., Dress Barn Inc. (The), and The Buckle, Inc.), energy/coal (Fording Canadian Coal Trust, Willbros Group, Inc., and Smedvig ASA), technology (Advanced Power Technology, Inc. and Scientific-Atlanta, Inc.), financial services/insurance (Brit Insurance Holdings Plc, Mony Group, Inc.
(The), and Leucadia National Corp.) and manufactured/modular housing (Skyline Corp., Cavco Industries, Inc. and Coachman Industries, Inc.). In each case, we identified several well-capitalized companies whose stock prices were depressed below our estimate of private market value due to a weak near-term earnings outlook. Other significant new positions included JAKKS Pacific Inc., Jones Lang LaSalle, Inc., Keith Companies, Inc. (The), Lindsay Manufacturing Co. and Quanta Services, Inc. The Portfolio sales were primarily due to appreciation of securities to the point of gross overvaluation (Ciena Corp., Makita, Roxio, Cap Gemini, Kemet), potential permanent impairments of capital (Aquila), takeovers (Bergesen) or portfolio management/market cap considerations (Brookfield Properties Corp.).

Although valuations are getting stretched in the current rising stock market environment, we remain excited about our Portfolio and are encouraged about several developments that occurred during the year. First, several of our companies utilized their strong financial positions to acquire attractive assets at depressed prices during the year. Examples included CommScope, Inc., Bel Fuse, Inc., Coherent, Inc., Geac Computer Corp., Ltd., LNR Property Corp., Tellabs, Inc. and TriQuint Semiconductor, Inc. Secondly, the management teams of many of our companies have significantly restructured their businesses, resulting in vastly improved cost structures that are starting to yield benefits as business conditions improve. A few of the many examples include AVX Corp, Comverse Technology, Inc., Instinet Group, Inc., Electro Scientific Industries, Inc., and Park Electrochemical Corp. Finally, although dividend tax relief has not had a significant impact on the companies in our Portfolio to date, other than a modest special dividend issued by Westwood Holdings Group, Inc., we believe that several of our holdings will have the opportunity to return cash to shareholders through a special dividend, given their large cash positions and improving business conditions.

Curtis Jensen
Ian Lapey
Portfolio Managers
Third Avenue Management LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               LNR Property Corp.                       2.66%
               -------------------------------------------------
               St. Joe Co. (The)                        2.48%
               -------------------------------------------------
               Forest City Enterprises, Inc.--Class A   2.26%
               -------------------------------------------------
               Catellus Development Corp.               2.26%
               -------------------------------------------------
               AVX Corp.                                2.19%
               -------------------------------------------------
               CommScope, Inc.                          2.16%
               -------------------------------------------------
               Alexander & Baldwin, Inc.                2.04%
               -------------------------------------------------
               Trammell Crow Co.                        2.02%
               -------------------------------------------------
               Maxwell Shoe Co., Inc.--Class A          1.94%
               -------------------------------------------------
               Leucadia National Corp.                  1.86%
               -------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/2003
                                    [CHART]

Basic Materials      6.1%
Communications       5.6%
Cyclical            13.3%
Diversified          2.1%
Energy               5.5%
Financial           35.3%
Industrial          21.7%
Non-Cyclical         7.9%
Technology           2.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/03
Managed by Third Avenue Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

              Third Avenue Small Cap Value Portfolio, managed by
         Third Avenue Management LLC, vs. Russell 2000 Value Index/3/
                           Growth Based on $10,000+

                                    [CHART]

               Russell 2000           Third Avenue Small
               Value Index/3/         Cap Value Portfolio
               --------------         -------------------
05/01/2002       $10,000                    $10,000
06/30/2002         9,455                      9,240
09/30/2002         7,442                      7,380
12/31/2002         7,808                      8,322
03/31/2003         7,412                      8,040
06/30/2003         9,096                      9,506
09/30/2003         9,799                     10,490
12/31/2003        11,403                     11,777



    -------------------------------------------------------------
                                 Average Annual Return/4/
                                 (for the period ended 12/31/03)
    -------------------------------------------------------------
                                 1 Year     Since Inception/5/
    -------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A           41.52%           10.28%
      Class B                    41.41%           10.14%
    -------------------------------------------------------------
- - Russell 2000 Value Index/3/  46.03%            8.16%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower book-to-price ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio              For the year ended 12/31/03
(Formerly MFS Mid Cap Growth Portfolio)
Managed by T. Rowe Price Associates, Inc.
Letter to Policyholders

--------------------------------------------------------------------------------

U.S. stocks bounced back from a three-year bear market in 2003, with several major indexes finishing the year at their highest levels in nearly two years. After a dismal first quarter blanketed by concern about a double-dip recession and pending war with Iraq, the market began to climb in late March in the midst of the war. A new round of tax cuts and a late-June reduction in the fed funds target rate encouraged investors that the economy would begin to improve. The rally accelerated as the year progressed, aided by stronger corporate earnings growth, mounting evidence of a self-sustaining economic recovery, and repeated assurances from Federal Reserve officials that short-term interest rates could remain low "for a considerable period" due to low inflation. Rising commodity prices were a boon for energy and various industrial and materials companies. Small- and mid-cap shares outperformed large-caps by a substantial margin for the year, and growth outperformed value for the first time in years, led by technology stocks.

The Met Investors Series Trust T. Rowe Price Mid-Cap Growth Portfolio posted a very strong return for the year, outpacing the broad S&P MidCap 400 Index/1/ but modestly trailing the aggressive-growth-oriented Russell Midcap Growth Index/2/.

Top contributors included:

  . Omnicare, Inc., the undisputed leader in pharmacy services for long-term care institutions such as nursing homes, rose steadily throughout the year as the company continued to execute well. Omnicare, Inc., has gained market share and is assimilating recent acquisitions, which should soon begin boosting earnings.

  . Wireless communications service provider Nextel Communications, Inc., which continued to show business strength with new subscriber additions and the success of its Nationwide Direct Connect product.

  . Discount consumer electronics leader Best Buy Co., Inc., which bounced back from depressed levels early in the year on the strength of robust demand for the latest products, such as computers and digital cameras.

Top detractors included:

  . Shares of weight loss services provider Weight Watchers International, Inc. fell due to a lack of near-term visibility for the company's new program innovation in North America and the emerging popularity of low-carbohydrate diets. As the new program gains traction, it is expected to drive growth.

  . Data processor and insurance wholesaler BISYS Group, which delivered a series of earnings disappointments and warnings, causing a serious loss of confidence in management. We eliminated our position.

  . Biotechnology company Vertex Pharmaceuticals, Inc., which fell sharply on the news that it had voluntarily halted trials on its promising experimental rheumatoid arthritis treatment.

The U.S. economy has made significant progress clearing through the debris left by the collapse of the late 1990s bubble and building a new foundation from which to grow. We expect strong Gross Domestic Product (GDP) growth in 2004, though at a slower pace than in the last half of 2003. Enormous productivity gains--the third quarter increase was the largest in 20 years--continued low inflation, a rebound in business capital spending, and recent job gains are all favorable for growth and for the financial markets. However, imbalances from the bubble years remain, and new concerns are cropping up: profligate fiscal and monetary policies, a weak U.S. dollar, and the prospect that these factors, along with stronger economic growth, will create upward pressure on interest rates.

Overall, in our view prospects for equities in 2004 are favorable. Mid-caps have outperformed large-caps for nearly five years, and no longer trade at a substantial valuation discount as in 1999. We believe the current mid-cap outperformance cycle could last three to four more years which may drive mid-cap valuations over large-caps. Yet with the dollar slipping on the heels of a strong run for mid-caps in 2003, a pause in the superior performance of mid-caps should not be unexpected.

Team managed

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Omnicare, Inc.                         1.97%
                -----------------------------------------------
                ChoicePoint, Inc.                      1.36%
                -----------------------------------------------
                Rockwell Collins, Inc.                 1.21%
                -----------------------------------------------
                Manor Care Inc.                        1.20%
                -----------------------------------------------
                DST Systems, Inc.                      1.19%
                -----------------------------------------------
                BJ Services Co.                        1.19%
                -----------------------------------------------
                Nucor Corp.                            1.17%
                -----------------------------------------------
                Manpower, Inc.                         1.16%
                -----------------------------------------------
                Whole Foods Market, Inc.               1.14%
                -----------------------------------------------
                Nextel Communications, Inc.--Class A   1.07%
                -----------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic materials       3.9%
Communications       14.4%
Cyclical             12.4%
Diversified           2.3%
Energy                7.6%
Financial             7.3%
Industrial            6.0%
Non-Cyclical         33.1%
Technology           13.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio              For the year ended 12/31/03
(Formerly MFS Mid Cap Growth Portfolio)
Managed by T. Rowe Price Associates, Inc.
Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              T. Rowe Price Mid-Cap Growth Portfolio, managed by
      T. Rowe Price Associates, Inc., vs. Russell Midcap Growth Index/2/
                           Growth Based on $10,000+

                                    [CHART]

              T. Rowe Price Mid-Cap         Russell Midcap
                Growth Portfolio             Growth Index/5/
                ----------------             ---------------
 2/12/2001          $10,000                      $10,000
 3/31/2001            7,950                        7,729
 6/30/2001            9,500                        8,980
 9/30/2001            6,570                        6,483
12/31/2001            8,340                        8,238
 3/31/2002            7,701                        8,092
 6/30/2002            5,340                        6,614
 9/30/2002            4,350                        5,478
12/31/2002            4,668                        5,981
 3/31/2003            4,577                        5,979
 6/30/2003            5,463                        7,101
 9/30/2003            5,684                        7,609
12/31/2003            6,378                        8,535


    ---------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the period ended 12/31/03)
    ---------------------------------------------------------------
                                   1 Year     Since Inception/4/
    ---------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A             37.12%          -14.48%
--    Class B                      36.64%          -14.44%
      Class E                      36.77%           -6.61%
    ---------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 42.71%           -5.34%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.


/1/The S&P MidCap 400 Index consists of 400 domestic stocks of midsize companies (market cap range of $3 billion to $900 million) in the U.S. market. The Index does not include fees or expenses and is not available for direct investment.

/4/The Lipper Mid-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Index is unmanaged, does not include fees or expenses and is not available for direct investment.

/2/The Russell Mid Cap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                Shares     (Note 2)
        ----------------------------------------------------------------

        Common Stocks - 82.4%
        Auto Components - 1.1%
        Genuine Parts Co........................     80,000 $  2,656,000
                                                            ------------
        Banks - 1.8%
        Marshall & Ilsley Corp..................     33,800    1,292,850
        TCF Financial Corp......................     57,100    2,932,085
                                                            ------------
                                                               4,224,935
                                                            ------------
        Chemicals - 4.6%
        Engelhard Corp..........................     64,000    1,916,800
        International Flavors & Fragrances, Inc.    170,000    5,936,400
        Scotts Co. (The) Class A*(a)............     49,200    2,910,672
                                                            ------------
                                                              10,763,872
                                                            ------------
        Commercial Services & Supplies - 8.0%
        Ceridian Corp.*.........................    240,000    5,025,600
        Certegy, Inc............................     87,200    2,860,160
        Pitney Bowes, Inc.......................     39,300    1,596,366
        Republic Services, Inc..................    165,000    4,228,950
        Valassis Communications, Inc.*(a).......    105,000    3,081,750
        Viad Corp...............................     80,600    2,015,000
                                                            ------------
                                                              18,807,826
                                                            ------------
        Construction Materials - 0.6%
        Martin Marietta Materials, Inc..........     31,200    1,465,464
                                                            ------------
        Containers & Packaging - 1.4%
        Pactiv Corp.*...........................    140,000    3,346,000
                                                            ------------
        Electric Utilities - 3.3%
        FPL Group, Inc..........................     22,500    1,471,950
        TECO Energy, Inc.(a)....................    142,800    2,057,748
        Wisconsin Energy Corp...................    127,000    4,248,150
                                                            ------------
                                                               7,777,848
                                                            ------------
        Electrical Equipment - 1.8%
        Grainger (W.W.), Inc....................     52,400    2,483,236
        Molex, Inc. - Class A...................     59,000    1,732,240
                                                            ------------
                                                               4,215,476
                                                            ------------
        Electronic Equipment & Instruments - 6.9%
        Agilent Technologies, Inc.*.............     66,400    1,941,536
        Amphenol Corp. - Class A*...............     35,000    2,237,550
        L-3 Communications Holdings, Inc.*(a)...     61,400    3,153,504
        Microchip Technology, Inc...............     79,750    2,660,460
        Novellus Systems, Inc.*.................     49,400    2,077,270
        Vishay Intertechnology, Inc.*(a)........     88,000    2,015,200
        Xilinx, Inc.*...........................     57,900    2,243,046
                                                            ------------
                                                              16,328,566
                                                            ------------
        Energy Equipment & Services - 1.0%
        Cooper Cameron Corp.*...................     51,500    2,399,900
                                                            ------------
        Food Products - 2.2%
        Campbell Soup Co........................    190,000    5,092,000
                                                            ------------

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Food Retailers - 2.0%
       Kroger Co.*.................................. 148,600 $  2,750,586
       Safeway, Inc.*...............................  87,900    1,925,889
                                                             ------------
                                                                4,676,475
                                                             ------------
       Health Care Equipment & Supplies - 7.0%
       Apogent Technologies, Inc.*(a)............... 203,000    4,677,120
       Bard (C.R.), Inc.............................  21,800    1,771,250
       Mettler-Toledo International, Inc.*..........  72,700    3,068,667
       Millipore Corp.*.............................  57,300    2,466,765
       Waters Corp.*................................ 137,000    4,542,920
                                                             ------------
                                                               16,526,722
                                                             ------------
       Hotels, Restaurants & Leisure - 3.8%
       Brunswick Corp............................... 185,000    5,888,550
       Lee Enterprises, Inc.........................  25,900    1,130,535
       Outback Steakhouse, Inc......................  42,000    1,856,820
                                                             ------------
                                                                8,875,905
                                                             ------------
       Household Durables - 2.6%
       Herman Miller, Inc........................... 104,500    2,536,215
       Mohawk Industries, Inc.*.....................  50,400    3,555,216
                                                             ------------
                                                                6,091,431
                                                             ------------
       Household Products - 1.3%
       Newell Rubbermaid, Inc....................... 135,300    3,080,781
                                                             ------------
       Industrial-Diversified - 4.8%
       ITT Industries, Inc..........................  24,400    1,810,724
       Pentair, Inc.................................  71,400    3,262,980
       Roper Industries, Inc........................  58,000    2,857,080
       SPX Corp.*...................................  58,300    3,428,623
                                                             ------------
                                                               11,359,407
                                                             ------------
       Insurance - 3.2%
       ACE, Ltd.....................................  63,000    2,609,460
       MGIC Investment Corp.(a).....................  33,400    1,901,796
       Principal Financial Group, Inc...............  88,000    2,910,160
                                                             ------------
                                                                7,421,416
                                                             ------------
       IT Consulting & Services - 1.0%
       Affiliated Computer Services, Inc. - Class A*  44,200    2,407,132
                                                             ------------
       Machinery - 3.3%
       Dover Corp................................... 140,000    5,565,000
       Rockwell Automation, Inc.....................  65,400    2,328,240
                                                             ------------
                                                                7,893,240
                                                             ------------
       Media - 1.0%
       New York Times Co. - Class A.................  51,100    2,442,069
                                                             ------------
       Oil & Gas - 7.2%
       BJ Services Co.*.............................  67,000    2,405,300
       Devon Energy Corp............................  28,653    1,640,671
       Noble Corp.*.................................  66,000    2,361,480
       Pioneer Natural Resources Co.*...............  80,000    2,554,400
       Smith International, Inc.*...................  57,900    2,404,008

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Oil & Gas - continued
        Valero Energy Corp........................  65,200 $  3,021,368
        XTO Energy, Inc...........................  94,500    2,674,350
                                                           ------------
                                                             17,061,577
                                                           ------------
        Pharmaceuticals - 3.5%
        AmerisourceBergen Corp....................  27,600    1,549,740
        IMS Health, Inc........................... 174,300    4,333,098
        Teva Pharmaceutical Industries, Ltd. (ADR)  43,000    2,438,530
                                                           ------------
                                                              8,321,368
                                                           ------------
        Retail - Specialty - 1.1%
        Family Dollar Stores, Inc.................  72,000    2,583,360
                                                           ------------
        Semiconductor Equipment & Products - 1.2%
        ASML Holding N.V.*(a)..................... 140,200    2,811,010
                                                           ------------
        Software - 4.2%
        Cadence Design Systems, Inc.*.............  71,400    1,283,772
        Computer Associates International, Inc.... 233,100    6,372,954
        Diebold, Inc..............................  42,000    2,262,540
                                                           ------------
                                                              9,919,266
                                                           ------------
        Textiles, Apparel & Luxury Goods - 2.5%
        NIKE, Inc. - Class B......................  39,700    2,717,862
        V.F. Corp.................................  72,000    3,113,280
                                                           ------------
                                                              5,831,142
                                                           ------------
        Total Common Stocks (Cost $165,758,177)             194,380,188
                                                           ------------

     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 27.7%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $5,000 on 01/02/04
       collateralized by $5,000 FNMA 6.50%
       due 08/15/04 with at value of $5,413...... $     5,000 $      5,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $52,274,468 on
       01/02/04 collateralized by $53,010,000
       FNMA 1.18% due 07/27/04 with at value
       of $53,321,010............................  52,272,000   52,272,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  13,165,834   13,165,834
                                                              ------------
     Total Short-Term Investments
     (Cost $65,442,834)                                         65,442,834
                                                              ------------

     TOTAL INVESTMENTS - 110.1%
     (Cost $231,201,011)                                       259,823,022

     Other Assets and Liabilities (net) - (10.1%)              (23,773,279)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $236,049,743
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                            Shares   (Note 2)
           ----------------------------------------------------------

           Common Stocks - 90.3%
           Aerospace & Defense - 0.5%
           Engineered Support Systems, Inc.(a)... 21,650 $  1,192,049
                                                         ------------
           Airlines - 0.3%
           Frontier Airlines, Inc.*(a)........... 49,400      704,444
                                                         ------------
           Automobiles - 0.4%
           CarMax, Inc.*......................... 28,400      878,412
                                                         ------------
           Banks - 2.6%
           East West Bancorp, Inc.(a)............ 20,200    1,084,336
           Greater Bay Bancorp................... 22,400      637,952
           PrivateBancorp, Inc.(a)............... 16,200      737,424
           Prosperity Bancshares, Inc............ 28,800      648,576
           Silicon Valley Bancshares*(a)......... 26,000      937,820
           Southwest Bancorp of Texas, Inc....... 20,600      800,310
           UCBH Holdings, Inc.(a)................ 25,000      974,250
                                                         ------------
                                                            5,820,668
                                                         ------------
           Biotechnology - 2.4%
           Affymetrix, Inc.*(a).................. 26,500      652,165
           Ciphergen Biosystems, Inc.*(a)........ 51,900      583,356
           Cytyc Corp.*.......................... 62,800      864,128
           Digene Corp.*(a)...................... 28,900    1,158,890
           Genencor Intl., Inc.*................. 34,600      544,950
           Harvard Bioscience, Inc.*............. 69,300      616,770
           VISX, Inc.*(a)........................ 40,400      935,260
                                                         ------------
                                                            5,355,519
                                                         ------------
           Chemicals - 0.2%
           Spartech Corp.(a)..................... 22,400      551,936
                                                         ------------
           Commercial Services & Supplies - 10.6%
           Administaff, Inc.*(a)................. 57,700    1,002,826
           Advisory Board Co.*................... 25,200      879,732
           aQuantive, Inc.*(a)................... 69,300      710,325
           ASE Test, Ltd.*(a).................... 75,000    1,122,750
           Charles River Associates, Inc.*(a).... 24,100      770,959
           Corinthian Colleges, Inc.*............ 18,000    1,000,080
           Corporate Executive Board Co.*(a)..... 29,000    1,353,430
           CoStar Group, Inc.*................... 33,700    1,404,616
           Digital Insight Corp.*(a)............. 31,700      789,330
           Education Management Corp.*(a)........ 30,700      952,928
           eResearch Technology, Inc.*(a)........ 26,349      669,791
           Euronet Worldwide, Inc.*(a)........... 69,300    1,247,400
           Forrester Research, Inc.*............. 37,500      670,125
           Gen Probe, Inc.*...................... 30,000    1,094,100
           ICON Plc (ADR)*....................... 26,000    1,133,600
           Iron Mountain, Inc.*(a)............... 17,200      680,088
           Kroll, Inc.*.......................... 25,200      655,200
           Kronos, Inc.*......................... 13,900      550,579
           PDI, Inc.*............................ 28,100      753,361
           Pediatrix Medical Group, Inc.*........ 12,600      694,134
           ScanSource, Inc.*(a).................. 19,100      871,342

          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Commercial Services & Supplies - continued
          Stericycle, Inc.*....................... 25,400 $  1,186,180
          Sylvan Learning Systems, Inc.*.......... 26,000      748,540
          Tetra Technologies, Inc.*(a)............ 43,300    1,076,438
          Waste Connections, Inc.*................ 22,600      853,602
          Wireless Facilities, Inc.*(a)........... 44,900      667,214
                                                          ------------
                                                            23,538,670
                                                          ------------
          Communications Equipment - 3.2%
          ADTRAN, Inc............................. 16,900      523,900
          Aeroflex, Inc.*(a)...................... 72,900      852,201
          CACI International, Inc. - Class A*(a).. 18,800      914,056
          Intrado, Inc.*.......................... 33,700      739,715
          Plantronics, Inc.*...................... 26,000      848,900
          Polycom, Inc.*(a)....................... 28,900      564,128
          REMEC, Inc.*(a)......................... 69,300      582,813
          SafeNet, Inc.*(a)....................... 39,700    1,221,569
          UTStarcom, Inc.*(a)..................... 22,900      848,903
                                                          ------------
                                                             7,096,185
                                                          ------------
          Computers & Peripherals - 1.6%
          Cray, Inc.*(a).......................... 45,500      451,815
          Lexar Media, Inc.*(a)................... 50,500      880,215
          M-Systems Flash Disk Pioneers, Ltd.*(a). 37,500      648,000
          Neoware Systems, Inc.*(a)............... 31,100      426,070
          SanDisk Corp.*.......................... 10,000      611,400
          Stratasys, Inc.*........................ 21,800      594,268
                                                          ------------
                                                             3,611,768
                                                          ------------
          Construction Materials - 1.1%
          Insight Enterprises, Inc.*(a)........... 57,700    1,084,760
          Toll Brothers, Inc.*(a)................. 16,100      640,136
          Trex Co., Inc.*(a)...................... 18,500      702,630
                                                          ------------
                                                             2,427,526
                                                          ------------
          Electronic Equipment & Instruments - 11.1%
          Actel Corp.*(a)......................... 38,100      918,210
          Applied Films Corp.*(a)................. 48,800    1,611,376
          Avocent Corp.*.......................... 29,800    1,088,296
          Cymer, Inc.*(a)......................... 26,000    1,200,940
          Daktronics, Inc.*(a).................... 32,500      817,700
          FEI Co.*(a)............................. 40,400      909,000
          Fisher Scientific International, Inc.(a) 14,900      616,413
          FLIR Systems, Inc.*(a).................. 28,900    1,054,850
          II-VI, Inc.*(a)......................... 28,900      745,620
          Imax Corp.*(a).......................... 89,800      710,318
          Integrated Circuit Systems, Inc.*(a).... 38,400    1,094,016
          Intersil Corp. - Class A................ 23,576      585,863
          Keithley Instruments, Inc.(a)........... 42,100      770,430
          Micrel, Inc.*(a)........................ 44,900      699,542
          Mykrolis Corp.*......................... 77,100    1,239,768
          OmniVision Technologies, Inc.*(a)....... 17,300      955,825
          PerkinElmer, Inc........................ 41,400      706,698
          Photon Dynamics, Inc.*(a)............... 32,800    1,319,872

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Electronic Equipment & Instruments - continued
         Pixelworks, Inc.*......................... 56,100 $    619,344
         Tech Data Corp.*(a)....................... 23,100      916,839
         Tektronix, Inc............................ 32,100    1,014,360
         Trimble Navigation, Ltd.*(a).............. 43,300    1,612,492
         Tripath Technology, Inc.*(a).............. 98,200      677,580
         TTM Technologies, Inc.*(a)................ 56,100      946,968
         Wilson Greatbatch Technologies, Inc.*(a).. 25,400    1,073,658
         Zoran Corp.*(a)........................... 30,900      537,351
                                                           ------------
                                                             24,443,329
                                                           ------------
         Energy Equipment & Services - 0.5%
         FMC Technologies, Inc.*................... 43,300    1,008,890
                                                           ------------
         Financial Services - 2.4%
         Affiliated Managers Group, Inc.*(a)....... 11,700      814,203
         Doral Financial Corp...................... 19,249      621,358
         eSPEED, Inc. - Class A*................... 37,500      877,875
         Investors Financial Services Corp.(a)..... 15,900      610,719
         Jeffries Group, Inc.(a)................... 26,000      858,520
         Knight Trading Group, Inc.*............... 40,300      589,992
         Strayer Education, Inc....................  7,900      859,757
                                                           ------------
                                                              5,232,424
                                                           ------------
         Food & Drug Retailing - 0.6%
         Sunopta, Inc.*(a)......................... 60,600      559,338
         Whole Foods Market, Inc................... 11,400      765,282
                                                           ------------
                                                              1,324,620
                                                           ------------
         Food Products - 1.0%
         Performance Food Group Co.*(a)(b)......... 26,200      947,654
         United Natural Foods, Inc.*............... 36,500    1,310,715
                                                           ------------
                                                              2,258,369
                                                           ------------
         Health Care Equipment & Supplies - 6.4%
         Advanced Neuromodulation Systems, Inc.*(a) 20,199      928,750
         American Medical Systems Holdings, Inc.*.. 18,800      409,840
         Bruker Biosciences Corp.*(a).............. 74,663      339,717
         Closure Medical Corp.*.................... 27,700      939,861
         Cyberonics, Inc.*(a)...................... 26,000      832,260
         Diagnostic Products Corp.(a).............. 12,700      583,057
         ICU Medical, Inc.*(a)..................... 17,350      594,758
         Integra LifeSciences Holdings*(a)......... 25,600      732,928
         Martek Biosciences Corp.*(a).............. 17,300    1,123,981
         OraSure Technologies, Inc.*(a)............ 72,900      580,284
         Priority Healthcare Corp. - Class B*(a)... 31,700      764,287
         ResMed, Inc.*(a).......................... 20,600      855,724
         STERIS Corp.*............................. 34,600      781,960
         Techne Corp.*(a).......................... 23,500      887,830
         Therasense, Inc.*(a)...................... 51,900    1,053,570
         Varian, Inc.*(a).......................... 32,800    1,368,744
         Wright Medical Group, Inc.*............... 22,400      681,856
         Zoll Medical Corp.*(a).................... 19,000      674,120
                                                           ------------
                                                             14,133,527
                                                           ------------

          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Health Care Providers & Services - 3.3%
          Accredo Health, Inc.*(a)(b)............ 37,549 $  1,186,924
          Amsurg Corp.*(a)....................... 16,800      636,552
          DaVita, Inc.*.......................... 18,500      721,500
          LifePoint Hospitals, Inc.*(a).......... 36,100    1,063,145
          NBTY, Inc.*............................ 33,700      905,182
          Odyssey Healthcare, Inc.*.............. 36,923    1,080,367
          Triad Hospitals, Inc.*................. 25,700      855,039
          VCA Antech, Inc.*(a)................... 30,900      957,282
                                                         ------------
                                                            7,405,991
                                                         ------------
          Hotels, Restaurants & Leisure - 5.1%
          Alliance Gaming Corp.*................. 41,000    1,010,650
          Kerzner International, Ltd.*........... 19,300      751,928
          Krispy Kreme Doughnuts, Inc.*(a)....... 15,100      552,660
          Mandalay Resort Group(a)............... 16,500      737,880
          Marvel Enterprises, Inc.*(a)........... 34,800    1,013,028
          P.F. Chang's China Bistro, Inc.*(a)(b). 26,000    1,322,880
          Panera Bread Co. - Class A*(a)......... 24,200      956,626
          Penn National Gaming, Inc.*............ 29,300      676,244
          RARE Hospitality International, Inc.*.. 46,150    1,127,906
          Shuffle Master, Inc.*(a)............... 28,600      990,132
          Sonic Corp.*(a)........................ 30,000      918,600
          Station Casinos, Inc................... 28,900      885,207
          Steiner Leisure, Ltd.*................. 28,900      413,270
                                                         ------------
                                                           11,357,011
                                                         ------------
          Household Durables - 0.6%
          Bombay Company, Inc.*(a)............... 73,000      594,220
          TiVo, Inc.*(a)......................... 89,500      662,300
                                                         ------------
                                                            1,256,520
                                                         ------------
          Industrial Conglomerates - 0.3%
          Fastenal Co.(a)........................ 11,200      559,328
                                                         ------------
          Insurance - 0.9%
          HCC Insurance Holdings, Inc.(a)........ 25,700      817,260
          Navigators Group, Inc.*................ 20,200      623,574
          ProAssurance Corp.*(a)................. 19,100      614,065
                                                         ------------
                                                            2,054,899
                                                         ------------
          Internet Software & Services - 0.8%
          CNET Networks, Inc.*(a)................ 69,300      472,626
          Internet Security Systems, Inc.*(a).... 43,800      824,754
          Netease.com, Inc. (ADR)*............... 11,500      424,350
                                                         ------------
                                                            1,721,730
                                                         ------------
          Machinery - 0.3%
          AGCO Corp.*(a)......................... 34,600      696,844
                                                         ------------
          Media - 3.1%
          Cox Radio, Inc. - Class A*(a).......... 26,000      655,980
          Cumulus Media, Inc. - Class A*......... 33,700      741,400
          Entravision Communications Corp.*...... 64,500      715,950
          Getty Images, Inc.*.................... 28,800    1,443,744
          Macrovision Corp.*..................... 44,300    1,000,737

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


    -----------------------------------------------------------------------
    Security                                                      Value
    Description                                        Shares    (Note 2)
    -----------------------------------------------------------------------

    Media - continued
    Pixar, Inc.*(a)...................................  11,100 $    769,119
    Radio One, Inc. - Class A*(a).....................  29,400      574,770
    Radio One, Inc. - Class D*(a).....................  46,200      891,660
                                                               ------------
                                                                  6,793,360
                                                               ------------
    Metals & Mining - 0.3%
    Gibraltar Steel Corp..............................  22,400      563,360
                                                               ------------
    Mutual Funds - 0.3%
    iShares Nasdaq Biotechnology Index Fund...........   9,900      712,305
                                                               ------------
    Oil & Gas - 5.7%
    Cal Dive International, Inc.*(a)..................  56,200    1,354,982
    Chesapeake Energy Corp.(a)........................  55,700      756,406
    Evergreen Resources, Inc.*(a).....................  26,000      845,260
    Grey Wolf, Inc.*(a)............................... 150,100      561,374
    GulfMark Offshore, Inc.*(a).......................  39,400      551,600
    Key Energy Services, Inc.*(a).....................  69,300      714,483
    National-Oilwell, Inc.*...........................  37,500      838,500
    Newfield Exploration Co.*.........................  19,100      850,714
    Patterson-UTI Energy, Inc.*.......................  25,600      842,752
    Pride International, Inc.*(a).....................  42,100      784,744
    Quicksilver Resources, Inc.*(a)...................  23,100      746,130
    Spinnaker Exploration Co.*........................  33,700    1,087,499
    TETRA Technologies, Inc.*.........................  26,550      643,572
    Ultra Petroleum Corp.*............................  23,000      566,260
    Universal Compression Holdings, Inc.*.............  27,500      719,400
    Varco International, Inc.*(a).....................  37,500      773,625
                                                               ------------
                                                                 12,637,301
                                                               ------------
    Pharmaceuticals - 4.7%
    aaiPharma, Inc.*(a)...............................  50,800    1,276,096
    American Pharmaceutical Partners, Inc.*(a)........  28,100      944,160
    Angiotech Pharmaceuticals, Inc.*(a)...............  19,600      901,600
    Cephalon, Inc.*(a)................................   8,400      406,644
    Charles River Laboratories International, Inc.*(a)  25,500      875,415
    Connetics Corp.*(a)...............................  37,500      681,000
    Covance, Inc.*....................................  31,700      849,560
    Invitrogen Corp.*(a)..............................  18,200    1,274,000
    Medicis Pharmaceutical Corp. - Class A(a).........  17,900    1,276,270
    Salix Pharmaceuticals Ltd.*.......................  25,200      571,284
    Taro Pharmaceutical Industries, Ltd. (Israel) -
       Class A*(a)....................................  19,700    1,270,650
                                                               ------------
                                                                 10,326,679
                                                               ------------
    Retail - Specialty - 5.9%
    99 Cents Only Stores*(a)..........................  28,900      786,947
    Chico's FAS, Inc.*(a).............................  33,698    1,245,141
    Claire's Stores, Inc.(a)..........................  35,900      676,356
    Fred's, Inc. - Class A(a).........................  35,150    1,088,947
    GameStop Corp. - Class A*(a)......................  41,000      631,810
    Hollywood Entertainment Corp.*(a).................  44,900      617,375
    Hot Topic, Inc.*(a)...............................  42,825    1,261,625

      --------------------------------------------------------------------
      Security                                                   Value
      Description                                     Shares    (Note 2)
      --------------------------------------------------------------------

      Retail - Specialty - continued
      Jos. A. Bank Clothiers, Inc.*(a)...............  19,900 $    690,331
      MSC Industrial Direct Co., Inc. - Class A(a)...  39,300    1,080,750
      Pacific Sunwear of California, Inc.*(b)........  39,225      828,432
      Quiksilver, Inc.*(a)...........................  31,400      556,722
      Select Comfort Corp.*..........................  35,800      886,408
      Tractor Supply Co.*(a).........................  32,000    1,244,480
      Urban Outfitters, Inc.*(a).....................  39,000    1,444,950
                                                              ------------
                                                                13,040,274
                                                              ------------
      Semiconductor Equipment & Products - 5.3%
      02Micro International, Ltd.*(a)................  49,400    1,106,560
      Asyst Technologies, Inc.*(a)...................  54,800      950,780
      ChipPAC, Inc. - Class A*(a).................... 138,500    1,051,215
      Entegris, Inc.*(a).............................  63,500      815,975
      Exar Corp.*(a).................................  40,400      690,032
      Microsemi Corp.*...............................  25,600      629,248
      NVIDIA Corp.*(a)...............................  26,900      625,425
      Power Integrations, Inc.*(a)...................  19,600      655,816
      Semtech Corp.*(a)..............................  41,500      943,295
      Skyworks Solutions, Inc.*(a)...................  78,500      682,950
      Ultratech, Inc.*...............................  25,200      740,124
      Varian Semiconductor Equipment Associates,
        Inc.*(a).....................................  28,700    1,253,903
      Veeco Instruments, Inc.*.......................  23,100      651,420
      Xicor, Inc.*...................................  75,000      850,500
                                                              ------------
                                                                11,647,243
                                                              ------------
      Software - 8.2%
      Activision, Inc.*(a)...........................  50,500      919,100
      Alliance Data Systems Corp.*(a)................  24,100      667,088
      Anteon International Corp.*....................  26,000      937,300
      Autodesk, Inc.(a)..............................  32,000      786,560
      Avid Technology, Inc.*(a)......................  16,800      806,400
      Business Objects S.A. (ADR)*(a)................  23,100      800,877
      Cognizant Technology Solutions Corp. - Class A*  22,700    1,036,028
      Cognos, Inc.*(a)...............................  25,200      771,624
      DoubleClick, Inc.*(a)..........................  63,600      649,992
      Interwoven, Inc.*(a)...........................  44,550      563,112
      Leapfrog Enterprises, Inc.*(a).................  20,200      535,906
      Macromedia, Inc.*(a)(b)........................  57,700    1,029,368
      Magma Design Automation, Inc.*(a)..............  28,900      674,526
      Micromuse, Inc.*(a)............................  96,000      662,400
      National Instruments Corp.(a)..................  22,700    1,032,169
      Netegrity, Inc.*(a)............................  69,300      714,483
      NetScreen Technologies, Inc.*(a)...............  31,700      784,575
      Network Associates, Inc.*(a)...................  45,377      682,470
      Pinnacle Systems, Inc.*(a).....................  68,100      580,893
      Red Hat, Inc.*(a).............................. 106,300    1,995,251
      Take-Two Interactive Software, Inc.*(a)........  19,600      564,676
      Websense, Inc.*(a).............................  30,000      877,200
                                                              ------------
                                                                18,071,998
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Textiles, Apparel & Luxury Goods - 0.6%
     bebe stores, inc.*(a).......................      23,600 $    613,364
     Fossil, Inc.*...............................      21,950      614,819
                                                              ------------
                                                                 1,228,183
                                                              ------------
     Total Common Stocks
       (Cost $160,787,346)                                     199,651,362
                                                              ------------

     Short-Term Investments - 34.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $25,819,219 on
       01/02/04 collateralized by $26,185,000
       FNMA 1.180% due 07/27/04 with a value
       of $26,338,627............................ $25,818,000 $ 25,818,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $7,000 on 01/02/04
       collateralized by $10,000 SLMA 3.375%
       due 07/15/04 with a value of $10,271......       7,000        7,000
     State Street Navigator Securities Lending
       Prime Portfolio(c)........................  49,188,898   49,188,898
     U.S. Treasury Bill, 0.010%, due
       03/18/04(b)...............................     300,000      299,472
                                                              ------------
     Total Short-Term Investments
     (Cost $75,313,242)                                         75,313,370
                                                              ------------

     TOTAL INVESTMENTS - 124.3%
     (Cost $236,100,588)                                       274,964,732

     Other Assets and Liabilities (net) - (24.3%)              (53,759,553)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $221,205,179
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts and written option contracts.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

SLMA - Student Loan Marketing Association

                                                           Number of  Value
  Call Options                     Expiration Strike Price Contracts (Note 2)
  -------------------------------- ---------- ------------ --------- --------
  NVIDIA Corp..................... 1/17/2004     $22.50       (76)   $ (9,880)
  Pixar........................... 1/17/2004      75.00       (18)       (450)
  Red Hat, Inc.................... 1/17/2004      20.00       (36)     (1,620)
  Sandisk Corp.................... 1/17/2004      75.00       (78)     (1,170)
  Sandisk Corp.................... 1/17/2004      65.00       (22)     (2,750)
                                                                     --------
  (Written Option Premium $32,033)                                   $(15,870)
                                                                     ========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                             Shares     (Note 2)
         -------------------------------------------------------------

         Common Stocks - 94.5%
         Australia - 4.1%
         Australia & New Zealand Banking Group,
           Ltd. Npv............................   571,000 $  7,601,243
         John Fairfax Holdings, Ltd............ 2,070,000    5,486,297
                                                          ------------
                                                            13,087,540
                                                          ------------
         Finland - 1.7%
         Metso Corp............................   452,300    5,516,396
                                                          ------------
         France - 16.6%
         Aventis S.A...........................   180,800   11,936,670
         BNP Paribas S.A.......................    86,200    5,421,698
         Compagnie Generale des Establissements
           Michelin............................   116,400    5,335,427
         Neopost S.A...........................   180,500    9,096,842
         Pernod-Ricard S.A.(a).................    47,200    5,242,251
         Publicis Groupe(a)....................   194,700    6,304,527
         Vivendi Universal S.A.*(a)............   405,600    9,847,662
                                                          ------------
                                                            53,185,077
                                                          ------------
         Germany - 7.3%
         Bayerische Motoren Werke (BMW) AG.....   159,900    7,403,878
         Deutsche Boerse AG....................   139,800    7,635,716
         Henkel KGaA...........................   113,900    8,365,102
                                                          ------------
                                                            23,404,696
                                                          ------------
         Hong Kong - 0.9%
         Giordano International, Ltd........... 6,384,000    2,939,662
                                                          ------------
         Ireland - 2.7%
         Bank of Ireland.......................   623,900    8,489,697
                                                          ------------
         Israel - 0.4%
         Orbotech, Ltd.*.......................    49,000    1,172,080
                                                          ------------
         Italy - 4.1%
         Banco Popolare di Verona e Novara Scrl   222,500    3,762,149
         Bulgari S.p.A.(a).....................   560,000    5,185,956
         Sanpaolo IMI S.p.A.(a)................   325,000    4,234,064
                                                          ------------
                                                            13,182,169
                                                          ------------
         Japan - 7.3%
         Daiwa Securities Group, Inc...........   987,000    6,716,040
         Meitec Corp...........................   151,500    5,826,107
         Nintendo Co., Ltd.....................    21,100    1,969,478
         Takeda Chemical Industries, Ltd.......   224,600    8,909,787
                                                          ------------
                                                            23,421,412
                                                          ------------
         Mexico - 4.0%
         Fomento Economico Mexicano,
           S.A. de C.V. (ADR)..................   146,700    5,410,296
         Grupo Televisa, S.A. (ADR)............   182,000    7,254,520
                                                          ------------
                                                            12,664,816
                                                          ------------

         --------------------------------------------------------------
         Security                                             Value
         Description                              Shares     (Note 2)
         --------------------------------------------------------------

         Netherlands - 6.1%
         Akzo Nobel N.V.........................   251,500 $  9,696,453
         Euronext N.V...........................   394,100    9,965,688
                                                           ------------
                                                             19,662,141
                                                           ------------
         Singapore - 1.5%
         United Overseas Bank, Ltd..............   602,400    4,682,141
                                                           ------------
         South Korea - 4.3%
         Lotte Chilsung Beverage Co., Ltd.......    10,660    5,314,343
         SK Telecom Co., Ltd....................    51,500    8,601,343
                                                           ------------
                                                             13,915,686
                                                           ------------
         Sweden - 0.8%
         Svenska Handelsbanken AB...............    22,500      459,835
         Telefonaktiebolaget LM Ericsson*....... 1,191,800    2,137,446
                                                           ------------
                                                              2,597,281
                                                           ------------
         Switzerland -13.1%
         Credit Suisse Group....................   100,600    3,679,100
         Givaudan S.A...........................    16,290    8,452,420
         Lonza Group AG.........................   137,600    7,907,023
         Nestle S.A.............................    41,100   10,264,204
         Novartis AG............................   163,900    7,437,958
         Swatch Group AG........................   176,500    4,208,155
                                                           ------------
                                                             41,948,860
                                                           ------------
         United Kingdom - 19.6%
         Aegis Group Plc........................   685,500    1,208,357
         Associated British Ports Holdings Plc..   833,800    6,682,807
         Cadbury Schweppes Plc.................. 1,290,600    9,451,287
         Diageo Plc.............................   885,300   11,615,248
         GlaxoSmithKline Plc....................   452,700   10,343,587
         J Sainsbury Plc........................   894,300    4,992,651
         Michael Page International Plc......... 1,415,000    4,698,076
         Reed International Plc................. 1,010,000    8,424,059
         Signet Group Plc....................... 2,868,000    5,273,113
                                                           ------------
                                                             62,689,185
                                                           ------------
         Total Common Stocks (Cost $251,396,822)            302,558,839
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 11.6%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/03 at 0.15% to be repurchased
        at $17,719,148 on 01/02/04
        collateralized by $17,770,000 FHLB
        3.750% due 02/13/04 with a value of
        $18,073,920............................ $17,719,000 $ 17,719,000
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/03 at 0.15% to be repurchased
        at $20,000 on 01/02/04 collateralized
        by $25,000 FHLB 1.250% due
        07/02/04 with a value of $25,017.......      20,000       20,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  19,276,250   19,276,250
                                                            ------------

      TOTAL INVESTMENTS - 106.1%
      (Cost $288,412,072)                                    339,574,089

      Other Assets and Liabilities (net) - (6.1%)            (19,571,586)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $320,002,503
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

              Summary of Total Foreign Securities by Industry Classification 12/31/2003
              -------------------------------------------------------------------------
                                                       Value          Percent of
              Industry                                 (000)          Net Assets
              -------------------------------------------------------------------------
              Apparel & Textiles                      $  5,186            1.6%
              Automotive                                12,739            4.0%
              Banking                                   30,729            9.5%
              Beverages, Food & Tobacco                 32,115           10.0%
              Biotechnology                              7,907            2.5%
              Business Services                          4,698            1.5%
              Chemicals                                 18,149            5.7%
              Communications                            30,992            9.7%
              Electronics                                1,172            0.4%
              Entertainment & Leisure                    1,969            0.6%
              Financial Services                        31,918           10.0%
              Food & Drug Retailing                     20,176            6.3%
              Household Products                         8,365            2.6%
              Industrial Machinery                       5,516            1.7%
              Media-Broadcasting & Publishing           18,272            5.7%
              Office Furnishings & Supplies              9,097            2.8%
              Pharmaceuticals                           38,628           12.1%
              Retailers                                 12,421            3.9%
              Software                                   5,826            1.8%
              Transportation                             6,683            2.1%
                                                         --------        ----
                                                      $302,558           94.5%
                                                         ========        ====


                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Common Stocks - 94.9%
          Aerospace & Defense - 2.7%
          Lockheed Martin Corp...................  63,470 $  3,262,358
          United Technologies Corp...............  43,155    4,089,799
                                                          ------------
                                                             7,352,157
                                                          ------------
          Air Freight & Logistics - 3.8%
          C.H. Robinson Worldwide, Inc...........  64,845    2,458,274
          FedEx Corp.............................  33,900    2,288,250
          J.B. Hunt Transport Services, Inc.*....  61,980    1,674,080
          United Parcel Service, Inc. - Class B..  55,310    4,123,360
                                                          ------------
                                                            10,543,964
                                                          ------------
          Airlines - 2.0%
          Ryanair Holdings PLC (ADR)*(a).........  51,360    2,600,871
          Southwest Airlines Co.................. 174,430    2,815,300
                                                          ------------
                                                             5,416,171
                                                          ------------
          Auto Components - 1.4%
          Advance Auto Parts, Inc.*(a)...........  46,095    3,752,133
                                                          ------------
          Banks - 3.6%
          Capital One Financial Corp.............  37,380    2,291,020
          Mitsubishi Tokyo Financial Group, Inc..     422    3,292,967
          Northern Trust Corp....................  58,065    2,695,377
          UCBH Holdings, Inc.(a).................  40,810    1,590,366
                                                          ------------
                                                             9,869,730
                                                          ------------
          Commercial Services & Supplies - 2.8%
          Canon, Inc.............................  51,000    2,375,414
          Iron Mountain, Inc.*...................  56,400    2,230,056
          Manpower, Inc..........................  67,195    3,163,541
                                                          ------------
                                                             7,769,011
                                                          ------------
          Communications Equipment - 1.1%
          Corning, Inc.*......................... 302,245    3,152,415
                                                          ------------
          Containers & Packaging - 1.2%
          Ball Corp..............................  53,680    3,197,718
                                                          ------------
          Financials - Diversified - 5.0%
          American Express Co....................  38,230    1,843,833
          Citigroup, Inc......................... 103,675    5,032,384
          H&R Block, Inc.........................  58,780    3,254,649
          Nomura Securities Co., Ltd.............  74,000    1,260,559
          SLM Corp...............................  67,995    2,562,052
                                                          ------------
                                                            13,953,477
                                                          ------------
          Food & Drug Retailing - 2.1%
          SYSCO Corp.............................  66,595    2,479,332
          Walgreen Co............................  38,285    1,392,808
          Whole Foods Market, Inc................  30,310    2,034,710
                                                          ------------
                                                             5,906,850
                                                          ------------
          Health Care Equipment & Supplies - 4.0%
          Medtronic, Inc.........................  95,025    4,619,165
          Varian Medical Systems, Inc.*..........  44,430    3,070,113
          Zimmer Holdings, Inc.*.................  47,225    3,324,640
                                                          ------------
                                                            11,013,918
                                                          ------------

    ------------------------------------------------------------------------
    Security                                                       Value
    Description                                         Shares    (Note 2)
    ------------------------------------------------------------------------

    Health Care Providers & Services - 2.4%
    Neurocrine Biosciences, Inc.*(a)...................  52,480 $  2,862,259
    UnitedHealth Group, Inc............................  66,455    3,866,352
                                                                ------------
                                                                   6,728,611
                                                                ------------
    Hotels, Restaurants & Leisure - 2.3%
    Four Seasons Hotels, Inc.(a).......................  83,225    4,256,959
    Starwood Hotels & Resorts Worldwide, Inc. - Class B  59,805    2,151,186
                                                                ------------
                                                                   6,408,145
                                                                ------------
    Household Durables - 2.4%
    Harman International Industries, Inc...............  44,355    3,281,383
    Lennar Corp. - Class A.............................  34,825    3,343,200
                                                                ------------
                                                                   6,624,583
                                                                ------------
    Household Products - 0.8%
    Colgate-Palmolive Co...............................  46,645    2,334,582
                                                                ------------
    Industrial - Diversified - 2.2%
    3M Co..............................................  38,835    3,302,140
    Tyco International, Ltd............................ 103,075    2,731,488
                                                                ------------
                                                                   6,033,628
                                                                ------------
    Internet & Catalog Retail - 1.3%
    Amazon.com, Inc.*..................................  66,325    3,491,348
                                                                ------------
    Internet Software & Services - 2.6%
    Yahoo!, Inc.*...................................... 158,245    7,147,927
                                                                ------------
    IT Consulting & Services - 0.8%
    Fiserv, Inc.*......................................  55,525    2,193,793
                                                                ------------
    Media - 7.5%
    British Sky Broadcasting Group PLC *............... 214,360    2,689,984
    Clear Channel Communications, Inc.................. 102,590    4,804,290
    Comcast Corp. - Class A*........................... 115,525    3,613,622
    Marvel Enterprises, Inc.*(a).......................  24,050      700,095
    Time Warner, Inc.*................................. 423,670    7,621,823
    XM Satellite Radio Holdings, Inc. - Class A*(a)....  55,035    1,450,723
                                                                ------------
                                                                  20,880,537
                                                                ------------
    Oil & Gas - 3.5%
    BJ Services Co.*...................................  30,715    1,102,669
    EOG Resources, Inc.................................  23,860    1,101,616
    Kinder Morgan, Inc.................................  45,885    2,711,803
    Total Fina Elf S.A. (ADR)..........................  51,500    4,764,265
                                                                ------------
                                                                   9,680,353
                                                                ------------
    Pharmaceuticals - 9.0%
    Alcon, Inc.........................................  67,175    4,066,774
    Amgen, Inc.*.......................................  76,890    4,751,802
    Barr Pharmaceuticals, Inc.*........................   6,090      468,625
    Celgene Corp.*.....................................  36,385    1,638,053
    Genentech, Inc.*...................................  25,780    2,412,235
    Pfizer, Inc........................................  61,955    2,188,870
    Roche Holding AG...................................  45,777    4,615,437
    SICOR, Inc.*.......................................  49,715    1,352,248
    Teva Pharmaceutical Industries, Ltd. (ADR).........  58,260    3,303,925
                                                                ------------
                                                                  24,797,969
                                                                ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Retail - Multiline - 1.0%
        LVMH Moet Hennessy Louis Vuitton S.A.......  39,107 $  2,843,045
                                                            ------------
        Retail - Specialty - 2.2%
        Staples, Inc.*............................. 140,825    3,844,522
        Tiffany & Co...............................  48,370    2,186,324
                                                            ------------
                                                               6,030,846
                                                            ------------
        Semiconductor Equipment & Products - 12.2%
        Advanced Micro Devices, Inc.*(a)........... 194,090    2,891,941
        Applied Materials, Inc.*................... 269,960    6,060,602
        Intel Corp................................. 110,285    3,551,177
        Intersil Corp. - Class A...................  34,805      864,904
        KLA-Tencor Corp.*..........................  45,520    2,670,659
        Maxim Integrated Products, Inc............. 181,905    9,058,869
        NVIDIA Corp.*(a)...........................  86,060    2,000,895
        Texas Instruments, Inc..................... 223,290    6,560,260
                                                            ------------
                                                              33,659,307
                                                            ------------
        Software - 7.6%
        BMC Software, Inc.*........................ 150,370    2,804,401
        Cadence Design Systems, Inc.*.............. 168,885    3,036,552
        Check Point Software Technologies, Ltd.*(a) 121,345    2,041,023
        Electronic Arts, Inc.*.....................  20,395      974,473
        EMC Corp.*................................. 244,255    3,155,775
        Intuit, Inc.*..............................  64,025    3,387,563
        SAP AG.....................................  21,425    3,594,309
        VERITAS Software Corp.*....................  53,995    2,006,454
                                                            ------------
                                                              21,000,550
                                                            ------------
        Telecommunication Services - Diversified - 4.8%
        CIENA Corp.*............................... 126,865      842,384
        Cisco Systems, Inc.*....................... 387,115    9,403,023
        Nokia Oyj (ADR)............................ 184,890    3,143,130
                                                            ------------
                                                              13,388,537
                                                            ------------
        Telecommunication Services - Wireless - 1.8%
        Nextel Partners, Inc. - Class A*(a)........ 212,200    2,854,090
        UTStarcom, Inc.*(a)........................  59,495    2,205,480
                                                            ------------
                                                               5,059,570
                                                            ------------
        Transportation - 0.8%
        Werner Enterprises, Inc.(a)................ 114,430    2,230,241
                                                            ------------
        Total Common Stocks (Cost $225,967,323)              262,461,116
                                                            ------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Short-Term Investments - 12.6%
     Prudential Funding Corp., 0.850%,
       due 01/02/04............................. $13,100,000 $ 13,099,691
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.100% to
       be repurchased at $1,119,006 on
       01/02/04 collaterized by $1,070,000
       FNMA 5.25% due 06/15/06 with a value
       of $1,146,059............................   1,119,000    1,119,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  20,617,119   20,617,119
                                                             ------------
     Total Short-Term Investments
     (Cost $34,835,810)                                        34,835,810
                                                             ------------

     TOTAL INVESTMENTS - 107.5%
     (Cost $ 260,803,133)                                     297,296,926

     Other Assets and Liabilities (net) - (7.5%)              (20,769,010)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $276,527,916
                                                             ============

Portfolio Footnotes:

*   Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                       Par         Value
      Description                                   Amount      (Note 2)
      --------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 92.3%
      Aerospace & Defense - 0.4%
      Boeing Co. 6.125%, due
        02/15/33(a)(d)........................... $   105,000 $    105,705
      Bombardier, Inc. 6.750%, due 05/01/12
        (144A)(b)(d).............................     115,000      126,212
      General Dynamics Corp. 2.125%, due
        05/15/06.................................     325,000      323,300
      Lockheed Martin Corp. 8.500%, due
        12/01/29.................................     100,000      131,437
                                                              ------------
                                                                   686,654
                                                              ------------
      Asset-Backed Securities - 11.9%
      American Express Credit Account Master,
        Class A 1.690%, due 01/15/09(d)..........     715,000      701,899
      Americredit Automobile Receivables Trust,
        Class A
       2.750%, due 10/09/07(d)...................     285,000      287,945
       3.480%, due 05/06/10(d)...................     450,000      458,842
      Bank One Issuance Trust
       3.590%, due 05/17/10(d)...................   1,210,000    1,229,983
       4.770%, due 02/16/16(d)...................     495,000      469,915
      Capital Auto Receivables Asset Trust
        1.960%, due 01/15/09(d)..................     545,000      531,832
      Capital One Auto Financial Trust 3.180%,
        due 09/15/10(d)..........................     220,000      220,618
      Capital One Master Trust 4.600%, due
        08/17/09(d)..............................     820,000      861,199
      Capital One Multi-Asset Execution Trust
       2.950%, due 08/17/09(d)...................     770,000      776,054
       3.650%, due 07/15/11(d)...................   1,000,000      998,877
      Capital One Multi-Asset Execution Trust, -
        Class A1 1.490%, due 01/15/09(d)//\/.....   1,450,000    1,457,318
      Citibank Credit Card Issuance Trust
       6.150%, due 03/10/11(d)...................   1,230,000    1,358,832
       5.000%, due 06/10/15(d)...................     365,000      351,133
      Countrywide Asset-Backed Certificates
       3.613%, due 04/25/30(d)...................     375,000      378,529
       5.413%, due 01/25/34(d)...................     340,000      346,007
      Countrywide Home Loans 5.500%,
        due 08/25/33(d)..........................     941,564      947,167
      First USA Credit Card Master Trust, Class B
        1.460%, due 11/20/06//\/.................     790,000      790,801
      Long Beach Mortgage Loan Trust 1.4813%,
        due 08/25/33.............................   1,050,000    1,050,054
      M&I Auto Loan Trust 2.970%, due
        04/20/09.................................     275,000      275,212
      Morgan Stanley Auto Loan Trust, Class A
        2.170%, due 04/15/11.....................     415,000      409,785
      Onyx Acceptance Owner Trust 2.660%, due
        05/17/10.................................     400,000      398,128

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Asset-Backed Securities - continued
       Option One Mortgage Loan Trust 1.460%,
         due 08/25/33//\/...................... $   384,829 $    384,815
       Peco Energy Transition Trust, 1999-A A4
         5.800%, due 03/01/07..................     422,052      436,125
       PSE&G Transition Funding LLC 6.610%,
         due 06/15/15..........................     470,000      537,410
       Residential Asset Securities Corp.
        3.372%, due 11/25/28//\/...............     445,000      448,108
        1.390%, due 07/25/32//\/...............     326,894      327,183
        1.430%, due 07/25/33//\/...............     655,142      653,972
       SLM Student Loan Trust 2.990%, due
         12/15/22..............................     910,000      913,290
       Triad Automobile Receivables Owner Trust
         3.200%, due 12/13/10..................     465,000      467,648
       Volkswagen Auto Loan Enhanced Trust
         2.940%, due 03/22/10..................     550,000      550,978
       WFS Financial Owner Trust 3.150%, due
         05/20/11..............................     350,000      352,049
       Wachovia Asset Securitization
        1.570%, due 12/25/32//\/...............     443,007      444,002
        1.401%, due 06/25/33//\/...............     680,000      680,317
                                                            ------------
                                                              20,496,027
                                                            ------------
       Automobiles - 0.4%
       Hyundai Motor Manufacturing LLC 5.300%,
         due 12/19/08 (144A)(b)................     445,000      446,908
       Lear Corp. 8.110%, due 05/15/09.........     150,000      177,187
       TRW Automotive, Inc. 9.375%, due
         02/15/13 (144A)(b)....................      85,000       97,538
                                                            ------------
                                                                 721,633
                                                            ------------
       Automotive - 1.7%
       DaimlerChrysler NA Holdings
        4.050%, due 06/04/08(d)................     335,000      333,052
        6.500%, due 11/15/13(d)................     315,000      332,430
        8.500%, due 01/18/31(d)................      85,000      101,856
       Delphi Corp. 6.500%, due 08/15/13(d)....     310,000      326,132
       General Motors Corp.
        7.200%, due 01/15/11(a)................     555,000      611,063
        6.875%, due 09/15/11...................     275,000      296,655
        8.250%, due 07/15/23(a)................     180,000      204,898
        8.375%, due 07/15/33...................     625,000      727,689
                                                            ------------
                                                               2,933,775
                                                            ------------
       Banks - 5.2%
       Abbey National Capital Trust 8.963%, due
         12/29/49(d)//\/.......................      80,000      106,605
       ABN Amro NA Holding Capital 6.523%, due
         12/31/49 (144A)(b)(d)//\/.............     425,000      460,606
       ANZ Capital Trust 5.360%, due 12/29/49
         (144A)(b)(d)..........................     855,000      855,426

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                   Par         Value
        Description                               Amount      (Note 2)
        ----------------------------------------------------------------

        Banks - continued
        Bank of America Corp. 3.250%, due
          08/15/08(a)(d)....................... $   460,000 $    454,893
        Bank One Capital III 8.750%, due
          09/01/30(d)..........................     195,000      257,159
        BB&T Corp. 5.200%, due 12/23/15(d).....     235,000      233,473
        BNP Paribas Capital Trust 9.003%, due
          12/29/49 (144A)(b)(d)//\/............     355,000      445,056
        Cadets Trust 4.800%, due 07/15/13
          (144A)(b)(d).........................     220,000      210,536
        Capital One Bank 4.875%, due
          05/15/08(d)..........................     250,000      257,539
        Fleet Boston Corp. 7.375%, due
          12/01/09(a)..........................      70,000       82,287
        HSBC Capital Funding LP
         4.610%, due 12/29/49 (144A)(b)//\/....     285,000      268,470
         9.547%, due 12/31/49 (144A)(b)//\/....     350,000      445,459
        KBC Bank Funding Trust III 9.860%, due
          11/29/49 (144A)(b)//\/...............     215,000      272,877
        KFW International Finance 4.750%, due
          01/24/07.............................     405,000      434,771
        Popular North America, Inc. 4.250%, due
          04/01/08.............................     220,000      224,194
        Rabobank Capital Fund II 5.260%, due
          12/29/49 (144A)(b)...................     705,000      707,607
        RBS Capital Trust I
         4.709%, due 12/29/49//\/..............     485,000      464,782
         6.425%, due 12/29/49//\/..............     120,000      121,823
        Sovereign Bank 4.375%, due 08/01/13//\/     260,000      262,212
        SunTrust Banks, Inc. 2.500%, due
          11/01/06.............................     525,000      526,420
        US Bank NA 2.850%, due 11/15/06........     695,000      698,839
        Washington Mutual, Inc. 4.000%, due
          01/15/09.............................     460,000      461,319
        Westpac Capital Trust III 5.819%, due
          12/29/49 (144A)(b)//\/...............     525,000      544,500
        Zions Bancorp 6.000%, due 09/15/15.....     240,000      252,278
                                                            ------------
                                                               9,049,131
                                                            ------------
        Chemicals - 0.6%
        Dow Chemical Co.
         6.000%, due 10/01/12..................     240,000      253,063
         7.375%, due 11/01/29(d)...............      70,000       78,510
        Huntsman International LLC 9.875%, due
          03/01/09.............................      70,000       77,000
        ICI Wilmington, Inc. 5.625%, due
          12/01/13.............................     340,000      342,280
        Lyondell Chemical Co. 10.875%, due
          05/01/09.............................     120,000      123,600
        PolyOne Corp. 10.625%, due
          05/15/10(a)..........................     120,000      120,600
                                                            ------------
                                                                 995,053
                                                            ------------

      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Collateralized Mortgage Obligations - 8.7%
      Banc of America Commercial Mortgage,
        Inc. 5.061%, due 03/11/41(d)............ $ 1,025,000 $  1,042,017
      Bear Stearns Commercial Mortgage
        Securities, Inc. 4.680%, due
        08/13/39(d).............................     980,000      971,193
      CS First Boston Mortgage Securities Corp.
       4.597%, due 03/15/35(d)..................     325,000      321,806
       6.380%, due 12/16/35(d)..................   1,075,000    1,191,119
       7.290%, due 09/15/41(d)..................   3,070,000    3,530,672
      Greenwich Capital Commercial Funding
        Corp. 4.111%, due 07/05/35..............     575,000      546,832
      LB-UBS Commercial Mortgage Trust
       4.685%, due 07/15/32.....................     890,000      881,270
       5.124%, due 11/15/32.....................   1,055,000    1,075,413
       4.931%, due 09/15/35//\/.................   1,200,000    1,208,360
      Master Asset Securitization Trust 5.500%,
        due 09/25/33............................     968,436      970,152
      Morgan Stanley Dean Witter Capital 4.920%,
        due 03/12/35............................     495,000      499,836
      Wachovia Bank Commercial Mortgage Trust
        4.980%, due 11/15/34(d).................   2,790,000    2,838,278
                                                             ------------
                                                               15,076,948
                                                             ------------
      Commercial Services & Supplies - 0.5%
      Iron Mountain, Inc. 6.625%, due
        01/01/16................................      70,000       68,425
      Pricoa Global Funding 3.900%, due
        12/15/08 (144A)(b)......................     655,000      656,072
      Von Hoffmann Corp.
       10.250%, due 03/15/09....................      45,000       48,150
       10.250%, due 03/15/09 (144A)(b)..........      45,000       48,150
                                                             ------------
                                                                  820,797
                                                             ------------
      Computers & Peripherals - 0.2%
      Electronic Data System Corp. 6.000%,
        due 08/01/13............................     180,000      177,255
      Unisys Corp. 6.875%, due 03/15/10.........      85,000       92,438
                                                             ------------
                                                                  269,693
                                                             ------------
      Containers & Packaging - 0.1%
      Owens-Brockway Glass Container
       8.875%, due 02/15/09.....................     150,000      165,188
       7.750%, due 05/15/11.....................      55,000       59,331
                                                             ------------
                                                                  224,519
                                                             ------------
      Diversified Telecommunication Services - 0.1%
      Tele-Communications TCI Group 7.875%,
        due 02/15/26............................     175,000      205,180
                                                             ------------
      Electric Utilities - 0.1%
      MidAmerican Energy Holdings Co. 6.750%,
        due 12/30/31............................     115,000      124,483
      Progress Energy, Inc. 6.850%, due 04/15/12     100,000      111,662
                                                             ------------
                                                                  236,145
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Electronic Equipment & Instruments - 0.1%
      Reliant Resources, Inc. 9.500%, due
        07/15/13 (144A)(b)...................... $   120,000 $    129,000
                                                             ------------
      Energy Equipment & Services - 2.2%
      AEP Texas Central Co. 5.500%, due
        02/15/13(d).............................     260,000      266,820
      Alabama Power Co. 2.800%, due
        12/01/06(d).............................     250,000      251,211
      Arizona Public Service Co. 4.650%, due
        05/15/15(d).............................     165,000      155,370
      Calpine Corp. 8.750%, due 07/15/13
        (144A)(b)(d)............................      85,000       83,300
      Columbus Southern Power Co. 5.500%, due
        03/01/13(d).............................     115,000      119,302
      Constellation Energy Group, Inc. 6.350%,
        due 04/01/07(d).........................      95,000      104,048
        4.550%, due 06/15/15(d).................      35,000       32,245
      Consumers Energy Co.
        5.375%, due 04/15/13 (144A)(b)(d).......     230,000      231,482
       6.000%, due 02/15/14 (144A)(b)(d)........     165,000      172,263
      Dominion Resources, Inc., Series A
        8.125%, due 06/15/10(d).................     335,000      402,471
      DTE Energy Co. 6.375%, due
        04/15/33(d).............................     115,000      113,084
      Duke Capital Corp. 6.250%, due
        02/15/13(a).............................     130,000      137,367
      Duke Energy Corp. 3.750%, due
        03/05/08................................      75,000       75,659
       6.250%, due 01/15/12.....................     115,000      124,619
      FirstEnergy Corp. 7.375%, due 11/15/31....     135,000      138,597
      Pacificorp 4.300%, due 09/15/08...........     250,000      255,631
      Peabody Energy Corp. 6.875%, due
        03/15/13................................      70,000       74,200
      Pepco Holdings, Inc.
        6.450%, due 08/15/12(a).................     185,000      202,113
       7.450%, due 08/15/32.....................      90,000      102,958
      TXU Energy Co. 7.000%, due 03/15/13.......     240,000      265,987
      Virginia Electric & Power Co. 4.500%,
        due 12/15/10............................     465,000      469,546
                                                             ------------
                                                                3,778,273
                                                             ------------
      Financials - Diversified - 6.1%
      American General Finance Corp.
        3.000%, due 11/15/06(d).................     605,000      609,286
       4.500%, due 11/15/07(d)..................     280,000      292,389
      Arch Western Finance 6.750%, due
        07/01/13 (144A)(b)(d)...................      85,000       87,762

     ---------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ---------------------------------------------------------------------

     Financials - Diversified - continued
     Citigroup, Inc. 7.250%, due
       10/01/10(d)............................... $   615,000 $    717,794
     Ford Motor Credit Co.
       7.375%, due 10/28/09......................      60,000       65,968
      7.875%, due 06/15/10.......................     620,000      693,652
      7.375%, due 02/01/11.......................     420,000      458,410
      7.000%, due 10/01/13.......................     755,000      797,693
     General Electric Capital Corp., Series A
       5.875%, due 02/15/12......................     545,000      586,680
      5.450%, due 01/15/13.......................     375,000      390,817
      6.750%, due 03/15/32.......................     240,000      266,592
     General Motors Acceptance Corp. 8.000%,
       due 11/01/31..............................      10,000       11,263
     Goldman Sachs Group, Inc.
       6.600%, due 01/15/12......................     175,000      195,877
      5.700%, due 09/01/12.......................      55,000       57,901
      4.750%, due 07/15/13.......................     425,000      414,976
      6.125%, due 02/15/33.......................     155,000      156,622
     Household Finance Corp.
       6.500%, due 11/15/08......................     110,000      122,751
      4.125%, due 12/15/08.......................     685,000      691,757
      6.375%, due 11/27/12.......................     130,000      142,862
     ING Capital Funding Trust III 8.439%,
       due 12/29/49//\/..........................     200,000      242,499
     Mantis Reef, Ltd. 4.692%, due 11/14/08
       (144A)(b).................................     430,000      432,703
     Merrill Lynch & Co. 4.000%, due 11/15/07         315,000      322,926
     National Rural Utilities Cooperative Finance
       Corp. 3.875%, due 02/15/08................     250,000      253,383
      7.250%, due 03/01/12.......................     175,000      204,230
     Prudential Holdings LLC 8.695%, due
       12/18/23 (144A)(b)........................     150,000      185,702
     TRAINS HY-2003-1 8.685%, due 05/15/13
       (144A)(b)(f)//\/..........................     801,428      888,317
     UFJ Financial Aruba AEC 6.750%, due
       07/15/13..................................     130,000      138,890
     USA Education, Inc. 5.625%, due
       04/10/07..................................     775,000      840,465
     Wells Fargo & Co.
       5.125%, due 09/01/12......................      35,000       35,824
      5.000%, due 11/15/14.......................     120,000      119,732
                                                              ------------
                                                                10,425,723
                                                              ------------
     Food & Drug Retailing - 0.3%
     Kroger Co.
       6.800%, due 04/01/11......................      45,000       50,436
      7.500%, due 04/01/31.......................      55,000       63,574
     Safeway, Inc. 4.125%, due 11/01/08..........     480,000      478,416
                                                              ------------
                                                                   592,426
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Health Care Equipment & Supplies - 0.3%
      Medex, Inc. 8.875%, due 05/15/13
        (144A)(b)............................... $    35,000 $     37,800
      Wyeth
        5.500%, due 02/01/14....................     290,000      293,874
       6.450%, due 02/01/24.....................     175,000      179,848
                                                             ------------
                                                                  511,522
                                                             ------------
      Health Care Providers & Services - 0.6%
      HCA, Inc. 5.250%, due 11/06/08............     450,000      459,098
      Tenet Healthcare Corp. 5.000%, due
        07/01/07................................     100,000       97,250
      UnitedHealth Group, Inc. 3.300%, due
        01/30/08................................     340,000      338,756
      Fresenius Medical Capital Trust II 7.875%,
        due 02/01/08............................      85,000       91,163
                                                             ------------
                                                                  986,267
                                                             ------------
      Hotels, Restaurants & Leisure - 0.1%
      Harrahs Operating Co, Inc. 5.375%, due
        12/15/13 (144A)(b)......................     155,000      154,167
                                                             ------------
      Household Durables - 0.1%
      D.R. Horton, Inc. 8.500%, due
        04/15/12(d).............................      60,000       68,100
      Standard Pacific Corp.....................
       6.875%, due 05/15/11.....................      85,000       88,400
                                                             ------------
                                                                  156,500
                                                             ------------
      Industrial - Diversified - 0.1%
      General Electric Co. 5.000%, due
        02/01/13................................      95,000       96,251
                                                             ------------
      Insurance - 0.3%
      Commerce Group, Inc. 5.950%, due
        12/09/13(d).............................     330,000      335,296
      Nationwide Financial Services, Inc.
       6.250%, due 11/15/11(a)..................      55,000       58,867
       5.900%, due 07/01/12.....................      60,000       62,726
                                                             ------------
                                                                  456,889
                                                             ------------
      Media - 0.7%
      AOL Time Warner, Inc.
       7.625%, due 04/15/31(d)..................     430,000      497,972
       7.700%, due 05/01/32(d)..................     100,000      117,152
      Comcast Corp. 7.050%, due 03/15/33(d)           75,000       81,904
      COX Communications, Inc. 7.750%, due
        11/01/10(d).............................      95,000      113,324
      Echostar DBS Corp. 6.375%, due
        10/01/11 (144A)(b)......................      70,000       72,100
      Liberty Media Corp. 5.700%, due
        05/15/13(a).............................      90,000       91,211
      Mediacom LLC 9.500%, due 01/15/13(a)            70,000       74,550

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Media - continued
       MediaNews Group, Inc. 6.875%, due
         10/01/13 (144A)(b).................... $    85,000 $     86,912
       News America Holdings, Inc.
        8.250%, due 08/10/18...................     110,000      135,621
        7.280%, due 06/30/28...................      25,000       27,952
                                                            ------------
                                                               1,298,698
                                                            ------------
       Municipal Utilities - 0.2%
       Illinois State 5.100%, due 06/01/33.....     440,000      404,567
                                                            ------------
       Office Equipment - 0.1%
       Xerox Corp.
        7.125%, due 06/15/10(a)................      35,000       37,625
        7.625%, due 06/15/13...................      50,000       54,250
                                                            ------------
                                                                  91,875
                                                            ------------
       Oil & Gas - 1.7%
       Amerada Hess Corp.
        6.650%, due 08/15/11(d)................     175,000      189,941
        7.300%, due 08/15/31(d)................      60,000       62,142
       Anadarko Finance Co., Series B 7.500%,
         due 05/01/31(d).......................      85,000       99,891
       Apache Corp. 7.700%, due 03/15/26(d)....     155,000      190,251
       Chesapeake Energy Corp. 8.125%, due
         04/01/11(d)...........................      60,000       66,900
       Devon Financing Corp. 7.875%, due
         09/30/31(d)...........................      75,000       89,875
       Enterprise Products Partners LP 7.500%,
         due 02/01/11..........................     400,000      447,627
       Kinder Morgan Energy Partners
       7.400%, due 03/15/31....................      65,000       74,473
       7.300%, due 08/15/33....................      90,000      102,600
       Occidental Petroleum Corp. 4.250%, due
         03/15/10..............................      90,000       90,687
       Plains All American Pipeline LP 5.625%,
         due 12/15/13 (144A)(b)................     350,000      354,813
       Texaco Capital, Inc. 5.500%, due
         01/15/09..............................     220,000      240,327
       Tosco Corp. 8.125%, due 02/15/30........     270,000      345,382
       Transcontinental Gas Pipe Line Corp.
         8.875%, due 07/15/12..................      35,000       41,563
       Transocean Sedco Forex, Inc. 7.500%, due
         04/15/31..............................     120,000      137,851
       Valero Energy Corp. 6.875%, due
         04/15/12..............................      55,000       60,960
       Weatherford International, Ltd. 4.950%,
         due 10/15/13..........................     225,000      221,811
       Williams Cos., Inc. 8.125%, due
         03/15/12(a)...........................      35,000       39,025
                                                            ------------
                                                               2,856,119
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Paper & Forest Products - 0.1%
      Georgia-Pacific Corp. 7.375%, due
        07/15/08................................ $    15,000 $     16,200
      International Paper Co. 5.850%, due
        10/30/12................................     115,000      120,016
      Westvaco Corp. 8.200%, due 01/15/30.......      20,000       23,517
                                                             ------------
                                                                  159,733
                                                             ------------
      Pharmaceuticals - 0.1%
      Schering-Plough Corp. 5.300%, due
        12/01/13(a).............................     210,000      214,156
                                                             ------------
      Real Estate - 0.1%
      IStar Financial, Inc. 6.000%, due
        12/15/10 (REIT).........................     225,000      230,625
      Pulte Homes, Inc. 6.375%, due
        05/15/33................................      30,000       29,297
                                                             ------------
                                                                  259,922
                                                             ------------
      Retail - Multiline - 0.1%
      Federated Department Stores, Inc. 6.300%,
        due 04/01/99............................      60,000       65,899
      May Department Stores Co. 6.900%, due
        01/15/32................................      40,000       43,220
                                                             ------------
                                                                  109,119
                                                             ------------
      Retail - Specialty - 0.1%
      Toys R Us, Inc. 7.375%, due 10/15/18......     255,000      255,389
                                                             ------------
      Telecommunication Services - Wireless - 1.9%
      AT&T Broadband Corp. 8.375%, due
        03/15/13(d).............................     601,000      736,832
      AT&T Corp.
       6.000%, due 03/15/09(d)..................       2,000        2,158
       8.000%, due 11/15/31(d)..................     230,000      269,698
      AT&T Wireless Services, Inc.
       7.875%, due 03/01/11(d)..................     260,000      301,362
       8.125%, due 05/01/12(d)..................       5,000        5,891
      Citizens Communications Co. 9.250%, due
        05/15/11(d).............................     320,000      378,942
      Nextel Communications, Inc. 7.375%, due
        08/01/15................................      70,000       75,600
      Sprint Capital Corp.
        7.625%, due 01/30/11....................     355,000      398,594
       8.750%, due 03/15/32.....................     325,000      385,292
      Verizon Global Funding Corp. 7.750%, due
        12/01/30................................     145,000      170,965
      Verizon New York, Inc. 6.875%, due
        04/01/12................................     510,000      565,397
                                                             ------------
                                                                3,290,731
                                                             ------------
      Tobacco - 0.1%
      Altria Group, Inc. 7.000%, due 11/04/13(d)     180,000      192,367
                                                             ------------

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Transportation - 0.2%
       Burlington Northern Santa Fe Corp.
         7.082%, due 05/13/29(d)............... $    10,000 $     11,251
       Norfolk Southern Corp. 7.800%, due
         05/15/27..............................     100,000      120,458
       Teekay Shipping Corp. 8.875%, due
         07/15/11..............................      85,000       96,900
       Union Pacific Corp. 6.625%, due
         02/01/29..............................      50,000       54,081
                                                            ------------
                                                                 282,690
                                                            ------------
       U.S. Government Agency Mortgage Backed Securities - 43.3%
       Federal Home Loan Bank 6.000%, due
         02/01/33..............................     457,611       91,967
       Federal Home Loan Mortgage Corp.
         6.250%, due 07/15/32(a)...............   1,785,000    1,947,940
        5.500%, due TBA(c).....................   5,000,000    5,060,940
                                                            ------------
                                                               7,008,880
                                                            ------------
       Federal National Mortgage Association
         7.125%, due 01/15/30(a)...............     777,000      938,944
        6.625%, due 11/15/30...................     335,000      382,130
        6.000%, due 11/01/32...................     821,459      164,092
        5.000%, due TBA(c).....................  17,500,000   17,711,570
        5.500%, due TBA(c).....................  26,000,000   26,341,250
        6.000%, due TBA(c).....................  15,000,000   15,506,250
                                                            ------------
                                                              61,044,236
                                                            ------------
       Government National Mortgage Association
         5.500%, due TBA(c)....................   6,500,000    6,609,688
                                                            ------------
                                                              74,754,771
                                                            ------------
       U.S. Treasury Securities - 3.5%
       U.S. Treasury Bond
         8.875%, due 02/15/19(a)(d)............     560,000      800,800
        7.875%, due 02/15/21(a)(d).............   1,000,000    1,330,821
        5.250%, due 02/15/29(a)(d).............     220,000      222,011
        5.375%, due 02/15/31(a)(d).............   2,730,000    2,847,840
                                                            ------------
                                                               5,201,472
                                                            ------------
       U.S. Treasury Note
         3.375%, due 04/30/04(a)(d)............     400,000      403,282
        3.375%, due 11/15/08(a)(d).............     300,000      302,473
        4.250%, due 11/15/13...................      70,000       69,945
                                                            ------------
                                                                 775,700
                                                            ------------
                                                               5,977,172
                                                            ------------
       Total Domestic Bonds & Debt Securities
       (Cost $156,074,131)                                   159,149,882
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Foreign Bonds & Debt Securities - 6.9%
       Australia - 0.2%
       QBE Insurance Group, Ltd. 5.647%, due
         07/01/23 (144A)(b)//\/................. $   175,000 $    167,134
       TXU Australia Holdings 6.150%, due
         11/15/13 (144A)(b).....................     220,000      224,644
                                                             ------------
                                                                  391,778
                                                             ------------
       Brazil - 0.5%
       Federal Republic of Brazil
         10.000%, due 08/07/11(d)...............     295,000      327,450
        8.000%, due 04/15/14....................     277,067      272,773
        12.750%, due 01/15/20...................     145,000      184,353
                                                             ------------
                                                                  784,576
                                                             ------------
       Canada - 0.9%
       Abitibi Consolidated, Inc. 6.000%, due
         06/20/13(a)(d).........................     180,000      173,059
       Alberta Energy Co., Ltd. (Yankee) 7.375%,
         due 11/01/31(d)........................      60,000       71,531
       Canadian National Resources, Ltd. 7.200%,
         due 01/15/32(d)........................      80,000       92,922
       Canadian National Railway Co. (Yankee)
         6.900%, due 07/15/28(d)................     165,000      185,040
       Domtar, Inc. 5.375%, due 12/01/13(d).....     365,000      361,997
       Quebecor World, Inc. 6.125%, due
         11/15/13...............................     340,000      345,550
       Tembec Industries, Inc. 8.500%, due
         02/01/11...............................     170,000      176,800
       TransCanada PipeLines, Ltd. 8.625%, due
         05/15/12...............................      55,000       68,766
                                                             ------------
                                                                1,475,665
                                                             ------------
       Cayman Islands - 0.2%
       Hutchison Whampoa International, Ltd.
         6.250%, due 01/24/14 (144A)(b).........     345,000      351,086
                                                             ------------
       Columbia - 0.1%
       Republic of Columbia 9.750%, due
         04/09/11...............................     157,908      180,015
                                                             ------------
       France - 0.6%
       Axa S.A. (Yankee) 8.600%, due
         12/15/30(d)............................     440,000      556,619
       Crown European Holdings S.A. 9.500%, due
         03/01/11(d)............................      80,000       91,000
       France Telecom S.A.
         7.750%, due 03/01/11...................     190,000      228,579
        8.500%, due 03/01/31....................     165,000      219,985
                                                             ------------
                                                                1,096,183
                                                             ------------
       Germany - 0.4%
       Deutsche Telekom Finance B.V. (Yankee)
        8.25%, due 06/15/30(d)..................      50,000       64,099

      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Germany - continued
      Deutsche Telekom International Finance
        8.000%, due 06/15/10(d)................. $   310,000 $    375,401
       5.250%, due 07/22/13(d)..................     185,000      187,309
                                                             ------------
                                                                  626,809
                                                             ------------

      Italy - 0.3%
      Telecom Italia Capital 4.000%, due
        11/15/08 (144A)(b)......................     575,000      579,401
                                                             ------------
      Luxembourg - 0.4%
      Tyco International Group S.A. 6.000%, due
        11/15/13 (144A)(b)......................     615,000      636,525
                                                             ------------
      Mexico - 0.7%
      United Mexican States
        9.875%, due 02/01/10....................     120,000      151,698
       8.375%, due 01/14/11.....................     185,000      220,150
       6.375%, due 01/16/13.....................     285,000      296,400
       11.375%, due 09/15/16....................     150,000      213,000
       8.125%, due 12/30/19.....................     145,000      162,400
       8.300%, due 08/15/31.....................     130,000      146,900
                                                             ------------
                                                                1,190,548
                                                             ------------
      Netherlands - 0.1%
      Koninklijke (Royal) KPN NV 8.000%, due
        10/01/10................................     100,000      119,819
                                                             ------------
      Norway - 0.1%
      Den Norske Bank 7.729%, due 06/29/49
        (144A)(b)(d)//\/........................     115,000      134,518
                                                             ------------
      Russia - 0.4%
      Russian Federation
        8.750%, due 07/24/05....................     395,000      428,099
       5.000%, due 03/31/30.....................     350,000      336,262
                                                             ------------
                                                                  764,361
                                                             ------------
      Sweden - 0.3%
      Nordbanken AB 8.950%\8.950%, due
        11/29/49 (144A)(b)//\/..................     305,000      374,380
      Swedbank 9.000%, due 12/29/49
        (144A)(b)//\/...........................     180,000      221,941
                                                             ------------
                                                                  596,321
                                                             ------------
      United Kingdom - 1.7%
      Barclays Bank Plc 8.550%, due 09/29/49
        (144A)(b)(d)//\/........................     255,000      313,828
      BP Capital Markets Plc 2.750%, due
        12/29/06(d).............................     380,000      380,865
      British Sky Broadcasting Group Plc 8.200%,
        due 07/15/09(d).........................      55,000       65,567
      British Telecom Plc 8.125%, due
        12/15/10(d).............................     190,000      231,584
      HBOS Plc 5.375%, due 11/29/49
        (144A)(b)//\/...........................     945,000      946,917

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------
      United Kingdom - continued
      Royal Bank of Scotland Group Plc
        9.118%, due 03/31/49.................... $   305,000 $    381,499
       7.648%, due 08/31/49//\/.................      50,000       59,888
      SABMiller Plc 6.625%, due 08/15/33
        (144A)(b)...............................     120,000      127,290
      Standard Chartered Bank 8.000%, due
        05/30/31 (144A)(b)......................     235,000      284,850
      Vodafone Group Plc 7.875%, due
        02/15/30................................     135,000      166,457
                                                             ------------
                                                                2,958,745
                                                             ------------
      Total Foreign Bonds & Debt Securities
      (Cost $11,269,899)                                       11,886,350
                                                             ------------

      Options - 0.0%
      Interest Rate Swap Expires 01/07/04.......   5,040,000        8,466
                                                             ------------
      Total Options (Cost $39,312)                                  8,466
      Short-Term Investments - 46.5%
      U.S. Government & Agency Discount Notes - 0.6%
      Federal Home Loan Bank
       0.750%, due 01/02/04(d)..................   1,000,000      999,979
                                                             ------------
      Commercial Paper - 40.5%
      Alpine Securitization Corp. 1.100%, due
        01/23/04 (144A)(b)(d)...................   8,000,000    7,994,622
      Asset Securitization Corp. 1.080%, due
        01/26/04 (144A)(b)(d)...................   2,000,000    1,998,500
      Atlantis One Funding Corp.
        1.000%, due 02/19/04 (144A)(b)(d).......   2,000,000    1,997,060
       1.116%, due 04/08/04 (144A)(b)(d)........   2,000,000    1,993,957
      Blue Ridge Asset Funding 1.080%, due
        01/20/04 (144A)(b)(d)...................   2,000,000    1,998,860
      Cafco LLC 1.090%, due 01/22/04
        (144A)(b)(d)............................   2,000,000    1,998,728
      CXC, Inc. 1.090%, due 01/06/04(d).........   3,400,000    3,399,485
      Gemini Securitization Corp.
        1.090%, due 01/13/04 (144A)(b)(d).......   8,000,000    7,997,093
       1.080%, due 01/20/04 (144A)(b)(d)........   8,000,000    7,995,440
      Giro Balanced Funding Corp. 1.100%, due
        01/14/04 (144A)(b)(d)...................   2,000,000    1,999,206
      Greyhawk Fund Corp. 1.120%, due
        02/12/04(144A)(b)(d)....................   4,000,000    3,994,773
      ING Capital Funding Trust III 1.070%, due
        03/10/04(d)//\/.........................     573,000      571,825
      New Center Asset Trust, Series A-1 0.970%,
        due 01/02/04(d).........................   5,000,000    4,999,865
      Scaldis Capital, Ltd. 1.100%, due 01/15/04
        (144A)(b)(d)............................   2,000,000    1,999,145
      Sheffield Receivables Corp. 1.090%, due
        01/23/04 (144A)(b)(d)...................   8,000,000    7,994,671
      Special Purpose Accounts 1.100%, due
        01/20/04 (144A)(b)(d)...................   2,000,000    1,998,839

     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------
     Commercial Paper - continued
     UBS Finance, Inc. 0.950%, due
       01/02/04(d)............................... $ 4,934,000 $  4,933,870
     Windmill Funding Corp. 1.080%, due
       02/02/04(d)...............................   2,000,000    1,998,080
     Yorktown Capital LLC 1.080%, due
       01/20/04(d)...............................   2,000,000    1,998,860
                                                              ------------
                                                                69,862,879
                                                              ------------
     Money Market - 5.4%
     State Street Navigator Securities Lending
       Prime Portfolio(e)........................   9,263,199    9,263,199
                                                              ------------
     Total Short-Term Investments
     (Cost $80,126,057)                                         80,126,057
                                                              ------------
     TOTAL INVESTMENTS - 145.7%
     (Cost $247,509,399)                                       251,170,755

     Other Assets and Liabilities (net) - (45.7%)              (78,735,364)
                                                              ------------
     TOTAL NET ASSETS - 100.0%                                $172,435,391
                                                              ============

Portfolio Footnotes:

+ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

//\/ Variable or floating rate security. The stated rate represents the rate at December 31, 2003

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) All or a portion of these securities have been segregated to cover open futures contracts, swap contracts, written option contracts and when-issued/delayed delivery transactions.

(e) Represents investment of collateral received from securities lending transactions.

(f) TRAIN - Targeted Return Index Securities Trust is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

REIT - Real Estate Investment Trust

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)



The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        23.57%
                 AA                                       1.33%
                 A                                       62.31%
                 BBB                                     10.30%
                 BB                                       1.33%
                 B                                        1.16%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                               Strike   Number of    Value
   Call Options                     Expiration Price    Contracts   (Note 2)
   --------------------------------------------------------------------------
   Federal National Mortgage Assoc. 01/07/2004 $101.50 (10,500,000) $(16,816)
                                                                    --------
   (Written Option Premium $39,375)                                 $(16,816)
                                                                    ========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J. P. MORGAN SELECT EQUITY PORTFOLO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                           Shares    (Note 2)
           ----------------------------------------------------------

           Common Stocks - 98.4%
           Aerospace & Defense - 2.8%
           Lockheed Martin Corp.................  22,000 $  1,130,800
           United Technologies Corp.............  27,670    2,622,286
                                                         ------------
                                                            3,753,086
                                                         ------------
           Auto Components - 1.8%
           Johnson Controls, Inc................  20,300    2,357,236
                                                         ------------
           Banks - 5.1%
           Bank of America Corp.................  11,600      932,988
           Bank One Corp........................   8,400      382,956
           Capital One Financial Corp...........   6,800      416,772
           Comerica, Inc........................  11,600      650,296
           FleetBoston Financial Corp...........  23,100    1,008,315
           Keycorp..............................  27,900      818,028
           Suntrust Banks, Inc..................   5,200      371,800
           U.S. Bancorp.........................  51,782    1,542,068
           Wells Fargo Co.......................  10,900      641,901
                                                         ------------
                                                            6,765,124
                                                         ------------
           Beverages - 2.5%
           Coca-Cola Co.........................  49,600    2,517,200
           PepsiCo, Inc.........................  18,200      848,484
                                                         ------------
                                                            3,365,684
                                                         ------------
           Biotechnology - 0.9%
           Forest Laboratories, Inc.*...........  10,078      622,820
           Gilead Sciences, Inc.*...............   9,300      540,702
                                                         ------------
                                                            1,163,522
                                                         ------------
           Chemicals - 1.9%
           Eastman Chemical Co..................   7,800      308,334
           Praxair, Inc.........................  58,880    2,249,216
                                                         ------------
                                                            2,557,550
                                                         ------------

           Commercial Services & Supplies - 1.3%
           Accenture, Ltd. - Class A*...........  14,978      394,221
           First Data Corp......................  30,700    1,261,463
                                                         ------------
                                                            1,655,684
                                                         ------------
           Communications Equipment - 3.1%
           Cisco Systems, Inc.*................. 126,700    3,077,543
           Nokia Oyj (ADR)......................  21,200      360,400
           QUALCOMM, Inc........................  11,300      609,409
                                                         ------------
                                                            4,047,352
                                                         ------------
           Computers & Peripherals - 3.0%
           Dell, Inc.*..........................  28,000      950,880
           Hewlett-Packard Co...................  40,100      921,097
           International Business Machines Corp.  22,100    2,048,228
                                                         ------------
                                                            3,920,205
                                                         ------------
           Electric Utilities - 2.3%
           Consolidated Edison, Inc.............  15,000      645,150
           PG&E Corp.*..........................  13,200      366,564

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Electric Utilities - continued
          Pinnacle West Capital Corp.............  29,895 $  1,196,398
          PPL Corp...............................  18,000      787,500
                                                          ------------
                                                             2,995,612
                                                          ------------
          Electrical Equipment - 1.0%
          Cooper Industries, Ltd. - Class A......  23,600    1,367,148
                                                          ------------
          Financials - Diversified - 7.8%
          CIT Group, Inc.........................  30,664    1,102,371
          Citigroup, Inc.(a)..................... 107,009    5,194,217
          Countrywide Financial Corp.............  11,833      897,533
          Goldman Sachs Group, Inc...............  18,100    1,787,013
          Legg Mason, Inc........................   5,100      393,618
          Morgan Stanley.........................  16,900      978,003
                                                          ------------
                                                            10,352,755
                                                          ------------
          Food & Drug Retailing - 0.9%
          CVS Corp...............................  34,000    1,228,080
                                                          ------------
          Health Care Equipment & Supplies - 3.8%
          Guidant Corp...........................  50,272    3,026,374
          Johnson & Johnson, Inc.................  38,272    1,977,132
                                                          ------------
                                                             5,003,506
                                                          ------------
          Health Care Providers & Services - 1.9%
          Anthem, Inc.*..........................  16,900    1,267,500
          CIGNA Corp.............................   6,400      368,000
          HCA, Inc...............................  11,000      472,560
          UnitedHealth Group, Inc................   8,100      471,258
                                                          ------------
                                                             2,579,318
                                                          ------------
          Hotels, Restaurants & Leisure - 0.4%
          Carnival Corp..........................  13,900      552,247
                                                          ------------
          Household Durables - 0.3%
          Gillette Co............................  12,300      451,779
                                                          ------------
          Household Products - 1.8%
          Procter & Gamble Co....................  23,800    2,377,144
                                                          ------------
          Industrial - Diversified - 7.1%
          Eaton Corp.............................   6,000      647,880
          General Electric Co.................... 129,300    4,005,714
          ITT Industries, Inc....................   1,800      133,578
          SPX Corp.*.............................  12,000      705,720
          Tyco International, Ltd................ 147,439    3,907,133
                                                          ------------
                                                             9,400,025
                                                          ------------
          Insurance - 4.2%
          Ambac Financial Group, Inc.............  28,337    1,966,304
          American International Group, Inc......  15,700    1,040,596
          RenaissanceRe Holdings, Ltd............  26,600    1,304,730
          Willis Group Holdings, Ltd.............  38,300    1,304,881
                                                          ------------
                                                             5,616,511
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


            --------------------------------------------------------
            Security                                       Value
            Description                         Shares    (Note 2)
            --------------------------------------------------------

            Internet & Catalog Retail - 1.4%
            CDW Corp...........................  21,800 $  1,259,168
            eBay, Inc.*........................   8,900      574,851
                                                        ------------
                                                           1,834,019
                                                        ------------
            IT Consulting & Services - 0.5%
            SunGard Data Systems, Inc.*........  26,100      723,231
                                                        ------------
            Leisure Equipment & Products - 2.3%
            Hasbro, Inc........................  19,100      406,448
            Mattel, Inc........................ 135,200    2,605,304
                                                        ------------
                                                           3,011,752
                                                        ------------
            Media - 5.1%
            Comcast Corp. - Class A*...........  24,765      814,026
            E.W. Scripps Co. - Class A.........   6,800      640,152
            Gannett Co., Inc...................  11,600    1,034,256
            Liberty Media Corp. - Class A*..... 137,900    1,639,631
            Viacom, Inc. - Class B.............  57,700    2,560,726
                                                        ------------
                                                           6,688,791
                                                        ------------
            Metals & Mining - 0.9%
            Alcoa, Inc.........................  31,516    1,197,608
                                                        ------------
            Oil & Gas - 7.7%
            Anadarko Petroleum Corp............  28,143    1,435,574
            ChevronTexaco Corp.................  21,545    1,861,273
            ConocoPhillips.....................  26,740    1,753,342
            Cooper Cameron Corp.*..............  14,400      671,040
            Devon Energy Corp..................  31,300    1,792,238
            GlobalSantaFe Corp.................  42,600    1,057,758
            Rowan Companies, Inc.*.............  39,300      910,581
            Unocal Corp........................  17,900      659,257
                                                        ------------
                                                          10,141,063
                                                        ------------
            Paper & Forest Products - 0.2%
            Bowater, Inc.......................   5,700      263,967
                                                        ------------
            Pharmaceuticals - 7.4%
            Abbott Laboratories................   8,300      386,780
            AmerisourceBergen Corp.............   6,600      370,590
            Amgen, Inc.*.......................  23,000    1,421,400
            Eli Lilly & Co.....................  21,500    1,512,095
            MedImmune, Inc.*...................  16,900      429,260
            Merck & Co., Inc...................   9,100      420,420
            Pfizer, Inc........................  98,493    3,479,758
            Sepracor, Inc.*....................  20,900      500,137
            Wyeth..............................  30,300    1,286,235
                                                        ------------
                                                           9,806,675
                                                        ------------
            Retail - Multiline - 1.8%
            Federated Department Stores, Inc...  14,000      659,820
            Kohl's Corp.*......................  13,400      602,196
            Target Corp........................  28,100    1,079,040
                                                        ------------
                                                           2,341,056
                                                        ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Retail - Specialty - 3.8%
          Home Depot, Inc........................  57,100 $  2,026,479
          Jones Apparel Group, Inc...............  12,900      454,467
          NIKE, Inc. - Class B...................  12,500      855,750
          Wal-Mart Stores, Inc...................  33,100    1,755,955
                                                          ------------
                                                             5,092,651
                                                          ------------
          Road & Rail - 0.3%
          Canadian National Railway Co...........   6,400      404,992
                                                          ------------
          Semiconductor Equipment & Products - 3.9%
          Altera Corp.*..........................  66,300    1,505,010
          Analog Devices, Inc....................  22,100    1,008,865
          Intel Corp.............................  41,800    1,345,960
          Intersil Corp. - Class A...............  25,300      628,705
          Novellus Systems, Inc.*................  16,500      693,825
                                                          ------------
                                                             5,182,365
                                                          ------------
          Software - 3.5%
          Mercury Interactive Corp.*.............   9,200      447,488
          Microsoft Corp.(a)..................... 135,300    3,726,162
          SAP AG (ADR)...........................  10,900      453,004
                                                          ------------
                                                             4,626,654
                                                          ------------
          Telecommunication Services - Diversified - 1.1%
          AT&T Corp..............................  12,700      257,810
          Verizon Communications, Inc............  34,738    1,218,609
                                                          ------------
                                                             1,476,419
                                                          ------------
          Telecommunication Services - Wireless - 1.1%
          Nextel Communications, Inc. - Class A*.  12,400      347,944
          SBC Communications, Inc................  43,477    1,133,445
                                                          ------------
                                                             1,481,389
                                                          ------------
          Tobacco - 1.9%
          Altria Group, Inc......................  45,200    2,459,784
                                                          ------------
          U.S. Government Agency - 1.6%
          Freddie Mac............................  37,000    2,157,840
                                                          ------------
          Total Common Stocks (Cost $113,685,570)          130,399,824
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 1.6%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/03
        at 0.100% to be repurchased at
        $1,900,011 on 01/02/04 collaterized by
        $1,925,000 FHLMC 2.150% due
        10/28/05 with a value of $1,938,127...... $1,900,000 $  1,900,000
      U. S. Treasury Note, 1.750%,
        due 12/31/04.............................    200,000      201,071
                                                             ------------
      Total Short-Term Investments
      (Cost $2,100,852)                                         2,101,071
                                                             ------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $115,786,422)                                     132,500,895

      Other Assets and Liabilities (net) - (0.0%)                 (35,736)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $132,465,159
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                       Par      Value
        Description                                   Amount   (Note 2)
        ----------------------------------------------------------------

        Domestic Bonds & Debt Securities - 19.1%
        Aerospace & Defense - 0.7%
        DRS Technologies, Inc. 6.875%, due 11/01/13
          (144A)(a)................................. $ 40,000 $   41,300
        Titan Corp. 8.000%, due 05/15/11
          (144A)(a).................................   15,000     17,100
                                                              ----------
                                                                  58,400
                                                              ----------
        Airlines - 0.2%
        American Airlines 8.608%, due 04/01/11......   10,000      9,113
        Delta Air Lines, Inc. 7.711%, due 09/18/11..   10,000      8,866
                                                              ----------
                                                                  17,979
                                                              ----------
        Auto Components - 0.1%
        Eagle-Picher Industries, Inc. 9.750%, due
          09/01/13 (144A)(a)........................   10,000     10,850
                                                              ----------
        Automobiles - 0.6%
        General Motors Corp. 7.200%, due 01/15/11...   50,000     55,051
                                                              ----------
        Chemicals - 1.2%
        Airgas, Inc. 7.750%, due 09/15/06...........   25,000     26,375
        Nalco Co. 8.875%, due 11/15/13
          (144A)(a).................................   10,000     10,650
        Rayovac Corp. 8.500%, due 10/01/13..........   50,000     53,250
        Terra Industries, Inc. 11.500%, due
          06/01/10..................................   15,000     15,750
                                                              ----------
                                                                 106,025
                                                              ----------
        Commercial Services & Supplies - 1.1%
        Allied Waste North America, Inc. 7.875%, due
          04/15/13..................................   25,000     27,188
        Iron Mountain, Inc. 6.625%, due 01/01/16....   75,000     73,312
                                                              ----------
                                                                 100,500
                                                              ----------
        Construction & Engineering - 0.3%
        Great Lakes Dredge & Dock Corp.
          7.750%, due 12/15/13 (144A)(a)............   30,000     31,012
                                                              ----------

        Containers & Packaging - 0.9%
        Bway Corp. 10.000%, due 10/15/10............   25,000     27,375
        Graham Packaging Holdings Co. 10.750%, due
          01/15/09..................................   15,000     15,563
        Owens-Brockway Glass Container 7.750%, due
          05/15/11..................................   35,000     37,756
                                                              ----------
                                                                  80,694
                                                              ----------
        Electrical Equipment - 0.6%
        Sensus Metering System, Inc. 8.625%, due
          12/15/13 (144A)(a)........................   35,000     36,094
        Tyco International Group S.A. 6.000%, due
          11/15/13 (144A)(a)........................   20,000     20,700
                                                              ----------
                                                                  56,794
                                                              ----------
        Food & Drug Retailing - 0.2%
        Le-Natures, Inc. 9.000%, due 06/15/13
          (144A)(a).................................   15,000     15,900
                                                              ----------

       ------------------------------------------------------------------
       Security                                         Par      Value
       Description                                     Amount   (Note 2)
       ------------------------------------------------------------------

       Food Products - 0.3%
       Land O Lakes, Inc.
         9.000%, due 12/15/10 (144A)(a).............. $ 15,000 $   15,187
        8.750%, due 11/15/11.........................    5,000      4,400
       Michael Foods, Inc. 8.000%, due 11/15/13
         (144A)(a)...................................   10,000     10,475
                                                               ----------
                                                                   30,062
                                                               ----------
       Food Retailers - 0.6%
       B & G Foods, Inc. 9.625%, due 08/01/07........   40,000     41,450
       Couche Tard U.S. 7.500%, due 12/15/13
         (144A)(a)...................................   10,000     10,525
                                                               ----------
                                                                   51,975
                                                               ----------
       Health Care Providers & Services - 0.5%
       Iasis Healthcare Corp. 8.500%, due
         10/15/09....................................    5,000      5,238
       National Nephrology Associations, Inc. 9.000%,
         due 11/01/11 (144A)(a)......................   25,000     26,312
       Triad Hospitals, Inc. 7.000%, due 11/15/13
         (144A)(a)...................................   15,000     15,187
                                                               ----------
                                                                   46,737
                                                               ----------
       Hotels, Restaurants & Leisure - 0.7%
       Mohegan Tribal Gaming Authority 6.375%, due
         07/15/09....................................   10,000     10,375
       River Rock Entertainment Authority 9.750%,
         due 11/01/11 (144A)(a)......................   50,000     54,000
                                                               ----------
                                                                   64,375
                                                               ----------
       Household Durables - 0.4%
       Fedders North America, Inc. 9.375%, due
         08/15/07....................................   20,000     20,200
       Jacuzzi Brands, Inc. 9.625%, due 07/01/10
         (144A)(a)...................................   10,000     11,050
                                                               ----------
                                                                   31,250
                                                               ----------
       Industrial - Diversified - 0.4%
       Blount, Inc. 13.000%, due 08/01/09............   20,000     21,650
       Koppers, Inc. 9.875%, due 10/15/13 (144A)(a)..   10,000     11,075
                                                               ----------
                                                                   32,725
                                                               ----------
       Machinery - 0.5%
       Case New Holland, Inc. 9.250%, due 08/01/11
         (144A)(a)...................................   10,000     11,250
       Manitowoc, Inc. 7.125%, due 11/01/13..........   30,000     31,162
                                                               ----------
                                                                   42,412
                                                               ----------
       Media - 2.8%
       AMC Entertainment, Inc. 9.500%, due
         03/15/09....................................   25,000     25,875
       Charter Communications Holdings/Charter
         Capital 10.000%, due 04/01/09...............   40,000     35,800
       Dex Media West LLC 9.875%, due 08/15/13
         (144A)(a)...................................   10,000     11,675

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                       Par      Value
        Description                                   Amount   (Note 2)
        ----------------------------------------------------------------

        Media - continued
        Gaylord Entertainment Co. 8.000%, due
          11/15/13 (144A)(a)........................ $ 45,000 $   47,700
        Insight Communications Co., Inc. 12.25%, due
          02/15/06++................................   25,000     21,500
        Mediacom LLC 8.500%, due 04/15/08...........   25,000     25,625
        Paxson Communications Corp. 10.750%, due
          07/15/08..................................   55,000     60,294
        Primedia, Inc. 8.875%, due 05/15/11.........   25,000     26,500
                                                              ----------
                                                                 254,969
                                                              ----------
        Oil & Gas - 3.3%
        Dynegy Holdings, Inc. 9.875%, due 07/15/10
          (144A)(a).................................   20,000     22,600
        El Paso Production Holding Co. 7.750%, due
          06/01/13 (144A)(a)........................   50,000     49,500
        NRG Energy, Inc. 8.000%, due 12/15/13
          (144A)(a).................................   15,000     15,844
        Pogo Producing Co. 10.375%, due
          02/15/09..................................   30,000     31,950
        Range Resources Corp. 7.375%, due
          07/15/13..................................   35,000     35,175
        Semco Energy, Inc. 7.125%, due 05/15/08.....   25,000     26,156
        Sonat, Inc.
         6.875%, due 06/01/05.......................   30,000     29,700
         7.625%, due 07/15/11.......................   10,000      9,313
        Teco Energy, Inc. 7.500%, due 06/15/10......   20,000     21,500
        Williams Cos, Inc.
         8.625%, due 06/01/10.......................   25,000     28,187
         7.875%, due 09/01/21.......................   25,000     26,500
                                                              ----------
                                                                 296,425
                                                              ----------
        Paper & Forest Products - 0.9%
        Boise Cascade Corp. 6.500%, due 11/01/10....   50,000     52,230
        Buckeye Technologies, Inc. 8.000%, due
          10/15/10..................................   30,000     29,550
                                                              ----------
                                                                  81,780
                                                              ----------
        Retail - Multiline - 0.1%
        JC Penney Co., Inc. 6.875%, due 10/15/15....   10,000     10,563
                                                              ----------
        Retail - Specialty - 0.3%
        Saks, Inc. 7.375%, due 02/15/19.............   25,000     25,562
                                                              ----------
        Software - 0.4%
        Medex, Inc. 8.875%, due 05/15/13 (144A)(a)..   30,000     32,400
                                                              ----------
        Telecommunication Services - Diversified - 0.1%
        Cincinnati Bell, Inc. 8.375%, due 01/15/14
          (144A)(a).................................   10,000     10,800
                                                              ----------
        Telecommunication Services - Wireless - 1.6%
        Centennial Communications Corp. 10.125%,
          due 06/15/13..............................   35,000     38,587
        Dobson Communications Corp. 8.875%, due
          10/01/13 (144A)(a)........................   25,000     25,438

       -----------------------------------------------------------------
       Security                                        Par      Value
       Description                                    Amount   (Note 2)
       -----------------------------------------------------------------

       Telecommunication Services - Wireless - continued
       Nextel Partners, Inc. 8.125%, due 07/01/11... $ 35,000 $   37,450
       Western Wireless Corp. 9.250%, due
         07/15/13...................................   40,000     42,400
                                                              ----------
                                                                 143,875
                                                              ----------
       Textiles, Apparel & Luxury Goods - 0.3%
       Tommy Hilfiger U.S.A, Inc. 6.850%, due
         06/01/08...................................   25,000     25,188
                                                              ----------
       Total Domestic Bonds & Debt Securities
       (Cost $1,640,049)                                       1,714,303
                                                              ----------

       Convertible Bonds - 8.6%
       Biotechnology - 0.4%
       Amgen, Inc. 0.000%, due 03/01/32+............   50,000     37,938
                                                              ----------
       Communications Equipment - 0.5%
       Alloy, Inc. 5.375%, due 08/01/23
         (144A)(a)..................................   25,000     24,500
       Artesyn Technologies, Inc. 5.500%, due
         08/15/10...................................   15,000     20,437
                                                              ----------
                                                                  44,937
                                                              ----------
       Computers & Peripherals - 0.2%
       Maxtor Corp. 6.800%, due 04/30/10............   10,000     14,338
                                                              ----------
       Electrical Equipment - 1.7%
       Flir Systems, Inc. 3.000%, due 06/01/23
         (144A)(a)..................................   40,000     44,200
       LSI Logic Corp. 4.000%, due 05/15/10.........   50,000     55,812
       Mentor Graphics Corp. 6.875%, due
         06/15/07...................................   50,000     53,438
                                                              ----------
                                                                 153,450
                                                              ----------
       Health Care Equipment & Supplies - 1.0%
       Fisher Scientific Intl, Inc. 2.500%, due
         10/01/23 (144A)(a).........................   80,000     91,100
                                                              ----------
       Health Care Providers & Services - 0.6%
       Lifepoint Hospitals Holding, Inc. 4.500%, due
         06/01/09...................................   50,000     50,437
                                                              ----------
       Leisure Equipment & Products - 0.1%
       Eastman Kodak Co. 3.375%, due 10/15/33
         (144A)(a)..................................   10,000     11,150
                                                              ----------
       Machinery - 1.0%
       Agco Corp. 1.750%, due 12/31/33
         (144A)(a)..................................   75,000     83,906
                                                              ----------
       Media - 0.7%
       Lamar Advertising Co. 2.875%, due
         12/31/10...................................    5,000      5,150
       Liberty Media Corp. 3.250%, due 03/15/31.....   50,000     52,250
       Sinclair Broadcast Group, Inc. 4.875%, due
         07/15/18++.................................    5,000      5,519
                                                              ----------
                                                                  62,919
                                                              ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                Shares/Par   Value
         Description                               Amount    (Note 2)
         -------------------------------------------------------------

         Metals & Mining - 0.3%
         Placer Dome, Inc. 2.750%, due 10/15/23
           (144A)(a)............................  $ 25,000  $   29,875
                                                            ----------
         Software - 1.0%
         Documentum, Inc. 4.500%, due
           04/01/07.............................    50,000      59,812
         First Data Corp. 2.000%, due 03/01/08..    25,000      27,188
                                                            ----------
                                                                87,000
                                                            ----------
         Telecommunication Services - Diversified - 1.1%
         Corning, Inc. 3.500%, due 11/01/08.....    50,000      62,187
         RF Micro Devices, Inc. 1.500%, due
           07/01/10.............................    25,000      37,938
                                                            ----------
                                                               100,125
                                                            ----------
         Total Convertible Bonds (Cost $712,531)               767,175
                                                            ----------

         Common Stocks - 65.8%
         Auto Components - 4.0%
         Cummins, Inc...........................     1,300      63,622
         Dana Corp..............................     4,900      89,915
         Genuine Parts Co.......................     6,100     202,520
                                                            ----------
                                                               356,057
                                                            ----------
         Chemicals - 7.9%
         Crompton Corp..........................     9,900      70,983
         Dow Chemical Co........................     5,400     224,478
         Eastman Chemical Co....................     5,800     229,274
         IMC Global, Inc........................     5,100      50,643
         Monsanto Co............................     4,800     138,144
                                                            ----------
                                                               713,522
                                                            ----------
         Commercial Services & Supplies - 1.6%
         R.R. Donnelley & Son Co................     4,700     141,705
                                                            ----------

         Electrical Equipment - 3.7%
         Hubbell, Inc. - Class B................     3,600     158,760
         Snap-On, Inc...........................     5,400     174,096
                                                            ----------
                                                               332,856
                                                            ----------
         Energy Equipment & Services - 1.5%
         Halliburton Co.........................     5,200     135,200
                                                            ----------
         Food & Drug Retailing - 4.0%
         Archer-Daniels-Midland Co..............     1,200      18,264
         H.J. Heinz Co..........................     5,800     211,294
         Kellogg Co.............................     3,500     133,280
                                                            ----------
                                                               362,838
                                                            ----------
         Food Retailers - 1.0%
         Albertson's, Inc.......................     4,000      90,600
                                                            ----------
         Household Appliances & Home Furnishings - 1.8%
         Newell Rubbermaid, Inc.................     7,000     159,390
                                                            ----------
         Household Durables - 2.1%
         Tupperware Corp........................    11,000     190,740
                                                            ----------

         -------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         -------------------------------------------------------------

         Insurance - 7.1%
         Arthur J. Gallagher & Co................... 2,600  $   84,474
         Chubb Corp................................. 1,000      28,820
         Max Re Capital, Ltd........................ 2,500      56,100
         PartnerRe, Ltd............................. 1,300      75,465
         Prudential Financial, Inc..................   500      32,550
         SAFECO Corp................................ 2,900     112,897
         Travelers Property Casualty Corp. - Class A 5,500      92,290
         XL Capital, Ltd. - Class A................. 2,000     155,100
                                                            ----------
                                                               637,696
                                                            ----------
         Machinery - 0.6%
         CNH Global N.V............................. 3,000      49,800
                                                            ----------
         Metals & Mining - 2.8%
         Ball Corp.................................. 1,300      77,441
         Timken Co.................................. 8,500     170,510
                                                            ----------
                                                               247,951
                                                            ----------
         Oil & Gas - 12.7%
         Ameren Corp................................ 4,900     225,400
         ChevronTexaco Corp......................... 2,700     233,253
         CMS Energy Corp.*.......................... 3,400      28,968
         EOG Resources, Inc.........................   600      27,702
         FPL Group, Inc.............................   500      28,245
         Kerr-McGee Corp............................ 2,500     116,225
         NiSource, Inc.............................. 8,500     186,490
         Northeast Utilities........................ 5,600     112,952
         Puget Energy, Inc.......................... 7,500     178,275
                                                            ----------
                                                             1,137,510
                                                            ----------
         Paper & Forest Products - 3.9%
         Georgia-Pacific Corp....................... 5,600     171,752
         MeadWestvaco Corp.......................... 6,100     181,475
                                                            ----------
                                                               353,227
                                                            ----------
         Pharmaceuticals - 3.0%
         Bristol-Myers Squibb Co.................... 8,100     231,660
         Mylan Laboratories, Inc.................... 1,350      34,101
                                                            ----------
                                                               265,761
                                                            ----------
         Real Estate - 2.6%
         Health Care Property Investors, Inc. (REIT) 2,500     127,000
         Healthcare Realty Trust, Inc. (REIT)....... 3,000     107,250
                                                            ----------
                                                               234,250
                                                            ----------
         Retail - Multiline - 2.5%
         JC Penney Co., Inc......................... 4,500     118,260
         May Department Stores Co................... 3,700     107,559
                                                            ----------
                                                               225,819
                                                            ----------
         Retail - Specialty - 0.7%
         Foot Locker, Inc........................... 2,500      58,625
                                                            ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                    Shares/Par   Value
       Description                                   Amount    (Note 2)
       ------------------------------------------------------------------

       Telecommunication Services - Diversified - 2.3%
       SBC Communications, Inc....................     7,400  $  192,918
       Sprint Corp................................     2,500      17,750
                                                              ----------
                                                                 210,668
                                                              ----------
       Total Common Stocks (Cost $5,163,565)                   5,904,215
                                                              ----------

       Preferred Stock - 2.4%
       Electrical Equipment - 1.9%
       CMS Energy Corp. 4.500% (144A)(a)..........     3,000     170,250
                                                              ----------
       Financial Services - 0.1%
       Doral Financial Corp. 4.750%
         (144A)(a)*...............................        35       9,067
       Media - 0.4%
       Interpublic Group of Companies, Inc.
         5.370%*..................................       650      37,278
       Total Preferred Stock (Cost $192,542)                     216,595
                                                              ----------
       Short-Term Investments - 5.7%
       State Street Bank and Trust Co., Repurchase
         Agreement, dated 12/31/03 at 0.05% to
         be repurchased at $513,001 on 01/02/04
         collateralized by $525,000 FHLB 1.640%
         due 06/17/05 with a value of $524,949
         (Cost $513,000)..........................  $513,000  $  513,000
                                                              ----------

       TOTAL INVESTMENTS - 101.6%
       (Cost $8,221,687)                                       9,115,288

       Other Assets and Liabilities (net) - (1.6%)              (142,490)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $8,972,798
                                                              ==========

Portfolio Footnotes:

* Non-income producing security.

+ Zero coupon bond-Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 69.4%
      Aerospace & Defense - 1.9%
      Alliant Techsystems, Inc. 8.500%, due
        05/15/11............................ $     750,000 $       828,750
      Armor Holdings, Inc. 8.250%, due
        08/15/13 (144A)(a)..................     1,725,000       1,854,375
      DRS Technologies, Inc. 6.875%, due
        11/01/13 (144A)(a)..................     3,500,000       3,613,750
      Esterline Technologies Corp. 7.750%,
        due 06/15/13 (144A)(a)..............     2,750,000       2,970,000
      Raytheon Co. 4.850%, due 01/15/11.....     4,000,000       4,011,196
      Sanmina Scientific Corp. 10.375%, due
        01/15/10............................     1,500,000       1,762,500
      Titan Corp. 8.000%, due 05/15/11
        (144A)(a)...........................     3,975,000       4,531,500
                                                           ---------------
                                                                19,572,071
                                                           ---------------
      Airlines - 0.4%
      American AirIines 8.608%, due
        04/01/11............................     2,000,000       1,822,548
      Continental Airlines, Inc. 7.461%, due
        04/01/13............................     1,091,113         954,225
      Delta Air Lines 7.711%, due
        09/18/11............................     1,250,000       1,108,322
                                                           ---------------
                                                                 3,885,095
                                                           ---------------
      Auto Components - 2.0%
      ArvinMeritor, Inc. 8.750%, due
        03/01/12(b).........................     2,500,000       2,875,000
      Collins & Aikman Products Co.
        10.750%, due 12/31/11...............     2,000,000       1,975,000
      Dana Corp.
       10.125%, due 03/15/10(b).............     2,000,000       2,340,000
       7.000%, due 03/01/29.................       725,000         724,094
      Delco Remy International, Inc.
        11.000%, due 05/01/09...............     3,000,000       3,120,000
      Dura Operating Corp. 9.000%, due
        05/01/09(b).........................     1,500,000       1,507,500
      Goodyear Tire & Rubber Co. 7.857%,
        due 08/15/11(b).....................     2,500,000       2,193,750
      Tenneco Automotive, Inc.,-Series B
       11.625%, due 10/15/09(b).............     2,000,000       2,170,000
       10.250%, due 07/15/13................       900,000       1,028,250
      TRW Automotive, Inc. 9.375%, due
        02/15/13............................     2,000,000       2,295,000
                                                           ---------------
                                                                20,228,594
                                                           ---------------
      Automobiles - 0.3%
      General Motors Corp. 7.125%, due
        07/15/13(b).........................     3,000,000       3,295,770
                                                           ---------------

     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Banks - 0.6%
     Bank of America Corp. 3.250%, due
       08/15/08............................. $   5,000,000 $     4,944,495
     Wachovia Corp. 6.605%, due
       10/01/25.............................     1,000,000       1,102,124
                                                           ---------------
                                                                 6,046,619
                                                           ---------------
     Biotechnology - 0.2%
     Fisher Scientific International, Inc.
       8.000%, due 09/01/13.................     2,000,000       2,155,000
                                                           ---------------
     Building Products - 0.4%
     American Standard, Inc.
      8.250%, due 06/01/09..................     1,500,000       1,740,000
      7.625%, due 02/15/10..................       500,000         570,000
     Koppers, Inc. 9.875%, due 10/15/13
       (144A)(a)............................     1,450,000       1,605,875
                                                           ---------------
                                                                 3,915,875
                                                           ---------------
     Chemicals - 2.1%
     Airgas, Inc. 9.125%, due 10/01/11......     1,000,000       1,127,500
     Borden, Inc. 7.875%, due 02/15/23......       450,000         411,750
     Ferro Corp. 9.125%, due 01/01/09.......     1,000,000       1,182,675
     IMC Global, Inc.,-Series B 11.250%, due
       06/01/11.............................     4,000,000       4,420,000
     Lyondell Chemical Co.,-Series A 9.625%,
       due 05/01/07(b)......................     3,000,000       3,195,000
     Nalco Co. 8.875%, due 11/15/13
       (144A)(a)............................     4,000,000       4,260,000
     Rhodia S.A. 8.875%, due 06/01/11
       (144A)(a)(b).........................     2,475,000       2,289,375
     Rockwood Specialties Group, Inc.
       10.625%, due 05/15/11
       (144A)(a)............................       750,000         840,000
     Terra Capital, Inc. 11.500%, due
       06/01/10.............................     2,500,000       2,625,000
     United Industries Corp.,-Series D
       9.875%, due 04/01/09.................     1,150,000       1,210,375
                                                           ---------------
                                                                21,561,675
                                                           ---------------
     Coal - 0.1%
     Peabody Energy Corp. 6.875%, due
       03/15/13.............................     1,000,000       1,060,000
                                                           ---------------
     Commercial Services & Supplies - 3.4%
     Allied Waste North America, Inc.
      7.875%, due 01/01/09..................     3,000,000       3,142,500
      10.000%, due 08/01/09(b)..............     2,000,000       2,170,000
      6.500%, due 11/15/10 (144A)(a)........     2,000,000       2,060,000
      7.875%, due 04/15/13(b)...............     5,000,000       5,437,500
     American Color Graphics, Inc.
       10.000%, due 06/15/10 (144A)(a)......     2,000,000       2,060,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                     Par           Value
     Description                                 Amount        (Note 2)
     ----------------------------------------------------------------------

     Commercial Services & Supplies - continued
     Avis Group Holdings, Inc. 11.000%, due
       05/01/09.............................. $   1,500,000 $     1,623,915
     Beazer Homes USA, Inc. 6.500%, due
       11/15/13 (144A)(a)....................     3,500,000       3,513,125
     Blount, Inc. 13.000%, due 08/01/09......     2,500,000       2,706,250
     Iron Mountain, Inc.
      8.625%, due 04/01/13...................     3,000,000       3,255,000
      7.750%, due 01/15/15...................     4,000,000       4,210,000
     Stena AB 7.500%, due 11/01/13
       (144A)(a).............................     4,500,000       4,657,500
                                                            ---------------
                                                                 34,835,790
                                                            ---------------
     Communications Equipment - 0.8%
     Crown Castle International Corp.
       10.750%, due 08/01/11(b)..............       750,000         847,500
     L-3 Communications Corp. 6.125%, due
       01/15/14 (144A)(a)....................     2,000,000       2,015,000
     L-3 Communications Corp. 7.625%, due
       06/15/12..............................     2,000,000       2,177,500
     Lucent Technologies, Inc. 6.450%, due
       03/15/29(b)...........................     1,250,000         989,063
     Nortel Networks, Ltd. 6.125%, due
       02/15/06..............................     2,500,000       2,543,750
                                                            ---------------
                                                                  8,572,813
                                                            ---------------
     Computer Software & Processing - 0.1%
     Unisys Corp. 8.125%, due 06/01/06.......     1,000,000       1,085,000
                                                            ---------------
     Computers & Peripherals - 0.3%
     Activant Solutions Inc. 10.500%, due
       06/15/11..............................       880,000         951,500
     Seagate Technology HDD Holdings
       8.000%, due 05/15/09..................     1,500,000       1,623,750
                                                            ---------------
                                                                  2,575,250
                                                            ---------------
     Construction & Engineering - 0.4%
     Dresser, Inc. 9.375%, due
       04/15/11(b)...........................     1,000,000       1,092,500
     Great Lakes Dredge & Dock Corp.
       7.750%, due 12/15/13 (144A)(a)........     1,500,000       1,550,625
     J Ray McDermott S.A. 11.000%, due
       12/15/13 (144A)(a)....................     1,250,000       1,318,750
                                                            ---------------
                                                                  3,961,875
                                                            ---------------
     Containers & Packaging - 3.3%
     AEP Industries, Inc. 9.875%, due
       11/15/07(b)...........................     1,500,000       1,515,000
     Anchor Glass Container Corp., - Series B
       11.000%, due 02/15/13.................     3,000,000       3,495,000
     Bway Corp. 10.000%, due 10/15/10........     4,000,000       4,380,000
     Crown Cork & Seal, Inc. 7.375%, due
       12/15/26(b)...........................     7,000,000       6,361,250

      -------------------------------------------------------------------
      Security                                  Par           Value
      Description                              Amount        (Note 2)
      -------------------------------------------------------------------

      Containers & Packaging - continued
      Graham Packaging Holdings Co.
        10.75%, due 01/15/09(b)............ $     370,000 $       383,875
      Jefferson Smurfit Corp. 7.500%, due
        06/01/13(b)........................     2,500,000       2,625,000
      Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09................     3,500,000       3,854,375
       7.750%, due 05/15/11................     4,000,000       4,315,000
      Plastipak Holdings, Inc. 10.750%, due
        09/01/11...........................       815,000         910,763
      Portola Packaging, Inc. 10.750%, due
        10/01/05...........................       500,000         503,750
      Stone Container Corp.
       9.250%, due 02/01/08................     1,000,000       1,110,000
       8.375%, due 07/01/12................       600,000         654,000
      Tekni-Plex, Inc. 8.750%, due 11/15/13
        (144A)(a)..........................     2,250,000       2,356,875
      TriMas Corp. 9.875%, due
        06/15/12(b)........................     1,025,000       1,073,687
                                                          ---------------
                                                               33,538,575
                                                          ---------------
      Diversified Telecommunication Services - 2.0%
      Block Communications, Inc. 9.250%,
        due 04/15/09.......................     2,000,000       2,160,000
      Cincinnati Bell, Inc. 8.375%, due
        01/15/14 (144A)(a).................     4,000,000       4,320,000
      Level 3 Financing, Inc. 10.750%, due
        10/15/11 (144A)(a).................     2,500,000       2,656,250
      MCI Communications Corp. 6.500%,
        due 04/15/10.......................     7,000,000       5,670,000
      Qwest Services Corp. 13.500%, due
        12/15/10 (144A)(a).................     3,000,000       3,660,000
      TeleCorp PCS, Inc. 10.625%, due
        07/15/10...........................     1,000,000       1,169,433
      TeleCorp PCS, Inc. 0.000% / 11.625%,
        due 04/15/09++.....................       731,000         765,810
                                                          ---------------
                                                               20,401,493
                                                          ---------------
      Electric Services - 2.2%
      AES Corp. (The)
       8.875%, due 02/15/11(b).............     1,000,000       1,095,000
       8.750%, due 05/15/13 (144A)(a)......     3,500,000       3,928,750
      Calpine Corp.
       7.875%, due 04/01/08................     2,300,000       1,805,500
       8.500%, due 02/15/11(b).............     4,000,000       3,185,000
      Duke Energy Co. 5.375%, due
        01/01/09...........................     2,000,000       2,111,620
      NRG Energy, Inc. 8.000%, due 12/15/13
        (144A)(a)..........................     1,825,000       1,927,656
      PP&L, Inc. 6.550%, due 03/01/06......     1,250,000       1,350,712
      PSE&G Energy Holdings, Inc. 8.500%,
        due 06/15/11.......................     1,500,000       1,670,625

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


    -----------------------------------------------------------------------
    Security                                      Par           Value
    Description                                  Amount        (Note 2)
    -----------------------------------------------------------------------

    Electric Services - continued
    TXU Corp., Series J 6.375%, due
      06/15/06............................... $   2,500,000 $     2,656,250
    Virginia Electric & Power Co. 4.500%,
      due 12/15/10...........................     2,300,000       2,322,487
    Virginia Electric & Power Co., - Series A
      7.000%, due 01/01/24...................       700,000         721,363
                                                            ---------------
                                                                 22,774,963
                                                            ---------------
    Electronic Equipment & Instruments - 0.6%
    Rayovac Corp. 8.500%, due
      10/01/13...............................     6,000,000       6,390,000
                                                            ---------------
    Energy Equipment & Services - 0.2%
    PPL Corp. 6.400%, due 11/01/11...........     2,000,000       2,188,278
                                                            ---------------
    Financial Services - 1.4%
    Alamosa Delaware, Inc. 11.000%, due
      07/31/10...............................     2,000,000       2,170,000
    Ford Motor Credit Co. 7.250%, due
      10/25/11...............................     3,000,000       3,258,576
    Franklin Resources, Inc. 3.700%, due
      04/15/08...............................       900,000         895,993
    GATX Financial Corp. 8.875%, due
      06/01/09(b)............................     2,000,000       2,246,216
    Qwest Capital Funding, Inc.
      5.875%, due 08/03/04...................     4,000,000       4,030,000
    R. H. Donnelley Financial Corp.
      10.875%, due 12/15/12 (144A)(a)........     1,000,000       1,191,250
                                                            ---------------
                                                                 13,792,035
                                                            ---------------
    Food Products - 3.4%
    American Seafoods Group LLC
      10.125%, due 04/15/10..................     1,000,000       1,193,750
    ConAgra Foods, Inc.
      6.000%, due 09/15/06...................     1,000,000       1,081,563
    Corn Products International, Inc.
      8.450%, due 08/15/09...................     1,250,000       1,403,125
    Dean Foods Co. 6.625%, due
      05/15/09...............................     3,000,000       3,165,000
    Del Monte Corp.
     9.250%, due 05/15/11....................     1,500,000       1,665,000
     8.625%, due 12/15/12....................       750,000         825,000
    Dole Food Co., Inc.
     8.875%, due 03/15/11....................       800,000         882,000
     1.000%, due 07/15/13 (b)................     2,000,000       2,215,000
    Land O Lakes, Inc.
     9.000%, due 12/15/10 (144A)(a)..........     1,775,000       1,797,187
     8.750%, due 11/15/11 (b)................     1,630,000       1,434,400
    Le-Natures, Inc. 9.000%, due 06/15/13
      (144A)(a)..............................     3,500,000       3,710,000
    Michael Foods, Inc. 8.000%, due
      11/15/13 (144A)(a).....................     5,500,000       5,761,250

     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Food Products - continued
     Nestle Holdings, Inc. 3.000%, due
       05/09/05............................. $   5,000,000 $     5,750,000
     Pinnacle Foods Holdings Corp. 8.250%,
       due 12/01/13 (144A)(a)...............     1,950,000       2,028,000
     Regions Financial Corp. 7.000%, due
       03/01/11.............................     1,500,000       1,693,406
                                                           ---------------
                                                                34,604,681
                                                           ---------------
     Food Retailers - 1.5%
     Ahold USA, Inc. 8.250%, due
       07/15/10.............................     2,000,000       2,190,000
     B & G Foods, Inc. 9.625%, due
       08/01/07.............................     4,500,000       4,663,125
     Dominos, Inc. 8.250%, due 07/01/11
       (144A)(a)............................     2,000,000       2,152,500
     Ingles Markets, Inc. 8.875%, due
       12/01/11(b)..........................     3,000,000       3,030,000
     Roundys, Inc., - Series B 8.875%, due
       06/15/12.............................     1,500,000       1,608,750
     Stater Brothers Holdings, Inc. 10.750%,
       due 08/15/06.........................     1,500,000       1,588,125
                                                           ---------------
                                                                15,232,500
                                                           ---------------
     Health Care Equipment & Supplies - 1.1%
     Abgenix, Inc., Convertible 3.500%, due
       03/15/07.............................     1,225,000       1,143,844
     Alliance Imaging, Inc. 10.375%, due
       04/15/11(b)..........................     2,000,000       2,130,000
     Fresenius Med Cap Trust II 7.875%, due
       02/01/08.............................     1,050,000       1,126,125
     Hanger Orthopedic Group, Inc.
       10.375%, due 02/15/09................     1,000,000       1,140,000
     Medex, Inc. 8.875%, due 05/15/13
       (144A)(a)............................     5,500,000       5,940,000
                                                           ---------------
                                                                11,479,969
                                                           ---------------
     Health Care Providers & Services - 4.0%
     Ameripath, Inc. 10.500%, due
       04/01/13.............................     4,000,000       4,280,000
     Ardent Health Services, Inc. 10.000%,
       due 08/15/13 (144A)(a)...............     2,000,000       2,190,000
     Cole National Group, Inc. 8.875%, due
       05/15/12.............................     1,500,000       1,612,500
     Coventry Health Care, Inc. 8.125%, due
       02/15/12.............................     1,500,000       1,672,500
     Extendicare Health Services,
       Inc. 9.500%, due 07/01/10(b).........     2,000,000       2,230,000
     HCA, Inc. 7.690%, due 06/15/25.........     1,500,000       1,587,213
     HealthSouth Corp.
      10.750%, due 10/01/08(b)(c)...........       500,000         475,000
      8.375%, due 10/01/11(c)...............     1,500,000       1,425,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Health Care Providers & Services - continued
     Iasis Healthcare Corp. 8.500%, due
       10/15/09............................. $   4,000,000 $     4,190,000
     Mariner Health Care, Inc. 8.250%, due
       12/15/13 (144A)(a)...................     1,575,000       1,598,625
     National Nephrology Associations, Inc.
       9.000%, due 11/01/11 (144A)(a).......     1,500,000       1,578,750
     PacifiCare Health Systems, Inc.
       10.750%, due 06/01/09................     1,950,000       2,310,750
     Prime Medical Services, Inc.
       8.750%, due 04/01/08.................     1,500,000       1,455,000
     Rotech Healthcare, Inc. 9.500%, due
       04/01/12.............................     3,000,000       3,150,000
     Tenet Healthcare Corp. 7.375%, due
       02/01/13(b)..........................     5,000,000       5,050,000
     Triad Hospitals, Inc. 7.000%, due
       11/15/13 (144A)(a)...................     2,500,000       2,531,250
     Triad Hospitals, Inc., - Series B
       8.750%, due 05/01/09.................     1,500,000       1,633,125
     UnitedHealth Group, Inc. 4.875%, due
       04/01/13.............................     1,500,000       1,513,222
                                                           ---------------
                                                                40,482,935
                                                           ---------------
     Hotels, Restaurants & Leisure - 5.7%
     AMC Entertainment, Inc. 9.500%, due
       03/15/09.............................     1,550,000       1,604,250
     Aztar Corp.
      8.875%, due 05/15/07..................     3,000,000       3,146,250
      9.000%, due 08/15/11..................     2,000,000       2,205,000
     Boyd Gaming Corp. 8.750%, due
       04/15/12.............................     3,500,000       3,858,750
     Gaylord Entertainment Co. 8.000%, due
       11/15/13 (144A)(a)...................     7,000,000       7,420,000
     Hard Rock Hotel, Inc. 8.875%, due
       06/01/13 (144A)(a)...................     5,000,000       5,350,000
     Harrah's Operation Co., Inc. 7.500%,
       due 01/15/09.........................     1,700,000       1,938,342
     Hilton Hotels Corp. 8.250%, due
       02/15/11(b)..........................     1,500,000       1,736,250
     Isle of Capri Casinos, Inc. 9.000%, due
       03/15/12.............................     3,000,000       3,352,500
     John Q Hammons Hotels, Inc., - Series B
       8.875%, due 05/15/12(b)..............     1,500,000       1,661,250
     Mandalay Resort Group 9.375%, due
       02/15/10(b)..........................     2,000,000       2,340,000
     Mohegan Tribal Gaming Authority
       6.375%, due 07/15/09.................     3,000,000       3,112,500
     O'Charleys, Inc. 9.000%, due 11/01/13
       (144A)(a)............................     2,000,000       2,020,000

      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Hotels, Restaurants & Leisure - continued
      Park Place Entertainment Corp.
       7.875%, due 12/15/05(b).............. $   3,250,000 $     3,489,687
       9.375%, due 02/15/07.................     1,750,000       1,986,250
      Penn National Gaming, Inc. 6.875%, due
        12/01/11 (144A)(a)..................     3,000,000       2,985,000
      River Rock Entertainment Authority
        9.750%, due 11/01/11 (144A)(a)......     3,000,000       3,240,000
      Six Flags, Inc. 9.500%, due
        02/01/09(b).........................     2,000,000       2,105,000
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10 (144A)(a)......     1,500,000       1,638,750
      Venetian Casino Resort 11.000%, due
        06/15/10............................     2,000,000       2,330,000
                                                           ---------------
                                                                57,519,779
                                                           ---------------
      Household Durables - 1.2%
      Beazer Homes USA, Inc. 8.375%, due
        04/15/12............................     1,000,000       1,107,500
      D. R. Horton, Inc. 6.875%, due
        05/01/13............................     1,000,000       1,070,000
      Fedders North America, Inc. 9.375%,
        due 08/15/07........................     1,500,000       1,515,000
      Jacuzzi Brands, Inc. 9.625%, due
        07/01/10 (144A)(a)..................     2,500,000       2,762,500
      Lennar Corp. 7.625%, due 03/01/09.....     1,500,000       1,732,697
      Schuler Homes, Inc. 9.375%, due
        07/15/09............................     1,500,000       1,695,000
      Sealy Mattress Co.,-Series B 9.875%,
        due 12/15/07(b).....................     1,250,000       1,300,000
      William Lyon Homes, Inc. 10.750%, due
        04/01/13............................     1,150,000       1,313,875
                                                           ---------------
                                                                12,496,572
                                                           ---------------
      Industrials - 0.6%
      Couche Tard US 7.500%, due 12/15/13
        (144A)(a)...........................     1,000,000       1,052,500
      JLG Industries, Inc. 8.250%, due
        05/01/08(b).........................     2,150,000       2,346,188
      Kraton Polymers LLC 8.125%, due
        01/15/14 (144A)(a)..................       175,000         182,875
      Sensus Metering Systems, Inc. 8.625%,
        due 12/15/13 (144A)(a)..............     2,000,000       2,062,500
                                                           ---------------
                                                                 5,644,063
                                                           ---------------
      Industrial-Diversified - 0.3%
      Eagle-Picher, Inc. 9.750%, due
        09/01/13 (144A)(a)..................     1,200,000       1,302,000
      Temple-Inland, Inc. 7.875%, due
        05/01/12............................     1,250,000       1,451,815
                                                           ---------------
                                                                 2,753,815
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Insurance - 0.3%
     Advance PCS 8.500%, due 04/01/08....... $   2,500,000 $     2,725,000
                                                           ---------------
     Machinery - 0.7%
     Case New Holland, Inc. 9.250%, due
       08/01/11 (144A)(a)...................     1,200,000       1,350,000
     Cummins, Inc. 9.500%, due 12/01/10
       (144A)(a)............................     2,500,000       2,887,500
     Manitowoc Co., Inc. 7.125%, due
       11/01/13.............................     2,500,000       2,596,875
                                                           ---------------
                                                                 6,834,375
                                                           ---------------
     Media - 8.8%
     Allbritton Communications Co. 7.750%,
       due 12/15/12.........................     7,500,000       7,818,750
     American Media Operations, Inc., -
       Series B 10.250%, due 05/01/09.......     1,000,000       1,071,250
     AMFM, Inc. 8.000%, due 11/01/08........       450,000         523,125
     AOL Time Warner, Inc. 6.125%, due
       04/15/06.............................     2,000,000       2,154,434
     Century Communications Corp. 8.375%,
       due 11/15/17(c)......................       700,000         686,000
     Century Communications Corp., -
       Class A 9.500%, due 03/01/05(c)......     1,850,000       1,794,500
     Charter Communications Holdings
      10.000%, due 04/01/09.................     6,750,000       6,041,250
      10.250%, due 09/15/10 (144A)(a).......     3,500,000       3,692,500
     Cinemark USA, Inc. 9.000%, due
       02/01/13.............................     1,750,000       1,977,500
     Clear Channel Communications, Inc.
       4.625%, due 01/15/08(b)..............     2,500,000       2,581,470
     Comcast Corp. 5.850%, due
       01/15/10.............................     1,500,000       1,604,014
     CSC Holdings, Inc. 7.625%, due
       07/15/18.............................       900,000         949,500
     CSC Holdings, Inc., - Series B 8.125%,
       due 08/15/09.........................     4,000,000       4,320,000
     Dex Media West LLC 9.875%, due
       08/15/13 (144A)(a)...................     2,000,000       2,335,000
     Dex Media, Inc. 8.000%, due 11/15/13
       (144A)(a)............................     3,500,000       3,692,500
     DirecTV Holdings LLC 8.375%, due
       03/15/13.............................     2,500,000       2,912,500
     EchoStar DBS Corp.
      10.375%, due 10/01/07.................       600,000         660,750
      9.125%, due 01/15/09..................     1,625,000       1,826,094
      6.375%, due 10/01/11 (144A)(a)........     3,000,000       3,090,000
     Entercom Radio LLC/Entercom Capital
       7.625%, due 03/01/14.................       750,000         809,062
     FrontierVision Operating Partners LP, -
       Series B 1.000%, due 09/15/07(c).....     1,000,000       1,065,000

      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Media - continued
      Houghton Mifflin Co. 8.250%, due
        02/01/11............................ $   6,000,000 $     6,450,000
      Insight Communications Co., Inc.
        0.000% / 12.250%, due 02/15/11
        1.000%, due 02/15/11++..............     7,500,000       6,450,000
      LIN Television Corp. 6.500%, due
        05/15/13 (144A)(a)(b)...............     2,000,000       2,012,500
      Mediacom LLC 8.500%, due
        04/15/08(b).........................     6,000,000       6,150,000
      Paxson Communications Corp.
        10.750%, due 07/15/08(b)............     7,000,000       7,673,750
      PRIMEDIA, Inc. 8.875%, due
        05/15/11(b).........................     5,500,000       5,830,000
      Renaissance Media Group LLC 10.000%,
        due 04/15/08++......................       750,000         779,063
      Sinclair Broadcast Group, Inc. 8.750%,
        due 12/15/11........................     2,000,000       2,230,000
                                                           ---------------
                                                                89,180,512
                                                           ---------------
      Metals & Mining - 0.4%
      Armco, Inc. 9.000%, due 09/15/07......     1,500,000       1,338,750
      Century Aluminum Co. 11.750%, due
        04/15/08............................     1,500,000       1,680,000
      Timken Co. 5.750%, due 02/15/10.......     1,500,000       1,484,666
                                                           ---------------
                                                                 4,503,416
                                                           ---------------
      Oil & Gas - 6.0%
      Chesapeake Energy Corp. 8.375%, due
        11/01/08............................     1,000,000       1,105,000
      Dynegy Holdings, Inc. 9.875%, due
        07/15/10 (144A)(a)..................     4,000,000       4,520,000
      El Paso Production Holding Co. 7.750%,
        due 06/01/13 (144A)(a)..............     7,000,000       6,930,000
      Forest Oil Corp. 8.000%, due
        06/15/08............................     1,500,000       1,642,500
      Hanover Compressor Co. 8.625%, due
        12/15/10............................     1,675,000       1,750,375
      Houston Exploration Co. 7.000%, due
        06/15/13 (144A)(a)..................     3,000,000       3,112,500
      Key Energy Services, Inc.
       8.375%, due 03/01/08.................     1,000,000       1,075,000
       6.375%, due 05/01/13(b)..............     1,250,000       1,275,000
      Magnum Hunter Resources, Inc.
        9.600%, due 03/15/12................     2,000,000       2,280,000
      Northwest Pipeline Corp. 8.125%, due
        03/01/10............................     1,500,000       1,672,500
      Nuevo Energy Co., - Series B 9.375%,
        due 10/01/10(b).....................       600,000         661,500
      Seagull Energy 7.500%, due
        09/15/27............................       250,000         281,124

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Oil & Gas - continued
      Parker Drilling Co. 9.625%, due
        10/01/13 (144A)(a).................. $     675,000 $       705,375
      Pennzoil-Quaker State Co. 10.000%,
        due 11/01/08........................       488,000         577,592
      Pioneer Natural Resources Co., -
        Series A 7.200%, due 01/15/28.......     1,510,000       1,621,246
      Pogo Producing Co. - Series B 10.375%,
        due 02/15/09........................     1,500,000       1,597,500
      Range Resources Corp. 7.375%, due
        07/15/13............................     2,000,000       2,010,000
      Reliant Resources, Inc. 9.500%, due
        07/15/13 (144A)(a)..................     4,500,000       4,837,500
      Semco Energy, Inc. 7.125%, due
        05/15/08............................     5,000,000       5,231,250
      Sonat, Inc.
       6.875%, due 06/01/05.................     2,000,000       1,980,000
       7.625%, due 07/15/11.................     1,500,000       1,396,875
      Stone Energy Corp. 8.250%, due
        12/15/11............................       750,000         821,250
      Suburban Propane Partners LP 6.875%,
        due 12/15/13 (144A)(a)..............     1,600,000       1,624,000
      Swift Energy Co. 9.375%, due
        05/01/12............................     1,250,000       1,381,250
      Teco Energy, Inc. 7.500%, due
        06/15/10............................     6,000,000       6,450,000
      Williams Cos, Inc.
       8.625%, due 06/01/10.................     1,250,000       1,409,375
       7.875%, due 09/01/21.................     3,000,000       3,180,000
                                                           ---------------
                                                                61,128,712
                                                           ---------------
      Paper & Forest Products - 2.5%
      Boise Cascade Corp. 6.500%, due
        11/01/10(b).........................     4,000,000       4,178,372
      Bowater, Inc. 6.500%, due
        06/15/13(b).........................     3,500,000       3,402,658
      Buckeye Technologies, Inc. 8.000%,
        due 10/15/10........................     4,000,000       3,940,000
      Georgia-Pacific Corp.
       8.250%, due 03/01/23(b)..............     4,000,000       4,080,000
       8.125%, due 06/15/23.................     1,950,000       1,979,250
      International Paper Co. 8.125%, due
        07/08/05............................     1,000,000       1,089,740
      Longview Fibre Co. 10.000%, due
        01/15/09............................     1,500,000       1,653,750
      Smurfit-Stone Container Corp. 8.250%,
        due 10/01/12........................     1,750,000       1,907,500
      Weyerhaeuser Co. 6.125%, due
        03/15/07............................     2,500,000       2,711,532
                                                           ---------------
                                                                24,942,802
                                                           ---------------

      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Personal Products - 0.2%
      JohnsonDiversey Holdings, Inc., -
        Series B 9.625%, due 05/15/12....... $   2,000,000 $     2,240,000
                                                           ---------------
      Pharmaceuticals - 1.1%
      Alpharma, Inc. 8.625%, due 05/01/11
        (144A)(a)...........................     7,000,000       7,122,500
      Perkinelmer, Inc. 8.875%, due
        01/15/13............................     3,500,000       4,025,000
                                                           ---------------
                                                                11,147,500
                                                           ---------------
      Real Estate - 1.1%
      Felcor Lodging LP (REIT) 8.500%, due
        06/01/11(b).........................     2,260,000       2,463,400
      Host Marriott Corp. (REIT), - Series B
        7.875%, due 08/01/08................     3,500,000       3,657,500
      Host Marriott LP (REIT), - Series G
        9.250%, due 10/01/07(b).............     2,250,000       2,525,625
      Senior Housing Properties Trust (REIT)
        7.875%, due 04/15/15................     1,000,000       1,055,000
      Ventas Realty LP (REIT) 8.750%, due
        05/01/09............................     1,000,000       1,102,500
                                                           ---------------
                                                                10,804,025
                                                           ---------------
      Retail - Multiline - 1.6%
      Dillard's, Inc. 6.300%, due
        02/15/08(b).........................     2,500,000       2,537,500
      JC Penney, Inc.
       8.000%, due 03/01/10.................     2,000,000       2,302,500
       6.875%, due 10/15/15.................     1,750,000       1,848,437
       7.950%, due 04/01/17(b)..............     1,500,000       1,711,875
      Remington Arms Co. 10.500%, due
        02/01/11............................     1,000,000       1,070,000
      Rite Aid Corp. 8.125%, due 05/01/10...     6,000,000       6,480,000
                                                           ---------------
                                                                15,950,312
                                                           ---------------
      Retail - Specialty - 0.6%
      American Greetings Corp. 11.750%, due
        07/15/08(b).........................       750,000         870,000
      Woolworth Corp. 8.500%, due
        01/15/22............................     1,110,000       1,237,650
      Saks, Inc. 9.875%, due 10/01/11.......     3,500,000       4,182,500
                                                           ---------------
                                                                 6,290,150
                                                           ---------------
      Telecommunication Services - Wireless - 2.8%
      ACC Escrow Corp. 10.000%, due
        08/01/11 (144A)(a)..................       750,000         840,000
      Centennial Communications Corp
        10.125%, due 06/15/13...............     6,500,000       7,166,250
      Dobson Communications Corp. 8.875%,
        due 10/01/13 (144A)(a)..............     5,000,000       5,087,500
      Nextel Communications, Inc.
       9.500%, due 02/01/11.................     3,000,000       3,405,000
       7.375%, due 08/01/15.................     1,500,000       1,620,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Telecommunication Services - Wireless - continued
     Nextel Partners, Inc. 8.125%, due
       07/01/11(b).......................... $   4,000,000 $     4,280,000
     Rural Cellular Corp. 9.750%, due
       01/15/10.............................     3,500,000       3,438,750
     VoiceStream Wireless Corp. 10.375%,
       due 11/15/09.........................       325,000         363,594
     Western Wireless Corp. 9.250%, due
       07/15/13.............................     2,000,000       2,120,000
                                                           ---------------
                                                                28,321,094
                                                           ---------------
     Textiles, Apparel & Luxury Goods - 0.3%
     Interface, Inc., - Series B 9.500%, due
       11/15/05(b)..........................     1,000,000         975,000
     Oxford Industries, Inc. 8.875%, due
       06/01/11 (144A)(a)...................     1,000,000       1,098,750
     Tommy Hilfiger USA, Inc. 6.850%, due
       06/01/08.............................     1,500,000       1,511,250
                                                           ---------------
                                                                 3,585,000
                                                           ---------------
     Transportation - 0.4%
     Offshore Logistics, Inc. 6.125%, due
       06/15/13.............................     4,000,000       3,940,000
                                                           ---------------
     U.S. Government Agency Mortgage Backed Securities - 2.1%
     Federal Home Loan Mortgage Corp.
       5.500%, due 07/15/06(b)..............    10,000,000      10,780,890
     Federal National Mortgage Assoc.
       5.500%, due 10/01/33.................     4,942,686       5,011,103
     Federal National Mortgage Assoc.
      7.000%, due 09/01/29..................       322,304         341,636
      7.000%, due 03/01/32..................       607,876         643,872
      7.000%, due 05/01/32..................     2,478,217       2,624,968
      6.000%, due 12/01/32..................     2,047,372       2,117,851
                                                           ---------------
                                                                21,520,320
                                                           ---------------
     Total Domestic Bonds & Debt Securities
     (Cost $660,352,824)                                       705,164,303
                                                           ---------------

     Foreign Bonds & Debt Securities - 4.7%
     Australia - 0.1%
     Aristocrat Leisure, Ltd., Convertible
       5.000%, due 05/31/06.................     1,000,000         955,000
                                                           ---------------
     Bermuda - 0.2%
     Comcast UK Cable Partners, Ltd.
       11.20%, due 11/15/07.................     2,500,000       2,537,500
                                                           ---------------
     Brazil - 0.0%
     Globo Comunicacoes Participacao
       10.625%, due 12/05/08
       (144A)(a)(c).........................       750,000         337,500
                                                           ---------------

   --------------------------------------------------------------------------
   Security                                         Par           Value
   Description                                     Amount        (Note 2)
   --------------------------------------------------------------------------

   Canada - 2.3%
   Abitibi-Consolidated, Inc. (Yankee)
     8.550%, due 08/01/10...................... $   3,000,000 $     3,345,900
   Biovail Corp., (Yankee) 7.875%, due
     04/01/10..................................     4,500,000       4,612,500
   Bombardier Recreational Products
     8.375%, due 12/15/13 (144A)(a)............     1,000,000       1,050,000
   Millar Western Forest Products, Ltd.
     7.750%, due 11/15/13 (144A)(a)............     1,625,000       1,694,062
   Placer Dome, Inc., Convertible 2.750%,
     due 10/15/23 (144A)(a)....................     5,000,000       6,006,250
   Rogers Cantel, Inc., (Yankee) 8.300%,
     due 10/01/07..............................     1,500,000       1,552,500
   Rogers Wireless Communications, Inc.
     9.625%, due 05/01/11......................     1,000,000       1,200,000
   Tembec Industries, Inc. 7.750%, due
     03/15/12..................................     2,000,000       2,000,000
   Tembec Industries, Inc., (Yankee)
     8.625%, due 06/30/09(b)...................     1,500,000       1,552,500
                                                              ---------------
                                                                   23,013,712
                                                              ---------------
   France - 0.2%
   Vivendi Universal S.A., - Series B 9.250%,
     due 04/15/10 (144A)(a)....................     1,750,000       2,082,500
                                                              ---------------
   Ireland - 0.3%
   Eircom Funding 8.250%, due
     08/15/13(b)...............................       750,000         834,375
   MDP Acquisitions Plc 9.625%, due
     10/01/12..................................     1,850,000       2,081,250
                                                              ---------------
                                                                    2,915,625
                                                              ---------------
   Luxembourg - 0.8%
   Tyco International Group S. A., 6.000%,
     due 11/15/13 (144A)(a)....................     2,700,000       2,794,500
   Tyco International Group S. A., -
     Series A, Convertible 2.750%, due
     01/15/18..................................     4,000,000       5,125,000
                                                              ---------------
                                                                    7,919,500
                                                              ---------------
   Mexico - 0.2%
   Petroleos Mexicanos 8.625%, due
     12/01/23 (144A)(a)........................       700,000         771,750
   TV Azteca S.A. de C.V., - Series B, (Yankee)
     10.500%, due 02/15/07(b)..................     1,500,000       1,541,250
                                                              ---------------
                                                                    2,313,000
                                                              ---------------
   Netherlands - 0.5%
   ASML Holding N.V., Convertible 5.750%,
     due 10/15/06..............................     2,000,000       2,630,000
   Stmicroelectronics N.V., Convertible
     3.688%, due 07/05/13
     (144A)(a)+................................     2,000,000       2,152,500
                                                              ---------------
                                                                    4,782,500
                                                              ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     United Kingdom - 0.1%
     Swiss Life Financial, Ltd., Convertible
       2.000%, due 05/20/05................. $   1,225,000 $     1,365,875
                                                           ---------------
     Total Foreign Bonds & Debt Securities
     (Cost $44,832,496)                                         48,222,712
                                                           ---------------

     Convertible Bonds - 14.4%
     Advertising - 0.7%
     Lamar Advertising Co. 2.875%, due
       12/31/10.............................     7,000,000       7,210,000
                                                           ---------------
     Agricultural - 0.3%
     Bunge, Ltd. 3.750%, due
       11/15/22(b)..........................     3,000,000       3,513,750
                                                           ---------------
     Biotechnology - 0.7%
     Amgen, Inc. 1.005%, due 03/01/32+......     2,000,000       1,517,500
     Fisher Scientific International, Inc.
       2.500%, due 10/01/23 (144A)(a).......     5,000,000       5,693,750
                                                           ---------------
                                                                 7,211,250
                                                           ---------------
     Commercial Services & Supplies - 0.5%
     First Data Corp. 2.000%, due
       03/01/08(b)..........................     4,500,000       4,893,750
                                                           ---------------
     Communications Equipment - 1.0%
     Corning, Inc.
      7.000%, due 03/15/07..................     1,000,000       1,005,000
      3.500%, due 11/01/08..................     4,000,000       4,975,000
     L-3 Communications Holdings, Inc.
       4.000%, due 09/15/11.................     3,500,000       3,845,625
                                                           ---------------
                                                                 9,825,625
                                                           ---------------
     Computer Software & Processing - 1.3%
     Affiliated Computer Services, Inc.
       3.500%, due 02/15/06.................       750,000         952,500
     BEA Systems, Inc. 4.000%, due
       12/15/06.............................     2,500,000       2,521,875
     Mentor Graphics Corp. 6.875%, due
       06/15/07.............................     5,000,000       5,343,750
     Mercury Interactive Corp. 4.750%, due
       07/01/07.............................     2,000,000       1,992,500
     Wind River Systems, Inc. 3.750%, due
       12/15/06.............................     2,950,000       2,765,625
                                                           ---------------
                                                                13,576,250
                                                           ---------------
     Computers & Peripherals - 0.1%
     Maxtor Corp. 6.800%, due 04/30/10......       730,000       1,046,637
                                                           ---------------
     Electrical Equipment - 0.9%
     Artesyn Technologies, Inc. 5.500%, due
       08/15/10.............................     1,900,000       2,588,750
     LSI Logic Corp. 4.000%, due
       05/15/10.............................     6,000,000       6,697,500
                                                           ---------------
                                                                 9,286,250
                                                           ---------------

     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Electronics - 0.4%
     Agilent Technologies, Inc. 3.000%, due
       12/01/21//\/......................... $   1,000,000 $     1,097,500
     EDO Corp. 5.250%, due 04/15/07.........     2,500,000       2,803,125
                                                           ---------------
                                                                 3,900,625
                                                           ---------------
     Food Products - 0.4%
     General Mills, Inc. 1.901%, due
       10/28/22+............................     5,000,000       3,525,000
                                                           ---------------
     Health Care Equipment & Supplies - 0.4%
     Medtronic, Inc. 1.250%, due
       09/15/21.............................     3,500,000       3,600,625
                                                           ---------------
     Health Care Providers & Services - 1.5%
     Allergan, Inc. 0.253%, due
       11/06/22+............................     2,000,000       1,915,000
     Beverly Enterprises, Inc. 2.750%, due
       11/01/33.............................     3,000,000       4,245,000
     Lifepoint Hospitals, Inc. 4.500%, due
       06/01/09.............................     4,000,000       4,035,000
     Universal Health Services, Inc. 0.426%,
       due 06/23/20.........................     7,500,000       4,978,125
                                                           ---------------
                                                                15,173,125
                                                           ---------------
     Hotels, Restaurants & Leisure - 0.2%
     Fairmont Hotels & Resorts, Inc. 3.750%,
       due 12/01/23 (144A)(a)...............     2,000,000       2,107,500
                                                           ---------------
     Internet Software & Services - 0.2%
     Alloy, Inc. 5.375%, due 08/01/23
       (144A)(a)............................     1,750,000       1,715,000
                                                           ---------------
     Leisure Equipment & Products - 0.1%
     Eastman Kodak Co. 3.375%, due
       10/15/33 (144A)(a)...................       800,000         892,000
                                                           ---------------
     Media - 1.7%
     Disney Walt Co. 2.125%, due
       04/15/23.............................     5,000,000       5,318,750
     Flir Systems, Inc. 3.000%, due 06/01/23
       (144A)(a)............................     4,000,000       4,420,000
     Liberty Media Corp. 3.250%, due
       03/15/31.............................     5,000,000       5,225,000
     Sinclair Broadcast Group, Inc. 4.875%,
       due 07/15/18++.......................     2,500,000       2,759,375
                                                           ---------------
                                                                17,723,125
                                                           ---------------

     Oil & Gas - 0.4%
     Kerr-McGee Corp. 5.250%, due
       02/15/10.............................     3,000,000       3,176,250
     Parker Drilling Co. 5.500%,
       due 08/01/04(b)......................     1,000,000       1,003,750
                                                           ---------------
                                                                 4,180,000
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                               Shares/Par       Value
      Description                              Amount        (Note 2)
      -------------------------------------------------------------------

      Pharmaceuticals - 0.7%
      Cell Therapeutics, Inc. 5.750%,
        due 06/15/08....................... $     441,000 $       455,333
      Cephalon, Inc. 2.500%, due
        12/15/06...........................     1,725,000       1,653,844
      Human Genome Sciences, Inc. 3.750%,
        due 03/15/07.......................       970,000         896,037
      Teva Pharmaceutical Finance B.V.
        0.375%, due 11/15/22...............     3,240,000       4,511,700
                                                          ---------------
                                                                7,516,914
                                                          ---------------
      Retail - Multiline - 0.4%
      Costco Wholesale Corp. 1.237%,
        due 08/19/17+......................     5,000,000       4,256,250
                                                          ---------------
      Semiconductor Equipment & Products - 1.1%
      Lam Research Corp. 4.000%,
        due 06/01/06.......................     1,500,000       1,545,000
      Micron Technology, Inc. 2.500%,
        due 02/01/10.......................     3,500,000       4,646,250
      Teradyne, Inc. 3.750%, due
        10/15/06...........................     4,000,000       4,620,000
                                                          ---------------
                                                               10,811,250
                                                          ---------------
      Software - 0.7%
      Documentum, Inc. 4.500%, due
        04/01/07...........................     6,000,000       7,177,500
                                                          ---------------
      Telecommunication Services - Wireless - 0.7%
      Nextel Communications, Inc. 5.250%,
        due 01/15/10.......................     2,500,000       2,550,000
      RF Micro Devices, Inc. 1.500%,
        due 07/01/10.......................     3,000,000       4,552,500
                                                          ---------------
                                                                7,102,500
                                                          ---------------
      Total Convertible Bonds
      (Cost $135,915,242)                                     146,244,926
                                                          ---------------

      Common Stocks - 0.5%
      Coal - 0.0%
      Horizon Natural Resources Co.*.......        48,436             485
                                                          ---------------
      Communications Equipment - 0.0%
      Call-Net Enterprises, Inc. - Class B*        16,571          66,284
      McDATA Corp. - Class A*(b)...........           440           4,193
                                                          ---------------
                                                                   70,477
                                                          ---------------
      Diversified Telecommunication Services - 0.1%
      Sprint Corp. (FON Group).............        72,500         514,750
                                                          ---------------
      Energy Equipment & Services - 0.0%
      Trico Marine Services, Inc.*.........        47,412          84,868
                                                          ---------------
      Health Care Providers & Services - 0.4%
      Anthem, Inc. Convertible.............        20,000       1,764,600
      Baxter International, Inc.(b)........        45,000       2,486,250
                                                          ---------------
                                                                4,250,850
                                                          ---------------

    -----------------------------------------------------------------------
    Security                                                    Value
    Description                                   Shares       (Note 2)
    -----------------------------------------------------------------------

    Household Products - 0.0%
    Leiner Health Products Group, Inc.
      Series C*(d)............................           82 $            82
                                                            ---------------
    IT Consulting & Services - 0.0%
    EMC Corp.*................................       12,000         155,040
                                                            ---------------
    Paper & Forest Products - 0.0%
    PT Indah Kiat Pulp & Paper Corp.*.........    1,867,500         127,493
                                                            ---------------
    Total Common Stocks (Cost $7,724,724)                         5,204,045
                                                            ---------------

    Preferred Stock - 3.7%
    Aerospace & Defense - 0.1%
    Raytheon Co. 8.25%........................       25,000       1,357,000
                                                            ---------------
    Automobiles - 0.1%
    Ford Motor Co. 6.50%......................       15,000         837,750
                                                            ---------------
    Communications Equipment - 0.0%
    Microcell Telecommunications - Class A,
      9.00%*..................................        4,879          61,915
                                                            ---------------
    Electric Utilities - 0.5%
    Dominion Resources, Inc. 9.50%(b).........       85,000       4,866,250
    Toledo Edison Co. 4.25%...................          300          21,750
                                                            ---------------
                                                                  4,888,000
                                                            ---------------
    Electrical Equipment - 0.6%
    FPL Group, Inc. 8.00%(b)..................      100,000       5,649,000
                                                            ---------------
    Financial Services - 0.3%
    Doral Financial Corp. 4.75%*..............        4,800       1,243,500
    Prudential Financial, Inc. 6.75%..........       30,000       1,953,000
                                                            ---------------
                                                                  3,196,500
                                                            ---------------
    Hotels, Restaurants & Leisure - 0.1%
    Six Flags, Inc. 7.25%.....................       30,000         687,000
                                                            ---------------
    Industrial - Diversified - 0.3%
    Temple-Inland, Inc. 7.50% (b).............       50,000       2,906,000
                                                            ---------------
    IT Consulting & Services - 0.0%
    Electronic Data Systems Corp. 7.625%......       15,000         343,950
                                                            ---------------
    Media - 0.4%
    Interpublic Group of Companies, Inc. -
       Series A 5.375%*.......................       23,000       1,319,050
    Sinclair Broadcast Group, Inc. - Series D,
      6.00%...................................       55,700       2,748,795
                                                            ---------------
                                                                  4,067,845
                                                            ---------------
    Metals & Mining - 0.3%
    Phelps Dodge Corp. 6.75%(b)...............       20,500       3,468,600
                                                            ---------------
    Oil & Gas - 0.5%
    Chesapeake Energy Corp. 6.00%(b)..........       50,000       3,775,000
    Kerr Mcgee Corp. 5.500%...................       20,000         998,000
                                                            ---------------
                                                                  4,773,000
                                                            ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


  ------------------------------------------------------------------------------
  Security                                      Shares/Par           Value
  Description                                     Amount            (Note 2)
  ------------------------------------------------------------------------------

  Pharmaceuticals - 0.4%
  Omnicare, Inc. 4.00%........................        62,000    $     3,952,500
                                                                ---------------
  Telecommunication Services - Wireless - 0.1%
  Alamosa Holdings, Inc. - Series B
    7.500%*...................................         1,000            346,250
  Motorola, Inc. 7.000%(b)....................        25,000          1,085,750
                                                                ---------------
                                                                      1,432,000
                                                                ---------------
  Total Preferred Stock (Cost $34,354,823)                           37,621,060
                                                                ---------------

  Warrants - 0.0%
  Energy Equipment & Services - 0.0%
  Seabulk International, Inc. (expiring
    06/30/07)* (144A)(a)......................         1,423              4,269
                                                                ---------------
  Paper & Forest Products - 0.0%
  Asia Pulp & Paper, Ltd. (expiring
    03/15/05) * (144A)(a)(d)..................           250                  0
                                                                ---------------
  Total Warrants (Cost $0)                                                4,269
                                                                ---------------

  Short-Term Investments - 17.5%
  State Street Bank and Trust Co.,
    Repurchase Agreement, dated
    12/31/03 at 0.15% to be repurchased
    at $48,000,400 on 01/02/04
    collateralized by $48,700,000 FHLMC
    1.200% due 08/06/04 with a value of
    $48,960,789............................... $  48,000,000         48,000,000
  State Street Bank and Trust Co.,
    Repurchase Agreement, dated
    12/31/03 at 0.15% to be repurchased
    at $14,505,121 on 01/02/04
    collateralized by $14,255,000 FNMA
    4.625% due 08/13/04 with a value of
    $14,795,835...............................    14,505,000         14,505,000
                                                                ---------------
                                                                     62,505,000
                                                                ---------------
  State Street Navigator Securities Lending
    Prime Portfolio(e)........................   114,790,967        114,790,967
                                                                ---------------
  Total Short-Term Investments
  (Cost $177,295,967)                                               177,295,967
                                                                ---------------

  TOTAL INVESTMENTS - 110.2%
  (Cost $1,060,476,076)                                           1,119,757,282

  Other Assets and Liabilities (net) - (10.2%)                     (104,096,412)
                                                                ---------------

  TOTAL NET ASSETS - 100.0%                                     $ 1,015,660,870
                                                                ===============

Portfolio Footnotes:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

//\ /Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        18.27%
                 AA                                        .32%
                 A                                        2.41%
                 BBB                                      9.28%
                 BB                                      19.56%
                 B                                       37.83%
                 Below B                                  8.51%
                 Equities/Other                           3.82%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)



        ----------------------------------------------------------------
        Security                                              Value
        Description                             Shares       (Note 2)
        ----------------------------------------------------------------

        Common Stocks - 94.8%
        Air Freight & Logistics - 0.2%
        United Parcel Service, Inc. - Class B      57,900 $    4,316,445
                                                          --------------
        Airlines - 0.9%
        AMR Corp.*(a)........................     604,010      7,821,929
        Delta Air Lines, Inc.(a).............     983,470     11,614,781
                                                          --------------
                                                              19,436,710
                                                          --------------
        Banks - 7.8%
        Bank of New York Co., Inc............     574,350     19,022,472
        Bank One Corp........................   1,062,600     48,443,934
        FleetBoston Financial Corp...........     564,925     24,658,976
        U.S. Bancorp.........................     737,900     21,974,662
        Wachovia Corp........................     735,300     34,257,627
        Wells Fargo Co.......................     476,110     28,038,118
                                                          --------------
                                                             176,395,789
                                                          --------------
        Beverages - 1.7%
        PepsiCo, Inc.........................     821,705     38,307,887
                                                          --------------
        Chemicals - 3.7%
        E.I. du Pont de Nemours & Co.........     484,800     22,247,472
        Monsanto Co..........................     368,838     10,615,157
        Potash Corporation of Saskatchewan,
          Inc.(a)............................     128,325     11,097,546
        Praxair, Inc.........................     595,550     22,750,010
        Rohm & Haas Co.......................     407,115     17,387,882
                                                          --------------
                                                              84,098,067
                                                          --------------
        Commercial Services & Supplies - 2.6%
        Waste Management, Inc................     684,460     20,260,016
        Xerox Corp.*(a)......................   2,822,240     38,946,912
                                                          --------------
                                                              59,206,928
                                                          --------------
        Communications Equipment - 2.3%
        BellSouth Corp.......................     305,000      8,631,500
        Corning, Inc.*(a)....................   1,033,800     10,782,534
        Qwest Communications Intl., Inc.*....   2,147,200      9,275,904
        SBC Communications, Inc..............     903,535     23,555,157
                                                          --------------
                                                              52,245,095
                                                          --------------
        Computers & Peripherals - 2.3%
        Apple Computer, Inc.*................   2,376,601     50,787,963
                                                          --------------
        Electric Utilities - 2.1%
        Constellation Energy Group, Inc......     101,580      3,977,873
        FPL Group, Inc.......................     178,270     11,662,423
        Progress Energy, Inc.(a).............     499,900     22,625,474
        Public Service Enterprise Group, Inc.     196,700      8,615,460
                                                          --------------
                                                              46,881,230
                                                          --------------
        Electrical Equipment - 0.5%
        Emerson Electric Co..................     190,500     12,334,875
                                                          --------------

       ------------------------------------------------------------------
       Security                                                Value
       Description                               Shares       (Note 2)
       ------------------------------------------------------------------

       Electronics - 3.3%
       Agilent Technologies, Inc.*............     463,895 $   13,564,290
       Motorola, Inc..........................   3,258,840     45,851,879
       Solectron Corp.*.......................   1,017,590      6,013,957
       Teradyne, Inc.*(a).....................     333,185      8,479,558
                                                           --------------
                                                               73,909,684
                                                           --------------
       Entertainment & Leisure - 2.1%
       Walt Disney Co.........................   1,977,530     46,135,775
                                                           --------------
       Financial Services - 6.1%
       Citigroup, Inc.........................   1,087,775     52,800,598
       Goldman Sachs Group, Inc...............      79,000      7,799,670
       J.P. Morgan Chase & Co.................     361,940     13,294,056
       Mellon Financial Corp..................   1,132,130     36,352,694
       Merrill Lynch & Co., Inc...............     434,010     25,454,687
       Morgan Stanley.........................      34,700      2,008,089
                                                           --------------
                                                              137,709,794
                                                           --------------
       Food Products - 4.3%
       Archer-Daniels-Midland Co..............     748,140     11,386,691
       Diageo Plc (ADR)(a)....................     173,000      9,144,780
       General Mills, Inc.....................     488,565     22,131,995
       H.J. Heinz Co..........................      60,645      2,209,297
       Kellogg Co.............................     472,585     17,996,037
       Kraft Foods, Inc. - Class A(a).........   1,079,501     34,781,522
                                                           --------------
                                                               97,650,322
                                                           --------------
       Health Care Providers & Services - 1.4%
       Baxter International, Inc..............     318,590      9,723,367
       Cardinal Health, Inc...................     320,680     19,612,789
       Tenet Healthcare Corp.*................     203,800      3,270,990
                                                           --------------
                                                               32,607,146
                                                           --------------
       Household Products - 0.5%
       Newell Rubbermaid, Inc.................     454,500     10,348,965
                                                           --------------
       Industrial Conglomerates - 2.8%
       Illinois Tool Works, Inc.(a)...........     322,800     27,086,148
       Tyco International, Ltd................   1,324,880     35,109,320
                                                           --------------
                                                               62,195,468
                                                           --------------
       Insurance - 3.4%
       Allstate Corp..........................     122,205      5,257,259
       American International Group, Inc......     729,900     48,377,772
       China Life Insurance Co., Ltd.
         (ADR)*(a)............................      22,900        755,013
       CIGNA Corp.............................     179,235     10,306,012
       Hartford Financial Services Group, Inc.     171,325     10,113,315
       Travelers Property Casualty Corp. -
         Class B..............................      80,975      1,374,146
                                                           --------------
                                                               76,183,517
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                            Value
         Description                           Shares       (Note 2)
         --------------------------------------------------------------

         Machinery - 5.0%
         Caterpillar, Inc...................     228,600 $   18,978,372
         Deere & Co.........................     901,015     58,611,026
         Eaton Corp.........................     282,165     30,468,177
         Parker-Hannifin Corp...............      75,725      4,505,637
                                                         --------------
                                                            112,563,212
                                                         --------------
         Media - 7.4%
         Clear Channel Communications, Inc..     568,900     26,641,587
         Comcast Corp. - Class A*...........   1,299,447     40,646,702
         Cox Communications, Inc. - Class A*     254,800      8,777,860
         Gannett Co., Inc...................      94,200      8,398,872
         Tribune Co.........................     745,775     38,481,990
         Viacom, Inc. - Class B.............     962,530     42,717,082
                                                         --------------
                                                            165,664,093
                                                         --------------
         Metals & Mining - 3.8%
         Alcoa, Inc.........................   1,164,525     44,251,950
         Barrick Gold Corp..................     367,495      8,345,811
         Newmont Mining Corp................     677,700     32,942,997
                                                         --------------
                                                             85,540,758
                                                         --------------
         Oil & Gas - 9.6%
         Baker Hughes, Inc..................   1,167,970     37,561,915
         BP Plc (ADR).......................     374,900     18,501,315
         Exxon Mobil Corp...................   2,857,500    117,157,500
         GlobalSantaFe Corp.................     357,785      8,883,802
         Schlumberger, Ltd..................     621,540     34,010,669
                                                         --------------
                                                            216,115,201
                                                         --------------
         Paper & Forest Products - 2.5%
         International Paper Co.............   1,084,700     46,761,417
         Weyerhaeuser Co.(a)................     157,700     10,092,800
                                                         --------------
                                                             56,854,217
                                                         --------------
         Personal Products - 1.0%
         Gillette Co........................     451,760     16,593,145
         Kimberly-Clark Corp................     103,460      6,113,451
                                                         --------------
                                                             22,706,596
                                                         --------------
         Pharmaceuticals - 6.1%
         Abbott Laboratories................     263,700     12,288,420
         Amgen, Inc.*.......................      23,400      1,446,120
         Merck & Co., Inc...................     456,075     21,070,665
         Novartis AG (ADR)(a)...............     578,000     26,524,420
         Pfizer, Inc........................     103,980      3,673,613
         Schering-Plough Corp...............   1,711,150     29,756,899
         Wyeth..............................     984,710     41,800,939
                                                         --------------
                                                            136,561,076
                                                         --------------

       ------------------------------------------------------------------
       Security                                                Value
       Description                                Shares      (Note 2)
       ------------------------------------------------------------------

       Retail - Multiline - 1.8%
       Staples, Inc.*...........................   322,305 $    8,798,927
       Target Corp..............................   730,835     28,064,064
       Wal-Mart Stores, Inc.....................    53,200      2,822,260
                                                           --------------
                                                               39,685,251
                                                           --------------
       Retail - Specialty - 2.5%
       Gap, Inc.(a)............................. 1,600,070     37,137,625
       Limited, Inc............................. 1,097,770     19,792,793
                                                           --------------
                                                               56,930,418
                                                           --------------
       Road & Rail - 1.1%
       Canadian National Railway Co.............    96,670      6,117,278
       CSX Corp.(a).............................   399,135     14,344,912
       Union Pacific Corp.......................    71,715      4,982,758
                                                           --------------
                                                               25,444,948
                                                           --------------
       Semiconductor Equipment & Products - 0.5%
       Texas Instruments, Inc...................   345,400     10,147,852
                                                           --------------
       Software - 2.2%
       EMC Corp.*............................... 3,443,835     44,494,348
       Microsoft Corp...........................   180,300      4,965,462
                                                           --------------
                                                               49,459,810
                                                           --------------
       Telecommunication Services - Diversified - 2.1%
       Verizon Communications, Inc.............. 1,319,000     46,270,520
                                                           --------------
       Textiles, Apparel & Luxury Goods -  1.2%
       NIKE, Inc. - Class B.....................   401,575     27,491,825
                                                           --------------
       Total Common Stocks (Cost $1,815,420,235)            2,132,187,437
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                   Shares/Par      Value
     Description                                  Amount       (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 10.9%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       12/31/03 at 0.15% to be repurchased
       at $96,000,800 on 01/02/04
       collateralized by $97,400,000 FHLMC
       1.200% due 08/06/04 with a value of
       $97,921,577............................ $ 96,000,000 $   96,000,000
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       12/31/03 at 0.15% to be repurchased
       at $35,804,298 on 01/02/04
       collateralized by $36,120,000 FNMA
       1.875% due 02/15/05 with a value of
       $36,522,557............................   35,804,000     35,804,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  111,948,956    111,948,956
                                                            --------------
     Total Short-Term Investments
     (Cost $243,752,956)                                       243,752,956
                                                            --------------

     TOTAL INVESTMENTS - 105.7%
     (Cost $2,059,173,191)                                   2,375,940,393

     Other Assets and Liabilities (net) -  (5.7%)             (127,209,223)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $2,248,731,170
                                                            ==============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR -   American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                               Shares  (Note 2)
          ------------------------------------------------------------

          Common Stocks - 99.0%
          Auto Components - 1.4%
          Advance Auto Parts, Inc.*................  9,800 $   797,720
                                                           -----------
          Automobiles - 1.3%
          PACCAR, Inc..............................  8,700     740,544
                                                           -----------
          Banks - 3.3%
          New York Community Bancorp, Inc.......... 32,599   1,240,392
          Southwest Bancorp. of Texas, Inc......... 10,900     423,465
          Texas Regional Bancshares, Inc. - Class A  3,850     142,450
                                                           -----------
                                                             1,806,307
                                                           -----------
          Biotechnology - 0.8%
          Biogen Idec, Inc.*....................... 12,000     441,360
                                                           -----------
          Building Products - 2.7%
          Danaher Corp.(a).........................  7,600     697,300
          MSC Industrial Direct Co., Inc. - Class A 28,400     781,000
                                                           -----------
                                                             1,478,300
                                                           -----------
          Commercial Services & Supplies - 9.0%
          Advisory Board Co.*......................  3,200     111,712
          Cerner Corp.*(a)......................... 20,700     783,495
          CNF, Inc................................. 20,800     705,120
          Exult, Inc.*(a)..........................  9,500      67,640
          G & K Services, Inc. - Class A...........  4,500     165,375
          InterActiveCorp*......................... 27,503     933,177
          Iron Mountain, Inc.*..................... 21,650     856,041
          Kroll, Inc.*............................. 25,500     663,000
          Pegasus Solutions, Inc.*(a)..............  9,150      95,800
          Robert Half International, Inc.*......... 21,000     490,140
          Steiner Leisure, Ltd.*...................  8,800     125,840
                                                           -----------
                                                             4,997,340
                                                           -----------
          Communications Equipment - 1.6%
          Avaya, Inc.*............................. 68,300     883,802
                                                           -----------
          Communications Services - 2.9%
          Alliance Data Systems Corp.*............. 21,100     584,048
          EchoStar Communications Corp. - Class A*. 29,100     989,400
                                                           -----------
                                                             1,573,448
                                                           -----------
          Computer Software & Processing - 5.0%
          Fiserv, Inc.*............................ 21,000     829,710
          Intuit, Inc.*............................ 13,800     730,158
          Macromedia, Inc.*........................  8,000     142,720
          Manhattan Associates, Inc.*(a)...........  3,800     105,032
          ManTech International Corp. - Class A*...  7,900     197,105
          Quest Software, Inc.*....................  5,300      75,260
          SeeBeyond Technology Corp.*.............. 28,600     122,694
          TIBCO Software, Inc.*.................... 17,800     120,506
          Verint Systems, Inc.*....................  4,100      92,496
          Verity, Inc.*............................  6,500     108,485
          WatchGuard Technologies, Inc.*(a)........ 11,100      64,602
          WebEx Communications, Inc.*(a)...........  8,800     176,880
                                                           -----------
                                                             2,765,648
                                                           -----------

           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Construction & Engineering - 2.8%
           Jacobs Engineering Group, Inc.*........ 14,600 $   700,946
           Rowan Companies, Inc.*................. 37,600     871,192
                                                          -----------
                                                            1,572,138
                                                          -----------
           Containers & Packaging - 1.5%
           Pactiv Corp.*.......................... 35,700     853,230
                                                          -----------
           Electrical Equipment - 3.0%
           FLIR Systems, Inc.*....................  4,600     167,900
           Graftech International Ltd.*........... 26,800     361,800
           Molex, Inc............................. 19,600     683,844
           Synopsys, Inc.*........................ 13,000     438,880
                                                          -----------
                                                            1,652,424
                                                          -----------
           Electronics - 4.1%
           Cree, Inc.*(a).........................  4,600      81,374
           Dionex Corp.*..........................  1,700      78,234
           Drexler Technology Corp.*(a)...........  4,600      62,882
           Integrated Circuit Systems, Inc.*...... 17,800     507,122
           Jabil Circuit, Inc.*................... 26,900     761,270
           Marvell Technology Group, Ltd.*........  8,300     314,819
           Planar Systems, Inc.*..................  6,500     158,080
           Symbol Technologies, Inc...............  8,000     135,120
           Sypris Solutions, Inc..................  4,700      79,007
           Zoran Corp.*...........................  4,900      85,211
                                                          -----------
                                                            2,263,119
                                                          -----------
           Financial Services - 4.2%
           Affiliated Managers Group, Inc.*....... 11,500     800,285
           Franklin Resources, Inc................ 14,800     770,488
           Providian Financial Corp.*............. 64,300     748,452
                                                          -----------
                                                            2,319,225
                                                          -----------
           Health Care Equipment & Supplies - 1.5%
           Boston Scientific Corp.*............... 17,600     646,976
           Integra LifeSciences Holdings*.........  3,000      85,890
           Zoll Medical Corp.*(a).................  2,100      74,508
                                                          -----------
                                                              807,374
                                                          -----------
           Health Care Providers & Services - 5.3%
           Caremark Rx, Inc.*..................... 47,000   1,190,510
           Omnicare, Inc.......................... 23,000     928,970
           Province Healthcare Co.*(a)............ 51,400     822,400
                                                          -----------
                                                            2,941,880
                                                          -----------
           Hotels, Restaurants & Leisure - 0.5%
           Jack in the Box, Inc.*.................  6,300     134,568
           Red Robin Gourmet Burgers*(a)..........  5,100     155,244
                                                          -----------
                                                              289,812
                                                          -----------
           Household Durables - 1.9%
           Harman International Industries, Inc...  1,300      96,174
           La-Z-Boy, Inc..........................  6,800     142,664
           Pulte Homes, Inc.......................  8,500     795,770
                                                          -----------
                                                            1,034,608
                                                          -----------
           Industrial Conglomerates - 1.1%
           ITT Industries, Inc....................  8,000     593,680
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       ------------------------------------------------------------------

       Insurance - 3.1%
       Everest Re Group, Ltd.......................... 12,000 $ 1,015,200
       Radian Group, Inc.............................. 13,800     672,750
                                                              -----------
                                                                1,687,950
                                                              -----------
       IT Consulting & Services - 2.0%
       Affiliated Computer Services, Inc.-Class A* (a) 20,500   1,116,430
                                                              -----------
       Leisure Equipment & Products - 0.2%
       Action Performance Companies, Inc.(a)..........  5,400     105,840
                                                              -----------
       Machinery - 1.8%
       Ingersoll-Rand Co. - Class A................... 14,700     997,836
                                                              -----------
       Media - 4.5%
       Entercom Communications Corp.*................. 18,900   1,000,944
       Macrovision Corp.*............................. 28,500     643,815
       Univision Communications, Inc. - Class A*(a)... 21,100     837,459
                                                              -----------
                                                                2,482,218
                                                              -----------
       Metals & Mining - 0.2%
       International Steel Group Inc*.................  3,100     120,745
                                                              -----------
       Oil & Gas - 5.0%
       Cal Dive International, Inc.*..................  5,000     120,550
       Patterson-UTI Energy, Inc.*.................... 27,400     902,008
       Spinnaker Exploration Co.*.....................  5,000     161,350
       Westport Resources Corp.*(a)................... 28,400     848,024
       XTO Energy, Inc................................ 25,732     728,216
                                                              -----------
                                                                2,760,148
                                                              -----------
       Pharmaceuticals - 9.7%
       Barr Pharmaceuticals, Inc.*....................  6,350     488,633
       Bradley Pharmaceuticals, Inc. - Class A*(a)....  5,400     137,322
       Cephalon, Inc.*(a)............................. 16,200     784,242
       D & K Healthcare Resources, Inc................  6,200      84,072
       Genzyme Corp.*................................. 21,100   1,041,074
       Gilead Sciences, Inc.*......................... 14,600     848,844
       Ligand Pharmaceuticals, Inc. - Class B*........ 14,300     210,067
       Medicines Co.*.................................  3,400     100,164
       NBTY, Inc.*....................................  3,800     102,068
       QLT, Inc.*(a)..................................  8,600     162,110
       Teva Pharmaceutical Industries, Ltd. (ADR)(a).. 12,400     703,204
       Watson Pharmaceuticals, Inc.*.................. 14,600     671,600
                                                              -----------
                                                                5,333,400
                                                              -----------
       Retail - Multiline - 1.6%
       Dollar Tree Stores, Inc.*...................... 28,800     865,728
                                                              -----------
       Retail - Specialty - 5.4%
       Alloy, Inc.*(a)................................ 23,020     119,934
       American Eagle Outfitters, Inc.*............... 34,900     572,360
       Linens 'n Things, Inc.*........................ 30,100     905,408
       Michaels Stores, Inc........................... 13,500     596,700
       PETCO Animal Supplies, Inc.*................... 24,000     730,800
       Too, Inc.*.....................................  4,700      79,336
                                                              -----------
                                                                3,004,538
                                                              -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Road & Rail - 2.0%
      Heartland Express, Inc......................     19,200 $   464,448
      Swift Transportation Co., Inc.*.............     30,700     645,314
                                                              -----------
                                                                1,109,762
                                                              -----------
      Semiconductor Equipment & Products - 1.0%
      ASE Test, Ltd.*.............................     37,400     559,878
                                                              -----------
      Software - 6.5%
      Activision, Inc.*...........................     35,450     645,190
      Amdocs, Ltd.*...............................     28,400     638,432
      Business Objects S.A. (ADR)*(a).............     18,100     627,527
      Datastream Systems, Inc.*...................     10,400      81,640
      Eletronics for Imaging, Inc.*...............     27,700     720,754
      EPIQ Systems, Inc.*(a)......................      3,600      61,668
      Ingram Micro, Inc. - Class A*...............     44,300     704,370
      Mercury Computer Systems, Inc.*.............      3,700      92,130
                                                              -----------
                                                                3,571,711
                                                              -----------
      Telecommunication Services - Wireless - 1.7%
      Nextel Partners, Inc. - Class A*(a).........     69,600     936,120
                                                              -----------
      Textiles, Apparel & Luxury Goods - 0.4%
      Fossil, Inc.*...............................      3,200      89,632
      Kenneth Cole Productions, Inc. - Class A(a).      3,680     108,192
                                                              -----------
                                                                  197,824
                                                              -----------
      Total Common Stocks (Cost $47,093,830)                   54,662,087
                                                              -----------
      Short-Term Investments - 11.2%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.05% to be
        repurchased at $926,003 on 01/02/04
        collateralized by $940,000 FHLMC 1.200%
        due 08/06/04 with a value of $945,034..... $  926,000     926,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  5,288,145   5,288,145
                                                              -----------
      Total Short-Term Investments
      (Cost $6,214,145)                                         6,214,145
                                                              -----------

      TOTAL INVESTMENTS - 110.2%
      (Cost $53,307,975)                                       60,876,232

      Other Assets and Liabilities (net) - (10.2%)             (5,647,791)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $55,228,441
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Common Stocks - 95.8%
        Advertising - 1.2%
        Interpublic Group of Companies, Inc. (The) 142,900 $  2,229,240
                                                           ------------
        Auto Components - 4.6%
        Dana Corp................................. 242,100    4,442,535
        Genuine Parts Co.......................... 127,200    4,223,040
                                                           ------------
                                                              8,665,575
                                                           ------------
        Chemicals - 9.7%
        Crompton Corp............................. 303,400    2,175,378
        Eastman Chemical Co....................... 130,400    5,154,712
        IMC Global, Inc........................... 291,700    2,896,581
        Monsanto Co............................... 174,800    5,030,744
        Potash Corporation of Saskatchewan, Inc...  38,100    3,294,888
                                                           ------------
                                                             18,552,303
                                                           ------------
        Communications Equipment - 0.3%
        Avaya, Inc.*..............................  47,400      613,356
                                                           ------------
        Containers & Packaging - 4.1%
        Ball Corp.................................  58,300    3,472,931
        Pactiv Corp.*............................. 184,600    4,411,940
                                                           ------------
                                                              7,884,871
                                                           ------------
        Electric Utilities - 4.9%
        Ameren Corp...............................  89,700    4,126,200
        CMS Energy Corp.(a)....................... 262,800    2,239,056
        Northeast Utilities....................... 150,900    3,043,653
                                                           ------------
                                                              9,408,909
                                                           ------------
        Electrical Equipment - 1.5%
        Grainger (W.W.), Inc......................  60,300    2,857,617
                                                           ------------
        Food & Drug Retailing - 0.5%
        Safeway, Inc.*............................  42,800      937,748
                                                           ------------
        Food Products - 3.0%
        Archer-Daniels-Midland Co................. 240,440    3,659,497
        Dean Foods Co.*...........................  32,000    1,051,840
        Smithfield Foods, Inc.*...................  45,600      943,920
                                                           ------------
                                                              5,655,257
                                                           ------------
        Health Care Equipment & Supplies - 2.3%
        Bausch & Lomb, Inc........................  85,600    4,442,640
                                                           ------------
        Health Care Providers & Services - 4.1%
        Aetna, Inc................................  59,500    4,021,010
        Caremark Rx, Inc.*........................ 146,700    3,715,911
                                                           ------------
                                                              7,736,921
                                                           ------------
        Hotels, Restaurants & Leisure - 2.0%
        Caesars Entertainment, Inc.*.............. 265,500    2,875,365
        Yum! Brands, Inc.*........................  26,000      894,400
                                                           ------------
                                                              3,769,765
                                                           ------------
        Household Durables - 1.3%
        Leggett & Platt, Inc...................... 110,400    2,387,952
                                                           ------------

        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Household Products - 3.6%
        Newell Rubbermaid, Inc..................... 117,700 $  2,680,029
        Snap-On, Inc............................... 129,400    4,171,856
                                                            ------------
                                                               6,851,885
                                                            ------------
        Insurance - 13.2%
        Arthur J. Gallagher & Co...................  47,600    1,546,524
        Everest Reinsurance Group, Ltd.............  56,000    4,737,600
        Health Net, Inc.*.......................... 101,200    3,309,240
        PartnerRe, Ltd.............................  68,400    3,970,620
        SAFECO Corp................................ 118,100    4,597,633
        The PMI Group, Inc.........................  47,300    1,760,979
        Transatlantic Holdings, Inc................   7,200      581,760
        XL Capital, Ltd. - Class A.................  59,400    4,606,470
                                                            ------------
                                                              25,110,826
                                                            ------------
        Machinery - 2.0%
        CNH Global N.V.............................  77,100    1,279,860
        Cummins, Inc.(a)...........................  51,800    2,535,092
                                                            ------------
                                                               3,814,952
                                                            ------------
        Metals & Mining - 3.8%
        Hubbell, Inc. - Class B....................  90,900    4,008,690
        Timken Co.................................. 159,400    3,197,564
                                                            ------------
                                                               7,206,254
                                                            ------------
        Oil & Gas - 9.7%
        EOG Resources, Inc.........................  81,400    3,758,238
        GlobalSantaFe Corp.........................  85,800    2,130,414
        Halliburton Co............................. 172,900    4,495,400
        NiSource, Inc..............................  96,300    2,112,822
        Pride Intl., Inc.*......................... 176,300    3,286,232
        Puget Energy, Inc..........................  36,700      872,359
        Southwest Gas Corp.........................  80,800    1,813,960
                                                            ------------
                                                              18,469,425
                                                            ------------
        Paper & Forest Products - 4.5%
        Georgia-Pacific Corp....................... 165,815    5,085,546
        MeadWestvaco Corp.......................... 118,100    3,513,475
                                                            ------------
                                                               8,599,021
                                                            ------------
        Pharmaceuticals - 1.8%
        King Pharmaceuticals, Inc.*................  81,200    1,239,112
        Mylan Laboratories, Inc....................  89,475    2,260,139
                                                            ------------
                                                               3,499,251
                                                            ------------
        Real Estate - 3.5%
        Health Care Property Investors, Inc. (REIT)  14,100      716,280
        Healthcare Realty Trust, Inc. (REIT).......  79,055    2,826,216
        Host Marriott Corp. (REIT)*................ 260,000    3,203,200
                                                            ------------
                                                               6,745,696
                                                            ------------
        Retail - Multiline - 7.2%
        Big Lots, Inc.*............................ 189,800    2,697,058
        Federated Department Stores, Inc...........  18,100      853,053
        Foot Locker, Inc........................... 162,300    3,805,935

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                               Shares     Value
          Description                            Amount    (Note 2)
          -----------------------------------------------------------

          Retail - Multiline - continued
          J.C. Penney Co., Inc.................. 146,200 $  3,842,136
          May Department Stores Co..............  29,900      869,193
          Payless ShoeSource, Inc.*(a).......... 128,800    1,725,920
                                                         ------------
                                                           13,793,295
                                                         ------------
          Retail - Specialty - 2.5%
          American Greetings Corp. - Class A*(a)  41,000      896,670
          Office Depot, Inc.*................... 236,200    3,946,902
                                                         ------------
                                                            4,843,572
                                                         ------------
          Software - 2.8%
          Cadence Design Systems, Inc.*......... 114,500    2,058,710
          Sybase, Inc.*......................... 159,900    3,290,742
                                                         ------------
                                                            5,349,452
                                                         ------------
          Textiles, Apparel & Luxury Goods - 1.7%
          Tommy Hilfiger Corp.*................. 224,300    3,321,883
                                                         ------------
          Total Common Stocks
            (Cost $149,753,511)                           182,747,666
                                                         ------------

      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 7.4%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.15% to
        be repurchased at $7,978,066 on
        01/02/04 collateralized by $8,100,000
        FHLMC 1.25% due 08/27/04 with a value
        of $8,141,059............................ $7,978,000    7,978,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  6,105,625    6,105,625
                                                             ------------
      Total Short-Term Investments
        (Cost $14,083,625)                                     14,083,625
                                                             ------------

      TOTAL INVESTMENTS - 103.2%
      (Cost $163,837,136)                                     196,831,291

      Other Assets and Liabilities (net) - (3.2%)              (6,086,642)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $190,744,649
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                  Shares     (Note 2)
       ------------------------------------------------------------------

       Common Stocks - 96.0%
       Australia - 1.5%
       APN News & Media, Ltd......................   100,289 $    302,051
       Australia & New Zealand Banking Group, Ltd.   216,155    2,877,490
       John Fairfax Holdings, Ltd.................   242,400      642,453
                                                             ------------
                                                                3,821,994
                                                             ------------
       Austria - 0.7%
       Erste Bank der Oesterreichischen
         Sparkassen AG............................    15,720    1,940,435
                                                             ------------
       Belgium - 1.1%
       Fortis.....................................   137,746    2,771,644
                                                             ------------
       Brazil - 1.5%
       Aracruz Celulose S.A. (ADR)................    61,500    2,154,960
       Companhia Vale do Rio Doce (ADR)...........    31,100    1,819,350
                                                             ------------
                                                                3,974,310
                                                             ------------
       Canada - 2.3%
       Encana Corp.(a)............................    45,280    1,786,884
       Molson, Inc. - Class A(a)..................    79,700    2,226,309
       Talisman Energy, Inc.(a)...................    34,300    1,951,279
       Toronto-Dominion Bank(a)...................         5          168
                                                             ------------
                                                                5,964,640
                                                             ------------
       China - 1.1%
       China Life Insurance Co., Ltd.*............ 1,161,000      949,586
       Huaneng Power International, Inc. -
         Series H................................. 1,160,000    2,009,596
                                                             ------------
                                                                2,959,182
                                                             ------------
       Denmark - 1.1%
       Danske Bank A/S............................   123,600    2,896,450
                                                             ------------
       France - 9.9%
       Axa........................................   127,600    2,728,261
       BNP Paribas S.A............................    37,900    2,383,786
       Cap Gemini S.A.*(a)........................    23,700    1,051,400
       Carrefour S.A..............................     6,378      349,725
       Credit Agricole S.A........................   119,390    2,847,554
       France Telecom*............................   185,084    5,284,237
       Sanofi-Synthelabo S.A......................    60,843    4,576,552
       Suez S.A...................................   111,500    2,237,918
       Total Fina Elf S.A.........................    22,849    4,243,441
                                                             ------------
                                                               25,702,874
                                                             ------------
       Germany - 3.1%
       Bayerische Motoren Werke (BMW) AG(a).......    74,796    3,463,292
       Hypo Real Estate Holding AG*...............    64,400    1,605,777
       Linde AG...................................    35,210    1,894,294
       Schering AG................................     3,983      201,488
       Stada Arzneimittel AG(a)...................    14,449      895,323
                                                             ------------
                                                                8,060,174
                                                             ------------
       Hong Kong - 0.4%
       CNOOC, Ltd.................................   581,000    1,141,233
                                                             ------------

           ---------------------------------------------------------
           Security                                        Value
           Description                          Shares    (Note 2)
           ---------------------------------------------------------

           Hungary - 0.6%
           OTP Bank, Ltd. (GDR)*...............  60,400 $  1,585,500
                                                        ------------
           India - 0.6%
           Bajaj Auto, Ltd. (GDR)..............  38,500      935,550
           HDFC Bank, Ltd. (ADR)...............  23,700      723,798
                                                        ------------
                                                           1,659,348
                                                        ------------
           Indonesia - 0.0%
           PT Bank Rakyat Indonesia*........... 157,500       23,375
                                                        ------------
           Ireland - 1.0%
           Anglo Irish Bank Corp...............  98,887    1,566,131
           Depfa Bank Plc......................   6,900      870,235
           Irish Life & Permanent Plc..........   7,485      120,713
                                                        ------------
                                                           2,557,079
                                                        ------------
           Italy - 0.8%
           Mediaset S.p.A......................  72,900      865,231
           Riunione Adriatica di Sicurta S.p.A.  64,100    1,090,298
                                                        ------------
                                                           1,955,529
                                                        ------------
           Japan - 19.4%
           Aeon Credit Service Co., Ltd........  21,800      929,911
           Alps Electric Co.(a)................  87,000    1,273,309
           Bridgestone Corp.(a)................ 121,000    1,627,489
           Brother Industries, Ltd............. 261,000    2,394,764
           Canon, Inc..........................  46,000    2,142,530
           Chiba Bank, Ltd..................... 266,000    1,089,971
           Chugai Pharmaceutical Co., Ltd...... 186,200    2,678,249
           Citizen Electronics Co., Ltd.*......  20,400    1,856,536
           Credit Saison Co., Ltd..............  51,100    1,154,263
           Fujikura, Ltd....................... 385,000    2,271,153
           Heiwa Corp.(a)......................  31,200      452,849
           Honda Motor Co., Ltd................  99,800    4,434,106
           HUNET, Inc.(a)...................... 111,000      237,261
           Ibiden Co., Ltd.(a).................  42,800      539,320
           Impact 21 Co., Ltd..................  17,000      326,084
           KDDI Corp.(a).......................     412    2,361,208
           Kibun Food Chemifa Co., Ltd.........  50,000      646,847
           Konica Minolta Holdings, Inc........  95,500    1,284,505
           Lawson, Inc.........................  31,700    1,082,951
           Nippon Electric Glass Co., Ltd.(a)..  86,000    1,673,683
           Nishimatsuya Chain Co., Ltd.........  27,800      720,073
           Nissan Motor Co., Ltd...............  57,600      658,071
           Pentax Corp......................... 166,000    1,004,042
           Round One Corp.(a)..................     623    1,442,143
           Seiko Epson Corp....................  39,800    1,857,470
           Sekisui Chemical Co., Ltd........... 258,000    1,314,864
           Sompo Japan Insurance, Inc..........  16,000      131,572
           Stanley Electric Co., Ltd........... 123,400    2,390,022
           Sumitomo Bakelite Co., Ltd.(a)...... 179,000    1,167,882
           Tamron Co., Ltd.(a).................  31,000    1,562,515
           Tokyo Broadcasting System, Inc...... 102,500    1,633,150

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                Shares     (Note 2)
        ----------------------------------------------------------------

        Japan - continued
        Tokyo Gas Co., Ltd....................... 1,089,000 $  3,882,933
        Uni-Charm Corp...........................    20,000      983,805
        Yamaha Corp..............................    63,000    1,237,831
                                                            ------------
                                                              50,443,362
                                                            ------------
        Korea - 2.6%
        Hanaro Telecom, Inc.*....................   542,752    1,487,273
        Hyundai Motor Co., Ltd...................    54,220    2,298,036
        Korea Tobacco & Ginseng Corp. (GDR)
          (144A)(b)..............................   133,140    1,168,969
        Samsung Electronics Co., Ltd.............     4,450    1,684,389
                                                            ------------
                                                               6,638,667
                                                            ------------
        Luxembourg - 0.3%
        Tenaris S.A. (ADR).......................    27,400      912,968
                                                            ------------

        Mexico - 1.0%
        America Movil S.A. de C.V. (ADR).........    44,000    1,202,960
        Apasco S.A. de C.V.......................    68,100      561,187
        Telefonos de Mexico S.A. de C.V. (ADR)(a)    22,700      749,781
                                                            ------------
                                                               2,513,928
                                                            ------------
        Netherlands - 2.8%
        ABN AMRO Holding N.V. (ADR)..............    70,300    1,643,057
        IHC Caland N.V...........................    19,500    1,056,469
        ING Groep N.V............................       331        7,711
        Koninklijke (Royal) KPN N.V.*............   228,030    1,758,316
        Koninklijke (Royal) Philips Electronics
          N.V....................................    23,177      676,023
        VNU N.V..................................    68,759    2,170,155
                                                            ------------
                                                               7,311,731
                                                            ------------
        Norway - 0.5%
        DNB Holding ASA(a).......................   193,080    1,286,041
                                                            ------------
        Russia - 0.2%
        Yukos Corp. (ADR)(a).....................    14,200      596,400
                                                            ------------
        Singapore - 2.0%
        DBS Group Holdings, Ltd..................   256,000    2,215,863
        MobileOne, Ltd...........................   635,000      560,855
        Singapore Telecommunications, Ltd........ 1,240,000    1,431,078
        United Overseas Bank, Ltd................   134,000    1,041,512
                                                            ------------
                                                               5,249,308
                                                            ------------
        South Africa - 0.4%
        Impala Platinum Holdings, Ltd............    12,300    1,066,352
                                                            ------------
        Spain - 2.8%
        Altadis, S.A.............................    47,600    1,349,407
        Antena 3 Television S.A.*(a).............       166        7,308
        Iberdrola S.A.(a)........................    58,910    1,163,085
        Telefonica S.A...........................   327,256    4,799,479
                                                            ------------
                                                               7,319,279
                                                            ------------

         --------------------------------------------------------------
         Security                                             Value
         Description                              Shares     (Note 2)
         --------------------------------------------------------------

         Sweden - 2.7%
         Alfa Laval AB..........................   115,610 $  1,759,995
         Atlas Copco AB.........................    46,600    1,668,266
         Hennes & Mauritz AB (H&M) - B Shares...   103,100    2,451,076
         Swedish Match AB.......................   104,800    1,070,904
                                                           ------------
                                                              6,950,241
                                                           ------------
         Switzerland - 9.8%
         Credit Suisse Group....................    50,400    1,843,207
         Givaudan S.A...........................     1,550      804,251
         Nestle S.A.............................    11,367    2,838,764
         Novartis AG............................   161,039    7,308,122
         Roche Holding AG.......................    32,800    3,307,040
         Syngenta AG(a).........................    30,700    2,066,847
         Synthes-Stratec, Inc...................       875      865,595
         UBS AG.................................    92,648    6,342,266
                                                           ------------
                                                             25,376,092
                                                           ------------
         United Kingdom - 25.0%
         AstraZeneca Plc........................   168,503    8,061,078
         Barclays Plc...........................   322,700    2,870,100
         BG Group Plc...........................   479,647    2,455,138
         BHP Billiton Plc.......................   188,040    1,638,026
         BP Plc.................................   131,700    1,064,963
         BP Plc (ADR)...........................   137,500    6,785,625
         British Sky Broadcasting Group Plc*....   170,131    2,134,959
         Burberry Group Plc.....................   134,000      874,265
         Cadbury Schweppes Plc..................   317,700    2,326,572
         CGNU Plc...............................   276,730    2,421,723
         Diageo Plc.............................   191,964    2,518,592
         easyJet Plc*...........................   235,900    1,233,804
         Johnston Press Plc.....................   185,890    1,545,466
         Kingfisher Plc.........................   501,042    2,490,864
         Legal & General Group Plc.............. 1,174,500    2,101,784
         Next Plc...............................    64,760    1,298,187
         Reckitt Benckiser Plc..................   142,114    3,206,525
         Reed International Plc.................   273,090    2,277,749
         Royal Bank of Scotland Group Plc.......   227,150    6,674,108
         TI Automotive, Ltd. - Class A * (d)....    45,100            0
         Unilever Plc...........................   107,330      997,703
         Vodafone Group Plc..................... 3,036,335    7,506,719
         William Hill Plc.......................   151,100    1,151,710
         Yell Group Plc.........................   262,450    1,428,884
                                                           ------------
                                                             65,064,544
                                                           ------------
         United States - 0.8%
         Manpower, Inc..........................    43,580    2,051,747
                                                           ------------
         Total Common Stocks (Cost $207,001,657)            249,794,427
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Preferred Stock - 1.5%
     Australia - 0.2%
     News Corp., Ltd............................      72,477 $    545,716
                                                             ------------
     Germany - 1.3%
     Porsche AG.................................       5,504    3,262,946
                                                             ------------
     Total Preferred Stock (Cost $2,800,396)                    3,808,662
                                                             ------------

     Short-Term Investments - 10.1%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.15% to
       be repurchased at $8,564,071 on
       01/02/04 collateralized by $8,665,000
       FNMA 2.02% due 02/28/05 with a value
       of $8,737,500............................ $ 8,564,000    8,564,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).......................  17,607,807   17,607,807
                                                             ------------
     Total Short-Term Investments
     (Cost $26,171,807)                                        26,171,807
                                                             ------------

     TOTAL INVESTMENTS - 107.6%
     (Cost $235,973,860)                                      279,774,896

     Other Assets and Liabilities (net) - (7.6%)              (19,654,865)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $260,120,031
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Represents investment of collateral received from securities lending transactions.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FNMA - Federal National Mortgage Association

            Summary of Total Foreign Securities by Industry Classification
            --------------------------------------------------------------
                                                  Value       Percent of
            Industry                              (000)       Net Assets
            --------------------------------------------------------------
            Airlines                           $  1,233,804       0.5%
            Automotive                           16,679,492       6.4%
            Banking                              39,824,597      15.3%
            Beverages, Food & Tobacco            14,146,365       5.4%
            Building Products                     2,229,453       0.9%
            Chemicals                             4,038,980       1.6%
            Commercial Services                   5,604,528       2.2%
            Communication Services               27,141,904      10.4%
            Electric Utilities                    8,796,407       3.4%
            Electrical Equipment                  4,000,000       1.5%
            Electronics                          12,398,787       4.8%
            Financial Services                    7,880,692       3.0%
            Food & Drug Retailing                   349,725       0.1%
            Healthcare Products                     865,594       0.3%
            Hotels, Restaurants & Leisure         6,897,764       2.7%
            Household Products                    8,786,276       3.4%
            Insurance                             9,423,226       3.6%
            Media-Broadcasting & Publishing      13,553,121       5.2%
            Metals & Mining                       4,523,728       1.7%
            Oil & Gas                            23,907,897       9.2%
            Paper & Forest Products               2,154,960       0.8%
            Pharmaceuticals                      27,027,852      10.4%
            Real Estate                           1,843,038       0.7%
            Retailers                             9,243,499       3.6%
            Software                              1,051,400       0.4%
                                                ------------     ----
                                               $253,603,089      97.5%
                                                ============     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 91.3%
         Advertising - 0.5%
         Omnicom Group, Inc......................  28,610 $  2,498,511
                                                          ------------
         Aerospace & Defense - 1.8%
         Honeywell International, Inc............ 119,570    3,997,225
         Northrop Grumman Corp...................  23,690    2,264,764
         United Technologies Corp................  40,500    3,838,185
                                                          ------------
                                                            10,100,174
                                                          ------------
         Air Freight & Logistics - 1.2%
         Expeditors International of Washington,
           Inc...................................  52,500    1,977,150
         FedEx Corp..............................  36,000    2,430,000
         United Parcel Service, Inc. - Class B...  29,700    2,214,135
                                                          ------------
                                                             6,621,285
                                                          ------------
         Banks - 2.0%
         Bank of America Corp....................  69,100    5,557,713
         Bank One Corp........................... 111,590    5,087,388
         U.S. Bancorp............................  18,500      550,930
                                                          ------------
                                                            11,196,031
                                                          ------------
         Beverages - 3.6%
         Anheuser-Busch Co., Inc................. 175,320    9,235,858
         Coca-Cola Co............................  49,400    2,507,050
         PepsiCo, Inc............................ 168,050    7,834,491
                                                          ------------
                                                            19,577,399
                                                          ------------
         Biotechnology - 1.0%
         Applera Corp. - Applied Biosystems Group  48,420    1,002,778
         Biogen Idec, Inc*.......................  74,300    2,732,754
         Invitrogen Corp.*.......................  15,600    1,092,000
         Nektar Therapeutics*(a).................  36,100      491,321
                                                          ------------
                                                             5,318,853
                                                          ------------
         Building Products - 0.1%
         York International Corp.................  15,900      585,120
                                                          ------------
         Chemicals - 1.9%
         Air Products & Chemicals, Inc...........  50,500    2,667,915
         Dow Chemical Co.........................  46,500    1,933,005
         Ecolab, Inc.............................  42,900    1,174,173
         Praxair, Inc............................ 127,300    4,862,860
                                                          ------------
                                                            10,637,953
                                                          ------------
         Commercial Services & Supplies - 1.9%
         Accenture, Ltd. - Class A*..............  28,200      742,224
         Dun & Bradstreet Corp.*.................  35,100    1,779,921
         Kinder Morgan Management LLC............  81,110    3,484,486
         Waste Management, Inc................... 120,970    3,580,712
         Weight Watchers International, Inc.*....  26,900    1,032,153
                                                          ------------
                                                            10,619,496
                                                          ------------
         Communications Equipment & Services - 3.4%
         Cisco Systems, Inc.*.................... 328,850    7,987,767
         Lucent Technologies, Inc.*.............. 468,410    1,330,284

        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Communications Equipment & Services - continued
        Nokia Oyj (ADR)............................ 440,635 $  7,490,795
        Telefonos de Mexico S.A. de C.V.
          (ADR)(a).................................  59,600    1,968,588
                                                            ------------
                                                              18,777,434
                                                            ------------
        Computers & Peripherals - 2.6%
        Dell, Inc.*................................ 170,200    5,779,992
        International Business Machines Corp.......  87,800    8,137,304
        Maxtor Corp.*..............................  19,700      218,670
                                                            ------------
                                                              14,135,966
                                                            ------------
        Electronic Equipment & Instruments - 1.3%
        Danaher Corp.(a)...........................  16,400    1,504,700
        L-3 Communications Holdings, Inc.*.........   5,400      277,344
        Sanmina Corp.*............................. 193,960    2,445,836
        Vishay Intertechnology, Inc.*(a)........... 121,870    2,790,823
                                                            ------------
                                                               7,018,703
                                                            ------------
        Financials - Diversified - 7.4%
        American Express Co........................ 149,400    7,205,562
        Charles Schwab Corp........................ 264,520    3,131,917
        Citigroup, Inc............................. 276,130   13,403,350
        Goldman Sachs Group, Inc...................  10,300    1,016,919
        J.P. Morgan Chase & Co.....................  75,590    2,776,421
        Merrill Lynch & Co., Inc...................  59,300    3,477,945
        Morgan Stanley............................. 172,500    9,982,575
                                                            ------------
                                                              40,994,689
                                                            ------------
        Food Products - 0.5%
        General Mills, Inc.........................  57,800    2,618,340
                                                            ------------
        Health Care Equipment & Supplies - 2.7%
        Guidant Corp...............................     300       18,060
        Medtronic, Inc............................. 215,190   10,460,386
        Millipore Corp.*...........................  75,930    3,268,786
        Varian Medical Systems, Inc.*..............  17,000    1,174,700
        VISX, Inc.*................................   2,300       53,245
                                                            ------------
                                                              14,975,177
                                                            ------------
        Health Care Providers & Services - 1.3%
        Aetna, Inc.................................  72,400    4,892,792
        Apria Healthcare Group, Inc.*(a)...........  15,700      446,979
        UnitedHealth Group, Inc....................  29,000    1,687,220
                                                            ------------
                                                               7,026,991
                                                            ------------
        Hotels, Restaurants & Leisure - 4.1%
        Carnival Corp.............................. 220,320    8,753,314
        International Game Technology.............. 107,500    3,837,750
        Royal Caribbean Cruises, Ltd.(a)........... 260,540    9,064,186
        Starwood Hotels & Resorts Worldwide, Inc. -
           Class B.................................  34,100    1,226,577
                                                            ------------
                                                              22,881,827
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


            --------------------------------------------------------
            Security                                       Value
            Description                         Shares    (Note 2)
            --------------------------------------------------------

            Household Products - 1.3%
            Estee Lauder Cos., Inc. - Class A..  62,760 $  2,463,958
            Procter & Gamble Co................  46,300    4,624,444
                                                        ------------
                                                           7,088,402
                                                        ------------
            Industrial - Diversified - 4.2%
            3M Co..............................  22,500    1,913,175
            Dover Corp.........................  32,800    1,303,800
            General Electric Co................ 581,400   18,011,772
            Tyco International, Ltd............  66,900    1,772,850
                                                        ------------
                                                          23,001,597
                                                        ------------
            Insurance - 1.7%
            American International Group, Inc..  91,280    6,050,038
            Everest Reinsurance Group, Ltd.....  10,440      883,224
            XL Capital, Ltd. - Class A.........  29,640    2,298,582
                                                        ------------
                                                           9,231,844
                                                        ------------
            Internet Software & Services - 1.5%
            Network Associates, Inc.*..........  56,000      842,240
            United Online, Inc.*(a)............  18,500      310,615
            Yahoo!, Inc.*...................... 154,800    6,992,316
                                                        ------------
                                                           8,145,171
                                                        ------------
            Machinery - 0.6%
            Ingersoll-Rand Co. - Class A.......  47,400    3,217,512
                                                        ------------
            Media - 12.4%
            Clear Channel Communications, Inc.. 146,920    6,880,264
            Comcast Corp. - Class A*........... 551,130   17,239,346
            Cox Communications, Inc. - Class A*  44,700    1,539,915
            Liberty Media Corp. - Class A*..... 132,400    1,574,236
            New York Times Co. - Class A.......  57,800    2,762,262
            News Corp., Ltd. (ADR)(a).......... 189,090    6,826,149
            Time Warner, Inc.*................. 644,760   11,599,232
            Univision Communications, Inc. -
              Class A*(a)...................... 120,949    4,800,466
            Viacom, Inc. - Class B............. 346,620   15,382,996
                                                        ------------
                                                          68,604,866
                                                        ------------
            Metals & Mining - 0.5%
            Alcoa, Inc.........................  75,000    2,850,000
                                                        ------------
            Oil & Gas - 5.3%
            Amerada Hess Corp..................  25,600    1,361,152
            BJ Services Co.*...................  67,390    2,419,301
            BP PLC (ADR).......................  28,500    1,406,475
            Burlington Resources, Inc..........  36,800    2,037,984
            ConocoPhillips.....................  21,800    1,429,426
            Encana Corp........................  67,500    2,663,752
            Exxon Mobil Corp................... 231,880    9,507,080
            Halliburton Co.....................  46,230    1,201,980
            Noble Corp.*.......................  34,870    1,247,649
            Rowan Companies, Inc.*(a)..........  51,660    1,196,962
            Schlumberger, Ltd..................  10,100      552,672

        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Oil & Gas - continued
        Total Fina Elf S.A. (ADR)(a)..............  36,960 $  3,419,169
        Varco International, Inc.*................  34,520      712,148
                                                           ------------
                                                             29,155,750
                                                           ------------
        Pharmaceuticals - 8.0%
        Abbott Laboratories.......................  17,200      801,520
        Amgen, Inc.*..............................  70,300    4,344,540
        Barr Laboratories, Inc.*..................  43,900    3,378,105
        Bristol-Myers Squibb Co...................  68,900    1,970,540
        Celgene Corp.*(a).........................  42,800    1,926,856
        Chiron Corp.*.............................  14,400      820,656
        Dr. Reddy's Laboratories, Ltd. (ADR)(a)...  42,700    1,351,455
        Gilead Sciences, Inc.*....................  56,400    3,279,096
        GlaxoSmithKline PLC (ADR)(a)..............  28,100    1,310,022
        Medicis Pharmaceutical Corp. - Class A(a).  15,600    1,112,280
        Merck & Co., Inc..........................  16,300      753,060
        Perrigo Co.(a)............................ 100,010    1,572,157
        Pfizer, Inc............................... 269,270    9,513,309
        Roche Holding AG..........................  30,395    3,064,557
        Serono SA (ADR)...........................  83,320    1,462,266
        SICOR, Inc.*..............................  55,400    1,506,880
        Teva Pharmaceutical Industries, Ltd. (ADR) 106,800    6,056,628
                                                           ------------
                                                             44,223,927
                                                           ------------
        Real Estate - 0.5%
        Host Marriott Corp. (REIT)*............... 207,640    2,558,125
                                                           ------------
        Retail - Multiline - 2.2%
        Costco Wholesale Corp.*...................  57,100    2,122,978
        Federated Department Stores, Inc..........  31,500    1,484,595
        Target Corp............................... 147,800    5,675,520
        Wal-Mart Stores, Inc......................  51,600    2,737,380
                                                           ------------
                                                             12,020,473
                                                           ------------
        Retail - Specialty - 1.3%
        Abercrombie & Fitch Co. - Class A*........  18,800      464,548
        Ethan Allen Interiors, Inc.(a)............  53,650    2,246,862
        Gap, Inc.................................. 174,670    4,054,091
        Nordstrom, Inc............................  11,200      384,160
                                                           ------------
                                                              7,149,661
                                                           ------------
        Road & Rail - 0.6%
        Canadian National Railway Co..............  25,500    1,613,640
        Norfolk Southern Corp.....................  78,200    1,849,430
                                                           ------------
                                                              3,463,070
                                                           ------------
        Semiconductor Equipment & Products -  6.7%
        Analog Devices, Inc.......................  41,380    1,888,997
        Applied Materials, Inc.*..................  71,800    1,611,910
        ASML Holding N.V.*(a).....................  95,300    1,910,765
        ATI Technologies, Inc.*(a)................  29,300      443,016
        Cypress Semiconductor Corp.*(a)........... 177,820    3,798,235
        Intel Corp................................ 396,500   12,767,300
        International Rectifier Corp.*............  41,200    2,035,692

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------
          Semiconductor Equipment & Products - continued
          LSI Logic Corp.*(a).................... 104,700 $    928,689
          National Semiconductor Corp.*..........  53,860    2,122,623
          STMicroelectronics N.V.................  57,900    1,563,879
          Taiwan Semiconductor Manufacturing
            Co., Ltd. (ADR)...................... 253,944    2,600,386
          Texas Instruments, Inc................. 173,120    5,086,266
                                                          ------------
                                                            36,757,758
                                                          ------------
          Software - 7.0%
          Adobe Systems, Inc..................... 129,100    5,073,630
          Cadence Design Systems, Inc.*(a)....... 147,240    2,647,375
          EMC Corp.*............................. 104,300    1,347,556
          First Data Corp........................  53,860    2,213,107
          Infosys Technologies, Ltd. (ADR)(a)....  49,900    4,775,430
          Intuit, Inc.*..........................  25,100    1,328,041
          Microsoft Corp......................... 681,320   18,763,553
          VERITAS Software Corp.*................  72,575    2,696,887
                                                          ------------
                                                            38,845,579
                                                          ------------
          Tobacco - 0.2%
          Altria Group, Inc......................  19,900    1,082,958
                                                          ------------
          Utilities - 0.0%
          Philadelphia Suburban Corp.(a).........   9,249      204,403
                                                          ------------
          Total Common Stocks (Cost $438,021,065)          503,185,045
                                                          ------------

          Mutual Fund - 0.4%
          Nasdaq-100 Index Tracking Stock
            (Cost $1,881,073)....................  63,800    2,326,148
                                                          ------------

      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 16.4%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/03 at 0.15% to be repurchased
        at $54,127,451 on 01/02/04
        collateralized by $54,935,000
        FHLMC 1.25% due 08/27/04 with
        value of $55,213,466................... $54,127,000 $ 54,127,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  36,144,381   36,144,381
                                                            ------------
      Total Short-Term Investments
      (Cost $90,271,381)                                      90,271,381
                                                            ------------

      TOTAL INVESTMENTS - 108.1%
      (Cost $530,173,519)                                    595,782,574

      Other Assets and Liabilities (net) - (8.1%)            (44,542,646)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $551,239,928
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Asset-Backed Securities - 2.2%
       Asset-Backed Securities Corp. 1.663%,
         due 01/15/33 - Class A+............... $ 4,744,605 $  4,762,608
       Federated Student Finance Corp. 1.170%,
         due 06/01/38+.........................     700,000      699,617
       Redwood Capital, Ltd. 2003-3 5.013%,
         due 01/09/06 (144A)(a)+...............   1,200,000    1,200,000
       Redwood Capital, Ltd. 2003-4 3.463%,
         due 01/09/06 (144A)(a)+...............   1,200,000    1,200,000
                                                            ------------
       Total Asset-Backed Securities
       (Cost $7,851,277)                                       7,862,225
                                                            ------------
       Collateralized Mortgage Obligations - 2.8%
       Bear Stearns ARM Trust 4.391%, due
         01/25/34+ (Cost $10,147,178)..........   9,997,220   10,114,449
                                                            ------------
       Municipals - 2.9%
       Arizona Educational Loan Marketing
         Corp. 1.150%, due 12/01/37+...........   1,600,000    1,600,000
       Brazos Texas Higher Education Authority,
         Inc. 1.240%, due 12/01/39+............   2,600,000    2,600,000
       Missouri Higher Education Loan
         Authourity 1.190%, due 06/01/31+......   5,000,000    5,000,000
       Panhandle-Plains Texas Higher Education
         Authority, Inc. 1.180%, due
         04/01/31+.............................     900,000      900,000
       Pennsylvania State Higher Education
         Assistance Agency 1.190%, due
         12/01/40+.............................     700,000      700,000
                                                            ------------
       Total Municipals (Cost $10,799,952)                    10,800,000
                                                            ------------

       Corporate Bonds - 2.9%
       Financials - Diversified - 0.7%
       Ford Motor Credit Co.
        1.980%, due 03/08/04 +.................   1,750,000    1,751,232
        3.036%, due 10/25/04 +.................     800,000      807,745
                                                            ------------
                                                               2,558,977
                                                            ------------
       Insurance - 0.1%
       Residential Reinsurance, Ltd. 6.123%,
         due 06/08/06 (144A)(a)+...............     500,000      507,500
                                                            ------------
       Metals & Mining - 0.3%
       Alcan Aluminum, Inc. 1.430%, due
         12/08/04 (144A)(a)+...................   1,200,000    1,197,190
                                                            ------------
       Miscellaneous - 0.6%
       Phoenix Quake Wind, Ltd. 3.600%, due
         07/03/08 (144A)(a)+...................   1,500,000    1,515,960
       Vita Capital, Ltd. 2.560%, due 01/01/07
         (144A)(a)+............................     800,000      798,288
                                                            ------------
                                                               2,314,248
                                                            ------------
       Telecommunication Services - Wireless - 0.9%
       Verizon Wireless Capital 1.240%, due
         05/23/05 (144A)(a)+...................   3,100,000    3,097,554
                                                            ------------

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Utilities - 0.3%
       Entergy Gulf States 2.070%, due 06/18/07
         (144A)(a)+............................ $ 1,100,000 $  1,103,579
                                                            ------------
       Total Corporate Bonds
       (Cost $10,745,836)                                     10,779,048
                                                            ------------
       U.S. Government & Agency Obligations - 105.5%
       U.S. Treasury Bill
         0.843%, due 03/18/04..................      40,000       39,930
       U.S. Treasury Inflation Index Bond
        3.875%, due 04/15/29...................  65,650,456   85,078,920
        3.375%, due 04/15/32...................   3,120,750    3,857,662
       U.S. Treasury Inflation Index Note
        3.375%, due 01/15/07...................  51,283,320   55,570,298
        3.625%, due 01/15/08...................  41,149,080   45,521,211
        3.875%, due 01/15/09...................  54,947,824   62,065,325
        4.250%, due 01/15/10...................  11,359,850   13,210,267
        3.500%, due 01/15/11...................  28,113,850   31,601,738
        3.375%, due 01/15/12...................   3,119,640    3,491,804
        3.000%, due 07/15/12...................  61,617,000   67,191,428
       U.S. Treasury Note
         1.875%, due 07/15/13..................  20,106,800   19,968,586
                                                            ------------
       Total U.S. Government & Agency
       Obligations (Cost $383,221,152)                       387,597,169
                                                            ------------

       Options 0.0%
       Treasury Inflation Index Put
         Expires 02/20/2004....................  51,000,000            0
                                                            ------------
       Total Options
       (Cost $7,969)                                                   0
                                                            ------------

       Short-Term Investments - 87.7%
       U.S. Government & Agency Discount Notes - 47.0%
       Federal Home Loan Bank
        1.025%, due 01/23/04(b)................  20,000,000   19,987,472
        1.065%, due 02/27/04(b)................  18,000,000   17,969,648
        1.045%, due 03/19/04(b)................  10,000,000    9,977,358
       Federal Home Loan Mortgage Corp.
        1.065%, due 01/15/04(b)................   4,500,000    4,498,136
        1.082%, due 01/22/04(b)................  13,900,000   13,891,223
        1.085%, due 01/22/04(b)................   8,000,000    7,994,936
        1.080%, due 02/12/04(b)................  20,700,000   20,673,918
        1.090%, due 03/01/04(b)................   1,400,000    1,397,457
       Federal National Mortgage Assoc.
        1.070%, due 01/20/04(b)................   5,000,000    4,997,176
        1.010%, due 02/03/04(b)................  10,000,000    9,990,742
        1.000%, due 02/04/04(b)................  20,000,000   19,981,111
        1.070%, due 02/18/04(b)................  20,000,000   19,971,467
        1.135%, due 02/25/04(b)................   6,300,000    6,289,076
        1.060%, due 03/10/04(b)................  15,000,000   14,969,525
                                                            ------------
                                                             172,589,245
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------
       Commercial Paper - 33.0%
       ABN Amro North America, Inc. 1.070%,
         due 01/16/04.......................... $ 7,000,000 $  6,996,879
       ANZ, Inc. 1.080%, due 02/26/04..........   9,000,000    8,984,880
       Bank of America NA 1.100%, due
         03/15/04..............................   6,100,000    6,100,000
       Barclays PLC
        1.055%, due 01/12/04...................   7,000,000    6,997,744
        1.075%, due 03/09/04...................   1,400,000    1,397,157
       Citibank NA
        1.090%, due 01/30/04...................   5,600,000    5,600,000
        1.095%, due 02/19/04...................     500,000      500,000
        1.085%, due 03/18/04...................     800,000      800,000
       Danske Corp. 1.075%, due 02/23/04.......   9,000,000    8,985,756
       European Investment Bank 1.060%, due
         02/10/04..............................  10,000,000    9,988,222
       General Electric Capital Corp. 1.100%,
         due 03/15/04..........................   9,000,000    8,979,650
       HBOS Treasury Services PLC 1.090%, due
         02/05/04..............................   6,600,000    6,593,006
       KFW International Finance, Inc. 1.070%,
         due 02/24/04..........................   8,600,000    8,586,197
       National Australia Funding (Delaware),
         Inc. 1.075%, due 02/10/04.............   6,400,000    6,392,356
       Rabobank USA Financial Corp. 1.050%,
         due 01/14/04..........................   1,400,000    1,399,469
       Royal Bank of Scotland PLC
        1.085%, due 01/20/04...................   7,000,000    6,995,991
        1.080%, due 01/27/04...................   1,000,000      999,220
       Shell Finance PLC 1.060%, due
         03/17/04..............................  10,000,000    9,977,622
       UBS AG 1.085%, due 02/17/04.............   2,300,000    2,296,742
       UBS Finance, Inc. 1.070%, due
         04/06/04..............................   6,000,000    5,982,880
       Unicredito
        1.090%, due 02/06/04...................   5,800,000    5,793,678
        1.090%, due 03/09/04...................     800,000      798,353
                                                            ------------
                                                             121,145,802
                                                            ------------
       Repurchase Agreement - 7.7%
       Credit Suisse First Boston Corp.
         Repurchase Agreement, dated 12/31/03
         at 0.88% to be repurchased at
         $19,002,322 on 01/05/04 collateralized
         by $17,121,000 USTIIN 3.00% due
         07/15/12 with a value of
         $19,460,516...........................  19,000,000   19,000,000
       State Street Bank & Trust Co.,
         Repurchase Agreement, dated
         12/31/03 at 0.15% to be repurchased at
         $9,576,080 on 1/02/04 collateralized
         by $9,640,000 FFCB 2.125% due
         08/15/05 with a value of $9,768,511...   9,576,000    9,576,000
                                                            ------------

               ------------------------------------------------------------
               Security                           Par            Value
               Description                       Amount         (Note 2)
               ------------------------------------------------------------
               Total Repurchase Agreements
               (Cost $28,576,000)                            $  28,576,000
                                                             -------------
               Total Short-Term Investments
               (Cost $322,311,047)                             322,311,047
                                                             -------------

               TOTAL INVESTMENTS - 204.0%
               (Cost $745,100,063)                             749,463,938

               Other Assets and Liabilities (net) - (104.0%)  (382,073,617)
                                                             -------------

               TOTAL NET ASSETS - 100.0%                     $ 367,390,321
                                                             =============

Portfolio Footnotes:

+ Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Zero coupon bond - Interest rate represents current yield to maturity.

USTIIN - United States Treasury Inflation Index Note

FFCB - Federal Farm Credit Bank

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        57.77%
                 AA                                       0.92%
                 A                                       40.57%
                 BBB                                      0.51%
                 BB                                       0.23%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                                 Strike  Number of     Value
 Put Options                          Expiration Price   Contracts    (Note 2)
 ------------------------------------------------------------------------------
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $6.50   (6,300,000) $ (27,486)
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  6.00  (10,600,000)   (80,931)
 OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  7.00  (15,100,000)   (71,151)
                                                                     ---------
 (Written Option Premium $265,047)...                                $(179,568)
                                                                     =========

                                                 Strike  Number of     Value
 Call Options                         Expiration Price   Contracts    (Note 2)
 ------------------------------------------------------------------------------
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $4.00   (6,300,000) $ (73,225)
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  3.80  (10,600,000)   (86,528)
 OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  4.00  (15,100,000)  (102,635)
                                                                     ---------
 (Written Option Premium $295,155)...                                $(262,388)
                                                                     =========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 99.1%
         Communications Equipment - 18.1%
         Avaya, Inc.*............................ 139,700 $  1,807,718
         Cisco Systems, Inc.*....................  36,800      893,872
         Comverse Technology, Inc.*.............. 155,300    2,731,727
         Corning, Inc.*(a)....................... 183,200    1,910,776
         Enterasys Networks, Inc.*............... 393,997    1,477,489
         JDS Uniphase Corp.*..................... 196,500      717,225
         Marvell Technology Group, Ltd.*......... 122,499    4,646,387
         Nokia Oyj (ADR)......................... 161,400    2,743,800
         QUALCOMM, Inc...........................  32,400    1,747,332
         Telefonaktiebolaget LM Ericsson (ADR)(a) 120,600    2,134,620
         UTStarcom, Inc.*(a).....................  60,600    2,246,442
                                                          ------------
                                                            23,057,388
                                                          ------------
         Computers & Peripherals - 8.6%
         Dell, Inc.*.............................  77,200    2,621,712
         Hewlett-Packard Co...................... 125,500    2,882,735
         Maxtor Corp.*...........................  62,741      696,425
         SanDisk Corp.*..........................  19,600    1,198,344
         Seagate Technology*..................... 126,065    2,382,629
         Western Digital Corp.*.................. 100,500    1,184,895
                                                          ------------
                                                            10,966,740
                                                          ------------
         Electronic Equipment & Instruments - 9.8%
         AU Optronics Corp. (ADR)(a)............. 174,622    2,081,494
         Broadcom Corp. - Class A*...............  41,200    1,404,508
         Celestica, Inc.*........................ 178,400    2,688,488
         Flextronics International, Ltd.*........ 232,600    3,451,784
         Solectron Corp.*........................ 492,100    2,908,311
                                                          ------------
                                                            12,534,585
                                                          ------------
         Financials - Diversified - 3.2%
         Charles Schwab Corp..................... 345,100    4,085,984
                                                          ------------
         Industrial Conglomerates - 1.7%
         3Com Corp.*............................. 109,100      891,347
         Tyco International, Ltd.................  45,500    1,205,750
                                                          ------------
                                                             2,097,097
                                                          ------------
         Internet & Catalog Retail - 4.1%
         Amazon.com, Inc.*.......................  37,700    1,984,528
         eBay, Inc.*.............................  49,200    3,177,828
                                                          ------------
                                                             5,162,356
                                                          ------------
         Internet Software & Services - 7.7%
         j2 Global Communications, Inc.*(a)......  44,900    1,112,173
         Monster Worldwide, Inc.*................ 135,800    2,982,168
         Orbitz, Inc. - Class A*(a)..............   9,500      220,400
         SINA Corp.*(a)..........................  27,800      938,250
         Sohu.com, Inc.*(a)......................  63,100    1,893,631
         Yahoo!, Inc.*...........................  59,600    2,692,132
                                                          ------------
                                                             9,838,754
                                                          ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Semiconductor Equipment & Products - 24.5%
          Agere Systems, Inc. - Class A*......... 268,900 $    820,145
          Applied Materials, Inc.*............... 114,900    2,579,505
          ASML Holding N.V.*(a)..................  27,800      557,390
          Cree, Inc.*(a).........................  17,851      315,784
          Cymer, Inc.*...........................  88,000    4,064,720
          Cypress Semiconductor Corp.*(a)........  90,500    1,933,080
          Emulex Corp.*..........................  56,400    1,504,752
          Integrated Circuit Systems, Inc.*......  75,500    2,150,995
          Intel Corp.............................  27,200      875,840
          KLA-Tencor Corp.*......................  47,200    2,769,224
          Kulicke & Soffa Industries, Inc.*(a)...  48,000      690,240
          STMicroelectronics N.V.................  57,719    1,558,990
          Taiwan Semiconductor Manufacturing Co.,
            Ltd. (ADR)........................... 388,419    3,977,411
          Teradyne, Inc.*........................  21,800      554,810
          Texas Instruments, Inc................. 133,000    3,907,540
          United Microelectronics Corp. (ADR)(a). 608,531    3,012,228
                                                          ------------
                                                            31,272,654
                                                          ------------
          Software - 17.9%
          Avid Technology, Inc.*.................  33,200    1,593,600
          BEA Systems, Inc.*..................... 151,800    1,867,140
          EMC Corp.*............................. 268,029    3,462,935
          Infosys Technologies, Ltd. (ADR)(a)....  13,000    1,244,100
          Mercury Interactive Corp.*.............  61,000    2,967,040
          Microsoft Corp.........................  27,700      762,858
          Novell, Inc.*.......................... 176,800    1,859,936
          Oracle Corp.*..........................  75,004      990,053
          Quest Software, Inc.*(a)...............  45,300      643,260
          SAP AG (ADR)...........................  74,500    3,096,220
          Take-Two Interactive Software, Inc.*(a)  42,200    1,215,782
          VERITAS Software Corp.*................  84,700    3,147,452
                                                          ------------
                                                            22,850,376
                                                          ------------
          Telecommunication Services - Wireless - 3.5%
          Amdocs, Ltd.*..........................  46,400    1,043,072
          AT&T Wireless Services, Inc.*..........  89,100      711,909
          Mobile TeleSystems OJSC (ADR)(a).......   9,600      794,880
          Nextel Communications, Inc. - Class A*.  66,200    1,857,572
                                                          ------------
                                                             4,407,433
                                                          ------------
          Total Common Stocks (Cost $119,904,230)          126,273,367
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 16.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10%
        to be repurchased at $3,062,017 on
        01/02/04 collateralized by $3,005,000
        FNMA 3.875% due 03/15/05 with a
        value of $3,126,618.................... $ 3,062,000 $  3,062,000
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10%
        to be repurchased at $19,000 on
        01/02/04 collateralized by $20,000
        FNMA 4.50% due 08/15/04 with a
        value of $21,058.......................      19,000       19,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  18,487,874   18,487,874
                                                            ------------
      Total Short-Term Investments
      (Cost $ 21,568,874)                                     21,568,874
                                                            ------------

      TOTAL INVESTMENTS - 116.0%
      (Cost $141,473,104)                                    147,842,241

      Other Assets and Liabilities (net) - (16.0%)           (20,350,078)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $127,492,163
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Commercial Paper - 37.6%
      Banks - 24.9%
      Citibank NA 1.090%, due 02/05/04.......... $ 5,700,000 $  5,700,000
      JP Morgan Chase & Co. 1.070%, due
        02/09/04................................   5,400,000    5,400,000
      Lloyds Bank Plc 1.090%, due 03/09/04......   5,900,000    5,887,853
      National Australia Funding, Inc. 1.075%,
        due 02/10/04............................   8,500,000    8,489,847
      Royal Bank of Scotland Plc................
       1.080%, due 02/03/04.....................   1,800,000    1,798,218
       1.070%, due 03/03/04.....................   5,000,000    4,990,786
      Unicredito Italiano S.p.A. 1.090%, due
        02/06/04................................   5,800,000    5,793,678
      Wells Fargo Bank 1.070%, due 01/13/04.....   5,400,000    5,400,000
                                                             ------------
                                                               43,460,382
                                                             ------------
      Financials - Diversified - 12.7%
      CDC Commercial Paper, Inc. 1.070%, due
        03/10/04................................   5,000,000    4,989,746
      GlaxoSmithKline Capital Plc 1.140%, due
        03/10/04................................   5,300,000    5,300,570
      UBS Finance, Inc. 1.090%, due
        03/31/04................................   5,000,000    4,986,375
      Westpac Trust Securities, Ltd. 1.261%, due
        01/29/04................................   7,000,000    7,000,689
                                                             ------------
                                                               22,277,380
                                                             ------------
      Total Commercial Paper
      (Cost $65,737,762)                                       65,737,762
                                                             ------------

      Corporate Notes - 1.7%
      Financials - Diversified - 1.7%
      General Electric Capital Corp. 7.250%, due
        05/03/04................................   2,000,000    2,040,710
      Heller Financial, Inc. 6.000%, due
        03/19/04................................   1,000,000    1,010,314
                                                             ------------
      Total Corporate Notes (Cost $3,051,024)                   3,051,024
                                                             ------------
      U.S. Government & Agency Obligations - 6.4%
      Federal Farm Credit Bank
        5.400%, due 01/23/04....................   2,500,000    2,506,150
      Federal Home Loan Bank
       5.225%, due 02/09/04.....................     400,000      401,619
       3.375%, due 06/15/04.....................   6,500,000    6,564,997
      Federal Home Loan Mortgage Corporation
        5.250%, due 02/15/04....................     642,000      645,013
      Federal National Mortgage Association
        5.125%, due 02/13/04....................     998,000    1,002,495
                                                             ------------
                                                               11,120,274
                                                             ------------

     ---------------------------------------------------------------------
     Security                                       Par         Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     U.S. Government & Agency Discount Notes - 47.6%
     Federal Home Loan Bank
      1.070%, due 02/05/04...................... $   400,000 $    399,584
      1.050%, due 02/18/04......................   8,072,000    8,060,699
      1.055%, due 03/12/04......................  18,300,000   18,261,924
     Federal Home Loan Mortgage Corporation
      1.055%, due 02/02/04......................   5,900,000    5,894,467
      1.080%, due 03/05/04......................  18,500,000   18,464,480
     Federal National Mortgage Association
      1.075%, due 01/28/04......................   4,800,000    4,796,130
      1.060%, due 03/03/04......................   7,500,000    7,486,308
      1.080%, due 03/08/04......................  18,600,000   18,562,614
      1.030%, due 03/31/04......................   1,200,000    1,196,910
                                                             ------------
     Total U.S. Government & Agency Discount
     Notes (Cost $83,123,116)                                  83,123,116
                                                             ------------
     Foreign Government - 1.2%
     Republic of Italy 5.250%, due 01/16/04
       (Cost $2,083,495)........................   2,080,000    2,083,495
                                                             ------------
     Repurchase Agreements - 6.9%
     Credit Suisse First Boston Corp.,
       Repurchase Agreement, dated 12/24/03
       at 0.97% to be repurchased at
       $11,002,668 on 01/02/04 collateralized
       by $7,769,000 USTN 8.75% due
       05/15/20 with a value of $11,092,675.....  11,000,000   11,000,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.10% to
       be repurchased at $1,060,006 on
       01/02/04 collateralized by $1,010,000
       FNMA 5.25% due 06/15/06 with a value
       of $1,081,794............................   1,060,000    1,060,000
                                                             ------------
     Total Repurchase Agreements
     (Cost $12,060,000)                                        12,060,000
                                                             ------------

     TOTAL INVESTMENTS - 101.4%
     (Cost $177,175,670)                                      177,175,671

     Other Assets and Liabilities (net) - (1.4%)               (2,509,823)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $174,665,848
                                                             ============

Portfolio Footnotes:

USTN - United States Treasury Note.

FHLMC - Federal Home Loan Mortgage Corporation.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Municipals - 4.5%
      Brazos Texas Higher Education
        Authority, Inc.
       1.190%, due 12/01/37//\/.............. $  6,300,000 $    6,300,000
       1.240%, due 12/01/39//\/..............    5,900,000      5,900,000
      California Infrastructure & Economic
        Development 5.000%, due
        07/01/36.............................    1,350,000      1,389,029
      California State 2.000%, due
        06/16/04.............................    7,300,000      7,314,819
      Clark Country Nevada School District
        5.375%, due 06/15/13.................    2,000,000      2,292,960
      Energy Northwest Wash Electric Revenue
       5.500%, due 07/01/12..................    1,600,000      1,816,832
       5.500%, due 07/01/14..................    2,000,000      2,278,800
      Florida State, Series A 5.000%, due
        06/01/32.............................    1,250,000      1,282,000
      Florida State Board of Education
        5.000%, due 06/01/32.................    2,925,000      3,006,110
      Florida State Turnpike Authority
        5.000%, due 07/01/33.................    1,500,000      1,539,405
      Georgia State, Series B 5.000%, due
        05/01/20.............................    2,000,000      2,125,680
      Golden St Tob Securitization Corp.
       6.250%, due 06/01/33..................      340,000        326,740
       6.750%, due 06/01/39..................    3,400,000      3,354,644
      Illinois State 5.100%, due 06/01/33....    1,900,000      1,746,993
      Lower Colorado River Authority
        5.000%, due 05/15/28.................      600,000        614,382
      Missouri Higher Education Loan
        Authority 1.190%, due 07/15/29//\/...      600,000        600,000
      New York NY City Municipal Water
        5.000%, due 06/15/34.................    2,000,000      2,042,200
      New York State Dormitory Authority
        Revenues 5.000%, due 03/15/27........      600,000        611,472
      New York State Urban Development
        Corp. 6.500%, due 01/01/10...........    1,200,000      1,440,936
      South Carolina Transportation
        Infrastructure 5.000%, due 10/01/33..    2,900,000      2,985,434
      Tacoma Washington Regional Water
        Supply Systems 5.000%, due
        12/01/32.............................      800,000        816,096
      Tobacco Settlement Funding Corp
       6.375%, due 06/01/32..................    1,400,000      1,359,708
       5.875%, due 05/15/39..................      800,000        701,328
      Utah Trans Authority Sales Tax Revenues
        5.000%, due 06/15/32.................    1,000,000      1,023,870
      Virginia College Building Authority Va
        Revenues 5.000%, due 02/01/10........    1,500,000      1,683,000
                                                           --------------
      Total Municipals (Cost $54,068,656)                      54,552,438
                                                           --------------

      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 9.3%
      Asset-Backed Securities - 0.8%
      Bear Stearns Asset Backed Securities,
        Inc. 1.540%, due 10/27/32//\/........ $    311,855 $      312,341
      Chase Funding Mortgage Loan
        1.470%, due 09/25/29//\/.............    4,124,552      4,131,666
      Credit-Based Asset Servicing and
        Securitization 1.480%, due
        08/25/29//\/.........................      532,264        532,961
      First Franklin Mortgage Loan Trust
        2.800%, due 02/25/33//\/.............    3,756,547      3,808,495
      MLCC Mortgage Investors, Inc.
        1.540%, due 03/15/25//\/.............      286,442        286,759
      Residential Asset Securitization Trust
        7.130%, due 07/25/31.................      171,256        173,633
      United Air Lines, Inc. 1.390%, due
        03/02/04//\/.........................      341,348        278,583
      Vanderbilt Mortgage Finance, Inc.
        6.545%, due 04/07/18.................      150,000        155,738
                                                           --------------
                                                                9,680,176
                                                           --------------
      Automobiles - 0.6%
      Ford Motor Co. 7.450%, due
        07/16/31.............................      840,000        851,327
      Ford Motor Credit Co. 6.700%, due
        07/16/04.............................      400,000        410,331
      General Motors Acceptance Corp.
        8.000%, due 11/01/31.................    3,200,000      3,604,224
      General Motors Corp. 8.250%, due
        07/15/23.............................    1,400,000      1,593,647
      Daimler Chrysler North America
        Holdings 8.500%, due 01/18/31........      900,000      1,078,471
                                                           --------------
                                                                7,538,000
                                                           --------------
      Collateralized Mortgage Obligations - 5.4%
      Bear Stearns Adjustable Rate Mortgage
        Trust 5.380%, due 02/25/33//\/.......    1,149,787      1,167,045
      Bear Stearns Commercial Mortgage
        Securities, Inc. 5.060%, due 11/15/16      466,412        490,911
      Cendant Mortgage Corp. 6.000%, due
        07/25/43 (144a)(c)...................    2,335,837      2,318,767
      Countrywide Home Loans
       6.500%, due 11/25/13..................       82,274         82,981
       6.000%, due 08/25/17..................    4,743,850      4,885,029
       6.500%, due 07/25/32..................    1,215,201      1,238,311
      Credit Suisse First Boston Mortgage
        Securities Corp.
       1.540%, due 02/25/32//\/..............      566,216        566,896
       2.478%, due 03/25/32//\/(144A)(c).....      923,054        920,052
       5.000%, due 01/25/33..................    2,307,971      2,317,681
       2.36%, due 08/25/33 (144A)(c).........    2,874,001      2,858,059

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                     Par          Value
      Description                                 Amount       (Note 2)
      --------------------------------------------------------------------

      Collateralized Mortgage Obligations - continued
      FFCA Secured Lending Corp. 7.850%,
        due 05/18/26 (144a)(c)................ $  2,200,000 $    2,340,321
      Financial Asset Secs Corp. 1.270%, due
        09/27/33 (144a)(c)//\/................    2,835,367      2,836,453
      GMAC Mortgage Corp. 5.940%, due
        07/01/13..............................      177,123        177,744
      GSR Mortgage Loan Trust 6.000%, due
        03/25/32..............................       47,217         48,197
      Indymac ARM Trust 6.700%, due
        01/25/31//\/..........................       25,097         25,741
      Mellon Residential Funding Corp.
        3.790%, due 07/25/29//\/..............      193,743        192,533
      PNC Mortgage Securities Corp. 0.000%,
        due 01/25/15+.........................      114,719        109,650
      Renaissance Home Equity Loan Trust
        1.580%, due 08/25/33//\/..............    2,858,184      2,867,116
      Residential Accredit Loans, Inc. 5.500%,
        due 06/25/17..........................      124,727        128,520
      Residential Funding Mortgage Securities,
        Inc. 6.250%, due 09/25/32.............    4,841,833      5,049,402
      Residential Funding Mortgage Security
       6.375%, due 01/25/09...................    5,260,039      5,253,755
       6.500%, due 06/25/09...................       42,427         43,523
       6.500%, due 03/25/24...................   11,677,659     11,819,047
       5.600%, due 09/25/32//\/...............      678,090        695,639
      Sequoia Mortgage Trust 1.520%, due
        07/20/33//\/..........................    1,928,105      1,932,612
      Small Business Administration 7.449%,
        due 08/01/10..........................    2,073,866      2,256,507
      Structured Asset Mortgage Investments,
        Inc. 3.230%, due 03/25/32//\/.........    7,845,602      7,932,646
      United Mortgage Securities Corp.
       3.910%, due 06/25/32//\/...............       53,242         53,663
       4.520%, due 09/25/33//\/...............       18,155         18,321
      Washington Mutual, Inc.
       6.000%, due 03/25/17...................      756,913        769,993
       5.160%, due 10/25/32//\/...............      843,085        863,750
       3.160%, due 02/27/34//\/...............    2,020,595      2,053,949
       2.800%, due 12/25/40//\/...............       19,519         19,673
      Wells Fargo Mortgage Backed Securities
        Trust
       6.640%, due 10/25/31//\/...............       42,755         42,790
       6.010%, due 01/25/32//\/...............      127,888        129,665
       4.740%, due 09/25/32//\/...............      223,122        225,062
       5.020%, due 09/25/32//\/...............      702,087        714,319
                                                            --------------
                                                                65,446,323
                                                            --------------
      Communications Equipment & Services - 0.6%
      Cingular Wireless LLC 6.500%, due
        12/15/11..............................      700,000        766,702

      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Communications Equipment & Services - continued
      Qwest Corp.
       7.200%, due 11/01/04.................. $    900,000 $      924,750
       8.875%, due 03/15/12 (144A)(c)........    1,650,000      1,901,625
      Sprint Capital Corp.
       6.000%, due 01/15/07..................      700,000        748,254
       6.125%, due 11/15/08..................    1,830,000      1,953,013
       6.375%, due 05/01/09(b)...............      470,000        502,985
                                                           --------------
                                                                6,797,329
                                                           --------------
      Financials - Diversified - 0.6%
      Associates Corp. of North America
        6.200%, due 05/16/05.................      500,000        531,428
      CIT Group, Inc. 7.750%, due
        04/02/12.............................    1,900,000      2,248,257
      Citigroup, Inc. 5.625%, due 08/27/12...    1,000,000      1,057,452
      Heller Financial, Inc. 6.375%, due
        03/15/06.............................      400,000        436,562
      Mid-State Trust, - Class A 7.791%,
        due 03/15/38.........................      460,355        505,794
      Morgan Stanley Group, Inc. 5.300%,
        due 03/01/13(b)......................      800,000        818,679
      Qwest Capital Funding, Inc.
       7.750%, due 08/15/06..................      700,000        728,000
       7.250%, due 02/15/11..................      510,000        504,900
      Small Business Administration
       6.353%, due 03/01/11..................      267,870        281,924
       5.500%, due 10/01/18..................      250,881        263,982
                                                           --------------
                                                                7,376,978
                                                           --------------
      Oil & Gas - 0.6%
      El Paso Corp. 7.750%, due
        01/15/32(b)..........................    3,000,000      2,572,500
      Pemex Project Funding Master Trust
       7.375%, due 12/15/14..................    1,700,000      1,823,250
       8.625%, due 02/01/22..................    2,800,000      3,115,000
                                                           --------------
                                                                7,510,750
                                                           --------------
      Telecommunication Services - Diversified - 0.1%
      AT&T Corporation 8.750%, due 11/15/31        800,000        938,079
                                                           --------------
      Utilities - 0.6%
      Edison International, Inc. 6.875%, due
        09/15/04.............................    2,150,000      2,219,875
      Entergy Gulf States 3.600%, due
        06/01/08 (144A)(c)...................    1,400,000      1,350,840
      Oncor Electric Delivery Co. 7.250%, due
        01/15/33.............................    1,300,000      1,483,675
      Progress Energy, Inc. 6.850%, due
        04/15/12.............................    1,500,000      1,674,931
                                                           --------------
                                                                6,729,321
                                                           --------------
      Total Domestic Bonds & Debt Securities
      (Cost $108,646,808)                                     112,016,956
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                   Par          Value
       Description                               Amount       (Note 2)
       ------------------------------------------------------------------

       Foreign Bonds & Debt Securities - 2.3%
       Foreign Government - 2.1%
       Federal Republic of Brazil
        2.000%, due 04/15/06//\/............. $  2,120,000 $    2,098,164
        11.500%, due 03/12/08................    1,440,000      1,677,600
        11.000%, due 01/11/12................    1,150,000      1,339,750
        8.000%, due 04/15/14.................    2,290,423      2,254,921
        11.000%, due 08/17/40................      500,000        552,500
       Republic of Chile
         5.500%, due 01/15/13................    1,500,000      1,546,500
       Republic of Panama
        8.250%, due 04/22/08.................      750,000        828,750
        9.375%, due 01/16/23.................      500,000        547,500
       Republic of Peru
        9.125%, due 01/15/08.................    2,600,000      3,068,000
        9.125%, due 02/21/12.................    1,500,000      1,680,000
        9.875%, due 02/06/15.................      400,000        466,000
       United Mexican States
        6.375%, due 01/16/13.................      900,000        936,000
        11.375%, due 09/15/16................      350,000        497,000
        8.300%, due 08/15/31.................    5,600,000      6,328,000
       United Mexican States, Series A
         8.000%, due 09/24/22................    1,500,000      1,644,750
                                                           --------------
                                                               25,465,435
                                                           --------------
       Industrial - Diversified - 0.1%
       Tyco International Group S.A. 4.375%,
         due 11/19/04........................    1,000,000      1,267,006
                                                           --------------
       Telecommunication Services - Diversified - 0.1%
       Deutsche Telekom International Finance
         BV (Yankee) 7.750%, due
         06/15/05............................      600,000        651,122
                                                           --------------
       Total Foreign Bonds & Debt Securities
       (Cost $24,684,888)                                      27,383,563
                                                           --------------
       U.S. Government & Agency Obligations - 32.9%
       Federal Home Loan Mortgage Corp.
        5.500%, due 07/01/07.................    1,613,710      1,661,770
        7.000%, due 07/01/07.................        2,164          2,195
        4.500%, due 10/01/07.................    7,508,905      7,695,412
        6.500%, due 05/15/08.................    2,232,804      2,290,432
        7.000%, due 09/01/10.................       26,657         28,445
        6.500%, due 04/01/11.................      234,656        248,878
        6.000%, due 05/01/11.................      313,314        329,289
        5.500%, due 05/01/14.................      170,592        177,431
        6.000%, due 06/01/14.................      258,663        271,646
        6.000%, due 10/01/14.................       37,026         38,884
        6.000%, due 03/01/15.................        7,534          7,912
        5.500%, due 04/01/16.................      150,385        155,985
        5.000%, due 09/15/16.................    3,923,087      4,021,594
        6.000%, due 01/15/20.................    4,961,129      5,050,570

          ------------------------------------------------------------
          Security                             Par          Value
          Description                         Amount       (Note 2)
          ------------------------------------------------------------

          U.S. Government & Agency Obligations - continued
          Federal Home Loan Mortgage Corp. - continued
           6.000%, due 03/01/21........... $  2,112,644 $    2,195,110
           6.000%, due 01/01/22...........    6,097,163      6,335,163
           6.000%, due 10/01/22...........   20,339,225     21,134,639
           6.000%, due 10/15/22...........    1,479,118      1,503,860
           6.375%, due 10/15/22...........      475,757        481,330
           6.500%, due 10/15/22...........    2,430,009      2,475,026
           6.000%, due 12/01/22...........    1,118,295      1,162,029
           6.000%, due 02/01/23...........    2,684,922      2,789,923
           5.500%, due 03/01/23...........    4,277,061      4,375,024
           6.000%, due 04/01/23...........      809,005        840,681
           2.630%, due 11/15/23//\/.......    1,819,569      1,882,770
           6.500%, due 01/15/24...........      145,000        155,360
           6.000%, due 03/15/27...........      195,987        195,968
           6.000%, due 09/15/27...........   27,084,000     27,396,195
           6.000%, due 01/15/28...........    2,798,308      2,809,964
           5.625%, due 07/15/28...........    1,199,081      1,205,603
           5.000%, due 02/15/29...........      335,973        336,028
           6.500%, due 06/01/29...........        9,113          9,554
           6.000%, due 12/15/29...........    5,926,091      6,055,802
           6.500%, due 06/15/30...........    6,111,420      6,166,728
           5.500%, due 05/15/31...........    9,787,761      9,948,129
           5.930%, due 11/01/31//\/.......    1,098,231      1,127,883
           3.500%, due 07/15/32...........    1,975,477      1,979,497
           5.190%, due 08/01/32//\/.......    8,251,305      8,464,756
           5.500%, due TBA(a).............    6,500,000      6,735,625
                                                        --------------
                                                           139,743,090
                                                        --------------
          Federal National Mortgage Assoc.
           6.090%, due 10/01/08...........      489,818        533,477
           6.000%, due 11/01/08...........       62,182         65,495
           6.500%, due 03/01/09...........       12,633         13,117
           5.500%, due 11/01/10...........      729,184        750,685
           7.000%, due 04/01/11...........      173,928        185,922
           7.000%, due 05/01/11...........       86,180         92,173
           5.500%, due 02/01/12...........       14,396         15,000
           5.500%, due 07/01/13...........      132,378        137,868
           8.000%, due 11/01/13...........      113,958        122,732
           6.500%, due 12/01/13...........       61,641         65,424
           5.500%, due 01/01/14...........      104,987        109,230
           8.000%, due 08/01/14...........       34,508         36,005
           5.500%, due 03/01/16...........      396,937        412,979
           6.500%, due 04/01/16...........      677,168        718,703
           6.500%, due 06/01/16...........      320,472        340,128
           6.500%, due 07/01/16...........      837,716        889,098
           6.500%, due 08/01/16...........       51,016         54,145
           6.000%, due 09/01/16...........      188,053        197,519
           6.500%, due 09/01/16...........      304,535        323,214
           6.500%, due 10/01/16...........      605,700        642,851

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


             -----------------------------------------------------------
             Security                          Par            Value
             Description                      Amount         (Note 2)
             -----------------------------------------------------------

             U.S. Government & Agency Obligations - continued
             Federal National Mortgage Assoc. - continued
              5.500%, due 11/01/16........ $     25,726   $       26,700
              5.500%, due 02/01/17........      452,417          469,466
              6.500%, due 02/01/17........      347,961          369,304
              6.000%, due 03/01/17........      492,080          516,899
              6.000%, due 04/01/17........      235,066          246,921
              5.500%, due 05/01/17........      517,664          537,172
              6.000%, due 05/01/17........      364,551          382,938
              5.500%, due 06/01/17........       36,205           37,570
              6.000%, due 06/01/17........      540,161          567,405
              6.000%, due 07/01/17........      559,406          587,620
              6.500%, due 07/01/17........      334,418          355,017
              6.000%, due 08/01/17........      817,452          858,681
              5.500%, due 09/01/17........      230,745          239,441
              6.000%, due 09/01/17........      257,271          270,247
              6.500%, due 10/01/17........      122,481          130,025
              5.500%, due 11/01/17........    9,132,319        9,476,462
              5.500%, due 12/01/17........    1,225,166        1,271,335
              6.000%, due 01/01/18........      454,256          477,167
              5.500%, due 03/01/18........      383,297          397,745
              5.500%, due 04/01/18........       68,907           71,510
              5.500%, due 05/01/18........      242,853          252,027
              6.000%, due 12/01/18........      194,633          202,641
              6.000%, due 06/01/22........   17,375,652       18,060,399
              6.000%, due 09/01/22........    5,100,005        5,300,909
              6.000%, due 10/01/22........    3,152,267        3,276,493
              6.000%, due 01/01/23........    5,293,155        5,501,750
              5.500%, due 06/01/23........    5,689,655        5,821,780
              8.000%, due 10/01/25........       25,703           27,995
              3.340%, due 10/01/28//\/....    1,270,306        1,313,982
              6.000%, due 12/25/28........      413,544          416,842
              6.000%, due 06/01/29........      150,405          155,776
              5.500%, due 02/25/30........    1,851,464        1,867,817
              6.000%, due 04/25/30........    1,816,793        1,852,375
              7.500%, due 09/01/30........        5,790            6,189
              6.720%, due 02/01/31//\/....    3,990,380        4,082,723
              2.040%, due 04/25/32//\/....    2,133,717        2,154,465
              5.695%, due 07/01/32........    1,057,788        1,076,635
              5.630%, due 09/01/32//\/....    3,409,132        3,531,343
              5.500%, due 10/01/32........      103,194          104,624
              4.800%, due 11/01/32//\/....    4,625,128        4,741,546
              5.500%, due 12/01/32........      999,999        1,013,862
              5.500%, due 01/01/33........      143,915          145,908
              5.500%, due 02/01/33........    2,316,645        2,348,759
              5.500%, due 03/01/33........      855,985          867,833
              5.500%, due 04/01/33........    1,324,326        1,342,685
              5.500%, due 05/01/33........    2,132,176        2,161,689
              5.500%, due 06/01/33........      540,062          547,542
              5.500%, due 07/01/33........      862,295          874,231
              5.500%, due 08/01/33........    1,775,522        1,800,098

        ----------------------------------------------------------------
        Security                                 Par          Value
        Description                             Amount       (Note 2)
        ----------------------------------------------------------------

        U.S. Government & Agency Obligations - continued
        Federal National Mortgage Assoc. - continued
         5.500%, due 09/01/33............... $ 14,262,128 $   14,459,543
         5.500%, due 10/01/33...............    4,731,596      4,797,091
         5.500%, due 11/01/33...............    7,953,154      8,063,241
         5.150%, due 09/01/34//\/...........    1,315,147      1,338,257
         4.870%, due 12/01/36//\/...........    3,735,288      3,801,711
         6.500%, due 12/25/42...............    2,207,800      2,346,339
         5.500%, due TBA(a).................    9,000,000      9,118,125
                                                          --------------
                                                             137,770,615
                                                          --------------
        Federal National Mortgage Assoc., REMIC
         6.750%, due 05/25/22...............      545,728        545,676
         6.000%, due 08/25/22...............    1,237,243      1,261,868
         6.250%, due 10/25/22...............    3,089,649      3,140,413
         6.500%, due 12/25/22...............    6,483,241      6,554,633
        Government National Mortgage Assoc.
         8.250%, due 02/15/09...............       54,530         58,291
         6.000%, due 04/15/14...............      202,283        213,747
         7.000%, due 10/15/23...............      130,728        140,308
         7.500%, due 01/15/26...............      118,623        127,677
         1.454%, due 05/15/29...............       43,797         43,848
         7.500%, due 04/15/31...............    6,439,864      7,213,439
         5.500%, due 11/20/31...............    2,280,592      2,317,480
                                                          --------------
                                                              10,114,790
                                                          --------------
        Government National Mortgage Assoc.,
          REMIC
         1.650%, due 02/16/30//\/...........      155,494        156,651
         1.450%, due 01/16/31//\/...........      678,293        679,978
                                                          --------------
                                                                 836,629
                                                          --------------
        U.S. Treasury Bond
         7.500%, due 11/15/16(b)............   25,600,000     32,600,013
         6.250%, due 08/15/23...............    7,900,000      9,006,932
         6.875%, due 08/15/25(b)............   24,300,000     29,734,282
         5.500%, due 08/15/28(b)............    1,400,000      1,458,681
                                                          --------------
                                                              72,799,908
                                                          --------------
        U.S. Treasury Bond STRIPS
         0.000%, due 11/15/21(b)............    1,225,000        467,760
         0.000%, due 11/15/22(b)............   13,600,000      4,848,971
                                                          --------------
        U.S. Treasury Inflation Index Note
         3.375%, due 01/15/07(b)............   12,027,413     13,032,832
         3.625%, due 01/15/08(b)............   91,040,221    100,713,336
         3.875%, due 01/15/09(b)............   13,537,080     15,290,565
         4.250%, due 01/15/10(b)............   11,216,124     13,043,130
                                                          --------------
                                                             142,079,863
                                                          --------------
        U.S. Treasury Note
         1.250%, due 05/31/05(b)............   47,000,000     46,889,879
         3.125%, due 09/15/08(b)............    4,400,000      4,398,799

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                Shares/Par      Value
       Description                               Amount       (Note 2)
       ------------------------------------------------------------------

       U.S. Government & Agency Obligations - continued
       U.S. Treasury Note - continued
        3.000%, due 07/15/12(b).............. $    411,584 $      448,820
                                                           --------------
       Total U.S. Government & Agency                          51,737,498
                                                           --------------
       Obligations (Cost $573,311,807).......                 571,901,714
                                                           --------------

       Warrants - 0.0%
       Foreign Government - 0.0%
       United Mexican States
        0.000%, due 06/01/04(d)..............    1,500,000         15,000
        0.000%, due 06/01/05(d)..............    1,500,000          3,000
        0.000%, due 06/30/06(d)..............    1,500,000          3,000
        0.000%, due 06/07/07(d)..............    1,500,000          1,875
                                                           --------------
       Total Warrants (Cost $0)                                    22,875
                                                           --------------

       Options - 0.0%
       Eurodollar Put
        Expires 03/15/04.....................          630              0
        Expires 06/14/04.....................          120              0
                                                           --------------
       Total Options (Cost $7,500)                                      0
                                                           --------------

       Short-Term Investments - 60.7%
       Banks - 2.8%
       Lloyds Bank Plc 1.090%, due
         03/09/04............................    3,300,000      3,293,206
       Rabobank USA Financial Corp. 1.070%,
         due 01/20/04........................   30,000,000     29,983,058
       Royal Bank of Scotland Plc 1.075%, due
         02/03/04............................    1,000,000        999,015
                                                           --------------
                                                               34,275,279
                                                           --------------
       Financials - Diversified - 6.2%
       CBA Finance, Inc. 1.070%, due
         01/27/04............................    5,600,000      5,595,672
       HBOS Treasury Services Plc
        1.075%, due 03/29/04.................   10,000,000      9,973,722
        1.100%, due 04/16/04.................   20,000,000     19,935,223
       Shell Finance UK Plc 1.060%, due
         03/17/04............................    9,400,000      9,378,965
       UBS Finance, Inc. 1.060%, due
         01/21/04............................   30,000,000     29,982,333
                                                           --------------
                                                               74,865,915
                                                           --------------
       Food Products - 0.3%
       Kraft Foods, Inc. 2.080%, due
         01/01/04............................    4,400,000      4,400,000
                                                           --------------
       U.S. Government & Agency Discount Notes - 6.3%
       Federal Home Loan Mortgage Corp.
        1.070%, due 01/22/04(b)..............   26,200,000     26,183,647

      -------------------------------------------------------------------
      Security                                   Shares/Par     Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      U.S. Government & Agency Discount Notes - continued
       1.075%, due 02/05/04.................... $    700,000 $    699,268
       1.050%, due 03/11/04....................   11,500,000   11,476,521
      Federal National Mortgage Assoc.
       1.075%, due 03/03/04....................    6,900,000    6,887,225
       1.080%, due 03/03/04....................    4,300,000    4,292,002
       1.090%, due 03/03/04....................    6,700,000    6,687,423
       1.050%, due 03/17/04....................    3,100,000    3,093,128
       1.090%, due 03/24/04....................    4,800,000    4,787,937
       1.075%, due 04/05/04....................    8,900,000    8,874,753
       1.080%, due 04/07/04....................    2,800,000    2,791,852
                                                             ------------
                                                               75,773,756
                                                             ------------
      U.S. Government & Agency Obligations - 12.4%
      U.S. Treasury Bill
       0.860%, due 03/04/04....................    2,190,000    2,186,908
       0.860%, due 03/11/04....................    4,010,000    4,003,696
       0.850%, due 03/18/04....................    6,060,000    6,049,341
       0.820%, due 04/08/04(b).................  108,600,000  108,341,966
       0.880%, due 04/22/04(b).................    2,600,000    2,592,881
       0.880%, due 05/20/04(b).................   26,500,000   26,408,734
                                                             ------------
                                                              149,583,526
                                                             ------------
      Commercial Paper - 5.3%
      Danske Corp.
       1.065%, due 01/20/04....................   15,000,000   14,991,568
       1.080%, due 02/13/04....................    8,800,000    8,788,648
       1.070%, due 03/18/04....................   10,000,000    9,977,114
      General Electric Capital Corp.
       1.110%, due 04/07/04....................   10,000,000    9,970,092
       1.090%, due 04/14/04....................   20,000,000   19,937,022
                                                             ------------
                                                               63,664,444
                                                             ------------
      Repurchase Agreements - 2.0%
      Credit Suisse First Boston Corp.
        Repurchase Agreement, dated 12/31/03
        at 0.88% to be repurchased at
        $7,500,917 on 01/05/04 collateralized
        by $6,758,000 USTIIN 3.00% due
        07/15/12 with a value of $7,681,454....    7,500,000    7,500,000
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.15% to
        be repurchased at $16,624,139 on
        01/02/04 collateralized by $16,900,000
        FNMA 2.00% due 05/20/05 with a value
        of $16,959,387.........................   16,624,000   16,624,000
                                                             ------------
                                                               24,124,000
                                                             ------------
      Money Market - 25.4%
      State Street Navigator Securities Lending
        Prime Portfolio(e).....................  306,667,514  306,667,514
                                                             ------------
      Total Short-Term Investments
      (Cost $733,302,691)                                     733,354,434
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


             -----------------------------------------------------------
             Security                      Shares/Par        Value
             Description                     Amount         (Note 2)
             -----------------------------------------------------------

             TOTAL INVESTMENTS - 109.7%
             (Cost $1,492,768,318)                       $1,499,231,980

             Other Assets and Liabilities (net) - (9.7%)   (291,646,646)
                                                         --------------

             TOTAL NET ASSETS - 100.0%                   $1,207,585,334
                                                         ==============

Portfolio Footnotes:

//\/ Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

+ Zero coupon bond - Interest rate represents current yield to maturity.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) All or a portion of security out on loan.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

USTIIN - United States Treasury Inflation Index Note

FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        80.92%
                 AA                                       2.21%
                 A                                       12.74%
                 BBB                                      2.46%
                 BB                                       0.67%
                 B                                        0.91%
                 Below B                                  0.09%
                                                        ------
                 Total:                                 100.00%
                                                        ======


                                             Strike  Number of      Value
  Put Options                     Expiration Price   Contracts     (Note 2)
  ---------------------------------------------------------------------------
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 10/07/2004 $6.00  (80,000,000) $  (610,800)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 01/07/2005  7.00  (11,200,000)     (52,886)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 01/07/2005  6.65  (51,800,000)    (341,880)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 09/23/2005  7.00  (23,200,000)    (298,978)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 09/23/2005  6.00  (19,900,000)    (494,515)
                                                                 -----------
  (Written Option Premium $2,733,350)                            $(1,799,059)
                                                                 ===========

                                          Strike   Number of      Value
    Call Options               Expiration Price    Contracts     (Note 2)
    -----------------------------------------------------------------------
    10 Year U.S. Treasury Note 02/20/2004 $113.00        (228) $  (267,188)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 10/07/2004    3.80 (80,000,000)    (653,040)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 01/07/2005    4.00 (11,200,000)    (130,984)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 09/23/2005    4.00 (95,300,000)  (1,098,142)
                                                               -----------
    (Written Option Premium $2,946,555)                        $(2,149,354)
                                                               ===========

                                                                  Value
     Securities Sold Short Interest Rate Maturity   Proceeds     (Note 2)
     ----------------------------------------------------------------------
      Republic of Germany.     6.00%     06/20/16 $     52,039 $     16,389
      U.S. Treasury Note..     3.25%     08/15/07   29,345,404   29,590,208
      U.S. Treasury Note..     3.00%     11/15/07   29,986,875   30,267,210
      U.S. Treasury Note..     6.00%     08/15/10   51,704,278   57,264,836
      U.S. Treasury Note..     3.63%     05/15/13   61,440,148   62,402,908
                                                  ------------ ------------
                                                  $172,528,744 $174,541,551
                                                  ============ ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                      Shares/Par   Value
      Description                                     Amount    (Note 2)
      --------------------------------------------------------------------

      Convertible Bonds - 0.0%
      Aerospace & Defense - 0.0%
      Timco Aviation Services, Inc. Convertible,
        8.000%, due 01/02/07 (Cost $23)............  $   598   $        33
                                                               -----------

      Common Stocks - 95.2%
      Aerospace & Defense - 1.1%
      Teledyne Technologies, Inc.*.................   20,630       388,875
      United Defense Industries, Inc.*.............    6,311       201,195
                                                               -----------
                                                                   590,070
                                                               -----------
      Airlines - 1.4%
      ExpressJet Holdings, Inc.*...................   11,600       174,000
      Mesa Air Group, Inc.*(a).....................   46,898       587,163
                                                               -----------
                                                                   761,163
                                                               -----------
      Auto Components - 0.5%
      Cooper Tire & Rubber Co......................   12,100       258,698
                                                               -----------
      Automobiles - 2.3%
      American Axle & Manufacturing Holdings, Inc.*   10,150       410,263
      Autoliv, Inc.................................   21,300       801,945
                                                               -----------
                                                                 1,212,208
                                                               -----------
      Banks - 4.7%
      Brookline Bancorp, Inc.......................   20,989       321,971
      Commerce Bancorp, Inc.(a)....................    5,800       305,544
      Compass Bancshares, Inc......................   11,353       446,287
      Providian Financial Corp.*...................   65,113       757,915
      TCF Financial Corp...........................    9,100       467,285
      Westamerica Bancorp..........................    3,675       182,648
                                                               -----------
                                                                 2,481,650
                                                               -----------
      Biotechnology - 0.7%
      Myogen, Inc.*................................   11,860       169,598
      Neurocrine Biosciences, Inc. *...............    3,445       187,890
                                                               -----------
                                                                   357,488
                                                               -----------
      Building Products - 0.3%
      York International Corp......................    4,800       176,640
                                                               -----------
      Chemicals - 1.4%
      Macdermid, Inc...............................   10,800       369,792
      RPM International, Inc.......................   23,300       383,518
                                                               -----------
                                                                   753,310
                                                               -----------
      Commercial Services & Supplies - 4.3%
      AMN Healthcare Services, Inc.*(a)............    9,200       157,872
      Arbitron, Inc.*..............................    6,700       279,524
      Coinstar, Inc.*(a)...........................    1,900        34,314
      Eletronics For Imaging, Inc.*................    6,100       158,722
      Imagistics International, Inc.*..............    3,000       112,500
      Interactive Data Corp.*......................    3,600        59,616
      MAXIMUS, Inc.*(a)............................    6,681       261,428

         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Commercial Services & Supplies - continued
         Rent-A-Center, Inc.*...................... 28,550 $   853,074
         Valassis Communications, Inc.*............ 12,900     378,615
                                                           -----------
                                                             2,295,665
                                                           -----------

         Communications Equipment & Services - 1.4%
         Cincinnati Bell, Inc.*.................... 14,100      71,205
         Commonwealth Telephone Enterprises, Inc.*.  4,706     177,651
         Infonet Services Corp. - Class B*......... 29,500      50,150
         Scientific-Atlanta, Inc...................  8,700     237,510
         West Corp.*...............................  9,900     229,977
                                                           -----------
                                                               766,493
                                                           -----------
         Computers & Peripherals - 3.4%
         Advanced Fibre Communications, Inc.*...... 17,000     342,550
         FactSet Research Systems, Inc.............  2,600      99,346
         Hutchinson Technology, Inc.*..............  4,200     129,108
         SanDisk Corp.*(a).........................  9,300     568,602
         Storage Technology Corp.*................. 25,051     645,063
                                                           -----------
                                                             1,784,669
                                                           -----------
         Construction & Engineering - 3.0%
         NVR, Inc.*................................    669     311,754
         Ryland Group, Inc.........................  8,600     762,304
         Washington Group International, Inc.*..... 14,900     506,153
                                                           -----------
                                                             1,580,211
                                                           -----------
         Construction Materials - 0.3%
         Centex Construction Products, Inc.........  2,300     138,621
                                                           -----------
         Electronic Equipment & Instruments - 3.2%
         Acuity Brands, Inc........................ 15,600     402,480
         Belden, Inc...............................  8,789     185,360
         Benchmark Electronics, Inc.*.............. 21,300     741,453
         Celestica, Inc.*.......................... 24,615     370,948
                                                           -----------
                                                             1,700,241
                                                           -----------
         Energy Equipment & Services - 1.7%
         Avista Corp...............................  6,700     121,404
         Energen Corp.............................. 10,800     443,124
         Ugi Corp.................................. 10,600     359,340
                                                           -----------
                                                               923,868
                                                           -----------
         Entertainment & Leisure - 1.2%
         Brunswick Corp............................ 19,699     627,019
                                                           -----------
         Financial Services - 4.2%
         A.G. Edwards, Inc.........................  7,200     260,856
         Affiliated Managers Group, Inc.*..........  2,400     167,016
         Chicago Mercantile Exchange(a)............  2,600     188,136
         CompuCredit Corp.*........................  8,800     187,264
         Delphi Financial Group, Inc...............  3,150     113,400
         Doral Financial Corp......................  5,100     164,628
         Federated Investors, Inc. - Class B....... 11,350     333,236
         Firstfed Financial Corp.*.................  2,200      95,700

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                          Value
          Description                              Shares  (Note 2)
          -----------------------------------------------------------

          Financial Services - continued
          National Financial Partners Corp........  5,830 $   160,617
          Student Loan Corp.......................  1,300     189,800
          Waddell & Reed Financial, Inc. - Class A 15,742     369,307
                                                          -----------
                                                            2,229,960
                                                          -----------
          Food Products - 0.2%
          Chiquita Brands International, Inc.*(a).  5,300     119,409
                                                          -----------
          Health Care Equipment & Supplies - 3.5%
          American Medical Systems Holdings, Inc.* 13,600     296,480
          C.R. Bard, Inc..........................  9,421     765,456
          INAMED Corp.*...........................  6,450     309,987
          Sybron Dental Specialties, Inc.*........  8,800     247,280
          Ventana Medical System, Inc.*...........  5,900     232,460
                                                          -----------
                                                            1,851,663
                                                          -----------
          Health Care Providers & Services - 4.3%
          Apria Healthcare Group, Inc.*........... 19,695     560,717
          Community Health Systems, Inc.*......... 12,600     334,908
          Health Net, Inc.*....................... 34,000   1,111,800
          Manor Care, Inc.........................  5,200     179,764
          Shopko Stores, Inc.*....................  6,700     102,175
                                                          -----------
                                                            2,289,364
                                                          -----------
          Hotels, Restaurants & Leisure - 0.4%
          Orient-Express Hotels, Ltd. - Class A... 13,400     220,162
                                                          -----------
          Industrial - Diversified - 0.5%
          IDEX Corp...............................  6,000     249,540
                                                          -----------
          Insurance - 5.9%
          Aspen Insurance Holdings Ltd.*(a).......  4,455     110,528
          IPC Holdings, Ltd....................... 11,669     454,391
          Odyssey Re Holdings Corp.(a)............ 12,300     277,365
          PMI Group, Inc..........................  8,318     309,679
          Radian Group, Inc....................... 11,300     550,875
          RenaissanceRe Holdings, Ltd............. 15,697     769,938
          Stewart Information Services Corp.......  3,900     158,145
          W.R. Berkley Corp....................... 10,986     383,961
          WellChoice, Inc.*.......................  2,900     100,050
                                                          -----------
                                                            3,114,932
                                                          -----------
          Internet Software & Services - 1.4%
          NetFlix, Inc.*..........................  3,200     175,008
          United Online, Inc.*(a).................  6,000     100,740
          VeriSign, Inc.*......................... 19,898     324,337
          WebEx Communications, Inc.*(a)..........  5,900     118,590
                                                          -----------
                                                              718,675
                                                          -----------
          IT Consulting & Services - 1.2%
          Advanced Digital Information Corp.*.....  5,100      71,400
          CACI International, Inc. - Class A*.....  9,300     452,166
          Insight Enterprises, Inc.*..............  5,900     110,920
                                                          -----------
                                                              634,486
                                                          -----------

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       ------------------------------------------------------------------

       Machinery - 2.8%
       Albany International Corp. - Class A...........  9,400 $   318,660
       Flowserve Corp.*............................... 24,400     509,472
       Terex Corp.*................................... 24,000     683,520
                                                              -----------
                                                                1,511,652
                                                              -----------
       Media - 3.3%
       Catalina Marketing Corp.*......................  2,600      52,416
       Handleman Co...................................  3,100      63,643
       Harte Hanks, Inc...............................  8,200     178,350
       Hollywood Entertainment Corp.*................. 15,000     206,250
       Lexar Media, Inc.*.............................  9,800     170,814
       Movie Gallery, Inc.*........................... 25,151     469,821
       Regal Entertainment Group - Class A(a)......... 29,202     599,225
                                                              -----------
                                                                1,740,519
                                                              -----------
       Metals & Mining - 0.5%
       Carpenter Technology Corp......................  3,300      97,581
       Quanex Corp....................................  3,600     165,960
                                                              -----------
                                                                  263,541
                                                              -----------
       Oil & Gas - 4.9%
       Cabot Oil & Gas Corp........................... 15,553     456,481
       Comstock Resources, Inc. Common New*...........  6,300     121,590
       Denbury Resource, Inc.*........................ 23,100     321,321
       FMC Technologies, Inc.*........................  1,954      45,528
       Georgia Gulf Corp.............................. 22,616     653,150
       Noble Energy, Inc..............................  9,119     405,157
       Nuevo Energy Co.*..............................  4,400     106,348
       Tesoro Pete Corp.*............................. 16,000     233,120
       Vintage Petroleum, Inc......................... 19,200     230,976
                                                              -----------
                                                                2,573,671
                                                              -----------
       Pharmaceuticals - 5.1%
       Amylin Pharmaceuticals, Inc.*(a)...............  5,100     113,322
       AtheroGenics, Inc.*............................  7,600     113,620
       Bradley Pharmaceuticals, Inc. - Class A*(a).... 10,720     272,610
       Connetics Corp.*............................... 10,800     196,128
       King Pharmaceuticals, Inc.*.................... 71,377   1,089,213
       Kos Pharmaceuticals, Inc.*.....................  4,800     206,592
       Medicines Co. (The)*...........................  4,400     129,624
       Medicis Pharmaceutical Corp. - Class A.........  2,900     206,770
       Telik, Inc.*(a)................................  6,200     142,662
       Watson Pharmaceuticals, Inc.*..................  5,200     239,200
                                                              -----------
                                                                2,709,741
                                                              -----------
       Real Estate - 0.8%
       American Financial Realty Trust (REIT)......... 11,450     195,223
       Apartment Investment & Management Co. - Class A
         (REIT).......................................  2,700      93,150
       CBL & Associates Properties, Inc. (REIT).......  2,300     129,950
                                                              -----------
                                                                  418,323
                                                              -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       -----------------------------------------------------------------

       Retail - Multiline - 0.3%
       United Stationers, Inc.*.......................  4,100 $  167,772
                                                              ----------
       Retail - Specialty - 9.5%
       Abercrombie & Fitch Co. - Class A*............. 13,400    331,114
       Briggs & Stratton Corp.........................  9,085    612,329
       Claire's Stores, Inc...........................  6,400    120,576
       Finish Line, Inc. (The) - Class A*.............  5,800    173,826
       Foot Locker, Inc............................... 22,500    527,625
       HON Industries, Inc............................  4,500    194,940
       Michaels Stores, Inc........................... 11,000    486,200
       Mohawk Industries, Inc.*.......................  6,500    458,510
       Ross Stores, Inc............................... 12,308    325,301
       SUPERVALU, Inc................................. 40,600  1,160,754
       Yankee Candle Co., Inc.*....................... 24,664    674,067
                                                              ----------
                                                               5,065,242
                                                              ----------
       Semiconductor Equipment & Products - 3.1%
       Integrated Circuit Systems, Inc.*.............. 13,135    374,216
       Integrated Device Technology, Inc.*............ 26,700    458,439
       International Rectifier Corp. *................  3,100    153,171
       Lattice Semiconductor Corp.*(a)................ 28,834    279,113
       QLogic Corp.*..................................  5,400    278,640
       Zarlink Semiconductor, Inc.*................... 30,100    101,738
                                                              ----------
                                                               1,645,317
                                                              ----------
       Software - 7.7%
       Agere Systems, Inc. - Class A*................. 77,100    235,155
       Amdocs, Ltd.*.................................. 25,929    582,884
       BMC Software, Inc.*............................ 46,100    859,765
       Hyperion Solutions Corp.*...................... 11,887    358,274
       Inter-Tel, Inc................................. 19,000    474,620
       Mercury Computer Systems, Inc.*................ 20,700    515,430
       Progress Software Corp.*....................... 10,100    206,646
       Satyam Computer Services (ADR)(a).............. 21,800    639,394
       Transaction Systems Architects, Inc. - Class A*  5,600    126,728
       Verint Systems, Inc.*..........................  4,500    101,520
                                                              ----------
                                                               4,100,416
                                                              ----------
       Telecommunication Services - Diversified - 1.4%
       Aspect Communications, Inc.*................... 18,600    293,136
       Comtech Telecommunications Corp.*..............  2,600     75,062
       Primus Telecommunication Group, Inc.*.......... 21,800    221,924
       Ptek Holdings, Inc.*........................... 14,600    128,626
                                                              ----------
                                                                 718,748
                                                              ----------
       Textiles, Apparel & Luxury Goods - 0.7%
       Wolverine World Wide, Inc...................... 17,700    360,726
                                                              ----------

      -------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Utilities - 2.6%
      Allegheny Energy, Inc......................      9,700 $   123,772
      DPL, Inc...................................     22,700     473,976
      OGE Energy Corp............................     21,125     511,014
      Puget Energy, Inc..........................     10,364     246,352
                                                             -----------
                                                               1,355,114
                                                             -----------
      Total Common Stocks (Cost $44,118,806)                  50,466,987
                                                             -----------

      Mutual Funds - 3.1%
      iShares Russell 2000 Index Fund............     11,773   1,304,448
      SPDR Trust Series 1 Fund...................      3,103     345,302
                                                             -----------
      Total Mutual Funds (Cost $1,597,247).......              1,649,750
                                                             -----------

      Short-Term Investments - 10.4%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10% to be
        repurchased at $1,715,010 on 01/02/04
        collateralized by $1,720,000 FHLB 3.750%
        due 02/13/04 with the value of
        $1,749,417............................... $1,715,000   1,715,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  3,819,930   3,819,930
                                                             -----------
      Total Short-Term Investments
      (Cost $5,534,930)                                        5,534,930
                                                             -----------

      TOTAL INVESTMENTS - 108.7%
      (Cost $51,250,983)                                      57,651,700

      Other Assets and Liabilities (net) - (8.7%)             (4,627,295)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $53,024,405
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ---------------------------------------------------------
           Security                                        Value
           Description                           Shares   (Note 2)
           ---------------------------------------------------------

           Common Stocks - 96.0%
           Aerospace & Defense - 2.5%
           Boeing Co............................ 16,000 $    674,240
           Lockheed Martin Corp................. 26,000    1,336,400
           United Technologies Corp.............  8,600      815,022
                                                        ------------
                                                           2,825,662
                                                        ------------
           Air Freight & Logistics - 2.2%
           Union Pacific Corp................... 19,800    1,375,704
           United Parcel Service, Inc. - Class B 14,500    1,080,975
                                                        ------------
                                                           2,456,679
                                                        ------------
           Airlines - 0.7%
           Southwest Airlines Co................ 52,000      839,280
                                                        ------------
           Auto Components - 1.2%
           AutoZone, Inc.*...................... 15,400    1,312,234
                                                        ------------
           Automobiles - 0.7%
           General Motors Corp..................  7,400      395,160
           Harley-Davidson, Inc.................  8,100      384,993
                                                        ------------
                                                             780,153
                                                        ------------
           Banks - 7.1%
           Bank of New York Co., Inc............ 56,100    1,858,032
           Capital One Financial Corp........... 16,200      992,898
           Fifth Third Bancorp.................. 34,300    2,027,130
           MBNA Corp............................ 24,000      596,400
           U.S. Bancorp......................... 36,300    1,081,014
           Wells Fargo Co....................... 25,800    1,519,362
                                                        ------------
                                                           8,074,836
                                                        ------------
           Beverages - 1.5%
           Coca-Cola Co......................... 33,600    1,705,200
                                                        ------------
           Biotechnology - 0.3%
           Gilead Sciences, Inc.*...............  5,700      331,398
                                                        ------------
           Chemicals - 1.7%
           E. I. du Pont de Nemours & Co........ 34,200    1,569,438
           PPG Industries, Inc..................  5,200      332,904
                                                        ------------
                                                           1,902,342
                                                        ------------
           Commercial Services & Supplies - 0.8%
           Paychex, Inc.........................  7,700      286,440
           Pitney Bowes Inc.....................  8,500      345,270
           Xerox Corp.*......................... 21,700      299,460
                                                        ------------
                                                             931,170
                                                        ------------
           Communications Equipment & Services - 3.1%
           CenturyTel, Inc...................... 16,900      551,278
           Cisco Systems, Inc.*................. 83,200    2,020,928
           Nokia Oyj (ADR)...................... 27,000      459,000
           QUALCOMM, Inc........................  8,600      463,798
                                                        ------------
                                                           3,495,004
                                                        ------------

          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Computers & Peripherals - 2.9%
          Dell, Inc.*............................ 35,900 $  1,219,164
          Hewlett-Packard Co..................... 90,300    2,074,191
                                                         ------------
                                                            3,293,355
                                                         ------------
          Construction Materials - 0.3%
          CRH Plc................................ 18,700      382,867
                                                         ------------
          Containers & Packaging - 0.5%
          Avery Dennison Corp.................... 10,500      588,210
                                                         ------------
          Electronics - 0.3%
          Flextronics International, Ltd.*....... 24,000      356,160
                                                         ------------
          Energy Equipment & Services - 2.8%
          Exelon Corp............................  7,600      504,336
          General Electric Co.................... 73,200    2,267,736
          Halliburton Co......................... 13,900      361,400
                                                         ------------
                                                            3,133,472
                                                         ------------
          Financial Services - 3.9%
          Charles Schwab Corp.................... 29,200      345,728
          Citigroup, Inc......................... 60,300    2,926,962
          J.P. Morgan Chase & Co................. 22,900      841,117
          State Street Corp......................  7,000      364,560
                                                         ------------
                                                            4,478,367
                                                         ------------
          Food Products - 0.8%
          Dean Foods Co.*........................ 11,600      381,292
          General Mills, Inc..................... 11,600      525,480
                                                         ------------
                                                              906,772
                                                         ------------
          Health Care Equipment & Supplies - 0.8%
          Medtronic, Inc......................... 19,200      933,312
                                                         ------------
          Health Care Providers & Services - 0.4%
          Express Scripts, Inc.*.................  7,100      471,653
                                                         ------------
          Hotels, Restaurants & Leisure - 0.5%
          Darden Restaurants, Inc................ 28,600      601,744
                                                         ------------
          Household Durables - 2.4%
          D.R. Horton, Inc....................... 17,400      752,724
          Lennar Corp. - Class A................. 11,700    1,123,200
          Smurfit-Stone Container Corp........... 18,600      345,402
          Whirlpool Corp.........................  7,400      537,610
                                                         ------------
                                                            2,758,936
                                                         ------------
          Household Products - 1.1%
          Avon Products, Inc.....................  4,400      296,956
          Colgate-Palmolive Co................... 19,100      955,955
                                                         ------------
                                                            1,252,911
                                                         ------------
          Industrial - Diversified - 2.7%
          Altria Group, Inc...................... 21,700    1,180,914
          Tyco International, Ltd................ 70,900    1,878,850
                                                         ------------
                                                            3,059,764
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Insurance - 5.9%
        ACE, Ltd...................................  33,800 $  1,399,996
        American International Group, Inc..........  62,200    4,122,616
        Travelers Property Casualty Corp. - Class A   8,200      137,596
        Travelers Property Casualty Corp. - Class B   8,200      139,154
        XL Capital, Ltd. - Class A.................  11,800      915,090
                                                            ------------
                                                               6,714,452
                                                            ------------
        IT Consulting & Services - 0.5%
        Fiserv, Inc.*..............................  13,600      537,336
                                                            ------------
        Leisure Equipment & Products - 0.5%
        Mattel, Inc................................  28,500      549,195
                                                            ------------
        Media - 2.7%
        EchoStar Communications Corp. - Class A*...  17,000      578,000
        Liberty Media Corp. - Class A*............. 129,000    1,533,810
        Viacom, Inc. - Class B.....................  20,900      927,542
                                                            ------------
                                                               3,039,352
                                                            ------------
        Medical - Biotechnology - 0.5%
        Biogen Idec Inc*...........................  15,200      559,056
                                                            ------------
        Metals & Mining - 0.6%
        Aggregate, Inc............................. 217,400      331,800
        Alcoa, Inc.................................  10,700      406,600
                                                            ------------
                                                                 738,400
                                                            ------------
        Office Equipment - 0.4%
        Lexmark International, Inc. - Class A*.....   5,100      401,064
                                                            ------------
        Oil & Gas - 5.3%
        BG Group Plc...............................  74,300      380,315
        Canadian Natural Resources Ltd.............   7,400      374,309
        ENI SpA....................................  18,300      344,934
        Exxon Mobil Corp...........................  77,400    3,173,400
        GlobalSantaFe Corp.........................  16,100      399,763
        Noble Corp.*...............................  25,900      926,702
        Total Fina Elf S.A. (ADR)..................   5,000      462,550
                                                            ------------
                                                               6,061,973
                                                            ------------
        Pharmaceuticals - 10.5%
        Abbott Laboratories........................  38,600    1,798,760
        AmerisourceBergen Corp.....................   1,452       81,530
        Amgen, Inc.*...............................  22,200    1,371,960
        Cardinal Health, Inc.......................  26,900    1,645,204
        Forest Laboratories, Inc.*.................   7,600      469,680
        Pfizer, Inc................................ 144,900    5,119,317
        Wyeth......................................  35,700    1,515,465
                                                            ------------
                                                              12,001,916
                                                            ------------
        Retail - Multiline - 4.3%
        Kohl's Corp.*..............................  30,100    1,352,694
        TJX Companies, Inc.........................  14,100      310,905
        Wal-Mart Stores, Inc.......................  62,000    3,289,100
                                                            ------------
                                                               4,952,699
                                                            ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Retail - Specialty - 5.5%
          Bed Bath & Beyond, Inc.*...............  22,200 $    962,370
          Cintas Corp............................   8,100      406,053
          Family Dollar Stores, Inc..............  27,200      975,936
          Home Depot, Inc........................  29,200    1,036,308
          Lowes Co., Inc.........................  30,100    1,667,239
          Masco Corp.............................  21,100      578,351
          Office Depot, Inc.*....................  39,500      660,045
                                                          ------------
                                                             6,286,302
                                                          ------------
          Road & Rail - 0.5%
          Canadian National Railway Co...........   9,200      582,176
                                                          ------------
          Semiconductor Equipment & Products - 3.8%
          Intel Corp.............................  99,400    3,200,680
          Novellus Systems, Inc.*................   7,500      315,375
          Texas Instruments, Inc.................  26,300      772,694
                                                          ------------
                                                             4,288,749
                                                          ------------
          Software - 5.5%
          Computer Associates International, Inc.  13,200      360,888
          Microsoft Corp......................... 159,700    4,398,138
          Oracle Corp.*..........................  72,500      957,000
          Siebel Systems, Inc.*..................  15,800      219,146
          VERITAS Software Corp.*................   9,100      338,156
                                                          ------------
                                                             6,273,328
                                                          ------------
          Telecommunication Services - Diversified - 2.5%
          Verizon Communications, Inc............  82,400    2,890,592
                                                          ------------
          Telecommunication Services - Wireless - 0.4%
          AT&T Wireless Services, Inc.*..........  50,400      402,696
                                                          ------------
          U.S. Government Agency - 3.1%
          Federal Home Loan Mortgage Corp........  30,400    1,772,928
          Federal National Mortgage Association..  22,800    1,711,368
                                                          ------------
                                                             3,484,296
                                                          ------------
          Utilities - 2.3%
          Edison International...................  40,000      877,200
          Entergy Corp...........................   6,600      377,058
          FirstEnergy Corp.......................  10,000      352,000
          PG&E Corp.*............................  37,500    1,041,375
                                                          ------------
                                                             2,647,633
                                                          ------------
          Total Common Stocks (Cost $96,971,586)           109,282,696
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Short-Term Investments - 3.3%
       Goldman Sachs & Co.,
         Repurchase Agreement, dated 12/31/03
         at 0.99% to be repurchased at $3,775,208
         on 01/02/04 collateralized by 3,700,000
         FHLMC 3.875% due 02/15/05 with a value
         of $3,800,016........................... $3,775,000    3,775,000
                                                             ------------
       Total Short-Term Investments
       (Cost $3,775,000)                                        3,775,000
                                                             ------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $100,746,586)                                    113,057,696

       Other Assets and Liabilities (net) - 0.7%                  772,015
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $113,829,711
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

The adviser considers liquid securities as segregatable assets for forward purchase commitments.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                           Shares    (Note 2)
           ----------------------------------------------------------

           Common Stocks - 82.3%
           Banks - 1.8%
           Brookline Bancorp, Inc.(a)........... 362,800 $  5,565,352
                                                         ------------
           Chemicals - 1.5%
           Agrium, Inc.......................... 296,300    4,877,098
                                                         ------------
           Coal - 1.5%
           Fording Canadian Coal Trust.......... 128,900    4,578,528
                                                         ------------
           Commercial Services & Supplies - 2.6%
           Herman Miller, Inc...................  22,300      541,221
           On Assignment, Inc.*................. 803,363    4,185,521
           Quanta Services, Inc.*(a)............ 485,600    3,544,880
                                                         ------------
                                                            8,271,622
                                                         ------------
           Communications Equipment - 4.6%
           CommScope, Inc.*..................... 415,200    6,780,216
           Comverse Technology, Inc.*........... 184,700    3,248,873
           Sycamore Networks, Inc.*............. 455,500    2,386,820
           Tellabs, Inc. *...................... 237,400    2,001,282
                                                         ------------
                                                           14,417,191
                                                         ------------
           Computer Software & Processing - 2.1%
           Geac Computer Corp., Ltd.*........... 794,400    4,130,745
           Scientific-Atlanta, Inc..............  37,500    1,023,750
           Ulticom, Inc.*....................... 142,600    1,376,090
                                                         ------------
                                                            6,530,585
                                                         ------------
           Construction & Engineering - 2.2%
           Butler Manufacturing Co.(a)..........  88,300    1,942,600
           Keith Companies, Inc. (The)*......... 223,900    3,049,518
           Modtech Holdings, Inc.*(a)........... 245,400    2,063,814
                                                         ------------
                                                            7,055,932
                                                         ------------
           Electrical Equipment - 4.4%
           American Power Conversion Corp.......  42,600    1,041,570
           Coherent, Inc.*(a)................... 244,328    5,815,006
           Credence Systems Corp.*.............. 249,400    3,282,104
           CyberOptics Corp.*...................  59,500      642,600
           Electro Scientific Industries, Inc.*. 126,900    3,020,220
                                                         ------------
                                                           13,801,500
                                                         ------------
           Electronics - 6.7%
           Advanced Power Technology, Inc.*(a).. 154,500    1,334,880
           AVX Corp.(a)......................... 413,000    6,864,060
           Bel Fuse, Inc. - Class A(a)..........  97,300    2,909,270
           Bel Fuse, Inc. - Class B.............  34,600    1,128,998
           Park Electrochemical Corp............ 199,900    5,295,351
           TriQuint Semiconductor, Inc.*........ 491,000    3,471,370
                                                         ------------
                                                           21,003,929
                                                         ------------
           Financial Services - 4.2%
           Ichiyoshi Securities Co., Ltd........ 633,700    2,916,079
           Instinet Group, Inc.................. 431,200    2,220,680
           Leucadia National Corp............... 126,600    5,836,260

         --------------------------------------------------------------
         Security                                             Value
         Description                              Shares     (Note 2)
         --------------------------------------------------------------

         Financial Services - continued
         SWS Group, Inc.........................     6,200 $    110,360
         Westwood Holdings Group, Inc...........   124,875    2,221,526
                                                           ------------
                                                             13,304,905
                                                           ------------
         Food Products - 0.8%
         Del Monte Pacific, Ltd................. 6,876,000    2,368,522
                                                           ------------
         Health Care Providers & Services - 2.3%
         AMN Healthcare Services, Inc.*(a)......   123,338    2,116,480
         Cross Country Healthcare, Inc.*(a).....   346,000    5,162,320
                                                           ------------
                                                              7,278,800
                                                           ------------
         Hotels, Restaurants & Leisure - 1.2%
         Jack in the Box, Inc.*.................   176,100    3,761,496
                                                           ------------
         Household Durables - 3.4%
         Cavco Industries, Inc.*(a).............   121,195    2,908,680
         Coachmen Industries, Inc.(a)...........   199,100    3,605,701
         Skyline Corp.(a).......................   118,400    4,128,608
                                                           ------------
                                                             10,642,989
                                                           ------------
         Industrial - Diversified - 1.8%
         Trinity Industries, Inc.(a)............   180,700    5,572,788
                                                           ------------
         Insurance - 6.5%
         Brit Insurance Holdings PLC*........... 3,642,800    4,730,631
         E-L Financial Corp.....................    21,150    4,827,833
         FBL Financial Group, Inc. - Class A....   204,200    5,268,360
         MONY Group, Inc. (The)(a)..............    33,700    1,054,473
         Phoenix Companies, Inc.(a).............   371,700    4,475,268
                                                           ------------
                                                             20,356,565
                                                           ------------
         Leisure Equipment & Products - 1.9%
         JAKKS Pacific, Inc.*(a)................   442,768    5,826,827
                                                           ------------
         Machinery - 2.6%
         Alamo Group, Inc.......................   310,400    4,736,704
         Lindsay Manufacturing Co.(a)...........   131,000    3,307,750
                                                           ------------
                                                              8,044,454
                                                           ------------
         Metals & Mining - 1.4%
         RTI International Metals, Inc.*........   269,300    4,543,091
                                                           ------------
         Oil & Gas - 3.1%
         Smedvig ASA............................   674,600    5,110,606
         Willbros Group, Inc.*..................   377,100    4,532,742
                                                           ------------
                                                              9,643,348
                                                           ------------
         Paper & Forest Products - 2.0%
         SFK Pulp Fund..........................   230,200    1,353,751
         TimberWest Forest Corp.................   506,900    4,981,336
                                                           ------------
                                                              6,335,087
                                                           ------------
         Pharmaceuticals - 1.0%
         PAREXEL International Corp.*...........   185,505    3,016,311
                                                           ------------
         Real Estate - 16.4%
         Avatar Holdings, Inc.*.................    90,500    3,343,070
         Catellus Development Corp. (REIT)......   294,445    7,102,013

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                               Shares    (Note 2)
         --------------------------------------------------------------

         Real Estate - continued
         Forest City Enterprises, Inc. - Class A.. 149,700 $  7,112,247
         Jones Lang Lasalle, Inc.*................ 179,300    3,716,889
         LNR Property Corp........................ 168,800    8,357,288
         PS Business Parks, Inc...................  61,200    2,525,112
         St. Joe Co. (The)........................ 208,500    7,774,965
         Trammell Crow Co.*(a).................... 478,800    6,344,100
         Wellsford Real Properties, Inc. *........ 279,100    5,191,260
                                                           ------------
                                                             51,466,944
                                                           ------------
         Retail - Specialty - 4.3%
         Circuit City Stores, Inc................. 206,200    2,088,806
         Dress Barn, Inc. (The)*.................. 343,500    5,149,065
         Maxwell Shoe Co., Inc. - Class A*(a)..... 358,310    6,080,521
         The Buckle, Inc..........................  15,800      349,970
                                                           ------------
                                                             13,668,362
                                                           ------------
         Transportation - 2.0%
         Alexander & Baldwin, Inc................. 190,159    6,406,457
                                                           ------------
         Total Common Stocks (Cost $206,284,939)            258,338,683
                                                           ------------

         Preferred Stock - 0.3%
         Real Estate - 0.3%
         Koger Equity, Inc. (REIT) (Cost $962,500)  38,500    1,039,500
                                                           ------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Short-Term Investments - 33.5%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.15% to
       be repurchased at $44,512,371 on
       01/02/04 collateralized by $44,905,000
       FNMA 1.875% due 02/15/05 with a value
       of $45,405,466........................... $44,512,000 $ 44,512,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  47,765,819   47,765,819
     United States Treasury Note, 2.125%, due
       08/31/04(a)..............................  13,000,000   13,088,868
                                                             ------------
     Total Short-Term Investments
     (Cost $105,370,849)                                      105,366,687
                                                             ------------

     TOTAL INVESTMENTS - 116.1%
     (Cost $312,618,288)                                      364,744,870

     Other Assets and Liabilities (net) - (16.1%)             (50,665,097)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $314,079,773
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust


                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       -----------------------------------------------------------------

       Common Stocks - 94.0%
       Aerospace & Defense - 2.3%
       Alliant Techsystems, Inc.*..................  65,000 $  3,754,400
       Rockwell Collins, Inc....................... 142,000    4,264,260
                                                            ------------
                                                               8,018,660
                                                            ------------
       Air Freight & Logistics - 0.5%
       Expeditors International of Washington, Inc.  44,000    1,657,040
                                                            ------------
       Airlines - 0.4%
       JetBlue Airways Corp.*(a)...................  53,999    1,432,053
                                                            ------------
       Automotive - 0.8%
       Oshkosh Truck Corp..........................  56,000    2,857,680
                                                            ------------
       Banks - 0.2%
       Silicon Valley Bancshares*(a)...............  18,000      649,260
                                                            ------------
       Beverages - 0.8%
       Cott Corp.*(a).............................. 102,000    2,857,020
                                                            ------------
       Biotechnology - 0.7%
       Biogen Idec, Inc.*..........................  41,500    1,526,370
       Protein Design Labs, Inc.*(a)...............  46,000      823,400
                                                            ------------
                                                               2,349,770
                                                            ------------
       Chemicals - 1.0%
       Potash Corporation of Saskatchewan, Inc.....  43,000    3,718,640
                                                            ------------
       Commercial Services & Supplies - 9.8%
       Apollo Group, Inc. - Class A*...............  21,000    1,428,000
       BearingPoint, Inc.*......................... 207,000    2,088,630
       Ceridian Corp.*............................. 143,000    2,994,420
       Certegy, Inc................................ 106,000    3,476,800
       ChoicePoint, Inc.*.......................... 126,000    4,799,340
       Education Management Corp.*.................  68,000    2,110,720
       Hewitt Associates, Inc.*....................  82,300    2,460,770
       Iron Mountain, Inc.*........................  77,000    3,044,580
       Manpower, Inc...............................  87,000    4,095,960
       Robert Half International, Inc.*............ 139,000    3,244,260
       Viad Corp................................... 126,000    3,150,000
       WebMD Corp.*(a).............................  32,000      287,680
       Weight Watchers International, Inc.*........  34,000    1,304,580
                                                            ------------
                                                              34,485,740
                                                            ------------
       Communications Equipment - 0.3%
       Advanced Fibre Communications, Inc.*........  32,000      644,800
       Research In Motion, Ltd.*...................   8,000      534,640
                                                            ------------
                                                               1,179,440
                                                            ------------
       Computers & Peripherals - 0.9%
       Lexmark International, Inc. - Class A*......  24,000    1,887,360
       Seagate Technology..........................  64,000    1,209,600
                                                            ------------
                                                               3,096,960
                                                            ------------
       Electronic Equipment & Instruments - 2.9%
       Danaher Corp................................  33,000    3,027,750
       Diebold, Inc................................  44,000    2,370,280
       FMC Technologies, Inc.*.....................  97,000    2,260,100

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Electronic Equipment & Instruments - continued
       Jabil Circuit, Inc.*.........................  63,000 $  1,782,900
       Molex, Inc. - Class A........................  26,000      763,360
                                                             ------------
                                                               10,204,390
                                                             ------------
       Financials - Diversified - 3.5%
       CapitalSource, Inc.*(a)......................  57,000    1,235,760
       Charles Schwab Corp.......................... 110,000    1,302,400
       Eaton Vance Corp.............................  68,800    2,520,832
       Franklin Resources, Inc......................  10,000      520,600
       Investors Financial Services Corp.(a)........  34,000    1,305,940
       Legg Mason, Inc..............................  29,000    2,238,220
       Waddell & Reed Financial, Inc. - Class A..... 143,000    3,354,780
                                                             ------------
                                                               12,478,532
                                                             ------------
       Food & Drug Retailing - 4.0%
       Omnicare, Inc................................ 172,000    6,947,080
       Shoppers Drug Mart Corp.*....................  50,000    1,159,903
       Starbucks Corp.*.............................  58,000    1,917,480
       Whole Foods Market, Inc.*....................  60,000    4,027,800
                                                             ------------
                                                               14,052,263
                                                             ------------
       Health Care Equipment & Supplies - 0.8%
       Edwards Lifesciences Corp.*(a)...............  43,000    1,293,440
       Waters Corp.*................................  50,000    1,658,000
                                                             ------------
                                                                2,951,440
                                                             ------------
       Health Care Providers & Services - 6.0%
       Anthem, Inc.*................................  49,000    3,675,000
       DaVita, Inc.*................................  47,200    1,840,800
       Health Management Associates, Inc. - Class A. 145,000    3,480,000
       Laboratory Corporation of America
         Holdings*..................................  93,000    3,436,350
       Manor Care, Inc.............................. 123,000    4,252,110
       Universal Health Services, Inc. - Class B(a).  46,000    2,471,120
       WellChoice, Inc.*(a).........................  19,000      655,500
       WellPoint Health Networks, Inc.*.............  15,000    1,454,850
                                                             ------------
                                                               21,265,730
                                                             ------------
       Hotels, Restaurants & Leisure - 1.5%
       Cheesecake Factory, Inc.*(a).................  59,000    2,597,770
       Fairmont Hotels & Resorts, Inc............... 104,000    2,822,560
                                                             ------------
                                                                5,420,330
                                                             ------------
       Household Durables - 1.0%
       American Standard Cos., Inc.*................  35,000    3,524,500
                                                             ------------
       Industrial Conglomerates - 2.1%
       3Com Corp.*..................................  59,800      488,566
       ITT Industries, Inc..........................  44,000    3,265,240
       Roper Industries, Inc.(a)....................  76,000    3,743,760
                                                             ------------
                                                                7,497,566
                                                             ------------
       Insurance - 3.1%
       Axis Capital Holdings, Ltd.(a)...............  57,000    1,668,960
       Nationwide Financial Services, Inc. - Class A  37,000    1,223,220

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                                   Value
      Description                                     Shares    (Note 2)
      --------------------------------------------------------------------

      Insurance - continued
      Principal Financial Group, Inc.................  70,000 $  2,314,900
      Protective Life Corp...........................  58,000    1,962,720
      Radian Group, Inc..............................  39,000    1,901,250
      Willis Group Holdings, Ltd.(a).................  60,000    2,044,200
                                                              ------------
                                                                11,115,250
                                                              ------------
      Internet Software & Services - 0.5%
      Monster Worldwide, Inc.*.......................  84,000    1,844,640
                                                              ------------
      IT Consulting & Services - 2.7%
      Affiliated Computer Services, Inc. - Class A*..  41,000    2,232,860
      DST Systems, Inc.*(a).......................... 101,000    4,217,760
      Fiserv, Inc.*..................................  75,000    2,963,250
                                                              ------------
                                                                 9,413,870
                                                              ------------
      Leisure Equipment & Products - 1.0%
      Brunswick Corp................................. 108,000    3,437,640
                                                              ------------
      Media - 5.5%
      Cablevision Systems New York
        Group. - Class A*(a).........................  90,000    2,105,100
      Catalina Marketing Corp.*(a)................... 110,000    2,217,600
      Citadel Broadcasting Corp.*.................... 113,000    2,527,810
      Cox Radio, Inc. - Class A*.....................  91,000    2,295,930
      E.W. Scripps Co. - Class A.....................   9,000      847,260
      Entercom Communications Corp.*.................  23,000    1,218,080
      Lamar Advertising Co. - Class A*...............  77,000    2,873,640
      Rogers Communications, Inc. - Class B(a)....... 106,000    1,749,000
      Scholastic Corp.*(a)...........................  68,000    2,314,720
      XM Satellite Radio Holdings, Inc. - Class A*(a)  47,000    1,238,920
                                                              ------------
                                                                19,388,060
                                                              ------------
      Metals & Mining - 2.6%
      International Steel Group, Inc.*...............  47,000    1,830,650
      Newmont Mining Corp............................  69,000    3,354,090
      Nucor Corp.....................................  74,000    4,144,000
                                                              ------------
                                                                 9,328,740
                                                              ------------
      Oil & Gas - 7.2%
      BJ Services Co.*............................... 117,000    4,200,300
      Cooper Cameron Corp.*..........................  58,000    2,702,800
      Devon Energy Corp..............................  13,000      744,380
      Diamond Offshore Drilling, Inc.(a)............. 120,000    2,461,200
      EOG Resources, Inc.............................  82,000    3,785,940
      Murphy Oil Corp................................  53,000    3,461,430
      Smith International, Inc.*.....................  85,000    3,529,200
      Western Gas Resources, Inc.....................  39,000    1,842,750
      XTO Energy, Inc................................  92,000    2,603,600
                                                              ------------
                                                                25,331,600
                                                              ------------
      Personal Products - 0.5%
      Estee Lauder Cos., Inc. - Class A..............  44,000    1,727,440
                                                              ------------

        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Pharmaceuticals - 8.5%
        Abgenix, Inc.*(a).........................  60,000 $    747,600
        Alkermes, Inc.*(a)........................  69,000      931,500
        AmerisourceBergen Corp....................  55,600    3,121,940
        Amylin Pharmaceuticals, Inc.*(a)..........  49,000    1,088,780
        Andrx Corp.*..............................  78,000    1,875,120
        Barr Laboratories, Inc.*..................  29,000    2,231,550
        Cephalon, Inc.*(a)........................  48,000    2,323,680
        Gilead Sciences, Inc.*....................  54,000    3,139,560
        Human Genome Sciences, Inc.*..............  66,000      874,500
        ImClone Systems, Inc.*(a).................  29,000    1,150,140
        Invitrogen Corp.*.........................  11,000      770,000
        IVAX Corp.*............................... 130,000    3,104,400
        Medimmune, Inc.*.......................... 119,000    3,022,600
        Millennium Pharmaceuticals, Inc.*.........  56,000    1,045,520
        Neurocrine Biosciences, Inc.*.............  28,000    1,527,120
        Teva Pharmaceutical Industries, Ltd. (ADR)  40,000    2,268,400
        Vertex Pharmaceuticals, Inc.*(a)..........  82,000      838,860
                                                           ------------
                                                             30,061,270
                                                           ------------
        Retail - Multiline - 0.2%
        Fastenal Co.(a)...........................  15,000      749,100
                                                           ------------
        Retail - Specialty - 6.7%
        99 Cents Only Stores*(a)..................  27,000      735,210
        Best Buy Co., Inc.........................  58,000    3,029,920
        CDW Corp..................................  46,000    2,656,960
        Dollar Tree Stores, Inc.*.................  87,000    2,615,220
        Family Dollar Stores, Inc.................  73,000    2,619,240
        InterActive Corp.*........................  35,000    1,187,550
        O' Reilly Automotive, Inc.*(a)............  67,000    2,570,120
        PETsMART, Inc............................. 105,200    2,503,760
        Ross Stores, Inc.......................... 124,000    3,277,320
        Williams-Sonoma, Inc.*....................  75,000    2,607,750
                                                           ------------
                                                             23,803,050
                                                           ------------
        Semiconductor Equipment & Products - 4.6%
        AMIS Holdings Inc.*.......................  87,000    1,590,360
        ASML Holding N.V.*........................  93,000    1,864,650
        Integrated Circuit Systems, Inc.*.........  27,000      769,230
        Intersil Corp. - Class A.................. 120,000    2,982,000
        Microchip Technology, Inc................. 103,000    3,436,080
        Novellus Systems, Inc.*...................  53,000    2,228,650
        QLogic Corp.*.............................  27,000    1,393,200
        Semtech Corp.*(a).........................  83,000    1,886,590
                                                           ------------
                                                             16,150,760
                                                           ------------
        Software - 6.3%
        Adobe Systems, Inc........................  58,000    2,279,400
        Cadence Design Systems, Inc.*............. 156,000    2,804,880
        Intuit, Inc.*.............................  51,000    2,698,410
        Macromedia, Inc.*......................... 103,000    1,837,520
        Mercury Interactive Corp.*(a).............  43,000    2,091,520

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------
          Software - continued
          Network Associates, Inc.*.............. 223,000 $  3,353,920
          Red Hat, Inc.*.........................  51,000      957,270
          Siebel Systems, Inc.*..................  85,000    1,178,950
          Sungard Data Systems, Inc.*............  58,000    1,607,180
          VeriSign, Inc.*........................ 208,000    3,390,400
                                                          ------------
                                                            22,199,450
                                                          ------------
          Telecommunication Services - Diversified - 2.3%
          Garmin, Ltd.(a)........................  37,000    2,015,760
          Harris Corp............................  94,000    3,567,300
          L-3 Communications Holdings, Inc.*(a)..  23,000    1,181,280
          NTL, Inc.*.............................  18,000    1,255,500
                                                          ------------
                                                             8,019,840
                                                          ------------
          Telecommunication Services - Wireless - 2.8%
          Crown Castle International Corp.*...... 162,000    1,786,860
          Nextel Communications, Inc. - Class A*. 135,000    3,788,100
          Nextel Partners, Inc. - Class A*(a).... 109,000    1,466,050
          Triton PCS Holdings, Inc. - Class A*...  65,000      362,700
          Western Wireless Corp. - Class A*(a)... 134,000    2,460,240
                                                          ------------
                                                             9,863,950
                                                          ------------
          Total Common Stocks (Cost $279,699,943)          332,131,674
                                                          ------------

      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 19.1%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.05%
        to be repurchased at $28,000 on
        01/02/04 collateralized by $30,000
        FNMA 2.14% due 01/07/05 with a
        value of $30,315....................... $    28,000 $     28,000
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10%
        to be repurchased at $1,216,007 on
        01/02/04 collateralized by $1,235,000
        FHLMC 1.20% due 08/06/04 with a
        value of $1,241,613....................   1,216,000    1,216,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  36,824,938   36,824,938
      T. Rowe Price Government Reserve
        Investment Fund........................  29,541,164   29,541,164
                                                            ------------
      Total Short-Term Investments
      (Cost $67,610,102)                                      67,610,102
                                                            ------------

      TOTAL INVESTMENTS - 113.1%
      (Cost $347,310,045)                                    399,741,776

      Other Assets and Liabilities (net) - (13.1%)           (46,408,694)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $353,333,082
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003


                                                                                                          Met/AIM
                                                                                                    Mid Cap Core Equity
                                                                                                         Portfolio
                                                                                                    -------------------
Assets
  Investments, at value (Note 2)*                                                                          $207,546,022
  Repurchase Agreements                                                                                      52,277,000
  Cash                                                                                                              283
  Cash denominated in foreign currencies**                                                                           --
  Receivable for investments sold                                                                                    --
  Receivable for Trust shares sold                                                                            1,342,546
  Dividends receivable                                                                                          144,866
  Interest receivable                                                                                             1,234
  Net variation margin on financial futures contracts (Note 7)                                                       --
  Open swap contracts at fair value (Note 10)                                                                        --
  Receivable from investment adviser (Note 3)                                                                        --
                                                                                                    -------------------
     Total assets                                                                                           261,311,951
                                                                                                    -------------------
Liabilities
  Payables for:
     Investments purchased                                                                                   11,840,080
     When-issued / delayed delivery investments (Note 2)                                                             --
     Trust shares redeemed                                                                                        4,523
     Net variation margin on financial futures contracts (Note 7)                                                    --
     Outstanding written options+                                                                                    --
     Distribution and services fees - Class B                                                                    41,908
     Distribution and services fees - Class E                                                                     2,378
     Collateral on securities on loan                                                                        13,165,834
     Investment advisory fee payable (Note 3)                                                                   162,532
     Administration fee payable                                                                                  13,071
     Custodian and accounting fees payable                                                                        8,040
  Accrued expenses                                                                                               23,842
                                                                                                    -------------------
     Total liabilities                                                                                       25,262,208
                                                                                                    -------------------
Net Assets                                                                                                 $236,049,743
                                                                                                    ===================
Net Assets Represented by:
  Paid in surplus                                                                                          $207,805,550
  Accumulated net realized gain (loss)                                                                         (375,850)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                          28,622,011
  Undistributed (distributions in excess of) net investment income                                               (1,968)
                                                                                                    -------------------
     Total                                                                                                 $236,049,743
                                                                                                    ===================
Net Assets
  Class A                                                                                                  $  4,464,032
                                                                                                    ===================
  Class B                                                                                                   211,805,311
                                                                                                    ===================
  Class E                                                                                                    19,780,400
                                                                                                    ===================
Capital Shares Outstanding
  Class A                                                                                                       362,141
                                                                                                    ===================
  Class B                                                                                                    17,228,218
                                                                                                    ===================
  Class E                                                                                                     1,605,958
                                                                                                    ===================
Net Asset Value and Offering Price Per Share
  Class A                                                                                                  $      12.33
                                                                                                    ===================
  Class B                                                                                                         12.29
                                                                                                    ===================
  Class E                                                                                                         12.32
                                                                                                    ===================

-------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                                      $178,924,011
**Cost of cash denominated in foreign currencies                                                                     --
+Cost of written options                                                                                             --

                                                                                                        Met/AIM
                                                                                                    Small Cap Growth
                                                                                                       Portfolio
                                                                                                    ----------------
Assets
  Investments, at value (Note 2)*                                                                       $249,139,732
  Repurchase Agreements                                                                                   25,825,000
  Cash                                                                                                           952
  Cash denominated in foreign currencies**                                                                        --
  Receivable for investments sold                                                                            166,547
  Receivable for Trust shares sold                                                                           853,028
  Dividends receivable                                                                                        17,079
  Interest receivable                                                                                            610
  Net variation margin on financial futures contracts (Note 7)                                                    --
  Open swap contracts at fair value (Note 10)                                                                     --
  Receivable from investment adviser (Note 3)                                                                     --
                                                                                                    ----------------
     Total assets                                                                                        276,002,948
                                                                                                    ----------------
Liabilities
  Payables for:
     Investments purchased                                                                                 5,192,785
     When-issued / delayed delivery investments (Note 2)                                                          --
     Trust shares redeemed                                                                                    73,756
     Net variation margin on financial futures contracts (Note 7)                                             23,800
     Outstanding written options+                                                                             15,870
     Distribution and services fees - Class B                                                                 40,798
     Distribution and services fees - Class E                                                                  1,061
     Collateral on securities on loan                                                                     49,188,898
     Investment advisory fee payable (Note 3)                                                                201,990
     Administration fee payable                                                                               12,563
     Custodian and accounting fees payable                                                                    14,632
  Accrued expenses                                                                                            31,616
                                                                                                    ----------------
     Total liabilities                                                                                    54,797,769
                                                                                                    ----------------
Net Assets                                                                                              $221,205,179
                                                                                                    ================
Net Assets Represented by:
  Paid in surplus                                                                                       $183,862,042
  Accumulated net realized gain (loss)                                                                    (1,576,505)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                       38,922,960
  Undistributed (distributions in excess of) net investment income                                            (3,318)
                                                                                                    ----------------
     Total                                                                                              $221,205,179
                                                                                                    ================
Net Assets
  Class A                                                                                               $  6,228,298
                                                                                                    ================
  Class B                                                                                                206,336,515
                                                                                                    ================
  Class E                                                                                                  8,640,366
                                                                                                    ================
Capital Shares Outstanding
  Class A                                                                                                    517,669
                                                                                                    ================
  Class B                                                                                                 17,244,856
                                                                                                    ================
  Class E                                                                                                    719,424
                                                                                                    ================
Net Asset Value and Offering Price Per Share
  Class A                                                                                               $      12.03
                                                                                                    ================
  Class B                                                                                                      11.97
                                                                                                    ================
  Class E                                                                                                      12.01
                                                                                                    ================

----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                                   $210,275,588
**Cost of cash denominated in foreign currencies                                                                  --
+Cost of written options                                                                                      32,033

                                                                                                    Harris Oakmartk
                                                                                                     International
                                                                                                       Portfolio
                                                                                                    ---------------
Assets
  Investments, at value (Note 2)*                                                                      $321,835,089
  Repurchase Agreements                                                                                  17,739,000
  Cash                                                                                                          847
  Cash denominated in foreign currencies**                                                                       21
  Receivable for investments sold                                                                                --
  Receivable for Trust shares sold                                                                        1,953,007
  Dividends receivable                                                                                      447,208
  Interest receivable                                                                                            74
  Net variation margin on financial futures contracts (Note 7)                                                   --
  Open swap contracts at fair value (Note 10)                                                                    --
  Receivable from investment adviser (Note 3)                                                                    --
                                                                                                    ---------------
     Total assets                                                                                       341,975,246
                                                                                                    ---------------
Liabilities
  Payables for:
     Investments purchased                                                                                2,249,434
     When-issued / delayed delivery investments (Note 2)                                                         --
     Trust shares redeemed                                                                                   93,541
     Net variation margin on financial futures contracts (Note 7)                                                --
     Outstanding written options+                                                                                --
     Distribution and services fees - Class B                                                                54,974
     Distribution and services fees - Class E                                                                 2,635
     Collateral on securities on loan                                                                    19,276,250
     Investment advisory fee payable (Note 3)                                                               245,161
     Administration fee payable                                                                              15,554
     Custodian and accounting fees payable                                                                   14,686
  Accrued expenses                                                                                           20,508
                                                                                                    ---------------
     Total liabilities                                                                                   21,972,743
                                                                                                    ---------------
Net Assets                                                                                             $320,002,503
                                                                                                    ===============
Net Assets Represented by:
  Paid in surplus                                                                                      $270,626,576
  Accumulated net realized gain (loss)                                                                      (36,664)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                      51,180,253
  Undistributed (distributions in excess of) net investment income                                       (1,767,662)
                                                                                                    ---------------
     Total                                                                                             $320,002,503
                                                                                                    ===============
Net Assets
  Class A                                                                                              $  8,350,749
                                                                                                    ===============
  Class B                                                                                               288,013,615
                                                                                                    ===============
  Class E                                                                                                23,638,139
                                                                                                    ===============
Capital Shares Outstanding
  Class A                                                                                                   702,614
                                                                                                    ===============
  Class B                                                                                                24,326,339
                                                                                                    ===============
  Class E                                                                                                 1,994,880
                                                                                                    ===============
Net Asset Value and Offering Price Per Share
  Class A                                                                                              $      11.89
                                                                                                    ===============
  Class B                                                                                                     11.84
                                                                                                    ===============
  Class E                                                                                                     11.85
                                                                                                    ===============

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                                  $270,673,072
**Cost of cash denominated in foreign currencies                                                                 21
+Cost of written options                                                                                         --

                       See notes to financial statements

      Janus        J.P. Morgan   J.P. Morgan     Lord Abbett
Aggressive Growth  Quality Bond Select Equity  America's Value
    Portfolio       Portfolio     Portfolio       Portfolio
-----------------  ------------ -------------  ---------------
     $296,177,926  $251,170,755  $130,600,895       $8,602,288
        1,119,000            --     1,900,000          513,000
               52        25,298           747              730
               --            --            --               --
               --    24,580,744       242,533               --
          805,078        20,225           290           19,114
          146,601            --       155,886           14,182
                3     1,088,144            15           38,907
               --            --         3,625               --
               --        89,156            --               --
               --            --            --            1,940
-----------------  ------------ -------------  ---------------
      298,248,660   276,974,322   132,903,991        9,190,161
-----------------  ------------ -------------  ---------------
          824,634        70,264       273,788          200,809
               --    94,996,074            --               --
            5,693        34,531        63,879               --
               --        25,625            --               --
               --        16,816            --               --
           49,733        11,767         1,974            1,721
              504            --            --               --
       20,617,119     9,263,199            --               --
          184,337        83,219        68,103            4,475
           15,166        10,331         7,991              365
            4,444         9,341         5,567            4,054
           19,114        17,764        17,530            5,939
-----------------  ------------ -------------  ---------------
       21,720,744   104,538,931       438,832          217,363
-----------------  ------------ -------------  ---------------
     $276,527,916  $172,435,391  $132,465,159       $8,972,798
=================  ============ =============  ===============
     $250,267,737  $161,228,409  $161,285,807       $8,118,008
      (10,228,104)    2,786,170   (46,491,177)         (30,682)
       36,494,001     3,805,405    16,763,074          893,601
           (5,718)    4,615,407       907,455           (8,129)
-----------------  ------------ -------------  ---------------
     $276,527,916  $172,435,391  $132,465,159       $8,972,798
=================  ============ =============  ===============
     $ 19,894,846  $115,622,967  $122,878,531       $       --
=================  ============ =============  ===============
      252,564,185    56,812,424     9,586,628        8,972,798
=================  ============ =============  ===============
        4,068,885            --            --               --
=================  ============ =============  ===============
        2,830,143     9,755,805     9,749,873               --
=================  ============ =============  ===============
       36,151,783     4,822,157       764,473          760,468
=================  ============ =============  ===============
          582,085            --            --               --
=================  ============ =============  ===============
     $       7.03  $      11.85  $      12.60       $       --
=================  ============ =============  ===============
             6.99         11.78         12.54            11.80
=================  ============ =============  ===============
             6.99            --            --               --
=================  ============ =============  ===============

---------------------------------------------------------------
     $259,684,133  $247,509,399  $113,886,422       $7,708,687
               --            --            --               --
               --        39,375            --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003


                                                 Lord Abbett       Lord Abbett         Lord Abbett
                                                Bond Debenture  Growth and Income  Growth Opportunities
                                                  Portfolio         Portfolio           Portfolio
                                                --------------  -----------------  --------------------
Assets
   Investments, at value (Note 2)*              $1,057,252,282     $2,244,136,393           $59,950,232
   Repurchase Agreements                            62,505,000        131,804,000               926,000
   Cash                                                  4,666                918                   562
   Cash denominated in foreign currencies**                 --                 --                    --
   Receivable for investments sold                          --          5,160,578             1,329,599
   Receivable for Trust shares sold                  2,563,988          2,835,593                 6,070
   Dividends receivable                                 45,938          2,777,763                16,190
   Interest receivable                              13,932,736                549                     1
   Open Swap Contracts at fair value (Note
     10)                                                    --                 --                    --
                                                --------------  -----------------  --------------------
     Total assets                                1,136,304,610      2,386,715,794            62,228,654
                                                --------------  -----------------  --------------------
Liabilities
   Payables for:
     Investments purchased                           4,978,444         24,444,219             1,610,611
     Trust shares redeemed                              38,741            176,611                13,361
     Outstanding written options+                           --                 --                    --
     Distribution and services fees - Class B          153,158            213,741                 5,683
     Distribution and services fees - Class E            2,657                 --                    --
     Collateral on securities on loan              114,790,967        111,948,956             5,288,145
     Investment advisory fee payable (Note 3)          531,573          1,012,022                56,149
     Administration fee payable                         50,714            109,515                 4,058
     Custodian and accounting fees payable              13,601             16,429                 4,776
   Accrued expenses                                     83,885             63,131                17,430
                                                --------------  -----------------  --------------------
     Total liabilities                             120,643,740        137,984,624             7,000,213
                                                --------------  -----------------  --------------------
Net Assets                                      $1,015,660,870     $2,248,731,170           $55,228,441
                                                ==============  =================  ====================
Net Assets Represented by:
   Paid in surplus                              $  946,549,028     $1,995,164,006           $53,181,032
   Accumulated net realized gain (loss)            (32,323,885)       (75,886,362)           (5,518,003)
   Unrealized appreciation (depreciation) on
     investments, futures contracts, options
     contracts, swap contracts and foreign
     currency                                       59,281,208        316,767,202             7,568,257
   Undistributed (distributions in excess
     of) net investment income                      42,154,519         12,686,324                (2,845)
                                                --------------  -----------------  --------------------
     Total                                      $1,015,660,870     $2,248,731,170           $55,228,441
                                                ==============  =================  ====================
Net Assets
   Class A                                      $  234,595,883     $1,167,692,011           $27,648,870
                                                ==============  =================  ====================
   Class B                                         758,236,747      1,081,039,159            27,579,571
                                                ==============  =================  ====================
   Class E                                          22,828,240                 --                    --
                                                ==============  =================  ====================
Capital Shares Outstanding
   Class A                                          19,483,208         47,841,392             2,991,030
                                                ==============  =================  ====================
   Class B                                          63,346,723         44,508,255             3,011,260
                                                ==============  =================  ====================
   Class E                                           1,902,823                 --                    --
                                                ==============  =================  ====================
Net Asset Value and Offering Price Per Share
   Class A                                      $        12.04     $        24.41           $      9.24
                                                ==============  =================  ====================
   Class B                                               11.97              24.29                  9.16
                                                ==============  =================  ====================
   Class E                                               12.00                 --                    --
                                                ==============  =================  ====================

--------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase
  Agreements                                    $  997,971,076     $1,927,369,191           $52,381,975
**Cost of cash denominated in foreign
  currencies                                                --                 --                    --
+ Cost of written options                                   --                 --                    --

                       See notes to financial statements

                             Oppenheimer       PIMCO
 Lord Abbett  MFS Research     Capital       Inflation
Mid-Cap Value International  Appreciation  Protected Bond
  Portfolio     Portfolio     Portfolio      Portfolio
------------- -------------  ------------  --------------
 $188,853,291  $271,210,896  $541,655,574    $720,887,938
    7,978,000     8,564,000    54,127,000      28,576,000
          181           492           140             190
           --       329,126         4,907              --
      625,623     1,439,934       695,002              --
       54,162       739,752     2,470,776       1,705,511
      189,645       260,039       395,638              --
           33            36           226       1,004,870
           --            --            --          18,828
------------- -------------  ------------  --------------
  197,700,935   282,544,275   599,349,263     752,193,337
------------- -------------  ------------  --------------
      666,602     4,328,059    11,500,252     384,090,135
       14,484       114,629            --              --
           --            --            --         441,956
       20,272        36,816       108,402          73,121
           --           813            --              --
    6,105,625    17,607,807    36,144,381              --
      115,488       267,441       298,556         162,936
       10,536        14,609        25,727          17,669
        5,489        28,475         9,988           3,892
       17,790        25,595        22,029          13,307
------------- -------------  ------------  --------------
    6,956,286    22,424,244    48,109,335     384,803,016
------------- -------------  ------------  --------------
 $190,744,649  $260,120,031  $551,239,928    $367,390,321
============= =============  ============  ==============
 $153,872,362  $232,478,714  $484,931,738    $364,722,510
    2,669,972   (15,873,933)      703,666      (1,733,462)
   32,994,154    43,809,369    65,608,886       4,499,574
    1,208,161      (294,119)       (4,362)        (98,301)
------------- -------------  ------------  --------------
 $190,744,649  $260,120,031  $551,239,928    $367,390,321
============= =============  ============  ==============
 $ 90,753,172  $ 67,275,742  $    233,951    $  1,150,306
============= =============  ============  ==============
   99,991,477   185,960,037   551,005,977     366,240,015
============= =============  ============  ==============
           --     6,884,252            --              --
============= =============  ============  ==============
    5,097,742     6,859,905        28,096         111,760
============= =============  ============  ==============
    5,648,894    18,995,260    66,468,580      35,579,307
============= =============  ============  ==============
           --       702,510            --              --
============= =============  ============  ==============
 $      17.80  $       9.81  $       8.33    $      10.29
============= =============  ============  ==============
        17.70          9.79          8.29           10.29
============= =============  ============  ==============
           --          9.80            --              --
============= =============  ============  ==============

----------------------------------------------------------
 $155,859,137  $227,409,860  $476,046,519    $716,524,063
           --       325,724         4,864              --
           --            --            --         560,202


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003


                                                                                                       PIMCO         PIMCO
                                                                                                     Innovation   Money Market
                                                                                                     Portfolio     Portfolio
                                                                                                    ------------  ------------
Assets
  Investments, at value (Note 2)*                                                                   $144,761,241  $165,115,670
  Repurchase Agreements                                                                                3,081,000    12,060,000
  Cash                                                                                                       675           310
  Cash denominated in foreign currencies**                                                                    --            --
  Receivable for investments sold                                                                      1,002,314            --
  Receivable for Trust shares sold                                                                       761,968        30,134
  Dividends receivable                                                                                    10,122            --
  Interest receivable                                                                                          9       221,305
  Net variation margin on financial futures contracts (Note 6)                                                --            --
  Unrealized appreciation on forward currency contracts (Note 8)                                              --            --
                                                                                                    ------------  ------------
     Total assets                                                                                    149,617,329   177,427,419
                                                                                                    ------------  ------------
Liabilities
  Payables for:
     Investments purchased                                                                             3,141,095            --
     When-issued / delayed delivery investments (Note 2)                                                      --            --
     Trust shares redeemed                                                                               277,740     2,630,932
     Securities sold short, at value (proceeds $172,528,744) (Note 2)                                         --            --
     Open swap contracts at fair value (Note 10)                                                              --            --
     Unrealized depreciation on forward currency contracts (Note 8)                                           --            --
     Outstanding written options                                                                              --            --
     Distribution and services fees - Class B                                                             12,912        36,693
     Distribution and services fees - Class E                                                              1,825            --
     Collateral on securities on loan                                                                 18,487,875            --
     Interest payable swap position                                                                           --            --
     Investment advisory fee payable (Note 3)                                                            161,031        60,373
     Administration fee payable                                                                            8,449        11,550
     Custodian and accounting fees payable                                                                 9,957         4,806
  Accrued expenses                                                                                        24,282        17,217
                                                                                                    ------------  ------------
     Total liabilities                                                                                22,125,166     2,761,571
                                                                                                    ------------  ------------
Net Assets                                                                                          $127,492,163  $174,665,848
                                                                                                    ============  ============
Net Assets Represented by:
  Paid in surplus                                                                                   $122,344,623  $174,670,459
  Accumulated net realized gain (loss)                                                                (1,216,581)           --
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                    6,369,136            --
  Undistributed (distributions in excess of) net investment income                                        (5,015)       (4,611)
                                                                                                    ------------  ------------
     Total                                                                                          $127,492,163  $174,665,848
                                                                                                    ============  ============
Net Assets
  Class A                                                                                           $ 47,206,087  $  5,253,823
                                                                                                    ============  ============
  Class B                                                                                             64,754,920   169,412,025
                                                                                                    ============  ============
  Class E                                                                                             15,531,156            --
                                                                                                    ============  ============
Capital Shares Outstanding
  Class A                                                                                              9,777,927     5,253,823
                                                                                                    ============  ============
  Class B                                                                                             13,511,798   169,419,583
                                                                                                    ============  ============
  Class E                                                                                              3,233,733            --
                                                                                                    ============  ============
Net Asset Value and Offering Price Per Share
  Class A                                                                                           $       4.83  $       1.00
                                                                                                    ============  ============
  Class B                                                                                                   4.79          1.00
                                                                                                    ============  ============
  Class E                                                                                                   4.80            --
                                                                                                    ============  ============

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                               $138,392,105  $165,115,670
**Cost of cash denominated in foreign currencies                                                              --            --
+Cost of written options

                                                                                                        PIMCO
                                                                                                     Total Return
                                                                                                      Portfolio
                                                                                                    --------------
Assets
  Investments, at value (Note 2)*                                                                   $1,475,107,980
  Repurchase Agreements                                                                                 24,124,000
  Cash                                                                                                       7,436
  Cash denominated in foreign currencies**                                                               6,605,882
  Receivable for investments sold                                                                      200,574,896
  Receivable for Trust shares sold                                                                       6,957,566
  Dividends receivable                                                                                          --
  Interest receivable                                                                                    8,372,179
  Net variation margin on financial futures contracts (Note 6)                                             472,885
  Unrealized appreciation on forward currency contracts (Note 8)                                           589,824
                                                                                                    --------------
     Total assets                                                                                    1,722,812,648
                                                                                                    --------------
Liabilities
  Payables for:
     Investments purchased                                                                               7,839,690
     When-issued / delayed delivery investments (Note 2)                                                15,765,390
     Trust shares redeemed                                                                                 257,369
     Securities sold short, at value (proceeds $172,528,744) (Note 2)                                  174,541,551
     Open swap contracts at fair value (Note 10)                                                         4,775,767
     Unrealized depreciation on forward currency contracts (Note 8)                                             --
     Outstanding written options                                                                         3,948,413
     Distribution and services fees - Class B                                                              182,215
     Distribution and services fees - Class E                                                               14,690
     Collateral on securities on loan                                                                  306,667,514
     Interest payable swap position                                                                        608,535
     Investment advisory fee payable (Note 3)                                                              496,073
     Administration fee payable                                                                             62,278
     Custodian and accounting fees payable                                                                  27,761
  Accrued expenses                                                                                          40,068
                                                                                                    --------------
     Total liabilities                                                                                 515,227,314
                                                                                                    --------------
Net Assets                                                                                          $1,207,585,334
                                                                                                    ==============
Net Assets Represented by:
  Paid in surplus                                                                                   $1,163,700,064
  Accumulated net realized gain (loss)                                                                 (13,322,172)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                     12,175,545
  Undistributed (distributions in excess of) net investment income                                      45,031,897
                                                                                                    --------------
     Total                                                                                          $1,207,585,334
                                                                                                    ==============
Net Assets
  Class A                                                                                           $  194,509,932
                                                                                                    ==============
  Class B                                                                                              893,791,242
                                                                                                    ==============
  Class E                                                                                              119,284,160
                                                                                                    ==============
Capital Shares Outstanding
  Class A                                                                                               16,754,205
                                                                                                    ==============
  Class B                                                                                               77,453,916
                                                                                                    ==============
  Class E                                                                                               10,321,229
                                                                                                    ==============
Net Asset Value and Offering Price Per Share
  Class A                                                                                           $        11.61
                                                                                                    ==============
  Class B                                                                                                    11.54
                                                                                                    ==============
  Class E                                                                                                    11.56
                                                                                                    ==============

-------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                               $1,468,644,318
**Cost of cash denominated in foreign currencies                                                         6,467,687
+Cost of written options                                                                                 5,679,905

                       See notes to financial statements

     Met/Putnam         Met/Putnam    Third Avenue    T.Rowe Price
Capital Opportunities    Research    Small Cap Value Mid-Cap Growth
      Portfolio         Portfolio       Portfolio      Portfolio
---------------------  ------------  --------------- --------------
         $ 55,936,700  $109,282,696     $320,232,870   $398,497,776
            1,715,000     3,775,000       44,512,000      1,244,000
                  118        85,837              695            881
                   --        98,748          608,039             --
              313,452     1,031,473          231,186        611,491
                   --       210,381        1,535,000      1,552,633
               28,200        89,747          323,920         91,687
                   29           104           93,534         22,921
                   --            --               --             --
                   --            --               --             --
---------------------  ------------  --------------- --------------
           57,993,499   114,573,986      367,537,244    402,021,389
---------------------  ------------  --------------- --------------
            1,034,336       487,137        5,407,570     11,472,986
                   --            --               --             --
               45,341        32,330               --         14,078
                   --            --               --             --
                   --            --               --             --
                   --        82,831               --             --
                   --            --               --             --
                  618        18,282           60,380         60,982
                   --            --               --          1,285
            3,819,930            --       47,765,819     36,824,938
                   --            --               --             --
               37,984        94,541          184,957        243,993
                4,029         6,765           15,037         18,355
               10,045         7,451            5,888         12,824
               16,811        14,938           17,820         38,866
---------------------  ------------  --------------- --------------
            4,969,094       744,275       53,457,471     48,688,307
---------------------  ------------  --------------- --------------
         $ 53,024,405  $113,829,711     $314,079,773   $353,333,082
=====================  ============  =============== ==============
         $ 59,072,405  $112,817,943     $259,857,374   $320,131,765
          (12,448,725)  (11,285,152)       2,056,880    (19,217,191)

            6,400,725    12,227,828       52,139,186     52,431,771
                   --        69,092           26,333        (13,263)
---------------------  ------------  --------------- --------------
         $ 53,024,405  $113,829,711     $314,079,773   $353,333,082
=====================  ============  =============== ==============
         $ 50,047,363  $ 22,983,640     $  6,162,664   $ 34,827,001
=====================  ============  =============== ==============
            2,977,042    90,846,071      307,917,109    307,683,941
=====================  ============  =============== ==============
                   --            --               --     10,822,140
=====================  ============  =============== ==============
            4,199,765     2,867,640          530,380      5,451,817
=====================  ============  =============== ==============
              251,419    11,397,509       26,528,195     48,525,129
=====================  ============  =============== ==============
                   --            --               --      1,701,812
=====================  ============  =============== ==============
         $      11.92  $       8.01     $      11.62   $       6.39
=====================  ============  =============== ==============
                11.84          7.97            11.61           6.34
=====================  ============  =============== ==============
                   --            --               --           6.36
=====================  ============  =============== ==============

--------------------------------------------------------------------
         $ 49,535,983  $ 96,971,586     $268,106,289   $346,066,045
                   --        98,166          599,525             --
                   --            --               --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003



                                                                         Met/AIM            Met/AIM       Harris Oakmark
                                                                   Mid Cap Core Equity  Small Cap Growth  International
                                                                        Portfolio          Portfolio        Portfolio
                                                                   -------------------  ----------------  --------------
Investment Income:
   Dividends (1)                                                           $ 1,042,293       $   115,432     $ 1,954,693
   Interest (2)                                                                257,138           197,525          59,641
                                                                   -------------------  ----------------  --------------
       Total investment income                                               1,299,431           312,957       2,014,334
                                                                   -------------------  ----------------  --------------
Expenses:
   Investment advisory fee (Note 3)                                            884,138         1,076,516       1,058,799
   Deferred Expense Reimbursement (Note 3)                                      79,198                --         134,866
   Administration fees                                                          38,464            39,362          39,248
   Custody and accounting fees                                                  75,169           141,079         190,372
   Distribution fee - Class B                                                  258,654           268,433         278,693
   Distribution fee - Class E                                                   14,621             7,172          11,449
   Transfer agent fees                                                          24,960            25,035          25,013
   Audit                                                                        16,592            16,592          17,381
   Legal                                                                        20,050            20,050          13,495
   Trustee fees and expenses                                                     9,068             9,068           9,068
   Shareholder reporting                                                            --                --             963
   Insurance                                                                     1,919             2,577           1,054
   Organizational expense                                                           --                --              --
   Other                                                                           346               409             285
                                                                   -------------------  ----------------  --------------
       Total expenses                                                        1,423,179         1,606,293       1,780,686
       Less fees waived and expenses reimbursed by the
          adviser                                                                   --           (55,675)             --
       Less broker commission recapture                                        (44,923)          (19,079)        (22,061)
                                                                   -------------------  ----------------  --------------
   Net expenses                                                              1,378,256         1,531,539       1,758,625
                                                                   -------------------  ----------------  --------------
   Net investment income (loss)                                                (78,825)       (1,218,582)        255,709
                                                                   -------------------  ----------------  --------------
Net Realized and Unrealized Gain (Loss) on
Investments, Futures Contracts, Options Contracts,
Swap Contracts and Foreign Currency Related
Transactions
   Net realized gain (loss) on:
       Investments                                                           2,398,416           850,167       2,379,122
       Futures contracts                                                            --           281,150              --
       Options contracts                                                            --           117,196              --
       Swap contracts                                                               --                --              --
       Foreign currency related transactions                                        --                --         (19,950)
                                                                   -------------------  ----------------  --------------
          Net realized gain (loss) on investments,
              futures contracts, options contracts,
              swap contracts and foreign currency
              related transactions                                           2,398,416         1,248,513       2,359,172
                                                                   -------------------  ----------------  --------------
   Unrealized appreciation (depreciation) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency
              Beginning of period                                           (1,615,059)       (2,411,966)       (356,288)
              End of period                                                 28,622,011        38,922,960      51,180,253
                                                                   -------------------  ----------------  --------------
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap contracts
       and foreign currency                                                 30,237,070        41,334,926      51,536,541
                                                                   -------------------  ----------------  --------------
   Net realized and unrealized gain (loss) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency
       related transactions                                                 32,635,486        42,583,439      53,895,713
                                                                   -------------------  ----------------  --------------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                                                 $32,556,661       $41,364,857     $54,151,422
                                                                   ===================  ================  ==============

-------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                         $     2,142       $       596     $   226,185
(2)Interest income includes security lending income of:                         11,290            45,532          42,119
 *For the period 5/1/2003 (commencement of operations)
  through 12/31/2003

                       See notes to financial statements


      Janus        J.P. Morgan    J.P. Morgan     Lord Abbett
Aggressive Growth  Quality Bond  Select Equity  America's Value
    Portfolio       Portfolio      Portfolio      Portfolio*
-----------------  ------------  -------------  ---------------
      $   894,597   $        --   $  1,809,627       $   84,868
          186,771     5,660,541         10,815           71,100
-----------------  ------------  -------------  ---------------
        1,081,368     5,660,541      1,820,442          155,968
-----------------  ------------  -------------  ---------------
        1,101,773       888,500        738,931           20,896
            7,791         3,743             --               --
           42,747        49,428         35,871              733
           87,238       117,148         67,578           32,549
          317,874       109,985         19,579            8,037
            3,067            --             --               --
           19,556        14,426         13,935            4,155
           16,591        17,005         16,122           16,159
           19,047        21,146         20,050            9,227
            9,068         9,068          9,068            6,294
            6,460         6,654             --              224
            2,343         8,001          5,605               --
               --            --             --            9,403
              524         1,078            753            3,063
-----------------  ------------  -------------  ---------------
        1,634,079     1,246,182        927,492          110,740
               --            --             --          (76,985)
          (72,614)           --        (14,505)              --
-----------------  ------------  -------------  ---------------
        1,561,465     1,246,182        912,987           33,755
-----------------  ------------  -------------  ---------------
         (480,097)    4,414,359        907,455          122,213
-----------------  ------------  -------------  ---------------
        4,479,917     4,617,355     (2,130,283)          44,690
               --      (803,628)       459,831               --
               --           193             --               --
               --       274,419             --               --
               21           (49)            --               --
-----------------  ------------  -------------  ---------------
        4,479,938     4,088,920     (1,670,452)          44,690
-----------------  ------------  -------------  ---------------
       (2,127,921)    5,849,945    (18,755,107)              --
       36,494,001     3,805,405     16,763,074          893,601
-----------------  ------------  -------------  ---------------
       38,621,922    (2,044,540)    35,518,181          893,601
-----------------  ------------  -------------  ---------------
       43,101,860     2,043,750     33,847,729          938,291
-----------------  ------------  -------------  ---------------
      $42,621,763   $ 6,458,109   $ 34,755,184       $1,060,504
=================  ============  =============  ===============

----------------------------------------------------------------
      $    17,608   $        --   $      1,948       $       98
           14,253        25,551          1,190               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003



                                                                                        Lord Abbett       Lord Abbett
                                                                                       Bond Debenture  Growth and Income
                                                                                         Portfolio         Portfolio
                                                                                       --------------  -----------------
Investment Income:
    Dividends (1)                                                                        $  2,066,428      $  27,941,140
    Interest (2)                                                                           44,967,357            254,347
                                                                                       --------------  -----------------
       Total investment income                                                             47,033,785         28,195,487
                                                                                       --------------  -----------------
Expenses:
    Investment advisory fee (Note 3)                                                        3,971,116          9,092,357
    Deferred Expense Reimbursement (Note 3)                                                   276,111             96,442
    Administration fees                                                                       175,918            414,801
    Custody and accounting fees                                                               157,498            183,425
    Distribution fee - Class B                                                              1,081,004          1,553,903
    Distribution fee - Class E                                                                 15,050                 --
    Transfer agent fees                                                                        24,256             15,519
    Audit                                                                                      17,228             17,746
    Legal                                                                                      20,050             43,962
    Trustee fees and expenses                                                                   9,067              8,774
    Shareholder reporting                                                                          --             96,255
    Insurance                                                                                  20,574             60,888
    Organization expense                                                                           --                 --
    Other                                                                                       3,133              7,769
                                                                                       --------------  -----------------
       Total expenses                                                                       5,771,005         11,591,841
       Less fees waived and expenses reimbursed by the adviser                                     --                 --
       Less broker commission recapture                                                            --           (115,559)
                                                                                       --------------  -----------------
    Net expenses                                                                            5,771,005         11,476,282
                                                                                       --------------  -----------------
    Net investment income (loss)                                                           41,262,780         16,719,205
                                                                                       --------------  -----------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts,
Options Contracts, Swap Contracts and Foreign Currency Related Transactions
    Net realized gain (loss) on:
    Investments                                                                             1,040,118        (19,337,483)
    Futures contracts                                                                              --                 --
    Options contracts                                                                              --                 --
    Foreign currency related transactions                                                          --                (96)
                                                                                       --------------  -----------------
           Net realized gain (loss) on investments, futures contracts, options
              contracts and foreign currency related transactions                           1,040,118        (19,337,579)
                                                                                       --------------  -----------------
    Unrealized appreciation (deprecitaion) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                             (14,780,755)      (147,881,803)
          End of period                                                                    59,281,208        316,767,202
                                                                                       --------------  -----------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                   74,061,963        464,649,005
                                                                                       --------------  -----------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                               75,102,081        445,311,426
                                                                                       --------------  -----------------
Net Increase (Decrease) in Net Assets Resulting from Operations                          $116,364,861      $ 462,030,631
                                                                                       ==============  =================

--------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $         --      $      65,506
(2)Interest income includes security lending income of:                                       122,902             87,791
 *For the period 5/1/2003 (commencement of operations) through 12/31/2003

                                                                                           Lord Abbett
                                                                                       Growth Opportunities
                                                                                            Portfolio
                                                                                       --------------------
Investment Income:
    Dividends (1)                                                                               $   113,192
    Interest (2)                                                                                      8,955
                                                                                       --------------------
       Total investment income                                                                      122,147
                                                                                       --------------------
Expenses:
    Investment advisory fee (Note 3)                                                                269,004
    Deferred Expense Reimbursement (Note 3)                                                              --
    Administration fees                                                                              14,518
    Custody and accounting fees                                                                      50,817
    Distribution fee - Class B                                                                       51,949
    Distribution fee - Class E                                                                           --
    Transfer agent fees                                                                              14,415
    Audit                                                                                            17,368
    Legal                                                                                            30,862
    Trustee fees and expenses                                                                         8,772
    Shareholder reporting                                                                            13,766
    Insurance                                                                                         1,421
    Organization expense                                                                                 --
    Other                                                                                               194
                                                                                       --------------------
       Total expenses                                                                               473,086
       Less fees waived and expenses reimbursed by the adviser                                      (78,081)
       Less broker commission recapture                                                                  --
                                                                                       --------------------
    Net expenses                                                                                    395,005
                                                                                       --------------------
    Net investment income (loss)                                                                   (272,858)
                                                                                       --------------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts,
Options Contracts, Swap Contracts and Foreign Currency Related Transactions
    Net realized gain (loss) on:
    Investments                                                                                   3,685,583
    Futures contracts                                                                                    --
    Options contracts                                                                                    --
    Foreign currency related transactions                                                                --
                                                                                       --------------------
           Net realized gain (loss) on investments, futures contracts, options
              contracts and foreign currency related transactions                                 3,685,583
                                                                                       --------------------
    Unrealized appreciation (deprecitaion) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                      (527,341)
          End of period                                                                           7,568,257
                                                                                       --------------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                          8,095,598
                                                                                       --------------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                                     11,781,181
                                                                                       --------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                 $11,508,323
                                                                                       ====================

------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                              $     1,205
(2)Interest income includes security lending income of:                                               8,220
 *For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

                              Oppenheimer
 Lord Abbett   MFS Research     Capital     PIMCO Inflation
Mid-Cap Value  International  Appreciation  Protected Bond
  Portfolio      Portfolio     Portfolio      Portfolio*
-------------  -------------  ------------  ---------------
  $ 2,638,490    $ 2,857,372  $  2,651,089      $        --
       20,479         73,200        92,440        1,957,444
-------------  -------------  ------------  ---------------
    2,658,969      2,930,572     2,743,529        1,957,444
-------------  -------------  ------------  ---------------
    1,028,597      1,262,462     1,814,031          747,433
       24,528             --        70,030               --
       42,587         49,229        74,979           37,548
       59,178        366,506       113,320           37,482
      176,044        278,881       715,438          371,955
           --          5,913            --               --
       14,315         23,742        14,566            8,698
       16,130         20,193        16,591           16,424
       20,050         32,412        20,050           10,503
        9,068          8,772         9,068            6,294
           --         21,963        14,986           11,030
        5,735          5,052         5,873               --
           --             --            --            9,403
          789          2,054         1,022            3,271
-------------  -------------  ------------  ---------------
    1,397,021      2,077,179     2,869,954        1,260,041
           --        (82,173)           --               --
           --         (1,618)      (30,429)              --
-------------  -------------  ------------  ---------------
    1,397,021      1,993,388     2,839,525        1,260,041
-------------  -------------  ------------  ---------------
    1,261,948        937,184       (95,996)         697,403
-------------  -------------  ------------  ---------------
    3,153,035      7,604,643     3,248,833        5,388,542
           --             --            --          273,844
           --             --            --          (12,031)
           --         65,947          (294)             290
-------------  -------------  ------------  ---------------

    3,153,035      7,670,590     3,248,539        5,650,645
-------------  -------------  ------------  ---------------
     (269,251)      (587,719)  (12,242,074)              --
   32,994,154     43,809,369    65,608,886        4,499,574
-------------  -------------  ------------  ---------------
   33,263,405     44,397,088    77,850,960        4,499,574
-------------  -------------  ------------  ---------------
   36,416,440     52,067,678    81,099,499       10,150,219
-------------  -------------  ------------  ---------------
  $37,678,388    $53,004,862  $ 81,003,503      $10,847,622
=============  =============  ============  ===============

------------------------------------------------------------
  $     8,906    $   347,751  $     26,053      $        --
        9,538         58,047        31,652               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003


                                                                                          PIMCO        PIMCO         PIMCO
                                                                                        Innovation  Money Market  Total Return
                                                                                        Portfolio    Portfolio     Portfolio
                                                                                       -----------  ------------  ------------
Investment Income:
    Dividends (1)                                                                      $    66,115    $       --   $    14,276
    Interest (2)                                                                            32,146     2,097,239    23,584,039
                                                                                       -----------  ------------  ------------
       Total investment income                                                              98,261     2,097,239    23,598,315
                                                                                       -----------  ------------  ------------
Expenses:
    Investment advisory fee (Note 3)                                                       623,323       726,163     4,621,218
    Deferred Expense Reimbursement (Note 3)                                                     --            --       133,278
    Administration fees                                                                     26,008        51,710       245,163
    Custody and accounting fees                                                            108,979        53,279       254,831
    Distribution fee - Class B                                                              84,436       444,910     1,661,757
    Distribution fee - Class E                                                               8,947            --       109,336
    Transfer agent fees                                                                     22,784        14,822        24,676
    Audit                                                                                   16,591        16,134        13,559
    Legal                                                                                   20,050        20,050        20,050
    Trustee fees and expenses                                                                9,068         9,068         9,068
    Shareholder reporting                                                                       --        13,189        29,625
    Insurance                                                                                1,464         6,615        30,927
    Other                                                                                      143           188         4,683
                                                                                       -----------  ------------  ------------
       Total expenses                                                                      921,793     1,356,128     7,158,171
       Less fees waived and expenses reimbursed by the adviser                              (6,135)      (13,354)           --
       Less broker commission recapture                                                   (136,670)           --            --
                                                                                       -----------  ------------  ------------
    Net expenses                                                                           778,988     1,342,774     7,158,171
                                                                                       -----------  ------------  ------------
    Net investment income (loss)                                                          (680,727)      754,465    16,440,144
                                                                                       -----------  ------------  ------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts,
Options Contracts, Swap Contracts and Foreign Currency Related Transactions
    Net realized gain (loss) on:
       Investments                                                                      19,832,646        12,497     5,886,715
       Futures contracts                                                                        --            --     8,740,012
       Options contracts                                                                        --            --     1,950,098
       Swap contracts                                                                           --            --     3,363,710
       Foreign currency related transactions                                                    --            --    (2,296,044)
                                                                                       -----------  ------------  ------------
           Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
              transactions                                                              19,832,646        12,497    17,644,491
                                                                                       -----------  ------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of year                                                             (1,188,577)           --     8,010,042
          End of year                                                                    6,369,136            --    12,175,545
                                                                                       -----------  ------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency                                                    7,557,713            --     4,165,503
                                                                                       -----------  ------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                            27,390,359        12,497    21,809,994
                                                                                       -----------  ------------  ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                        $26,709,632    $  766,962   $38,250,138
                                                                                       ===========  ============  ============

-------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                     $     7,032    $       --   $        --
(2)Interest income includes security lending income of:                                     23,676            --        42,118

                       See notes to financial statements

 Met/Putnam
   Capital      Met/Putnam   Third Avenue     T.Rowe Price
Opportunities    Research   Small Cap Value  Mid-Cap Growth
  Portfolio     Portfolio      Portfolio       Portfolio
-------------  -----------  ---------------  --------------
  $   628,397  $ 1,233,391      $ 2,255,289     $   688,241
       10,697       32,757           98,379         166,094
-------------  -----------  ---------------  --------------
      639,094    1,266,148        2,353,668         854,335
-------------  -----------  ---------------  --------------
      409,728      652,740        1,061,936       1,356,903
           --           --           72,372          36,100
       17,524       25,705           38,731          54,114
      107,040      100,906           70,120         134,533
        5,839      146,890          342,158         386,029
           --           --               --           7,705
       13,888       14,347           16,337          23,229
       16,130       12,456           15,596          16,590
       26,787       20,142           20,359          43,409
        9,068        9,068            9,068           9,068
           --        4,400            9,260              --
        2,310        2,629            1,810           3,747
          337          534            2,108             621
-------------  -----------  ---------------  --------------
      608,651      989,817        1,659,855       2,072,048
           --      (98,437)              --              --
         (722)     (25,486)              --        (119,043)
-------------  -----------  ---------------  --------------
      607,929      865,894        1,659,855       1,953,005
-------------  -----------  ---------------  --------------
       31,165      400,254          693,813      (1,098,670)
-------------  -----------  ---------------  --------------

    2,391,842    3,455,081        3,915,671       7,978,192
           --           --               --              --
           --        4,035               --              --
           --           --               --              --
           21           --           (4,200)              2
-------------  -----------  ---------------  --------------

    2,391,863    3,459,116        3,911,471       7,978,194
-------------  -----------  ---------------  --------------

   (3,404,243)  (3,313,695)        (871,905)       (502,097)
    6,400,725   12,227,828       52,139,186      52,431,771
-------------  -----------  ---------------  --------------

    9,804,968   15,541,523       53,011,091      52,933,868
-------------  -----------  ---------------  --------------

   12,196,831   19,000,639       56,922,562      60,912,062
-------------  -----------  ---------------  --------------
  $12,227,996  $19,400,893      $57,616,375     $59,813,392
=============  ===========  ===============  ==============

------------------------------------------------------------
  $       766  $    12,765      $    76,402     $     8,131
        9,841        2,101           31,705          23,205

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

December 31, 2003


                                                         Met/AIM                           Met/AIM
                                                Mid Cap Core Equity Portfolio     Small Cap Growth Portfolio
                                                ----------------------------      -------------------------
                                                 Year Ended      Year Ended        Year Ended    Year Ended
                                                December 31,    December 31,      December 31,  December 31,
                                                    2003            2002              2003          2002
                                                ------------------------------    --------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                 $    (78,825)   $     8,530       $ (1,218,582) $  (210,347)
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       and foreign currency related
       transactions                                2,398,416       (861,783)         1,248,513   (2,799,929)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                               30,237,070     (1,929,523)        41,334,926   (3,453,867)
                                                 ------------   -----------   -   ------------  -----------
   Net increase (decrease) in net assets
       resulting from operations                  32,556,661     (2,782,776)        41,364,857   (6,464,143)
                                                 ------------   -----------   -   ------------  -----------
Distributions to Shareholders:
   From net investment income
     Class A                                          (3,323)        (2,106)                --           --
     Class B                                              --         (3,343)                --           --
     Class E                                             (38)        (1,545)                --           --
   From net realized gains
     Class A                                         (35,056)        (2,977)                --           --
     Class B                                      (1,640,022)       (22,834)                --           --
     Class E                                        (154,430)        (2,901)                --           --
                                                 ------------   -----------   -   ------------  -----------
   Net decrease in net assets resulting from
       distributions                              (1,832,869)       (35,706)                --           --
                                                 ------------   -----------   -   ------------  -----------
Capital Share Transactions (Notes 4 and 12):
   Proceeds from shares sold
     Class A                                       3,035,428      4,799,244          5,571,606    8,589,891
     Class B                                     154,746,959     35,583,517        134,139,727   51,005,960
     Class E                                      13,507,687      5,664,509          9,321,197    4,950,300
   Net asset value of shares issued through
       acquisition
     Class A                                              --             --                 --           --
     Class B                                              --             --                 --           --
     Class E                                              --             --                 --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                          38,379          5,083                 --           --
     Class B                                       1,640,022         26,177                 --           --
     Class E                                         154,467          4,446                 --           --
   Cost of shares repurchased
     Class A                                      (3,929,539)       (22,738)        (8,690,614)    (386,771)
     Class B                                      (4,591,756)    (5,334,843)       (11,975,712)  (6,714,613)
     Class E                                        (574,008)    (1,141,608)        (4,130,987)  (3,009,728)
                                                 ------------   -----------   -   ------------  -----------
   Net increase (decrease) in net assets
       from capital share transactions           164,027,639     39,583,787        124,235,217   54,435,039
                                                 ------------   -----------   -   ------------  -----------
Total increase (decrease) in net assets          194,751,431     36,765,305        165,600,074   47,970,896
   Net assets at beginning of year                41,298,312      4,533,007         55,605,105    7,634,209
                                                 ------------   -----------   -   ------------  -----------
   Net assets at end of year                    $236,049,743    $41,298,312       $221,205,179  $55,605,105
                                                 ============   ===========   =   ============  ===========
   Net assets at end of year includes
       undistributed (distributions
       in excess of) net investment income      $     (1,968)   $       690       $     (3,318) $    (4,516)
                                                 ============   ===========   =   ============  ===========

                       See notes to financial statements

      Harris Oakmark                 Janus Aggressive
  International Portfolio            Growth Portfolio
---------------------------     --------------------------
 Year Ended    Year Ended        Year Ended    Year Ended
December 31,    December        December 31,    December
    2003        31, 2002            2003        31, 2002
----------------------------    --------------------------
$    255,709  $     33,994      $   (480,097) $   (43,965)

   2,359,172    (1,073,891)        4,479,938   (5,581,054)

  51,536,541      (865,769)       38,621,922   (2,849,034)
------------  ------------  -   ------------  -----------
  54,151,422    (1,905,666)       42,621,763   (8,474,053)
------------  ------------      ------------  -----------
     (72,010)       (7,005)               --       (1,654)
  (2,219,746)      (16,750)               --       (2,181)
    (191,391)       (1,956)               --           --
     (20,578)           --                --           --
    (713,780)           --                --           --
     (57,951)           --                --           --
------------  ------------      ------------  -----------
  (3,275,456)      (25,711)               --       (3,835)
------------  ------------      ------------  -----------
   8,155,873     5,531,115         3,893,275    3,639,904
 228,384,565    23,682,117       165,915,346   43,918,089
  26,534,559     2,186,933         1,904,656           --
          --            --        13,480,356           --
          --            --         6,029,324           --
          --            --         1,825,954           --
      92,588         7,005                --        1,654
   2,933,526        16,750                --        2,181
     249,342         1,955                --           --
  (6,437,137)       (9,159)       (4,356,693)        (446)
  (7,138,795)  (10,459,097)       (3,885,240)  (4,745,659)
  (7,824,450)     (600,188)         (453,848)          --
------------  ------------      ------------  -----------
 244,950,071    20,357,431       184,353,130   42,815,723
------------  ------------      ------------  -----------
 295,826,037    18,426,054       226,974,893   34,337,835
  24,176,466     5,750,412        49,553,023   15,215,188
------------  ------------      ------------  -----------
$320,002,503  $ 24,176,466      $276,527,916  $49,553,023
============  ============      ============  ===========

$ (1,767,662) $    (13,964)     $     (5,718) $    (6,269)
============  ============      ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                          J.P. Morgan
                                                    Quality Bond Portfolio
                                                  --------------------------
                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      2003          2002
                                                  ---------------------------
  Increase (Decrease) in Net Assets:
  Operations:
     Net investment income (loss)                 $  4,414,359  $  6,574,637
     Net realized gain (loss) on investments,
         futures contracts, options contracts,
         swap contracts and foreign currency
         related transactions                        4,088,290     1,372,512
     Net change in unrealized appreciation
         (depreciation) on investments,
         futures contracts, options contracts,
         swap contracts and foreign currency
         related transactions                       (2,044,540)    4,806,194
                                                  ------------  ------------
     Net increase (decrease) in net assets
         resulting from operations                   6,458,109    12,753,343
                                                  ------------  ------------
  Distributions to Shareholders:
     From net investment income
       Class A                                      (4,650,537)   (6,076,884)
       Class B                                      (2,210,520)   (1,352,065)
       Class E                                              --            --
     From net realized gains
       Class A                                              --            --
       Class B                                              --            --
       Class E                                              --            --
                                                  ------------  ------------
     Net decrease in net assets resulting from
         distributions                              (6,861,057)   (7,428,949)
                                                  ------------  ------------
  Capital Share Transactions (Note 4):
     Proceeds from shares sold
       Class A                                       4,996,780    17,927,918
       Class B                                      26,658,651    23,002,987
       Class E                                              --            --
     Net asset value of shares issued through
         dividend reinvestment
       Class A                                       4,650,537     6,076,884
       Class B                                       2,210,520     1,352,065
       Class E                                              --            --
     Cost of shares repurchased
       Class A                                     (29,129,302)  (20,179,414)
       Class B                                      (2,323,295)   (1,021,541)
       Class E                                              --            --
                                                  ------------  ------------
     Net increase (decrease) in net assets
         from capital share transactions             7,063,891    27,158,899
                                                  ------------  ------------
  Total increase (decrease) in net assets            6,660,943    32,483,293
     Net assets at beginning of year               165,774,448   133,291,155
                                                  ------------  ------------
     Net assets at end of year                    $172,435,391  $165,774,448
                                                  ============  ============
     Net assets at end of year includes
         undistributed (distributions in
         excess of) net investment income         $  4,615,407  $  6,861,054
                                                  ============  ============

* For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

                                Lord Abbett
        J.P. Morgan           America's Value
  Select Equity Portfolio        Portfolio
--------------------------    ---------------
 Year Ended    Year Ended      Period Ended
December 31,  December 31,     December 31,
    2003          2002             2003*
----------------------------  ----------------
$    907,455  $    695,769         $  122,213
  (1,670,452)  (26,816,498)            44,690
  35,518,181   (21,737,899)           893,601
------------  ------------         ----------
  34,755,184   (47,858,628)         1,060,504
------------  ------------         ----------
    (660,335)     (838,826)          (137,103)
     (35,437)      (48,274)                --
          --            --                 --
          --            --            (70,479)
          --            --                 --
          --            --                 --
------------  ------------         ----------
    (695,772)     (887,100)          (207,582)
------------  ------------         ----------
     222,343       314,806                 --
     978,050     3,781,031          8,075,711
          --            --                 --
     660,335       838,826                 --
      35,437        48,274            207,583
          --            --                 --
 (18,691,034)  (35,131,452)                --
    (498,791)     (323,149)          (163,418)
          --            --                 --
------------  ------------         ----------
 (17,293,660)  (30,471,664)         8,119,876
------------  ------------         ----------
  16,765,752   (79,217,392)         8,972,798
 115,699,407   194,916,799                 --
------------  ------------         ----------
$132,465,159  $115,699,407         $8,972,798
============  ============         ==========
$    907,455  $    695,772         $   (8,129)
============  ============         ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                        Lord Abbett
                                                                                 Bond Debenture Portfolio
                                                                               ----------------------------
                                                                                 Year Ended     Year Ended
                                                                                December 31,   December 31,
                                                                                    2003           2002
                                                                               ------------------------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income (loss)                                               $   41,262,780  $ 20,366,107
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                 1,040,118   (16,283,551)
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                            74,061,963    (6,270,922)
                                                                               --------------  ------------
    Net increase (decrease) in net assets resulting from operations               116,364,861    (2,188,366)
                                                                               --------------  ------------
Distributions to Shareholders:
    From net investment income
     Class A                                                                       (3,790,704)  (12,896,402)
     Class B                                                                      (11,830,812)   (5,165,839)
     Class E                                                                         (350,671)         (848)
    From net realized gains
     Class A                                                                               --            --
     Class B                                                                               --            --
     Class E                                                                               --            --
                                                                               --------------  ------------
    Net decrease in net assets resulting from distributions                       (15,972,187)  (18,063,089)
                                                                               --------------  ------------
Capital Share Transactions (Notes 4 and 12):
    Proceeds from shares sold
     Class A                                                                       27,516,248    13,069,643
     Class B                                                                      517,289,685   181,396,382
     Class E                                                                       23,507,252     2,178,240
    Net asset value of shares issued through acquisition
     Class A                                                                               --    70,161,352
     Class B                                                                               --            --
     Class E                                                                               --       344,984
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                        3,790,704    12,896,402
     Class B                                                                       11,830,813     5,165,839
     Class E                                                                          350,671           848
    Cost of shares repurchased
     Class A                                                                      (33,993,683)  (29,457,532)
     Class B                                                                      (32,180,605)  (19,361,164)
     Class E                                                                       (4,912,701)      (77,370)
                                                                               --------------  ------------
    Net increase (decrease) in net assets from capital share transactions         513,198,384   236,317,624
                                                                               --------------  ------------
Total increase (decrease) in net assets                                           613,591,058   216,066,169
    Net assets at beginning of year                                               402,069,812   186,003,643
                                                                               --------------  ------------
    Net assets at end of year                                                  $1,015,660,870  $402,069,812
                                                                               ==============  ============
    Net assets at end of year includes undistributed (distributions in excess
       of) net investment income                                               $   42,154,519  $ 15,707,655
                                                                               ==============  ============

                                                                                         Lord Abbett
                                                                                 Growth and Income Portfolio
                                                                               ------------------------------
                                                                                 Year Ended      Year Ended
                                                                                December 31,    December 31,
                                                                                    2003            2002
                                                                               -------------------------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income (loss)                                               $   16,719,205  $   11,486,892
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                               (19,337,579)    (14,613,963)
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                           464,649,005    (249,388,123)
                                                                               --------------  --------------
    Net increase (decrease) in net assets resulting from operations               462,030,631    (252,515,194)
                                                                               --------------  --------------
Distributions to Shareholders:
    From net investment income
     Class A                                                                      (10,764,233)     (9,220,759)
     Class B                                                                       (4,755,429)     (3,339,466)
     Class E                                                                               --              --
    From net realized gains
     Class A                                                                               --     (65,695,101)
     Class B                                                                               --     (24,220,593)
     Class E                                                                               --              --
                                                                               --------------  --------------
    Net decrease in net assets resulting from distributions                       (15,519,662)   (102,475,919)
                                                                               --------------  --------------
Capital Share Transactions (Notes 4 and 12):
    Proceeds from shares sold
     Class A                                                                      120,935,065      14,435,120
     Class B                                                                      554,777,532     282,039,942
     Class E                                                                               --              --
    Net asset value of shares issued through acquisition
     Class A                                                                       10,764,233              --
     Class B                                                                        4,755,429              --
     Class E                                                                               --              --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                       10,764,233      74,915,859
     Class B                                                                        4,755,429      27,560,060
     Class E                                                                               --              --
    Cost of shares repurchased
     Class A                                                                     (123,176,231)   (118,653,993)
     Class B                                                                       (8,900,035)     (1,963,920)
     Class E                                                                               --              --
                                                                               --------------  --------------
    Net increase (decrease) in net assets from capital share transactions         574,675,655     278,333,068
                                                                               --------------  --------------
Total increase (decrease) in net assets                                         1,021,186,624     (76,658,045)
    Net assets at beginning of year                                             1,227,544,546   1,304,202,591
                                                                               --------------  --------------
    Net assets at end of year                                                  $2,248,731,170  $1,227,544,546
                                                                               ==============  ==============
    Net assets at end of year includes undistributed (distributions in excess
       of) net investment income                                               $   12,686,324  $   11,486,877
                                                                               ==============  ==============

                       See notes to financial statements

       Lord Abbett                       Lord Abbett
Growth Opportunities Portfolio     Mid-Cap Value Portfolio
-----------------------------    --------------------------
 Year Ended      Year Ended       Year Ended    Year Ended
December 31,    December 31,     December 31,  December 31,
    2003            2002             2003          2002
-------------------------------  ---------------------------
$  (272,858)    $  (103,078)     $  1,261,948  $  1,067,587

  3,685,583      (2,844,545)        3,153,035     2,318,850

  8,095,598        (965,565)       33,263,405   (14,810,053)
-----------     -----------      ------------  ------------
 11,508,323      (3,913,188)       37,678,388   (11,423,616)
-----------     -----------      ------------  ------------
         --              --          (539,103)     (359,053)
         --              --          (505,069)     (235,825)
         --              --                --            --
         --              --        (1,323,324)   (2,989,513)
         --              --        (1,451,505)   (2,056,058)
         --              --                --            --
-----------     -----------      ------------  ------------
         --              --        (3,819,001)   (5,640,449)
-----------     -----------      ------------  ------------
  2,360,678       4,194,420         5,212,528    13,630,605
  4,309,011      11,057,301        30,035,072    38,576,058
         --              --                --            --
 21,444,194              --                --            --
  3,877,765              --                --            --
         --              --                --            --
         --              --         1,862,427     3,348,566
         --              --         1,956,574     2,291,883
         --              --                --            --
 (4,075,868)       (332,637)       (7,190,245)   (6,869,076)
 (1,667,438)     (2,830,269)         (665,205)     (228,084)
         --              --                --            --
-----------     -----------      ------------  ------------
 26,248,342      12,088,815        31,211,151    50,749,952
-----------     -----------      ------------  ------------
 37,756,665       8,175,627        65,070,538    33,685,887
 17,471,776       9,296,149       125,674,111    91,988,224
-----------     -----------      ------------  ------------
$55,228,441     $17,471,776      $190,744,649  $125,674,111
===========     ===========      ============  ============

$    (2,845)    $    (4,196)     $  1,208,161  $  1,044,170
===========     ===========      ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     MFS Research
                                                                                International Portfolio
                                                                              --------------------------
                                                                               Year Ended    Year Ended
                                                                              December 31,  December 31,
                                                                                  2003          2002
                                                                              ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                               $    937,184  $    164,036
   Net realized gain (loss) on investments, futures contracts, options
       contracts, and foreign currency related transactions                      7,670,590    (3,355,546)
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                            44,397,088      (966,367)
                                                                              ------------  ------------
   Net increase (decrease) in net assets resulting from operations              53,004,862    (4,157,877)
                                                                              ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                                                      (334,144)      (15,462)
     Class B                                                                    (1,026,225)      (77,895)
     Class E                                                                       (37,867)       (2,696)
   From net realized gains
     Class A                                                                            --            --
     Class B                                                                            --            --
     Class E                                                                            --            --
                                                                              ------------  ------------
   Net decrease in net assets resulting from distributions                      (1,398,236)      (96,053)
                                                                              ------------  ------------
Capital Share Transactions (Notes 4 and 12):
   Proceeds from shares sold
     Class A                                                                     6,925,398    15,763,526
     Class B                                                                   122,539,079    75,017,918
     Class E                                                                     4,144,092     1,963,234
   Net asset value of shares issued through acquisition
     Class A                                                                    49,225,451            --
     Class B                                                                     1,499,021            --
     Class E                                                                            --            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                       334,144        15,462
     Class B                                                                     1,026,225        77,895
     Class E                                                                        37,867         2,696
   Cost of shares repurchased
     Class A                                                                   (11,306,194)   (9,229,291)
     Class B                                                                   (43,701,146)  (19,440,587)
     Class E                                                                      (478,727)     (124,323)
                                                                              ------------  ------------
   Net increase (decrease) in net assets from capital share transactions       130,245,210    64,046,530
                                                                              ------------  ------------
Total increase (decrease) in net assets                                        181,851,836    59,792,600
   Net assets at beginning of year                                              78,268,195    18,475,595
                                                                              ------------  ------------
   Net assets at end of year                                                  $260,120,031  $ 78,268,195
                                                                              ============  ============
   Net assets at end of year includes undistributed (distributions in
       excess of) net investment income                                       $   (294,119) $     14,274
                                                                              ============  ============

* For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

                                        PIMCO
        Oppenheimer              Inflation Protected
Capital Appreciation Portfolio     Bond Portfolio
-----------------------------    -------------------
 Year Ended      Year Ended         Period Ended
December 31,    December 31,        December 31,
    2003            2002                2003*
-------------------------------  -------------------
$    (95,996)   $     (8,402)       $    697,403
   3,248,539      (2,166,283)          5,650,645
  77,850,960     (12,129,452)          4,499,574
 ------------   ------------        ------------
  81,003,503     (14,304,137)         10,847,622
 ------------   ------------        ------------
          --            (351)             (4,745)
          --          (4,242)         (1,085,411)
          --              --                  --
          --              --             (23,013)
          --              --          (7,066,642)
          --              --                  --
 ------------   ------------        ------------
          --          (4,593)         (8,179,811)
 ------------   ------------        ------------
     196,009       2,414,227           1,095,308
 348,213,281     113,740,604         367,720,499
          --              --                  --
          --              --                  --
          --              --                  --
          --              --                  --
          --             351              27,758
          --           4,242           8,152,053
          --              --                  --
    (673,058)     (1,500,314)             (1,021)
    (591,691)     (4,200,145)        (12,272,087)
          --              --                  --
 ------------   ------------        ------------
 347,144,541     110,458,965         364,722,510
 ------------   ------------        ------------
 428,148,044      96,150,235         367,390,321
 123,091,884      26,941,649                  --
 ------------   ------------        ------------
$551,239,928    $123,091,884        $367,390,321
 ============   ============        ============
$     (4,362)   $     (6,675)       $    (98,301)
 ============   ============        ============


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                          PIMCO
                                                                  Innovation Portfolio
                                                               --------------------------
                                                                Year Ended    Year Ended
                                                               December 31,  December 31,
                                                                   2003          2002
                                                               ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                $   (680,727) $   (277,461)
   Net realized gain (loss) on investments, futures
       contracts options contracts, swap contracts and
       foreign currency related transactions                     19,832,646   (19,688,462)
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency             7,557,713      (850,951)
                                                               ------------  ------------
   Net increase (decrease) in net assets resulting from
       operations                                                26,709,632   (20,816,874)
                                                               ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                                             --            --
     Class B                                                             --            --
     Class E                                                             --            --
   From net realized gains
     Class A                                                             --            --
     Class B                                                             --            --
     Class E                                                             --            --
                                                               ------------  ------------
   Net decrease in net assets resulting from distributions               --            --
                                                               ------------  ------------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                                     47,831,642    37,581,364
     Class B                                                     45,140,135    18,116,225
     Class E                                                     13,812,222     1,547,548
   Net asset value of shares issued through dividend
       reinvestment
     Class A                                                             --            --
     Class B                                                             --            --
     Class E                                                             --            --
   Cost of shares repurchased
     Class A                                                    (23,728,230)  (28,314,925)
     Class B                                                     (9,838,939)   (4,283,264)
     Class E                                                     (1,802,449)     (114,277)
                                                               ------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                              71,414,381    24,532,671
                                                               ------------  ------------
Total increase (decrease) in net assets                          98,124,013     3,715,797
   Net assets at beginning of year                               29,368,150    25,652,353
                                                               ------------  ------------
   Net assets at end of year                                   $127,492,163  $ 29,368,150
                                                               ============  ============
   Net assets at end of year includes undistributed
       (distributions in excess of) net investment income      $     (5,015) $     (7,398)
                                                               ============  ============

                       See notes to financial statements

           PIMCO                           PIMCO
   Money Market Portfolio         Total Return Portfolio
----------------------------   -----------------------------
  Year Ended    Year Ended       Year Ended     Year Ended
 December 31,  December 31,     December 31,   December 31,
     2003          2002             2003           2002
-----------------------------  -----------------------------
$     754,465  $    737,775    $   16,440,144  $  8,667,604

       12,497         8,897        17,644,491    13,317,257

           --            --         4,165,503     7,466,102
-------------  ------------    --------------  ------------
      766,962       746,672        38,250,138    29,450,963
-------------  ------------    --------------  ------------
      (22,039)       (6,052)       (2,208,989)           --
     (744,923)     (740,620)       (9,374,791)           --
           --            --        (1,300,818)           --
           --            --        (1,814,197)           --
           --            --        (8,082,307)           --
           --            --        (1,079,008)           --
-------------  ------------    --------------  ------------
     (766,962)     (746,672)      (23,860,110)           --
-------------  ------------    --------------  ------------
   16,078,401     4,755,921        66,737,321   105,065,578
  221,367,123   176,836,037       578,544,219   376,072,673
           --            --        95,455,841    28,769,037
       26,703         6,052         4,023,186            --
      744,955       740,620        17,457,098            --
           --            --         2,379,826            --
  (10,856,104)   (4,757,150)      (35,211,581)  (18,937,372)
 (181,235,075)  (75,592,383)     (140,037,920)  (13,222,572)
           --            --        (8,065,787)     (627,735)
-------------  ------------    --------------  ------------
   46,126,003   101,989,097       581,282,203   477,119,609
-------------  ------------    --------------  ------------
   46,126,003   101,989,097       595,672,231   506,570,572
  128,539,845    26,550,748       611,913,103   105,342,531
-------------  ------------    --------------  ------------
$ 174,665,848  $128,539,845    $1,207,585,334  $611,913,103
=============  ============    ==============  ============
$      (4,611) $     (5,420)   $   45,031,897  $ 12,017,735
=============  ============    ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                    Met/Putnam Capital               Met/Putnam
                                                 Opportunities Portfolio         Research Portfolio
                                                -------------------------    --------------------------
                                                 Year Ended   Year Ended      Year Ended    Year Ended
                                                December 31, December 31,    December 31,  December 31,
                                                    2003         2002            2003          2002
                                                ---------------------------  ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                 $    31,165  $      2,915    $    400,254  $    302,299
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                               2,391,863   (12,768,716)      3,459,116    (7,353,389)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              9,804,968    (2,574,228)     15,541,523    (5,278,837)
                                                -----------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                 12,227,996   (15,340,029)     19,400,893   (12,329,927)
                                                -----------  ------------    ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                             --       (47,428)         (6,783)     (135,829)
     Class B                                             --        (1,467)             --      (144,587)
     Class E                                             --            --              --            --
   From net realized gains
     Class A                                             --            --              --            --
     Class B                                             --            --              --            --
     Class E                                             --            --              --            --
                                                -----------  ------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                     --       (48,895)         (6,783)     (280,416)
                                                -----------  ------------    ------------  ------------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                        271,623     1,357,997         374,563     8,651,118
     Class B                                        646,146     1,786,510      49,293,533    29,021,704
     Class E                                             --            --              --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             --        47,428           6,783       135,829
     Class B                                             --         1,467              --       144,587
     Class E                                             --            --              --            --
   Cost of shares repurchased
     Class A                                     (8,979,374)  (16,052,854)     (8,878,105)   (9,563,003)
     Class B                                       (371,559)     (212,447)     (6,814,837)  (13,522,533)
     Class E                                             --            --              --            --
                                                -----------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions           (8,433,164)  (13,071,899)     33,981,937    14,867,702
                                                -----------  ------------    ------------  ------------
Total increase (decrease) in net assets           3,794,832   (28,460,823)     53,376,047     2,257,359
   Net assets at beginning of year               49,229,573    77,690,396      60,453,664    58,196,305
                                                -----------  ------------    ------------  ------------
   Net assets at end of year                    $53,024,405  $ 49,229,573    $113,829,711  $ 60,453,664
                                                ===========  ============    ============  ============
   Net assets at end of year includes
       undistributed (distributions
       in excess of) net investment income      $        --  $         --    $     69,092  $    (20,295)
                                                ===========  ============    ============  ============

* For the period 5/1/2002 (commencement of operations) through 12/31/2002

                       See notes to financial statements

       Third Avenue                 T. Rowe Price
Small Cap Value Portfolio     Mid-Cap Growth Portfolio
-------------------------    --------------------------
 Year Ended   Period Ended    Year Ended    Year Ended
December 31,  December 31,   December 31,  December 31,
    2003         2002*           2003          2002
---------------------------  ---------------------------
$    693,813  $    86,495    $ (1,098,670) $   (248,890)
   3,911,471       51,703       7,978,194   (26,784,134)
  53,011,091     (871,905)     52,933,868      (608,533)
------------  -----------    ------------  ------------
  57,616,375     (733,707)     59,813,392   (27,641,557)
------------  -----------    ------------  ------------
     (21,351)      (9,664)             --            --
    (692,095)     (66,065)             --            --
          --           --              --            --
     (36,854)      (6,087)             --       (93,921)
  (1,784,097)     (45,614)             --      (354,168)
          --           --              --       (11,926)
------------  -----------    ------------  ------------
  (2,534,397)    (127,430)             --      (460,015)
------------  -----------    ------------  ------------
     880,623    4,990,886      17,278,066    17,519,418
 222,099,823   34,145,908     197,317,420    62,392,181
          --           --       7,170,861     2,749,424
      58,205       15,751              --        93,921
   2,476,193      111,679              --       354,168
          --           --              --        11,926
    (551,941)         (43)     (5,220,378)   (5,285,892)
  (3,533,554)    (834,600)     (3,556,860)   (5,758,265)
          --           --        (147,755)     (273,115)
------------  -----------    ------------  ------------
 221,429,349   38,429,583     212,841,354    71,803,766
------------  -----------    ------------  ------------
 276,511,327   37,568,446     272,654,746    43,702,194
  37,568,446           --      80,678,336    36,976,142
------------  -----------    ------------  ------------
$314,079,773  $37,568,446    $353,333,082  $ 80,678,336
============  ===========    ============  ============
$     26,333  $    12,327    $    (13,263) $     (9,533)
============  ===========    ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Met/AIM Mid Cap Core Equity Portfolio            ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 9.85     $  0.01 (a)     $ 2.58 (a)    $  2.59    $ (0.01)
       01/03/2002 to 12/31/2002 (b)                       10.98        0.03 (a)      (1.15)(a)     (1.12)       0.00+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       12/31/2003                                          9.83       (0.01)(a)       2.57 (a)       2.56          --
       12/31/2002                                         11.02       0.00+ (a)      (1.18)(a)     (1.18)     (0.00)+
       10/09/2001 to 12/31/2001 (c)                       10.00       0.00+ (a)       1.03 (a)       1.03      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          9.84       0.00+ (a)       2.58 (a)       2.58     (0.00)+
       04/01/2002 to 12/31/2002 (d)                       11.60        0.01 (a)      (1.76)(a)     (1.75)     (0.00)+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Met/AIM Small Cap Growth Portfolio               ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 8.65     $ (0.08)(a)     $ 3.46 (a)    $  3.38    $     --
       01/03/2002 to 12/31/2002 (b)                       11.85       (0.06)(a)      (3.14)(a)     (3.20)          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          8.62       (0.11)(a)       3.46 (a)       3.35          --
       12/31/2002                                         11.89       (0.08)(a)      (3.19)(a)     (3.27)          --
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       1.91 (a)       1.89          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          8.64       (0.10)(a)       3.47 (a)       3.37          --
       04/01/2002 to 12/31/2002 (d)                       11.54       (0.05)(a)      (2.85)(a)     (2.90)          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Harris Oakmark International Portfolio (g)       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 8.89     $  0.08 (a)     $ 3.06 (a)    $  3.14    $ (0.11)
       01/03/2002 to 12/31/2002 (b)                       10.81        0.06 (a)      (1.97)(a)     (1.91)      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          8.87        0.02 (a)       3.08 (a)       3.10      (0.10)
       12/31/2002                                         10.84        0.01 (a)      (1.97)(a)     (1.96)      (0.01)
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       0.99 (a)       0.97      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          8.87        0.03 (a)       3.08 (a)       3.11      (0.10)
       04/01/2002 to 12/31/2002 (d)                       10.70       (0.01)(a)      (1.81)(a)     (1.82)      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Janus Aggressive Growth Portfolio                ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 5.37     $ (0.01)(a)     $ 1.67 (a)    $  1.66    $     --
       01/03/2002 to 12/31/2002 (b)                        7.44        0.01 (a)      (2.08)(a)     (2.07)     (0.00)+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          5.34          (0.02)       1.67 (a)       1.65          --
       12/31/2002                                          7.40       (0.01)(a)      (2.05)(a)     (2.06)     (0.00)+
       02/12/2001 to 12/31/2001 (e)                       10.00      (0.00)+(a)      (2.60)(a)     (2.60)          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       04/17/2003 to 12/31/2003 (f)                        5.65       (0.01)(a)       1.35 (a)       1.34          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Met/AIM Mid Cap Core Equity Portfolio            -------------

       Class A
       12/31/2003                                        $(0.10)
       01/03/2002 to 12/31/2002 (b)                       (0.01)
-------------------------------------                 -------------
       Class B
       12/31/2003                                         (0.10)
       12/31/2002                                         (0.01)
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       12/31/2003                                         (0.10)
       04/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------
     Met/AIM Small Cap Growth Portfolio               -------------

       Class A
       12/31/2003                                        $    --
       01/03/2002 to 12/31/2002 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       12/31/2003                                             --
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------                 -------------
     Harris Oakmark International Portfolio (g)       -------------

       Class A
       12/31/2003                                        $(0.03)
       01/03/2002 to 12/31/2002 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                         (0.03)
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                       (0.12)
-------------------------------------                 -------------

       Class E
       12/31/2003                                         (0.03)
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------                 -------------
     Janus Aggressive Growth Portfolio                -------------

       Class A
       12/31/2003                                        $    --
       01/03/2002 to 12/31/2002 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class E
       04/17/2003 to 12/31/2003 (f)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/03/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--04/17/2003.
(g) Effective 01/01/2003 Harris Associates L.P. became the Portfolio's adviser.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets**    Rebates**    Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $ (0.11)     $12.33      26.42%       $  4.5        0.93%        0.92%      0.96%(h)         0.10%        36.2%
    (0.01)       9.85     (10.18)          4.2        0.90*        0.86*         1.64*         0.26*        37.1*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.10)      12.29       26.03        211.8         1.19         1.19       1.15(h)        (0.08)         36.2
    (0.01)       9.83     (10.73)         32.8         1.15         1.12          1.91            --         37.1
    (0.01)      11.02       10.26          4.5        1.15*          N/A         7.18*       (0.06)*        18.0*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.10)      12.32       26.35         19.8         1.09         1.08       1.07(h)          0.02         36.2
    (0.01)       9.84     (15.17)          4.3        1.05*        1.02*         1.75*         0.13*        37.1*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $     --     $12.03      39.08%       $  6.2        1.04%          N/A         1.16%       (0.78)%        29.8%
        --       8.65     (27.00)          6.7        1.05*       1.03%*         2.10*       (0.64)*        19.50
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      11.97       38.86        206.3         1.30          N/A          1.36        (1.04)         29.8
        --       8.62     (27.50)         47.1         1.30         1.28          2.32        (0.87)         19.5
        --      11.89       18.90          7.6        1.30*          N/A         5.22*       (0.92)*          5.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      12.01       39.00          8.6         1.20          N/A          1.25        (0.94)         29.8
        --       8.64     (25.13)          1.8        1.20*        1.18*         2.23*       (0.77)*         19.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $ (0.14)     $11.89      35.36%       $  8.4        1.16%        1.15%      1.21%(h)         0.80%        22.1%
    (0.01)       8.89     (17.64)          4.8        1.10*        1.08*         2.49*         0.68*         82.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.13)      11.84       34.96        288.0         1.43         1.43       1.33(h)          0.17         22.1
    (0.01)       8.87     (18.09)         17.9         1.35         1.31          2.64          0.15         82.0
    (0.13)      10.84        9.69          5.8        1.35*          N/A         5.69*       (0.07)*         22.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.13)      11.85       35.14         23.6         1.33         1.33       1.24(h)          0.24         22.1
    (0.01)       8.87     (16.99)          1.5        1.25*        1.22*         2.42*       (0.16)*         82.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $     --     $ 7.03      30.91%       $ 19.9       0.89%*       0.89%*      0.90%(h)      (0.09)%*        91.5%
   (0.00)+       5.37     (27.78)          2.7         0.85         0.77          1.43          0.11         92.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.99       30.90        252.6         1.14         1.13       1.18(h)        (0.37)         91.5
   (0.00)+       5.34     (27.83)         46.8         1.10         1.00          1.69        (0.18)         92.7
        --       7.40     (26.00)         15.2        1.10*          N/A         4.03*       (0.11)*         98.4
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.99       23.72          4.1        1.05*        1.05*      1.04*(h)       (0.26)*         91.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                           Net Asset Net        Net Realized/             Dividends  Distributions
                                           Value     Investment Unrealized     Total from from Net   from Net
Selected Per Share Data for the Year or    Beginning Income     Gain (Loss) on Investment Investment Realized
Period Ended:                              of Period (Loss)     Investments    Operations Income     Capital Gains
J.P. Morgan Quality Bond Portfolio         --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $11.87    $0.32(a)    $ 0.15 (a)    $  0.47    $(0.49)      $    --
 12/31/2002                                  11.41     0.54(a)      0.48 (a)       1.02     (0.56)           --
 12/31/2001                                  11.19     0.64(a)      0.13 (a)       0.77     (0.55)           --
 12/31/2000                                  10.67        0.75          0.42       1.17     (0.65)           --
 12/31/1999                                  11.02        0.46        (0.63)     (0.17)     (0.12)       (0.06)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                  11.82     0.29(a)      0.15 (a)       0.44     (0.49)           --
 12/31/2002                                  11.40     0.47(a)      0.51 (a)       0.98     (0.56)           --
 04/03/2001 to 12/31/2001 (b)                11.52     0.39(a)      0.04 (a)       0.43     (0.55)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
J.P. Morgan Select Equity Portfolio        --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $ 9.49    $0.08(a)    $ 3.10 (a)    $  3.18    $(0.07)      $    --
 12/31/2002                                  12.86     0.05(a)     (3.35)(a)     (3.30)     (0.07)           --
 12/31/2001                                  14.03     0.06(a)     (0.89)(a)     (0.83)     (0.06)       (0.28)
 12/31/2000                                  16.11        0.06        (1.00)     (0.94)     (0.08)       (1.06)
 12/31/1999                                  16.07        0.07          1.45       1.52     (0.04)       (1.44)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                   9.45     0.06(a)      3.08 (a)       3.14     (0.05)           --
 12/31/2002                                  12.83     0.03(a)     (3.34)(a)     (3.31)     (0.07)           --
 04/03/2001 to 12/31/2001 (b)                12.35     0.03(a)      0.79 (a)       0.82     (0.06)       (0.28)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
Lord Abbett America's Value Portfolio      --------- ---------- -------------- ---------- ---------- -------------
 Class B
 05/01/2003 to 12/31/2003 (c)               $10.00    $0.28(a)    $ 1.81 (a)    $  2.09    $(0.19)      $(0.10)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
Lord Abbett Bond Debenture Portfolio       --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $10.24    $0.73(a)    $ 1.27 (a)    $  2.00    $(0.20)      $    --
 12/31/2002                                  11.22     0.77(a)     (0.79)(a)     (0.02)     (0.96)           --
 12/31/2001                                  11.75     0.90(a)     (0.48)(a)       0.42     (0.95)           --
 12/31/2000                                  12.48        1.00        (0.90)       0.10     (0.83)           --
 12/31/1999                                  12.38        0.71        (0.29)       0.42     (0.24)       (0.08)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                  10.21     0.69(a)      1.46 (a)       2.15     (0.20)       (0.19)
 12/31/2002                                  11.20     0.72(a)     (0.76)(a)     (0.04)     (0.95)           --
 03/22/2001 to 12/31/2001 (d)                12.03     0.64(a)     (0.52)(a)       0.12     (0.95)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class E
 12/31/2003                                  10.22     0.70(a)      1.28 (a)       1.98     (0.20)           --
 04/01/2002 to 12/31/2002 (e)                11.27     0.53(a)     (0.62)(a)     (0.09)     (0.96)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
Lord Abbett Growth and Income Portfolio    --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $18.86    $0.23(a)    $ 5.56 (a)    $  5.79    $(0.24)      $    --
 12/31/2002                                  25.05     0.21(a)     (4.67)(a)     (4.46)     (0.21)       (1.52)
 12/31/2001                                  26.82     0.25(a)     (1.80)(a)     (1.55)     (0.22)           --
 12/31/2000                                  24.07          --          3.26       3.26     (0.28)       (0.23)
 01/08/1999 to 12/31/1999 (f)                21.60     0.27(a)      2.20 (a)       2.47         --           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                  18.78     0.18(a)      5.54 (a)       5.72     (0.21)           --
 12/31/2002                                  25.01     0.17(a)     (4.67)(a)     (4.50)     (0.21)       (1.52)
 03/22/2001 to 12/31/2001 (d)                23.59     0.13(a)      1.51 (a)       1.64     (0.22)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2003.
(d) Commencement of operations--03/22/2001.
(e) Commencement of operations--04/01/2002.
(f) Commencement of operations--01/08/1999.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets**    Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.49)       $11.85      4.01%     $  115.6       0.67%         N/A        0.67%(g)       2.66%        613.4%
    (0.56)        11.87       8.94        134.9        0.60         N/A            0.71        4.53         282.5
    (0.55)        11.41       7.03        126.0        0.60         N/A            0.70        5.59         229.4
    (0.65)        11.19      11.42         93.2        0.64         N/A            0.72        6.33         221.9
    (0.18)        10.67     (1.54)         95.6        0.64         N/A            0.71        5.67         369.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.49)        11.78       3.78         56.8        0.92         N/A         0.91(g)        2.39         613.4
    (0.56)        11.82       8.59         30.8        0.85         N/A            0.96        3.95         282.5
    (0.55)        11.40       3.87          7.3       0.85*         N/A           0.95*       4.40*         229.4
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.07)       $12.60     33.50%     $  122.9       0.76%       0.75%             N/A       0.78%         80.2%
    (0.07)         9.49    (25.65)        108.9        0.79        0.79             N/A        0.47          63.7
    (0.34)        12.86     (6.05)        189.6        0.73         N/A             N/A        0.43          79.3
    (1.14)        14.03     (6.18)        227.4        0.75         N/A             N/A        0.39          77.6
    (1.48)        16.11       9.71        249.7        0.77         N/A             N/A        0.55         133.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.05)        12.54      33.20          9.6        1.01        1.00             N/A        0.54          80.2
    (0.07)         9.45    (25.83)          6.8        1.05        1.05             N/A        0.25          63.7
    (0.34)        12.83       6.56          5.3       0.98*         N/A             N/A       0.28*          79.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.29)       $11.80     21.05%     $    9.0      1.05%*         N/A          3.44%*      3.78%*         56.2%
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.20)       $12.04     19.52%     $  234.6       0.70%         N/A        0.67%(g)       6.52%         36.9%
    (0.96)        10.24     (0.39)        202.1        0.70         N/A            0.77        7.43          45.8
    (0.95)        11.22       3.76        154.2        0.72         N/A            0.75        7.76          66.2
    (0.83)        11.75       0.87        155.2        0.85         N/A            0.86        7.78          64.9
    (0.32)        12.48       3.40        170.2        0.85         N/A            0.86        6.74          46.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.39)        11.97      19.15        758.2        0.96         N/A         0.91(g)        6.11          36.9
    (0.95)        10.21     (0.57)        197.4        0.95         N/A            1.05        7.12          45.8
    (0.95)        11.20       1.17         31.8       0.95*         N/A           0.98*       7.38*          66.2
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.20)        12.00      19.35         22.8        0.86         N/A         0.81(g)        6.10          36.9
    (0.96)        10.22  (1.03)(c)          2.5       0.85*         N/A           0.98*       7.12*          45.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.24)       $24.41     31.06%     $1,167.7       0.62%       0.61%        0.62%(g)       1.13%         37.0%
    (1.73)        18.86    (17.95)        890.2        0.65        0.63            0.67        0.94          55.4
    (0.22)        25.05     (5.77)      1,205.5        0.64         N/A            0.64        1.04          69.7
    (0.51)        26.82      14.68        944.6        0.70         N/A             N/A        1.32          51.7
        --        24.07      11.38        887.0       0.70*         N/A            N/A*       1.24*          70.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.21)        24.29      30.73      1,081.0        0.86        0.86         0.86(g)        0.87          37.0
    (1.73)        18.78    (18.12)        337.3        0.90        0.88            0.93        0.78          55.4
    (0.22)        25.01       6.96         98.7       0.89*         N/A           0.89*       0.72*          69.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Lord Abbett Growth Opportunities Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $ 6.78     $(0.05)(a)     $ 2.51 (a)    $  2.46    $    --
       12/31/2002                                             8.95      (0.04)(a)      (2.13)(a)     (2.17)         --
       05/01/2001 to 12/31/2001 (b)                           9.58      (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                             6.75      (0.07)(a)       2.48 (a)       2.41         --
       12/31/2002                                             8.93      (0.06)(a)      (2.12)(a)     (2.18)         --
       02/12/2001 to 12/31/2001 (c)                          10.00      (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Lord Abbett Mid-Cap Value Portfolio              ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $14.41     $ 0.15 (a)     $ 3.62 (a)    $  3.77    $(0.11)
       12/31/2002                                            16.64       0.16 (a)      (1.71)(a)     (1.55)     (0.07)
       12/31/2001                                            16.92       0.14 (a)       1.14 (a)       1.28     (0.08)
       12/31/2000                                            11.17           0.08           5.79       5.87     (0.04)
       12/31/1999                                            10.58           0.04           0.56       0.60     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                            14.35       0.11 (a)       3.60 (a)       3.71     (0.09)
       12/31/2002                                            16.62       0.13 (a)      (1.72)(a)     (1.59)     (0.07)
       04/03/2001 to 12/31/2001 (d)                          16.41       0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     MFS Research International Portfolio             ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $ 7.49     $ 0.06 (a)     $ 2.34 (a)    $  2.40    $(0.08)
       12/31/2002                                             8.48       0.06 (a)      (1.04)(a)     (0.98)     (0.01)
       05/01/2001 to 12/31/2001 (b)                           9.55      (0.01)(a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                             7.47       0.05 (a)       2.33 (a)       2.38     (0.06)
       12/31/2002                                             8.48       0.03 (a)      (1.03)(a)     (1.00)     (0.01)
       02/12/2001 to 12/31/2001 (c)                          10.00       0.01 (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                             7.48       0.05 (a)       2.34 (a)       2.39     (0.07)
       12/31/2002                                             8.48       0.03 (a)      (1.02)(a)     (0.99)     (0.01)
       10/31/2001 to 12/31/2001 (e)                           8.15      (0.01)(a)       0.35 (a)       0.34     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Oppenheimer Capital Appreciation Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $ 6.47     $     0.01     $ 1.85 (a)    $  1.86    $    --
       01/03/2002 to 12/31/2002 (f)                           8.57       0.01+(a)      (2.11)(a)     (2.10)     0.00 +
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                             6.45             --       1.84 (a)       1.84         --
       12/31/2002                                             8.57         --+(a)      (2.12)(a)     (2.12)     0.00 +
       02/12/2001 to 12/31/2001 (c)                          10.00         --+(a)      (1.43)(a)     (1.43)     0.00 +
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     PIMCO Inflation Protected Bond Portfolio         ------------ -------------- -------------- ---------- ----------

       Class A
       05/01/2003 to 12/31/2003 (g)                         $10.00     $ 0.07 (a)     $ 0.47 (a)    $  0.54    $(0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       05/01/2003 to 12/31/2003 (g)                          10.00       0.07 (a)       0.46 (a)       0.53     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Lord Abbett Growth Opportunities Portfolio       -------------

       Class A
       12/31/2003                                           $    --
       12/31/2002                                                --
       05/01/2001 to 12/31/2001 (b)                              --
-------------------------------------                 -------------

       Class B
       12/31/2003                                                --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------                 -------------
     Lord Abbett Mid-Cap Value Portfolio              -------------

       Class A
       12/31/2003                                           $(0.27)
       12/31/2002                                            (0.61)
       12/31/2001                                            (1.48)
       12/31/2000                                            (0.08)
       12/31/1999                                                --
-------------------------------------                 -------------

       Class B
       12/31/2003                                            (0.27)
       12/31/2002                                            (0.61)
       04/03/2001 to 12/31/2001 (d)                          (1.48)
-------------------------------------                 -------------
     MFS Research International Portfolio             -------------

       Class A
       12/31/2003                                           $    --
       12/31/2002                                                --
       05/01/2001 to 12/31/2001 (b)                              --
-------------------------------------                 -------------

       Class B
       12/31/2003                                                --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------                 -------------

       Class E
       12/31/2003                                                --
       12/31/2002                                                --
       10/31/2001 to 12/31/2001 (e)                              --
-------------------------------------                 -------------
     Oppenheimer Capital Appreciation Portfolio       -------------

       Class A
       12/31/2003                                           $    --
       01/03/2002 to 12/31/2002 (f)                              --
-------------------------------------                 -------------

       Class B
       12/31/2003                                                --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------                 -------------
     PIMCO Inflation Protected Bond Portfolio         -------------

       Class A
       05/01/2003 to 12/31/2003 (g)                         $(0.21)
-------------------------------------                 -------------

       Class B
       05/01/2003 to 12/31/2003 (g)                          (0.21)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--04/03/2001.
(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--01/03/2002.
(g) Commencement of operations--05/01/2003.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets **   Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 9.24      36.43%       $ 27.6        0.90%         N/A             1.04%    (0.57)%        119.0%
        --       6.78     (24.25)          3.8         0.85         N/A              1.69     (0.52)          89.6
        --       8.95      (6.58)          0.9        0.85*         N/A             5.19*    (0.54)*          89.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       9.16       35.70         27.6         1.14         N/A              1.39     (0.83)         119.0
        --       6.75     (24.41)         13.7         1.10         N/A              1.98     (0.77)          89.6
        --       8.93     (10.70)          8.4        1.10*         N/A             5.44*    (0.78)*          89.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.38)     $17.80      26.15%       $ 90.8        0.83%        N/A%          0.82%(h)      0.98%         18.8%
    (0.68)      14.41      (9.31)         74.0         0.89        0.89              0.90       1.04          29.0
    (1.56)      16.64        8.10         75.1         0.92         N/A              0.94       0.86          40.0
    (0.12)      16.92       52.87         60.0         1.26         N/A         N/A             0.79          66.4
    (0.01)      11.17        5.71         29.4         1.25         N/A              1.41       0.50          64.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.36)      17.70      25.87%        100.0         1.08         N/A           1.06(h)       0.73          18.8
    (0.68)      14.35      (9.58)         51.6         1.14        1.14              1.16       0.83          29.0
    (1.56)      16.62       11.33         16.9        1.15*         N/A             1.17*      0.68*          40.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.08)     $ 9.81      32.20%       $ 67.3        1.09%       1.09%             1.11%      0.68%         99.0%
    (0.01)       7.49     (11.52)          9.4         1.00        1.00              1.86       0.73         114.1
    (0.02)       8.48     (11.04)          3.7        1.00*         N/A             5.08*    (0.01)*         133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.06)       9.79      32.04%        186.0        1.33%       1.33%             1.39%      0.56%          99.0
    (0.01)       7.47     (11.80)         67.1         1.25        1.25              2.07       0.34         114.1
    (0.01)       8.48     (15.14)         14.7        1.25*         N/A             5.33*      0.13*         133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.07)       9.80      32.09%         6.88        1.23%       1.23%             1.28%      0.59%          99.0
    (0.01)       7.48     (11.65)          1.8         1.15        1.15              1.82       0.34         114.1
    (0.01)       8.48        4.22           --        1.15*         N/A             5.23*    (1.02)*         133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 8.33      28.75%       $  0.2       0.72%*       0.72%         0.75%*(h)     0.07%*         36.6%
      0.00       6.47     (24.47)          0.7         0.75         N/A              0.99       0.17          20.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       8.29       28.53        551.0         0.99        0.99           0.98(h)     (0.03)          36.6
      0.00       6.45     (24.73)        122.4         1.00         N/A              1.22     (0.02)          20.6
        --       8.57     (14.27)         26.9        1.00*         N/A             3.21*      0.04*          29.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.25)     $10.29       5.47%       $  1.1       0.70%*         N/A            0.74%*     0.72%*       935.0%*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.24)      10.29        5.35        366.2        0.84*         N/A             0.84*      0.64*        935.0*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
   PIMCO Innovation Portfolio                         ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $ 3.06      $(0.04)(a)     $ 1.81 (a)    $  1.77    $    --
     12/31/2002                                            6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
     05/01/2001 to 12/31/2001 (b)                          8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                            3.04       (0.05)(a)       1.80 (a)       1.75         --
     12/31/2002                                            6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
     02/12/2001 to 12/31/2001 (c)                         10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class E
     12/31/2003                                            3.05       (0.05)(a)       1.80 (a)       1.75         --
     12/31/2002                                            6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
     10/31/2001 to 12/31/2001 (d)                          5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
   PIMCO Money Market Portfolio                       ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $ 1.00      $ 0.01 (a)         (0.01)    $    --    $    --
     01/03/2002 to 12/31/2002 (e)                          1.00        0.02 (a)      (0.01)(a)       0.01     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                            1.00        0.00 (a)             --       0.00         --
     12/31/2002                                            1.00        0.01 (a)      0.00 +(a)       0.01     (0.01)
     02/12/2001 to 12/31/2001 (c)                          1.00        0.03 (a)      0.00 +(a)       0.03     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
   PIMCO Total Return Portfolio                       ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $11.34      $ 0.28 (a)     $ 0.23 (a)    $  0.51    $(0.13)
     12/31/2002                                           10.35        0.33 (a)       0.66 (a)       0.99         --
     05/01/2001 to 12/31/2001 (b)                         10.03        0.27 (a)       0.40 (a)       0.67     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                           11.29        0.24 (a)       0.25 (a)       0.49     (0.13)
     12/31/2002                                           10.33        0.31 (a)       0.65 (a)       0.96         --
     02/12/2001 to 12/31/2001 (c)                         10.00        0.32 (a)       0.34 (a)       0.66     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class E
     12/31/2003                                           11.30        0.23 (a)       0.27 (a)       0.50     (0.13)
     12/31/2002                                           10.33        0.33 (a)       0.64 (a)       0.97         --
     10/31/2001 to 12/31/2001 (d)                         10.65        0.07 (a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
   Met/Putnam Capital Opportunities Portfolio (h)     ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $ 9.26      $ 0.01+(a)     $ 2.65 (a)    $  2.66    $    --
     12/31/2002                                           11.74        0.00+(a)      (2.47)(a)     (2.47)     (0.01)
     12/31/2001                                           14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
     12/31/2000                                           17.27            0.02         (1.78)     (1.76)       0.00+
     12/31/1999                                           11.98            0.01           5.31       5.32     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                            9.23       (0.02)(a)       2.63 (a)       2.61         --
     12/31/2002                                           11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
     04/03/2001 to 12/31/2001 (f)                         12.25        0.00+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
   PIMCO Innovation Portfolio                         -------------

     Class A
     12/31/2003                                          $    --
     12/31/2002                                               --
     05/01/2001 to 12/31/2001 (b)                             --
-------------------------------------                 -------------

     Class B
     12/31/2003                                               --
     12/31/2002                                               --
     02/12/2001 to 12/31/2001 (c)                             --
-------------------------------------                 -------------

     Class E
     12/31/2003                                               --
     12/31/2002                                               --
     10/31/2001 to 12/31/2001 (d)                             --
-------------------------------------                 -------------
   PIMCO Money Market Portfolio                       -------------

     Class A
     12/31/2003                                          $    --
     01/03/2002 to 12/31/2002 (e)                             --
-------------------------------------                 -------------

     Class B
     12/31/2003                                               --
     12/31/2002                                               --
     02/12/2001 to 12/31/2001 (c)                             --
-------------------------------------                 -------------
   PIMCO Total Return Portfolio                       -------------

     Class A
     12/31/2003                                          $(0.11)
     12/31/2002                                               --
     05/01/2001 to 12/31/2001 (b)                         (0.15)
-------------------------------------                 -------------

     Class B
     12/31/2003                                           (0.11)
     12/31/2002                                               --
     02/12/2001 to 12/31/2001 (c)                         (0.15)
-------------------------------------                 -------------

     Class E
     12/31/2003                                           (0.11)
     12/31/2002                                               --
     10/31/2001 to 12/31/2001 (d)                         (0.04)
-------------------------------------                 -------------
   Met/Putnam Capital Opportunities Portfolio (h)     -------------

     Class A
     12/31/2003                                          $    --
     12/31/2002                                               --
     12/31/2001                                           (1.86)
     12/31/2000                                           (0.69)
     12/31/1999                                               --
-------------------------------------                 -------------

     Class B
     12/31/2003                                               --
     12/31/2002                                               --
     04/03/2001 to 12/31/2001 (f)                         (1.86)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--01/03/2002.
(f) Commencement of operations--04/03/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) Effective 01/01/2003 Putnam Investment Management LLC became the Portfolio's adviser.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets**    Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 4.83      57.84%       $ 47.2        1.10%       1.04%             1.26%    (0.89)%         313.0%
        --       3.06     (50.49)         13.0         1.10        1.04              1.73     (0.90)          227.2
        --       6.18     (23.33)         16.1        1.10*         N/A             3.97*    (0.90)*          346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.79       57.57         64.8         1.35        1.29              1.52     (1.14)          313.0
        --       3.04     (50.65)         15.2         1.35        1.27              1.96     (1.13)          227.2
        --       6.16     (38.40)          9.6        1.35*         N/A             4.21*    (1.01)*          346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.80       57.88         15.5         1.25        1.22              1.37     (1.07)          313.0
        --       3.05     (50.57)          1.2         1.25        1.12              1.83     (0.97)          227.2
        --       6.17       17.75           --        1.25*         N/A             4.11*    (1.18)*          346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 1.00       0.68%       $  5.3        0.50%         N/A             0.50%      0.62%           N/A%
    (0.01)       1.00        1.31           --         0.50         N/A              0.76       1.57            N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       1.00        0.43        169.4         0.74         N/A              0.74       0.42            N/A
    (0.01)       1.00        1.09        128.5         0.75         N/A              0.86       1.04            N/A
    (0.03)       1.00        2.82         26.5        0.75*         N/A             2.42*      2.37*            N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.24)     $11.61       4.53%       $194.5        0.59%         N/A          0.57%(g)      2.43%         547.1%
        --      11.34        9.57        155.0         0.65         N/A           0.64(g)       3.06          474.4
    (0.35)      10.35        6.68         59.1        0.65*         N/A             1.15*      3.76*          346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.24)      11.54        4.53        893.8         0.83         N/A           0.82(g)       2.07          547.1
        --      11.29        9.29        427.7         0.90         N/A           0.90(g)       2.85          474.4
    (0.33)      10.33        6.68         46.2        0.90*         N/A             1.40*      3.48*          346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.24)      11.56        4.44        119.3         0.73         N/A           0.71(g)       2.02          547.1
        --      11.30        9.39         29.2         0.80         N/A           0.80(g)       3.00          474.4
    (0.13)      10.33      (1.81)          0.1        0.80*         N/A             1.30*      3.71*          346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $11.92      28.73%       $ 50.0        1.25%       1.25%              N/A%      0.08%         231.2%
    (0.01)       9.26     (21.05)         47.2         1.20        1.20               N/A       0.01           77.6
    (1.88)      11.74      (8.42)         76.8         1.09         N/A               N/A       0.14           79.9
    (0.69)      14.82     (10.55)         97.9         1.03         N/A               N/A       0.17          107.1
    (0.03)      17.27       44.56        109.3         1.05         N/A              1.09       0.11          123.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      11.84       28.28          2.9         1.50        1.50               N/A     (0.20)          231.2
    (0.01)       9.23     (21.19)          2.1         1.47        1.47               N/A     (0.23)           77.6
    (1.88)      11.72       10.61          0.9        1.40*         N/A               N/A    (0.10)*           79.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Met/Putnam Research Portfolio                    ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 6.43      $ 0.06 (a)     $ 1.52 (a)    $  1.58    $  0.00+
       12/31/2002                                          8.14        0.05 (a)      (1.73)(a)     (1.68)     (0.03)
       10/16/2001 to 12/31/2001 (b)                        7.59        0.01 (a)       0.55 (a)       0.56     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          6.41        0.03 (a)       1.53 (a)       1.56         --
       12/31/2002                                          8.13        0.03 (a)      (1.72)(a)     (1.69)     (0.03)
       02/12/2001 to 12/31/2001 (c)                       10.00        0.02 (a)      (1.86)(a)     (1.84)     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Third Avenue Small Cap Value Portfolio           ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 8.29      $ 0.05 (a)     $ 3.39 (a)    $  3.44    $(0.04)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     T. Rowe Price Mid-Cap Growth Portfolio (h)       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 4.66      $(0.02)(a)     $ 1.75 (a)    $  1.73    $    --
       12/31/2002                                          8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
       05/01/2001 to 12/31/2001 (e)                        9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          4.64       (0.04)(a)       1.74 (a)       1.70         --
       12/31/2002                                          8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
       02/12/2001 to 12/31/2001 (c)                       10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          4.65       (0.03)(a)       1.74 (a)       1.71         --
       12/31/2002                                          8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
       10/31/2001 to 12/31/2001 (f)                        7.42       (0.01)(a)       0.95 (a)       0.94         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Met/Putnam Research Portfolio                    -------------

       Class A
       12/31/2003                                        $    --
       12/31/2002                                             --
       10/16/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------
     Third Avenue Small Cap Value Portfolio           -------------

       Class A
       12/31/2003                                        $(0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------

       Class B
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------
     T. Rowe Price Mid-Cap Growth Portfolio (h)       -------------

       Class A
       12/31/2003                                        $    --
       12/31/2002                                         (0.03)
       05/01/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       10/31/2001 to 12/31/2001 (f)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--10/16/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--05/01/2002.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) Effective 01/01/2003 T. Rowe Price Associates, Inc. became the Portfolio's adviser.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets **   Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

       $--     $ 8.01      24.61%       $  23.0       0.88%       0.87%          1.06%         0.88%       128.1%
    (0.03)       6.43     (20.61)          26.6        0.85        0.78           1.13          0.64        170.1
    (0.01)       8.14        7.32          35.5       0.85*         N/A          1.69*         0.43*        128.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       7.97       24.34          90.8        1.14        1.13           1.27          0.36        128.1
    (0.03)       6.41     (20.81)          33.8       1.10^        1.03           1.38          0.44        170.1
    (0.03)       8.13     (18.33)          22.7       1.10*         N/A          1.94*         0.33*        128.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.11)     $11.62      41.52%       $  6.16       0.93%         N/A       0.92%(g)         0.54%        14.6%
    (0.03)       8.29     (16.78)          4.20       0.95*         N/A          2.07*         0.75*          8.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.10)      11.61       41.41         307.9        1.18         N/A        1.13(g)          0.49         14.6
    (0.03)       8.28     (16.90)          33.4       1.20*         N/A          1.69*         0.80*          8.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 6.39      37.12%       $  34.8       0.91%       0.83%       0.92%(g)       (0.37)%        56.5%
    (0.03)       4.66     (44.00)          16.0        0.80        0.73           1.10        (0.34)        157.2
        --       8.37     (14.24)          13.5       0.80*         N/A          2.35*       (0.35)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.34      36.64%        307.70       1.18%       1.12%       1.16%(g)       (0.64)%         56.5
    (0.03)       4.64     (44.04)         62.60        1.05        0.96           1.41        (0.54)        157.2
        --       8.34     (16.60)         23.40       1.05*         N/A          2.60*       (0.53)*         86.3
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.36      36.77%          10.8       1.08%       1.01%       1.06%(g)       (0.54)%         56.5
    (0.03)       4.65     (44.05)           2.1        0.95        0.84           1.34        (0.38)        157.2
        --       8.36       12.67            --       0.95*         N/A          2.49*       (0.70)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


1. Organization

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-four portfolios, three of which are not currently offered and three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2003, the Portfolios included in the Trust are as follows: Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio (formerly State Street Research Concentrated International Portfolio), Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett America's Value Portfolio (commenced operations 5/1/2003), Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond (commenced operations 5/1/2003), PIMCO Innovation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio and, T. Rowe Price Mid-Cap Growth Portfolio (formerly MFS Mid Cap Growth Portfolio).

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio, the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the MFS Research International Portfolio, the PIMCO Innovation Portfolio, the PIMCO Total Return Portfolio, and the T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02, the NOCP is set by reviewing the last eligible sale price. The NOCP is reviewed against the bid or ask prices at that time. If the NOCP is outside the bid and the ask prices then the official closing price will be "normalized" to the bid or ask price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively trade or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The PIMCO Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, theses securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



2. Significant Accounting Policies - continued

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2003, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                                            Expiring    Expiring    Expiring    Expiring    Expiring
Portfolio                                         Total    12/31/2011  12/31/2010  12/31/2009  12/31/2008  12/31/2007
---------                                      ----------- ----------- ----------- ----------- ----------- ----------

Met/AIM Small Cap Growth Portfolio             $ 1,311,826 $         0 $ 1,311,826 $         0 $         0 $        0

Janus Aggressive Growth Portfolio *              9,284,679           0   3,200,647   4,963,859   1,120,173          0

J.P. Morgan Select Equity Portfolio             43,056,108  11,292,859  19,278,948  12,484,301           0          0

Lord Abbett Bond Debenture Portfolio            31,186,747           0           0  13,543,143  14,798,015  2,845,589

Lord Abbett Growth and Income Portfolio **      61,073,061  17,378,060  16,316,570  27,378,431           0          0

Lord Abbett Growth Opportunities Portfolio ***   5,403,027           0   5,403,027           0           0          0

MFS Research International Portfolio ****       14,966,512           0   6,377,357   8,589,155           0          0

PIMCO Total Return Portfolio                     1,659,570   1,659,570           0           0           0          0

Met/Putnam Capital Opportunities Portfolio      12,379,397           0  12,179,845     199,552           0          0

Met/Putnam Research Portfolio                    8,390,210           0   3,562,723   4,827,487           0          0

T. Rowe Price Mid-Cap Growth Portfolio          18,741,851           0  18,741,851           0           0          0

* Janus Aggressive Growth Fund acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
** Lord Abbett Growth and Income Portfolio acquired losses of $36,551,530 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
*** Lord Abbett Growth Opportunities acquired losses of $5,789,957 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861
**** MFS Research International Portfolio acquired losses of $16,413,372 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.

E. Distribution of Income and Gains - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the PIMCO Money Market Portfolio which declares distributions daily and pays monthly).

F. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


2. Significant Accounting Policies - continued

the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. Forward Foreign Currency Contracts - Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Innovation Portfolio, PIMCO Total Return Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. Security Lending - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


2. Significant Accounting Policies - continued

Portfolio which is a money market fund registered under the Investment Company Act of 1940, as amended (the "1940 Act"). A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. Short Sales - The Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Janus Aggressive Growth, Lord Abbett America's Value, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. Swap Agreements - Among the strategic transactions into which the Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

A portfolio will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


2. Significant Accounting Policies - continued

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statements of Operations.

M. Repurchase Agreements - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. Forward Commitments, When-Issued and Delayed Delivery Securities - All Portfolios except the PIMCO Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB will either issue a cash rebate to the Portfolio or to a third-party service provider. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Harris Associates L.P., Janus Capital Management LLC, J.P. Morgan Investment Management Inc., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, OppenheimerFunds Inc., Pacific Investment Management Company LLC, PIMCO Equity Advisors LLC, Putnam Investment Management LLC, Third Avenue Management LLC, and T. Rowe Price Associates, Inc. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                            Management Fees
                                               earned by
                                              the Manager
                                           For the year ended
                                              December 31,
Portfolio                                         2003        % per annum         Average Daily Assets
---------                                  ------------------ ----------- ------------------------------------

Met/AIM Mid Cap Core Equity Portfolio         $  884,138        0.75%     All

Met/AIM Small Cap Growth Portfolio             1,076,516        0.90%     All

Harris Oakmark International Portfolio         1,058,799        0.85%     All

Janus Aggressive Growth Portfolio              1,101,773        0.80%     First $100 Million

                                                                0.75%     Over $100 Million up to $500 Million

                                                                0.70%     Over $500 Million

J.P. Morgan Quality Bond Portfolio               888,500        0.55%     First $75 Million

                                                                0.50%     Over $75 Million

J.P. Morgan Select Equity Portfolio              738,931        0.65%     First $50 Million

                                                                0.60%     Over $50 Million

Lord Abbett America's Value Portfolio*            20,896        0.65%     First $500 Million

                                                                0.60%     Over $500 Million

Lord Abbett Bond Debenture Portfolio           3,971,116        0.60%     All

Lord Abbett Growth and Income Portfolio        9,092,357        0.60%     First $800 Million

                                                                0.55%     Over $800 Million up to $1.5 Billion

                                                               0.450%     Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio       269,004        0.70%     First $200 Million

                                                                0.65%     Over $200 Million up to $500 Million

                                                               0.625%     Over $500 Million

Lord Abbett Mid-Cap Value Portfolio            1,028,597        0.70%     First $200 Million

                                                                0.65%     Over $200 Million up to $500 Million

                                                               0.625%     Over $500 Million

MFS Research International Portfolio           1,262,462        0.80%     First $200 Million

                                                                0.75%     Over $200 Million up to $500 Million

                                                                0.70%     Over $500 Million up to $1 Billion

                                                                0.65%     Over $1 Billion

Oppenheimer Capital Appreciation Portfolio     1,814,031        0.65%     First $150 Million

                                                               0.625%     Over $150 Million up to $300 Million

                                                                0.60%     Over $300 Million up to $500 Million

                                                                0.55%     Over $500 Million

PIMCO Inflation Protected Bond Portfolio*        747,433        0.50%     All

PIMCO Innovation Portfolio                       623,323        0.95%     All

PIMCO Money Market Portfolio                     726,163        0.40%     All

PIMCO Total Return Portfolio                   4,621,218        0.50%     All

Met/Putnam Capital Opportunities Portfolio       409,728        0.85%     All

Met/Putnam Research Portfolio                    652,740        0.80%     First $250 Million

                                                                0.75%     Over $250 Million

Third Avenue Small Cap Value Portfolio         1,061,936        0.75%     All

T. Rowe Price Mid-Cap Growth Portfolio         1,356,903        0.75%     All

* For the period from 5/1/2003 (Commencement of operations) through 12/31/2003

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



3. Investment Management Agreement and Other Transactions with Affiliates - continued
State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of December 31, 2003, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company--Zenith Variable Annuity, MetLife Investors Group--Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company--Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2004 (excluding the J.P. Morgan Select Equity Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                         Expenses Deferred in
                                                                      --------------------------
                                                                        2001     2002     2003
                                                                      -------- -------- --------
                                              Maximum Expense Ratio      Subject to repayment
                                              under current Expense             until
                                              Limitation Agreement           December 31,
                                            ----------------------    --------------------------
Portfolio                                   Class A  Class B Class E    2006     2007     2008
---------                                   -------  ------- -------  -------- -------- --------

Met/AIM Mid Cap Core Equity Portfolio        0.95%    1.20%   1.10%   $     -- $122,843 $     --

Met/AIM Small Cap Growth Portfolio           1.05%    1.30%   1.20%     53,284  260,811  113,088

Harris Oakmark International Portfolio       1.20%    1.45%   1.35%         --   70,893       --

Janus Aggressive Growth Portfolio            0.90%    1.15%   1.05%    182,754  159,172       --

J.P. Morgan Enhanced Index Portfolio*         N/A      N/A     N/A          --  153,964   35,629

J.P. Morgan International Equity Portfolio*   N/A      N/A     N/A      90,398  191,183   70,165

J.P. Morgan Quality Bond Portfolio           0.70%    0.95%   0.85%**  109,837  162,747       --

Lord Abbett America's Value Portfolio        0.80%**  1.05%   0.95%**       --       --   76,985

Lord Abbett Bond Debenture Portfolio         0.75%    1.00%   0.90%         --       --       --

Lord Abbett Developing Growth Portfolio*      N/A      N/A     N/A      84,349  119,049   54,030

Lord Abbett Growth and Income Portfolio       N/A      N/A     N/A          --  225,941       --

Lord Abbett Growth Opportunities Portfolio   0.90%    1.15%   1.05%**  175,679  124,154  102,238

MFS Research International Portfolio         1.10%    1.35%   1.25%    322,886  326,312  185,166

Oppenheimer Capital Appreciation Portfolio   0.75%    1.00%   0.90%**  109,170  132,940       --

PIMCO Inflation Protected Bond Portfolio     0.70%    0.95%   0.85%**       --       --   16,207

PIMCO Innovation Portfolio                   1.10%    1.35%   1.25%    219,301  171,885   75,381

PIMCO Money Market Portfolio                  N/A      N/A     N/A     142,951   78,237   13,354

Met/Putnam Research Portfolio                0.90%    1.15%   1.05%**  176,669  152,623  118,946

Third Avenue Small Cap Value Portfolio       1.00%    1.25%   1.15%**       --       --       --

T. Rowe Price Mid-Cap Growth Portfolio       0.95%    1.20%   1.10%    147,135  202,596       --

* Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See note 12.
** Class not offered 12/31/2003

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



3. Investment Management Agreement and Other Transactions with Affiliates - continued
Certain Portfolios (detailed below) changed expense ratios effective May 1, 2003:

                                                   Maximum Expense Ratio
                                                    under prior Expense
                                                   Limitation Agreement
       -                                          ----------------------
       Portfolio                                  Class A Class B Class E
       ---------                                  ------- ------- -------

       Met/AIM Mid-Cap Core Equity Portfolio       0.90%   1.15%   1.05%

       Harris Oakmark International Portfolio      1.10%   1.35%   1.25%

       Janus Aggressive Growth Portfolio           0.85%   1.10%   1.00%

       J.P. Morgan Quality Bond Portfolio          0.60%   0.85%   0.75%

       Lord Abbett Bond Debenture Portfolio        0.70%   0.95%   0.85%

       Lord Abbett Growth and Income Portfolio     0.65%   0.90%   0.80%

       Lord Abbett Growth Opportunities Portfolio  0.85%   1.10%   1.00%

       Lord Abbett Mid-Cap Value Portfolio         0.90%   1.15%   1.05%

       MFS Research International Portfolio        1.00%   1.25%   1.15%

       PIMCO Money Market Portfolio                0.50%   0.75%   0.65%

       PIMCO Total Return Portfolio                0.65%   0.90%   0.80%

       Met/Putnam Research Portfolio               0.85%   1.10%   1.00%

       Third Avenue Small Cap Value Portfolio      0.95%   1.20%   1.10%

       T. Rowe Price Mid-Cap Growth Portfolio      0.80%   1.05%   0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate total annual Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the Manager shall be entitled to reimbursement by such Portfolio, subject to approval by the Trust's Board of Trustees, to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred. Amounts payable to the Manager at December 31, 2003, under this agreement are combined with investment advisory fee payable.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2003 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

Portfolio                                         Affiliate            Commission
---------                                         ---------            ----------

Harris Oakmark International Portfolio Harris Associates Securities LP  $  2,395

Third Avenue Small Cap Value Portfolio M. J. Whitman LLC                 657,549

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                             Shares Issued    Shares Issued             Net Increase
                                                             in Connection    Through                   (Decrease) in
                                       Beginning  Shares     with Acquisition Dividend      Shares      Shares        Ending
                                       Shares     Sold       (Note 12)        Reinvestment  Repurchased Outstanding   Shares
Met/AIM Mid Cap Core Equity Portfolio  ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              428,695    282,305           --          3,148      (352,007)     (66,554)     362,141
  01/03/2002 - 12/31/2002                      --    430,450           --            516        (2,271)      428,695     428,695
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            3,338,502 14,202,681           --        134,870      (447,835)   13,889,716  17,228,218
  12/31/2002                              411,418  3,414,200           --          2,663      (489,779)    2,927,084   3,338,502
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              434,774  1,214,883           --         12,682       (56,381)    1,171,184   1,605,958
  04/01/2002 - 12/31/2002                      --    548,759           --            452      (114,437)      434,774     434,774
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Met/AIM Small Cap Growth Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              777,758    541,035           --             --      (801,124)    (260,089)     517,669
  01/03/2002 - 12/31/2002                      --    822,154           --             --       (44,396)      777,758     777,758
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            5,462,796 13,082,731           --             --    (1,300,671)   11,782,060  17,244,856
  12/31/2002                              641,906  5,433,207           --             --      (612,317)    4,820,890   5,462,796
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              203,685    896,778           --             --      (381,039)      515,739     719,424
  04/01/2002 - 12/31/2002                      --    536,177           --             --      (332,492)      203,685     203,685
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Harris Oakmark International Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              535,641    779,494           --          8,058      (620,579)      166,973     702,614
  01/03/2002 - 12/31/2002                      --    535,846           --            797        (1,002)      535,641     535,641
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            2,015,362 22,848,205           --        256,203      (793,431)   22,310,977  24,326,339
  12/31/2002                              530,566  2,503,692           --          1,910    (1,020,806)    1,484,796   2,015,362
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              172,860  2,568,149                      21,758      (767,887)    1,822,020   1,994,880
  04/01/2002 - 12/31/2002                      --    238,086           --            223       (65,449)      172,860     172,860
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Janus Aggressive Growth Portfolio      ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              506,384    619,922    2,479,616             --      (775,779)    2,323,759   2,830,143
  01/03/2002 - 12/31/2002                      --    506,161           --            304           (81)      506,384     506,384
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            8,766,860 26,884,475    1,148,231             --      (647,783)   27,384,923  36,151,783
  12/31/2002                            2,055,236  7,405,716           --            403      (694,495)    6,711,624   8,766,860
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  04/18/2003 - 12/31/2003                      --    299,543      352,762             --       (70,220)      582,085     582,085
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
J.P. Morgan Quality Bond Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                           11,364,340    415,025           --        391,789    (2,415,349)  (1,608,535)   9,755,805
  12/31/2002                           11,040,765  1,508,736           --        514,119    (1,699,280)      323,575  11,364,340
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            2,609,032  2,219,191           --        187,332      (193,398)    2,213,125   4,822,157
  12/31/2002                              637,441  1,943,322           --        114,874       (86,605)    1,971,591   2,609,032
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


4. Shares of Beneficial Interest - continued

                                                              Shares Issued    Shares Issued             Net Increase
                                                              in Connection    Through                   (Decrease) in
                                        Beginning  Shares     with Acquisition Dividend      Shares      Shares        Ending
                                        Shares     Sold       (Note 12)        Reinvestment  Repurchased Outstanding   Shares
J.P. Morgan Select Equity Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            11,480,415     20,382           --          53,210   (1,804,134)  (1,730,542)   9,749,873
  12/31/2002                            14,750,515     29,316           --          86,656   (3,386,072)  (3,270,100)  11,480,415
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                               718,404     91,164           --           2,869      (47,964)       46,069     764,473
  12/31/2002                               412,143    334,061           --           5,008      (32,808)      306,261     718,404
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett America's Value Portfolio   ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  5/1/2003 - 12/31/2003                         --    757,123           --          17,879      (14,534)      760,468     760,468
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Bond Debenture Portfolio    ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            19,736,383  2,436,588           --         316,684   (3,006,447)    (253,175)  19,483,208
  12/31/2002                            13,741,213    664,778    7,005,648       1,232,926   (2,908,182)    5,995,170  19,736,383
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            19,347,224 45,901,571           --         994,186   (2,896,258)   43,999,499  63,346,723
  12/31/2002                             2,836,074 17,871,836           --         494,812   (1,855,498)   16,511,150  19,347,224
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                               243,035  2,053,109           --          29,394     (422,715)    1,659,788   1,902,823
  04/01/2002 - 12/31/2002                       --    217,793       32,855              81       (7,694)      243,035     243,035
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Growth and Income Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            47,207,857    349,332    5,782,283         562,101   (6,060,181)      632,535  47,841,392
  12/31/2002                            48,113,587    625,555           --       3,910,014   (5,441,299)    (905,730)  47,207,857
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            17,964,532 26,494,832      249,263         249,106     (449,478)   26,543,723  44,508,255
  12/31/2002                             3,947,018 12,670,776           --       1,444,447      (97,709)   14,017,514  17,964,532
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Growth Opportunities
 Portfolio                              ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                               561,210    287,670    2,703,556              --     (561,406)    2,429,820   2,991,030
  12/31/2002                                97,317    507,878           --              --      (43,985)      463,893     561,210
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                             2,024,805    550,052      652,415              --     (216,012)      986,455   3,011,260
  12/31/2002                               943,720  1,415,851           --              --     (334,766)    1,081,085   2,024,805
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Mid-Cap Value Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                             5,138,713    340,333           --         106,303     (487,607)     (40,971)   5,097,742
  12/31/2002                             4,508,997    847,447           --         232,378     (450,109)      629,716   5,138,713
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                             3,598,974  1,983,088           --         112,318      (45,486)    2,049,920   5,648,894
  12/31/2002                             1,019,278  2,435,256           --         159,602      (15,162)    2,579,696   3,598,974
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
MFS Research International Portfolio    ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                             1,252,032    868,603    6,123,890          36,090   (1,420,710)    5,607,873   6,859,905
  12/31/2002                               440,114  1,925,320           --           2,095   (1,115,497)      811,918   1,252,032
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                             8,979,538 15,429,499      210,873         120,805   (5,745,455)   10,015,722  18,995,260
  12/31/2002                             1,736,568  9,694,490           --          10,569   (2,462,089)    7,242,970   8,979,538
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                               239,795    514,508           --           4,358      (56,151)      462,715     702,510
  12/31/2002                                 1,907    252,695           --             366      (15,173)      237,888     239,795
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


4. Shares of Beneficial Interest - continued

                                                         Shares Issued    Shares Issued               Net Increase
                                                         in Connection    Through                     (Decrease) in
                                 Beginning   Shares      with Acquisition Dividend      Shares        Shares        Ending
                                 Shares      Sold        (Note 12)        Reinvestment  Repurchased   Outstanding   Shares
Oppenheimer Capital Appreciation
 Portfolio                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                         107,094      27,163        --                 --       (106,161)     (78,998)       28,096
  01/03/2002 - 12/31/2002                 --     300,637        --                 54       (193,597)      107,094      107,094
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                      18,967,760  47,586,120        --                 --        (85,300)   47,500,820   66,468,580
  12/31/2002                       3,144,020  16,387,613        --                649       (564,522)   15,823,740   18,967,760
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Inflation Protected Bond
 Portfolio                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  05/01/2003 - 12/31/2003                 --     109,164        --              2,695            (99)      111,760      111,760
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  05/01/2003 - 12/31/2003                 --  36,016,510        --            790,694     (1,227,897)   35,579,307   35,579,307
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Innovation Portfolio       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                       4,239,751  11,776,642        --                 --     (6,238,466)    5,538,176    9,777,927
  12/31/2002                       2,597,240   9,063,745        --                 --     (7,421,234)    1,642,511    4,239,751
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                       5,002,191  10,986,748        --                 --     (2,477,141)    8,509,607   13,511,798
  12/31/2002                       1,555,330   4,465,088        --                 --     (1,018,227)    3,446,861    5,002,191
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  12/31/2003                         391,985   3,252,487        --                 --       (410,739)    2,841,748    3,233,733
  12/31/2002                           1,908     420,260        --                 --        (30,183)      390,077      391,985
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Money Market Portfolio     ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                           4,823  16,078,401        --             26,703    (10,856,104)    5,249,000    5,253,823
  01/03/2002 - 12/31/2002                 --   4,755,920        --              6,052     (4,757,149)        4,823        4,823
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                     128,542,580 221,367,123        --            744,955   (181,235,075)   40,877,003  169,419,583
  12/31/2002                      26,558,306 176,836,037        --            740,620    (75,592,383)  101,984,274  128,542,580
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Total Return Portfolio     ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                      13,670,264   5,767,117        --            346,229     (3,029,405)    3,093,941   16,754,205
  12/31/2002                       5,711,544   9,717,255        --                 --     (1,758,535)    7,958,720   13,670,264
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                      37,877,688  50,149,451        --          1,511,437    (12,084,660)   39,576,228   77,453,916
  12/31/2002                       4,467,579  34,615,075        --                 --     (1,204,966)   33,410,109   37,877,688
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  12/31/2003                       2,581,495   8,230,893        --            205,689       (696,848)    7,739,734   10,321,229
  12/31/2002                           8,495   2,632,163        --                 --        (59,163)    2,573,000    2,581,495
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
Met/Putnam Capital Opportunities
 Portfolio                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                       5,090,538      27,928        --                 --       (918,701)    (890,773)    4,199,765
  12/31/2002                       6,538,232     116,788        --              5,144     (1,569,626)  (1,447,694)    5,090,538
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                         225,283      65,426        --                 --        (39,290)       26,136      251,419
  12/31/2002                          79,567     167,386        --                159        (21,829)      145,716      225,283
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


4. Shares of Beneficial Interest - continued

                                                             Shares Issued    Shares Issued             Net Increase
                                                             in Connection    Through                   (Decrease) in
                                       Beginning  Shares     with Acquisition Dividend      Shares      Shares        Ending
                                       Shares     Sold       (Note 12)        Reinvestment  Repurchased Outstanding   Shares
Met/Putnam Research Portfolio          ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            4,142,922     56,418        --               860    (1,332,558)  (1,275,282)   2,867,640
  12/31/2002                            4,362,132  1,104,705        --            20,833    (1,344,748)    (219,210)   4,142,922
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            5,276,904  7,127,679        --                --    (1,007,074)    6,120,605  11,397,509
  12/31/2002                            2,789,804  4,209,569        --            22,244    (1,744,713)    2,487,100   5,276,904
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Third Avenue Small Cap Value Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              501,011     87,619        --             5,110       (63,360)       29,369     530,380
  05/01/2002 - 12/31/2002                      --    499,105        --             1,911            (5)      501,011     501,011
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            4,036,604 22,669,156        --           217,592      (395,157)   22,491,591  26,528,195
  05/01/2002 - 12/31/2002                      --  4,122,830        --            13,570       (99,796)    4,036,604   4,036,604
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
T. Rowe Price Mid-Cap Growth Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            3,432,300  3,028,605        --                --    (1,009,088)    2,019,517   5,451,817
  12/31/2002                            1,613,814  2,691,894        --            19,899      (893,307)    1,818,486   3,432,300
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B                                                                                                         --
  12/31/2003                           13,488,219 35,743,200        --                --      (706,290)   35,036,910  48,525,129
  12/31/2002                            2,809,295 11,513,178        --            75,355      (909,609)   10,678,924  13,488,219
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              450,608  1,279,932        --                --       (28,728)    1,251,204   1,701,812
  12/31/2002                                3,400    489,886        --             2,532       (45,210)      447,208     450,608
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2003 were as follows:

                                                     Purchases                        Sales
                                           ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
                                           --------------- -------------- --------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $           --   $163,249,915  $           --   $ 34,982,401

Met/AIM Small Cap Growth Portfolio                     --    142,816,413              --     32,191,174

Harris Oakmark International Portfolio                       257,676,693                     26,710,798

Janus Aggressive Growth Portfolio                      --    277,441,389              --    122,867,800

J.P. Morgan Quality Bond Portfolio            958,445,116     68,727,807     945,626,722     66,034,611

J.P. Morgan Select Equity Portfolio                    --     93,202,149              --    108,287,346

Lord Abbett America's Value Portfolio                  --     10,192,108              --      2,525,758

Lord Abbett Bond Debenture Portfolio            7,568,894    715,477,987       2,502,485    226,292,129

Lord Abbett Growth & Income Portfolio                  --    951,200,123              --    572,980,547

Lord Abbett Growth Opportunities Portfolio             --     48,117,694              --     45,319,793

Lord Abbett Mid-Cap Value Portfolio                    --     52,760,806              --     26,692,695

MFS Research International Portfolio                   --    229,289,289              --    148,827,983

Oppenheimer Capital Appreciation Portfolio             --    410,695,045              --     95,992,795

PIMCO Inflation Protected Bond Portfolio    2,697,646,535     44,795,697   2,320,045,482      4,617,189

PIMCO Innovation Portfolio                             --    265,155,595              --    194,130,323

PIMCO Total Return Portfolio                5,730,551,578    390,320,284   4,292,757,772    259,022,167

Met/Putnam Capital Opportunities Portfolio             --    109,797,559              --    117,557,990

Met/Putnam Research Portfolio                          --    132,951,991              --    101,990,323

Third Avenue Small Cap Value Portfolio                 --    185,783,639              --     17,561,131

T. Rowe Price Mid-Cap Growth Portfolio                 --    299,265,312              --     97,307,326

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



5. Investment Transactions - continued
At December 31, 2003, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross                      Net Unrealized
                                               Income      Unrealized  Gross Unrealized Appreciation/
Portfolio                                     Tax Cost    Appreciation  (Depreciation)  (Depreciation)
---------                                  -------------- ------------ ---------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $  231,453,468 $ 28,794,003   $   (424,449)   $ 28,369,554

Met/AIM Small Cap Growth Portfolio            236,322,616   40,267,795     (1,625,679)     38,642,116

Harris Oakmark International Portfolio        290,272,388   49,301,706             (5)     49,301,701

Janus Aggressive Growth Portfolio             261,746,558   36,288,136       (737,768)     35,550,368

J.P. Morgan Quality Bond Portfolio            247,742,807    4,023,723       (595,775)      3,427,948

J.P. Morgan Select Equity Portfolio           119,172,890   15,624,851     (2,296,846)     13,328,005

Lord Abbett America's Value Portfolio           8,253,162      882,609        (20,483)        862,126

Lord Abbett Bond Debenture Portfolio        1,061,851,733   64,261,455     (6,355,906)     57,905,549

Lord Abbett Growth and Income Portfolio     2,073,986,492  340,574,343    (38,620,442)    301,953,901

Lord Abbett Growth Opportunities Portfolio     53,422,951    8,366,678       (913,397)      7,453,281

Lord Abbett Mid-Cap Value Portfolio           163,971,557   37,161,327     (4,301,593)     32,859,734

MFS Research International Portfolio          238,649,228   42,315,591     (1,189,923)     41,125,668

Oppenheimer Capital Appreciation Portfolio    531,665,944   64,748,126       (631,496)     64,116,630

PIMCO Inflation Protected Bond Portfolio      747,168,941    2,332,633        (37,636)      2,294,997

PIMCO Innovation Portfolio                    142,842,538    7,757,070     (2,757,368)      4,999,702

PIMCO Total Return Portfolio                1,497,669,715    5,539,138     (3,980,538)      1,558,600

Met/Putnam Capital Opportunities Portfolio     51,320,311    6,719,419       (388,030)      6,331,389

Met/Putnam Research Portfolio                 103,640,936    9,662,952       (246,192)      9,416,760

Third Avenue Small Cap Value Portfolio        312,901,687   51,998,621       (155,438)     51,843,183

T. Rowe Price Mid-Cap Growth Portfolio        347,785,385   53,616,054     (1,659,663)     51,956,391

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



6. Security Lending

As of December 31, 2003, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

                                                      Value of Securities Value of Collateral
                                                      ------------------- -------------------

Met/AIM Mid-Cap Core Equity Portfolio                    $ 12,786,962        $ 13,165,834

Met/AIM Small Cap Growth Portfolio                         47,548,370          49,188,898

Harris Oakmark International Portfolio                     18,490,671          19,276,250

Janus Aggressive Growth Portfolio                          19,959,134          20,617,119

J.P. Morgan Quality Bond Portfolio                          9,073,902           9,263,199

Lord Abbett Bond Debenture Portfolio                      112,535,144         114,790,967

Lord Abbett Growth and Income Portfolio                   109,440,157         111,948,956

Lord Abbett Growth Opportunities Portfolio                  5,142,831           5,288,145

Lord Abbett Mid-Cap Value Portfolio                         5,879,003           6,105,625

MFS Research International Portfolio                       16,749,921          17,607,807

Oppenheimer Capital Appreciation Portfolio                 35,413,561          36,144,381

PIMCO Innovation Portfolio                                 17,920,798          18,487,875

PIMCO Total Return Portfolio                              300,436,271         306,667,514

Met/Putnam Capital Opportunities Portfolio                  3,705,561           3,819,930

Third Avenue Small Cap Value Portfolio                     45,922,868          47,765,819

T. Rowe Price Mid-Cap Growth Portfolio                     35,762,915          36,824,938

7. Futures Contracts

The futures contracts outstanding as of December 31, 2003 and the description and unrealized appreciation or depreciation were as follows:


                                                                                            Number of   Notional
                                                Description               Expiration Date   Contracts    Value
                                     ---------------------------------- ------------------- --------- ------------

Met/AIM Small Cap Growth Portfolio:  Russell 2000 Index Futures         March 2004--Long         7    $  1,950,200
J.P. Morgan Quality Bond Portfolio:  U.S. Treasury Note 5 Year Futures  March 2004--Long         7         781,375
                                     U.S. Treasury Note 2 Year Futures  March 2004--Long         62     13,270,906
                                     U.S. Treasury Bonds Futures        March 2004--Long          5        546,562
                                     U.S. Treasury Note 10 Year Futures March 2004--Short     (186)    (20,881,406)

J.P. Morgan Select Equity Portfolio: S&P Index Futures                  March 2004--Long         5       1,388,250

PIMCO Inflation Protected Bond
  Portfolio:                         Euro Dollar Futures                March 2004--Short       (5)     (1,234,687)

PIMCO Total Return Portfolio:        Euro Dollar Futures                December 2005--Long    450     108,382,500

                                     Germany Federal Republic Bonds
                                       10 Year Futures                  March 2004--Long     1,178     167,895,152

                                     Germany Federal Republic Bonds
                                       5 Year Futures                   March 2004--Long       203      28,270,252

                                     U.S. Treasury Note 10 Year Futures March 2004--Long     2,656     298,177,500

                                     U.S. Treasury Note 5 Year Futures  March 2004--Long       190      21,208,750

                                     Libor Futures                      December 2004--Long     73      15,511,627

                                     U.S. Treasury Bonds Futures        March 2004--Short     (220)    (24,048,750)

                                       Unrealized
                                     Appreciation/
                                     (Depreciation)
                                     --------------

Met/AIM Small Cap Growth Portfolio:   $   42,651
J.P. Morgan Quality Bond Portfolio:          658
                                           71,026
                                           (3,951)
                                          (35,400)

J.P. Morgan Select Equity Portfolio:      48,601

PIMCO Inflation Protected Bond
  Portfolio:                              (1,375)

PIMCO Total Return Portfolio:            458,437


                                       2,744,285


                                          61,549

                                       4,473,141

                                         168,562

                                          37,464

                                        (347,992)

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



8. Forward Foreign Currency Contracts

Open forward foreign currency contracts at December 31, 2003, were as follows:

PIMCO Total Return Portfolio

Forward Foreign Currency Contracts to Buy:

                                                                     Net Unrealized
                                           Value at      In Exchange Appreciation/
  Settlement Date Contracts to Deliver December 31, 2003 for U.S. $  (Depreciation)
  --------------- -------------------- ----------------- ----------- --------------
     1/23/2004      7,690,000    CAD      $5,944,173      5,787,155     $157,018
     9/8/2004      36,436,500    CNY       4,565,400      4,500,000       65,400
     9/26/2005     35,538,750    CNY       4,622,881      4,500,000      122,881
     9/8/2004      36,443,250    CNY       4,566,246      4,500,000       66,246
     1/7/2004       5,766,000    EUR       7,263,466      6,948,440      315,026
     9/8/2004      36,436,500    EUR       7,784,984      7,549,179      235,805
     1/15/2004    369,450,000    JPY       3,450,058      3,428,102       21,956
     2/26/2004      7,980,000    MXP         704,636        718,401      (13,765)
     2/26/2004      7,980,000    MXP         704,636        718,401      (13,765)
     2/27/2004      5,350,000    MXP         472,344        478,962       (6,618)
     3/2/2004       2,690,000    MXP         237,366        239,324       (1,958)
     3/2/2004       4,010,000    MXP         353,843        358,741       (4,898)
     3/2/2004       4,010,000    MXP         353,843        358,741       (4,898)
                                                                        --------
                                                                        $938,430
                                                                        ========

Forward Foreign Currency Contracts to Sell:

                                                                     Net Unrealized
                                           Value at      In Exchange  Appreciation/
  Settlement Date Contracts to Deliver December 31, 2003 for U.S. $  (Depreciation)
  --------------- -------------------- ----------------- ----------- --------------

     9/8/2004     36,472,500    CNY       $ 4,569,911     4,500,000    $ (69,911)
     1/7/2004      8,618,000    EUR        10,856,148    10,585,058     (271,090)
     1/23/2004       139,000    GBP           247,688       240,083       (7,605)
                                                                       ---------
                                                                      $(348,606)
                                                                       =========

Met/Putnam Research Portfolio

Forward Foreign Currency Contracts to Buy:

                                              Value at       In     Net Unrealized
                                            December 31,  Exchange  Appreciation/
       Settlement Date Contracts to Deliver     2003     for U.S. $ (Depreciation)
       --------------- -------------------- ------------ ---------- --------------
          1/2/2004      13,042      EUR       $ 16,431     16,258       $  173
          3/17/2004    173,800      EUR        218,520    210,453        8,067
          1/5/2004       9,069      GBP         16,182     16,131           51
                                                                        ------
                                                                        $8,291
                                                                        ======

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



8. Forward Foreign Currency Contracts - continued

Forward Foreign Currency Contracts to Sell:

                                                                      Net Unrealized
                                            Value at      In Exchange Appreciation/
   Settlement Date Contracts to Deliver December 31, 2003 for U.S. $  (Depreciation)
   --------------- -------------------- ----------------- ----------- --------------
      3/17/2004      725,300     CAD       $  559,349        553,994     $ (5,355)
      1/2/2004        13,042     EUR           16,431         16,258         (173)
      3/17/2004    1,264,200     EUR        1,589,484      1,515,788      (73,696)
      3/17/2004      109,000     GBP          193,408        183,654       (9,754)
      3/17/2004      283,000     SGD          166,774        164,630       (2,144)
                                                                         --------
                                                                         $(91,122)
                                                                         ========

CAD -- Canadian Dollar
CNY -- China Yuan Renminbi
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
MXP -- Mexican Peso
SGD -- Singapore Dollar
U.S. $ -- United States Dollar

9. Options

During the year ended December 31, 2003 the following option contracts were written:

                                                                                   PIMCO Inflation
                                          Met/AIM Small Cap  J.P. Morgan Quality   Protected Bond       PIMCO Total Return
                                          Growth Portfolio     Bond Portfolio         Portfolio              Portfolio
                                         ------------------  ------------------  ------------------- ------------------------
                                         Number of           Number of           Number of            Number of
                                         Contracts  Premium  Contracts   Premium Contracts  Premium   Contracts     Premium
                                         --------- --------  ----------  ------- ---------- -------- -----------  -----------
Options outstanding at December 31, 2002      --   $     --          --  $    --         -- $     -- 133,300,194  $ 2,791,020
Options written.........................   1,199    152,244  18,000,000   60,039 64,000,000  560,202 308,402,325    5,695,360
Options terminated in closing purchase
 transaction............................    (147)   (21,333)         --       --         --       -- (37,300,946)  (1,421,376)
Options closed and expired..............    (822)   (98,877)  7,500,000   20,664         --       -- (31,801,345)  (1,385,099)
                                           -----   --------  ----------  ------- ---------- -------- -----------  -----------
Options outstanding at December 31, 2003     230   $ 32,033  10,500,000  $39,375 64,000,000 $560,202 372,600,228  $ 5,679,905
                                           =====   ========  ==========  ======= ========== ======== ===========  ===========

                                         Met/Putnam Research
                                             Portfolio
                                         -------------------
                                         Number of
                                         Contracts  Premium
                                         ---------  -------
Options outstanding at December 31, 2002      --    $    --
Options written.........................  22,389     27,296
Options terminated in closing purchase
 transaction............................      --         --
Options closed and expired..............  22,389     27,296
                                          ------    -------
Options outstanding at December 31, 2003      --    $    --
                                          ======    =======

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



10. Swap Agreements

Open swap agreements at December 31, 2003, were as follows:

J.P. Morgan Quality Bond Portfolio

                           Expiration
Notional Amount               Date                               Description                             Value
---------------            ----------    ------------------------------------------------------------   -------

  80,940,000        USD    12/15/2004    Agreement with Citibank N.A., New York dated 12/13/2003        $89,156
                                         to receive on 9/15/04 the notional amount multiplied by
                                         2.19% and to pay on 9/15/04 the notional amount multiplied by the 3 month USD-LIBOR-BBA.
                                                                                                        -------
                                                                                                        $89,156
                                                                                                        =======
USD - United States Dollar

PIMCO Inflation Protected Bond Portfolio
                           Expiration
Notional Amount               Date                               Description                             Value
---------------            ----------    ------------------------------------------------------------   -------

   4,000,000        CHF    3/29/2005     Agreement with J.P. Morgan Chase Bank dated 10/22/03, to       $18,828
                                         receive quarterly the notional amount multiplied by the 3
                                         month CHF-LIBOR-BBA and to pay quarterly the notional
                                         amount multiplied by 1.50%.
                                                                                                        -------
                                                                                                        $18,828
                                                                                                        =======
CHF - Swiss Franc

PIMCO Total Return Portfolio
                           Expiration
Notional Amount               Date                               Description                             Value
---------------            ----------    ------------------------------------------------------------   -------

   6,600,000        USD    1/15/2004       Agreement with Bank of America Securities dated              $12,889
                                           10/17/03 to receive on 1/15/04 the difference between a
                                           mid-market 20 year swap spread, defined as the yield
                                           spread between a 20 year swap (a U.S. dollar interest rate swap with a term of 20 years involving a semi-annual
                                           paying bond vs. 3 month LIBOR) and the U.S. Treasury,
                                           6.25%, due 8/15/23 and the spread lock rate which is
                                           .18%; multiplied by the notional amount adjusted by a
                                           one basis point annuity on a semi-annual basis (the
                                           adjusted notional) if the swap spread exceeds the spread
                                           lock rate and to pay the difference between the swap
                                           spread and the spread lock rate multiplied by the
                                           adjusted notional amount if the swap spread is less than
                                           the spread lock rate.

  11,800,000        USD    1/15/2004       Agreement with Merrill Lynch & Co. dated 10/16/03 to          23,045
                                           receive on 1/15/04 the difference between the mid-
                                           market 20 year swap spread, defined as the yield spread
                                           between a 20 year swap (a U.S. dollar interest rate swap
                                           with a term of 20 years involving a semi-annual paying
                                           bond vs. 3 month LIBOR) and the U.S. Treasury, 6.25%,
                                           due 8/15/23 and the spread lock rate which is .18%;
                                           multiplied by the notional amount adjusted by a one basis
                                           point annuity on a semi-annual basis (the adjusted
                                           notional) if the swap spread exceeds the spread lock rate
                                           and to pay the difference between the swap spread and
                                           the spread lock rate multiplied by the adjusted notional
                                           amount if the swap spread is less than the spread lock
                                           rate.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


10. Swap Agreements - continued

                    Expiration
Notional Amount        Date                            Description                              Value
---------------     ---------- ------------------------------------------------------------   ---------

      500,000   USD 1/16/2005    Agreement with Merrill Lynch Capital Services, Inc., dated   $  79,904
                                 1/24/03 to receive semi-annually the notional amount
                                 multiplied 16.50% and to pay par in the event of default
                                 of Federative Republic of Brazil 8.00% due 4/15/14.

   29,000,000   USD 8/15/2007    Agreement with Goldman Sachs Capital Markets, LP dated         935,424
                                 8/6/03 to receive semi-annually the notional amount
                                 multiplied 4.00% and to pay semi-annually the notional
                                 amount multiplied by the 3 month USD-LIBOR-BBA.

      300,000   USD 12/20/2008   Agreement with J.P. Morgan Chase Bank dated 10/15/03            (4,793)
                                 to pay quarterly the notional amount multiplied by 1.35%
                                 and to receive par in the event of default of Capital One
                                 Financing Corporation 8.750% due 02/01/07.

      300,000   USD 12/20/2008   Agreement with J.P. Morgan Chase Bank dated 10/15/03            (3,168)
                                 to pay quarterly the notional amount multiplied by 0.93%
                                 and to receive par in the event of default of Sun
                                 Microsystems, Inc., 7.65% due 08/15/09.

    1,200,000   USD 12/20/2008   Agreement with Lehman Brothers dated 10/14/03 to pay            (4,497)
                                 quarterly the notional amount multiplied by 0.53% and to
                                 receive par in the event of default of Lockheed Martin
                                 Corporation 8.20% due 12/1/2009.

    1,200,000   USD 12/20/2008   Agreement with Lehman Brothers dated 10/14/03 to pay           (25,954)
                                 quarterly the notional amount multiplied by 0.97% and to
                                 receive par in the event of default of Goodrich
                                 Corporation 7.625% due 12/15/2012.

    1,200,000   USD 12/20/2008   Agreement with Lehman Brothers dated 10/14/03 to pay            (3,393)
                                 quarterly the notional amount multiplied by 0.48% and to
                                 receive par in the event of default of Northrop Grumman
                                 Corporation 7.125% due 2/15/2011.

   19,600,000   USD 6/16/2009    Agreement with Bank of America Securities dated                (38,573)
                                 12/12/03 to receive semi-annually the notional amount
                                 multiplied by 4.00% and to pay semi-annually the
                                 notional amount multiplied by the 3 month USD-LIBOR-
                                 BBA.

  109,700,000   USD 6/16/2009    Agreement with Goldman Sachs Capital Markets, LP, dated       (215,890)
                                 12/10/03 to receive semi-annually the notional amount
                                 multiplied by 4.00% and to pay semi-annually the
                                 notional amount multiplied by the 3 month USD-LIBOR-
                                 BBA.

   21,000,000   USD 6/6/2014     Agreement with Bank of America Securities dated                174,510
                                 12/11/03 to receive semi-annually the notional amount
                                 multiplied by 5.00% and to pay semi-annually the
                                 notional amount multiplied by the 3 month USD-LIBOR-
                                 BBA.

    2,000,000   USD 6/16/2024    Agreement with Bank of America Securities dated                114,262
                                 12/15/03 to receive semi-annually the notional amount
                                 multiplied by the 3 month USD-LIBOR-BBA and to pay
                                 semi-annually the notional amount multiplied by 5.00%.

   29,800,000   CHF 3/29/2005    Agreement with Merrill Lynch Capital Services, Inc., dated     140,269
                                 3/28/03 to receive at maturity the notional amount
                                 multiplied 1.50% and to pay at maturity the notional
                                 amount multiplied by the 3 month CHF-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


10. Swap Agreements - continued

                    Expiration
Notional Amount        Date                            Description                               Value
---------------     ---------- ------------------------------------------------------------   -----------

    18,800,000  CHF 3/29/2005    Agreement with Merrill Lynch Capital Services, Inc., dated   $    88,492
                                 5/20/03 to receive at maturity the notional amount
                                 multiplied 1.50% and to pay at maturity the notional
                                 amount multiplied by the 3 month CHF-LIBOR-BBA.

   123,800,000  CHF 3/29/2005    Agreement with J.P. Morgan Chase Bank dated 8/5/2003             582,729
                                 to receive quarterly the notional amount multiplied by
                                 1.50% and to pay quarterly the notional amount
                                 multiplied by the 3 month CHF-LIBOR-BBA.

    25,900,000  EUR 6/16/2004    Agreement with J.P. Morgan Chase Bank dated 12/3/03 to        (1,108,207)
                                 receive annually the notional amount multiplied by 5.00%
                                 and to pay annually the notional amount multiplied by the
                                 6 month EUR-EURIBOR-TELERATE.

     1,400,000  EUR 3/15/2007    Agreement with J.P. Morgan Chase Bank dated 5/21/2003             (8,199)
                                 to pay annually the notional amount multiplied by 3.50%
                                 and to receive annually the notional amount multiplied by
                                 the 6 month EUR-EURIBOR-TELERATE.

    11,700,000  EUR 6/17/2012    Agreement with Goldman Sachs Capital Markets, LP dated          (792,071)
                                 4/8/02 to receive annually the notional amount multiplied
                                 by the 6 month EURIBOR and to pay annually the notional
                                 amount multiplied by 5.00%.

    68,800,000  EUR 6/16/2014    Agreement with Goldman Sachs Capital Markets, LP dated        (2,943,809)
                                 12/23/03 to receive annually the notional amount
                                 multiplied by the 6 month EUR-EURIBOR-TELERATE and
                                 to pay annually the notional amount multiplied by 5.00%.

   241,000,000  JPY 6/20/2011    Agreement with Goldman Sachs Capital Markets, LP dated           (45,365)
                                 4/8/02 to receive semi-annually the notional amount
                                 multiplied by the 6 month JPY-LIBOR-BBA and to pay
                                 semi-annually the notional amount multiplied by 1.4%.

   241,000,000  JPY 6/20/2011    Agreement with Morgan Stanley Capital Services Inc.              (40,248)
                                 dated 7/9/2003 to receive semi-annually the notional
                                 amount multiplied by 0.875% and to pay semi-annually
                                 the notional amount multiplied by the 6 month JPY-
                                 LIBOR-BBA.

 4,870,000,000  JPY 6/18/2013    Agreement with Morgan Stanley Capital Services Inc.           (1,223,512)
                                 dated 12/19/2003 to pay semi-annually the notional
                                 amount multiplied by 1.645% and to receive semi-
                                 annually the notional amount multiplied by the 6 month
                                 JPY-LIBOR-BBA.

    74,500,000  SEK 6/17/2008    Agreement with Merrill Lynch Capital Services, Inc., dated      (117,403)
                                 7/28/03 to receive annually the notional amount
                                 multiplied 4.50% and to pay annually the notional amount
                                 multiplied by the 3 month SEK-STIBOR-SIDE.

   223,500,000  SEK 6/17/2008    Agreements with J.P. Morgan Chase Bank dated 6/17/03            (352,209)
                                 and 6/18/03 to receive annually the notional amount
                                 multiplied by 4.50% and to pay annually the notional
                                 amount multiplied by the SEK-STIBOR-SIDE.
                                                                                              -----------

                                                                                              $(4,775,767)
                                                                                              ===========

CHF - Swiss Franc
EUR - Euro
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



11. Distributions to Shareholders

The tax character of distributions paid during the period ended December 31, 2003 and 2002 were as follows:

                                               Ordinary Income     Long-Term Capital Gain          Total
                                           ----------------------- ---------------------- ------------------------
                                              2003        2002        2003       2002        2003         2002
                                           ----------- ----------- ---------- ----------- ----------- ------------

Met/Aim Mid Cap Core Equity Portfolio      $ 1,832,869 $    35,706 $       -- $        -- $ 1,832,869 $     35,706

Harris Oakmark International Portfolio       3,002,349      25,711    273,106          --   3,275,455       25,711

Janus Aggressive Growth Portfolio                   --       3,835         --          --          --        3,835

J.P. Morgan Quality Bond Portfolio           6,861,057   7,428,949         --          --   6,861,057    7,428,949

J.P. Morgan Select Equity Portfolio            695,772     887,100         --          --     695,772      887,100

Lord Abbett America's Value Portfolio          207,582          --         --          --     207,582           --

Lord Abbett Bond Debenture Portfolio        15,972,187  18,063,089         --          --  15,972,187   18,063,089

Lord Abbett Growth and Income Portfolio     15,519,662  12,838,805         --  89,637,114  15,519,662  102,475,919

Lord Abbett Mid-Cap Value Portfolio          1,044,172   2,762,182  2,774,829   2,878,267   3,819,001    5,640,449

MFS Research International Portfolio         1,398,236      96,053         --          --   1,398,236       96,053

Oppenheimer Capital Appreciation Portfolio          --       4,593         --          --          --        4,593

PIMCO Inflation Protected Bond Portfolio     8,015,505          --    164,306          --   8,179,811           --

PIMCO Money Market Portfolio                   766,962     746,672         --          --     766,962      746,672

PIMCO Total Return Portfolio                21,621,640          --  2,238,470          --  23,860,110           --

Met/Putnam Capital Opportunities Portfolio          --      48,895         --          --          --       48,895

Met/Putnam Research Portfolio                    6,783     280,416         --          --       6,783      280,416

Third Avenue Small Cap Value Portfolio       1,983,734     127,430    550,664          --   2,534,398      127,430

T. Rowe Price Mid Cap Growth Portfolio              --     460,015         --          --          --      460,015

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


11. Distributions to Shareholders - continued

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed   Unrealized       Loss
                                             Ordinary      Long-Term    Appreciation  Carryforwards
                                              Income         Gain      (Depreciation) and Deferrals     Total
                                           ------------- ------------- -------------- ------------- ------------

Met/Aim Mid Cap Core Equity Portfolio       $        --   $       --    $ 28,369,554  $   (125,361) $ 28,244,193

Met/Aim Small Cap Growth Portfolio                   --           --      38,642,116    (1,357,795)   37,284,321

Harris Oakmark International Portfolio           75,212                   49,301,701       (19,223)   49,357,690

Janus Aggressive Growth Portfolio                    --           --      35,550,368    (9,290,397)   26,259,971

J.P. Morgan Quality Bond Portfolio            5,408,250    2,259,067       3,427,948       (32,333)   11,062,932

J.P. Morgan Select Equity Portfolio             907,452           --      13,328,005   (43,056,108)  (28,820,651)

Lord Abbett America's Value Portfolio               793           --         862,126        (8,128)      854,791

Lord Abbett Bond Debenture Portfolio         42,393,038           --      57,905,549   (31,186,746)   69,111,841

Lord Abbett Growth and Income Portfolio      12,686,324           --     301,953,901   (61,073,061)  253,567,164

Lord Abbett Growth Opportunities Portfolio           --           --       7,453,281    (5,405,872)    2,047,409

Lord Abbett Mid-Cap Value Portfolio           1,208,160    6,548,820      32,859,734    (3,744,425)   36,872,289

MFS Research International Portfolio          1,492,995           --      41,125,668   (14,985,680)   27,632,983

Oppenheimer Capital Appreciation Portfolio    2,196,684           --      64,116,630        (4,956)   66,308,358

PIMCO Inflation Protected Bond Portfolio        360,091           --       2,294,997       (98,301)    2,556,787

PIMCO Innovation Portfolio                      152,852           --       4,999,702        (5,016)    5,147,538

PIMCO Money Market Portfolio                         --           --              --        (4,611)       (4,611)

PIMCO Total Return Portfolio                 45,449,307           --       1,558,600    (8,830,686)   38,177,221

Met/Putnam Capital Opportunities Portfolio           --           --       6,331,389   (12,379,397)   (6,048,008)

Met/Putnam Research Portfolio                        --           --       9,416,760    (8,321,710)    1,095,050

Third Avenue Small Cap Value Portfolio        1,454,108      923,581      51,843,183       (11,077)   54,209,795

T. Rowe Price Mid Cap Growth Portfolio               --           --      51,956,391   (18,755,114)   33,201,277

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. Acquisitions

On April 28, 2003, Janus Aggressive Growth Portfolio ("Janus Aggressive") acquired all the net assets of Met Series Fund Janus Growth Portfolio ("Janus Growth"), a series of Metropolitan Series Fund, Inc., pursuant to a plan of reorganization approved by Janus Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,479,616 Class A shares of Janus Aggressive (valued at $13.9 million) in exchange for the 2,470,823 Class A shares of Janus Growth, 1,148,231 Class B shares of Janus Aggressive (valued at $6.4 million) in exchange for the 1,142,102 Class B shares of Janus Growth and 352,762 Class E shares of Janus Aggressive (valued at $2.0 million) in exchange for the 350,256 Class E shares of Janus Growth outstanding on April 25, 2003. Janus Growth Class A net assets at that date ($13.9 million), including $455,087 of unrealized appreciation and approximately $5.3 million of accumulated net realized losses, were combined with those of Janus Aggressive Class A. Janus Growth Class B net assets at that date ($6.4 million), including $389,287 of unrealized appreciation and $1.7 million of accumulated net realized losses, were combined with those of Janus Aggressive Class B. Janus Growth Class E net assets at that date ($2.0 million), including $145,985 of unrealized appreciation and $268,280 of accumulated net realized losses were combined with those of Janus Aggressive Class E. The aggregate Class A net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $63,022 and $13,935,443, respectively. The aggregate Class A net assets of Janus Aggressive immediately after the acquisition were $13,998,465. The aggregate Class B net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $76,388,239 and $6,418,611, respectively. The aggregate Class B net assets of Janus Aggressive immediately after the acquisition were $82,806,850. The aggregate Class E net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $9,897 and $1,971,939, respectively. The aggregate Class E net assets of Janus Aggressive immediately after the acquisition were $1,981,836.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



On April 28, 2003, MFS Research International Portfolio ("MFS Research") acquired all the net assets of J.P. Morgan International Equity Portfolio ("International Equity") pursuant to a plan of reorganization approved by International Equity shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 6,123,890 Class A shares of MFS Research (valued at $45.0 million) in exchange for the 6,495,035 Class A shares of International Equity and 210,873 Class B shares of MFS Research (valued at $1.5 million) in exchange for the 224,646 Class B shares of International Equity outstanding on April 25, 2003. International Equity Class A net assets at that date ($45.0 million), including $4.2 million of unrealized depreciation and approximately $39.9 million of accumulated net realized losses, were combined with those of MFS Research Class A. International Equity Class B net assets at that date ($1.5 million), including $48,788 of unrealized appreciation and $406,843 of accumulated net realized losses, were combined with those of MFS Research Class B. The aggregate Class A net assets of MFS Research and International Equity immediately before the acquisition were $7,612,751 and $45,010,593, respectively. The aggregate Class A net assets of MFS Research immediately after the acquisition were $52,623,344. The aggregate Class B net assets of MFS Research and International Equity immediately before the acquisition were $104,817,626 and $1,548,933, respectively. The aggregate Class B net assets of MFS Research immediately after the acquisition were $106,365,435.

On April 28, 2003, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of J.P. Morgan Enhanced Index Portfolio ("Enhanced Index") pursuant to a plan of reorganization approved by Enhanced Index shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 5,782,283 Class A shares of Growth and Income (valued at $109.3 million) in exchange for the 9,854,387 Class A shares of Enhanced Index and 249,263 Class B shares of Growth and Income (valued at $4.7 million) in exchange for the 424,220 Class B shares of Enhanced Index outstanding on April 25, 2003. Enhanced Index Class A net assets at that date ($109.3 million), including $15.2 million of unrealized depreciation and approximately $63.3 million of accumulated net realized losses, were combined with those of Growth and Income Class A. Enhanced Index Class B net assets at that date ($4.7 million), including $117,866 of unrealized appreciation and $1.3 million of accumulated net realized losses, were combined with those of Growth and Income Class B. The aggregate Class A net assets of Growth and Income and Enhanced Index immediately before the acquisition were $854,552,441 and $109,285,155, respectively. The aggregate Class A net assets of Growth and Income immediately after the acquisition were $963,837,596. The aggregate Class B net assets of Growth and Income and Enhanced Index immediately before the acquisition were $441,832,788 and $4,696,113, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $446,528,901.

On April 28, 2003, Lord Abbett Growth Opportunities Portfolio ("Growth Opportunities") acquired all the net assets of Lord Abbett Developing Growth Portfolio ("Developing Growth") pursuant to a plan of reorganization approved by Developing Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,703,556 Class A shares of Growth Opportunities (valued at $19.1 million) in exchange for the 2,505,390 Class A shares of Developing Growth and 652,415 Class B shares of Growth Opportunities (valued at $4.6 million) in exchange for the 602,691 Class B shares of Developing Growth outstanding on April 25, 2003. Developing Growth Class A net assets at that date ($19.1 million), including $2.3 million of unrealized depreciation and approximately $12.0 million of accumulated net realized losses, were combined with those of Growth Opportunities Class A. Developing Growth Class B net assets at that date ($4.6 million), including $708,713 of unrealized appreciation and $1.8 million of accumulated net realized losses, were combined with those of Growth Opportunities Class B. The aggregate Class A net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $1,867,758 and $19,141,178, respectively. The aggregate Class A net assets of Growth Opportunities immediately after the acquisition were $21,089,936. The aggregate Class B net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $14,985,098 and $4,586,478, respectively. The aggregate Class B net assets of Growth Opportunities immediately after the acquisition were $19,571,576.

On April 29, 2002, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all the net assets of Loomis Sayles High Yield Bond Portfolio, a series of Metropolitan Series Fund, Inc., ("High Yield Bond") pursuant to a plan of reorganization approved by High Yield Bond shareholders on April 26, 2002. The acquisition was accomplished by a tax-free exchange of 7,038,503 Class A shares of Bond Debenture (valued at $70.1 million) in exchange for the 10,172,926 Class A shares of High Yield Bond and 33,013 Class E shares of Bond Debenture (valued at $0.3 million) in exchange for the 47,657 Class E shares of High Yield Bond outstanding on April 26, 2002. High Yield Bond Class A net assets at that date ($70.1 million), including $3.1 million of unrealized depreciation and approximately $19.8 million of accumulated net realized losses, were combined with those of Bond Debenture Class A. High Yield Bond Class E net assets at that date ($0.3 million), including $1,643 of unrealized appreciation and $29,067 of distributions in excess of income were combined with those of Bond Debenture Class E. The aggregate Class A net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $153,831,106 and $73,279,076, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $227,110,182. The aggregate Class E net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $10,118 and $343,334, respectively. The aggregate Class E net assets of Bond Debenture immediately after the acquisition were $353,452.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



13. Proxy Results (Unaudited)

At a Special Meeting of Shareholders of the J.P. Morgan Enhanced Index Portfolio, J.P. Morgan International Equity Portfolio and Lord Abbett Developing Growth Portfolio held on April 25, 2003, such shareholders voted for the following proposals:

                                                                                          For    Against Abstain   Total
                                                                                       --------- ------- ------- ----------
1.To approve an agreement and Plan of Reorganization for the sale of all of the        9,328,855 388,431 749,084 10,466,370
  assets of J.P. Morgan Enhanced Index Portfolio to, and the assumption of all of the liabilities of J.P. Morgan Enhanced Index Portfolio by Lord Abbett Growth
  and Income Portfolio, a series of the Met Investors Series Trust, in exchange for shares of Lord Abbett Growth and Income Portfolio and the distribution of such shares to the shareholders of J.P. Morgan Enhanced Index Portfolio in complete liquidation of the J.P. Morgan Enhanced Index Portfolio.

2.To approve an agreement and Plan of Reorganization for the sale of all of the        6,130,073 175,642 579,476  6,885,191
  assets of Lord Abbett Developing Growth Portfolio to, and the assumption of all of the liabilities of Lord Abbett Developing Growth Portfolio by Lord Abbett
  Growth Opportunities Portfolio, a series of the Met Investors Series Trust, in exchange for shares of Lord Abbett Growth Opportunities Portfolio and the distribution of such shares to the shareholders of the Lord Abbett Developing
  Growth Portfolio in complete liquidation of the Lord Abbett Developing Growth
  Portfolio.

3.To approve an agreement and Plan of Reorganization for the sale of all of the        2,772,671 120,563 245,490  3,138,724
  assets of J.P. Morgan International Equity Portfolio to, and the assumption of all of the liabilities of J.P. Morgan International Equity Portfolio by MFS Research
  International Portfolio, a series of the Met Investors Series Trust, in exchange for shares of MFS Research International Portfolio and the distribution of such shares to the shareholders of the J.P. Morgan International Equity Portfolio in
  complete liquidation of the J.P. Morgan International Equity Portfolio.

14. Subsequent Events

A. Reorganization:

The following Portfolio reorganization will be presented to the Board of Trustees on February 18, 2004, for approval. If approved, the reorganization will be presented to shareholders on or about April 27, 2004. If approved by shareholders, the reorganization will occur on or about April 30, 2004.

The proposed reorganization provides for the acquisition of all of the assets of:

PIMCO Money Market Portfolio in exchange for shares of State Street Research Money Market Portfolio, a series of Metropolitan Series Fund, Inc.

INDEPENDENT AUDITORS' REPORT

To the Policyholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Met Investors Series Trust, (the "Trust") comprising Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio (formerly State Street Research Concentrated International Portfolio), Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid Cap Value Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Innovation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio (formerly J.P. Morgan Small Cap Stock Portfolio), Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio (formerly MFS Mid Cap Growth Portfolio) (each a "Portfolio" and collectively, the "Portfolios") as of December 31, 2003, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures, included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Met Investors Series Trust as of December 31, 2003, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for the respective periods presented in conformity, with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2004

                          MET INVESTORS SERIES TRUST
                               December 31, 2003



Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
                                                                                                Number of
                                                                                                Portfolios
                                                                                                 in Fund
                           Position(s)  Term of Office                                           Complex
                            Held with   and Length of          Principal Occupation(s)           overseen   Other Directorships
Name, Age and Address      Registrant    Time Served             During Past 5 Years            by Trustee    Held by Trustee
---------------------     ------------- -------------- ---------------------------------------- ---------- ----------------------
Elizabeth M. Forget* (37) President and    From        Since December 2000, President of Met        21     None
                          Trustee          December    Investors Advisory LLC; since July 2000,
                                           2000 to     Executive Vice President of MetLife
                                           present.    Investors Group, Inc.; from June 1996
                                                       to July 2000, Senior Vice President of
                                                       Equitable Distributors, Inc. and Vice
                                                       President of Equitable Life Assurance
                                                       Society of the United States.

Disinterested Trustees
Stephen M. Alderman (43)  Trustee          From        Since November 1991, Shareholder in          21     None
                                           December    the law firm of Garfield and Merel, Ltd.
                                           2000 to
                                           present.

Jack R. Borsting (74)     Trustee          From        Since 2001, Professor of Business            21     Director, Ivax
                                           December    Administration and Dean Emeritus,                   Diagnostics and Los
                                           2000 to     Marshall School of Business, University             Angeles Orthopedic
                                           present.    of Southern California (USC); from                  Hospital. Trustee,
                                                       1995-2001 Executive Director, Center                The Rose Hills
                                                       for Telecommunications Management,                  Foundation.
                                                       USC; from 1988 to 1995, Dean of                     Member, Army
                                                       Marshall School of Business, USC.                   Science Board.

Theodore A. Myers (72)    Trustee          From        Since 1993, Financial Consultant.            21     None
                                           December
                                           2000 to
                                           present.

Tod H. Parrott (66)       Trustee          From        Since June 1996, Managing Partner,           21     Director, U.S. Stock
                                           December    Rockaway Partners Ltd. (Investment                  Transfer
                                           2000 to     Consultants).                                       Corporation;
                                           present.                                                        Director, Bonfire
                                                                                                           Foundation.

Dawn M. Vroegop (37)      Trustee          From        From September 1999 to September             21     Director, Caywood
                                           December    2003, Managing Director, Dresdner                   Scholl Asset
                                           2000 to     RCM Global Investors; from July 1994 to             Management;
                                           present.    July 1999, Director, Schroder Capital               Investment
                                                       Management International.                           Committee Member
                                                                                                           of City College of San
                                                                                                           Francisco.

                          MET INVESTORS SERIES TRUST
                               December 31, 2003



Trustees and Officers (Unaudited) - continued

                                                                                               Number of
                                                                                               Portfolios
                                                                                                in Fund
                         Position(s)   Term of Office                                           Complex
                          Held with    and Length of          Principal Occupation(s)           overseen   Other Directorships
Name, Age and Address    Registrant     Time Served             During Past 5 Years            by Trustee    Held by Trustee
---------------------   -------------- -------------- ---------------------------------------- ---------- ---------------------

Disinterested Trustees (cont.)

Roger T. Wickers (69)   Trustee         From          Since 1995, retired; from 1980 to 1995,      21     From 1995 to 1998,
                                        December      Senior Vice President and General                   Chairman of the
                                        2000 to       Counsel, Keystone Group Inc. and the                Board of Directors of
                                        present.      Keystone Group of Mutual Funds.                     two American
                                                                                                          International Group
                                                                                                          mutual funds.

The Executive Officers
Jeffrey A. Tupper (33)  Chief           From August   Since February 2001, Assistant Vice
                        Financial       2002 to       President of MetLife Investors
                        Officer,        present.      Distribution Company; from 1997 to
                        Treasurer                     January 2001, Vice President of PIMCO
                                                      Advisors L.P.

Michael K. Farrell (49) Executive Vice  From August   Since July 2002, Chief Executive Officer
                        President       2002 to       of MetLife Investors Group, Inc. and Met
                                        present.      Investors Advisory LLC; since April
                                                      2001, Chief Executive Officer of MetLife
                                                      Resources and Senior Vice President of
                                                      Metropolitan Life Insurance Company;
                                                      since January 1990, President of
                                                      Michael K. Farrell Associates, Inc.
                                                      (qualified retirement plans for non-
                                                      profit organizations)

Richard C. Pearson (59) Vice President  From          Since July 2002, President of MetLife
                        and Secretary   December      Investors Distribution Company; since
                                        2000 to       January, 2002, Secretary of Met
                                        present.      Investors Advisory LLC; since January
                                                      2001, Senior Vice President, General
                                                      Counsel and Secretary of MetLife
                                                      Investors Group, Inc.; since November
                                                      2000, Vice President, General Counsel
                                                      and Secretary of Met Investors Advisory
                                                      LLC; from 1998 to November 2000,
                                                      President, Security First Group, Inc.;
                                                      from 1983 to 1997, Senior Vice
                                                      President, General Counsel, Security
                                                      First Group, Inc.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

Additional information about the Portfolios' trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, CA 92660 or by phone at 1-800-848-3854.

                                                                     ANNUAL 1203


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

                                 MET INVESTORS
                                 SERIES TRUST

                     Met/AIM Mid Cap Core Equity Portfolio
                      Met/AIM Small Cap Growth Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                      J.P. Morgan Quality Bond Portfolio
                      J.P. Morgan Select Equity Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MFS Research International Portfolio
                            Money Market Portfolio
                    (Formerly PIMCO Money Market Portfolio)
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                        PIMCO PEA Innovation Portfolio
                     (Formerly PIMCO Innovation Portfolio)
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                         Met/Putnam Research Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2004

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio              For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


In the first half of 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted modest gains, and the U.S. economy grew at a healthy pace. The Dow Jones Industrial Average/1/ was up 0.87%, the NASDAQ Composite Index/2/ was up 2.22%, and the S&P 500 Index/3/ was up 3.44%. GDP growth for the first quarter was revised to 3.9%, which was slightly below expectations, and mostly due to a widening trade gap and an uptick in inflation. Consequently, estimates for second quarter Gross Domestic Product (GDP) growth have been revised lower to between 3.5-4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management index (ISM) remained above 60 in the first half of the year, a level far exceeding the economic expansion mark of 50. Within these reports, the employment component of the ISM showed signs of consistent improvement. In fact, the overall employment picture improved significantly in the first half of 2004 as the unemployment rate fell to 5.6% by the end of June. Job creation also picked up, particularly in the second quarter, as both the household survey and nonfarm payrolls rose by more than 200,000 jobs, on average, each month during the period.

Consumer confidence got a boost from the improving employment situation, and by the end of the second half, the Conference Board's Index of Consumer Confidence reached its highest level since 2002. Consumer spending also remained healthy, despite rising oil costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained particularly healthy in the first half as home buyers rushed to lock in historically low mortgage rates before the Federal Reserve took action.

In any case, an economic expansion appears to be underway as corporate profits have strengthened significantly, and the labor market has solidified. Preliminary inflation measures are elevated and higher inflation and interest rates are generally expected over the next few months. In response to these factors, the Federal Open Market Committee raised the fed funds target by 25 basis points at its June meeting, with more increases expected later this year. As we enter the second half of the year, the primary focus will be on the impact that the rate increases, presidential election outcome, and Iraq situation will have on the economy and markets.

PORTFOLIO OVERVIEW
In the first half of 2004, the Met/AIM Mid Cap Core Equity Portfolio Class B shares posted a return of 8.46%, out performing its benchmark, the Russell Midcap Index/4/, which posted a return of 6.67%. Portfolio managers held overweight positions in the industrials, materials, and energy sectors, and under weight positions in the consumer discretionary, financials, information technology, utilities and health care sectors, relative to the Russell Midcap Index. Throughout the year, portfolio managers took steps to increase exposure to the financials and materials sectors, and they reduced their allocation to the health care sector.

The bulk of the Portfolio's outperformance can be attributed to the portfolio's exposure to the industrials and energy sectors. Within the energy sector, oil & gas stocks performed particularly well. Stock selection in the health care sector benefited the Portfolio as health care equipment and supplies stocks posted double digit returns. An overweight position in the materials sector also positively contributed to the portfolio's performance as holdings in forest and paper products companies performed well. The Portfolio had weak relative performance from holdings in the consumer staples and utilities sectors.

Fund managers continued to invest cautiously, balancing any investments in companies that were leveraged to economic recovery with more defensive names. Given the Portfolio's generally conservative posture, portfolio managers have been careful to select economically sensitive companies that represent strong brands, are market leaders and are trading at very compelling valuations. Fund managers believe this investment philosophy will generate relatively consistent long-term performance.

RONALD S. SLOAN
Portfolio Manager
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              International Flavors & Fragrances, Inc.   2.65%
              ---------------------------------------------------
              Dover Corp.                                2.46%
              ---------------------------------------------------
              Mohawk Industries, Inc.                    2.20%
              ---------------------------------------------------
              Computer Associates International, Inc.    1.91%
              ---------------------------------------------------
              V.F. Corp.                                 1.86%
              ---------------------------------------------------
              Wisconsin Energy Corp.                     1.84%
              ---------------------------------------------------
              Campbell Soup Co.                          1.83%
              ---------------------------------------------------
              Republic Services, Inc.                    1.82%
              ---------------------------------------------------
              Ceridian Corp.                             1.78%
              ---------------------------------------------------
              Kroger Co.                                 1.76%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
                                    [CHART]


Non-Cyclical           26.9%
Industrial             12.6%
Cyclical               12.4%
Financial              12.0%
Energy                  9.6%
Basic Materials         9.5%
Technology              5.4%
Diversified             4.7%
Communications          3.8%
Utilities               3.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio              For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



               Met/AIM Mid Cap Core Equity Portfolio, managed by
           AIM Capital Management, Inc., vs. Russell Midcap Index/4/
                           Growth Based on $10,000+
                                    [CHART]

                                         Met/AIM Mid Cap
            Russell Midcap Index/4/   Core Equity Portfolio
            -----------------------   ---------------------
10/9/2001         $10,000                    $10,000
12/31/2001         11,463                     11,026
3/31/2002          11,950                     11,606
6/30/2002          10,809                     10,826
9/30/2002           8,903                      9,275
12/31/2002          9,608                      9,843
3/31/2003           9,381                      9,402
6/30/2003          11,094                     10,874
9/30/2003          11,807                     11,314
12/31/2003         13,457                     12,406
3/31/2004          14,148                     12,840
6/30/2004          14,354                     13,456

    -----------------------------------------------------------
                                Average Annual Return/5/
                                (for the period ended 6/30/04)
    -----------------------------------------------------------
                                1 Year    Since Inception/6/
    -----------------------------------------------------------
    Met/AIM Mid Cap Core Equity
    Portfolio--Class A          24.16%          8.71%
--  Class B                     23.74%         11.50%
    Class E                     24.00%          6.96%
    -----------------------------------------------------------
- - Russell Midcap Index/4/     29.39%         14.15%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $6.1 billion; the median market capitalization was approximately $3.3 billion. The Index had a market capitalization range of approximately $13.4 billion to $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                 For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


In the first half of 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted modest gains, and the U.S. economy grew at a healthy pace. The Dow Jones Industrial Average/1/ was up 0.87%, the NASDAQ Composite Index/2/ was up 2.22%, and the S&P 500 Index/3/ was up 3.44%. Gross Domestic Product (GDP) growth for the first quarter was revised to 3.9%, which was slightly below expectations, and mostly due to a widening trade gap and an uptick in inflation. Consequently, estimates for second quarter GDP growth have been revised lower to between 3.5-4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management index (ISM) remained above 60 in the first half of the year, a level far exceeding the economic expansion mark of 50. Within these reports, the employment component of the ISM showed signs of consistent improvement. In fact, the overall employment picture improved significantly in the first half of 2004 as the unemployment rate fell to 5.6% by the end of June. Job creation also picked up, particularly in the second quarter, as both the household survey and nonfarm payrolls rose by more than 200,000 jobs, on average, each month during the period.

Consumer confidence got a boost from the improving employment situation, and by the end of the second half, the Conference Board's Index of Consumer Confidence reached its highest level since 2002. Consumer spending also remained healthy, despite rising oil costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained particularly healthy in the first half as home buyers rushed to lock in historically low mortgage rates before the Federal Reserve took action.

In any case, an economic expansion appears to be underway as corporate profits have strengthened significantly, and the labor market has solidified. Preliminary inflation measures are elevated and higher inflation and interest rates are generally expected over the next few months. In response to these factors, the Federal Open Market Committee raised the fed funds target by 25 basis points at its June meeting, with more increases expected later this year. As we enter the second half of the year, the primary focus will be on the impact that the rate increases, presidential election outcome, and Iraq situation will have on the economy and markets.

PORTFOLIO OVERVIEW
For the six months ended June 30, 2004, the Met/AIM Small Cap Growth Portfolio Class B shares posted a return of 3.43%, underperforming its benchmark, the Russell 2000 Index/4/, which posted a return of 6.76%. Portfolio managers held overweight positions in the consumer discretionary, health care, and information technology sectors, and underweight positions in the financials and materials sectors, relative to the Russell 2000 Index.

The Portfolio's underperformance relative to the Russell 2000 Index in the first half was largely due to performance in the first quarter of 2004. While the Portfolio's performance improved significantly in the second quarter, it did not compensate for the underperformance in the first quarter. Poor stock picking and limited exposure to the financials sector was largely responsible for the Portfolio's relative underperformance. Stock selection and an underweight position in the industrials sector also detracted from relative performance during the time period. Stock selection in the consumer discretionary sector detracted from absolute performance as media stocks and multi-line retailers performed poorly in the first half. Energy holdings in the Portfolio positively contributed to the Portfolio as oil & gas stocks performed particularly well.

As they have for the past several months, portfolio managers continue to select cyclical and economically sensitive holdings to capitalize on the expanding economy. Portfolio managers have recently been encouraged by the strong performance from companies with high quality earnings, as these types of stocks make up a significant part of the Portfolio. Fund managers hope these trends will continue for the remainder of the year as the market transitions from the low-quality rally of last year to an environment which will reward companies that actually outperform on an operating basis.

ROBERT M. KIPPES
Portfolio Manager
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    Urban Outfitters, Inc.          0.85%
                    ----------------------------------------
                    United Natural Foods, Inc.      0.83%
                    ----------------------------------------
                    CoStar Group, Inc.              0.83%
                    ----------------------------------------
                    Trimble Navigation, Ltd.        0.83%
                    ----------------------------------------
                    Red Hat, Inc.                   0.78%
                    ----------------------------------------
                    Corporate Executive Board Co.   0.78%
                    ----------------------------------------
                    Cal Dive International, Inc.    0.73%
                    ----------------------------------------
                    Getty Images, Inc.              0.72%
                    ----------------------------------------
                    MSC Industrial Direct, Inc.     0.71%
                    ----------------------------------------
                    Euronet Worldwide, Inc.         0.71%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
      [CHART]


Non-Cyclical        30.1%
Technology          17.2%
Industrial          14.9%
Cyclical            14.0%
Financials           7.9%
Communications       7.8%
Energy               7.3%
Basic Materials      0.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                 For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                Met/AIM Small Cap Growth Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell 2000 Index/4/
                           Growth Based on $10,000+

                                    [CHART]


                   Russell              Met/AIM Small
                 2000 Index/4/      Cap Growth Portfolio
                --------------      --------------------
10/09/2001          $10,000                $10,000
12/31/2001           11,891                 11,890
03/31/2002           12,365                 11,540
06/30/2002           11,333                 10,040
09/30/2002            8,908                  8,190
12/31/2002            9,456                  8,620
03/31/2003            9,031                  8,290
06/30/2003           11,146                 10,010
09/30/2003           12,158                 10,749
12/31/2003           13,923                 11,969
03/31/2004           14,795                 12,229
06/30/2004           14,865                 12,380



    --------------------------------------------------------
                             Average Annual Return/5/
                             (for the period ended 6/30/04)
    --------------------------------------------------------
                             1 Year    Since Inception/6/
    --------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A       23.86%          2.03%
    Class B                  23.68%          8.14%
--  Class E                  23.80%          3.36%
    --------------------------------------------------------
- - Russell 2000 Index/4/    33.37%         15.62%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $90 million; the median market capitalization was approximately $511 million; The Index had a market capitalization range of approximately $1.9 billion to $117 million. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio              For the period ended 6/30/04
Managed by Goldman Sachs Asset Management, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
For the period since the Portfolio's inception on May 1, 2004 through June 30, 2004, the Goldman Sachs Mid-Cap Value Portfolio returned 6.20% versus 6.22% for its benchmark, the Russell Midcap Value Index/1/.

MARKET REVIEW
The U.S. equity markets moved higher during the second quarter of 2004. On the economic front, positive data flow continued during the period supporting a continued economic expansion with a notable increase in new jobs. However, inflation fears had investors focused on the Federal Reserve Board's indication that it would increase short-term interest rates by 25 basis points. This ultimately occurred on the last day of the quarter. Commodity prices, led by crude oil, reached record highs because of increased global demand and geopolitical fears. Company earnings continue to be positive, though varied.

PORTFOLIO POSITIONING
Since the Portfolio's inception, its holdings in financial and basic materials were the largest contributors to relative performance while its holdings in the technology and services sectors detracted from results.

Top contributors to performance were representative of a cross section of the market and included Abercrombie & Fitch Co. (2.5%), SouthTrust Corp. (1.4%), Nucor Corp. (1.1%), and Williams Companies (2.0%). Our focus on solid stock picking across industries, rather than sweeping thematic or macroeconomic positioning contributed to the Portfolio's performance.

Abercrombie & Fitch Co. benefited from changes in its merchandising strategies which enabled the company to compete with department store labels more effectively while increasing same store sales. We believe SouthTrust benefited from its high credit quality and ability to maximize efficiency. During the reporting period, Wachovia Corp. came to terms to acquire SouthTrust, with the closing projected to occur later in the year. We trimmed the Portfolio's position in SouthTrust following the announced sale. With oil and natural gas at peak prices and historic low inventory levels, we continued to focus on energy companies that demonstrate capital discipline and focus on solid company returns. Williams Company, for example, enhanced performance results, and we believe it is well-positioned to provide the capacity and operational flexibility that the marketplace needs while repairing its balance sheet. Also contributing to performance was Nucor Corp. (the largest steel producer in the U.S.). We believe the company has benefited from improving margins, continued increase in demand, and record steel pricing.

Detractors from performance were Callaway Golf Co. (0.6%) and Lennar Corp. (1.9%). Callaway Golf Co., suffered from competitive pressures to cut prices on its hallmark products which resulted in lower than expected sales. We continue to monitor the situation very closely. Lennar Corp., one of the largest single-family home builders in the U.S., declined on speculation that the housing market would slow with the prospect of rising interest rates. However, we believe Lennar Corp's well diversified business model should give the company flexibility during different market conditions.

OUTLOOK
In our view, the notable trend of differentiation prevalent in the market during the first half of the year will continue into the second half of 2004 as investors reward those companies actually delivering earnings and positive cash flow. We believe this environment is typical of the second year of an economic recovery and should produce subdued broad market gains.

Against this backdrop, we believe our process, which is solidly grounded on bottom-up, fundamental research, is well positioned to benefit. We focus on individual stock selection to find what we believe are quality businesses that sell at a discount to our assessment of the business' fair value. We believe a company's prospective ability to generate high cash flow returns on capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase and own well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The returns represent past performance. Current performance may be lower or higher than the performance quoted above.

The Portfolio is subject to the risk of rising and falling stock prices. In recent years the U.S. stock market has experienced substantial price volatility.

Holdings are as of June 30, 2004 and are subject to change in the future. Portfolio holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  PPL Corp.                          2.69%
                  -------------------------------------------
                  Abercrombie & Fitch Co.--Class A   2.39%
                  -------------------------------------------
                  Cummins, Inc.                      2.07%
                  -------------------------------------------
                  CIT Group, Inc.                    2.02%
                  -------------------------------------------
                  istar Financial, Inc.              1.98%
                  -------------------------------------------
                  Williams Companies, Inc. (The)     1.95%
                  -------------------------------------------
                  Eaton Corp.                        1.91%
                  -------------------------------------------
                  PartnerRe, Ltd.                    1.90%
                  -------------------------------------------
                  Lennar Corp.--Class A              1.86%
                  -------------------------------------------
                  Lamar Advertising Co.--Class A     1.76%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
                                    [CHART]



Non-Cyclical             11.1%
Financials               25.8%
Cyclical                 17.8%
Technology                5.7%
Industrials               8.4%
Energy                    9.4%
Basic Materials           6.3%
Communications            7.8%
Utilities                 7.7%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio              For the period ended 6/30/04
Managed by Goldman Sachs Asset Management, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Goldman Sachs Mid-Cap Value Portfolio, managed by
    Goldman Sachs Asset Management, L.P., vs. Russell Midcap Value Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             Russell Mid Cap          Goldman Sachs
             Growth Index/1/     Mid-Cap Value Portfolio
             ---------------     -----------------------
 5/1/2004       $10,000                 $10,000
6/30/2004        10,622                  10,620


    ------------------------------------------------------------
                                       Cumulative Return/2/
                                  (for the period ended 6/30/04)
    ------------------------------------------------------------
                                        Since Inception/3/
    ------------------------------------------------------------
--  Goldman Sachs Mid Cap Value
    Portfolio--Class A                        6.20%
    Class B                                   6.20%
    ------------------------------------------------------------
- - Russell Midcap Value Index/1/             6.22%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio             For the period ended 6/30/04
Managed by Harris Associates L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW
The world from an economic perspective is in somewhat of a peaceful, balanced state. As a result, the question becomes, does this state make it easier or harder to find value-oriented investments? The answer really is not that simple. When the world is in flux, emotionally, there is a greater tendency for investors to dump equities, both good quality and bad, out of fear. This enables longer-term, patient investors such as us to take advantage of other peoples' short-term time horizon. In a way, it makes our job easier. But, in such situations, though there are more opportunities, they exist in difficult environments. Today, we have the opposite situation. Though the environment is "easier", it means there is less irrationality in the market. In such situations we focus more than ever on the fundamentals of a business. What type of sustainable returns are the assets generating? Is management being a good steward of the company's free cash flow? Can we buy this company at an interesting discount to its intrinsic value? These are our investment fundamentals. We strongly believe that if we focus on these issues, and behave in a disciplined fashion, we will continue to be successful investors over the medium and long term.

PORTFOLIO PERFORMANCE REVIEW
As of the half-year ended June 30, 2004, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia and FarEast) Index/1/ returned 4.6%. During this same period, your Portfolio outperformed the index with a 6.9% return, primarily attributable to stock selection in France and an overweight position in Mexico, offset somewhat by an underweight position in Japan.

Individual stocks which contributed most significantly to performance during the period were French pharmaceutical company Aventis S.A., UK food producer Cadbury Schweppes Plc, and UK publisher Reed Elsevier. Aventis S.A. was purchased at a premium by its French rival Sanofi-Synthelabo during the period. Cadbury Schweppes Plc's 2003 acquisition of Adams, the world's #2 gum company, drew much skepticism in the marketplace as to whether they could strengthen the brands that had grown so weak under previous ownership's neglect. However, the integration is to date looking like a success, coupled with Cadbury Schweppes Plc's strong confection know-how, operating efficiency, and distribution system. Reed Elsevier's outlook is improving as the trough in demand for its cyclical education and business products appear to be behind them.

The largest detractor from performance during the period was UK pharmaceutical company GlaxoSmithKline Plc. Our in-depth research approach allows us to divorce ourselves from emotion and focus on the economics of a company. For example, short-term sentiment could lead investors away from the pharmaceutical industry. The news is filled with talk of regulatory threats, patent expiries, generic competition, meager pipelines, etc. The stock prices of these companies have collapsed while in many cases business value per share has increased. This has greatly increased the value proposition for many of these businesses and therefore led us to make significant investments. While we think there is some validity to a few of the market concerns, pharmaceutical companies remain terrific economic enterprises, with high returns on capital, high barriers to entry, tremendous free cash flow, and above average long-term secular growth. Specifically, we are currently able to buy GlaxoSmithKline Plc. for 50% of fair value and less than 15x earnings.

OUTLOOK
Happily, we are still finding lots of value in the world today. Though we are often asked which geographic region offers the greatest investment deals, we rarely can single out one area. Though we are overweight in Europe, we are invested very broadly from Europe to the UK, Latin America and Asia. Whether it is a South Korean mobile phone stock or an Italian Bank, we are finding lots of opportunity. But, there are no "gimmies" and finding the right investment does require a strong focus on fundamental analysis. This is what we call our blocking and tackling. Thank you for your support and confidence.

DAVID G. HERRO
MICHAEL J. WELSH
Portfolio Managers
Harris Associates L.P.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  GlaxoSmithKline Plc                 3.85%
                  --------------------------------------------
                  Diageo Plc                          3.59%
                  --------------------------------------------
                  Bank of Ireland                     3.32%
                  --------------------------------------------
                  Euronext N.V.                       3.11%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG   3.07%
                  --------------------------------------------
                  Cadbury Schweppes Plc               2.98%
                  --------------------------------------------
                  Reed International Plc              2.94%
                  --------------------------------------------
                  Takeda Chemical Industries, Ltd.    2.92%
                  --------------------------------------------
                  Nestle S.A.                         2.85%
                  --------------------------------------------
                  Akzo Nobel N.V.                     2.75%
                  --------------------------------------------

--------------------------------------------------------------------------------
COUNTRY ALLOCATION (% of portfolio market value)
As of 6/30/04
                                    [CHART]


France                     13.7%
Germany                     7.5%
Italy                       6.1%
Japan                       7.7%
Mexico                      3.3%
Netherlands                 7.4%
South Korea                 3.3%
Switzerland                14.1%
United Kingdom             23.8%
Others                     13.1%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio             For the period ended 6/30/04
Managed by Harris Associates L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              Harris Oakmark International Portfolio, managed by
                Harris Associates L.P., vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    MSCI EAFE           Harris Oakmark
                    Index/1/       International Portfolio
                   ----------      -----------------------
10/09/2001          $10,000                $10,000
12/31/2001           10,391                 10,969
03/31/2002           10,450                 10,787
06/30/2002           10,249                 10,473
09/30/2002            8,231                  8,713
12/31/2002            8,765                  8,984
03/31/2003            8,052                  7,890
06/30/2003            9,627                  9,855
09/30/2003           10,415                 10,534
12/31/2003           12,196                 12,124
03/31/2004           12,733                 12,585
06/30/2004           12,789                 12,882


    ------------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the period ended 6/30/04)
    ------------------------------------------------------------
                                 1 Year    Since Inception/3/
    ------------------------------------------------------------
--  Harris Oakmark International
    Portfolio--Class A           31.07%          7.05%
    Class B                      30.72%          9.74%
    Class E                      30.99%          8.17%
    ------------------------------------------------------------
- - MSCI EAFE Index/1/           32.85%          9.42%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International (MSCI) (EAFE) Europe, Australasia and Far East Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW
For the six months ended June 30, 2004, your Portfolio advanced 3.84%. This compares to the S&P 500 Index, which gained 3.44% for the period.

MARKET OVERVIEW
After finishing 2003 on a strong note, stocks treaded water during the first half of 2004, as concerns about rising interest rates, war, and oil prices offset good news on job growth and corporate earnings. Consequently, the S&P 500 Index/1/ rose 3.44% during the six months ended June 30 after rising 15.15% in the six months ended December 31, 2003. The S&P 500 Index outperformed both the Dow Jones Industrial Average/2 /and the Nasdaq Composite Index/3/, which posted returns of 0.87% and 2.22%, respectively. Value stocks were favored over growth stocks in this environment while smaller capitalization stocks overshadowed their larger counterparts.

On June 30, investors' predictions about increasing interest rates came true when, for the first time in four years, the Federal Reserve raised the short-term benchmark rate. The Fed's 0.25% hike was widely expected due to improving economic conditions, which, among other things, included a strong recovery in corporate profits. In describing its posture toward future monetary policy, the central bank said that while underlying inflation is expected to remain relatively low, it will respond to changes in economic prospects as needed to maintain price stability, albeit at a pace that is likely to be "measured."

MANAGER'S OVERVIEW
Q. Which individual holdings had the greatest positive impact on performance? The biggest contributor to the Portfolio's absolute results was online media giant Yahoo!, Inc., which continued to enjoy rapid growth in its search advertising business. Alcon, Inc. was another strong performer for the Portfolio. The pharmaceuticals and medical devices company reported impressive, first-quarter earnings growth during the period and maintained a burgeoning product pipeline. Other stocks that contributed substantially to our absolute results included security software developer Check Point Software Technologies Ltd., electricity company Reliant Energy, Inc., and Whole Foods Market, Inc., operator of a chain of natural and organic food supermarkets. With destructive viruses on the rise, more and more companies turned to Check Point Software Technologies Ltd., for their software needs during the period. Meanwhile, Reliant Energy, Inc. reaped rewards from the successful execution of a plan to reduce its debt, strengthen its balance sheet and reshape the capital structure of its business. For its part, Whole Foods Market, Inc. continued to produce strong quarter-over-quarter sales growth.

Q. Which individual holdings had the greatest negative impact on performance? The Portfolio's semiconductor holdings were among its most significant detractors on an absolute basis. These included Texas Instruments, Inc. and Applied Materials, Inc. Another detractor was discount airline easyJet, Plc. which suffered from higher fuel prices. Clear Channel Communications, Inc., the largest radio broadcaster in the U.S., also subtracted from our performance, as sluggish advertising sales continued to weigh down the entire industry. Tax and personal-finance software provider Intuit, Inc., also declined after announcing that quarterly earnings would come in at the low end of forecasts because of weakening sales of its QuickBooks small-business accounting software.

Q. Which sectors had the greatest impact on performance?
Though we gauge our results based on the combined growth of our individual stocks, sector performance can help to determine progress. With this in mind, the healthcare sector was the biggest contributor to the Portfolio's absolute performance, followed by the information technology (IT) group. It's noteworthy that our weighting in IT was nearly double that of our benchmark during the period and that strong stock selection in this sector aided our performance considerably. While none of the areas in which the Portfolio was invested detracted from our results, the industrials and telecommunications groups were among our weaker performers. With regard to the industrials sector, weakness can be attributed primarily to a few select holdings within this group, while a substantial underweighting compared to the Index contributed to weakness in the telecom sector.

Q. How will you manage the Portfolio in the months ahead?
Looking ahead, uncertainties remain. Global terrorism, China's efforts to rein in economic growth, this year's U.S. presidential election--we will be closely monitoring all of these as we seek out what we believe are exceptional companies that will reward our confidence. Meanwhile, I firmly believe the current market volatility provides compelling opportunities to invest in exceptional businesses at attractive prices. You can be assured that all of our efforts will be fully focused on finding those companies that we believe can perform best in this climate.

CLAIRE YOUNG
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Yahoo!, Inc.                      4.39%
                   ------------------------------------------
                   Cisco System, Inc.                3.10%
                   ------------------------------------------
                   Maxim Integrated Products, Inc.   3.05%
                   ------------------------------------------
                   Gap, Inc.                         2.47%
                   ------------------------------------------
                   United Health Group, Inc.         2.12%
                   ------------------------------------------
                   Microsoft Corp.                   2.08%
                   ------------------------------------------
                   Total Fina Elf S.A. (ADR)         1.96%
                   ------------------------------------------
                   Time Warner, Inc.                 1.92%
                   ------------------------------------------
                   Roche Holdings AG                 1.79%
                   ------------------------------------------
                   Alcon, Inc.                       1.71%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                     [CHART]


Technology            19.2%
Non-Cyclical          30.1%
Cyclical              18.8%
Industrials            5.4%
Financials             8.0%
Communications         9.3%
Energy                 6.5%
Diversified            2.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio, managed by
              Janus Capital Management LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]


                                   Janus Aggressive
             S&P 500 Index/1/      Growth Portfolio
             ----------------      ----------------
 2/01             $10,000             $10,000
 3/01               8,512               7,970
 6/01               9,010               8,300
 9/01               7,687               6,220
12/01               8,509               7,400
 3/02               8,533               7,430
 6/02               7,389               6,260
 9/02               6,113               5,250
12/02               6,628               5,341
 3/03               6,420               5,351
 6/03               7,408               6,041
 9/03               7,605               6,251
12/02               8,531               6,991
 3/04               8,675               7,042
 6/04               8,824               7,242



    --------------------------------------------------------
                               Average Annual Return/4/
                            (for the period ended 6/30/04)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/5/
    --------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      20.26%     --      -0.73%
--  Class B                 19.87% -4.45%      -9.11%
    Class E                 20.03%     --      22.99%
    --------------------------------------------------------
- - S&P 500 Index/1/        19.10% -0.69%      -3.59%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                 For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM?
The J.P. Morgan Quality Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and to maintain liquidity, underperformed its benchmark index, the Citigroup Broad Investment Grade (BIG) Bond Index/1/, during the six months ended June 30, 2004.

HOW WAS THE PORTFOLIO MANAGED?
Economic data were mixed during the first quarter of 2004. On balance, they suggested that the recent trend of strong economic growth would continue near its trend rate of 4%. However, in the second quarter, the U.S. economy completed its transition from a stimulus-dependent to a self-sustaining expansion. The key marker was accelerated private employment growth, which was accompanied by an upswing in pretax income growth. However, overall economic growth moderated, and inflation increased. The combination of renormalizing economic conditions and rising inflation had a major effect on expected Federal Reserve Board policy. In June, the Fed raised interest rates by a quarter-percent to 1.25%--the first rate hike in four years.

During the first three months of the year, Treasury yields fell in response to continued labor market weakness, heightened geopolitical concerns, and bond-friendly rhetoric from the Fed. In the second quarter, the Treasury yield curve flattened and interest rates reversed the first quarter's decline as investors anticipated significantly higher short-term interest rates in the coming quarters. Between January 1st and June 30th, interest rates on the 30-year Treasury bond rose 23 basis points (1 basis point is equal to 1/100 of a percent) and increased 86 basis points on the two-year Treasury note.

During much of the period, we held a modestly long duration position, overweight at the front end of the curve. We reduced our holdings in residential mortgages during the first quarter on concerns about increasing fixed-rate supply, but moved to an overweight, mostly in lower coupons, in response to reduced supply and lower volatility in the second quarter. We overweighted investment-grade corporate bonds, focusing on select auto, telecom, and financial names. Treasuries and agency securities were underweighted. We maintained a modest overweight to asset-backed securities
(ABS). Based on our view that economy activity would pick up more quickly in the U.S. than in the Eurozone, we took a position in which we were long the Eurozone and short the U.S. We overweighted select issues in the high-yield and emerging markets.

WHY DID THE PORTFOLIO UNDERPERFORM ITS BENCHMARK?
Stronger than expected employment coupled with inflationary fears led to a significant increase in interest rates and a flattening of the yield curve. As a result, our duration position underperformed. Adding to performance was our active positioning in residential mortgages. Our position in the investment-grade sector was net neutral--strongly positive during the first half, but a drag on returns in the second quarter when the sector underperformed. After European interest rates outperformed five-year Treasuries, we took profits on the short-U.S./long-Eurozone trade. Our modest overweight to asset-backed and high-yield securities had a positive impact on performance. Detracting modestly was our position in emerging markets debt.

TIMOTHY H. NEUMANN
MARK SETTLES
Portfolio Managers
J.P. Morgan Investment Management Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                           Percent of
          Description                                      Net Assets
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (5.50%, TBA)      9.93%
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (5.00%, TBA)      8.52%
          -----------------------------------------------------------
          Government National Mortgage Assoc. (6.00%, TBA)   4.21%
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (6.00%, TBA)      3.88%
          -----------------------------------------------------------
          Federal Home Loan Mortgage Corp. (6.00%, TBA)      3.88%
          -----------------------------------------------------------
          U.S. Treasury Note (4.750%, 05/15/14)              2.95%
          -----------------------------------------------------------
          U.S. Treasury Note (4.000%, 06/15/09)              2.79%
          -----------------------------------------------------------
          Federal Home Loan Mortgage Corp. (5.50%, TBA)      2.30%
          -----------------------------------------------------------
          Government National Mortgage Assoc. (5.50%, TBA)   2.23%
          -----------------------------------------------------------
          U.S. Treasury Bond (5.375%, 02/15/31)              1.83%
          -----------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


U.S. Agency Mortgage Backed             37.8%
Corporate Bonds & Debt Securities       25.5%
Asset-Backed Securities                 10.9%
Foreign                                  7.4%
U.S. Treasury                           11.0%
Collateralized Mortgage Obligations      7.4%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                 For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 J.P. Morgan Quality Bond Portfolio managed by
    J.P. Morgan Investment Management Inc., vs. Citigroup BIG Bond Index/1/
                           Growth Based on $10,000+


                                    [CHART]

                  Citigroup Broad             J.P. Morgan Quality
            Investment Grade Bond Index/1/      Bond Portfolio
            ------------------------------    -------------------
  5/1/1996             $10,000                     $10,000
06/30/1996              10,122                      10,096
09/30/1996              10,311                      10,270
12/31/1996              10,623                      10,567
03/31/1997              10,567                      10,504
06/30/1997              10,948                      10,862
09/30/1997              11,312                      11,208
12/31/1997              11,646                      11,524
03/31/1998              11,834                      11,724
06/30/1998              12,107                      12,001
09/30/1998              12,609                      12,500
12/31/1998              12,661                      12,489
03/31/1999              12,603                      12,409
06/30/1999              12,486                      12,228
09/30/1999              12,576                      12,296
12/31/1999              12,555                      12,296
03/31/2000              12,830                      12,561
06/30/2000              13,049                      12,745
09/30/2000              13,447                      13,100
12/31/2000              14,011                      13,700
03/31/2001              14,443                      14,117
06/30/2001              14,517                      14,162
09/30/2001              15,202                      14,625
12/31/2001              15,205                      14,664
03/31/2002              15,215                      14,715
06/30/2002              15,751                      15,114
09/30/2002              16,475                      15,744
12/31/2002              16,739                      15,975
03/31/2003              16,973                      16,177
06/30/2003              17,408                      16,567
09/30/2003              17,378                      16,514
12/31/2003              17,441                      16,616
03/31/2004              17,910                      17,023
06/30/2004              17,473                      16,589


    ------------------------------------------------------------------
                                      Average Annual Return/2/
                                   (for the period ended 6/30/04)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/3/
    ------------------------------------------------------------------
--  J.P. Morgan Quality
    Bond Portfolio--Class A     0.12% 5.41%  6.29%        6.39%
    Class B                    -0.12% 5.16%     --        4.89%
    ------------------------------------------------------------------
    Citigroup Broad Investment
- - Grade Bond Index/1/         0.37% 6.37%  6.95%        7.07%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Citigroup Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM?
Year-to-date through June 30, 2004, the Portfolio appreciated 4.2%, outperforming the S&P 500 Index/1/ return of 3.4%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
The Portfolio has outperformed year-to-date on the back of solid stock selection, most notably within the systems hardware, finance and industrial cyclicals sectors. At the stock-specific level, the largest contributor was a position in Sepracor, Inc., the drug maker, whose stock rose 121%, driven by the FDA's approval of its promising anti-insomnia drug, Estorra. Our overweight position in Tyco International Ltd., spurred results as the company's portfolio of diversified industrial products, together with an improved balance sheet, resulted in strong cash flow generation, growing investor confidence and a recent upgrade by Moody's. A position in CDW Corp., a direct marketer of computers, peripherals and software also did well as sales continued to trend above expectations.

On the negative side, stock picking within media, consumer stable and energy detracted from results. Within media, an overweight in Viacom, Inc.--Class B and an underweight in Yahoo, Inc., pressured performance. Viacom, Inc.'s stock fell most recently on the news of the resignation of the company's COO, Mel Karmazin. Yahoo rose as the company's first quarter numbers exceeded consensus and on-line advertising continued to strengthen. We have maintained our positions in both names, however, believing that Yahoo is very expensive from a valuation perspective and that Viacom, Inc.--Class B's stock is cheap, has very strong free cash flow prospects ($3 bn+ this year according to our forecast) and has at least two potentially positive catalysts on the horizon (the spin-off of Blockbuster and a large share repurchase). An underweight in AT&T Wireless Services, Inc., on news of the Cingular acquisition of it also hurt performance over the first six months of the year.

HOW WAS THE PORTFOLIO MANAGED?
At a high level, we continued to manage the portfolio with a focus on stocks identified by our fundamental research work as being inexpensive relative to our long-term earnings and cash flow forecasts, and their sector peers. Our view has been (and continues to be) that large cap stocks would be range bound. As such, we have added to risk when the market has fallen significantly and reduced when it has appreciated meaningfully. We have also been overweight names in the basic materials sector, as we prefer companies exposed to corporate demand rather than the consumer. Energy, a large sector overweight, has been reduced somewhat more recently. We have also looked to neutralize our underweight to utilities and pharmaceuticals as valuations are beginning to look more compelling.

At a stock level, we have been building positions in names where we have high conviction in business models, balance sheets and management. This should provide cover should volatility in the markets pick up again. From a macro perspective, we are most focused on inflation as it has become a real factor earlier in the cycle than we would have hoped. The progression of inflation will determine if the Federal Reserve will move slowly or more aggressively on its way to an unfriendly posture. Our view is that the Fed will be slower to raise rates in order to ensure a self-sustaining recovery and risk some inflation (which will be positive for our basic material and energy overweights) along the way.

THOMAS M. LUDDY
JONATHAN N. GOLUB
Portfolio Managers
J.P. Morgan Investment Management Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Citigroup, Inc.            3.88%
                      -----------------------------------
                      General Electric Co.       3.44%
                      -----------------------------------
                      Tyco International, Ltd.   3.23%
                      -----------------------------------
                      Exxon Mobil Corp.          2.73%
                      -----------------------------------
                      Microsoft Corp.            2.68%
                      -----------------------------------
                      Pfizer, Inc.               2.67%
                      -----------------------------------
                      Morgan Stanley             2.35%
                      -----------------------------------
                      Johnson & Johnson, Inc.    2.24%
                      -----------------------------------
                      Praxair, Inc.              2.23%
                      -----------------------------------
                      Cisco Systems, Inc.        2.17%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Non-Cyclical                   21.9%
Financial                      20.1%
Cyclical                       10.4%
Technology                     11.2%
Industrial                      4.4%
Energy                          7.6%
Basic Materials                 5.0%
Utilities                       2.6%
Communications                 10.0%
Diversified                     6.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by
         J.P. Morgan Investment Management Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                      J.P. Morgan Select
               S&P 500 Index/1/        Equity Portfolio
               ----------------       ------------------
  5/1/1996          $10,000                 $10,000
06/30/1996           10,297                   9,854
09/30/1996           10,615                  10,073
12/31/1996           11,499                  10,852
03/31/1997           11,808                  10,932
06/30/1997           13,869                  12,966
09/30/1997           14,908                  14,372
12/31/1997           15,336                  14,275
03/31/1998           17,475                  15,931
06/30/1998           18,052                  16,147
09/30/1998           16,256                  14,385
12/31/1998           19,718                  17,497
03/31/1999           20,700                  17,780
06/30/1999           22,160                  19,477
09/30/1999           20,777                  16,955
12/31/1999           23,868                  19,195
03/31/2000           24,415                  19,815
06/30/2000           23,768                  19,009
09/30/2000           23,540                  19,419
12/31/2000           21,699                  18,008
03/31/2001           19,125                  16,097
06/30/2001           20,244                  17,669
09/30/2001           17,272                  14,722
12/31/2001           19,119                  16,919
03/31/2002           19,172                  16,577
06/30/2002           16,603                  13,973
09/30/2002           13,734                  11,473
12/31/2002           14,893                  12,580
03/31/2003           14,424                  12,315
06/30/2003           16,646                  14,382
09/30/2003           17,087                  14,753
12/31/2003           19,168                  16,794
03/31/2004           19,492                  17,101
06/30/2004           19,827                  17,435


    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                  (for the period ended 6/30/04)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
    J.P. Morgan Select Equity
--  Portfolio--Class A        21.21% -0.45% -2.19%       7.04%
    Class B                   20.94% -0.70%     --       2.74%
    -----------------------------------------------------------------
- - S&P 500 Index/1/          19.10% -0.69% -2.20%       8.74%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio              For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by the Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/1/ responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

EQUITY COMPONENT
Stock selection within the consumer discretionary sector was the primary contributor to relative performance for the six-month period ended June 30, 2004 versus the S&P 500 Index/2/. In particular, an auto parts distributor holding performed well based on reports of solid first quarter sales and earnings numbers and a favorable outlook. In its report, the company cited internal initiatives and an improving economy as reasons for the strong performance. Stock selection within the materials sector also aided relative returns. An agricultural products provider holding reported better than expected first quarter earnings and announced it expected to continue to build on its profitable seed business in the second quarter. Additionally, stock selection within the industrials sector benefited relative performance, as an industrial components maker holding announced that it would continue to build on reported record first quarter sales.

Stock selection within the utilities sector was the primary detractor from relative performance during the period, as the Portfolio's holdings in general, failed to keep pace with the S&P 500 Index returns. A certain utilities holding was the Portfolio's weakest performer and the a larger holding in the sector. Stock selection within the health care sector also hurt relative returns. The stock price of a pharmaceutical company holding suffered as it continued to struggle with previous accounting and legal issues. Additionally, stock selection within the telecomm services sector detracted from relative performance. A communications services company holding posted negative returns as investors reacted unfavorably to a company acquisition.

BOND COMPONENT
Lower rated high yield securities were among the top contributors to performance in the bond component of the Portfolio during the six-month period ended June 30, 2004. The Portfolio continued to benefit from its holdings in lower rated high yield securities during the period. Mortgage-backed securities, however, did not provide as strong a return as high-grade corporate holdings during the period. Holdings in convertible securities within the telecommunications sector were among the top performers for the semi-annual period. Convertibles within the technology sector were generally weak for the six-month period ended June 30, 2004.

OUTLOOK
In the equities market, the Portfolio continues to focus on the securities that offer high relative value and possess an attractive yield component. This 'bottoms-up' methodology is currently focused on stocks traditionally seen as cyclical - chemicals, paper, retailers and manufacturing companies primarily in North American markets. In our opinion, the U.S. dollar should continue to weaken and that, combined with a strengthening domestic economy, should benefit the Portfolio's holdings.

Within the bond market, we believe that good value opportunities may be found in the corporate market, particularly in high yield bonds. In general, fundamentals, such as cash flow, are currently quite favorable for many corporate issuers in our opinion. Moreover, we believe many bond market investors have over-compensated for the Fed's expected increases in interest rate targets.

Currently, in positioning the bond component of the Portfolio, we recognize three observations that we believe may help mitigate the negative effects of rising interest rates. First, significant assets, in our opinion, are currently held in money market and savings deposit accounts, earning negative real return. As such, we believe investors may soon turn to other asset classes to increase their rate of return. Second, as a larger percentage of Americans begins to enter retirement, we believe many will seek the reliable returns that fixed income investments have historically offered. Finally, we believe that companies are generally more focused on reducing their debt outstanding, compared with other periods. We believe that improving corporate fundamentals should also have a positive effect on the bond market.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Edward von der Linde and Christopher J. Towle. Messrs. Von der Linde and Towle, Partners of Lord Abbett, have been with Lord Abbett since 1985 and 1980 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUES
As of 6/30/04

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Puget Energy, Inc.         2.46%
                      -----------------------------------
                      Tupperware Corp.           2.44%
                      -----------------------------------
                      R.R. Donnelley & Son Co.   2.43%
                      -----------------------------------
                      Genuine Parts Co.          2.40%
                      -----------------------------------
                      Eastman Chemical Co.       2.24%
                      -----------------------------------
                      H.J. Heinz Co.             2.20%
                      -----------------------------------
                      Ameren Corp.               2.17%
                      -----------------------------------
                      Chevron Texaco Corp.       2.15%
                      -----------------------------------
                      NiSource, Inc.             1.98%
                      -----------------------------------
                      Meadwestvaco Corp.         1.97%
                      -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio              For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Lord Abbett America's Value Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/2/
                            Growth Based on $10,000

                                    [CHART]



                S&P 500        Lord Abbett America's
                Index/2/         Value Portfolio
                --------       ---------------------
 5/01/2003      $10,000             $10,000
 6/30/2003       10,662              10,440
 9/30/2003       10,945              10,770
12/31/2003       12,278              12,104
 3/31/2004       12,485              12,524
 6/30/2004       12,700              12,781





--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Common Stock                            72.1%
Corporate Bonds & Debt Securities       20.5%
Convertible Bonds                        4.8%
Preferred Stock                          2.6%

    ---------------------------------------------------------------------
                                          Average Annual Return/4/
                                          (for the period ended 6/30/04)
    ---------------------------------------------------------------------
                                          1 Year    Since Inception/5/
    ---------------------------------------------------------------------
--  Lord Abbett America's Value Portfolio 22.43%         23.34%
    ---------------------------------------------------------------------
- - S&P 500 Index/2/                      19.11%         22.67%
    ---------------------------------------------------------------------

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio               For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Generally favorable worldwide economic conditions raised concern for many bond market investors in the first half of 2004. Inflation rose, as was evidenced by rising Consumer Price Index levels. Gross Domestic Product rose through the first quarter, the latest period for which data are available. The yield curve has shifted upward and flattened somewhat, as the spreads on shorter maturity notes have increased significantly. In addition, investors are keeping money on the sidelines as the money supply has continued to increase since the beginning of the year.

The yield on the bellwether 10-year Treasury note was somewhat volatile during the period. After declining for much of the first quarter, bond yields rose steadily through the second quarter. The back-up in rates was driven largely by anticipation of the Federal Reserve Board (the Fed) increase in target interest rates, which occurred at the June 30 meeting.

PORTFOLIO REVIEW
The Portfolio's performance was broad-based, encompassing all the major sectors, and reflecting the Portfolio's strategic shift toward economically sensitive, rather than interest-rate sensitive credits.

Higher rated yield securities were among the top performers in the six-months ended June 30, 2004. Mortgage-backed securities, however, did not provide as strong a return as high-grade corporate holdings during the period ended June 30, 2004. Holdings in convertible securities within the telecommunications sector were among the top performers for the semi-annual period ended June 30, 2004.

OUTLOOK
Within the bond market, we believe that good value opportunities may be found in the corporate market, particularly in high yield bonds. In general, fundamentals are currently quite favorable for many corporate issuers in our opinion. Moreover, we believe many bond market watchers have over-compensated for the Fed's expected increases in interest rate targets.

Currently, we are particularly cognizant of three aspects that can mitigate the negative effects of rising interest rates. First, significant assets, in our opinion, are currently held in money market and savings deposit accounts, earning negative real return. We believe: Investors may soon turn to other asset classes to increase their rate of return. Second, as a larger percentage of Americans begin to enter retirement, we believe many will seek the reliable returns that bonds have historically offered. Finally, companies are generally more focused on reducing their debt outstanding, compared with historic periods. We believe improving corporate fundamentals will also have a positive effect on the bond market.

CHRISTOPHER J. TOWLE
Portfolio Manager & Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.000%, 05/01/2033)   1.05%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Assoc.                       0.92%
        ----------------------------------------------------------------
        Fisher Scientific International, Inc.                   0.80%
        ----------------------------------------------------------------
        Quest Capital Funding, Inc.                             0.78%
        ----------------------------------------------------------------
        Iron Mountain, Inc.                                     0.73%
        ----------------------------------------------------------------
        Semco Energy, Inc.                                      0.72%
        ----------------------------------------------------------------
        Paxson Communications Corp.                             0.71%
        ----------------------------------------------------------------
        Insight Communications, Inc.                            0.71%
        ----------------------------------------------------------------
        Placer Dome, Inc.                                       0.70%
        ----------------------------------------------------------------
        AMC Entertainment, Inc.                                 0.67%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Corporate Bonds                  93.1%
Equity Securities                 4.0%
U.S. Government Agency            2.9%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio               For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Lord Abbett Bond Debenture Portfolio, managed by
               Lord, Abbett & Co. LLC, vs Indices 1/1/ and 2/2/
                           Growth Based on $10,000+

                                    [CHART]


                 First Boston
                  High Yield       Lehman Brothers       Lord Abbett Bond
                  Index/2/           Bond Index/1/      Debenture Portfolio
                 ----------          -------------      -------------------
 05/1/1996         $10,000            $10,000               $10,000
05/31/1996          10,081                                   10,000
06/30/1996          10,103             10,114                10,201
09/30/1996          10,482             10,300                10,790
12/31/1996          10,945             10,609                11,288
03/31/1997          11,106             10,550                11,432
06/30/1997          11,585             10,938                12,147
09/30/1997          12,130             11,302                12,778
12/31/1997          12,326             11,636                13,052
03/31/1998          12,697             11,815                13,709
06/30/1998          12,857             12,091                13,791
09/30/1998          12,067             12,603                13,197
12/31/1998          12,397             12,646                13,869
03/31/1999          12,601             12,581                14,082
06/30/1999          12,747             12,470                14,004
09/30/1999          12,543             12,555                13,812
12/31/1999          12,804             12,540                14,341
03/31/2000          12,639             12,817                14,479
06/30/2000          12,695             13,039                14,551
09/30/2000          12,782             13,433                14,871
12/31/2000          12,135             13,998                14,465
03/31/2001          12,733             14,422                14,859
06/30/2001          12,654             14,503                14,782
09/30/2001          12,151             15,173                14,180
12/31/2001          12,837             15,179                15,010
03/31/2002          13,159             15,194                15,089
06/30/2002          12,857             15,757                14,585
09/30/2002          12,494             16,480                14,264
12/31/2002          13,234             16,739                14,950
03/31/2003          14,148             16,971                15,505
06/30/2003          15,526             17,396                16,629
09/30/2003          15,998             17,371                16,950
12/31/2003          16,931             17,427                17,867
03/31/2004          17,383             17,889                18,194
06/30/2004          17,350             17,452                18,001


    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the period ended 6/30/04)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
    Portfolio--Class A          8.25%  6.79% 5.15%        7.46%
--  Class B                     8.00%  6.53%    --        5.87%
    Class E                     8.09%     --    --        8.02%
    ------------------------------------------------------------------
    Lehman Brothers Aggregate
--  Bond Index/1/               0.33%  6.36% 6.95%        7.06%
    ------------------------------------------------------------------
    Credit Suisse First Boston
- - High Yield Index/2/        11.74% 11.10% 6.36%        6.98%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 20% of net assets at market value in equity securities of large cap companies including common stock, preferred stock, convertible preferred stock, warrants and similar investments. In addition, the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio            For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/ 1/ responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

PORTFOLIO REVIEW
Stock selection within the information technology sector aided performance relative to the S&P 500 Index/2/. Certain technology holdings benefited from reports of solid first quarter earnings announcements based on strong product sales. A relative overweight within the energy sector, compared to the S&P 500 Index, also benefited performance for the six-month period ended June 30, 2004. Within the consumer discretionary sector, certain media holdings have been hurt by disappointing advertising sales and announcements of first quarter earnings that fell short of expectations. Stock selection within the materials sector detracted from relative performance as certain holdings were hurt by lower-than-expected first quarter earnings announcements.

OUTLOOK
During the six-month period ended June 30, 2004, the Portfolio added selectively to the industrials and health care sectors. The Portfolio has reduced the cyclical bias, with new emphasis on health care and consumer staples stocks. The Portfolio will continue to maintain a bias toward technology and industrial companies. Lord Abbett & Co. LLC will continue to implement the disciplined investment process and philosophy that has guided the firm for seventy-five years.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Robert G. Morris, W. Thomas Hudson, Jr. and Eli Salzman. Messrs. Morris, Hudson and Salzman, Partners of Lord Abbett, have been in the investment business since 1971, 1965 and 1986 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                    4.93%
                 ---------------------------------------------
                 Deere & Co.                          2.80%
                 ---------------------------------------------
                 Motorola, Inc.                       2.56%
                 ---------------------------------------------
                 International Paper Co.              2.26%
                 ---------------------------------------------
                 Bank One Corp.                       2.18%
                 ---------------------------------------------
                 Verizon Communications, Inc.         2.14%
                 ---------------------------------------------
                 American International Group, Inc.   2.09%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.04%
                 ---------------------------------------------
                 Walt Disney Co.                      2.00%
                 ---------------------------------------------
                 Apple Computer, Inc.                 1.87%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
                                    [CHART]

Basic Materials                 9.5%
Communications                  8.4%
Cyclical                        7.5%
Energy                          8.7%
Financials                     17.3%
Industrial                     20.9%
Non-Cyclical                   18.4%
Technology                      7.4%
Utilities                       1.9%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio            For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              Lord Abbett Growth and Income Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/2/
                           Growth Based on $10,000+

                                    [CHART]

             S&P MidCap 500/        Lord Abbett Growth
             BARRA Value Index/2/   and Income Portfolio
             -------------------    --------------------
12/11/1989         $10,000                 $10,000
12/31/1989          10,210
03/31/2000          42,738                  45,130
06/30/2000          40,904                  44,336
09/30/2000          44,508                  47,921
12/31/2000          45,233                  51,971
03/31/2001          42,279                  47,127
06/30/2001          44,144                  49,814
09/30/2001          36,993                  42,989
12/31/2001          39,937                  48,973
03/31/2002          40,464                  50,927
06/30/2002          36,155                  45,397
09/30/2002          28,758                  36,408
12/31/2002          31,605                  40,184
03/31/2003          29,863                  38,074
06/30/2003          35,490                  44,851
09/30/2003          36,391                  46,233
12/31/2003          41,653                  52,664
03/31/2004          43,048                  53,917
06/30/2004          43,389                  54,650



    ------------------------------------------------------------------
                                  Average Annual Return/3/
                               (for the period ended 6/30/04)
    ------------------------------------------------------------------
                       1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A 21.84%  3.14%  4.16% 12.35%       12.37%
    Class B            21.48%  2.89%     --     --        5.36%
    ------------------------------------------------------------------
- - S&P 500 Index/2/   19.10% -0.69% -2.22% 11.83%       10.92%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio         For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by the Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/1 /responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

PORTFOLIO REVIEW
The most significant detractor from relative performance versus the Russell Midcap Growth Index/2/ during the six-month period ending June 30, 2004 was the healthcare sector. The Portfolio suffered due to stock selection within pharmaceuticals, particularly, as certain holdings were affected by negative earnings announcements or news events. The materials & processing sector also detracted from performance, as the increasing costs of raw material acted as a drag on certain holdings earnings.

The most significant contributor to relative performance during the six-month period ended June 30, 2004, was technology. The Portfolio's modest underweight of this sector, especially semiconductors, added value as this sector was among the weakest during the first half of the year. The Portfolio also benefited from stock selection in financial services, as certain financial service firms enjoyed strong returns.

OUTLOOK
Moving forward into the second half of the year, we expect the global economic recovery to continue along its current pace into 2005. Corporate profit growth should remain robust, and we believe inflationary pressures are under control. The Federal Reserve has raised the fed funds rate 25 basis points, (the first time in four years) and is expected to incrementally raise rates further over the next year. These measures should act as a damper on inflation, but may also slow consumer spending somewhat. In addition, we expect U.S. corporate profit growth will slow over the next several quarters, as interest expense and employee wages trend higher. We believe business spending will play a larger role in fueling economic growth over the next year. Capital expenditure and inventory investment have increased, indicating optimism on the part of corporate executives, which should benefit the stock market in coming quarters. We believe that stock valuations are currently at reasonable levels, considering high profit growth and low interest rates. The team is carefully pruning the Portfolio to stay well positioned in those industries benefiting the most from the economic recovery.

KEVIN P. FERGUSON
Portfolio Manager
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Caremark Rx, Inc.                          2.66%
              ---------------------------------------------------
              Nextel Partners, Inc.--Class A             2.12%
              ---------------------------------------------------
              Entercom Communications Corp.              1.90%
              ---------------------------------------------------
              Clorox Company (The)                       1.80%
              ---------------------------------------------------
              Ingersoll-Rand Co.--Class A                1.73%
              ---------------------------------------------------
              Electronics for Imaging, Inc.              1.67%
              ---------------------------------------------------
              MSC Industrial Direct Co., Inc.--Class A   1.66%
              ---------------------------------------------------
              PETCO Animal Supplies, Inc.                1.66%
              ---------------------------------------------------
              XTO Energy, Inc.                           1.65%
              ---------------------------------------------------
              Avaya, Inc.                                1.65%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Basic Materials                  3.7%
Communications                  10.6%
Cyclical                        11.1%
Energy                           4.1%
Financials                       9.6%
Industrial                      17.2%
Non-Cyclical                    31.2%
Technology                      12.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio         For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
          Lord, Abbett & Co. LLC, vs. Russell Midcap Growth Index/2/
                           Growth Based on $10,000+

                                    [CHART]

                   Russell Midcap            Lord Abbett Growth
                   Growth Index/1/         Opportunities Portfolio
                ---------------------      -----------------------
 2/12/2001             $10,000                   $10,000
 3/31/2001               7,729                     8,440
 6/30/2001               8,979                     9,640
 9/30/2001               6,483                     7,710
12/31/2001               8,237                     8,930
 3/31/2002               8,092                     8,720
 6/30/2002               6,614                     7,800
 9/30/2002               5,478                     6,570
12/31/2002               5,980                     6,750
 3/31/2003               5,979                     6,770
 6/30/2003               7,101                     7,950
 9/30/2003               7,609                     8,160
12/31/2003               8,535                     9,160
 3/31/2004               8,948                     9,460
 6/30/2004               9,042                     9,471



    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the period ended 6/30/04)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/4/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
--  Portfolio--Class A               19.48% -0.28%      -0.03%
    Class B                          19.12% -0.59%      -1.60%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/2/   27.33%  0.23%      -2.93%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by the Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/1 /responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

PORTFOLIO REVIEW
Stock selection within the materials and processing sector was the primary contributor to relative performance for the six-month period ended June 30, 2004 versus the Russell Midcap Index/2/. In particular, an agricultural products provider holding reported better than expected first quarter earnings and continued to build on its profitable seed business in the second quarter. Stock selection within the consumer discretionary sector also aided relative performance. The primary contributor within the sector was a retailer holding. Investors reacted favorably to the company's strong sales and the expected sale of their wholly owned drugstore chain. Another stock that contributed significantly to performance was an energy exploration and production company holding which announced the discovery of a major new natural gas reserve that could meaningfully increase the company's future earnings.

The primary detractor from relative performance was stock selection within the utilities sector. Portfolio holdings in general failed to keep pace with the Russell Midcap Index. One particular holding was the Portfolio's weakest performer and the largest holding within the sector. Stock selection within the health care sector also hurt returns. A managed health care services provider was the weakest performer within the sector. The stock declined as ongoing operational issues caused analysts to lower their outlook for profits. Another detractor from relative performance was a technology company, which provides electronic design software primarily to the semi-conductor industry, announced disappointing new orders, leading to lower earnings confidence for 2004.

OUTLOOK
We remain focused on bottom-up selection of attractively valued stocks whose issuing companies are likely to experience a set of catalysts that we believe can enhance profitability. Neither economic nor interest rate forecasting are a primary part of our investment process. Nonetheless, conversations with our companies lead us to conclude that the current economic expansion will likely continue at least into next year.
Additionally, as inventories are low in a number of industries, we expect rising prices to become prevalent in an increasing number of product categories and industries. In our opinion, the combined effect of economic expansion, low inventories and increasing prices will likely prompt an increase in U.S. interest rates for some time to come. We believe the Portfolio is well positioned to benefit from this environment as it is overweighted in companies that would benefit from economic expansion and underweighted in companies that are likely to be disadvantaged in periods of rising interest rates.

So far this year, relative movements in stock prices seem to be driven more by fundamental company specific developments than by the indiscriminant multiple expansion that was dominant in 2003. We are comfortable that as this year progresses, the company specific catalysts which we have identified for our stocks will become recognized by other investors, leading to solid performance.

EDWARD VON DER LINDE
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Eastman Chemical Co.    2.63%
                        --------------------------------
                        Monsanto Co.            2.56%
                        --------------------------------
                        SAFECO Corp.            2.45%
                        --------------------------------
                        Genuine Parts Co.       2.41%
                        --------------------------------
                        Pactiv Corp.            2.37%
                        --------------------------------
                        EOG Resources, Inc.     2.35%
                        --------------------------------
                        Georgia-Pacific Corp.   2.31%
                        --------------------------------
                        Halliburton Co.         2.27%
                        --------------------------------
                        Aetna, Inc.             2.18%
                        --------------------------------
                        Dana Corp.              2.16%
                        --------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]




Basic Materials              22.1%
Communications                3.3%
Cyclical                     21.1%
Energy                       10.5%
Financials                    15.3%
Industrial                    6.4%
Non-Cyclical                 12.4%
Technology                    4.2%
Utilities                     4.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                Lord Abbett Mid-Cap Value Portfolio, managed by
                  Lord, Abbett & Co. LLC, vs. Indices 1 and 2
                           Growth Based on $10,000+


                                     [CHART]


                  S&P 400                                 Lord Abbett
               MidCap/BARRA           Russell            Mid-Cap Value
               Value Index/2/     MidCap Index/1/          Portfolio
              --------------     ----------------        -------------
08/20/1997        $10,000              $10,000              $10,000
09/30/1997         10,630               10,561               10,440
12/31/1997         11,204               10,678               10,490
03/31/1998         12,306               11,833               11,361
06/30/1998         11,797               11,654               11,308
09/30/1998         10,169                9,927                9,383
12/31/1998         11,727               11,757               10,606
03/31/1999         10,783               11,702               10,125
06/30/1999         12,392               12,973               11,829
09/30/1999         11,185               11,858               10,940
12/31/1999         12,000               13,902               11,211
03/31/2000         12,752               15,304               12,366
06/30/2000         12,413               14,614               13,198
09/30/2000         14,033               15,609               14,890
12/31/2000         15,341               15,049               17,139
03/31/2001         14,811               13,470               16,703
06/30/2001         16,497               14,754               17,659
09/30/2001         14,351               12,119               16,267
12/31/2001         16,436               14,203               18,527
03/31/2002         18,068               14,807               19,674
06/30/2002         17,007               13,393               18,472
09/30/2002         13,864               11,031               15,754
12/31/2002         14,775               11,904               16,802
03/31/2003         13,918               11,623               15,426
06/30/2003         16,588               13,746               17,910
09/30/2003         17,782               14,631               18,796
12/31/2003         20,716               16,675               21,196
03/31/2004         21,862               17,532               22,625
06/30/2004         22,122               17,786               23,245




    ---------------------------------------------------------------
                                   Average Annual Return/4/
                                (for the period ended 6/30/04)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/5/
    ---------------------------------------------------------------
    Lord Abbett Mid-Cap
    Value
--  Portfolio--Class A      29.79%  9.60% 14.47%      13.08%
    Class B                 29.43%  9.30%     --      10.62%
    ---------------------------------------------------------------
    S&P MidCap 400/Barra
--  Value Index/3/          33.36% 10.27% 12.29%      12.16%
    ---------------------------------------------------------------
- - Russell Midcap Index/2/ 29.39%  6.42%  6.51%       8.75%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $6.1 billion; the median market capitalization was approximately $3.3 billion. The Index had a market capitalization range of approximately $13.4 billion to $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Midcap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio               For the period ended 6/30/04
Managed by Massachusetts Financial Services Company

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET ENVIRONMENT
The turnaround in global stock markets that began in 2003 continued into the first quarter of 2004. The release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets.

In the second quarter, many measures of the global economy--including employment, consumer spending, corporate capital expenditures, and earnings--continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors held back equity markets. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes and set the expectation for more in the future.

Investors may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved strongly in the second half of 2003.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Mid East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

CONTRIBUTORS TO PERFORMANCE
Our stock selection in the financial services sector was the most prominent contributor to performance relative to the Portfolio's benchmark, the (Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index/1/. Performance in this sector was paced by our position in OTP Bank Ltd., which posted strong positive absolute results during the period but is not a position measured by the benchmark. An overweighted position in Aiful Corp. also fueled performance in the financial services sector.

An overweighted position in autos and housing stocks helped generate strong relative returns during a period in which this sector outperformed the wider market. We also benefited from a number of selected positions in autos and housing stocks, such as an overweighted investment in Sekisui Chemical Co., Ltd. relative to the benchmark. This stock posted strong absolute returns and was the single greatest individual contributor to relative performance among all the holdings in the Portfolio. Autos and housing stock Bridgestone Corp. was another leading contributor to performance during the period.

Several other individual holdings also helped drive returns, including Softbank Corp., Kibun Food Chemifa., Ltd, BP Plc. and Reckitt Benckiser, Plc. In addition, we avoided positions in GlaxoSmithKline, Plc. and Nokia Oyj, both of which are tracked by the MSCI EAFE Index. This helped improve relative performance as both stocks sank over the period.

DETRACTORS FROM PERFORMANCE
Our selection of stocks in the health care sector was a significant drag on relative performance during the period. In particular, we had an overweighted position on Sanofi-Synthelabo S.A. at a time when the stock posted broadly negative results.

The Portfolio's cash position was also a leading detractor from relative performance. As with nearly all portfolios, this account holds some cash to buy new holdings and to cover account-holder redemptions. In a period when global equity markets rose, holding cash hurt performance against our benchmark, which has no cash position.

Several individual stocks from a variety of sectors helped inhibit the Portfolio's performance. These included easyJet, Plc., Kookmin Bank, Round One Corp., Companhia Vale do Rio Doce (ADR), and Molson, Inc. - Class A, all of which performed negatively during the period and are not tracked by the Portfolio's benchmark, thereby detracting from relative results. Seiko Epson Corp., Fujikura Ltd, and Ericsson also proved to be among the most negative contributors to the Portfolio's performance. Our positions in Round One Corp, Molson, Inc. - Class A, and Fujikura Ltd., were sold from the Portfolio by the end of the period.

TEAM MANAGED
Note to investors: The Portfolio is managed by a committee of MFS equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 06/30/04

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  BP Plc (ADR)                       3.13%
                  -------------------------------------------
                  Vodafone Group Plc                 2.72%
                  -------------------------------------------
                  Softbank Corp.                     2.39%
                  -------------------------------------------
                  AstraZeneca Plc                    2.25%
                  -------------------------------------------
                  Sekisui Chemical Co., Ltd.         2.22%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   2.19%
                  -------------------------------------------
                  UBS AG                             2.14%
                  -------------------------------------------
                  Axa                                1.91%
                  -------------------------------------------
                  Seiko Epson Corp.                  1.82%
                  -------------------------------------------
                  Tokyo Gas Co., Ltd.                1.81%
                  -------------------------------------------

--------------------------------------------------------------------------------
COUNTRY ALLOCATION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Japan                  25.0%
Others                 20.9%
United Kingdom         19.8%
France                  7.9%
Switzerland             7.0%
Germany                 4.9%
Spain                   4.6%
Sweden                  4.3%
Mexico                  2.9%
Brazil                  2.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio               For the period ended 6/30/04
Managed by Massachusetts Financial Services Company

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MFS Research International Portfolio, managed by
       Massachusetts Financial Services Company, vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]


                                             MFS Research
                 MSCI EAFE Index/1/     International Portfolio
                 ------------------     -----------------------
02/12/2001            $10,000                   $10,000
03/31/2001              8,991                     8,830
06/30/2001              8,913                     9,150
09/30/2001              7,669                     8,040
12/31/2001              8,205                     8,486
03/31/2002              8,251                     8,516
06/30/2002              8,092                     8,375
09/30/2002              6,499                     7,154
12/31/2002              6,920                     7,484
03/31/2003              6,357                     6,993
06/30/2003              7,601                     8,018
09/30/2003              8,223                     8,521
12/31/2003              9,630                     9,882
03/31/2004             10,053                    10,306
06/30/2004             10,097                    10,335




    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/04)
    -----------------------------------------------------------
                               1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------
    MFS Research International
    Portfolio--Class A         29.12% 4.37%        2.74%
--  Class B                    28.91% 4.15%        0.99%
    Class E                    28.94%    --        9.46%
    -----------------------------------------------------------
- - MSCI EAFE Index/1/         32.85% 4.25%        0.29%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International (MSCI) (EAFE) Europe, Australasia and Far East Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                             For the period ended 6/30/04
(Formerly PIMCO Money Market Portfolio)
Managed by Pacific Investment Management Company LLC
LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Interest rates rose sharply during the second quarter, causing bonds to give back modest gains from earlier in the year. The Citigroup 3-Month Treasury Bill Index/1/ returned 0.47% the first six months of 2004.

                                    [CHART]

                           U.S. Treasury Yield Curves

                                               Yield Changes   Yield Changes
        12/31/2003   03/31/2004   06/30/2004     2Q (bps)        YTD (bps)
        ----------   ----------   ----------    ------------   -------------
1 m        0.80        0.95          1.08
3 m        0.93        0.95          1.20          25.1            27.2
6 m        1.02        1.00          1.60
1 Y        1.56        1.39          2.32
2 Y        1.83        1.58          2.69         110.5            85.8
3 Y        2.31        1.94          3.08
4 Y        2.94        2.50          3.54
5 Y        3.25        2.78          3.77          98.9            51.9
6 Y        3.45        2.99          3.93
7 Y        3.65        3.20          4.10
8 Y        3.85        3.42          4.26
9 Y        4.05        3.63          4.42
10 Y       4.25        3.84          4.59          74.6            33.6
11 Y       4.29        3.89          4.62
12 Y       4.33        3.93          4.66
13 Y       4.37        3.98          4.69
14 Y       4.41        4.03          4.73
15 Y       4.46        4.07          4.76
16 Y       4.50        4.12          4.80
17 Y       4.54        4.17          4.83
18 Y       4.58        4.21          4.87
19 Y       4.62        4.26          4.90
20 Y       4.66        4.31          4.94
21 Y       4.70        4.35          4.97
22 Y       4.74        4.40          5.01
23 Y       4.79        4.45          5.04
24 Y       4.83        4.49          5.08
25 Y       4.87        4.54          5.11
26 Y       4.91        4.59          5.15
27 Y       4.95        4.63          5.18
28 Y       4.99        4.68          5.22
29 Y       5.03        4.73          5.25
30 Y       5.08        4.77          5.29          51.6            21.5


SOURCE: Bloomberg Financial Markets

As shown in the graphic above, rate increases for shorter maturities topped 100 basis points during the quarter. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. That conviction proved justified at quarter end as the Fed met expectations with a 25 basis point rate hike. The central bank had held the federal funds rate at 1 percent, generating negative real short-term rates, since June of last year.

Investors that had profited handsomely from borrowing at low short- term rates and investing in higher yielding longer maturity bonds surrendered some of those profits in the second quarter. Concern that borrowing rates would rise led investors to liquidate long positions and unwind this trade, putting downward pressure on bond prices. Substantial leverage remained, however, among banks, hedge funds and other investors, making bond markets vulnerable to aggressive Fed rate increases.

Signs of rising inflation fueled anxiety that central banks would need to move aggressively to combat it. In the U.S., 12-month headline consumer price inflation rose above 3 percent in May, though the core rate remained below 2 percent. Inflation concerns were driven by higher oil prices as well as slower productivity growth. Helping calm the markets were suggestions by the Fed that it would raise rates gradually. Fed Governor Bernanke, in a speech supporting the gradualist approach, noted that higher long-term rates during the quarter were a sign that much of the financial adjustment to increases in inflation had already occurred.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
The Money Market Portfolio modestly lagged the Citigroup 3-Month Treasury Bill Index for the second quarter and year-to-date. The Portfolio maintained a AAA credit rating by investing in high quality short-term securities. The Portfolio's holdings remained very liquid, which helped to protect principal in a rising rate environment. In addition, holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance, though they lagged Treasuries of comparable duration and maturity.

MARKET/PORTFOLIO OUTLOOK
GLOBAL ECONOMY TO WALK TIGHTROPE OVER NEXT 3-5 YEARS
The global economy is perched on a tightrope. With the U.S. government and consumers highly leveraged, conditions for instability that could tip the economy toward deflation or inflation will accelerate. While a tilt toward inflation is more likely, momentum swings will supplant more durable trends seen during periods of disinflation (1980-2000) or inflation (1965-1979). U.S. real growth will stabilize near 2 percent with Europe and Japan near that level. Longer-term risks to the global economy include:

  . MORE GOVERNMENT, MORE INFLATION--Historically, as government's share of GDP climbs, inflation rises. Signs of a "bull market for government" in the U.S. include securities industry litigation, Sarbanes-Oxley corporate governance reforms, and higher military spending and Homeland Security measures to fight terrorism. U.S. inflation could rise to 4 percent at cyclical peaks in the economy going forward.

  . IMBALANCES IN TRADE AND FINANCE--Asian central banks finance the U.S. trade deficit because buying Treasuries keeps their currencies cheap and supports growth. Geopolitical shocks could undermine this arrangement. A dispute over North Korea or Taiwan could spark a pullback in Chinese purchases of Treasuries, leading to higher interest rates and a plunge in the dollar.

  . GEOPOLITICAL RISKS--A seemingly endless struggle against terrorism, accompanied by constraints on travel and trade, will threaten American consumer confidence and spending.

With respect to Portfolio strategy, we plan to generate competitive yields by holding high-quality domestic and yankee commercial paper as core investments; these securities offer higher potential returns than T-bills and minimal incremental risk. The Portfolio plans to maintain a AAA credit rating by owning top quality short-term issues. Additionally, we intend to retain a modest allocation to short maturity corporate issues and floating rate notes; we believe these securities pose minimal interest rate and credit risk while enhancing Portfolio yield. Finally, we expect to continue to emphasize liquid securities that provide principal protection for the Portfolio and maintain average Portfolio maturity of approximately one month to ensure sufficient liquidity.

PAUL A. MCCULLEY
Portfolio Manager
Pacific Investment Management Company LLC

No part of this publication may be reproduced in any form, or referred to in any other publication, without express written permission.

Past performance is no guarantee of future results. This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails some risk. Municipals may realize gains & may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is limited to the timely repayment of interest and does not eliminate market risk, shares of the funds are not guaranteed. Mortgage-backed securities & Corporate Bonds may be sensitive to interest rates, when they rise the value generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high yield, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-US securities may entail risk due to non-US economic and political developments and may be enhanced when investing in emerging markets. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a fund that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.37%, 09/08/04)      5.68%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.298%, 09/30/04)     5.67%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.00%, 7/19/04)       4.74%
        ----------------------------------------------------------------
        Credit Suisse First Boston Corp. Repurchase Agreement   4.65%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.465%, 09/28/04)     4.49%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.065%, 08/04/04)     3.79%
        ----------------------------------------------------------------
        CDC Commercial Paper, Inc.                              3.79%
        ----------------------------------------------------------------
        KFW International Finance, Inc.                         3.79%
        ----------------------------------------------------------------
        Barclays U.S. Funding LLC                               3.79%
        ----------------------------------------------------------------
        Rabobank USA Financial Corp.                            3.79%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                             For the period ended 6/30/04
(Formerly PIMCO Money Market Portfolio)
Managed by Pacific Investment Management Company LLC
LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                            Money Market Portfolio
                    (Formerly PIMCO Money Market Portfolio)
  managed by Pacific Investment Management Company LLC, vs. Citigroup 3-Month
                            Treasury Bill Index/1/

                                    [CHART]

               Citigroup 3-Month        PIMCO Money Market
            Treasury Bill Index/1/           Portfolio
            ----------------------      ------------------
 2/12/2001         $10,000                    $10,000
 3/31/2001          10,087                     10,060
 6/30/2001          10,195                     10,157
 9/30/2001          10,288                     10,235
12/31/2001          10,355                     10,282
 3/31/2002          10,400                     10,310
 6/30/2002          10,446                     10,341
 9/30/2002          10,491                     10,368
12/31/2002          10,532                     10,393
 3/31/2003          10,563                     10,410
 6/30/2003          10,593                     10,422
 9/30/2003          10,619                     10,430
12/31/2003          10,645                     10,438
 3/31/2004          10,669                     10,448
 6/30/2004          10,695                     10,456




--------------------------------------------------------------------------------

    ----------------------------------------------------------------
                                       Average Annual Return/2/
                                    (for the period ended 6/30/04)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/3/
    ----------------------------------------------------------------
    Money Market
--  Portfolio--Class A              0.58%     --        0.91%
    Class B                         0.33%  0.98%        1.33%
    ----------------------------------------------------------------
    Citigroup 3-Month Treasury Bill
- - Index/1/                        0.96%  1.61%        2.01%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

               [CHART]

Commercial Paper                      47.7%
U.S. Government & Agency              41.0%
Repurchase Agreements                  4.7%
Foreign Government                     3.5%
Corporate Notes                        3.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio             For the period ended 6/30/04
Managed by Neuberger Berman Management Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Since the inception of the fund, we have fully invested the portfolio in accordance with its guidelines.

Our outlook is favorable and we expect REITs to post positive returns over the next several quarters. We anticipate total returns to be driven by a combination of current income and earnings per share growth.

Continued economic improvement should support commercial real estate fundamentals as limited supply combines with increased occupancy demand to drive higher revenue and operating results. We believe this cycle of improving real estate fundamentals could last for a sustained period. The Portfolio seeks out property sectors and individual companies that will benefit from a recovering economy. In particular, we look for benefit from good earnings per share growth in select retail segments and improving fundamentals in the apartment, industrials and office sectors.

STEVEN R. BROWN
Portfolio Manager
Neuberger Berman Management Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUES
As of 6/30/04

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Vornado Realty Trust (REIT)                  4.91%
             -----------------------------------------------------
             Simon Property Group, Inc. (REIT)            4.75%
             -----------------------------------------------------
             General Growth Properties, Inc. (REIT)       4.21%
             -----------------------------------------------------
             Avalonbay Communities, Inc. (REIT)           3.81%
             -----------------------------------------------------
             Manufactured Home Communities, Inc. (REIT)   3.49%
             -----------------------------------------------------
             Host Marriott Corp. (REIT)                   3.36%
             -----------------------------------------------------
             Boston Properties, Inc. (REIT)               3.11%
             -----------------------------------------------------
             Equity Residential (REIT)                    2.86%
             -----------------------------------------------------
             Macerich Company (The) (REIT)                2.85%
             -----------------------------------------------------
             PS Business Parks, Inc. (REIT)               2.83%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

         [CHART]

Apartments             17.6%
Community Centers       8.9%
Diversified             6.7%
Health Care             2.4%
Industrial              6.8%
Lodging                 9.1%
Manufactured Homes      3.7%
Office                 27.8%
Regional Malls         17.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio             For the period ended 6/30/04
Managed by Neuberger Berman Management Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Neuberger Berman Real Estate Portfolio, managed by Neuberger Berman Management
                     Inc., vs. NAREIT Equity REIT Index/1/
                           Growth Based on $10,000+

                                    [CHART]

              NAREIT Equity        Neuberger Berman
              REITs Index/1/     Real Estate Portfolio
              --------------     ---------------------
 5/1/2004        $10,000               $10,000
6/30/2004         11,027                10,350




    -----------------------------------------------------------
                                      Cumulative Return/2/
                                 (for the period ended 6/30/04)
    -----------------------------------------------------------
                                       Since Inception/3/
    -----------------------------------------------------------
    Neuberger Berman Real Estate
    Portfolio--Class A                        3.50%
--  Class B                                   3.40%
    Class E                                   3.40%
    -----------------------------------------------------------
- - NAREIT Equity REIT Index/1/              10.27%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio         For the period ended 6/30/04
Managed by OppenheimerFunds, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio participated in the stock market's mild rise during the period, providing gains that were stronger than the majority of the Portfolio's peers, and roughly equivalent to the Portfolio's benchmark, the S&P 500 Index/1/.

Conflicting forces buffeted the market, causing high levels of daily volatility, but little movement for the reporting period as a whole. On the positive side, stocks benefited from continuing improvements in U.S. economic fundamentals and corporate financial results. Most economic indicators showed evidence of gains, with rising levels of corporate capital spending, industrial production and manufacturing activity. Favorable economic conditions led to better-than-expected revenue and earnings growth among a wide range of businesses. Top-line and bottom-line gains contrasted sharply with the relatively weak results that had been posted by most companies during the recent recession.

On the other hand, the positive impact of these developments on the market was muted by geopolitical instability and concerns regarding incipient inflation. As a result, investors tended to avoid more volatile technology stocks in favor traditionally defensive issues in the health care and consumer staples areas, in addition to industrial issues that were particularly well positioned to benefit from the current phase of the economic cycle.

The Portfolio's investment strategy focused on companies that offered strong potential for above-average growth while exhibiting reasonable valuations relative to their future growth prospects. We achieved our best performance in health care with a relatively large exposure to the sector, particularly in the areas of generic drug makers and biotechnology concerns, such as Biogen Idec, Inc. As the period progressed, we also increased the Portfolio's holdings of attractively valued large-cap pharmaceutical companies, which further enhanced performance. Several other sectors contributed positively to returns as well. We overweighted industrials, such as General Electric Co., which we believe should show very attractive earnings growth starting in 2005 as the company has repositioned its portfolio of businesses to emphasize growth. Consumer staples holdings, such as PepsiCo, Inc. and Procter & Gamble Co. benefited from better-than-expected earnings as well.

On the other hand, the Portfolio's performance was somewhat constrained by our emphasis on media stocks, such as Comcast Corp., Viacom, Inc., Time Warner, Inc., and Clear Channel Communications, Inc. We overweighted such holdings to take advantage of attractive valuations and improving business fundamentals. However, the stocks lagged behind the market during the period despite increasing cash flows and declining capital expenditures. Performance also suffered due to our overweighted position in technology stocks, such as Nokia Oyj (ADR), Intel Corp., Cypress Semiconductor Corp., and Cisco Systems, Inc. Such holdings gave up some of the gains they achieved during the prior period as investors shifted assets into traditionally defensive investment areas. We responded by emphasizing high-quality large-cap technology stocks, which generally outperformed their smaller-cap, more speculative, more cyclical counterparts.

With most economic indicators continuing to show evidence of improvement, we are optimistic regarding the overall business environment and its impact on the Portfolio's disciplined, bottom-up investing approach. As of the end of the reporting period, we continue to emphasize industrials, large-cap technology, healthcare and media stocks. We continue to hold significant positions in media stocks, where we believe industry fundamentals remain attractive given the valuations. We remain underweight versus the S&P 500 Index in financials where the environment is not expected to be as favorable going forward.

JANE PUTNAM
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                General Electric Co.                    4.57%
                ------------------------------------------------
                Microsoft Corp.                         3.49%
                ------------------------------------------------
                Pfizer, Inc.                            2.68%
                ------------------------------------------------
                Comcast Corp.--Class A                  2.50%
                ------------------------------------------------
                Citigroup, Inc.                         2.28%
                ------------------------------------------------
                Cisco Systems, Inc.                     2.21%
                ------------------------------------------------
                Intel Corp.                             2.19%
                ------------------------------------------------
                Viacom, Inc.--Class B                   2.10%
                ------------------------------------------------
                International Business Machines Corp.   2.05%
                ------------------------------------------------
                Time Warner, Inc.                       2.04%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Non-Cyclical            26.3%
Financials              11.0%
Cyclical                 7.8%
Technology              17.1%
Industrials              7.4%
Energy                   6.3%
Basic Materials          2.3%
Communications          16.1%
Diversified              5.7%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio         For the period ended 6/30/04
Managed by OppenheimerFunds, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


            Oppenheimer Capital Appreciation Portfolio, managed by
                 OppenheimerFunds, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]

                                         Oppenheimer Capital
               S&P 500 Index/1/        Appreciation Portfolio
               ----------------        -----------------------
 2/12/01           $10,000                    $10,000
 3/31/01             8,512                      8,740
 6/30/01             9,010                      9,350
 9/30/01             7,687                      7,750
12/31/01             8,509                      8,573
 3/31/02             8,533                      8,314
 6/30/02             7,389                      7,023
 9/30/02             6,113                      6,013
12/31/02             6,628                      6,453
 3/31/03             6,420                      6,263
 6/30/03             7,408                      7,174
 9/30/03             7,605                      7,463
12/31/03             8,531                      8,294
 3/31/04             8,675                      8,354
 6/30/04             8,824                      8,464



    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                     (for the period ended 6/30/04)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    Oppenheimer Capital Appreciation
--  Portfolio--Class A               18.36%     --      -0.26%
    Class B                          17.99% -3.27%      -4.81%
    -----------------------------------------------------------------
- - S&P 500 Index/1/                 19.10% -0.69%      -3.59%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio           For the period ended 6/30/04
Managed by Pacific Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Real return bonds were one of the best performing fixed income assets in the first half of 2004 outpacing more volatile like-duration Treasuries in the second quarter. For example, 10-year real yields rose 62 basis points for the quarter and yields on maturity matched nominal bonds rose 78 basis points. This relative outperformance reflects a 16 basis point increase in inflation expectations, or break-even inflation (BEI). Inflation expectations can be measured as the difference in yields between nominal treasuries and Treasury Inflation Protected Securities (TIPS). For the first six months of the year, most of the rise in nominal yields has been due to rising inflation expectations, with BEI 29 basis points higher over that period, ending June at
2.59 percent. On a duration-adjusted basis, 10-year TIPS outperformed maturity matched nominal treasuries by 1.50 percent during the second quarter and approximately 3.51 percent for the first six months. April and June were months of relative underperformance for TIPS relative to nominal treasuries as markets anticipated a more proactive Fed, thereby limiting anticipated increases in inflation. The real yield curve steepened modestly for the six months, with real yields on the shortest maturity TIPS falling 7 basis points, while real yields on the longest maturity TIPS have risen about 5 basis points. This is due mostly to a significant steepening of the real yield curve during the first quarter and was largely reversed during the second quarter.

Rate increases for shorter maturity nominal bonds topped 100 basis points during the second quarter. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. That conviction proved justified at quarter end as the Fed met expectations with a 25 basis point rate hike. The central bank had held the federal funds rate at 1 percent, generating negative real short-term rates, since June of last year.

Signs of rising inflation fueled anxiety that central banks would need to move aggressively. In the U.S., 12-month headline consumer price inflation rose to 3 percent in May, though the core rate remained below 2 percent. Inflation concerns were driven by higher oil prices as well as slower productivity growth. Helping calm the markets were suggestions by the Fed that it would raise rates gradually. Fed Governor Bernanke, in a speech supporting the gradualist approach, noted that higher long-term rates were a sign that much of the financial adjustment to increases in inflation had already occurred.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
The PIMCO Inflation Protected Bond Portfolio outperformed the Lehman Global
Real: U.S. Tips Bond Index/1/ for the first six months of the year and for the second quarter. Below benchmark duration from TIPS was positive for returns during the second quarter, as real interest rates rose sharply. Net short interest rate exposure to nominal bonds was positive for the period as nominal rates rose considerably in the second quarter. Emphasis on longer maturities was positive during the second quarter as the yield curve flattened in anticipation of Fed tightening. Non-U.S. positions were a net positive; Eurozone issues outperformed amid expectations for slower growth and lower inflation in Europe.

MARKET/PORTFOLIO OUTLOOK
GLOBAL ECONOMY TO WALK TIGHTROPE OVER NEXT 3-5 YEARS
The global economy is perched on a tightrope. With the U.S. government and consumers highly leveraged, conditions for instability that could tip the economy toward deflation or inflation will accelerate. While a tilt toward inflation is more likely, momentum swings will supplant more durable trends seen during periods of disinflation (1980-2000) or inflation (1965-1979). U.S. real growth will stabilize near 2 percent with Europe and Japan near that level. Longer-term risks to the global economy include:

  . MORE GOVERNMENT, MORE INFLATION--Historically, as government's share of GDP climbs, inflation rises. Signs of a "bull market for government" in the U.S. include securities industry litigation, Sarbanes-Oxley corporate governance reforms, and higher military spending and Homeland Security measures to fight terrorism. U.S. inflation could rise to 4 percent at cyclical peaks in the economy going forward.

  . IMBALANCES IN TRADE AND FINANCE--Asian central banks finance the U.S. trade deficit because buying Treasuries keeps their currencies cheap and supports growth. Geopolitical shocks could undermine this arrangement. A dispute over North Korea or Taiwan could spark a pullback in Chinese purchases of Treasuries, leading to higher interest rates and a plunge in the dollar.

  . GEOPOLITICAL RISKS--A seemingly endless struggle against terrorism, accompanied by constraints on travel and trade, will threaten American consumer confidence and spending.

With respect to Portfolio strategy, we plan to position the Portfolio for a mildly bullish environment for U.S. TIPS, a bearish environment for U.S.
nominal issues and a steeper yield curve than markets now expect. We plan to target the duration from TIPS modestly above index as Fed tightening could slow real growth prospects for the U.S. economy over the near-term. We intend to emphasize short/intermediate maturities, where yields price in more aggressive Fed tightening than we anticipate. The Portfolio expects to hold modest levels of emerging market bonds since fundamentals continue to improve despite a difficult second quarter. Finally, we plan to diversify interest rate risk with an emphasis on Europe. Our exposure will focus mainly on short maturities, as relatively weak European growth should put less pressure on inflation and rates.

JOHN B. BRYNJOLFSSON
Portfolio Manager
Pacific Investment Management Company LLC

No part of this publication may be reproduced in any form, or referred to in any other publication, without express written permission.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails some risk. Municipals may realize gains & may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is limited to the timely repayment of interest and does not eliminate market risk, shares of the funds are not guaranteed. Mortgage-backed securities & Corporate Bonds may be sensitive to interest rates, when they rise the value generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high yield, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-US securities may entail risk due to non-US economic and political developments and may be enhanced when investing in emerging markets. Inflation-indexed bonds issued by the U.S. Government, also known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a fund that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.00%, 07/15/12)    18.44%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.00%, 01/15/14)    17.72%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)   17.17%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.875%, 04/15/29)   15.50%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   10.37%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)    9.97%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.50%, 01/15/11)     6.58%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)     6.21%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (1.875%, 07/15/13)    3.23%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.15%, 08/18/04)       2.73%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio           For the period ended 6/30/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             PIMCO Inflation Protected Bond Portfolio managed by,
 Pacific Investment Management Company LLC, vs. Lehman Global Real: U.S. TIPS
                                 Bond Index/1/
                           Growth Based on $10,000+

                                    [CHART]


             Lehman Global       PIMCO Inflation
              Real: U.S.         Protected Bond
           TIPS Bond Index/1/      Portfolio
           ------------------    --------------
 5/01/03         $10,000             $10,000
 6/30/03          10,367              10,360
 9/30/03          10,398              10,460
12/31/03          10,568              10,547
 3/31/04          11,111              11,173
 6/30/04          10,766              10,855



--------------------------------------------------------------------------------

    ------------------------------------------------------------------
                                       Average Annual Return/2/
                                       (for the period ended 6/30/04)
    ------------------------------------------------------------------
                                       1 Year    Since Inception/3/
    ------------------------------------------------------------------
    PIMCO Inflation Protected Bond
--  Portfolio--Class A                 4.77%           7.30%
    Class B                            4.46%           7.02%
    ------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                           3.85%           6.52%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A and Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Municipals                                  0.3%
Asset-Backed Securities                     1.4%
Collateralized Mortgage Obligations         1.5%
Foreign Bonds & Debt Securities             1.5%
Corporate Bonds & Debt Securities           4.8%
U.S Treasuries                             90.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO PEA Innovation Portfolio                     For the period ended 6/30/04
(Formerly PIMCO Innovation Portfolio)
Managed by PEA Capital LLC
LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW
The tech sector made little progress during the second quarter of 2004, as it became more apparent that the Federal Reserve would raise rates in the near-term. Particular areas of technology performed well, such as wireless and Internet, while other more cyclical areas, such as semiconductors, proved disappointing.

PORTFOLIO SPECIFICS
Cell phone-related semiconductor stocks were weak in the quarter. OmniVision Technologies, Inc., which produces sensors used in camera phones and digital cameras, saw its stock price decline sharply due to a lowering of its earnings estimate caused by a delay in the adoption of its highest resolution products. SanDisk Corp. also declined on falling prices for flash memory, which is used in cell phones, mp3 players, and as portable storage.

Semiconductor foundry companies United Microelectronics Corp. (ADR) and Taiwan Semiconductor Manufacturing Co, Ltd. (ADR) were weak due to macro concerns raised by an increase in energy prices and the anticipated increase in interest rates by the Federal Reserve, as well as fears of terrorism around the June 30/th/ handover of control to Iraq. These stocks decreased significantly despite increases in earnings expectations.

EMC Corp. and other storage companies also proved to be a drag on performance. These stocks experienced weakness due to a preannouncement of negative results for the June quarter by Emulex Corp. which makes circuit boards that link storage systems up with computers.

Conversely, electronic manufacturing service ("EMS") companies, Celestica, Inc., and Solectron Corp. positively contributed to the Portfolio's performance in the quarter, driven largely by positive results from Celestica, Inc., that illustrated the potential operating leverage of these companies. In general, EMS companies are likely to be among the strongest beneficiaries of a sustained economic pickup, as they have significant operating leverage.

Companies that participate in the liquid crystal display ("LCD") market experienced gains in the quarter. The LCD market is experiencing explosive growth due to demand from its three key end-markets: laptop computers, desktop flat panel displays, and most recently, flat panel TVs.

Communication IC companies Marvell Technology Group, Ltd., and Broadcom Corp. also aided performance during the quarter. Both are experiencing robust demand for networking chips, which is being driven by a conversion to gigabit Ethernet. Meanwhile, Broadcom Corp. has benefited from sales of chips into Tivo, Inc. -like personal video recorders, and Marvell Technology Group, Ltd. has benefited from sales of a revolutionary low-cost solution for small disk drives, including the ones used in the popular iPod. Both have been experiencing healthy increases in earnings expectations.

OUTLOOK
In short, we believe recent tech weakness could present a wonderful opportunity for investors. We anticipate negative news flow reaching a maximum inflection point in the near term and then improving, boosting the stock market in general and the tech sector in particular. As always, we will monitor these factors and the tech sector closely.

DENNIS P. MCKECHNIE
Portfolio Manager
PEA Capital LLC

Opinions and estimates offered constitute the sub-adviser's judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. There is no guarantee that any opinion, forecast, estimate or objective will be achieved. A list of all recommendations made by the Advisor for the preceding 12 months is available upon request. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as an offer, solicitation or recommendation to purchase or sell any financial instrument. Unless otherwise indicated, all data is as of 6/30/04. This information is intended solely to report on the trading activity of the PIMCO PEA Innovation Portfolio, as well as investment strategies and opportunities identified by PEA Capital LLC. The PIMCO PEA Innovation Portfolio is offered by Met Investors Series Trust. The Portfolio is an investment option in several of the MetLife Investors' variable products. The information has been developed internally and/or obtained from sources which PEA Capital LLC believes to be reliable; however, PEA Capital LLC does not guarantee the accuracy, adequacy or completeness of such information nor do we guarantee the appropriateness of any strategy referred to for any particular investor.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                     Percent of
                 Description                         Net Assets
                 ----------------------------------------------
                 Flextronics International, Ltd.       4.41%
                 ----------------------------------------------
                 National Semiconductor Corp.          3.40%
                 ----------------------------------------------
                 Comverse Technology, Inc.             3.28%
                 ----------------------------------------------
                 SAP AG (ADR)                          3.24%
                 ----------------------------------------------
                 Celestica, Inc.                       3.11%
                 ----------------------------------------------
                 Solectron Corp.                       2.66%
                 ----------------------------------------------
                 Monster Worldwide, Inc.               2.60%
                 ----------------------------------------------
                 Take-Two Interactive Software, Inc.   2.57%
                 ----------------------------------------------
                 Foundry Networks, Inc.                2.39%
                 ----------------------------------------------
                 Juniper Networks, Inc.                2.31%
                 ----------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO PEA Innovation Portfolio                     For the period ended 6/30/04
(Formerly PIMCO Innovation Portfolio)
Managed by PEA Capital LLC
LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  PIMCO PEA Innovation Portfolio, managed by
                     PEA Capital LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P 500            Pimco PEA Innovation
                 Index/1/               Portfolio
                 -------            --------------------
02/12/2001       $10,000                 $10,000
03/31/2001         8,512                   7,070
06/30/2001         9,010                   7,590
09/30/2001         7,687                   4,210
12/31/2001         8,509                   6,160
03/31/2002         8,533                   5,880
06/30/2002         7,389                   3,850
09/30/2002         6,113                   2,510
12/31/2002         6,628                   3,040
03/31/2003         6,420                   3,070
06/30/2003         7,408                   3,730
09/30/2003         7,605                   4,250
12/31/2003         8,531                   4,790
03/31/2004         8,675                   4,870
06/30/2004         8,824                   4,740




--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Technology        59.3%
Communications    21.6%
Industrials       14.3%
Non-Cyclical       2.2%
Cyclical           2.6%

    ------------------------------------------------------
                             Average Annual Return/2/
                          (for the period ended 6/30/04)
    ------------------------------------------------------
                         1 Year 3 Year  Since Inception/3/
    ------------------------------------------------------
    PIMCO PEA Innovation
    Portfolio--Class A   27.20% -14.38%      -15.27%
--  Class B              27.08% -14.50%      -19.80%
    Class E              27.01%      --       -3.62%
    ------------------------------------------------------
- - S&P 500 Index/1/     19.10%  -0.69%       -3.59%
    ------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                       For the period ended 6/30/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Interest rates rose sharply during the second quarter, causing bonds to give back modest gains from earlier in the year. The Lehman Brothers Aggregate Bond Index/1/, a widely used index for the high-grade bond market, was nearly flat during the first six months of 2004, returning 0.15 percent after a 2.44 percent loss for the second quarter. The yield on the benchmark 10-year Treasury ended the second quarter at 4.59 percent, up 75 basis points from the end of the first quarter.

                                    [CHART]

                           U.S. Treasury Yield Curves

                                               Yield Changes   Yield Changes
        12/31/2003   03/31/2004   06/30/2004     2Q (bps)        YTD (bps)
        ----------   ----------   ----------    ------------   -------------
1 m        0.80        0.95          1.08
3 m        0.93        0.95          1.20          25.1            27.2
6 m        1.02        1.00          1.60
1 Y        1.56        1.39          2.32
2 Y        1.83        1.58          2.69         110.5            85.8
3 Y        2.31        1.94          3.08
4 Y        2.94        2.50          3.54
5 Y        3.25        2.78          3.77          98.9            51.9
6 Y        3.45        2.99          3.93
7 Y        3.65        3.20          4.10
8 Y        3.85        3.42          4.26
9 Y        4.05        3.63          4.42
10 Y       4.25        3.84          4.59          74.6            33.6
11 Y       4.29        3.89          4.62
12 Y       4.33        3.93          4.66
13 Y       4.37        3.98          4.69
14 Y       4.41        4.03          4.73
15 Y       4.46        4.07          4.76
16 Y       4.50        4.12          4.80
17 Y       4.54        4.17          4.83
18 Y       4.58        4.21          4.87
19 Y       4.62        4.26          4.90
20 Y       4.66        4.31          4.94
21 Y       4.70        4.35          4.97
22 Y       4.74        4.40          5.01
23 Y       4.79        4.45          5.04
24 Y       4.83        4.49          5.08
25 Y       4.87        4.54          5.11
26 Y       4.91        4.59          5.15
27 Y       4.95        4.63          5.18
28 Y       4.99        4.68          5.22
29 Y       5.03        4.73          5.25
30 Y       5.08        4.77          5.29          51.6            21.5


SOURCE: Bloomberg Financial Markets

As shown in the graphic above, rate increases for shorter maturities topped 100 basis points during the quarter. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. That conviction proved justified at quarter end as the Fed met expectations with a 25 basis point rate hike. The central bank had held the federal funds rate at 1 percent, generating negative real short-term rates, since June of last year.

Investors that had profited handsomely from borrowing at low short- term rates and investing in higher yielding longer maturity bonds surrendered some of those profits in the second quarter. Concern that borrowing rates would rise led investors to liquidate long positions and unwind this trade, putting downward pressure on bond prices. Substantial leverage remained, however, among banks, hedge funds and other investors, making bond markets vulnerable to aggressive Fed rate increases.

Signs of rising inflation fueled anxiety that central banks would need to move aggressively to combat it. In the U.S., 12-month headline consumer price inflation rose above 3 percent in May, though the core rate remained below 2 percent. Inflation concerns were driven by higher oil prices as well as slower productivity growth. Helping calm the markets were suggestions by the Fed that it would raise rates gradually. Fed Governor Bernanke, in a speech supporting the gradualist approach, noted that higher long-term rates during the quarter were a sign that much of the financial adjustment to increases in inflation had already occurred.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
The PIMCO Total Return Portfolio outperformed the Lehman Brothers Aggregate Bond Index for the first six months of the year and for the quarter ended 6/30/04. Positioning the Portfolio's duration below benchmark was positive for returns during the second quarter as interest rates rose sharply; however, this detracted from the overall period returns, as interest rates declined over the first quarter. Emphasis on short/intermediate maturities for the period was negative as the yield curve flattened in anticipation of Fed tightening. Real return bonds added to returns, as these securities' strong first quarter performance helped them to outperform more volatile Treasury securities for the period. A mortgage emphasis and positive security selection added to returns; mortgages outpaced comparable Treasuries as volatility declined late in the second quarter. Underweighting corporates was slightly negative as this sector outperformed Treasuries modestly on a like-duration basis Municipal bonds helped returns; muni yields rose less than Treasuries as rising rates caused muni issuance to decline. Emerging market bonds detracted from performance; leveraged tactical investors sold Emerging Market bonds as rates rose. Non-U.S. positions, mainly Eurozone issues, added value amid expectations for lower growth and inflation in Europe.

MARKET/PORTFOLIO OUTLOOK
GLOBAL ECONOMY TO WALK TIGHTROPE OVER NEXT 3-5 YEARS
The global economy is perched on a tightrope. With the U.S. government and consumers highly leveraged, conditions for instability that could tip the economy toward deflation or inflation will accelerate. While a tilt toward inflation is more likely, momentum swings will supplant more durable trends seen during periods of disinflation (1980-2000) or inflation (1965-1979). U.S. real growth will stabilize near 2 percent with Europe and Japan near that level. Longer-term risks to the global economy include:

  . MORE GOVERNMENT, MORE INFLATION--Historically, as government's share of
    Gross Domestic Product climbs, inflation rises. Signs of a "bull market for government" in the U.S. include securities industry litigation, Sarbanes-Oxley corporate governance reforms, and higher military spending and Homeland Security measures to fight terrorism. U.S. inflation could rise to 4 percent at cyclical peaks in the economy going forward.

  . POLICY MISTAKES--A leveraged U.S. economy is vulnerable to policy mistakes by a Federal Reserve that is no longer preemptively battling inflation but reacting to economic data.

  . IMBALANCES IN TRADE AND FINANCE--Asian central banks finance the U.S. trade deficit because buying Treasuries keeps their currencies cheap and supports growth. Geopolitical shocks could undermine this arrangement. A dispute over North Korea or Taiwan could spark a pullback in Chinese purchases of Treasuries, leading to higher interest rates and a plunge in the dollar.

  . GEOPOLITICAL RISKS--A seemingly endless struggle against terrorism will threaten American consumer confidence and spending.

With respect to Portfolio strategy, we plan to position the Portfolio in expectation of a mildly bearish environment for U.S. bonds and a steeper yield curve than markets now expect. We intend to target duration near to slightly below index as rates largely price in expected growth and inflation in the near term. Furthermore, the Portfolio will emphasize short/intermediate maturities, where yields price in more aggressive Fed tightening than we anticipate. We plan to underweight mortgages and corporates in the face of full valuations in these core bond sectors. The Portfolio also expects to hold Treasury bonds, which now offer better value after the rate increases of the second quarter. An allocation to Treasury Inflation Protected Securities (TIPS) should help to hedge secular inflation risk but do not plan on adding to positions; this sector is no longer cheap after its recent rally. We plan to maintain modest levels of emerging market bonds in light of the continued improvement in their credit fundamentals. In addition, we intend to diversify interest rate risk with an emphasis on European bonds as relatively weak European growth will put less pressure on inflation and interest rates than in the U.S. Finally, we may emphasize municipal bonds since higher tax revenue and rising rates should support valuations and reduce supply.

WILLIAM H. GROSS
Portfolio Manager
Pacific Investment Management Company LLC

No part of this publication may be reproduced in any form, or referred to in any other publication, without express written permission.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails some risk. Municipals may realize gains & may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is to the timely repayment of interest and does not eliminate market risk, shares of the funds are not guaranteed. Mortgage-backed securities & corporate bonds may be sensitive to interest rates, when they rise the value generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high yield, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-US securities may entail risk due to non-US economic and political developments and may be enhanced when investing in emerging markets. Inflation-indexed bonds issued by the U.S. Government, also known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a fund that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Note (1.625%, 04/30/05)                   5.27%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   4.63%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, TBA)           3.67%
        ----------------------------------------------------------------
        U.S. Treasury Note (1.25%, 05/31/05)                    3.55%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)           3.46%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)           3.16%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)   1.56%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.88%, 08/25/43)      1.49%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (5.00%, 06/15/18)      1.35%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 10/01/22)      1.26%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                       For the period ended 6/30/04
Managed by Pacific Investment Management Company, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO Total Return Portfolio managed by
 Pacific Investment Management Company LLC, vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Lehman Brothers               PIMCO Total
                 Aggregate Bond Index/1/       Return Portfolio
                 -----------------------       ----------------
02/12/2001             $10,000                     $10,000
03/31/2001              10,137                      10,100
06/30/2001              10,194                      10,110
09/30/2001              10,664                      10,640
12/31/2001              10,669                      10,669
03/31/2002              10,680                      10,669
06/30/2002              11,075                      11,041
09/30/2002              11,583                      11,444
12/31/2002              11,765                      11,661
03/31/2003              11,929                      11,837
06/30/2003              12,227                      12,117
09/30/2003              12,210                      12,158
12/31/2003              12,249                      12,191
03/31/2004              12,573                      12,486
06/30/2004              12,267                      12,232







--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Asset Backed Securities                      0.2%
Collateralized Mortgage Obligations          7.4%
Corporate Bonds & Debt Securities            8.9%
Foreign Bonds & Debt Securities              2.4%
Foreign Government                           2.5%
Municipals                                   5.1%
U.S. Agencies                               46.0%
U.S. Treasuries                             27.5%

    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                   (for the period ended 6/30/04)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A             1.14%  6.77%        6.73%
--  Class B                        0.96%  6.54%        6.13%
    Class E                        1.05%     --        4.61%
    ---------------------------------------------------------------
    Lehman Brothers Aggregate Bond
- - Index/1/                       0.33%  6.36%        6.16%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio         For the period ended 6/30/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
For the six month period ended June 30, 2004, the Met/Putnam Capital Opportunities Portfolio slightly outpaced the Russell 2500 Index/1/, while lagging the Russell 2000 Index/2/. Steady gains early in the year, followed by a furious rally in the final week of the first quarter, overcame a devastating terrorist attack in Spain in mid-March, leaving most U.S. indices in positive territory for the first quarter. U.S. equities moved higher in the second quarter, lifted by signs of robust economic expansion. However, rising interest rates, soaring oil prices, and a series of destabilizing events in Iraq continued to keep markets in check for much of the second quarter.

An overweight to machinery names (Briggs & Stratton Corp.) and good stock selection in engineering & construction (Eagle Materials, Inc.) made the capital goods sector the Portfolio's largest relative contributor. Shares of Briggs & Stratton Corp. were supported in the second quarter by investor enthusiasm for the company's announced acquisition of Simplicity Manufacturing Co. Inc., which allows Briggs & Stratton Corp. to further leverage their strong brand name. The acquisition is expected to be accretive to earnings beginning in fiscal 2005. Eagle Materials, Inc., benefited from strong demand and favorable weather conditions during the period.

The energy sector also contributed positively to relative outperformance due to an overweight to the strong oil & gas area. Shares of both Denbury Resource, Inc. and Cabot Oil & Gas Corp. were up primarily due to increased commodity prices, which will help each company's bottom-line.

Adept stock selection in software (Hyperion Solutions Corp., Amdocs Ltd.) and communications equipment (Coinstar, Inc.) helped relative performance in the technology sector. Both Hyperion Solutions and Amdocs benefited early in the period amid strong quarterly earnings and improving fundamentals in the technology sector. Shares of Coinstar appreciated during the quarter due to investor enthusiasm surrounding the company's acquisition of American Coin Merchandising.

The transportation sector was the Portfolio's largest relative detractor. Returns were constrained by our position in Mesa Air Group, Inc. (airlines). Mesa Air Group, Inc has continued to decline following the company's failed hostile attempt to acquire Atlantic Coast Airlines Holdings, Inc.

Unrewarded stock selection in health-care services (Health Net, Inc.) and pharmaceuticals (King Pharmaceuticals, Inc.) offset the relative strength in medical technology (C.R. Bard, Inc., INAMED Corp.). Shares of Health Net, Inc. fell in the first quarter after the company lowered its first-quarter earnings outlook, and again during the second quarter amid continued price competition across the managed care industry. King Pharmaceuticals, Inc. was hurt by disappointing first-quarter earnings and by the withdrawal of full-year guidance due to inventory control issues.

Our position in Primus Telecommunications Group, Inc., (telecommunications) hampered relative performance in the communication services sector. Shares of Primus Telecommunications Group, Inc. were down approximately 50% over the first half of the year--our position hurt relative performance.

OUTLOOK: U.S. EQUITY MARKETS
Benign equilibrium has resulted in a meandering market that has delivered no prominent pockets of weakness, yet no real progress either. This may reflect an odd best-case scenario for stocks in 2004. As the Fed fights against inflation on the one hand, and deflation on the other, success may well imply that stock market losses (and significant gains) are averted for the year. Should the Fed lose the battle on either front, though, the consequences would probably be distinctly negative for equities.

Historically, the stock market has tended to move sideways during the first six months of an election year. The record also suggests that stocks respond better to continuity than to a change in administration. With the presidential race currently so close, the ebbs and flows of election polls could well affect markets over the next several months. We continue to believe that the market's focus will turn from companies benefiting from liquidity to those demonstrating earnings quality.

PORTFOLIO STRATEGY
The Met/Putnam Capital Opportunities Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon, and have positioned it for a gradual economic recovery.

During the period, the Portfolio's largest purchases were: United Online Corp. (technology services), Citrix Systems, Inc. (software), and VeriSign, Inc. (technology services). Our largest sells during the period were: Briggs & Stratton Corp. (machinery), Hyperion Solutions Corp. (software), and Brunswick Corp. (leisure products).

TEAM MANAGED
Putnam Investment Management, LLC

The views expressed are exclusively those of Putnam Investment Management, LLC as of June 30, 2004. There can be no assurance or guarantee that their expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    SUPERVALU, Inc.                2.79%
                    ---------------------------------------
                    C.R. Bard, Inc.                2.19%
                    ---------------------------------------
                    United Online, Inc.            2.06%
                    ---------------------------------------
                    BMC Software, Inc.             1.94%
                    ---------------------------------------
                    Autoliv, Inc.                  1.80%
                    ---------------------------------------
                    RenaissanceRe Holdings, Ltd.   1.78%
                    ---------------------------------------
                    Ryland Group, Inc.             1.74%
                    ---------------------------------------
                    Rent-A-Center, Inc.            1.70%
                    ---------------------------------------
                    Michaels Stores, Inc.          1.69%
                    ---------------------------------------
                    VeriSign, Inc.                 1.68%
                    ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio         For the period ended 6/30/04
Managed by Putnam Investment Management, LLC
LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 Met/Putnam Capital Opportunities, managed by
         Putnam Investment Management, LLC, vs. Russell 2000 Index/2/
                           Growth Based on $10,000+

                                    [CHART]


              Russell 2000      Met/Putnam Capital
                Index/1/      Opportunities Portfolio
              ------------    -----------------------
 05/01/1996     $10,000               $10,000
 06/30/1996       9,978                 9,977
 09/30/1996      10,012                10,149
 12/31/1996      10,533                10,859
 03/31/1997       9,988                10,083
 06/30/1997      11,607                11,623
 09/30/1997      13,334                13,363
 12/31/1997      12,888                13,128
 03/31/1998      14,184                14,730
 06/30/1998      13,523                13,746
 09/30/1998      10,798                10,791
 12/31/1998      12,559                12,419
 03/31/1999      11,877                11,828
 06/30/1999      13,724                13,165
 09/30/1999      12,857                13,285
 12/31/1999      15,229                17,953
 03/31/2000      16,307                19,471
 06/30/2000      15,691                18,097
 09/30/2000      15,865                18,484
 12/31/2000      14,769                16,058
 03/31/2001      13,809                13,599
 06/30/2001      15,781                15,845
 09/30/2001      12,500                12,201
 12/31/2001      15,135                14,706
 03/31/2002      15,739                15,232
 06/30/2002      14,424                13,654
 09/30/2002      11,338                11,112
 12/31/2002      12,035                11,612
 03/31/2003      11,495                10,559
 06/30/2003      14,187                12,652
 09/30/2003      15,473                13,329
 12/31/2003      17,722                14,947
 03/31/2004      18,831                15,587
 06/30/2004      18,919                15,826




--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Basic Materials     2.4%
Communications      6.1%
Cyclical           15.2%
Diversified         0.4%
Energy              7.1%
Financial          19.5%
Industrials        13.3%
Non-Cyclical       18.4%
Technology         15.3%
Utilities           2.3%

    -------------------------------------------------------------
                                 Average Annual Return/3/
                              (for the period ended 6/30/04)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    25.07% -0.05% 3.75%        5.78%
    Class B               24.80% -0.27%    --        5.33%
    -------------------------------------------------------------
- - Russell 2000 Index/2/ 33.36%  6.23% 6.63%        8.11%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2500 Index offers investors access to the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500 includes the smallest 2500 securities in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.83 billion; the median market capitalization was approximately $.62 billion. The Index had a market capitalization range of approximately $4.73 billion to $0.07 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $900 million; the median market capitalization was approximately $511 million. The Index had a market capitalization range of approximately $1.9 billion to $117 million. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                      For the period ended 6/30/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
The Met/Putnam Research Fund portfolio posted positive absolute returns but lagged its benchmark in the semi-annual period ended June 30, 2004. Steady gains early in the year, followed by a furious rally in the final week of the first quarter, overcame a devastating terrorist attack in Spain in mid-March, leaving most U.S. indices in positive territory for the first quarter. U.S. equities moved higher in the second quarter, lifted by signs of robust economic expansion. However, rising interest rates, soaring oil prices, and a series of destabilizing events in Iraq continued to keep markets in check for much of the second quarter.

Strong stock selection in the telecommunications service sector was the most significant contributor to relative performance. Owning Verizon Communications, Inc., and avoiding other Regional Bell Operating Companies added most to relative performance. Verizon Communications, Inc. reported strong results based on cost cutting and above-forecast wireless subscriber growth. Regional Bells continue to face increased competition and capital expenditure requirements.

The Portfolio's position in industrials, one of the strongest performing sectors of the S&P 500 Index/1/, was also positive. Tyco International Ltd. was a leading contributor, as Chairman Ed Breen has taken significant steps to repair the company's tarnished reputation and has boosted investor confidence by continuing to generate strong cash flow, reduce debt, and divest low-margin businesses. Manufacturer Illinois Tool Works and aerospace giant Boeing Co. also performed well. Union Pacific Corp. was the weakest stock in the sector, lagging due to crew shortages, cold weather, rising fuel costs, and the loss of a court appeal.

Utilities, the smallest sector weight at 2.9%, was also a strong contributor. Overweighting Edison International, which emerged successfully from the 2000 deregulation power crisis in California, added most to returns.

Consumer stocks were the largest detractors from relative performance during the period. Increasing oil prices, which moved from $32 at the beginning of the year to $42 by June, had a negative impact on consumer spending. Interest rates moved significantly higher, pressuring companies who have been beneficiaries of low mortgage rates and numerous refinance waves over the past several years. Lowes CO., Inc., and Bed Bath &Beyond, Inc., (home furnishing companies) were hurt by profit taking. Retailers Kohl's Corp. and Family Dollar Stores, Inc. weakened on lower-than-expected sales results. AutoZone, Inc., the do-it-yourself auto parts store, had a choppy first six months, but by June shares had outpaced the market for the period. However, at period end, AutoZone, Inc. announced disappointing sales figures and shares declined, making our overweight position a drag on performance.

Health care was the second-largest detractor from relative performance. Specialty pharmaceutical company Forest Laboratories, Inc. was the leading detractor for the first six months of 2004. After outpacing the market through most of the period, Forest Laboratories, Inc., shares fell 10% late in June over unfavorable news alleging a lack of disclosure during pediatric clinical trials for Forest Laboratories, Inc., older antidepressant drug Celexa. Concerns that New York Attorney General Eliot Spitzer is investigating this "off label" use weighed on the stock. There is also concern that the overall market for antidepressant drugs is slowing while competition increases. Wyeth, Pfizer, Inc., and Abbott Laboratories, all of which had a negative impact on performance in the first six months impacted by continued concerns related to the Wyeth's diet drug settlement and election year rhetoric regarding drug reimportation, price controls and proposed Medicare changes. However, not holding Bristol-Myers Squibb Co. and Johnson & Johnson, Inc. offset a portion of the weakness.

The information technology sector also detracted from relative returns. The semiconductor industry was the weakest in the sector. The combination of overweighting Intel Corp. and Fairchild Semiconductor Corp. and underweighting Motorola, Inc., detracted from relative performance. Software was also a detractor, as VERITAS Software Corp. and Siebel Systems, Inc., were hurt by a change in buying patterns by corporate customers toward incremental purchases instead of large-deal end-of-quarter purchases. Hewlett-Packard was also weak, as investors remained skeptical that the company would be able achieve its stated annual growth target.

OUTLOOK: U.S. EQUITY MARKETS
Benign equilibrium has resulted in a meandering market that has delivered no prominent pockets of weakness, yet no real progress either. This may reflect an odd best-case scenario for stocks in 2004. As the Fed fights against inflation on the one hand, and deflation on the other, success may well imply that stock market losses (and significant gains) are averted for the year. Should the Fed lose the battle on either front, though, the consequences would probably be distinctly negative for equities.

Historically, the stock market has tended to move sideways during the first six months of an election year. The record also suggests that stocks respond better to continuity than to a change in administration. With the presidential race currently so close, the ebbs and flows of election polls could well affect markets over the next several months. We continue to believe that the market's focus will turn from companies benefiting from liquidity to those demonstrating earnings quality.

PORTFOLIO STRATEGY
The Met/Putnam Research Portfolio, as always, concentrates on stock selection, maintaining a neutral sector weighting. The Portfolio is currently positioned for continued economic improvement, which we expect will lead to additional corporate profitability and rising household income. Our bottom-up fundamental process has led us to overweight consumer, diversified and retail cyclical, chemical, and software companies.

Recent portfolio additions include EMC Corp. in the technology sector, Ingersoll-Rand in industrials, and Toyota Motor in consumer stocks. Our reductions include selling insurance company American International Group, Inc., Motorola, Inc. in technology, and Express Scripts, Inc. within health care.

PUTNAM GLOBAL EQUITY RESEARCH COMMITTEE
Putnam Investment Management, LLC

The views expressed are exclusively those of Putnam Investment Management, LLC as of June 30, 2004. There can be no assurance or guarantee that their expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Pfizer, Inc.            3.91%
                        --------------------------------
                        Microsoft Corp.         3.81%
                        --------------------------------
                        Citigroup, Inc.         3.81%
                        --------------------------------
                        General Electric Co.    3.29%
                        --------------------------------
                        Lowes Co., Inc.         2.33%
                        --------------------------------
                        Fifth Third Bancorp     2.29%
                        --------------------------------
                        Wal-Mart Stores, Inc.   2.26%
                        --------------------------------
                        Intel Corp.             2.23%
                        --------------------------------
                        Cisco Systems, Inc.     2.09%
                        --------------------------------
                        Coca-Cola Co.           1.96%
                        --------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                      For the period ended 6/30/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   Met/Putnam Research Portfolio, managed by
            Putnam Investment Management, LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                   Met/Putnam Research
                S&P 500 Index/1/        Portfolio
                ----------------   -------------------
 02/12/2001         $10,000              $10,000
 03/31/2001           8,512                8,350
 06/30/2001           9,010                9,000
 09/30/2001           7,687                7,229
 12/31/2001           8,509                8,166
 03/31/2002           8,533                8,106
 06/30/2002           7,389                6,991
 09/30/2002           6,113                5,896
 12/31/2002           6,628                6,467
 03/31/2003           6,420                6,134
 06/30/2003           7,408                7,093
 09/30/2003           7,605                7,265
 12/31/2003           8,531                8,041
 03/31/2004           8,675                8,112
 06/30/2004           8,824                8,122




--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Basic Materials     4.2%
Communications     10.0%
Cyclical           13.2%
Diversified         3.6%
Energy              9.2%
Financials         20.3%
Industrials         5.3%
Non-Cyclical       19.1%
Technology         12.7%
Utilities           2.4%


    ----------------------------------------------------
                           Average Annual Return/2/
                        (for the period ended 6/30/04)
    ----------------------------------------------------
                        1 Year 3 Year Since Inception/3/
    ----------------------------------------------------
    Met/Putnam Research
--  Portfolio--Class A  14.76%     --       2.66%
    Class B             14.51% -3.36%      -5.96%
    ----------------------------------------------------
- - S&P 500 Index/1/    19.10% -0.69%      -3.59%
    ----------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 10/16/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio             For the period ended 6/30/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


During the first six months of 2004, the Third Avenue Small Cap Value Portfolio
- Class A Shares ("the Portfolio") appreciated by 11.96%, compared to increases of 3.44%, 6.76% and 7.83%, for the S&P 500 Index/1/, the Russell 2000 Index/2/ and the Russell 2000 Value Index/3/, respectively. The strong performance during the first half of 2004 was driven by meaningful appreciation from several consumer-related holdings, including Kmart Holding Corp. (acquired during 2004 and up 142% from our cost) and JAKKS Pacific, Inc. (up 58%). Other investments that contributed significantly to the impressive overall performance of the Portfolio include Ichiyoshi Securities Co., Ltd. (up 79%), Cavco Industries, Inc. (up 65%), and CommScope, Inc. (up 31%).

During the six-month period we acquired 18 new positions and eliminated 7 positions, increasing the number of holdings in the Portfolio to 79. The primary focus for new ideas in 2004 has been Oil and Gas Exploration and Production (E&P) companies, including Equity Oil, St. Mary Land & Exploration Co., and Whiting Petroleum Corp. Owing to recent favorable commodity prices; E&P companies have been generating very strong cash flow, enabling them to reduce their leverage while still growing reserves. As a result, these companies currently have strong financial positions based on only modest debt levels and the presence of high quality assets in the form of proven reserves of oil and gas. The companies also have management teams with impressive track records for growing reserves through several commodity cycles. Furthermore, the shares of these companies are attractively valued at discounts to net asset value, based on recent industry transaction multiples, and only modest multiples of earnings and book value. These valuations attribute little value to the company's future growth prospects and appear to discount a much lower, future commodity price environment.

One might reasonably ask whether Portfolio management needs to predict commodity prices in order to invest in this sector. We can't, and we don't try. However, even in the absence of a crystal ball, we believe the odds remain stacked in our favor. Though E&P company results are inextricably tied to oil and gas prices, the great weight of probability would seem to suggest that over the next three to five years, oil and gas prices can stay in a reasonable enough range, on average (e.g., crude oil between $28 to $45, and natural gas between $4 to $6), to enable E&P companies to continue to make a nice living, improve their balance sheets, and grow their reserves on a per share basis. Several observations support this reasoning. First, oil prices may not be all that high, when considered on an inflation-adjusted basis, compared to what they were in the late 1970's/early 1980's. Furthermore, supply may not be as assured or as secure as many assume. Some significant sources of supply have already peaked in terms of production and/or are depleted. Technology used in the industry (e.g., 3-D Seismic, horizontal drilling, subsea production) seems to have accelerated decline rates, and recent terrorist attacks on Mid East energy-related facilities only highlight the precarious reserve/supply situation. Meanwhile, longer-term demand, worldwide, seems likely to continue to grow at an above-average rate, considering the fact that China's oil use has doubled in the last seven years, and that consumption by growing countries like India may very well follow a similar path. These observations seem to support our favorable outlook for the E&P companies, and the Portfolio's odds of investment success in this area may be enhanced by a rising tide of mergers and acquisitions that has washed over the industry in recent months.

Resource conversions involving two of the investments in the Portfolio led to the elimination of those positions in the first half of 2004. Butler Manufacturing Co. was acquired in an all-cash acquisition for $22.50 per share. Fund management opposed the transaction and encouraged Butler Manufacturing Co. management to delay the shareholder meeting and vote in order to consider an offer from another company that submitted what appeared to be a superior acquisition proposal (albeit late in the process). Fund management believes that the company's board of directors agreed to sell the company for less than its full value. In this regard, the Portfolio dissented from the merger and has taken steps to demand an appraisal of its shares in accordance with Delaware statutory procedures. In another resource conversion, the Portfolio's position in Maxwell Shoe Co., Inc.,--Class A was eliminated in response to a tender offer by Jones Apparel Group, Inc.

We eliminated our position in Circuit City Stores, Inc., after significant appreciation, due to a deteriorating financial position. The Portfolio's investment in CyberOptics Corp. was eliminated, following a significant increase in its share price, as part of a program to reduce exposure to high-tech companies. We eliminated our position in SWS Group, Inc. as we believed that the shares were grossly overvalued, particularly following the spin-off of its money management operations, which resulted, in our view, in less clarity about the long-term earning power of the Company. We sold our Modtech Holdings, Inc. common stock after making the determination that the business was permanently impaired, following two quarters of operating losses and the resultant violations of debt covenants.

Looking forward, we remain pleased with the overall quality of names in the Portfolio. We will continue to strive to find securities of companies that we believe to be "Safe and Cheap," based on their financial strength, reasonable management teams, readily available financial information and disclosure, and pricing below their private market values.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
Third Avenue Management LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               LNR Property Corp.                       2.35%
               -------------------------------------------------
               JAKKS Pacific, Inc.                      2.34%
               -------------------------------------------------
               CommScope, Inc.                          2.27%
               -------------------------------------------------
               Forest City Enterprises, Inc.--Class A   2.21%
               -------------------------------------------------
               Trammell Crow Co.                        2.06%
               -------------------------------------------------
               Alexander & Baldwin, Inc.                2.05%
               -------------------------------------------------
               St. Joe Co. (The)                        2.02%
               -------------------------------------------------
               St. Mary Land & Exploration Co.          1.90%
               -------------------------------------------------
               Agrium, Inc.                             1.83%
               -------------------------------------------------
               Catellus Development Corp.               1.76%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Financial                 31.9%
Industrial                20.8%
Cyclical                  14.2%
Energy                    10.2%
Non-Cyclical               5.1%
Basic Materials            6.9%
Communications             0.8%
Technology                 8.2%
Diversified                1.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio             For the period ended 6/30/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              Third Avenue Small Cap Value Portfolio, managed by
         Third Avenue Management LLC, vs. Russell 2000 Value Index/3/
                           Growth Based on $10,000+

                                    [CHART]

               Russell 2000           Third Avenue Small
               Value Index/3/         Cap Value Portfolio
               --------------         -------------------
05/01/2002       $10,000                    $10,000
06/30/2002         9,455                      9,240
09/30/2002         7,442                      7,380
12/31/2002         7,808                      8,322
03/31/2003         7,412                      8,040
06/30/2003         9,096                      9,506
09/30/2003         9,799                     10,490
12/31/2003        11,403                     11,777
03/31/2004        12,192                     12,690
06/30/2004        12,295                     13,186



    ------------------------------------------------------------
                                 Average Annual Return/4/
                                 (for the period ended 6/30/04)
    ------------------------------------------------------------
                                 1 Year    Since Inception/5/
    ------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A           38.71%         13.59%
    Class B                      38.37%         13.40%
    ------------------------------------------------------------
- - Russell 2000 Value Index/3/  35.17%          9.98%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $900 million; the median market capitalization was approximately $511 million. The Index had a market capitalization range of approximately $1.9 billion to $117 million. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio             For the period ended 6/30/04
Managed by T. Rowe Price Associates, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
The Portfolio registered a strong gain in the first half, outpacing the S&P MidCap 400 Index/1 /and the Russell Midcap Growth Index/2/, which returned 6.08% and 5.94% respectively. Relative to the S&P MidCap 400 Index, information technology, industrials and business services, and telecommunications contributed positively, while the consumer discretionary and materials sectors weighed on performance.

MARKET ENVIRONMENT
U.S. stocks extended last year's rally in the first half of 2004, although gains were more modest. Most indexes closed below their highest levels of the year as positive investor sentiment was tempered by concerns about inflation, high oil prices, and rising interest rates. Mid-caps strongly outperformed their larger peers, and value stocks surpassed growth.

PORTFOLIO REVIEW
Information technology was the best relative performer, although a more modest absolute gainer for the fund. Technology was the only sector to post a negative return in the benchmark. Strength among our communications equipment and software holdings aided relative performance. In communications equipment, Research In Motion Ltd., the maker of the popular Blackberry handheld device, gained over 104% and was our second-largest absolute contributor. The company is in the early stages of market penetration with a premier product. The software and services Research In Motion Ltd., provides for the Blackberry are the key drivers to the business model, as opposed to the device itself. Additionally, Harris Corp., a communications equipment company serving both the commercial and government markets, was among the top 10 absolute contributors. Within software, VeriSign, Inc., Adobe Systems, Inc. and McAfee, Inc., were strong gainers on the expectation of the recovery of IT spending.

Continued economic strength benefited industrials and business services holdings, and the sector was a strong relative and absolute contributor. The commercial services industry comprised two of our top 10 absolute contributors as Choicepoint, Inc., and employment services provider Robert Half International, Inc., rebounded after first-quarter weakness. Choicepoint, Inc., an identification services and fraud prevention company, is benefiting from strength in each of its business units--insurance, business and government, and in marketing services. Demand for finance and accounting staffing--a core business at Robert Half International, Inc., has increased due to stricter regulations. Additionally, our education holdings performed well in the period, anchored by Apollo Group, Inc.--Class A.

The energy sector was the second-best performer in the index for the quarter, behind consumer staples. Strong commodity prices continue to benefit the sector and drilling activity is increasing. Our continued overweight in the sector and good stock selection bolstered relative performance. Oil and gas producers EOG Resources, Inc., and Western Gas Resources, Inc., were strong gainers, in addition to equipment and services stocks BJ Services Co., and Smith International, Inc.

Media stocks hampered relative performance in the consumer discretionary sector, as a slower-than-expected recovery in radio advertising spending hurt holdings Citadel Broadcasting Corp, Cox Radio, Inc.--Class A, and Cablevision Systems New York Group--Class A. Additionally, retail stocks were weak over concerns about consumer spending in a rising interest rate environment. Discount retailers were among the worst hit, including Family Dollar Stores, Inc.

The materials sector was a relative detractor due to our metals and mining holdings, despite the solid performance of Nucor Corp. and Potash Corp. of Saskatachewan, Inc., Newmont Mining Corp. and International Steel Group, Inc. were especially weak.

OUTLOOK
Despite some risks, the economy and corporate profits appear strong, providing a moderately positive backdrop for stocks. We continue to see opportunities in the marketplace and believe the Portfolio is well-positioned for the current environment.

TEAM MANAGED

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Omnicare, Inc.              1.82%
                      ------------------------------------
                      ChoicePoint, Inc.           1.58%
                      ------------------------------------
                      BJ Services Co.             1.46%
                      ------------------------------------
                      Medimmune, Inc.             1.32%
                      ------------------------------------
                      Smith International, Inc.   1.30%
                      ------------------------------------
                      DST Systems, Inc.           1.22%
                      ------------------------------------
                      Western Wireless Corp.      1.21%
                      ------------------------------------
                      Rockwell Collins, Inc.      1.19%
                      ------------------------------------
                      Manpower, Inc.              1.16%
                      ------------------------------------
                      Harris Corp.                1.16%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Non-Cyclical               32.9%
Technology                 13.0%
Communications             12.9%
Cyclical                   12.1%
Industrials                 9.1%
Energy                      8.4%
Financials                  8.3%
Basic Materials             3.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio             For the period ended 6/30/04
Managed by T. Rowe Price Associates, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              T. Rowe Price Mid-Cap Growth Portfolio, managed by
      T. Rowe Price Associates, Inc., vs. Russell Midcap Growth Index/2/
                           Growth Based on $10,000+

                                    [CHART]

                       Russell Midcap               T. Rowe Price Mid-Cap
                        Growth Index/2/               Growth Portfolio
                        ---------------               ----------------
 2/12/2001                  $10,000                       $10,000
 3/31/2001                    7,729                         7,950
 6/30/2001                    8,980                         9,500
 9/30/2001                    6,483                         6,570
12/31/2001                    8,238                         8,340
 3/31/2002                    8,092                         7,701
 6/30/2002                    6,614                         5,340
 9/30/2002                    5,478                         4,350
12/31/2002                    5,981                         4,668
 3/31/2003                    5,979                         4,577
 6/30/2003                    7,101                         5,463
 9/30/2003                    7,609                         5,684
12/31/2003                    8,535                         6,378
 3/31/2004                    8,947                         6,589
 6/30/2004                    9,041                         6,851


    ----------------------------------------------------------------
                                       Average Annual Return/3/
                                    (for the period ended 6/30/04)
    ----------------------------------------------------------------
                                   1 Year 3 Year  Since Inception/4/
    ----------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A             26.01% -10.05%      -10.29%
--  Class B                        25.41% -10.33%      -10.58%
    Class E                        25.74%      --       -2.79%
    ----------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 27.32%   0.23%       -2.94%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P MidCap 400 Index consists of 400 domestic stocks of midsize companies (market cap range of $4 billion to $1 billion) in the U.S. market. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio                    For the period ended 6/30/04
Managed by Turner Investment Partners, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Turner Investment Partners began managing the Turner Mid-Cap Growth Portfolio on May 3, 2004. Since that time the Portfolio has returned a positive 4.10% vs. the 3.99 % gain posted by the Russell Midcap Growth Index/1/.

The Portfolio benefited from a modestly rising stock market, which was caught in a tug of war between the bulls and bears throughout the quarter. Bullish pundits point to an improving economy, stronger-than-expected corporate earnings, increased capital spending, strong demand for commodities and industrial products worldwide, and the historically positive catalyst of a presidential election year as reasons for the stock market to rise going forward. Bearish observers make the case that oil prices of about $40 a barrel, higher interest rates, above-average valuations, and the specter of new terrorist attacks and continued turmoil in Iraq bode ill for the stock market. On balance, the bulls won out in the quarter, with cyclical stocks in general and stocks in the energy and autos/transportation sectors in particular performing best. Conversely, utilities/communication, financial-services, consumer-discretionary/services, and technology stocks--which constitute the majority of the stock market's total capitalization--recorded losses or subpar gains.

The majority of positive performance for the period can be attributed to holdings in the technology, producer durables, utilities and healthcare sectors. In the technology sector, positive performance came from Broadcom Corp.--Class A in the semiconductor industry and from Akamai Technologies, Inc., in the internet software/services industry. In the producer durables sector, Lam Research Corp. added to performance in the electronic production equipment industry. The utilities sector contributed positive performance from holdings in the telecommunications equipment industry and the wireless telecommunications industry. The healthcare sector also had a positive impact on the Portfolio. In fact, the top performing individual stock overall for the time period was Gen-Probe, Inc., a biotechnology stock. Gen-Probe, Inc., is a global leader in the development, manufacture and marketing of rapid, accurate and cost-effective nucleic acid testing (NAT) products used for the clinical diagnosis of human diseases and for screening donated human blood.

Select holdings in the consumer staples sector detracted from performance during the time period. Within that sector, NBTY, Inc., a manufacturer, marketer and retailer of nutritional supplements in the specialty food industry detracted from performance. Overall, holdings in the consumer discretionary and technology sectors contributed positively to performance, but a number of underlying industries within those sectors including casinos/gambling and consumer services had a negative impact on performance. The medical specialty industry in the healthcare sector also had an adverse affect on performance with Henry Schein, Inc. detracting from performance.

We think stocks that offer especially good return potential now (and that we are emphasizing in the Portfolio) include retailers of premium-priced goods; Internet-services firms; software providers; makers of biotechnology products and broadband-communications systems; investment managers; financial-transaction processors; and firms in cyclical industries such as metals and industrial products that tend to perform well when the economic cycle is maturing.

We think the outlook for the stock market remains favorable in 2004, based on our conviction that earnings are likely to continue to exceed expectations. In the first quarter, for instance, the rate of positive earnings surprises for the S&P 500 Index/2/ companies was 75%, notably above the long-term average. We anticipate that trend will continue. And First Call projects the S&P 500 companies will post increases in operating earnings per share of 17.5% in 2004 and 11.1% in 2005. We think those numbers (as well as the numbers for mid-cap companies) may actually be too conservative and further positive surprises in earnings may be in the offing.

TEAM MANAGED
Note to investors: The Portfolio is managed by a committee composed of Christopher K. McHugh, Bill McVail, CFA, and Robert E. Turner, CFA. Mr. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990 and is the Portfolio's lead manager. Mr. McVail, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. Turner, Chairman and Chief Investment Officer--Growth Equities, co-founded Turner in 1990.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Marriott International, Inc.--Class A   1.50%
                ------------------------------------------------
                Lexmark International, Inc.--Class A    1.46%
                ------------------------------------------------
                Fisher Scientific Int'l, Inc.           1.35%
                ------------------------------------------------
                Bard (C.R.), Inc.                       1.33%
                ------------------------------------------------
                Lam Research, Inc.                      1.31%
                ------------------------------------------------
                CDW Corp.                               1.28%
                ------------------------------------------------
                Citrix Systems, Inc.                    1.26%
                ------------------------------------------------
                Coach, Inc.                             1.23%
                ------------------------------------------------
                Broadcom Corp.--Class A                 1.19%
                ------------------------------------------------
                Juniper Networks, Inc.                  1.12%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Non-Cyclical               28.6%
Technology                 26.0%
Cyclical                   14.7%
Communications              8.2%
Financials                  6.8%
Industrials                 4.8%
Diversified                 3.8%
Energy                      2.9%
Basic Materials             3.8%
Utilities                   0.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio                    For the period ended 6/30/04
Managed by Turner Investment Partners, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  Turner Mid-Cap Growth Portfolio, managed by
     Turner Investment Partners, Inc., vs. Russell Midcap Growth Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             Russell Mid Cap              Turner
              Growth Index/1/    Mid-Cap Growth Portfolio
             ----------------    ------------------------
 5/1/2004        $10,000                $10,000
6/30/2004         10,399                 10,410

    -------------------------------------------------------------
                                        Cumulative Return/3/
                                   (for the period ended 6/30/04)
    -------------------------------------------------------------
                                         Since Inception/4/
    -------------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A                         4.10%
    Class B                                    4.10%
    -------------------------------------------------------------
- - Russell Midcap Growth Index/1/             3.99%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 93.2%
         AUTO COMPONENTS - 1.3%
         Genuine Parts Co........................  85,900 $   3,408,512
                                                          -------------
         BANKS - 8.7%
         AmSouth Bancorp.........................  83,500     2,126,745
         Banknorth Group, Inc....................  59,800     1,942,304
         City National Corp......................  32,500     2,135,250
         Comerica, Inc...........................  35,750     1,961,960
         Compass Bancshares, Inc.................  47,850     2,057,550
         Hibernia Corp. - Class A................  84,800     2,060,640
         Hudson United Bancorp...................  52,000     1,938,560
         Marshall & Ilsley Corp..................  58,000     2,267,220
         TCF Financial Corp......................  69,800     4,051,890
         Webster Financial Corp..................  39,800     1,871,396
                                                          -------------
                                                             22,413,515
                                                          -------------
         CHEMICALS - 7.5%
         Engelhard Corp..........................  69,500     2,245,545
         International Flavors & Fragrances, Inc. 183,400     6,859,160
         Scotts Company (The) - Class A*(a)......  67,500     4,311,900
         Sigma-Aldrich Corp.(a)..................  47,900     2,855,319
         Valspar Corp............................  63,800     3,218,072
                                                          -------------
                                                             19,489,996
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 10.8%
         Ceridian Corp.*......................... 205,200     4,617,000
         Certegy, Inc............................ 102,100     3,961,480
         Fair Isaac Corp.(a).....................  73,300     2,446,754
         Pitney Bowes, Inc.......................  66,900     2,960,325
         Republic Services, Inc.................. 163,100     4,720,114
         Valassis Communications, Inc.*.......... 111,400     3,394,358
         Viad Corp...............................  90,100     2,433,601
         Xerox Corp.*............................ 244,700     3,548,150
                                                          -------------
                                                             28,081,782
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 1.2%
         CenturyTel, Inc......................... 104,500     3,139,180
                                                          -------------
         CONTAINERS & PACKAGING - 2.8%
         Ball Corp...............................  40,400     2,910,820
         Pactiv Corp.*........................... 172,500     4,302,150
                                                          -------------
                                                              7,212,970
                                                          -------------
         ELECTRIC UTILITIES - 2.9%
         FPL Group, Inc..........................  41,800     2,673,110
         Wisconsin Energy Corp................... 146,100     4,764,321
                                                          -------------
                                                              7,437,431
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.5%
         Agilent Technologies, Inc.*.............  83,900     2,456,592
         Amphenol Corp. - Class A*...............  85,500     2,848,860
         L-3 Communications Holdings, Inc.(a)....  58,600     3,914,480
         Microchip Technology, Inc...............  88,850     2,802,329
         Xilinx, Inc.............................  64,400     2,145,164
                                                          -------------
                                                             14,167,425
                                                          -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES - 1.1%
         Cooper Cameron Corp.*..................  57,400 $   2,795,380
                                                         -------------
         FOOD PRODUCTS - 2.9%
         Campbell Soup Co....................... 176,400     4,741,632
         Tate & Lyle Plc........................ 482,790     2,888,327
                                                         -------------
                                                             7,629,959
                                                         -------------
         FOOD RETAILERS - 2.7%
         Kroger Co.*............................ 249,800     4,546,360
         Safeway, Inc.*.........................  98,000     2,483,320
                                                         -------------
                                                             7,029,680
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
         Mettler-Toledo International, Inc.*(a).  80,500     3,955,770
         Waters Corp.*..........................  62,900     3,005,362
                                                         -------------
                                                             6,961,132
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.0%
         Medco Health Solutions, Inc.*..........  71,000     2,662,500
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.7%
         Brunswick Corp.........................  93,100     3,798,480
         Lee Enterprises, Inc...................  29,300     1,406,693
         Outback Steakhouse, Inc................  44,600     1,844,656
                                                         -------------
                                                             7,049,829
                                                         -------------
         HOUSEHOLD DURABLES - 3.3%
         Herman Miller, Inc.(a).................  99,400     2,876,636
         Mohawk Industries, Inc.*...............  77,700     5,697,741
                                                         -------------
                                                             8,574,377
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.7%
         Newell Rubbermaid, Inc................. 184,500     4,335,750
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 4.4%
         ITT Industries, Inc....................  27,400     2,274,200
         Pentair, Inc...........................  80,850     2,719,794
         Roper Industries, Inc.(a)..............  60,900     3,465,210
         SPX Corp...............................  64,600     3,000,024
                                                         -------------
                                                            11,459,228
                                                         -------------
         INSURANCE - 2.5%
         ACE, Ltd...............................  77,000     3,255,560
         Principal Financial Group, Inc.........  94,800     3,297,144
                                                         -------------
                                                             6,552,704
                                                         -------------
         IT CONSULTING & SERVICES - 1.0%
         Affiliated Computer Services,
           Inc. - Class A*......................  49,000     2,594,060
                                                         -------------
         MACHINERY - 3.5%
         Dover Corp............................. 151,200     6,365,520
         Rockwell Automation, Inc...............  73,000     2,738,230
                                                         -------------
                                                             9,103,750
                                                         -------------
         MEDIA - 1.4%
         New York Times Co. - Class A...........  78,700     3,518,677
                                                         -------------
         OIL & GAS - 7.9%
         Amerada Hess Corp......................  35,500     2,811,245

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         OIL & GAS - CONTINUED
         Devon Energy Corp......................  48,653 $   3,211,098
         Murphy Oil Corp........................  33,550     2,472,635
         Noble Corp.*...........................  70,200     2,659,878
         Pioneer Natural Resources Co...........  84,800     2,974,784
         Williams Companies, Inc................ 281,300     3,347,470
         XTO Energy, Inc........................  97,125     2,893,354
                                                         -------------
                                                            20,370,464
                                                         -------------
         PAPER & FOREST PRODUCTS - 1.3%
         Georgia-Pacific Corp...................  91,100     3,368,878
                                                         -------------
         PHARMACEUTICALS - 3.2%
         AmerisourceBergen Corp.................  62,770     3,752,390
         IMS Health, Inc........................ 192,200     4,505,168
                                                         -------------
                                                             8,257,558
                                                         -------------
         RETAIL - SPECIALTY - 2.3%
         Family Dollar Stores, Inc..............  79,400     2,415,348
         Mattel, Inc............................ 196,100     3,578,825
                                                         -------------
                                                             5,994,173
                                                         -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
         ASML Holding N.V.*(a).................. 155,800     2,665,738
         Emulex Corp.*(a)....................... 170,800     2,444,148
                                                         -------------
                                                             5,109,886
                                                         -------------
         SOFTWARE - 3.0%
         Computer Associates International, Inc. 176,700     4,958,202
         Diebold, Inc...........................  54,600     2,886,702
                                                         -------------
                                                             7,844,904
                                                         -------------
         TEXTILES, APPAREL & LUXURY GOODS - 1.9%
         V.F. Corp..............................  99,100     4,826,170
                                                         -------------
         Total Common Stocks
         (Cost $219,367,831)                               241,389,870
                                                         -------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 14.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 1.30% to
       be repurchased at $17,429,629 on
       07/01/04 collateralized by $17,415,000
       FHLB 4.125% due 05/13/05 with a value
       of $17,782,352........................... $17,429,000 $  17,429,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  18,939,536    18,939,536
                                                             -------------
     Total Short-Term Investments
     (Cost $36,368,536)                                         36,368,536
                                                             -------------

     TOTAL INVESTMENTS - 107.2%
     (Cost $255,736,367)                                       277,758,406

     Other Assets and Liabilities (net) - (7.2%)               (18,743,833)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 259,014,573
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                           SHARES       (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 93.0%
         AEROSPACE & DEFENSE - 0.6%
         Engineered Support Systems, Inc.(a)      39,050 $    2,284,816
                                                         --------------
         AIRLINES - 0.5%
         AirTran Holdings, Inc.*(a).........     131,000      1,852,340
                                                         --------------
         AUTOMOBILES - 0.3%
         CarMax, Inc.*(a)...................      50,600      1,106,622
                                                         --------------
         BANKS - 3.2%
         East West Bancorp, Inc.(a).........      79,400      2,437,580
         Greater Bay Bancorp(a).............      49,300      1,424,770
         PrivateBancorp, Inc.(a)............      52,900      1,452,634
         Prosperity Bancshares, Inc.(a).....      51,900      1,263,765
         Silicon Valley Bancshares*(a)......      44,100      1,748,565
         Southwest Bancorp of Texas, Inc.(a)      37,200      1,641,264
         UCBH Holdings, Inc.(a).............      50,200      1,983,904
         W Holding Co., Inc.(a).............      58,800      1,009,596
                                                         --------------
                                                             12,962,078
                                                         --------------
         BIOTECHNOLOGY - 2.8%
         Affymetrix, Inc.*(a)...............      49,200      1,610,316
         Cytyc Corp.*.......................     113,300      2,874,421
         Digene Corp.*(a)...................      50,900      1,859,377
         Genencor Intl., Inc.*(a)...........      62,500      1,023,125
         Harvard Bioscience, Inc.*(a).......      78,800        353,024
         Inveresk Research Group, Inc.*(a)..      48,900      1,508,076
         VISX, Inc.*........................      88,200      2,356,704
                                                         --------------
                                                             11,585,043
                                                         --------------
         CHEMICALS - 0.3%
         Spartech Corp......................      49,300      1,278,842
                                                         --------------
         COMMERCIAL SERVICES & SUPPLIES - 10.4%
         Administaff, Inc.*(a)..............      55,100        914,660
         Advisory Board Co.*(a).............      49,600      1,765,760
         ASE Test, Ltd.*(a).................     151,900      1,119,503
         Charles River Associates, Inc.*(a).      43,500      1,346,325
         Corporate Executive Board Co.(b)...      55,200      3,190,008
         CoStar Group, Inc.*................      74,000      3,398,820
         Digital Insight Corp.*(a)..........      68,600      1,422,078
         Education Management Corp.*........      55,400      1,820,444
         eResearch Technology, Inc.*(a).....      71,374      1,998,458
         Euronet Worldwide, Inc.*(a)........     124,900      2,888,937
         Forrester Research, Inc.*(a).......      70,400      1,312,960
         Gen Probe, Inc.*...................      54,100      2,560,012
         Gevity HR, Inc.(a).................      58,800      1,539,972
         Global Payments, Inc.(a)...........      39,200      1,764,784
         ICON Plc (ADR)*....................      46,900      2,063,131
         iPayment Holdings, Inc.*...........      24,500      1,004,500
         Iron Mountain, Inc.*(a)............      36,800      1,775,968
         Laureate Education, Inc.*(a).......      46,900      1,793,456
         Pediatrix Medical Group, Inc.*.....      22,600      1,578,610
         ScanSource, Inc.*(a)...............      37,200      2,210,424

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       COMMERCIAL SERVICES & SUPPLIES - CONTINUED
       Stericycle, Inc.*(a)...................      47,600 $    2,462,824
       Tetra Technologies, Inc.*..............      98,000      1,599,360
       Wireless Facilities, Inc.*(a)..........      90,800        892,564
                                                           --------------
                                                               42,423,558
                                                           --------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 3.9%
       ADTRAN, Inc.(a)........................      39,200      1,308,104
       Aeroflex, Inc.*(a).....................     156,800      2,246,944
       C-COR.net Corp.*(a)....................      89,200        917,868
       CACI International, Inc. - Class A*....      25,100      1,015,044
       Intrado, Inc.*(a)......................      60,300        970,227
       Plantronics, Inc.*(a)..................      46,900      1,974,490
       Polycom, Inc.*.........................      63,700      1,427,517
       Powerwave Technologies, Inc.*(a).......     138,100      1,063,370
       SafeNet, Inc.*(a)(b)...................      83,400      2,308,512
       Sierra Wireless, Inc.*(a)..............      24,500        907,235
       UTStarcom, Inc.*(a)....................      37,500      1,134,375
       WJ Communications, Inc.*...............     216,800        767,472
                                                           --------------
                                                               16,041,158
                                                           --------------
       COMPUTERS & PERIPHERALS - 0.9%
       Intergraph Corp.*......................      58,800      1,520,568
       M-Systems Flash Disk Pioneers, Ltd.*(a)     107,800      1,607,298
       PalmOne, Inc.*(a)......................      20,000        695,400
                                                           --------------
                                                                3,823,266
                                                           --------------
       CONSTRUCTION MATERIALS - 1.1%
       Insight Enterprises, Inc.*(a)..........     104,100      1,848,816
       Toll Brothers, Inc.*(a)................      24,500      1,036,840
       Trex Co., Inc.*(a).....................      44,100      1,664,775
                                                           --------------
                                                                4,550,431
                                                           --------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 11.0%
       Actel Corp.*...........................      58,800      1,087,800
       Applied Films Corp.*(a)(b).............      93,300      2,707,566
       Avocent Corp.*(a)......................      53,700      1,972,938
       Cymer, Inc.*(a)........................      46,900      1,755,936
       Daktronics, Inc.*(a)...................      58,800      1,467,060
       FEI Co.*(a)............................      59,200      1,415,472
       FLIR Systems, Inc.*(a).................      52,000      2,854,800
       II-VI, Inc.*(a)........................      52,000      1,594,320
       Imax Corp.*(a).........................     197,300      1,093,042
       Integrated Circuit Systems, Inc.*......      69,200      1,879,472
       Intersil Corp. - Class A(a)............      41,776        904,868
       Keithley Instruments, Inc.(a)..........      82,400      1,825,160
       LeCroy Corp.*..........................      84,800      1,527,248
       Littelfuse, Inc.*(a)...................      41,200      1,747,292
       Mykrolis Corp.*(a).....................     139,000      2,421,380
       OmniVision Technologies, Inc.*(a)......      67,600      1,078,220
       PerkinElmer, Inc.......................      74,700      1,496,988
       Photon Dynamics, Inc.*(a)..............      63,700      2,233,959
       Pixelworks, Inc.*(a)...................     100,500      1,539,660

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
       Rogers Corp.*..........................      26,500 $    1,852,350
       Taser International, Inc.*(a)..........      20,000        866,600
       Tektronix, Inc.........................      53,700      1,826,874
       Trimble Navigation, Ltd.*(b)...........     121,500      3,376,485
       Tripath Technology, Inc.*(a)...........     197,300        641,225
       TTM Technologies, Inc.*(a).............     147,000      1,741,950
       Wilson Greatbatch Techologies, Inc.*(a)      35,700        997,815
       Zoran Corp.*(a)........................      67,700      1,242,295
                                                           --------------
                                                               45,148,775
                                                           --------------
       ENERGY EQUIPMENT & SERVICES - 0.6%
       FMC Technologies, Inc.*................      78,100      2,249,280
                                                           --------------
       FINANCIAL SERVICES - 2.4%
       Affiliated Managers Group, Inc.*(a)....      37,200      1,873,764
       eSPEED, Inc. - Class A*(a).............      73,500      1,297,275
       Investors Financial Services Corp.(a)..      28,600      1,246,388
       Jeffries Group, Inc....................      46,900      1,450,148
       Knight Trading Group, Inc.*(a).........     107,800      1,080,156
       Piper Jaffray Companies, Inc.*.........      29,400      1,329,762
       Strayer Education, Inc.(a).............      14,300      1,595,451
                                                           --------------
                                                                9,872,944
                                                           --------------
       FOOD & DRUG RETAILING - 0.2%
       Sunopta, Inc.*(a)......................     109,300        933,422
                                                           --------------
       FOOD PRODUCTS - 0.8%
       United Natural Foods, Inc.*............     117,600      3,399,816
                                                           --------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
       Advanced Neuromodulation Systems,
         Inc.*(a).............................      48,999      1,607,167
       American Medical Systems Holdings,
         Inc.*(a).............................      44,100      1,486,170
       Closure Medical Corp.*(a)..............      63,700      1,599,507
       Cyberonics, Inc.*(a)...................      39,900      1,331,064
       Integra LifeSciences Holdings*(a)......      49,000      1,728,230
       Martek Biosciences Corp.*(a)...........      31,200      1,752,504
       NuVasive, Inc.*........................      88,200        962,262
       OraSure Technologies, Inc.*(a).........     142,700      1,388,471
       Possis Medical, Inc.*(a)...............      39,200      1,338,680
       ResMed, Inc.*(a).......................      37,100      1,890,616
       STERIS Corp.*..........................      58,800      1,326,528
       Techne Corp.*(a).......................      42,300      1,837,935
       Varian, Inc.*..........................      59,200      2,495,280
       Wright Medical Group, Inc.*............      40,500      1,441,800
       Zoll Medical Corp.*(a).................      24,600        862,968
                                                           --------------
                                                               23,049,182
                                                           --------------
       HEALTH CARE PROVIDERS & SERVICES - 4.4%
       Accredo Health, Inc.*(b)...............      71,549      2,786,834
       American Healthways, Inc.*.............      32,200        857,164
       Amsurg Corp.*(a).......................      64,400      1,618,372
       DaVita, Inc.*..........................      44,550      1,373,476

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE PROVIDERS & SERVICES - CONTINUED
       LifePoint Hospitals, Inc.*............      65,100 $    2,423,022
       NBTY, Inc.*(a)........................      55,800      1,639,962
       Odyssey Healthcare, Inc.*(a)..........      68,623      1,291,485
       Select Medical Corp...................     102,900      1,380,918
       Triad Hospitals, Inc.*................      46,300      1,723,749
       VCA Antech, Inc.*(a)..................      59,900      2,684,718
                                                          --------------
                                                              17,779,700
                                                          --------------
       HOTELS, RESTAURANTS & LEISURE - 5.2%
       Buffalo Wild Wings, Inc.*(a)..........      38,000      1,050,700
       Kerzner International, Ltd.*..........      34,800      1,655,088
       Krispy Kreme Doughnuts, Inc.*(a)......      39,200        748,328
       Marvel Enterprises, Inc.*(a)..........      94,050      1,835,856
       P.F. Chang's China Bistro, Inc.*(a)(b)      46,900      1,929,935
       Panera Bread Co. - Class A*(a)........      59,300      2,127,684
       Penn National Gaming, Inc.*...........      58,800      1,952,160
       RARE Hospitality International, Inc.*.      83,250      2,072,925
       Shuffle Master, Inc.*(a)..............      62,700      2,276,637
       Sonic Corp.*(a).......................      73,500      1,672,125
       Station Casinos, Inc.(a)..............      52,100      2,521,640
       Steiner Leisure, Ltd.*................      58,800      1,293,600
                                                          --------------
                                                              21,136,678
                                                          --------------
       INSURANCE - 1.4%
       Assured Guaranty Ltd.*................      58,800        996,660
       Direct General Corp.(a)...............      29,400        948,444
       HCC Insurance Holdings, Inc.(a).......      46,300      1,546,883
       Navigators Group, Inc.*(a)............      36,400      1,051,596
       ProAssurance Corp.*(a)................      34,400      1,173,384
                                                          --------------
                                                               5,716,967
                                                          --------------
       INTERNET & CATALOG RETAIL - 0.5%
       Coldwater Creek, Inc.*................      30,400        804,688
       Netflix, Inc.*(a).....................      39,200      1,409,240
                                                          --------------
                                                               2,213,928
                                                          --------------
       INTERNET SOFTWARE & SERVICES - 2.1%
       Ask Jeeves, Inc.*(a)..................      35,300      1,377,759
       CNET Networks, Inc.*(a)...............     138,100      1,528,767
       Digitas, Inc.*(a).....................     176,400      1,945,692
       Internet Security Systems, Inc.*(a)...      67,600      1,036,984
       SINA Corp.*(a)........................      41,200      1,359,188
       United Online, Inc.*(a)...............      78,400      1,380,624
                                                          --------------
                                                               8,629,014
                                                          --------------
       MACHINERY - 0.3%
       Cognex Corp.(a).......................      29,400      1,131,312
                                                          --------------
       MEDIA - 3.3%
       Cox Radio, Inc. - Class A*(a).........      46,900        815,122
       Cumulus Media, Inc. - Class A*(a).....      88,500      1,487,685
       Entravision Communications Corp.*.....     110,600        849,408
       Getty Images, Inc.*...................      49,000      2,940,000
       Lions Gate Entertainment Corp.*(a)....     280,000      1,954,400

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------------
      SECURITY                                                     VALUE
      DESCRIPTION                                 SHARES          (NOTE 2)
      -------------------------------------------------------------------------

      MEDIA - CONTINUED
      Macrovision Corp.*.......................      79,900    $    1,999,897
      Pixar, Inc.*(a)..........................      17,400         1,209,474
      Radio One, Inc. - Class A*(a)............      53,100           855,441
      Radio One, Inc. - Class D*(a)............      93,100         1,490,531
                                                               --------------
                                                                   13,601,958
                                                               --------------
      METALS & MINING - 0.4%
      Gibraltar Steel Corp.(a).................      49,300         1,618,026
                                                               --------------
      MUTUAL FUNDS - 0.4%
      iShares Nasdaq Biotechnology
        Index Fund.............................      21,200         1,592,120
                                                               --------------
      OIL & GAS - 6.2%
      Cal Dive International, Inc.*............      98,000         2,971,360
      Core Laboratories N.V.*..................      53,300         1,225,900
      Grey Wolf, Inc.*(a)......................     300,500         1,274,120
      GulfMark Offshore, Inc.*(a)..............      71,100         1,121,958
      Harvest Natural Resources, Inc.*.........     107,800         1,607,298
      Key Energy Services, Inc.*(a)............     124,900         1,179,056
      National-Oilwell, Inc.*(a)...............      53,900         1,697,311
      Patterson-UTI Energy, Inc.*(a)...........      46,100         1,540,201
      Pride International, Inc.*(a)............      75,800         1,296,938
      Quicksilver Resources, Inc.*(a)..........      39,200         2,629,144
      Spinnaker Exploration Co.*...............      58,800         2,315,544
      TETRA Technologies, Inc.*................      47,850         1,284,772
      Ultra Petroleum Corp.*(a)................      60,400         2,254,732
      Universal Compression Holdings, Inc.*....      49,600         1,521,728
      Varco International, Inc.*...............      67,700         1,481,953
                                                               --------------
                                                                   25,402,015
                                                               --------------
      PHARMACEUTICALS - 3.7%
      American Pharmaceutical Partners,
        Inc.*(a)...............................      39,200         1,190,896
      Angiotech Pharmaceuticals, Inc.*.........      64,700         1,303,705
      Cephalon, Inc.*(a).......................      15,200           820,800
      Charles River Laboratories International,
        Inc.*(a)...............................       7,700           376,299
      Connetics Corp.*(a)......................      48,100           971,620
      Corcept Therapeutics, Inc.*(a)...........      76,800           592,896
      Covance, Inc.*...........................      46,100         1,778,538
      Invitrogen Corp.*(a).....................      29,900         2,152,501
      Medicis Pharmaceutical Corp. - Class A...      59,800         2,389,010
      Salix Pharmaceuticals Ltd.*(a)...........      60,800         2,003,360
      Taro Pharmaceutical Industries, Ltd.
        (Israel) - Class A*(a).................      35,500         1,544,250
                                                               --------------
                                                                   15,123,875
                                                               --------------
      RETAIL - SPECIALTY - 5.8%
      Aeropostale, Inc.*.......................      70,600         1,899,846
      Chico's FAS, Inc.*(a)....................      41,998         1,896,630
      Fred's, Inc. - Class A(a)................      73,550         1,624,720
      GameStop Corp. - Class A*(a).............      98,000         1,491,560

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                 SHARES       (NOTE 2)
      --------------------------------------------------------------------

      RETAIL - SPECIALTY - CONTINUED
      Hot Topic, Inc.*(a)......................      65,325 $    1,338,509
      Jos. A. Bank Clothiers, Inc.*(a).........      49,000      1,538,110
      MSC Industrial Direct Co., Inc. - Class A      88,200      2,896,488
      Pacific Sunwear of California, Inc.*(b)..      68,625      1,342,991
      Quiksilver, Inc.*........................      88,200      2,100,042
      Select Comfort Corp.*(a).................      64,500      1,831,800
      Tractor Supply Co.*......................      57,700      2,413,014
      Urban Outfitters, Inc.*(a)...............      56,800      3,459,688
                                                            --------------
                                                                23,833,398
                                                            --------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.7%
      02Micro International, Ltd.*(a)..........      98,000      1,668,940
      AMIS Holdings, Inc.*(a)..................      68,600      1,160,712
      Artisan Components, Inc.*(a).............      39,200      1,011,360
      Asyst Technologies, Inc.*(a).............     102,900      1,063,986
      ChipPAC, Inc. - Class A*(a)..............     263,200      1,650,264
      Entegris, Inc.*(a).......................     120,600      1,395,342
      Exar Corp.*(a)...........................      72,900      1,068,714
      FormFactor, Inc.*(a).....................      73,500      1,650,075
      Genesis Microchip, Inc.*(a)..............      59,500        819,315
      Microsemi Corp.*.........................     102,900      1,462,209
      NVIDIA Corp.*............................      49,000      1,004,500
      Power Integrations, Inc.*(a).............      45,200      1,125,480
      Semtech Corp.*...........................      83,300      1,960,882
      Skyworks Solutions, Inc.*(a).............     156,800      1,368,864
      Varian Semiconductor Equipment
        Associates, Inc.*......................      51,800      1,997,408
      Veeco Instruments, Inc.*(a)..............      41,600      1,073,696
      Xicor, Inc.*.............................     117,600      1,779,288
                                                            --------------
                                                                23,261,035
                                                            --------------
      SOFTWARE - 7.8%
      Activision, Inc.*(a).....................     136,600      2,171,940
      Alliance Data Systems Corp.*.............      49,900      2,108,275
      Anteon International Corp.*(a)...........      53,900      1,758,218
      Autodesk, Inc............................      49,300      2,110,533
      Avid Technology, Inc.*...................      43,100      2,351,967
      Cerner Corp.*(a).........................      22,000        980,760
      Cognizant Technology Solutions Corp. -
        Class A*(a)............................      58,800      1,494,108
      Cognos, Inc.*(a).........................      45,500      1,645,280
      Interwoven, Inc.*(a).....................      80,350        811,535
      Macromedia, Inc.*(a)(b)..................     104,100      2,555,655
      Magma Design Automation, Inc.*(a)........      58,800      1,130,724
      Micromuse, Inc.*(a)......................     170,800      1,142,652
      National Instruments Corp.(a)............      61,500      1,884,975
      Netegrity, Inc.*(a)......................     135,700      1,148,022
      Network Associates, Inc.*................      68,577      1,243,301
      Novell, Inc.*............................      98,000        822,220
      Red Hat, Inc.*(a)........................     139,200      3,197,424
      Take - Two Interactive Software, Inc.*(a)      39,200      1,201,088

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                      SHARE/PAR       VALUE
    DESCRIPTION                                    AMOUNTS       (NOTE 2)
    ------------------------------------------------------------------------

    SOFTWARE - CONTINUED
    Websense, Inc.*.............................       54,100 $   2,014,143
                                                              -------------
                                                                 31,772,820
                                                              -------------
    TEXTILES, APPAREL & LUXURY GOODS - 0.8%
    Bebe stores, Inc.*(a).......................       71,049     1,420,980
    Fossil, Inc.*(a)............................       67,875     1,849,594
                                                              -------------
                                                                  3,270,574
                                                              -------------
    TRANSPORTATION - 0.4%
    UTI Worldwide, Inc.(a)......................       29,400     1,549,086
                                                              -------------
    Total Common Stocks
    (Cost $329,380,783)                                         380,194,079
                                                              -------------

    SHORT-TERM INVESTMENTS - 31.6%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 1.30% to
      be repurchased at $28,728,037 on
      07/01/04 collateralized by $29,575,000
      FNMA 2.625% due 01/19/07 with a
      value of $29,305,424...................... $ 28,727,000    28,727,000
    State Street Navigator Securities Lending
      Prime Portfolio(c)........................   99,753,495    99,753,495
    United States Treasury Bill,
      0.010%, due 9/16/04....................... $    500,000       498,674
                                                              -------------
    Total Short-Term Investments
    (Cost $128,978,899)                                         128,979,169
                                                              -------------

    TOTAL INVESTMENTS - 124.6%
    (Cost $458,359,682)                                         509,173,248

    Other Assets and Liabilities (net) - (24.6%)               (100,487,316)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 408,685,932
                                                              =============

                                                 STRIKE NUMBER OF  VALUE
     CALL OPTIONS                     EXPIRATION PRICE  CONTRACTS (NOTE 2)
     ----------------------------------------------------------------------
     Taser International, Inc.         07/17/04  $45.00   (100)   $(28,500)
     Urban Outfitters, Inc.            07/17/04   55.00    (28)    (15,680)
     Urban Outfitters, Inc.            07/17/04   65.00    (28)     (1,400)
                                                                  --------
     (Written Option Premium $30,282)                             $(45,580)
                                                                  ========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 95.80%
        AEROSPACE & DEFENSE - 1.0%
        Rockwell Collins, Inc....................  37,640 $   1,254,165
                                                          -------------
        BIOTECHNOLOGY - 0.9%
        MedImmune, Inc.*.........................  46,140     1,079,676
                                                          -------------
        CHEMICALS - 4.0%
        Agrium, Inc.............................. 131,120     1,907,796
        Monsanto Co..............................  52,630     2,026,255
        Rohm & Haas Co...........................  22,540       937,213
                                                          -------------
                                                              4,871,264
                                                          -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 1.0%
        Tellabs, Inc.*........................... 137,510     1,201,837
                                                          -------------
        COMPUTER HARDWARE - 3.9%
        CDW Corp.................................  17,480     1,114,525
        Hutchinson Technology, Inc.*.............  34,090       838,273
        Storage Technology Corp.*................  50,310     1,458,990
        Xerox Corp.*.............................  43,680       633,360
        Zebra Technologies Corp. - Class A*......   7,650       665,550
                                                          -------------
                                                              4,710,698
                                                          -------------
        CONSUMER DURABLES - 1.7%
        Ethan Allen Interiors, Inc...............  31,360     1,126,137
        Stanley Works............................  21,060       959,915
                                                          -------------
                                                              2,086,052
                                                          -------------
        DIVERSIFIED ENERGY - 3.2%
        Western Gas Resources, Inc...............  45,760     1,486,285
        Williams Companies, Inc. (The)........... 198,940     2,367,386
                                                          -------------
                                                              3,853,671
                                                          -------------
        DRUGS & HEALTH CARE - 2.5%
        AmerisourceBergen Corp...................  13,900       830,942
        Charles River Laboratories International,
          Inc.*..................................  25,740     1,257,914
        Covance, Inc.*...........................  25,990     1,002,694
                                                          -------------
                                                              3,091,550
                                                          -------------
        ELECTRIC UTILITIES - 7.9%
        Energy East Corp.........................  23,300       565,025
        Entergy Corp.............................  21,510     1,204,775
        FirstEnergy Corp.........................  47,950     1,793,809
        PG&E Corp.*..............................  28,230       788,746
        Pinnacle West Capital Corp...............  16,130       651,491
        PPL Corp.................................  71,290     3,272,211
        Puget Energy, Inc........................  21,510       471,284
        Wisconsin Energy Corp....................  24,650       803,837
                                                          -------------
                                                              9,551,178
                                                          -------------
        ENERGY RESOURCES - 2.9%
        EOG Resources, Inc.......................  15,120       902,815
        Patina Oil & Gas Corp....................  52,800     1,577,136
        XTO Energy, Inc..........................  35,160     1,047,417
                                                          -------------
                                                              3,527,368
                                                          -------------

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          ------------------------------------------------------------

          ENVIRONMENTAL SERVICES - 0.7%
          Republic Services, Inc................. 30,240 $     875,146
                                                         -------------
          FINANCIAL SERVICES - 0.9%
          Bear Stearns Cos., Inc................. 13,430     1,132,283
                                                         -------------
          FOOD & BEVERAGE - 1.2%
          Archer-Daniels-Midland Co.............. 52,880       887,326
          Pepsi Bottling Group, Inc.............. 20,170       615,992
                                                         -------------
                                                             1,503,318
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 2.0%
          Aetna, Inc............................. 13,610     1,156,850
          Health Net, Inc.*...................... 48,390     1,282,335
                                                         -------------
                                                             2,439,185
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 2.6%
          Harrah's Entertainment, Inc............ 20,510     1,109,591
          Hilton Hotels Corp..................... 50,190       936,545
          Yum! Brands, Inc.*..................... 28,230     1,050,721
                                                         -------------
                                                             3,096,857
                                                         -------------
          HOUSEHOLD DURABLES - 1.9%
          Lennar Corp. - Class A................. 50,620     2,263,726
                                                         -------------
          HOUSEHOLD PRODUCTS - 2.0%
          Clorox Company (The)................... 25,920     1,393,977
          Estee Lauder Cos., Inc. - Class A...... 20,610     1,005,356
                                                         -------------
                                                             2,399,333
                                                         -------------
          INFORMATION SERVICES - 0.7%
          Anteon International Corp.*............ 26,460       863,125
                                                         -------------
          INTERNET SOFTWARE & SERVICES - 0.5%
          Getty Images, Inc.*.................... 10,750       645,000
                                                         -------------
          LEISURE EQUIPMENT & PRODUCTS - 0.5%
          Callaway Golf Co....................... 58,240       660,442
                                                         -------------
          LIFE INSURANCE - 1.0%
          Torchmark Corp......................... 21,960     1,181,448
                                                         -------------
          MEDIA - 3.0%
          Emmis Communications Corp. - Class A*.. 68,780     1,443,005
          Lamar Advertising Co. - Class A*....... 49,280     2,136,288
                                                         -------------
                                                             3,579,293
                                                         -------------
          METALS & MINING - 1.1%
          Nucor Corp............................. 17,030     1,307,223
                                                         -------------
          MOTOR VEHICLE - 1.8%
          American Axle & Manufacturing Holdings,
            Inc.................................. 25,890       941,360
          Lear Corp.............................. 20,610     1,215,784
                                                         -------------
                                                             2,157,144
                                                         -------------
          OIL REFINING - 1.0%
          Sunoco, Inc............................ 19,280     1,226,594
                                                         -------------
          OIL SERVICES - 1.4%
          Patterson-UTI Energy, Inc.............. 52,010     1,737,654
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                                SHARES   (NOTE 2)
        ---------------------------------------------------------------

        PAPER & PACKAGING - 1.5%
        Packaging Corp. of America................ 47,060 $   1,124,734
        Sealed Air Corp.*......................... 13,900       740,453
                                                          -------------
                                                              1,865,187
                                                          -------------
        PARTS & EQUIPMENT - 5.5%
        American Standard Cos., Inc.*............. 45,200     1,822,012
        Cummins, Inc.............................. 40,330     2,520,625
        Eaton Corp................................ 35,850     2,320,929
                                                          -------------
                                                              6,663,566
                                                          -------------
        PROPERTY INSURANCE - 6.3%
        Ambac Financial Group, Inc................ 21,150     1,553,256
        PartnerRe, Ltd............................ 40,770     2,312,882
        RenaissanceRe Holdings, Ltd............... 33,600     1,812,720
        Willis Group Holdings, Ltd................ 54,220     2,030,539
                                                          -------------
                                                              7,709,397
                                                          -------------
        PUBLISHING - 0.9%
        Belo Corp. - Class A...................... 40,410     1,085,009
                                                          -------------
        REAL ESTATE - 6.5%
        Avalonbay Communities, Inc. (REIT)........ 21,060     1,190,311
        Developers Diversified Realty Corp. (REIT) 31,360     1,109,203
        istar Financial, Inc. (REIT).............. 60,040     2,401,600
        Liberty Property Trust (REIT)............. 26,890     1,081,247
        Plum Creek Timber Co., Inc. (REIT)........ 36,290     1,182,328
        Prentiss Properties Trust (REIT).......... 26,440       886,269
                                                          -------------
                                                              7,850,958
                                                          -------------
        REGIONALS - 8.0%
        Banknorth Group, Inc...................... 53,770     1,746,450
        City National Corp........................ 17,710     1,163,547
        FirstMerit Corp........................... 50,680     1,336,432
        Keycorp................................... 19,280       576,279
        M&T Bank Corp............................. 23,440     2,046,312
        North Fork Bancorporation, Inc............ 32,710     1,244,615
        SouthTrust Corp........................... 41,140     1,596,643
                                                          -------------
                                                              9,710,278
                                                          -------------
        RETAIL - MULTILINE - 2.7%
        Federated Department Stores, Inc.......... 35,400     1,738,140
        J.C. Penney Co., Inc...................... 41,670     1,573,459
                                                          -------------
                                                              3,311,599
                                                          -------------
        RETAIL - SPECIALTY - 3.1%
        Abercrombie & Fitch Co. - Class A......... 74,840     2,900,050
        Ross Stores, Inc.......................... 32,740       876,123
                                                          -------------
                                                              3,776,173
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
        Integrated Circuit Systems, Inc.*......... 28,680       778,949
        Power Integrations, Inc.*................. 17,920       446,208
                                                          -------------
                                                              1,225,157
                                                          -------------

         -------------------------------------------------------------
         SECURITY                             SHARES/PAR    VALUE
         DESCRIPTION                            AMOUNT     (NOTE 2)
         -------------------------------------------------------------

         SOFTWARE - 2.2%
         Activision, Inc.*...................   86,560   $   1,376,304
         NetIQ Corp.*........................   54,710         722,172
         PeopleSoft, Inc.*...................   31,990         591,815
                                                         -------------
                                                             2,690,291
                                                         -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
         CenturyTel, Inc.....................   38,980       1,170,959
                                                         -------------
         TOBACCO - 0.7%
         R.J. Reynolds Tobacco Holdings, Inc.   12,990         877,994
                                                         -------------
         TRANSPORTATION - 2.1%
         Landstar System, Inc.*..............   12,280         649,244
         Teekay Shipping Corp................   27,780       1,038,416
         Yellow Roadway Corp.*...............   21,970         875,724
                                                         -------------
                                                             2,563,384
                                                         -------------
         SPECIALTY FINANCIALS - 3.0%
         American Capital Strategies, Ltd....   43,120       1,208,223
         CIT Group, Inc......................   64,070       2,453,240
                                                         -------------
                                                             3,661,463
                                                         -------------
         Total Common Stocks
         (Cost $108,108,552)                               116,456,645
                                                         -------------


       SHORT-TERM INVESTMENTS - 3.5%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/04 at 0.100%
         to be repurchased at $4,196,012 on
         07/01/04 collaterized by $4,265,000
         FHLMC 2.375% due 01/23/06 with a
         value of $4,280,994 (Cost
         $4,196,000)............................ $4,196,000    4,196,000
                                                            ------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $112,304,552)                                   120,652,645

       Other Assets and Liabilities (net) - 0.7%                 836,636
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $121,489,281
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 96.7%
       AUSTRALIA - 4.1%
       Australia & New Zealand Banking Group,
         Ltd. Npv............................    1,057,000 $   13,430,694
       John Fairfax Holdings, Ltd.(a)........    4,359,000     11,301,679
                                                           --------------
                                                               24,732,373
                                                           --------------
       CANADA - 0.7%
       Molson, Inc. - A Shares(a)............      156,000      3,954,110
                                                           --------------
       FINLAND - 1.4%
       Metso Corp.(a)........................      645,300      8,174,812
                                                           --------------
       FRANCE - 13.3%
       Aventis S.A.(a).......................      147,400     11,140,945
       BNP Paribas S.A.(a)...................      135,300      8,331,088
       Compagnie Generale des Establissements
         Michelin(a).........................      193,400     10,707,131
       Neopost S.A.(a).......................      196,500     11,627,941
       Pernod-Ricard S.A.(a).................       58,000      7,425,291
       Publicis Groupe(a)....................      480,700     14,246,199
       Total SA(a)...........................       11,000      2,099,638
       Vivendi Universal S.A.(a)*............      503,600     13,986,316
                                                           --------------
                                                               79,564,549
                                                           --------------
       GERMANY - 7.2%
       Bayerische Motoren Werke
         (BMW) AG(a).........................      415,700     18,416,457
       Deutsche Boerse AG(a).................      257,400     13,096,516
       Henkel KGaA(a)........................      150,400     11,734,099
                                                           --------------
                                                               43,247,072
                                                           --------------
       HONG KONG - 0.7%
       Giordano International, Ltd...........    6,384,000      4,031,078
                                                           --------------
       IRELAND - 3.3%
       Bank of Ireland.......................    1,495,000     19,958,804
                                                           --------------
       ISRAEL - 0.9%
       Orbotech, Ltd.(a)*....................      265,000      5,392,750
                                                           --------------
       ITALY - 5.9%
       Banco Popolare di Verona e Novara Scrl      672,500     11,566,707
       Bulgari S.p.A.(a).....................      911,000      9,221,513
       Sanpaolo IMI S.p.A.(a)................      325,000      3,919,235
       UniCredito Italiano S.p.A.(a).........    2,213,000     10,944,356
                                                           --------------
                                                               35,651,811
                                                           --------------
       JAPAN - 7.4%
       Daiwa Securities Group, Inc...........      764,000      5,477,855
       Meitec Corp...........................      303,500     11,990,672
       OLYMPUS Corp.(a)......................      508,000      9,570,442
       Takeda Chemical Industries, Ltd.......      400,100     17,526,901
                                                           --------------
                                                               44,565,870
                                                           --------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       MEXICO - 3.2%
       Fomento Economico Mexicano, S.A. de
         C.V. (ADR)(a)......................      146,700 $    6,724,728
       Grupo Televisa, S.A. (ADR)(a)........      281,000     12,720,870
                                                          --------------
                                                              19,445,598
                                                          --------------
       NETHERLANDS - 7.1%
       Akzo Nobel N.V.(a)...................      448,000     16,496,770
       Euronext N.V.(a).....................      669,600     18,678,143
       Heineken Holding NV - Series A*......      188,300      5,523,185
       Heineken NV*.........................       64,375      2,117,993
                                                          --------------
                                                              42,816,091
                                                          --------------
       SINGAPORE - 1.6%
       United Overseas Bank, Ltd............    1,260,400      9,811,979
                                                          --------------
       SOUTH KOREA - 3.2%
       Lotte Chilsung Beverage Co., Ltd.....       11,510      6,673,907
       SK Telecom Co., Ltd..................       75,270     12,376,720
                                                          --------------
                                                              19,050,627
                                                          --------------
       SWITZERLAND - 13.7%
       Credit Suisse Group..................      100,600      3,575,925
       Givaudan S.A.........................       27,920     16,169,023
       Lonza Group AG.......................      311,700     15,797,879
       Nestle S.A...........................       64,200     17,128,205
       Novartis AG..........................      369,800     16,320,353
       Swatch Group AG(a)...................      176,500      4,708,922
       Syngenta AG..........................       99,400      8,336,928
                                                          --------------
                                                              82,037,235
                                                          --------------
       UNITED KINGDOM - 23.0%
       Aegis Group Plc......................    6,107,500      9,937,385
       Associated British Ports Holdings Plc    1,614,800     11,834,310
       BP Plc...............................      774,000      6,833,514
       Cadbury Schweppes Plc................    2,076,000     17,905,247
       Diageo Plc...........................    1,598,900     21,551,447
       GlaxoSmithKline Plc..................    1,143,700     23,139,314
       J Sainsbury Plc(a)...................    1,510,300      7,796,526
       Lloyds TSB Group Plc.................      383,000      2,997,818
       Michael Page International Plc.......    2,095,000      6,798,471
       Reed International Plc...............    1,815,000     17,636,629
       Signet Group Plc.....................    5,633,000     11,692,824
                                                          --------------
                                                             138,123,485
                                                          --------------
       Total Common Stocks
       (Cost $510,785,544)                                   580,558,244
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

   --------------------------------------------------------------------------
   SECURITY                                      SHARES/PAR       VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   --------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 23.4%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     06/30/04 at 0.15% to be repurchased
     at $22,857,095 on 07/01/04
     collateralized by $23,185,000 FNMA
     1.875% due 02/15/05 with a value of
     $23,315,416............................... $  22,857,000 $   22,857,000
   State Street Navigator Securities Lending
     Prime Portfolio(b)........................   117,663,480    117,663,480
                                                              --------------

   TOTAL INVESTMENTS - 120.1%
   (Cost $651,306,024)                                           721,078,724

   Other Assets and Liabilities (net) - (20.1%)                 (120,432,644)
                                                              --------------

   TOTAL NET ASSETS - 100.0%                                  $  600,646,080
                                                              ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION 6/30/2004

                                            VALUE   PERCENT OF NET
             INDUSTRY                       (000)       ASSETS
             -----------------------------------------------------
             Apparel & Textiles            $  9,221       1.5%
             Automotive                      29,123       4.8%
             Banks                           71,106      11.9%
             Beverages, Food, & Tobacco      65,497      10.9%
             Biotechnology                   15,798       2.6%
             Business Services                6,798       1.1%
             Chemicals                       41,003       6.8%
             Communications                  60,583      10.1%
             Electronics                     14,963       2.5%
             Financial Services              50,683       8.4%
             Food & Drug Retailing           31,304       5.2%
             Household Products              11,734       2.0%
             Industrial Machinery             8,175       1.4%
             Media                           31,623       5.3%
             Office Furnishings & Supplies   11,628       1.9%
             Oil & Gas                        8,933       1.5%
             Pharmaceuticals                 68,128      11.4%
             Retailers                       20,433       3.4%
             Software                        11,991       2.0%
             Transportation                  11,834       2.0%
                                           --------      ----
                                           $580,558      96.7%
                                           ========      ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 96.7%
         AIR FREIGHT & LOGISTICS - 2.9%
         C.H. Robinson Worldwide, Inc.(a).......  76,670 $   3,514,553
         FedEx Corp.............................  61,180     4,997,794
         United Parcel Service, Inc. - Class B..  80,180     6,027,131
                                                         -------------
                                                            14,539,478
                                                         -------------
         AUTO COMPONENTS - 1.5%
         Advance Auto Parts, Inc.*.............. 176,060     7,778,331
                                                         -------------
         BANKS - 2.9%
         Mitsubishi Tokyo Financial Group, Inc..     583     5,385,066
         Northern Trust Corp....................  85,030     3,595,068
         UCBH Holdings, Inc.(a)................. 145,395     5,746,010
                                                         -------------
                                                            14,726,144
                                                         -------------
         BIOTECHNOLOGY - 1.0%
         Invitrogen Corp.*......................  73,385     5,282,986
                                                         -------------
         BUILDING PRODUCTS - 0.9%
         American Standard Companies, Inc.*..... 109,680     4,421,201
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 4.4%
         Canon, Inc.............................  74,000     3,891,353
         Iron Mountain, Inc.*(a)................  98,040     4,731,411
         Manpower, Inc..........................  23,290     1,182,433
         Paychex, Inc........................... 136,055     4,609,543
         ServiceMaster Co.(a)................... 290,130     3,574,402
         Vedior NV*............................. 287,416     4,194,213
                                                         -------------
                                                            22,183,355
                                                         -------------
         COMMUNICATIONS EQUIPMENT - 1.3%
         Corning, Inc.*......................... 494,290     6,455,427
                                                         -------------
         CONTAINERS & PACKAGING - 1.5%
         Ball Corp.............................. 103,015     7,422,231
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 1.9%
         Kennametal, Inc........................  59,040     2,704,032
         Reliant Energy, Inc.*.................. 632,745     6,852,628
                                                         -------------
                                                             9,556,660
                                                         -------------
         FINANCIALS - DIVERSIFIED - 4.9%
         Chicago Mercantile Exchange............  19,370     2,796,447
         Citigroup, Inc......................... 147,410     6,854,565
         J.P. Morgan Chase & Co................. 132,180     5,124,619
         Providian Financial Corp.*............. 304,575     4,468,115
         SLM Corp............................... 129,410     5,234,634
                                                         -------------
                                                            24,478,380
                                                         -------------
         FOOD & DRUG RETAILING - 1.2%
         Whole Foods Market, Inc.(a)............  63,460     6,057,257
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
         Guidant Corp...........................  94,910     5,303,571
         Medtronic, Inc......................... 138,205     6,733,347
         Varian Medical Systems, Inc.*..........  81,100     6,435,285
         Zimmer Holdings, Inc.*.................  76,050     6,707,610
                                                         -------------
                                                            25,179,813
                                                         -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 3.7%
         Neurocrine Biosciences, Inc.*(a)....... 152,675 $   7,916,199
         UnitedHealth Group, Inc................ 171,630    10,683,967
                                                         -------------
                                                            18,600,166
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 3.7%
         Four Seasons Hotels, Inc.(a)........... 118,425     7,130,369
         Royal Caribbean Cruises, Ltd.(a)....... 112,260     4,873,207
         Starwood Hotels & Resorts Worldwide,
           Inc. - Class B....................... 147,255     6,604,387
                                                         -------------
                                                            18,607,963
                                                         -------------
         HOUSEHOLD DURABLES - 2.5%
         Harman International Industries, Inc...  68,755     6,256,705
         Lennar Corp. - Class A................. 138,670     6,201,322
                                                         -------------
                                                            12,458,027
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.0%
         Procter & Gamble Co....................  94,470     5,142,947
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 2.6%
         3M Co..................................  72,850     6,557,228
         Tyco International, Ltd................ 193,350     6,407,619
                                                         -------------
                                                            12,964,847
                                                         -------------
         INTERNET & CATALOG RETAIL - 2.4%
         Amazon.com, Inc.*...................... 123,540     6,720,576
         eBay, Inc.*............................  60,000     5,517,000
                                                         -------------
                                                            12,237,576
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 4.4%
         Yahoo!, Inc.*.......................... 609,360    22,138,049
                                                         -------------
         MEDIA - 3.3%
         British Sky Broadcasting Group Plc..... 302,789     3,414,323
         Clear Channel Communications, Inc......  90,385     3,339,726
         Time Warner, Inc.*..................... 550,755     9,682,273
                                                         -------------
                                                            16,436,322
                                                         -------------
         OIL & GAS - 4.4%
         BJ Services Co.*.......................  81,265     3,725,188
         BP Plc (ADR)...........................  67,950     3,640,082
         GlobalSantaFe Corp..................... 192,615     5,104,297
         Total Fina Elf S.A. (ADR).............. 102,650     9,862,612
                                                         -------------
                                                            22,332,179
                                                         -------------
         PERSONAL PRODUCTS - 0.5%
         Avon Products, Inc.....................  50,000     2,307,000
                                                         -------------
         PHARMACEUTICALS - 12.2%
         Alcon, Inc............................. 109,705     8,628,298
         Amgen, Inc.*........................... 120,850     6,594,784
         Celgene Corp.*(a)...................... 104,595     5,989,110
         Elan Corp. Plc (ADR)*(a)............... 132,240     3,271,617
         Eli Lilly & Co.........................  65,725     4,594,835
         Forest Laboratories, Inc.*.............  59,635     3,377,130
         Genentech, Inc.*....................... 109,395     6,147,999
         MGI Pharma, Inc.*(a)................... 208,720     5,637,527

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        PHARMACEUTICALS - CONTINUED
        Pharmion Corp.*...........................  17,305 $     846,561
        Roche Holding AG..........................  91,246     9,037,866
        Sanofi-Synthelabo S.A.....................  51,470     3,266,440
        Teva Pharmaceutical Industries, Ltd. (ADR)  63,703     4,286,575
                                                           -------------
                                                              61,678,742
                                                           -------------
        RETAIL - MULTILINE - 0.8%
        LVMH Moet Hennessy Louis Vuitton S.A......  56,557     4,095,633
                                                           -------------
        RETAIL - SPECIALTY - 7.2%
        Bed Bath & Beyond, Inc.*.................. 186,205     7,159,582
        Best Buy Co., Inc......................... 114,370     5,803,134
        Lowe's Companies, Inc..................... 104,000     5,465,200
        The Gap, Inc.............................. 513,485    12,452,012
        Tiffany & Co.............................. 153,685     5,663,292
                                                           -------------
                                                              36,543,220
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.9%
        Advanced Micro Devices, Inc.*(a).......... 310,625     4,938,937
        Intel Corp................................ 222,000     6,127,200
        Maxim Integrated Products, Inc............ 293,435    15,381,863
        Texas Instruments, Inc.................... 348,595     8,429,027
                                                           -------------
                                                              34,877,027
                                                           -------------
        SOFTWARE - 7.2%
        Check Point Software Technologies, Ltd.*.. 172,655     4,659,958
        Electronic Arts, Inc.*.................... 148,270     8,088,129
        Mercury Interactive Corp.*................ 129,455     6,450,743
        Microsoft Corp............................ 367,645    10,499,941
        SAP AG....................................  40,198     6,671,993
                                                           -------------
                                                              36,370,764
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.3%
        Cisco Systems, Inc.*...................... 658,930    15,616,641
        Motorola, Inc............................. 318,975     5,821,294
                                                           -------------
                                                              21,437,935
                                                           -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        Amdocs, Ltd.*.............................  21,775       510,188
        Nextel Partners, Inc. - Class A*(a).......  23,795       378,817
                                                           -------------
                                                                 889,005
                                                           -------------
        Total Common Stocks
        (Cost $437,084,246)                                  487,198,665
                                                           -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 12.2%
     U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 4.0%
     Federal Home Loan Bank, 1.200%,
       due 07/01/04............................. $20,400,000 $ 20,400,000
                                                             ------------
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  41,375,108   41,375,108
                                                             ------------
     Total Short-Term Investments
     (Cost $61,775,108)                                        61,775,108
                                                             ------------

     TOTAL INVESTMENTS - 108.9%
     (Cost $498,859,354)                                      548,973,773

     Other Assets and Liabilities (net) - (8.9%)              (45,053,151)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $503,920,622
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES - 88.5%
     AEROSPACE & DEFENSE - 0.3%
     General Dynamics Corp. 2.125%, due
       05/15/06................................ $    325,000 $     319,828
     Lockheed Martin Corp. 8.500%, due
       12/01/29................................      100,000       125,807
                                                             -------------
                                                                   445,635
                                                             -------------
     ASSET-BACKED SECURITIES - 10.6%
     American Express Credit Account Master,
       Class A 1.690%, due 01/15/09(d).........      715,000       696,803
     AmeriCredit Automobile Receivables Trust,
       Class A
       2.750%, due 10/09/07(d).................      285,000       285,277
      3.480%, due 05/06/10(d)..................      450,000       450,319
     Capital Auto Receivables Asset Trust
       1.960%, due 01/15/09(d).................      545,000       527,443
     Capital One Auto Financial Trust 3.180%,
       due 09/15/10(d).........................      220,000       216,638
     Capital One Master Trust 4.600%, due
       08/17/09(d).............................      820,000       843,450
     Capital One Multi-Asset Execution Trust
       3.650%, due 07/15/11(d).................    1,000,000       979,603
     Capital One Multi-Asset Execution Trust, -
       Class A1 1.628%, due 01/15/09(d)^.......    1,450,000     1,457,548
     Citibank Credit Card Issuance Trust
       2.550%, due 01/20/09(d).................    1,490,000     1,460,281
     Citibank Credit Card Master Trust 6.150%,
       due 03/10/11 - Class B(d)...............    1,230,000     1,324,800
     Countrywide Asset-Backed Certificates
       3.613%, due 04/25/30....................      375,000       373,982
      5.413%, due 01/25/34.....................      340,000       334,848
     Ford Credit Auto Owner Trust 3.540%, due
       11/15/08................................      380,000       379,290
     Honda Auto Receivables Owner Trust
       3.300%, due 06/16/08....................    1,500,000     1,499,063
     Long Beach Mortgage Loan Trust 1.640%,
       due 08/25/33^...........................      987,580       989,842
     M&I Auto Loan Trust 2.970%, due
       04/20/09................................      275,000       271,656
     Morgan Stanley Auto Loan Trust, Class A
       2.170%, due 04/15/11....................      415,000       406,002
     Onyx Acceptance Owner Trust 2.660%, due
       05/17/10................................      400,000       392,481
     Option One Mortgage Loan Trust 1.620%,
       due 08/25/33^...........................      322,540       323,111
     Peco Energy Transition Trust, 1999-A A4
       5.800%, due 03/01/07....................      312,839       318,998
     PSE&G Transition Funding LLC 6.610%, due
       06/15/15................................      470,000       519,539

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Residential Asset Securities Corp.
        3.372%, due 11/25/28................... $    445,000 $     442,577
       1.550%, due 07/25/32^...................      231,835       231,979
       1.590%, due 07/25/33^...................      524,143       524,825
      SLM Student Loan Trust 2.990%, due
        12/15/22 (144A)........................      910,000       902,624
      Triad Automobile Receivables Owner Trust
        3.200%, due 12/13/10...................      465,000       457,916
      Volkswagen Auto Loan Enhanced Trust
        2.940%, due 03/22/10...................      550,000       541,785
      Wachovia Asset Securitization 1.560%, due
        07/25/33^..............................      576,229       577,243
      WFS Financial Owner Trust 3.150%, due
        05/20/11...............................      350,000       346,616
                                                             -------------
                                                                18,076,539
                                                             -------------
      AUTOMOBILES - 1.1%
      DaimlerChrysler NA Holdings 7.200%, due
        09/01/09...............................      255,000       279,046
      General Motors Corp.
        7.200%, due 01/15/11(a)................      555,000       582,281
       8.250%, due 07/15/23....................      180,000       188,965
       8.375%, due 07/15/33....................      625,000       663,423
      TRW Automotive, Inc. 9.375%, due
        02/15/13...............................       76,000        86,070
                                                             -------------
                                                                 1,799,785
                                                             -------------
      BANKS - 4.0%
      Abbey National Capital Trust 8.963%, due
        12/29/49(d)^...........................       80,000       100,053
      ABN Amro NA Holding Capital 6.523%,
        due 12/29/49 (144A)(b)(d)^.............      425,000       448,785
      ANZ Capital Trust 5.360%, due 12/29/49
        (144A)(b)(d)...........................      685,000       656,478
      Cadets Trust 4.800%, due 07/15/13
        (144A)(d)..............................      220,000       206,295
      Fleet Boston Corp. 7.375%, due
        12/01/09...............................       70,000        79,021
      HSBC Capital Funding LP
        4.610%, due 12/29/49 (144A)(b)^........      585,000       530,325
       9.547%, due 12/31/49 (144A)(b)^.........      350,000       427,695
      Independence Community Bank Corp.
        3.750%, due 04/01/14^..................      365,000       347,665
      KBC Bank Funding Trust III 9.860%, due
        11/29/49 (144A)(b)^....................      215,000       263,249
      Popular N.A. 4.700%, due 06/30/09........      455,000       455,899
      Rabobank Capital Fund II 5.260%, due
        12/29/49 (144A)(b)^....................      305,000       295,686
      RBS Capital Trust I
        4.709%, due 12/29/49^..................      760,000       701,954
       6.425%, due 12/29/49^...................      120,000       115,285

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     BANKS - CONTINUED
     SunTrust Banks, Inc. 2.500%, due
       11/01/06................................ $    525,000 $     514,643
     US Bank NA 2.850%, due 11/15/06...........      695,000       694,328
     Westpac Capital Trust III 5.819%, due
       12/29/49 (144A)(b)^.....................      450,000       447,860
     Westpac Capital Trust IV 5.256%, due
       12/29/49 (144A)(b)......................      550,000       507,760
                                                             -------------
                                                                 6,792,981
                                                             -------------
     CHEMICALS - 0.4%
     Dow Chemical Co. 7.375%, due
       11/01/29................................       70,000        76,393
     Huntsman International LLC 9.875%, due
       03/01/09................................       70,000        75,950
     ICI Wilmington, Inc. 5.625%, due
       12/01/13................................      340,000       332,945
     Lyondell Chemical Co. 10.875%, due
       05/01/09(a).............................      120,000       126,000
     PolyOne Corp. 10.625%, due
       05/15/10(a).............................      120,000       127,800
                                                             -------------
                                                                   739,088
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 7.6%
     Banc of America Commercial Mortgage, Inc.
       4.429%, due 11/10/39....................    3,070,000     2,958,209
      5.061%, due 03/11/41.....................    1,025,000     1,009,168
     Bear Stearns Commercial Mortgage
       Securities, Inc. 4.680%, due
       08/13/39................................      980,000       940,791
     Countrywide Home Loans 5.500%, due
       08/25/33................................      788,888       801,135
     CS First Boston Mortgage Securities Corp.
       6.380%, due 12/16/35....................    1,075,000     1,160,281
     Greenwich Capital Commercial Funding
       Corp. 4.111%, due 07/05/35..............      575,000       530,646
     LB-UBS Commercial Mortgage Trust
       3.246%, due 03/01/29....................      510,000       486,323
      4.685%, due 07/15/32.....................      890,000       854,245
     Morgan Stanley Capital I, Inc. 4.660%, due
       09/13/45................................      990,000       943,317
     Morgan Stanley Dean Witter Capital
       4.920%, due 03/12/35....................      495,000       485,286
     Wachovia Bank Commercial Mortgage Trust
       4.980%, due 11/15/34....................    2,790,000     2,751,421
                                                             -------------
                                                                12,920,822
                                                             -------------
     COMMERCIAL SERVICES & SUPPLIES - 0.3%
     Allied Waste North America, Inc.
       6.125%, due 02/15/14 (144A)(b)(d).......      315,000       289,800
      7.375%, due 04/15/14 (144A)(b)(d)........       15,000        14,662

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - CONTINUED
      Iron Mountain, Inc. 6.625%, due
        01/01/16.............................. $     70,000 $      64,050
      Von Hoffmann Corp. 10.250%, due
        03/15/09..............................       90,000        93,038
      Xerox Corp. 7.625%, due 06/15/13........       50,000        51,375
                                                            -------------
                                                                  512,925
                                                            -------------
      COMPUTERS & PERIPHERALS - 0.1%
      Electronic Data System Corp. 6.000%, due
        08/01/13..............................      120,000       114,807
      Unisys Corp. 6.875%, due 03/15/10.......       85,000        87,975
                                                            -------------
                                                                  202,782
                                                            -------------
      CONTAINERS & PACKAGING - 0.1%
      Owens-Brockway Glass Container
        8.875%, due 02/15/09..................      150,000       162,750
       7.750%, due 05/15/11...................       55,000        57,475
                                                            -------------
                                                                  220,225
                                                            -------------
      ELECTRIC UTILITIES - 2.9%
      AEP Texas Central Co. 5.500%, due
        02/15/13(a)(d)........................      260,000       260,655
      Alabama Power Co. 2.800%, due
        12/01/06(d)...........................      250,000       246,818
      Arizona Public Service Co. 4.650%, due
        05/15/15(a)(d)........................      165,000       149,957
      Columbus Southern Power Co. 5.500%, due
        03/01/13(d)...........................      115,000       115,762
      Dominion Resources, Inc., Series A
        8.125%, due 06/15/10..................      335,000       387,054
      DTE Energy Co. 6.375%, due 04/15/33.....      260,000       244,254
      Duke Capital Corp. 6.250%, due
        02/15/13(a)...........................      615,000       624,537
      FPL Group Capital, Inc. 7.625%, due
        09/15/06..............................      405,000       441,776
      Pacific Gas & Electric Co.
        4.200%, due 03/01/11..................      240,000       228,854
       4.800%, due 03/01/14...................      265,000       251,574
      Pacificorp 4.300%, due 09/15/08.........      250,000       250,234
      Pepco Holdings, Inc.
        6.450%, due 08/15/12..................       90,000        93,370
       7.450%, due 08/15/32(a)................      180,000       191,055
      PSEG Power 5.500%, due 12/01/15(a)......      420,000       402,075
      Southern California Edison Co.
        5.000%, due 01/15/14(a)...............      180,000       175,448
       6.000%, due 01/15/34...................      105,000       100,948
      TXU Energy Co. 7.000%, due 03/15/13.....      355,000       387,213
      Westar Energy, Inc. 6.000%, due
        07/01/14..............................      365,000       371,523
                                                            -------------
                                                                4,923,107
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     ENERGY EQUIPMENT & SERVICES - 0.1%
     Calpine Corp. 8.750%, due 07/15/13
       (144A)(b)(a)(d)........................... $    85,000 $      70,125
     Peabody Energy Corp. 6.875%, due
       03/15/13..................................      70,000        71,225
                                                              -------------
                                                                    141,350
                                                              -------------
     FINANCIALS - DIVERSIFIED - 6.1%
     American General Finance Corp.
       3.000%, due 11/15/06(d)...................     605,000       598,150
      4.500%, due 11/15/07(d)....................     280,000       284,629
     Capital One Financial Corp. 8.750%, due
       02/01/07(d)...............................     705,000       780,613
     Credit Suisse First Boston USA, Inc. 5.125%,
       due 01/15/14(a)...........................     260,000       251,730
     Ford Motor Credit Co.
       7.375%, due 10/28/09......................      60,000        64,104
      7.875%, due 06/15/10.......................   1,070,000     1,165,615
      7.000%, due 10/01/13(a)....................     920,000       930,276
     General Electric Capital Corp., Series A
       5.450%, due 01/15/13......................     375,000       380,858
      6.750%, due 03/15/32.......................     165,000       177,954
     Goldman Sachs Group, Inc.
       6.600%, due 01/15/12......................     175,000       188,596
      5.700%, due 09/01/12.......................      55,000        55,881
      4.750%, due 07/15/13.......................     290,000       272,916
      6.345%, due 02/15/34.......................     395,000       372,125
     ING Capital Funding Trust III 8.439%, due
       12/31/49^.................................     200,000       232,589
     Mantis Reef, Ltd. 4.692%, due 11/14/08
       (144A)(b).................................      65,000        64,261
     Mizuho Financial Group, Inc.
       8.790%, due 12/29/49 (144A)(b)............     390,000       429,000
      9.870%, due 12/29/49 (144A)(b)^............     410,000       464,175
     Morgan Stanley
       3.875%, due 01/15/09......................      20,000        19,492
      4.750%, due 04/01/14.......................     310,000       286,557
     National Rural Utilities Cooperative Finance
       Corp. 3.875%, due 02/15/08(a).............     250,000       249,500
     Nisource Finance Corp. 6.150%, due
       03/01/13..................................     475,000       492,954
     Pricoa Global Funding I 3.900%, due
       12/15/08 (144A)...........................     655,000       643,767
     Prudential Holdings LLC 8.695%, due
       12/18/23 (144A)(b)........................     150,000       180,531
     SLM Corp. 5.625%, due 04/10/07..............     775,000       814,940
     TRAINS HY-2004-1 8.218%, due 08/01/15
       (144A)(b)(f)^.............................     920,000       956,236
                                                              -------------
                                                                 10,357,449
                                                              -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      FOOD & DRUG RETAILING - 0.3%
      Safeway, Inc. 4.125%, due 11/01/08........ $   480,000 $     470,303
      Ingles Markets, Inc. 8.875%, due
        12/01/11................................      90,000        92,925
                                                             -------------
                                                                   563,228
                                                             -------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
      Medex, Inc. 8.875%, due 05/15/13..........      35,000        37,100
                                                             -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.6%
      HCA, Inc. 5.250%, due 11/06/08............     450,000       447,645
      Tenet Healthcare Corp. 5.000%, due
        07/01/07(a).............................     100,000       100,000
      UnitedHealth Group, Inc. 3.300%, due
        01/30/08................................     340,000       332,605
      Fresenius Medical Capital Trust II 7.875%,
        due 02/01/08............................      85,000        89,675
                                                             -------------
                                                                   969,925
                                                             -------------
      HOMEBUILDERS - 0.1%
      Toll Brothers, Inc. 5.950%, due
        09/15/13(a).............................     180,000       181,057
                                                             -------------
      HOUSEHOLD DURABLES - 0.6%
      Centex Corp. 5.700%, due
        05/15/14(a)(d)..........................     280,000       274,496
      D.R. Horton, Inc. 8.500%, due 04/15/12....      60,000        66,600
      KB Home 5.750%, due 02/01/14..............     430,000       397,750
      Pulte Homes, Inc. 5.250%, due 01/15/14....     290,000       274,322
      Standard Pacific Corp. 6.875%, due
        05/15/11................................      85,000        83,513
                                                             -------------
                                                                 1,096,681
                                                             -------------
      INSURANCE - 1.3%
      Ace Ina Holdings, Inc. 5.875%, due
        06/15/14(d).............................     265,000       268,600
      Arch Capital Group Limited 7.350%, due
        05/01/34(d).............................     205,000       206,982
      Assurant, Inc.
        5.625%, due 02/15/14(d).................      80,000        78,688
       6.750%, due 02/15/34(d)..................     105,000       104,239
      Fund American Co, Inc. 5.875%, due
        05/15/13................................     245,000       244,896
      Genworth Financial, Inc.
        5.750%, due 06/15/14....................     265,000       268,115
       6.500%, due 06/15/34.....................      95,000        95,937
      Liberty Mutual Group, Inc. 5.750%, due
        03/15/14 (144A)(b)......................     535,000       517,243
      Nationwide Financial Services, Inc.
        6.250%, due 11/15/11....................      55,000        58,757
       5.900%, due 07/01/12.....................      60,000        62,457
      Penn Mutual Life Insurance Co. 6.650%, due
        06/15/34 (144A)(b)......................     230,000       229,552
                                                             -------------
                                                                 2,135,466
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    ------------------------------------------------------------------------
    SECURITY                                          PAR         VALUE
    DESCRIPTION                                      AMOUNT      (NOTE 2)
    ------------------------------------------------------------------------

    MEDIA - 0.8%
    Comcast Corp. 7.050%, due
      03/15/33(d)................................ $     75,000 $      77,934
    Echostar DBS Corp. 6.375%, due
      10/01/11...................................       70,000        69,300
    Liberty Media Corp. 5.700%, due
      05/15/13...................................       90,000        88,813
    Mediacom LLC 9.500%, due 01/15/13............       70,000        67,900
    MediaNews Group, Inc. 6.875%, due
      10/01/13...................................       85,000        80,750
    News America Holdings, Inc.
      8.250%, due 08/10/18.......................      110,000       131,113
     7.280%, due 06/30/28........................       25,000        27,144
    Tele-Communications TCI Group 7.875%,
      due 02/15/26...............................      175,000       198,037
    Time Warner, Inc.
      7.625%, due 04/15/31.......................      430,000       466,707
     7.700%, due 05/01/32........................      100,000       109,571
                                                               -------------
                                                                   1,317,269
                                                               -------------
    METALS & MINING - 0.0%
    Arch Western Finance 6.750%, due
      07/01/13 (144A)(b)(d)......................       85,000        85,425
                                                               -------------
    MUNICIPALS - 0.8%
    California Street Department of
      Transportation Revenue
      5.000%, due 02/01/14(d)....................      255,000       274,681
    Chicago Illinois Board of Education
      5.000%, due 12/01/14(d)....................       25,000        26,801
     5.000%, due 12/01/15(d).....................       50,000        53,081
     5.000%, due 12/01/16(d).....................      100,000       105,646
     5.000%, due 12/01/17(d).....................       70,000        73,473
     5.000%, due 12/01/18(d).....................       65,000        68,769
    Colorado Department of
      Transportation Revenue
      5.000%, due 12/15/14(d)....................       25,000        26,939
     5.000%, due 12/15/15(d).....................      155,000       166,169
     5.000%, due 12/15/16(d).....................       80,000        85,155
    New Jersey State
      5.000%, due 04/01/14.......................       55,000        59,258
     5.000%, due 04/01/15........................       55,000        59,258
     5.000%, due 04/01/16........................       55,000        58,801
     5.000%, due 04/01/17........................       60,000        63,701
    Ohio State Common Schools - Series A
      5.000%, due 06/15/14.......................       20,000        21,542
     5.000%, due 06/15/16........................       25,000        26,444
    South Carolina State Public Service Authority
      5.000%, due 01/01/14.......................       10,000        10,767
     5.000%, due 01/01/15........................       15,000        16,040
     5.000%, due 01/01/16........................       25,000        26,491
     5.000%, due 01/01/17........................       40,000        42,098

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - CONTINUED
      5.000%, due 01/01/18..................... $     60,000 $      62,672
      5.000%, due 01/01/19.....................       40,000        41,499
                                                             -------------
                                                                 1,369,285
                                                             -------------
     OIL & GAS - 1.2%
     Amerada Hess Corp.
       6.650%, due 08/15/11(d).................      175,000       185,448
      7.300%, due 08/15/31(d)..................       60,000        61,101
     Anadarko Finance Co., Series B 7.500%,
       due 05/01/31(d).........................       45,000        51,396
     Enterprise Products Partners LP, Series B
       6.375%, due 02/01/13....................      175,000       173,626
     Halliburton Company 5.500%, due
       10/15/10................................      305,000       308,971
     Husky Energy Inc. 6.150%, due
       06/15/19................................      215,000       216,412
     Kerr-McGee Corp. 6.950%, due
       07/01/24................................      235,000       234,870
     Kinder Morgan Energy Partners
       7.400%, due 03/15/31....................      225,000       240,473
      7.300%, due 08/15/33.....................       90,000        95,248
     Plains All American Pipeline LP 5.625%,
       due 12/15/13 (144A)(b)..................      350,000       333,991
     Reliant Resource, Inc. 9.500%, due
       07/15/13................................      120,000       129,900
     Transcontinental Gas Pipe Line Corp.
       8.875%, due 07/15/12....................       35,000        39,725
     Williams Companies, Inc. (The) 8.125%,
       due 03/15/12............................       35,000        37,538
                                                             -------------
                                                                 2,108,699
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.1%
     Georgia-Pacific Corp. 7.375%, due
       07/15/08................................       15,000        16,050
     International Paper Co. 5.850%, due
       10/30/12................................      115,000       116,995
                                                             -------------
                                                                   133,045
                                                             -------------
     PHARMACEUTICALS - 0.3%
     Hospira, Inc. 4.950%, due 06/15/09
       (144A)(b)...............................      305,000       307,048
     Wyeth 6.450%, due 02/01/24................      160,000       152,562
                                                             -------------
                                                                   459,610
                                                             -------------
     REAL ESTATE - 0.3%
     Cendant Corp. 7.125%, due
       03/15/15(d).............................      240,000       263,340
     IStar Financial, Inc. 6.000%, due 12/15/10
       (REIT)..................................      225,000       224,718
                                                             -------------
                                                                   488,058
                                                             -------------

     RETAIL - MULTILINE - 0.0%
     Federated Department Stores, Inc.
       6.300%, due 04/01/09....................       60,000        64,305
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
      Sprint Capital Corp.
        6.900%, due 05/01/19.................. $    220,000 $     221,821
       8.750%, due 03/15/32...................      215,000       251,253
      Verizon Global Funding Corp.
        7.375%, due 09/01/12(a)...............      185,000       208,406
       7.750%, due 12/01/30...................      145,000       163,349
      Verizon New York, Inc.
        6.875%, due 04/01/12..................      325,000       348,962
                                                            -------------
                                                                1,193,791
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 1.0%
      AT&T Wireless Services, Inc.
        7.875%, due 03/01/11(d)...............      260,000       296,130
       8.125%, due 05/01/12(d)................        5,000         5,789
       8.750%, due 03/01/31(d)................      245,000       299,565
      Comcast Cable Communications Holdings
        8.375%, due 03/15/13(d)...............      506,000       594,962
      Nextel Communications, Inc. 7.375%, due
        08/01/15..............................       70,000        71,050
      Rogers Wireless, Inc. 6.375%, due
        03/01/14 (144A)(b)....................      435,000       402,375
                                                            -------------
                                                                1,669,871
                                                            -------------
      TRANSPORTATION - 0.1%
      Norfolk Southern Corp. 7.800%, due
        05/15/27..............................      100,000       116,229
      Union Pacific Corp. 6.625%, due
        02/01/29..............................       50,000        51,524
                                                            -------------
                                                                  167,753
                                                            -------------
      U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 34.9%
      Federal Home Loan Mortgage Corp.
        5.500%, due TBA(c)....................    3,945,000     3,927,741
       6.000%, due TBA(c).....................    6,500,000     6,609,687
      Federal National Mortgage Association
        5.000%, due TBA(c)....................   14,500,000    14,512,500
       5.500%, due TBA(c).....................   17,000,000    16,920,305
       6.000%, due TBA(c).....................    6,500,000     6,609,688
      Government National Mortgage Association
        5.500%, due TBA(c)....................    3,800,000     3,794,064
       6.000%, due TBA(c).....................    7,000,000     7,168,434
                                                            -------------
                                                               59,542,419
                                                            -------------
      U.S. GOVERNMENT AGENCY - 1.3%
      Federal Home Loan Mortgage Corp.
        6.250%, due 07/15/32..................    1,785,000     1,886,586
                                                            -------------
      Federal National Mortgage Association
        6.625%, due 11/15/30..................      335,000       369,891
                                                            -------------

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       U.S. TREASURY SECURITIES - 10.5%
       U.S. Treasury Bond
         8.875%, due 02/15/19(d)............. $    435,000 $     602,407
        7.875%, due 02/15/21(d)..............    1,000,000     1,291,172
        6.125%, due 11/15/27(d)..............      875,000       959,116
        5.250%, due 02/15/29(d)..............      220,000       215,772
        5.375%, due 02/15/31(d)..............    3,095,000     3,122,447
                                                           -------------
                                                               6,190,914
                                                           -------------
       U.S. Treasury Note
         3.875%, due 05/15/09(d).............      550,000       552,019
        4.000%, due 06/15/09(d)..............    4,720,000     4,761,857
        4.250%, due 11/15/13(d)..............    1,420,000     1,382,559
        4.750%, due 05/15/14(d)..............    4,970,000     5,023,393
                                                           -------------
                                                              17,910,742
                                                           -------------
       Total Domestic Bonds & Debt Securities
       (Cost $151,124,059)                                   150,882,894
                                                           -------------

       FOREIGN BONDS & DEBT SECURITIES - 7.4%
       ARUBA - 0.1%
       UFJ Financial Aruba AEC 6.750%, due
         07/15/13............................      220,000       227,879
                                                           -------------
       AUSTRALIA - 0.1%
       QBE Insurance Group, Ltd. 5.647%, due
         07/01/23 (144A)(b)^.................      155,000       147,705
                                                           -------------
       BAHAMAS - 0.1%
       Teekay Shipping Corp. 8.875%, due
         07/15/11............................       85,000        94,456
                                                           -------------
       BRAZIL - 0.2%
       Federal Republic of Brazil
         14.500%, due 10/15/09...............      100,000       117,000
        10.000%, due 08/07/11................      115,000       112,125
        8.000%, due 04/15/14.................       70,366        64,315
        12.750%, due 01/15/20................       55,000        58,193
                                                           -------------
                                                                 351,633
                                                           -------------
       CANADA - 0.7%
       Abitibi Consolidated, Inc. 6.000%, due
         06/20/13(d).........................       15,000        13,351
       Bombardier, Inc. 6.300%, due 05/01/14
         (144A)(b)(a)(d).....................      115,000        97,845
       Canadian National Railway Co. (Yankee)
         6.900%, due 07/15/28(d).............      165,000       179,133
       NOVA Chemicals Corp. 6.500%, due
         01/15/12............................      345,000       341,550
       Quebecor World, Inc. 6.125%, due
         11/15/13............................      340,000       324,446
       Tembec Industries, Inc. 8.500%, due
         02/01/11............................      170,000       172,550
                                                           -------------
                                                               1,128,875
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     CAYMAN ISLANDS - 0.3%
     Hutchison Whampoa International, Ltd.
       6.250%, due 01/24/14 (144A)(a)(b)........ $   245,000 $     238,024
     Mizuho Finl Group Cayman Ltd 5.790%, due
       04/15/14 (144A)(b).......................     315,000       310,212
                                                             -------------
                                                                   548,236
                                                             -------------
     COLOMBIA - 0.3%
     Republic of Colombia 9.750%, due
       04/09/11.................................     419,874       466,060
                                                             -------------
     DENMARK - 0.3%
     Danske Bank A/S 5.914%, due 12/29/49
       (144A)(b)^...............................     465,000       472,202
                                                             -------------
     FRANCE - 0.6%
     AXA S.A. (Yankee) 8.600%, due
       12/15/30(d)..............................     270,000       331,618
     Crown European Holdings S.A. 9.500%, due
       03/01/11.................................      80,000        87,600
     France Telecom S.A. 9.500%, due
       03/01/31.................................     165,000       207,668
     France Telecom S.A., 8.750%/ 8.500%, due
       03/01/11+................................     400,000       464,130
                                                             -------------
                                                                 1,091,016
                                                             -------------
     GERMANY - 0.3%
     Deutsche Telekom Finance B.V. (Yankee)
       8.750%, due 06/15/30.....................      50,000        61,032
     Deutsche Telekom International Finance
       5.250%, due 07/22/13.....................     185,000       180,423
     Deutsche Telekom International Finance
       (Yankee) 8.500%, due 06/15/10............     310,000       362,684
                                                             -------------
                                                                   604,139
                                                             -------------
     ITALY - 0.2%
     Telecom Italia Capital 4.000%, due 11/15/08
       (144A)(b)................................     270,000       265,495
                                                             -------------
     KOREA - 0.7%
     Industrial Bank of Korea 4.000%, due
       05/19/14 (144A)(b)^......................     225,000       210,750
     Korea First Bank 7.267%, due 03/03/34
       (144A)(b)................................     485,000       467,073
     Woori Bank Korea 5.750%, due 03/13/14
       (144A)(b)................................     550,000       543,761
                                                             -------------
                                                                 1,221,584
                                                             -------------
     MEXICO - 0.8%
     Pemex Project Funding Master Trust
       8.625%, due 02/01/22.....................     144,000       150,480
     United Mexican States
       9.875%, due 02/01/10.....................     120,000       144,480
      8.375%, due 01/14/11......................     185,000       209,513
      6.375%, due 01/16/13......................     285,000       285,142

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       MEXICO - CONTINUED
        11.500%, due 05/15/26.................. $   130,000 $     182,585
        8.300%, due 08/15/31...................     325,000       341,250
                                                            -------------
                                                                1,313,450
                                                            -------------
       NORWAY - 0.1%
       Den Norske Bank 7.729%, due 06/29/49
         (144A)(b).............................     115,000       131,178
                                                            -------------
       PERU - 0.2%
       Republic of Peru 8.375%, due 05/03/16...     345,000       322,575
                                                            -------------
       RUSSIA - 0.5%
       Russian Federation
         8.750%, due 07/24/05..................     395,000       415,737
        5.000%, due 03/31/30...................     385,000       352,179
       Ukraine Government 6.875%, due 03/04/11
         (144A)(b).............................     175,000       165,375
                                                            -------------
                                                                  933,291
                                                            -------------
       SWEDEN - 0.6%
       Nordbanken AB 8.950%, due 11/29/49
         (144A)(b)^............................     305,000       361,968
       Skandinaviska Enskilda Baken AB 4.958%,
         due 03/29/49 (144A)(b)^...............     415,000       388,686
       Swedbank 9.000%, due 12/29/49
         (144A)(b)^............................     180,000       214,504
                                                            -------------
                                                                  965,158
                                                            -------------
       UNITED KINGDOM - 1.3%
       BP Capital Markets Plc 2.750%, due
         12/29/06(d)...........................     380,000       375,384
       British Telecom Plc 8.375%, due
         12/15/10(d)...........................     190,000       222,167
       HBOS Capital Funding LP 6.071%, due
         06/30/49 (144A)(b)^...................     345,000       347,020
       HBOS Plc 5.375%, due 11/01/49
         (144A)(b)^............................     485,000       468,241
       Northern Rock Plc 5.600%, due 04/30/49
         (144A)(b).............................     500,000       486,713
       Royal Bank of Scotland Group Plc 7.648%,
         due 08/31/49..........................      50,000        56,309
       Standard Chartered Bank 8.000%, due
         05/30/31 (144A)(b)....................     235,000       278,654
                                                            -------------
                                                                2,234,488
                                                            -------------
       Total Foreign Bonds & Debt Securities
       (Cost $12,560,560)                                      12,519,420
                                                            -------------

       SHORT-TERM INVESTMENTS - 41.1%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 6.8%
       Federal Home Loan Bank Consolidated
         Discount Note
         1.250%, due 07/01/04(d)...............   3,031,000     3,031,000
        1.210%, due 07/23/04(d)................   4,250,000     4,246,857

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
      Federal National Mortgage Association
        Discount Note 1.430%, due
        09/22/04(d)............................ $  4,250,000 $   4,235,988
                                                             -------------
                                                                11,513,845
                                                             -------------
      COMMERCIAL PAPER - 31.4%
      Alliance & Leicester Plc 1.085%, due
        07/15/04(d)............................    1,997,000     1,996,157
      Aspen Funding Corp. 1.180%, due
        07/12/04 (144A)(d).....................    2,000,000     1,999,279
      Atlantis One Funding Corp. 1.070%, due
        10/01/04 (144A)(b)(d)..................    2,000,000     1,994,531
      Bankamerica Corp. 1.060%, due
        07/06/04(d)............................    2,000,000     1,999,706
      Banque Generale du Luxembourg SA
        1.085%, due 07/12/04(d)................    2,000,000     1,999,337
      Charta Corp. 1.070%, due 07/06/04
        (144A)(d)..............................    3,400,000     3,399,495
      Compass Securities 1.240%, due
        07/22/04 (144A)(d).....................    2,000,000     1,998,553
      Crown Point Capital Company 1.170%, due
        08/06/04 (144A)(d).....................    2,000,000     1,997,660
      Danske Corp. 1.120%, due 07/30/04(d).....    2,000,000     1,998,196
      Edison Asset Securitization 1.140%, due
        10/01/04 (144A)(b)(d)..................    2,160,000     2,153,707
      Fairway Finance Corp. 1.240%, due
        07/20/04 (144A)(d).....................    2,000,000     1,998,691
      Galaxy Funding, Inc. 1.080%, due 07/09/04
        (144A)(d)..............................    2,000,000     1,999,520
      Gemini Securitization Corp. 1.180%, due
        07/12/04 (144A)(b)(d)..................    2,000,000     1,999,279
      Govco Incorporated 1.160%, due 08/10/04
        (144A)(d)..............................    2,000,000     1,997,422
      Grampian Funding LLC 1.130%, due
        07/02/04 (144A)(d).....................    2,000,000     1,999,937

    ------------------------------------------------------------------------
    SECURITY                                      SHARES/PAR      VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    COMMERCIAL PAPER - CONTINUED
    HSH Nordbank Ag London 1.220%, due
      07/19/04 (144A)(d)........................ $  2,000,000 $   1,998,780
    Natexis Banques Populaires U. S. 1.120%,
      due 08/04/04(d)...........................    2,000,000     1,997,885
    Santander Central Hispano Financial
      Delaware 1.140%, due 10/01/04(d)..........    2,000,000     1,994,173
    Sheffield Receivables Corp. 1.200%, due
      07/16/04 (144A)(d)........................    2,000,000     1,999,000
    Sigma Finance, Inc. 1.090%, due 07/23/04
      (144A)(d).................................    2,000,000     1,998,668
    Silver Tower U.S. Funding, LLC 1.220%, due
      10/15/04 (144A)(d)........................    2,000,000     1,992,816
    Surrey Funding Corp. 1.220%, due
      07/15/04 (144A)(d)........................    2,000,000     1,999,051
    Thames Asset Global Securitization 1.240%,
      due 07/20/04 (144A)(d)....................    2,000,000     1,998,691
    Tulip Funding Corp. 1.080%, due 07/23/04
      (144A)(d).................................    2,000,000     1,998,680
    West LB 1.110%, due 08/04/04
      (144A)(d).................................    2,000,000     1,997,903
    Yorktown Capital LLC 1.220%, due
      07/19/04 (144A)(d)........................    2,000,000     1,998,780
                                                              -------------
                                                                 53,505,897
                                                              -------------
    MONEY MARKET - 2.9%
    State Street Navigator Securities
      Lending Prime Portfolio(e)................    5,017,598     5,017,598
                                                              -------------
    Total Short-Term Investments
    (Cost $70,037,308)                                           70,037,340
                                                              -------------

    TOTAL INVESTMENTS - 137.0%
    (Cost $233,721,927)                                         233,439,654

    Other Assets and Liabilities (net) - (37.0%)                (63,011,858)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 170,427,796
                                                              =============


                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

+ Security is a "step" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) All or a portion of these securities have been segregated to cover open futures contracts and when-issued/delayed delivery transactions

(e) Represents investment of collateral received from securities lending transactions.

(f) A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

REIT - Real Estate Investment Trust

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2004, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        53.61%
                  AA                                       0.99
                  A                                       30.65
                  BBB                                     10.58
                  BB                                       2.96
                  B                                        1.21
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.6%
          AEROSPACE & DEFENSE - 1.9%
          Lockheed Martin Corp.................  18,000 $     937,440
          United Technologies Corp.............  15,570     1,424,344
                                                        -------------
                                                            2,361,784
                                                        -------------
          AIR FREIGHT & LOGISTICS - 1.1%
          United Parcel Service, Inc. - Class B  17,500     1,315,475
                                                        -------------
          AUTO COMPONENTS - 1.4%
          Johnson Controls, Inc................  31,900     1,702,822
                                                        -------------
          BANKS - 4.6%
          Bank of America Corp.................  16,938     1,433,294
          Bank of New York Co., Inc............  52,800     1,556,544
          FirstMerit Corp......................   4,000       105,480
          North Fork Bancorporation, Inc.......  15,700       597,385
          Wells Fargo Co.......................  36,500     2,088,895
                                                        -------------
                                                            5,781,598
                                                        -------------
          BEVERAGES - 3.4%
          Anheuser-Busch Cos., Inc.............  20,800     1,123,200
          Coca-Cola Co.........................  39,100     1,973,768
          PepsiCo, Inc.........................  21,000     1,131,480
                                                        -------------
                                                            4,228,448
                                                        -------------
          BUILDING PRODUCTS - 0.8%
          Masco Corp...........................  32,200     1,003,996
                                                        -------------
          CHEMICALS - 2.5%
          Dow Chemical Co......................   7,700       313,390
          Praxair, Inc.........................  69,780     2,784,920
                                                        -------------
                                                            3,098,310
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.2%
          Accenture, Ltd. - Class A*...........  22,278       612,199
          First Data Corp......................   8,300       369,516
          Waste Management, Inc................  16,800       514,920
                                                        -------------
                                                            1,496,635
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 2.4%
          Cisco Systems, Inc.*................. 114,400     2,711,280
          Tellabs, Inc.(a)*....................  38,100       332,994
                                                        -------------
                                                            3,044,274
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.9%
          Dell, Inc.*..........................  29,800     1,067,436
          Hewlett-Packard Co...................  31,400       662,540
          International Business Machines Corp.   7,300       643,495
                                                        -------------
                                                            2,373,471
                                                        -------------
          EDUCATION - 0.2%
          Apollo Group, Inc. - Class A*........   2,700       238,383
                                                        -------------
          ELECTRIC UTILITIES - 2.6%
          Dominion Resources, Inc..............  15,500       977,740
          FPL Group, Inc.......................  10,400       665,080

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ELECTRIC UTILITIES - CONTINUED
         Pinnacle West Capital Corp.............  16,195 $     654,116
         PPL Corp...............................  19,900       913,410
                                                         -------------
                                                             3,210,346
                                                         -------------
         ELECTRICAL EQUIPMENT - 0.5%
         Cooper Industries, Ltd. - Class A......  11,500       683,215
                                                         -------------
         FINANCIAL SERVICES - 8.5%
         Charles Schwab Corp....................  23,000       221,030
         Chicago Merchantile Exchange (The)(a)..   3,000       433,110
         CIT Group, Inc.........................  27,864     1,066,913
         Citigroup, Inc......................... 104,209     4,845,718
         Legg Mason, Inc........................   4,000       364,040
         Morgan Stanley.........................  55,600     2,934,012
         Wachovia Corp..........................   8,600       382,700
         Washington Mutual, Inc.................   9,400       363,216
                                                         -------------
                                                            10,610,739
                                                         -------------
         FOOD & DRUG RETAILING - 0.5%
         CVS Corp...............................  14,200       596,684
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
         Boston Scientific Corp.*...............  10,700       457,960
         Guidant Corp...........................  42,472     2,373,335
         Johnson & Johnson, Inc.................  50,172     2,794,581
                                                         -------------
                                                             5,625,876
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.3%
         Anthem, Inc.*..........................  11,600     1,038,896
         HCA, Inc...............................  12,600       524,034
                                                         -------------
                                                             1,562,930
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.9%
         Carnival Corp..........................  36,900     1,734,300
         Hilton Hotels Corp.....................  33,100       617,646
         McDonald's Corp........................  22,600       587,600
         Yum! Brands, Inc.*.....................  19,600       729,512
                                                         -------------
                                                             3,669,058
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.2%
         Colgate-Palmolive Co...................  10,800       631,260
         Procter & Gamble Co....................  39,200     2,134,048
                                                         -------------
                                                             2,765,308
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 6.7%
         General Electric Co.................... 132,800     4,302,720
         Tyco International, Ltd................ 121,939     4,041,058
                                                         -------------
                                                             8,343,778
                                                         -------------
         INSURANCE - 5.0%
         Ambac Financial Group, Inc.............  24,337     1,787,309
         American International Group, Inc......   8,100       577,368
         RenaissanceRe Holdings, Ltd............  36,900     1,990,755
         Willis Group Holdings, Ltd.............  50,100     1,876,245
                                                         -------------
                                                             6,231,677
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INTERNET & CATALOG RETAIL - 0.8%
       CDW Corp.....................................  8,800 $     561,088
       eBay, Inc.*..................................  5,200       478,140
                                                            -------------
                                                                1,039,228
                                                            -------------
       IT CONSULTING & SERVICES - 0.3%
       Affiliated Computer Services, Inc. - Class A*  7,500       397,050
                                                            -------------
       MEDIA - 3.7%
       Cox Communications, Inc. - Class A*.......... 21,800       605,822
       E.W. Scripps Co. - Class A...................  4,700       493,500
       Gannett Co., Inc.............................  7,300       619,405
       Liberty Media Corp. - Class A................ 67,500       606,825
       Viacom, Inc. - Class B....................... 59,000     2,107,480
       Walt Disney Co...............................  9,800       249,802
                                                            -------------
                                                                4,682,834
                                                            -------------
       METALS & MINING - 2.0%
       Alcoa, Inc................................... 46,416     1,533,121
       United States Steel Corp..................... 27,900       979,848
                                                            -------------
                                                                2,512,969
                                                            -------------
       OIL & GAS - 7.4%
       Anadarko Petroleum Corp......................  6,443       377,560
       ChevronTexaco Corp........................... 12,045     1,133,555
       ConocoPhillips............................... 13,740     1,048,224
       Devon Energy Corp............................ 21,100     1,392,600
       Exxon Mobil Corp............................. 76,700     3,406,247
       GlobalSantaFe Corp........................... 32,000       848,000
       Premcor, Inc.*...............................  5,100       191,250
       Rowan Companies, Inc.*....................... 16,700       406,311
       Unocal Corp.................................. 11,000       418,000
                                                            -------------
                                                                9,221,747
                                                            -------------
       PAPER & FOREST PRODUCTS - 0.4%
       Smurfit-Stone Container Corp.*............... 21,800       434,910
                                                            -------------
       PHARMACEUTICALS - 7.0%
       Amgen, Inc.*................................. 19,400     1,058,658
       Bristol-Myers Squibb Co...................... 14,900       365,050
       Eli Lilly & Co............................... 16,200     1,132,542
       Forest Laboratories, Inc.*...................  9,500       537,985
       Medicis Pharmaceutical Corp. - Class A....... 11,557       461,702
       Merck & Co., Inc............................. 12,600       598,500
       Pfizer, Inc.................................. 97,393     3,338,632
       Sepracor, Inc.(a) *.......................... 14,000       740,600
       Wyeth........................................ 15,400       556,864
                                                            -------------
                                                                8,790,533
                                                            -------------

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                             SHARES    (NOTE 2)
          ------------------------------------------------------------

          RETAIL - MULTILINE - 1.4%
          Family Dollar Stores, Inc..............  14,300 $    435,006
          Kohl's Corp.*..........................  20,300      858,284
          Target Corp............................  11,000      467,170
                                                          ------------
                                                             1,760,460
                                                          ------------
          RETAIL - SPECIALTY - 3.6%
          Home Depot, Inc........................  33,100    1,165,120
          Lowe's Companies., Inc.................   9,100      478,205
          NIKE, Inc. - Class B...................   6,300      477,225
          Wal-Mart Stores, Inc...................  44,600    2,353,096
                                                          ------------
                                                             4,473,646
                                                          ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.0%
          Altera Corp.*..........................  82,600    1,835,372
          Analog Devices, Inc....................  19,400      913,352
          Intel Corp.............................  30,100      830,760
          Intersil Corp. - Class A...............  20,300      439,698
          Linear Technology Corp.................   9,000      355,230
          Novellus Systems, Inc.*................  18,800      591,072
                                                          ------------
                                                             4,965,484
                                                          ------------
          SOFTWARE - 5.1%
          Mercury Interactive Corp.*.............   9,400      468,402
          Microsoft Corp......................... 117,300    3,350,088
          Oracle Corp.*.......................... 195,300    2,329,929
          VERITAS Software Corp.*................   6,800      188,360
                                                          ------------
                                                             6,336,779
                                                          ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.5%
          Corning, Inc.*.........................  42,300      552,438
          Sprint Corp............................  16,200      285,120
          Verizon Communications, Inc............  30,038    1,087,075
                                                          ------------
                                                             1,924,633
                                                          ------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.7%
          Motorola, Inc..........................  27,400      500,050
          Nextel Communications, Inc. - Class A*.  18,500      493,210
          QUALCOMM, Inc..........................   6,500      474,370
          SBC Communications, Inc................  28,777      697,842
                                                          ------------
                                                             2,165,472
                                                          ------------
          TOBACCO - 1.1%
          Altria Group, Inc......................  28,000    1,401,400
                                                          ------------
          U.S. GOVERNMENT AGENCY - 1.5%
          Federal Home Loan Mortgage Corp........  30,500    1,930,650
                                                          ------------
          Total Common Stocks
          (Cost $111,539,782)                              121,982,602
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 3.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/04 at 0.100% to
        be repurchased at $3,326,009 on
        07/01/04 collaterized by $3,420,000
        FHLMC 2.450% due 08/25/06 with a
        value of $3,393,519...................... $3,326,000 $  3,326,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  1,325,096    1,325,096
      U.S. Treasury Note,
        1.750%, due 12/31/04..................... $  240,000      240,141
                                                             ------------
      Total Short-Term Investments
      (Cost $4,892,066)                                         4,891,237
                                                             ------------

      TOTAL INVESTMENTS - 101.5%
      (Cost $116,431,848)                                     126,873,839

      Other Assets and Liabilities (net) - (1.5%)              (1,905,532)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $124,968,307
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

(b) Represents investment of collateral received from securities lending transactions.

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES -18.6%
     AEROSPACE & DEFENSE - 0.2%
     DRS Technologies, Inc. 6.875%, due
       11/01/13................................... $    40,000 $     39,200
                                                               ------------
     CHEMICALS - 1.1%
     Airgas, Inc. 7.750%, due 09/15/06............      25,000       26,625
     Nalco Co. 8.875%, due 11/15/13
       (144A)(a)..................................     100,000      105,250
     Rayovac Corp. 8.500%, due 10/01/13...........      50,000       52,750
     Terra Industries, Inc. 11.500%, due
       06/01/10...................................      15,000       16,500
                                                               ------------
                                                                    201,125
                                                               ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.5%
     Iron Mountain, Inc. 6.625%, due 01/01/16.....     100,000       91,500
                                                               ------------
     CONSTRUCTION & ENGINEERING - 0.2%
     Shaw Group, Inc. (The) 10.750%, due
       03/15/10...................................      35,000       34,475
                                                               ------------
     CONSTRUCTION MATERIALS - 0.2%
     Trinity Industries, Inc. 6.500%, due 03/15/14
       (144A)(a)..................................      40,000       36,800
                                                               ------------
     CONTAINERS & PACKAGING - 1.8%
     BWAY Corp. 10.000%, due 10/15/10.............      25,000       26,375
     Constar International, Inc. 11.000%, due
       12/01/12...................................      75,000       70,500
     Graham Packaging Holdings Co. 10.750%,
       due 01/15/09...............................      45,000       46,519
     Owens-Brockway Glass Container 7.750%,
       due 05/15/11...............................     100,000      104,500
     Solo Cup Co. 8.500%, due 02/15/14
       (144A)(a)..................................     100,000       93,500
                                                               ------------
                                                                    341,394
                                                               ------------
     ELECTRIC SERVICES - 0.3%
     Mission Energy Holding Co. 13.500%, due
       07/15/08...................................      45,000       50,569
                                                               ------------
     ELECTRICAL EQUIPMENT - 0.2%
     Sensus Metering System, Inc. 8.625%, due
       12/15/13 (144A)(a).........................      35,000       33,775
                                                               ------------
     FOOD & DRUG RETAILING - 0.7%
     Le-Natures, Inc. 10.000%, due 06/15/13
       (144A)(a)..................................      30,000       31,200
     Stater Brothers Holdings, Inc. 8.125%, due
       06/15/12 (144A)(a).........................     100,000      100,875
                                                               ------------
                                                                    132,075
                                                               ------------
     FOOD PRODUCTS - 1.1%
     Dole Food Co., Inc. 8.875%, due 03/15/11.....     125,000      132,813
     Land O Lakes, Inc. 9.000%, due 12/15/10
       (144A)(a)..................................      65,000       68,006
                                                               ------------
                                                                    200,819
                                                               ------------

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
      Medex, Inc. 8.875%, due 05/15/13........... $    50,000 $     53,000
                                                              ------------
      HEALTH CARE PROVIDERS & SERVICES - 0.4%
      Beverly Enterprises, Inc. 7.875%, due
        06/15/14 (144A)(a).......................      25,000       24,719
      Triad Hospitals, Inc. 7.000%, due
        11/15/13.................................      50,000       47,750
                                                              ------------
                                                                    72,469
                                                              ------------
      HOTELS, RESTAURANTS & LEISURE - 1.9%
      Friendly Ice Cream Corp. 8.375%, due
        06/15/12 (144A)(a).......................      60,000       58,500
      Gaylord Entertainment Co. 8.000%, due
        11/15/13.................................     125,000      127,344
      Hard Rock Hotel, Inc. 8.875%, due
        06/01/13.................................     100,000      101,500
      River Rock Entertainment Authority 9.750%,
        due 11/01/11.............................      50,000       54,750
                                                              ------------
                                                                   342,094
                                                              ------------
      HOUSEHOLD DURABLES - 0.3%
      Fedders North America, Inc. 9.875%, due
        03/01/14 (144A)(a).......................      55,000       50,600
                                                              ------------
      MACHINERY - 0.2%
      Manitowoc, Inc. 7.125%, due 11/01/13.......      30,000       30,150
                                                              ------------
      MARINE - 0.2%
      Great Lakes Dredge & Dock Corp. 7.750%,
        due 12/15/13.............................      50,000       42,500
                                                              ------------
      MEDIA - 2.0%
      Dex Media West LLC 9.875%, due
        08/15/13.................................      70,000       77,175
      Insight Communications Co., Inc., 0.000%/
        12.250%, due 02/15/11+...................     100,000       90,500
      Mediacom LLC 9.500%, due 01/15/13..........     100,000       97,000
      Paxson Communications Corp. 10.750%,
        due 07/15/08.............................     100,000      102,000
                                                              ------------
                                                                   366,675
                                                              ------------
      METALS & MINING - 0.3%
      International Steel Group, Inc. 6.500%, due
        04/15/14 (144A)(a).......................      35,000       32,987
      Neenah Foundry Co. 13.000%, due 09/30/13
        (144A)(a)................................      30,000       29,550
                                                              ------------
                                                                    62,537
                                                              ------------
      OIL & GAS - 2.5%
      Dynegy Holdings, Inc. 9.875%, due 07/15/10
        (144A)(a)................................      50,000       54,000
      EXCO Resources, Inc. 7.250%, due
        01/15/11.................................      50,000       51,000
      NRG Energy, Inc. 8.000%, due 12/15/13
        (144A)(a)................................     100,000      101,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Range Resources Corp.
       7.375%, due 07/15/13...................... $    35,000 $     35,000
      7.375%, due 07/15/13 (144A)(a).............      25,000       25,000
     Semco Energy, Inc. 7.125%, due 05/15/08.....      25,000       25,750
     Sonat, Inc. 7.625%, due 07/15/11............      10,000        8,975
     Teco Energy, Inc. 7.500%, due 06/15/10......     100,000      101,500
     Williams Companies, Inc. (The)
       8.625%, due 06/01/10......................      25,000       27,625
      7.875%, due 09/01/21.......................      25,000       24,187
                                                              ------------
                                                                   454,537
                                                              ------------
     PAPER & FOREST PRODUCTS - 0.3%
     Buckeye Technologies, Inc. 8.000%, due
       10/15/10..................................      55,000       50,738
                                                              ------------
     PERSONAL PRODUCTS - 0.5%
     Elizabeth Arden, Inc 7.750%, due
       01/15/14..................................      65,000       66,462
     Elizabeth Arden, Inc. 7.750%, due 01/15/14
       (144A)(a).................................      35,000       35,788
                                                              ------------
                                                                   102,250
                                                              ------------
     RETAIL - SPECIALTY - 0.7%
     Ferrellgas Partners LLP 6.750%, due 05/01/14
       (144A)(a).................................     100,000       97,000
     Saks, Inc. 7.375%, due 02/15/19.............      25,000       24,000
                                                              ------------
                                                                   121,000
                                                              ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
     Cincinnati Bell, Inc. 8.375%, due 01/15/14..      35,000       31,325
     Qwest Capital Funding, Inc. 7.900%, due
       08/15/10..................................     100,000       89,000
     Qwest Communications International, Inc.
       7.250%, due 02/15/11 (144A)(a)............      25,000       23,437
                                                              ------------
                                                                   143,762
                                                              ------------

     TELECOMMUNICATION SERVICES - WIRELESS - 1.1%
     Centennial Communications Corp. 10.125%,
       due 06/15/13..............................     100,000      103,750
     Nextel Partners, Inc. 8.125%, due
       07/01/11..................................     100,000      102,500
                                                              ------------
                                                                   206,250
                                                              ------------

     TEXTILES, APPAREL & LUXURY GOODS - 0.3%
     Invista, Inc. 9.250%, due 05/01/12
       (144A)(a).................................      35,000       35,350
     Tommy Hilfiger U.S.A, Inc. 6.850%, due
       06/01/08..................................      25,000       25,156
                                                              ------------
                                                                    60,506
                                                              ------------

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     TRANSPORTATION - 0.1%
     Horizon Lines LLC 9.000%, due 11/01/12
       (144A)(a).................................. $    15,000 $     15,000
                                                               ------------
     U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.4%
     Federal National Mortgage Association
       6.000%, due 05/01/33.......................      78,171       79,970
                                                               ------------
     Total Domestic Bonds & Debt Securities
     (Cost $3,433,612)                                            3,415,770
                                                               ------------
     CONVERTIBLE BONDS - 4.4%
     AEROSPACE & DEFENSE - 0.4%
     Alliant Techsystems, Inc. 2.750%, due
       02/15/24 (144A)(a).........................      75,000       78,000
                                                               ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.3%
     Kroll, Inc. 1.750%, due 01/15/14
       (144A)(a)..................................      50,000       53,000
                                                               ------------
     COMPUTERS & PERIPHERALS - 0.1%
     Maxtor Corp. 6.800%, due 04/30/10............      10,000       10,600
                                                               ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
     Fisher Scientific International, Inc. 2.500%,
       due 10/01/23...............................     100,000      140,625
     FLIR Systems, Inc. 3.000%, due 06/01/23......     100,000      142,875
     LSI Logic Corp. 4.000%, due 05/15/10.........      50,000       50,250
     Mentor Graphics Corp. 6.875%, due
       06/15/07...................................      50,000       52,875
                                                               ------------
                                                                    386,625
                                                               ------------
     MACHINERY - 0.3%
     Agco Corp. 1.750%, due 12/31/33
       (144A)(a)..................................      50,000       55,313
                                                               ------------
     MEDIA - 0.3%
     Liberty Media Corp. 3.250%, due 03/15/31.....      50,000       45,000
     Sinclair Broadcast Group, Inc., 4.875%/
       2.000%, due 07/15/18+......................       5,000        4,650
                                                               ------------
                                                                     49,650
                                                               ------------

     METALS & MINING - 0.3%
     Placer Dome, Inc. 2.750%, due 10/15/23
       (144A)(a)..................................      50,000       56,750
                                                               ------------
     SOFTWARE - 0.4%
     EMC Corp. 4.500%, due 04/01/07...............      70,000       77,087
                                                               ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
     RF Micro Devices, Inc. 1.500%, due
       07/01/10...................................      35,000       41,475
                                                               ------------
     Total Convertible Bonds
     (Cost $757,850)                                                808,500
                                                               ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           -----------------------------------------------------------
           SECURITY                                          VALUE
           DESCRIPTION                            SHARES    (NOTE 2)
           -----------------------------------------------------------

           COMMON STOCKS - 65.5%
           AUTO COMPONENTS - 4.2%
           Cummins, Inc..........................  2,700  $    168,750
           Dana Corp.............................  8,400       164,640
           Genuine Parts Co...................... 11,100       440,448
                                                          ------------
                                                               773,838
                                                          ------------
           BIOTECHNOLOGY - 0.4%
           Amgen, Inc.*..........................  1,200        65,484
                                                          ------------
           CHEMICALS - 8.0%
           Crompton Corp......................... 29,100       183,330
           Dow Chemical Co.......................  8,500       345,950
           Eastman Chemical Co...................  8,900       411,447
           IMC Global, Inc....................... 18,100       242,540
           Monsanto Co...........................  7,300       281,050
                                                          ------------
                                                             1,464,317
                                                          ------------
           COMMERCIAL SERVICES & SUPPLIES - 4.0%
           R.R. Donnelley & Son Co............... 13,500       445,770
           The ServiceMaster Co.................. 23,200       285,824
                                                          ------------
                                                               731,594
                                                          ------------
           ELECTRICAL EQUIPMENT - 3.5%
           Hubbell, Inc. - Class B...............  6,600       308,286
           Snap-On, Inc..........................  9,800       328,790
                                                          ------------
                                                               637,076
                                                          ------------
           ENERGY EQUIPMENT & SERVICES - 1.4%
           Halliburton Co........................  8,500       257,210
                                                          ------------
           FOOD & DRUG RETAILING - 3.8%
           Archer-Daniels-Midland Co.............  2,400        40,272
           H.J. Heinz Co......................... 10,300       403,760
           Kellogg Co............................  6,200       259,470
                                                          ------------
                                                               703,502
                                                          ------------
           FOOD RETAILERS - 1.1%
           Albertson's, Inc.*....................  7,600       201,704
                                                          ------------

           HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 1.3%
           Newell Rubbermaid, Inc................ 10,500       246,750
                                                          ------------
           HOUSEHOLD DURABLES - 2.4%
           Tupperware Corp....................... 23,100       448,833
                                                          ------------
           INSURANCE - 6.4%
           Arthur J. Gallagher & Co..............  4,500       137,025
           Chubb Corp............................  1,000        27,940
           Lincoln National Corp.................  3,800       179,550
           Max Re Capital, Ltd...................  3,600        70,128
           PartnerRe, Ltd........................  2,300       130,479
           SAFECO Corp...........................  6,600       290,400
           St. Paul Companies, Inc...............  3,157       127,985
           XL Capital, Ltd. - Class A............  2,900       218,834
                                                          ------------
                                                             1,182,341
                                                          ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        MACHINERY - 0.5%
        CNH Global N.V.............................  4,200 $     86,688
                                                           ------------
        MEDIA - 0.3%
        Metro-Goldwyn-Mayer, Inc.*.................  4,100       49,610
                                                           ------------
        METALS & MINING - 2.5%
        Ball Corp..................................  1,900      136,895
        Timken Co.................................. 12,400      328,476
                                                           ------------
                                                                465,371
                                                           ------------
        OIL & GAS - 12.2%
        Ameren Corp................................  9,300      399,528
        ChevronTexaco Corp.........................  4,200      395,262
        EOG Resources, Inc.........................    900       53,739
        FPL Group, Inc.............................  1,500       82,215
        Kerr-McGee Corp............................  3,300      177,441
        NiSource, Inc.............................. 17,600      362,912
        Northeast Utilities........................ 16,100      313,467
        Puget Energy, Inc.......................... 20,600      451,346
                                                           ------------
                                                              2,235,910
                                                           ------------
        PAPER & FOREST PRODUCTS - 3.8%
        Georgia-Pacific Corp.......................  9,300      343,914
        MeadWestvaco Corp.......................... 12,300      361,497
                                                           ------------
                                                                705,411
                                                           ------------
        PHARMACEUTICALS - 2.0%
        Bristol-Myers Squibb Co.................... 13,400      328,300
        Mylan Laboratories, Inc....................  1,850       37,462
                                                           ------------
                                                                365,762
                                                           ------------

        REAL ESTATE - 3.3%
        Health Care Property Investors, Inc. (REIT) 14,900      358,196
        Healthcare Realty Trust, Inc. (REIT).......  6,400      239,872
                                                           ------------
                                                                598,068
                                                           ------------

        RETAIL - MULTILINE - 2.0%
        J.C. Penney Co., Inc.......................  5,600      211,456
        May Department Stores Co...................  5,900      162,191
                                                           ------------
                                                                373,647
                                                           ------------
        RETAIL - SPECIALTY - 0.5%
        Foot Locker, Inc...........................  3,700       90,058
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
        SBC Communications, Inc.................... 14,700      356,475
                                                           ------------
        Total Common Stocks
        (Cost $10,704,133)                                   12,039,649
                                                           ------------
        PREFERRED STOCK - 2.4%
        ELECTRICAL EQUIPMENT - 0.9%
        CMS Energy Corp. 4.500% (144A)(a)..........  3,000      169,500
                                                           ------------
        FINANCIAL SERVICES - 0.1%
        Doral Financial Corp. 4.75%................     35        9,242
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      FOOD RETAILERS - 0.5%
      Albertson's, Inc...........................      3,500 $     96,915
                                                             ------------
      INSURANCE - 0.7%
      XL Capital, Ltd. 6.50%.....................      5,000      126,950
                                                             ------------
      MEDIA - 0.2%
      Interpublic Group of Companies, Inc.
        5.370%...................................        650       33,170
                                                             ------------
      Total Preferred Stock
      (Cost $408,331)                                             435,777
                                                             ------------

      SHORT-TERM INVESTMENTS - 9.6%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/04 at 0.10% to be
        repurchased at $1,766,005 on 07/01/04
        collateralized by $1,795,000 FNMA
        2.000% due 03/15/05 with a value of
        $1,804,937 (Cost $1,766,000)............. $1,766,000    1,766,000
                                                             ------------

      TOTAL INVESTMENTS - 100.5%
      (Cost $17,069,926)                                       18,465,696

      Other Assets and Liabilities (net) - (0.5%)                 (92,260)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 18,373,436
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 76.7%
      AEROSPACE & DEFENSE - 1.9%
      Alliant Techsystems, Inc. 8.500%, due
        05/15/11............................ $     750,000 $       813,750
      Armor Holdings, Inc. 8.250%, due
        08/15/13............................     2,000,000       2,150,000
      DRS Technologies, Inc. 6.875%, due
        11/01/13(b).........................     4,000,000       3,920,000
      Esterline Technologies Corp. 7.750%,
        due 06/15/13........................     3,000,000       3,105,000
      L 3 Communications Corp. 6.125%, due
        01/15/14............................     3,000,000       2,880,000
      L-3 Communications Corp. 7.625%, due
        06/15/12............................     2,000,000       2,120,000
      Raytheon Co. 4.850%, due
        01/15/11(b).........................     6,000,000       5,963,256
      Titan Corp. 8.000%, due 05/15/11
        (144A)(a)...........................     1,000,000       1,015,000
                                                           ---------------
                                                                21,967,006
                                                           ---------------
      AIRLINES - 0.4%
      American Airlines, - Class B 8.608%,
        due 04/01/11(b).....................     2,000,000       1,820,107
      Continental Airlines, Inc. 7.461%, due
        04/01/13............................     1,011,572         801,746
      Delta Air Lines 7.711%, due
        09/18/11(b).........................     2,500,000       1,615,978
                                                           ---------------
                                                                 4,237,831
                                                           ---------------
      AUTO COMPONENTS - 2.1%
      ArvinMeritor, Inc. 8.750%, due
        03/01/12(b).........................     2,500,000       2,725,000
      Collins & Aikman Products Co.
        10.750%, due 12/31/11...............     2,000,000       2,020,000
      Cummins, Inc. 9.500%, due
        12/01/10............................     2,500,000       2,843,750
      Dana Corp.
        10.125%, due 03/15/10...............     2,000,000       2,275,000
       7.000%, due 03/01/29.................       725,000         699,625
      Delco Remy International, Inc.
        11.000%, due 05/01/09...............     3,000,000       3,180,000
      Eaglepicher, Inc. 9.750%, due
        09/01/13............................     1,200,000       1,296,000
      Goodyear Tire & Rubber Co. 7.857%,
        due 08/15/11(b).....................     3,500,000       3,211,250
      Tenneco Automotive, Inc., - Series B
       11.625%, due 10/15/09(b).............     2,000,000       2,160,000
       10.250%, due 07/15/13(b).............       900,000       1,021,500
      TRW Automotive, Inc. 9.375%, due
        02/15/13............................     1,785,000       2,021,513
                                                           ---------------
                                                                23,453,638
                                                           ---------------

    ------------------------------------------------------------------------
    SECURITY                                       PAR           VALUE
    DESCRIPTION                                   AMOUNT        (NOTE 2)
    ------------------------------------------------------------------------

    AUTOMOTIVE LOANS - 0.3%
    Ford Motor Credit Co. 7.250%, due
      10/25/11(b)............................. $   3,000,000 $     3,137,304
                                                             ---------------
    AUTOMOBILES - 0.3%
    General Motors Corp. 7.125%, due
      07/15/13(b).............................     3,000,000       3,086,250
                                                             ---------------
    BANKS - 0.9%
    Bank of America Corp. 3.250%, due
      08/15/08(b).............................     7,500,000       7,248,187
    Regions Financial Corp. 7.000%, due
      03/01/11................................     1,500,000       1,683,653
    Wachovia Corp. 6.605%, due
      10/01/25................................     1,000,000       1,059,771
                                                             ---------------
                                                                   9,991,611
                                                             ---------------
    BUILDING PRODUCTS - 0.1%
    American Standard, Inc. 8.250%, due
      06/01/09................................     1,500,000       1,687,500
                                                             ---------------
    BUILDING MATERIALS - 0.2%
    Jacuzzi Brands, Inc. 9.625%, due
      07/01/10................................     2,500,000       2,687,500
                                                             ---------------
    CAPITAL GOODS - DIVERSIFIED - 1.9%
    Blount, Inc. 13.000%, due 08/01/09........     2,800,000       3,013,500
    J.B. Poindexter & Co.
      8.750%, due 03/15/14 (144A)(a)..........     1,500,000       1,530,000
    Sensus Metering Systems, Inc.
      8.625%, due 12/15/13 (144A)(a)..........     4,000,000       3,860,000
    TriMas Corp. 9.875%, due 06/15/12.........     1,025,000       1,091,625
    Trinity Industries, Inc. 6.500%, due
      03/15/14 (144A)(a)......................     2,500,000       2,300,000
    Tyco International Group S.A.
      6.000%, due 11/15/13....................     4,000,000       4,119,388
    Tyco International Group S.A., - Series A,
      Convertible 2.750%, due 01/15/18........     4,000,000       6,030,000
                                                             ---------------
                                                                  21,944,513
                                                             ---------------
    CHEMICALS - 2.9%
    Airgas, Inc.
      9.125%, due 10/01/11....................     1,000,000       1,132,500
     6.250%, due 07/15/14 (144A)(a)...........     2,000,000       1,925,000
    Ferro Corp. 9.125%, due 01/01/09..........     1,000,000       1,149,435
    Hercules, Inc. 6.750%, due 10/15/29
      (144A)(a)...............................     3,500,000       3,377,500
    Huntsman International Holdings LLC
      0.002%, due 12/31/09+...................       500,000         247,500
    IMC Global, Inc., - Series B
      11.250%, due 06/01/11...................     4,000,000       4,630,000
    Kraton Polymers LLC
      8.125%, due 01/15/14 (144A)(a)..........     3,000,000       3,045,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     CHEMICALS - CONTINUED
     Lyondell Chemical Co., - Series A
       9.625%, due 05/01/07(b)............... $   3,000,000 $     3,150,000
     Nalco Co. 8.875%, due 11/15/13
       (144A)(a).............................     4,000,000       4,210,000
     Nova Chemicals Corp. 6.500%, due
       01/15/12..............................     2,800,000       2,772,000
     Rhodia S.A. 8.875%, due 06/01/11
       (144A)(a)(b)..........................     3,000,000       2,550,000
     Terra Capital, Inc. 11.500%, due
       06/01/10..............................     3,000,000       3,300,000
     United Industries Corp., - Series D
       9.875%, due 04/01/09..................     1,150,000       1,201,750
                                                            ---------------
                                                                 32,690,685
                                                            ---------------
     COMMERCIAL SERVICES & SUPPLIES - 1.2%
     Iron Mountain, Inc.
       8.625%, due 04/01/13..................     3,000,000       3,195,000
      7.750%, due 01/15/15...................     8,400,000       8,379,000
     JohnsonDiversey Holdings, Inc., -
       Series B 9.625%, due 05/15/12(b)......     2,000,000       2,190,000
                                                            ---------------
                                                                 13,764,000
                                                            ---------------
     COMPUTERS & PERIPHERALS - 0.3%
     ASML Holding N.V., Convertible
       5.750%, due 10/15/06..................     2,000,000       2,345,000
     Seagate Technology HDD Holdings
       8.000%, due 05/15/09(b)...............     1,500,000       1,575,000
                                                            ---------------
                                                                  3,920,000
                                                            ---------------
     CONSTRUCTION & ENGINEERING - 0.1%
     Shaw Group, Inc. (The) 10.750%, due
       03/15/10(b)...........................     1,500,000       1,477,500
                                                            ---------------
     CONSUMER PRODUCTS - 0.6%
     Rayovac Corp. 8.500%, due
       10/01/13..............................     6,000,000       6,330,000
                                                            ---------------
     CONTAINERS & PACKAGING - 3.5%
     AEP Industries, Inc. 9.875%, due
       11/15/07(b)...........................     2,500,000       2,575,000
     Anchor Glass Container Corp., - Series B
       11.000%, due 02/15/13.................     3,000,000       3,446,250
     Bway Corp. 10.000%, due 10/15/10........     4,000,000       4,220,000
     Constar International, Inc. 11.000%,
       due 12/01/12(b).......................     2,000,000       1,880,000
     Crown Cork & Seal, Inc. 7.375%, due
       12/15/26(b)...........................     7,500,000       6,262,500
     Graham Packaging Holdings Co.
       1.000%, due 01/15/09(b)...............     1,750,000       1,809,063
     Owens Brockway Glass Container, Inc.
      8.875%, due 02/15/09...................     4,000,000       4,340,000
      7.750%, due 05/15/11...................     5,500,000       5,747,500

    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    CONTAINERS & PACKAGING - CONTINUED
    Portola Packaging, Inc. 8.250%, due
      02/01/12 (144A)(a)(b).................. $   3,000,000 $     2,415,000
    Solo Cup Co. 8.500%, due 02/15/14
      (144A)(a)(b)...........................     4,000,000       3,740,000
    Tekni-Plex, Inc. 8.750%, due 11/15/13
      (144A)(a)..............................     3,500,000       3,360,000
                                                            ---------------
                                                                 39,795,313
                                                            ---------------
    DRUG RETAIL - 0.1%
    Cole National Group, Inc. 8.875%, due
      05/15/12...............................     1,500,000       1,608,750
                                                            ---------------
    ELECTRIC SERVICES - 3.8%
    AES Corp. (The)
      8.875%, due 02/15/11(b)................     1,000,000       1,042,500
     8.750%, due 05/15/13 (144A)(a)..........     3,500,000       3,766,875
     7.750%, due 03/01/14....................     1,800,000       1,739,250
    Calpine Corp.
      7.875%, due 04/01/08(b)................     2,300,000       1,506,500
     11.500%, due 04/01/11
       (144A)(a)(b)..........................     3,000,000       2,655,000
    Duke Energy Co. 5.375%, due
      01/01/09...............................     6,500,000       6,674,505
    Midwest Generation LLC 8.750%, due
      05/01/34 (144A)(a).....................     4,000,000       4,060,000
    Mission Energy Holding Co. 13.500%,
      due 07/15/08...........................     2,000,000       2,247,500
    NRG Energy, Inc. 8.000%, due 12/15/13
      (144A)(a)..............................     7,500,000       7,612,500
    Pacific Gas and Electric Co. 4.800%, due
      03/01/14...............................     4,000,000       3,797,344
    PP&L, Inc. 6.550%, due 03/01/06..........     1,250,000       1,318,833
    PSE&G Energy Holdings, Inc. 8.500%,
      due 06/15/11...........................     1,500,000       1,612,500
    Virginia Electric & Power Co. 4.500%,
      due 12/15/10(b)........................     5,000,000       4,892,405
    Virginia Electric & Power Co., - Series A
      7.000%, due 01/01/24...................       700,000         715,096
                                                            ---------------
                                                                 43,640,808
                                                            ---------------
    ELECTRIC UTILITIES - 0.9%
    Dynegy Holdings, Inc.
     9.875%, due 07/15/10 (144A)(a)..........     4,500,000       4,860,000
    Teco Energy, Inc.
     7.500%, due 06/15/10(b).................     5,500,000       5,582,500
                                                            ---------------
                                                                 10,442,500
                                                            ---------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
    Amkor Technology, Inc. 7.125%, due
      03/15/11 (144A)(a)(b)..................     3,000,000       2,827,500
    Communications & Power Industries,
      Inc. 8.000%, due 02/01/12..............     6,500,000       6,532,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
      Corning, Inc. 5.900%,
        due 03/15/14(b).................... $   3,000,000 $     2,820,000
      Sanmina Scientific Corp. 10.375%,
        due 01/15/10.......................     1,500,000       1,725,000
      Stmicroelectronics N.V., Convertible
        (0.279)%, due 07/05/13(a)+.........     3,000,000       2,933,037
                                                          ---------------
                                                               16,838,037
                                                          ---------------
      ENERGY EQUIPMENT & SERVICES - 0.6%
      PPL Corp. 6.400%, due 11/01/11.......     2,000,000       2,122,888
      Reliant Resources, Inc.
        9.500%, due 07/15/13...............     4,500,000       4,871,250
                                                          ---------------
                                                                6,994,138
                                                          ---------------
      ENVIRONMENTAL SERVICES - 1.0%
      Allied Waste North America, Inc.
        6.500%, due 11/15/10 (144A)(a).....     2,000,000       1,990,000
       5.750%, due 02/15/11 (144A)(a)......     4,000,000       3,810,000
       7.875%, due 04/15/13................     5,000,000       5,250,000
                                                          ---------------
                                                               11,050,000
                                                          ---------------
      FINANCIAL SERVICES - 0.2%
      JSG Funding 9.625%, due 10/01/12.....     1,850,000       2,035,000
                                                          ---------------
      FOOD PRODUCTS - 3.2%
      American Seafoods Group LLC
        10.125%, due 04/15/10..............     1,000,000       1,200,000
      ConAgra Foods, Inc. 6.000%, due
        09/15/06...........................     1,000,000       1,052,736
      Corn Products International, Inc.
        8.450%, due 08/15/09...............     1,250,000       1,390,625
      Dean Foods Co. 6.625%, due
        05/15/09...........................     3,000,000       3,105,000
      Del Monte Corp.
        9.250%, due 05/15/11(b)............     1,500,000       1,646,250
       8.625%, due 12/15/12................       750,000         811,875
      Dole Food Co., Inc.
        8.875%, due 03/15/11...............     2,000,000       2,125,000
       1.000%, due 07/15/13................     2,000,000       2,100,000
      Land O Lakes, Inc.
        9.000%, due 12/15/10 (144A)(a).....     1,900,000       1,987,875
       8.750%, due 11/15/11(b).............     1,000,000         925,000
      Le-Natures, Inc. 9.000%, due 06/15/13
        (144A)(a)..........................     3,500,000       3,640,000
      Michael Foods, Inc. 8.000%, due
        11/15/13...........................     4,000,000       4,150,000
      Nestle Holdings, Inc.
        3.000%, due 05/09/05...............     5,000,000       5,897,000
      Pinnacle Foods Holdings Corp.
        8.250%, due 12/01/13 (144A)(a).....     6,750,000       6,547,500
                                                          ---------------
                                                               36,578,861
                                                          ---------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      FOOD RETAILERS - 2.0%
      Ahold USA, Inc. 8.250%, due
        07/15/10............................ $   2,000,000 $     2,120,000
      Alimentation Couch-Tard, Inc. 7.500%,
        due 12/15/13........................     2,725,000       2,738,625
      B & G Foods, Inc. 9.625%, due
        08/01/07............................     5,000,000       5,112,500
      Dominos, Inc. 8.250%, due 07/01/11....     3,000,000       3,195,000
      Ingles Markets, Inc. 8.875%, due
        12/01/11(b).........................     3,000,000       3,097,500
      Roundys, Inc., - Series B 8.875%, due
        06/15/12............................     1,500,000       1,597,500
      Stater Brothers Holdings, Inc. 8.125%,
        due 06/15/12 (144A)(a)..............     5,000,000       5,043,750
                                                           ---------------
                                                                22,904,875
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
      Fisher Scientific International, Inc.
        8.000%, due 09/01/13(b).............     2,000,000       2,150,000
      Fresenius Med Cap Trust II
        7.875%, due 02/01/08................     1,050,000       1,107,750
      Hanger Orthopedic Group, Inc.
        10.375%, due 02/15/09(b)............     1,000,000       1,027,500
      Medex, Inc. 8.875%, due 05/15/13......     5,500,000       5,830,000
                                                           ---------------
                                                                10,115,250
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 3.0%
      Ameripath, Inc. 10.500%, due
        04/01/13(b).........................     4,000,000       4,060,000
      Ardent Health Services, Inc. 10.000%,
        due 08/15/13........................     2,000,000       2,150,000
      Beverly Enterprises, Inc. 7.875%, due
        06/15/14 (144A)(a)..................     1,000,000         988,750
      Coventry Health Care, Inc. 8.125%, due
        02/15/12............................     1,500,000       1,650,000
      HCA, Inc. 7.690%, due 06/15/25........     1,500,000       1,491,405
      HealthSouth Corp.
        10.750%, due 10/01/08(b)............       500,000         517,500
       8.375%, due 10/01/11(b)..............     1,500,000       1,458,750
      National Nephrology Associations, Inc.
        9.000%, due 11/01/11 (144A)(a)......     1,500,000       1,725,000
      OMEGA Healthcare Investors, Inc.(REIT)
        7.000%, due 04/01/14 (144A)(a)......     1,000,000         950,000
      PacifiCare Health Systems, Inc.
        10.750%, due 06/01/09...............     1,950,000       2,232,750
      Perkinelmer, Inc. 8.875%, due
        01/15/13............................     3,500,000       3,841,250
      Rotech Healthcare, Inc. 9.500%, due
        04/01/12............................     2,000,000       2,145,000
      Senior Housing Properties Trust (REIT)
        7.875%, due 04/15/15................     1,000,000       1,027,469

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - CONTINUED
     Tenet Healthcare Corp. 7.375%, due
       02/01/13(b).......................... $   6,000,000 $     5,460,000
     Triad Hospitals, Inc. 7.000%, due
       11/15/13(b)..........................     2,500,000       2,387,500
     UnitedHealth Group, Inc. 4.875%, due
       04/01/13.............................     1,500,000       1,466,517
     Ventas Realty LP (REIT) 8.750%, due
       05/01/09.............................     1,000,000       1,085,000
                                                           ---------------
                                                                34,636,891
                                                           ---------------
     HOMEBUILDERS - 0.7%
     Beazer Homes USA, Inc.
       8.375%, due 04/15/12(b)..............     1,000,000       1,060,000
      6.500%, due 11/15/13..................     4,500,000       4,275,000
     Schuler Homes, Inc. 9.375%, due
       07/15/09.............................     1,500,000       1,653,750
     William Lyon Homes, Inc. 10.750%, due
       04/01/13.............................     1,150,000       1,276,500
                                                           ---------------
                                                                 8,265,250
                                                           ---------------
     HOTELS, RESTAURANTS & LEISURE - 6.5%
     Aztar Corp.
       9.000%, due 08/15/11(b)..............     1,000,000       1,112,500
      7.875%, due 06/15/14 (144A)(a)........     1,000,000       1,015,000
     Boyd Gaming Corp. 8.750%, due
       04/15/12.............................     4,000,000       4,280,000
     Friendly Ice Cream Corp. 8.375%, due
       06/15/12 (144A)(a)...................     3,500,000       3,412,500
     Gaylord Entertainment Co. 8.000%, due
       11/15/13.............................     7,500,000       7,640,625
     Hard Rock Hotel, Inc. 8.875%, due
       06/01/13.............................     6,000,000       6,090,000
     Harrah's Operation Co., Inc. 7.500%,
       due 01/15/09.........................     1,700,000       1,864,064
     Hilton Hotels Corp. 8.250%, due
       02/15/11(b)..........................     1,500,000       1,676,250
     Host Marriott Corp. (REIT), - Series B
       7.875%, due 08/01/08(b)..............     2,821,000       2,905,630
     Host Marriott LP (REIT), - Series G
       9.250%, due 10/01/07.................     2,250,000       2,491,875
     Isle of Capri Casinos, Inc.
       9.000%, due 03/15/12.................     3,000,000       3,247,500
      7.000%, due 03/01/14 (144A)(a)........     3,500,000       3,263,750
     John Q Hammons Hotels, Inc., - Series B
       8.875%, due 05/15/12.................     1,500,000       1,635,000
     Mandalay Resort Group 9.375%, due
       02/15/10(b)..........................     2,000,000       2,190,000
     Mohegan Tribal Gaming Authority
       6.375%, due 07/15/09.................     3,000,000       3,022,500
     O' Charleys, Inc. 9.000%, due
       11/01/13.............................     2,000,000       2,080,000

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Park Place Entertainment Corp.
        7.875%, due 12/15/05................ $   3,250,000 $     3,424,687
       9.375%, due 02/15/07.................     1,750,000       1,905,313
      Penn National Gaming, Inc. 6.875%,
        due 12/01/11 (144A)(a)..............     3,000,000       2,958,750
      Premier Entertainment Biloxi LLC
        10.750%, due 02/01/12 (144A)(a).....     1,225,000       1,292,375
      River Rock Entertainment Authority
        9.750%, due 11/01/11................     4,500,000       4,927,500
      Seneca Gaming Corp. 7.250%, due
        05/01/12 (144A)(a)..................       750,000         752,812
      Six Flags, Inc. 9.500%, due
        02/01/09(b).........................     2,000,000       2,065,000
      Station Casinos Inc. 6.500%, due
        02/01/14............................     5,500,000       5,321,250
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10 (144A)(a)......     1,500,000       1,575,000
      Venetian Casino Resort 11.000%, due
        06/15/10............................     2,000,000       2,320,000
                                                           ---------------
                                                                74,469,881
                                                           ---------------
      HOUSEHOLD DURABLES - 0.4%
      D. R. Horton, Inc. 6.875%, due
        05/01/13(b).........................     1,000,000       1,025,000
      Fedders North America, Inc.
        9.875%, due 03/01/14 (144A)(a)......     4,000,000       3,680,000
                                                           ---------------
                                                                 4,705,000
                                                           ---------------
      LEISURE EQUIPMENT & PRODUCTS - 0.4%
      K2, Inc. 7.375%, due 07/01/14
        (144A)(a)...........................       350,000         357,875
      Warner Music Group 7.375%, due
        04/15/14 (144A)(a)..................     3,950,000       3,831,500
                                                           ---------------
                                                                 4,189,375
                                                           ---------------

      MACHINERY - 0.7%
      AGCO Corp. 9.500%, due 05/01/08.......     1,250,000       1,368,750
      Case New Holland, Inc. 9.250%, due
        08/01/11 (144A)(a)..................     1,200,000       1,266,000
      Dresser, Inc. 9.375%, due 04/15/11....     1,000,000       1,075,000
      JLG Industries, Inc. 8.250%, due
        05/01/08(b).........................     2,150,000       2,268,250
      Manitowoc Co., Inc. 7.125%, due
        11/01/13............................     2,500,000       2,512,500
                                                           ---------------
                                                                 8,490,500
                                                           ---------------
      MEDIA - 7.9%
      Allbritton Communications Co.
        7.750%, due 12/15/12................     7,500,000       7,425,000
      AMC Entertainment, Inc. 8.000%, due
        03/01/14 (144A)(a)..................     8,000,000       7,680,000
      AMFM, Inc. 8.000%, due 11/01/08.......       450,000         511,355

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - CONTINUED
     Block Communications, Inc. 9.250%,
       due 04/15/09......................... $   2,000,000 $     2,110,000
     Carmike Cinemas, Inc. 7.500%, due
       02/15/14 (144A)(a)(b)................     1,500,000       1,440,000
     Century Communications Corp. 8.375%,
       due 11/15/17(c)(b)...................       700,000         763,875
     Century Communications Corp., -
       Class A 9.500%, due
       03/01/05(c)(b).......................     1,850,000       2,044,250
     Charter Communications Holdings
       10.000%, due 04/01/09(b).............     5,000,000       4,200,000
      10.250%, due 09/15/10 (144A)(a).......     4,000,000       4,050,000
     Cinemark USA, Inc. 9.000%, due
       02/01/13.............................     1,750,000       1,918,438
     Clear Channel Communications, Inc.
       4.625%, due 01/15/08.................     2,500,000       2,528,405
     Comcast Corp. 5.850%, due
       01/15/10.............................     1,500,000       1,567,044
     CSC Holdings, Inc. 6.750%, due
       04/15/12 (144A)(a)...................     1,150,000       1,109,750
      7.625%, due 07/15/18(b)...............       900,000         843,750
     CSC Holdings, Inc., - Series B
       8.125%, due 08/15/09.................     4,000,000       4,180,000
     DirecTV Holdings LLC 8.375%, due
       03/15/13.............................     2,500,000       2,778,125
     EchoStar DBS Corp.
       10.375%, due 10/01/07................       600,000         644,250
      9.125%, due 01/15/09..................     1,625,000       1,789,531
      6.375%, due 10/01/11..................     3,000,000       2,970,000
     Emmis Operating Co. 6.875%, due
       05/15/12 (144A)(a)...................     4,000,000       3,940,000
     FrontierVision Operating Partners LP, -
       Series B 1.000%, due 09/15/07(c).....     1,000,000       1,245,000
     Globo Comunicacoes Participacao
       10.625%, due 12/05/08
       (144A)(a)(c).........................       750,000         438,750
     Insight Communications Co., Inc.
       0.000% / 12.250%, due
       02/15/11++(b)........................     9,000,000       8,145,000
     Lin Television Corp. 6.500%, due
       05/15/13(b)..........................     2,000,000       1,940,000
     Mediacom LLC
       8.500%, due 04/15/08(b)..............     6,350,000       6,413,500
      9.500%, due 01/15/13(b)...............     5,000,000       4,850,000
     Paxson Communications Corp.
       10.750%, due 07/15/08................     8,000,000       8,160,000
     Renaissance Media Group LLC 10.000%,
       due 04/15/08++.......................       750,000         776,250
     Sinclair Broadcast Group, Inc. 8.750%,
       due 12/15/11.........................     2,000,000       2,150,000

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - CONTINUED
     TV Azteca S.A. de C.V., - Series B,
       (Yankee) 10.500%, due
       02/15/07(b).......................... $   1,500,000 $     1,537,500
                                                           ---------------
                                                                90,149,773
                                                           ---------------
     METALS & MINING - 1.3%
     Century Aluminum Co. 11.750%, due
       04/15/08.............................     1,500,000       1,680,000
     Peabody Energy Corp.
       6.875%, due 03/15/13.................     1,000,000       1,017,500
      5.875%, due 04/15/16..................     2,500,000       2,287,500
     Placer Dome, Inc., Convertible
       2.750%, due 10/15/23 (144A)(a).......     7,000,000       7,945,000
     Timken Co. 5.750%, due 02/15/10........     1,500,000       1,504,926
     Valmont Industries, Inc.
       6.875%, due 05/01/14 (144A)(a).......       900,000         888,750
                                                           ---------------
                                                                15,323,676
                                                           ---------------

     OIL & GAS - 3.8%
     Ferrellgas Partners LLP
       8.750%, due 06/15/12.................     2,000,000       2,145,000
      6.750%, due 05/01/14 (144A)(a)........     2,000,000       1,940,000
     Hanover Compressor Co. 8.625%, due
       12/15/10.............................     3,000,000       3,120,000
     J Ray McDermott S.A. 11.000%, due
       12/15/13 (144A)(a)...................     1,250,000       1,212,500
     Key Energy Services, Inc.
       8.375%, due 03/01/08.................     1,000,000       1,040,000
      6.375%, due 05/01/13..................     1,750,000       1,662,500
     Northwest Pipeline Corp.
       8.125%, due 03/01/10.................     1,500,000       1,623,750
     Nuevo Energy Co., - Series B
       9.375%, due 10/01/10(b)..............        21,000          23,670
     Pioneer Natural Resources Co., -
       Series A 7.200%, due 01/15/28........     1,510,000       1,612,728
     Pride International, Inc. 7.375%, due
       07/15/14 (144A)(a)...................       550,000         558,250
     Schlumberger, Ltd. (Convertible)
       1.500%, due 06/01/23.................     6,000,000       6,382,500
     SEMCO Energy, Inc. 7.125%, due
       05/15/08.............................     8,000,000       8,240,000
     Sonat, Inc. 7.625%, due 07/15/11.......     1,500,000       1,346,250
     Suburban Propane Partners LP
       6.875%, due 12/15/13.................     4,875,000       4,765,313
     Swiss Life Financial, Ltd., Convertible
       2.000%, due 05/20/05.................     1,225,000       1,376,594
     Williams Cos, Inc.
       8.625%, due 06/01/10.................     1,250,000       1,381,250
      7.875%, due 09/01/21..................     5,000,000       4,837,500
                                                           ---------------
                                                                43,267,805
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS EXPLORATION & PRODUCTION - 2.5%
      Chesapeake Energy Corp.
        8.375%, due 11/01/08................ $   1,000,000 $     1,085,000
       7.500%, due 09/15/13(b)..............     3,150,000       3,291,750
      El Paso Production Holding Co. 7.750%,
        due 06/01/13........................     6,250,000       5,765,625
      EXCO Resources, Inc. 7.250%, due
        01/15/11............................     6,000,000       6,120,000
      Forest Oil Corp. 8.000%, due
        06/15/08(b).........................     1,500,000       1,605,000
      Houston Exploration Co. 7.000%,
        due 06/15/13........................     3,000,000       3,030,000
      KCS Energy, Inc. 7.125%, due
        04/01/12 (144A)(a)..................     1,700,000       1,700,000
      Magnum Hunter Resources, Inc.
        9.600%, due 03/15/12................     2,000,000       2,210,000
      Range Resources Corp.
        7.375%, due 07/15/13................     2,000,000       2,000,000
       7.375%, due 07/15/13 (144A)(a).......       575,000         575,000
      Stone Energy Corp. 8.250%, due
        12/15/11............................       750,000         785,625
                                                           ---------------
                                                                28,168,000
                                                           ---------------

      PAPER & FOREST PRODUCTS - 3.3%
      Abitibi-Consolidated, Inc. (Yankee)
        8.550%, due 08/01/10................     3,000,000       3,178,296
      Boise Cascade Corp. 6.500%, due
        11/01/10(b).........................     4,000,000       4,090,000
      Bowater, Inc. 6.500%, due
        06/15/13(b).........................     2,300,000       2,175,271
      Buckeye Technologies, Inc. 8.000%,
        due 10/15/10........................     5,400,000       4,981,500
      Georgia-Pacific Corp.
        8.250%, due 03/01/23(b).............     4,000,000       4,130,000
       8.125%, due 06/15/23(b)..............     1,950,000       2,013,375
      Jefferson Smurfit Corp. 7.500%, due
        06/01/13............................     2,500,000       2,487,500
      Longview Fibre Co. 10.000%, due
        01/15/09............................     1,500,000       1,627,500
      Norske Skog Canada, Ltd. 7.375%, due
        03/01/14 (144A)(a)..................     4,900,000       4,765,250
      Smurfit-Stone Container Corp. 8.250%,
        due 10/01/12........................     1,750,000       1,828,750
      Stone Container Corp.
        9.250%, due 02/01/08(b).............     1,000,000       1,097,500
       8.375%, due 07/01/12(b)..............       600,000         630,000
      Tembec Industries, Inc. 7.750%, due
        03/15/12............................     2,000,000       1,940,000
      Tembec Industries, Inc., (Yankee)
        8.625%, due 06/30/09(b).............     1,000,000       1,017,500

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - CONTINUED
      Temple-Inland, Inc. 7.875%, due
        05/01/12........................... $   1,250,000 $     1,416,556
                                                          ---------------
                                                               37,378,998
                                                          ---------------
      PERSONAL PRODUCTS - 0.5%
      Elizabeth Arden, Inc.
        7.750%, due 01/15/14 (144A)(a).....     6,000,000       6,135,000
                                                          ---------------
      PHARMACEUTICALS - 1.0%
      Alpharma, Inc. 8.625%, due 05/01/11
        (144A)(a)..........................     6,750,000       7,020,000
      Biovail Corp., (Yankee) 7.875%, due
        04/01/10(b)........................     5,000,000       4,962,500
                                                          ---------------
                                                               11,982,500
                                                          ---------------
      PUBLISHING - 2.1%
      American Color Graphics, Inc.
        10.000%, due 06/15/10..............     2,000,000       1,795,000
      American Media Operations, Inc., -
        Series B 10.250%, due 05/01/09.....     1,000,000       1,042,500
      Dex Media West - Series B 9.875%, due
        08/15/13...........................     3,500,000       3,858,750
      Dex Media, Inc. 8.000%, due 11/15/13
        (144A)(a)..........................     7,500,000       7,237,500
      Houghton Mifflin Co. 8.250%, due
        02/01/11...........................     6,000,000       6,030,000
      PRIMEDIA, Inc. 8.875%, due
        05/15/11(b)........................     3,950,000       3,930,250
                                                          ---------------
                                                               23,894,000
                                                          ---------------

      REAL ESTATE - 0.2%
      Felcor Lodging LP (REIT) 1.000%, due
        06/01/11(b)........................     2,260,000       2,344,750
                                                          ---------------
      RETAIL - MULTILINE - 1.1%
      JC Penney, Inc.
        8.000%, due 03/01/10...............     2,000,000       2,245,000
       6.875%, due 10/15/15................     1,750,000       1,804,688
       7.950%, due 04/01/17(b).............     1,500,000       1,674,375
      Rite Aid Corp. 8.125%, due 05/01/10..     6,000,000       6,345,000
                                                          ---------------
                                                               12,069,063
                                                          ---------------
      RETAIL - SPECIALTY - 0.7%
      Foot Locker, Inc. 8.500%, due
        01/15/22...........................     1,110,000       1,179,375
      J Crew Intermediate LLC 0.000% /
        16.000%, due 05/15/08++............       475,000         413,250
      Remington Arms Co. 10.500%, due
        02/01/11...........................     1,000,000         975,000
      Saks, Inc.
        9.875%, due 10/01/11...............     3,500,000       4,086,250
       7.375%, due 02/15/19................     1,000,000         960,000
                                                          ---------------
                                                                7,613,875
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     STEEL - 0.4%
     Armco, Inc. 9.000%, due 09/15/07....... $   1,500,000 $     1,481,250
     International Steel Group, Inc.
       6.500%, due 04/15/14 (144A)(a).......     3,000,000       2,827,500
                                                           ---------------
                                                                 4,308,750
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.7%
     Cincinnati Bell, Inc. 8.375%, due
       01/15/14(b)..........................     5,000,000       4,475,000
     Eircom Funding 8.250%, due
       08/15/13.............................     1,750,000       1,828,750
     Level 3 Financing, Inc. 10.750%, due
       10/15/11 (144A)(a)(b)................     3,000,000       2,662,500
     MCI, Inc.
       5.908%, due 05/01/07(b)..............     2,078,514       2,021,354
      6.688%, due 05/01/09(b)...............     2,078,514       1,927,821
      7.735%, due 05/01/14..................     1,781,583       1,598,971
     Qwest Capital Funding, Inc. 7.900%, due
       08/15/10(b)..........................    10,000,000       8,900,000
     Qwest Communications International,
       Inc.
       4.750%, due 02/15/09 (144A)(a)^......     1,600,000       1,504,000
      7.250%, due 02/15/11 (144A)(a)........     1,600,000       1,500,000
     Qwest Services Corp.
       13.500%, due 12/15/10 (144A)(a)......     3,000,000       3,502,500
     TeleCorp PCS, Inc. 10.625%, due
       07/15/10.............................     1,000,000       1,129,198
                                                           ---------------
                                                                31,050,094
                                                           ---------------
     TELECOMMUNICATION SERVICES - WIRELESS - 2.5%
     Alamosa Delaware, Inc. 11.000%, due
       07/31/10.............................     1,500,000       1,642,500
     Centennial Communications Corp.
       10.125%, due 06/15/13................     7,250,000       7,521,875
     Dobson Communications Corp.
       8.875%, due 10/01/13(b)..............     6,000,000       4,590,000
     Nextel Communications, Inc.
       6.875%, due 10/31/13(b)..............     1,000,000         996,250
      7.375%, due 08/01/15..................     1,500,000       1,522,500
     Nextel Partners, Inc. 8.125%, due
       07/01/11.............................     5,400,000       5,535,000
     Rogers Wireless Communications, Inc.
       9.625%, due 05/01/11.................     1,000,000       1,127,500
     Rural Cellular Corp. 9.750%, due
       01/15/10(b)..........................     3,500,000       3,193,750
     Western Wireless Corp. 9.250%, due
       07/15/13.............................     2,000,000       2,070,000
                                                           ---------------
                                                                28,199,375
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.3%
     Invista, Inc. 9.250%, due 05/01/12
       (144A)(a)............................     2,450,000       2,474,500

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTIONBR                             AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - CONTINUED
      Oxford Industries, Inc. 8.875%, due
        06/01/11 (144A)(a).................. $   1,000,000 $     1,060,000
                                                           ---------------
                                                                 3,534,500
                                                           ---------------

      TRANSPORTATION - 1.1%
      CHC Helicopter Corp. 7.375%, due
        05/01/14 (144A)(a)..................       950,000         938,125
      Great Lakes Dredge & Dock Corp.
        7.750%, due 12/15/13................     3,250,000       2,762,500
      Horizon Lines LLC 9.000%, due
        11/01/12 (144A)(a)..................       600,000         600,000
      Offshore Logistics, Inc. 6.125%, due
        06/15/13............................     4,000,000       3,820,000
      Stena AB 7.500%, due 11/01/13.........     4,000,000       3,975,000
                                                           ---------------
                                                                12,095,625
                                                           ---------------
      U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 2.7%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/15/06(b).............    10,000,000      10,469,850
      Federal National Mortgage Assoc.
        7.000%, due 09/01/29................       318,613         337,396
       7.000%, due 03/01/32.................       444,928         469,721
       7.000%, due 05/01/32.................     1,848,758       1,951,776
       6.000%, due 12/01/32.................     1,655,926       1,694,027
       6.000%, due 05/01/33.................    11,725,665      11,995,464
       5.500%, due 10/01/33.................     4,467,971       4,460,898
                                                           ---------------
                                                                31,379,132
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $866,593,590)                                      876,030,683
                                                           ---------------

      CONVERTIBLE BONDS - 14.7%
      ADVERTISING - 0.7%
      Lamar Advertising Co. 2.875%, due
        12/31/10............................     7,000,000       7,551,250
                                                           ---------------
      AEROSPACE & DEFENSE - 0.6%
      Alliant Techsystems, Inc. 2.750%, due
        02/15/24 (144A)(a)..................     3,500,000       3,640,000
      L-3 Communications Holdings, Inc.
        4.000%, due 09/15/11................     2,500,000       3,131,250
                                                           ---------------
                                                                 6,771,250
                                                           ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.2%
      Kroll, Inc. 1.750%, due 01/15/14
        (144A)(a)...........................     2,000,000       2,120,000
                                                           ---------------
      COMPUTER SOFTWARE & PROCESSING - 0.9%
      BEA Systems, Inc. 4.000%, due
        12/15/06............................     2,500,000       2,471,875
      Mentor Graphics Corp. 6.875%, due
        06/15/07............................     5,000,000       5,287,500
      Wind River Systems, Inc. 3.750%, due
        12/15/06............................     2,950,000       2,898,375
                                                           ---------------
                                                                10,657,750
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     COMPUTERS & PERIPHERALS - 0.1%
     Maxtor Corp. 6.800%, due 04/30/10...... $     730,000 $       773,800
                                                           ---------------
     ELECTRICAL EQUIPMENT - 0.8%
     Artesyn Technologies, Inc. 5.500%, due
       08/15/10.............................     1,900,000       2,712,250
     LSI Logic Corp. 4.000%, due
       05/15/10.............................     6,000,000       6,030,000
                                                           ---------------
                                                                 8,742,250
                                                           ---------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
     Corning, Inc.
       7.000%, due 03/15/07.................     1,000,000       1,005,000
      3.500%, due 11/01/08..................     1,500,000       2,118,750
     EDO Corp. 5.250%, due 04/15/07.........     2,500,000       2,628,125
     Flir Systems, Inc. 3.000%, due
       06/01/23.............................     5,000,000       7,143,750
     RF Micro Devices, Inc. 1.500%, due
       07/01/10.............................     5,000,000       5,925,000
                                                           ---------------
                                                                18,820,625
                                                           ---------------
     FOOD PRODUCTS - 0.8%
     Bunge, Ltd. 3.750%, due
       11/15/22(b)..........................     4,500,000       5,934,375
     General Mills, Inc. 2.165%, due
       10/28/22+............................     5,000,000       3,550,000
                                                           ---------------
                                                                 9,484,375
                                                           ---------------

     HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
     Abgenix, Inc., Convertible
       3.500%, due 03/15/07.................     1,225,000       1,143,844
     Advanced Medical Optics, Inc.
       2.500%, due 07/15/24 (144A)(a).......     1,350,000       1,483,312
     Fisher Scientific International, Inc.
       2.500%, due 10/01/23.................     6,500,000       9,140,625
     Invitrogen Corp. 1.500%, due 02/15/24
       (144A)(a)............................     5,500,000       5,190,625
     Medtronic, Inc. 1.250%, due
       09/15/21(b)..........................     4,000,000       4,080,000
                                                           ---------------
                                                                21,038,406
                                                           ---------------
     HEALTH CARE PROVIDERS & SERVICES - 0.7%
     Lifepoint Hospitals, Inc. 4.500%, due
       06/01/09.............................     4,000,000       4,155,000
     Universal Health Services, Inc. 0.426%,
       due 06/23/20.........................     5,500,000       3,293,125
                                                           ---------------
                                                                 7,448,125
                                                           ---------------
     HOTELS, RESTAURANTS & LEISURE - 0.5%
     Fairmont Hotels & Resorts, Inc. 3.750%,
       due 12/01/23.........................     5,500,000       5,596,250
                                                           ---------------
     LEISURE EQUIPMENT & PRODUCTS - 0.3%
     International Game Technology 0.671%,
       due 01/29/33+........................     4,000,000       3,415,000
                                                           ---------------

     ---------------------------------------------------------------------
     SECURITY                                 SHARES/PAR       VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MACHINERY - 0.3%
     AGCO Corp. 1.750%, due 12/31/33
       (144A)(a)............................ $   2,675,000 $     2,959,219
                                                           ---------------
     MEDIA - 1.2%
     Disney Walt Co. 2.125%, due
       04/15/23.............................     6,000,000       6,465,000
     Liberty Media Corp. 3.250%, due
       03/15/31.............................     6,000,000       5,400,000
     Sinclair Broadcast Group, Inc. 4.875% /
       2.000%, due 07/15/18++...............     2,500,000       2,325,000
                                                           ---------------
                                                                14,190,000
                                                           ---------------
     PHARMACEUTICALS - 1.9%
     Allergan, Inc. (0.285)%, due
       11/06/22+............................     3,000,000       3,195,000
     Amgen, Inc. 1.264%, due 03/01/32+......     2,000,000       1,480,000
     Amylin Pharmaceuticals, Inc. 2.500%,
       due 04/15/11 (144A)(a)...............     2,325,000       2,266,875
     Cephalon, Inc. 2.500%, due
       12/15/06.............................     3,500,000       3,381,875
     Teva Pharmaceutical Finance B.V.
       0.375%, due 11/15/22.................     3,500,000       5,591,250
      0.500%, due 02/01/24..................     2,500,000       2,593,750
     Watson Pharmaceuticals, Inc. 1.750%,
       due 03/15/23.........................     3,500,000       3,320,625
                                                           ---------------
                                                                21,829,375
                                                           ---------------
     RETAIL - MULTILINE - 0.4%
     Costco Wholesale Corp. 0.569%, due
       08/19/17+............................     5,000,000       4,731,250
                                                           ---------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
     Teradyne, Inc. 3.750%, due
       10/15/06.............................     4,000,000       4,240,000
                                                           ---------------
     SOFTWARE - 1.3%
     DST Systems, Inc., - Series A 4.125%,
       due 08/15/23.........................     6,000,000       7,530,000
     EMC Corp. 4.500%, due 04/01/07.........     6,500,000       7,158,125
                                                           ---------------
                                                                14,688,125
                                                           ---------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
     Nextel Communications, Inc. 5.250%,
       due 01/15/10.........................     2,500,000       2,443,750
                                                           ---------------
     Total Convertible Bonds
     (Cost $158,941,724)                                       167,500,800
                                                           ---------------

     COMMON STOCKS - 0.5%
     AEROSPACE & DEFENSE - 0.1%
     Raytheon Co.(b)........................        39,150       1,400,396
                                                           ---------------
     COMMUNICATIONS EQUIPMENT - 0.0%
     Call-Net Enterprises, Inc. -
       Class B*(b)..........................        16,571          47,227
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          ------------------------------------------------------------

          HEALTH CARE PROVIDERS & SERVICES - 0.4%
          Anthem, Inc. Convertible..........    11,500 $     1,181,165
          Baxter International, Inc.(b).....    45,000       2,563,200
                                                       ---------------
                                                             3,744,365
                                                       ---------------
          HOUSEHOLD PRODUCTS - 0.0%
          Leiner Health Products Group, Inc.
            Series C*(d)....................        82              82
                                                       ---------------
          INTERNET SOFTWARE & SERVICES - 0.0%
          McDATA Corp. - Class A*(b)........       440           2,367
                                                       ---------------
          PAPER & FOREST PRODUCTS - 0.0%
          PT Indah Kiat Pulp & Paper Corp.*. 1,867,500         119,215
                                                       ---------------
          SOFTWARE - 0.0%
          EMC Corp.*........................    12,000         136,800
                                                       ---------------
          Total Common Stocks
          (Cost $6,298,888)                                  5,450,452
                                                       ---------------

          PREFERRED STOCK - 3.3%
          BEVERAGES, FOOD & TOBACCO - 0.2%
          Constellation Brands, Inc.(b).....    75,000       2,469,750
                                                       ---------------
          ELECTRIC UTILITIES - 0.4%
          Dominion Resources, Inc. 9.50%....    85,000       4,624,000
                                                       ---------------
          ELECTRICAL EQUIPMENT - 0.5%
          FPL Group, Inc. 8.00%(b)..........   100,000       5,481,000
                                                       ---------------
          FINANCIAL SERVICES - 0.1%
          Doral Financial Corp. 4.75%*......     4,800       1,267,500
                                                       ---------------
          FOOD & DRUG RETAILING - 0.2%
          Albertsons, Inc. 7.250%*..........   100,000       2,769,000
                                                       ---------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
          Omnicare, Inc. 4.00%..............    62,000       3,845,860
                                                       ---------------
          HOTELS, RESTAURANTS & LEISURE - 0.1%
          Six Flags, Inc. 7.25%(b)..........    30,000         672,000
                                                       ---------------
          INSURANCE - 0.2%
          Prudential Financial, Inc. 6.75%..    15,000       1,048,950
          XL Capital, Ltd. 6.50%............    45,000       1,142,550
                                                       ---------------
                                                             2,191,500
                                                       ---------------
          MEDIA - 0.2%
          Sinclair Broadcast Group, Inc. -
            Series D, 6.00%.................    55,700       2,409,025
                                                       ---------------
          OIL & GAS - 0.6%
          Chesapeake Energy Corp. 6.00%(b)..    70,000       5,416,250
          Kerr Mcgee Corp. 5.500%...........    20,000       1,129,800
                                                       ---------------
                                                             6,546,050
                                                       ---------------
          PAPER & FOREST PRODUCTS - 0.3%
          Temple-Inland, Inc. 7.50%(b)......    50,000       2,941,000
                                                       ---------------

    -----------------------------------------------------------------------
    SECURITY                                   SHARES/PAR       VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------
    PUBLISHING - 0.2%
    Interpublic Group of Companies, Inc. -
      Series A 5.375%........................       50,000 $     2,551,500
                                                           ---------------
    Total Preferred Stock
    (Cost $35,697,275)                                          37,768,185
                                                           ---------------

    WARRANTS - 0.0%
    PAPER & FOREST PRODUCTS - 0.0%
    Asia Pulp & Paper, Ltd. (expiring
      03/15/05)* (144A)(a)(d)................          250               0
                                                           ---------------
    TRANSPORTATION - 0.0%
    Seabulk International, Inc. (expiring
      06/30/07)* (144A)(a)(d)................        1,423           4,269
                                                           ---------------
    Total Warrants
    (Cost $0)                                                        4,269
                                                           ---------------

    SHORT-TERM INVESTMENTS - 19.4%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      06/30/04 at 0.15% to be repurchased
      at $36,176,151 on 07/01/04
      collateralized by $36,975,000 FHLB
      1.500% due 07/15/05 with a value of
      $36,900,643............................ $ 36,176,000      36,176,000
    State Street Navigator Securities Lending
      Prime Portfolio(e).....................  185,878,912     185,878,912
                                                           ---------------
    Total Short-Term Investments
    (Cost $222,054,912)                                        222,054,912
                                                           ---------------

    TOTAL INVESTMENTS - 114.6%
    (Cost $1,289,586,389)                                    1,308,809,301

    Other Assets and Liabilities (net) - (14.6%)              (166,690,067)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 1,142,119,234
                                                           ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at June 30, 2004, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency         3.32%
                  AA                                       3.71
                  A                                        2.87
                  BBB                                     11.23
                  BB                                      20.24
                  B                                       46.27
                  Below B                                  8.51
                  Equities/Other                           3.85
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 95.9%
       AEROSPACE & DEFENSE - 0.2%
       Honeywell International, Inc............   141,300 $     5,175,819
                                                          ---------------
       AIR FREIGHT & LOGISTICS - 0.6%
       United Parcel Service, Inc. - Class B...   226,470      17,023,750
                                                          ---------------
       AIRLINES - 0.4%
       AMR Corp.*(a)...........................   533,810       6,464,439
       Delta Air Lines, Inc.(a)................   504,570       3,592,539
                                                          ---------------
                                                               10,056,978
                                                          ---------------
       BANKS - 5.9%
       Bank of New York Co., Inc...............   924,100      27,242,468
       Bank One Corp........................... 1,143,500      58,318,500
       U.S. Bancorp............................   609,600      16,800,576
       Wachovia Corp...........................   656,304      29,205,528
       Wells Fargo Co..........................   466,486      26,696,994
                                                          ---------------
                                                              158,264,066
                                                          ---------------
       BEVERAGES - 1.7%
       PepsiCo, Inc............................   818,005      44,074,109
                                                          ---------------
       CHEMICALS - 3.7%
       E.I. du Pont de Nemours & Co............   555,300      24,666,426
       Monsanto Co.............................   491,439      18,920,402
       Potash Corporation of Saskatchewan, Inc.   153,535      14,877,542
       Praxair, Inc............................   633,550      25,284,980
       Rohm & Haas Co..........................   387,080      16,094,786
                                                          ---------------
                                                               99,844,136
                                                          ---------------
       COMMERCIAL SERVICES & SUPPLIES - 2.4%
       Waste Management, Inc...................   773,335      23,702,718
       Xerox Corp.*(a)......................... 2,785,140      40,384,530
                                                          ---------------
                                                               64,087,248
                                                          ---------------
       COMMUNICATIONS EQUIPMENT - 2.2%
       Corning, Inc.*.......................... 1,450,220      18,939,873
       Qwest Communications International,
         Inc.*................................. 3,270,200      11,740,018
       SBC Communications, Inc................. 1,186,313      28,768,090
                                                          ---------------
                                                               59,447,981
                                                          ---------------
       COMPUTERS & PERIPHERALS - 2.0%
       Apple Computer, Inc.*................... 1,533,316      49,894,103
       International Business Machines Corp....    41,800       3,684,670
                                                          ---------------
                                                               53,578,773
                                                          ---------------
       ELECTRIC SERVICES - 1.8%
       FPL Group, Inc..........................   234,670      15,007,147
       Progress Energy, Inc....................   469,100      20,663,855
       Public Service Enterprise Group, Inc....   175,000       7,005,250
       Southern Co. (The)......................   225,795       6,581,924
                                                          ---------------
                                                               49,258,176
                                                          ---------------

           ---------------------------------------------------------
           SECURITY                                      VALUE
           DESCRIPTION                      SHARES      (NOTE 2)
           ---------------------------------------------------------

           ELECTRICAL EQUIPMENT - 2.2%
           Emerson Electric Co............   367,600 $    23,360,980
           General Electric Co............ 1,106,614      35,854,294
                                                     ---------------
                                                          59,215,274
                                                     ---------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
           PG&E Corp.*....................   106,175       2,966,530
                                                     ---------------
           ELECTRONICS - 4.0%
           Agilent Technologies, Inc.*....   309,995       9,076,654
           Motorola, Inc.................. 3,744,340      68,334,205
           Solectron Corp.*............... 3,193,660      20,662,980
           Teradyne, Inc.*(a).............   352,885       8,010,489
                                                     ---------------
                                                         106,084,328
                                                     ---------------
           ENTERTAINMENT & LEISURE - 2.0%
           Walt Disney Co................. 2,090,137      53,277,592
                                                     ---------------
           FINANCIAL SERVICES - 6.5%
           Bank of America Corp...........   378,793      32,053,464
           Citigroup, Inc................. 1,169,749      54,393,328
           Goldman Sachs Group, Inc.......   130,000      12,240,800
           J.P. Morgan Chase & Co.........   388,502      15,062,222
           Mellon Financial Corp.......... 1,145,330      33,592,529
           Merrill Lynch & Co., Inc.......   450,810      24,334,724
           Morgan Stanley.................    36,400       1,920,828
                                                     ---------------
                                                         173,597,895
                                                     ---------------
           FOOD PRODUCTS - 3.9%
           Archer-Daniels-Midland Co......   762,759      12,799,096
           Diageo Plc (ADR)(a)............   189,500      10,375,125
           H.J. Heinz Co..................   381,135      14,940,492
           Kellogg Co.....................   525,085      21,974,807
           Kraft Foods, Inc. - Class A.... 1,360,379      43,096,807
                                                     ---------------
                                                         103,186,327
                                                     ---------------
           FOOD RETAILERS - 0.8%
           Kroger Co. (The)*.............. 1,167,370      21,246,134
                                                     ---------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
           Guidant Corp...................    41,500       2,319,020
           Johnson & Johnson..............    30,449       1,696,009
                                                     ---------------
                                                           4,015,029
                                                     ---------------
           HEALTH CARE PROVIDERS & SERVICES - 2.5%
           Baxter International, Inc......   906,235      31,274,170
           Cardinal Health, Inc...........   491,130      34,403,656
                                                     ---------------
                                                          65,677,826
                                                     ---------------
           HOUSEHOLD DURABLES - 0.5%
           Newell Rubbermaid, Inc.(a).....   560,100      13,162,350
                                                     ---------------
           INDUSTRIAL CONGLOMERATES - 2.8%
           Illinois Tool Works, Inc.......   278,500      26,705,365
           Tyco International, Ltd........ 1,437,376      47,634,641
                                                     ---------------
                                                          74,340,006
                                                     ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      INSURANCE - 4.2%
      Allstate Corp.............................   112,833 $     5,252,376
      American International Group, Inc.........   781,600      55,712,448
      CIGNA Corp................................   335,415      23,079,906
      Hartford Financial Services Group, Inc.(a)   183,725      12,629,257
      St. Paul Travelers Companies, Inc. (The)..   362,754      14,706,047
                                                           ---------------
                                                               111,380,034
                                                           ---------------
      LEISURE EQUIPMENT & PRODUCTS - 0.3%
      Eastman Kodak Co.(a)......................   336,198       9,070,622
                                                           ---------------
      MACHINERY - 5.4%
      Caterpillar, Inc..........................   229,500      18,231,480
      Deere & Co................................ 1,064,415      74,658,068
      Eaton Corp................................   582,230      37,693,570
      Parker-Hannifin Corp......................   227,425      13,522,691
                                                           ---------------
                                                               144,105,809
                                                           ---------------
      MEDIA - 5.3%
      Clear Channel Communications, Inc.........   646,700      23,895,565
      Comcast Corp. - Class A*.................. 1,446,147      39,928,119
      Cox Communications, Inc. - Class A*(a)....   397,770      11,054,028
      Time Warner, Inc.*........................   406,717       7,150,085
      Tribune Co................................   697,975      31,785,782
      Viacom, Inc. - Class B....................   760,460      27,163,631
                                                           ---------------
                                                               140,977,210
                                                           ---------------
      METALS & MINING - 3.1%
      Alcoa, Inc................................ 1,157,245      38,223,802
      Barrick Gold Corp.(a).....................   597,705      11,804,674
      Newmont Mining Corp.......................   859,800      33,325,848
                                                           ---------------
                                                                83,354,324
                                                           ---------------
      OIL & GAS - 8.4%
      Baker Hughes, Inc.........................   982,170      36,978,700
      BP Plc (ADR)..............................   104,000       5,571,280
      Exxon Mobil Corp.......................... 2,962,400     131,560,184
      GlobalSantaFe Corp........................   476,085      12,616,253
      Schlumberger, Ltd.........................   576,773      36,630,853
                                                           ---------------
                                                               223,357,270
                                                           ---------------
      PAPER & FOREST PRODUCTS - 2.3%
      International Paper Co.................... 1,351,000      60,389,700
                                                           ---------------
      PERSONAL PRODUCTS - 1.3%
      Gillette Co...............................   508,760      21,571,424
      Kimberly-Clark Corp.......................   193,234      12,730,256
                                                           ---------------
                                                                34,301,680
                                                           ---------------
      PHARMACEUTICALS - 7.3%
      Abbott Laboratories.......................   476,880      19,437,629
      Amgen, Inc.*..............................    24,600       1,342,422
      Bristol-Myers Squibb Co...................   598,506      14,663,397
      Merck & Co., Inc..........................   663,060      31,495,350

     ---------------------------------------------------------------------
     SECURITY                                  SHARES/PAR      VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     PHARMACEUTICALS - CONTINUED
     Novartis AG (ADR)........................     823,300 $    36,636,850
     Pfizer, Inc..............................     494,267      16,943,473
     Schering-Plough Corp.....................   1,851,845      34,222,096
     Wyeth....................................   1,112,010      40,210,281
                                                           ---------------
                                                               194,951,498
                                                           ---------------
     RETAIL - MULTILINE - 1.5%
     CVS Corp.................................     315,561      13,259,873
     Target Corp..............................     558,335      23,712,488
     Wal-Mart Stores, Inc.....................      55,900       2,949,284
                                                           ---------------
                                                                39,921,645
                                                           ---------------
     RETAIL - SPECIALTY - 1.5%
     Gap, Inc.................................   1,637,070      39,698,947
                                                           ---------------
     ROAD & RAIL - 2.3%
     Canadian National Railway Co.............     443,390      19,327,370
     CSX Corp.................................     545,595      17,879,148
     Union Pacific Corp.......................     428,136      25,452,685
                                                           ---------------
                                                                62,659,203
                                                           ---------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.3%
     Texas Instruments, Inc...................     284,500       6,879,210
                                                           ---------------
     SOFTWARE - 2.6%
     Computer Associates International, Inc...     341,703       9,588,186
     EMC Corp.*...............................   4,039,035      46,044,999
     Microsoft Corp...........................     476,300      13,603,128
                                                           ---------------
                                                                69,236,313
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.8%
     Nortel Networks Corp.*...................   3,593,700      17,932,563
     Verizon Communications, Inc..............   1,575,864      57,030,518
                                                           ---------------
                                                                74,963,081
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 1.0%
     NIKE, Inc. - Class B.....................     367,710      27,854,032
                                                           ---------------
     Total Common Stocks
     (Cost $2,211,384,854)                                   2,560,680,905
                                                           ---------------
     SHORT-TERM INVESTMENTS - 7.4%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.15% to
       be repurchased at $48,000,200 on
       07/01/04 collateralized by $48,500,000
       FHLMC 3.250% due 11/15/04 with a
       value of $48,962,254................... $48,000,000      48,000,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.15% to
       be repurchased at $48,000,200 on
       07/01/04 collateralized by $48,690,000
       FNMA 1.875% due 02/15/05 with a value
       of $48,963,881.........................  48,000,000      48,000,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                  SHARES/PAR       VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - CONTINUED
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.15% to
       be repurchased at $18,038,075 on
       07/01/04 collateralized by
       $18,755,000 FNMA 1.910% due
       06/22/06 with a value of
       $18,403,344............................ $18,038,000 $    18,038,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  83,599,402      83,599,402
                                                           ---------------
     Total Short-Term Investments
     (Cost $197,637,402)                                       197,637,402
                                                           ---------------

     TOTAL INVESTMENTS - 103.3%
     (Cost $2,409,022,256)                                   2,758,318,307

     Other Assets and Liabilities (net) -
     (3.3%)                                                    (87,860,400)
                                                           ---------------

     TOTAL NET ASSETS - 100.0%                             $ 2,670,457,907
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 99.9%
         AUTO COMPONENTS - 1.4%
         Advance Auto Parts, Inc.*................ 18,800 $     830,584
                                                          -------------
         AUTOMOBILES - 1.3%
         PACCAR, Inc.............................. 13,050       756,770
                                                          -------------
         BANKS - 2.7%
         City National Corp.......................  9,000       591,300
         Cullen/Frost Bankers, Inc................  9,700       434,075
         New York Community Bancorp, Inc.(a)...... 27,864       546,970
                                                          -------------
                                                              1,572,345
                                                          -------------
         BIOTECHNOLOGY - 2.0%
         Biogen Idec, Inc.*.......................  4,900       309,925
         Invitrogen Corp.*........................ 12,200       878,278
                                                          -------------
                                                              1,188,203
                                                          -------------
         BUILDING PRODUCTS - 2.3%
         Danaher Corp.............................  7,600       394,060
         MSC Industrial Direct Co., Inc. - Class A 29,400       965,496
                                                          -------------
                                                              1,359,556
                                                          -------------
         CHEMICALS - 2.4%
         Ecolab, Inc.............................. 18,300       580,110
         Rohm & Haas Co........................... 19,000       790,020
                                                          -------------
                                                              1,370,130
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 10.0%
         Cerner Corp.*(a)......................... 13,100       583,998
         CNF, Inc................................. 12,100       502,876
         Exult, Inc.*(a)..........................  9,500        51,110
         Fiserv, Inc.*............................ 16,400       637,796
         Hewitt Associates, Inc. - Class A*(a).... 16,500       453,750
         InterActiveCorp*......................... 27,503       828,940
         Iron Mountain, Inc.*..................... 13,450       649,097
         Kelly Services, Inc. - Class A........... 19,800       590,040
         Robert Half International, Inc........... 21,000       625,170
         Tetra Tech, Inc.*........................ 19,200       313,344
         United Rentals, Inc.*(a)................. 31,000       554,590
                                                          -------------
                                                              5,790,711
                                                          -------------
         COMMUNICATIONS EQUIPMENT - 1.7%
         Avaya, Inc.*............................. 60,600       956,874
                                                          -------------
         COMMUNICATIONS SERVICES - 2.1%
         Alliance Data Systems Corp. *............ 21,100       891,475
         EchoStar Communications Corp. - Class A*. 10,200       313,650
                                                          -------------
                                                              1,205,125
                                                          -------------
         COMPUTERS & PERIPHERALS - 1.0%
         Lexmark International, Inc. - Class A*...  6,100       588,833
                                                          -------------
         CONSTRUCTION & ENGINEERING - 0.5%
         Jacobs Engineering Group, Inc.*..........  7,700       303,226
                                                          -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         ELECTRICAL EQUIPMENT - 2.1%
         Graftech International Ltd.*............. 57,400 $     600,404
         Molex, Inc............................... 19,200       615,936
                                                          -------------
                                                              1,216,340
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.1%
         Fisher Scientific International, Inc.*(a) 15,700       906,675
         Microchip Technology, Inc................ 29,200       920,968
                                                          -------------
                                                              1,827,643
                                                          -------------
         ELECTRONICS - 4.2%
         Drexler Technology Corp.*(a).............  4,600        61,318
         Integrated Circuit Systems, Inc.*........ 23,800       646,408
         Jabil Circuit, Inc.*..................... 30,000       755,400
         Symbol Technologies, Inc................. 61,400       905,036
         Sypris Solutions, Inc....................  4,700        90,193
                                                          -------------
                                                              2,458,355
                                                          -------------
         FINANCIAL SERVICES - 4.4%
         Affiliated Managers Group, Inc.*(a)...... 15,649       788,240
         CIT Group, Inc........................... 16,400       627,956
         Investors Financial Services Corp........  7,700       335,566
         Providian Financial Corp.*............... 53,000       777,510
                                                          -------------
                                                              2,529,272
                                                          -------------
         FOOD PRODUCTS - 1.0%
         Ralcorp Holdings, Inc.*.................. 16,200       570,240
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
         Boston Scientific Corp.*................. 12,900       552,120
         Integra LifeSciences Holdings*(a)........  3,000       105,810
         McKesson Corp............................ 12,100       415,393
         Zoll Medical Corp.*......................  2,100        73,668
                                                          -------------
                                                              1,146,991
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 6.8%
         Caremark Rx, Inc.*....................... 47,000     1,548,180
         Omnicare, Inc............................ 19,800       847,638
         PacifiCare Health Systems, Inc.*......... 17,300       668,818
         Province Healthcare Co.*................. 51,400       881,510
                                                          -------------
                                                              3,946,146
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 1.9%
         Panera Bread Co. - Class A*..............  7,900       283,452
         Royal Caribbean Cruises, Ltd.(a)......... 19,000       824,790
                                                          -------------
                                                              1,108,242
                                                          -------------
         HOUSEHOLD PRODUCTS - 1.8%
         Clorox Company (The)..................... 19,500     1,048,710
                                                          -------------
         INDUSTRIAL CONGLOMERATES - 1.1%
         ITT Industries, Inc......................  8,000       664,000
                                                          -------------
         INSURANCE - 2.5%
         Everest Re Group, Ltd....................  7,600       610,736
         MGIC Investment Corp..................... 11,200       849,632
                                                          -------------
                                                              1,460,368
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       INTERNET SOFTWARE & SERVICES - 0.3%
       Verity, Inc.*(a)............................  6,500 $      87,815
       WatchGuard Technologies, Inc.*.............. 11,100        80,142
                                                           -------------
                                                                 167,957
                                                           -------------
       IT CONSULTING & SERVICES - 1.6%
       Affiliated Computer Services, Inc. -
         Class A*(a)............................... 17,400       921,156
                                                           -------------
       LEISURE EQUIPMENT & PRODUCTS - 0.1%
       Action Performance Companies, Inc.(a).......  5,400        81,378
                                                           -------------
       MACHINERY - 1.7%
       Ingersoll-Rand Co. - Class A................ 14,700     1,004,157
                                                           -------------
       MEDIA - 3.2%
       Entercom Communications Corp.*.............. 29,600     1,104,080
       Univision Communications, Inc. - Class A*(a) 23,200       740,776
                                                           -------------
                                                               1,844,856
                                                           -------------
       METALS & MINING - 1.3%
       Phelps Dodge Corp.*.........................  5,700       441,807
       United States Steel Corp....................  9,100       319,592
                                                           -------------
                                                                 761,399
                                                           -------------
       OIL & GAS - 4.1%
       Cal Dive International, Inc.*(a)............  1,700        51,544
       Halliburton Co.............................. 15,500       469,030
       Weatherford International, Ltd.*............ 20,100       904,098
       XTO Energy, Inc............................. 32,165       958,195
                                                           -------------
                                                               2,382,867
                                                           -------------
       PHARMACEUTICALS - 7.7%
       Barr Pharmaceuticals, Inc.*.................  5,725       192,933
       Cephalon, Inc.*(a).......................... 16,200       874,800
       Endo Pharmaceuticals Holdings, Inc.*........ 18,400       431,480
       Genzyme Corp.*..............................  5,900       279,247
       Gilead Sciences, Inc.*......................  3,400       227,800
       IVAX Corp.*................................. 37,100       890,029
       Ligand Pharmaceuticals, Inc. - Class B*(a).. 13,000       225,940
       Medicines Co.*..............................  3,400       103,734
       NBTY, Inc.*.................................  3,800       111,682
       QLT, Inc.*(a)............................... 25,400       508,508
       Teva Pharmaceutical Industries, Ltd.
         (ADR)(a)..................................  9,400       632,526
                                                           -------------
                                                               4,478,679
                                                           -------------

       RETAIL - MULTILINE - 0.5%
       Dollar Tree Stores, Inc.*................... 10,800       296,244
                                                           -------------
       RETAIL - SPECIALTY - 5.6%
       American Eagle Outfitters, Inc.*............ 32,300       933,793
       Linens 'n Things, Inc.*..................... 19,500       571,545
       Michaels Stores, Inc........................ 12,400       682,000

           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ----------------------------------------------------------

           RETAIL - SPECIALTY - CONTINUED
           PETCO Animal Supplies, Inc.*......... 29,900 $     963,079
           Too, Inc.*...........................  4,700        78,490
                                                        -------------
                                                            3,228,907
                                                        -------------
           ROAD & RAIL - 1.0%
           Heartland Express, Inc............... 22,200       607,392
                                                        -------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.1%
           ASE Test, Ltd.*(a)................... 37,400       275,638
           Vitesse Semiconductor Corp.*......... 72,500       353,800
                                                        -------------
                                                              629,438
                                                        -------------
           SOFTWARE - 10.1%
           Activision, Inc.*.................... 52,325       831,968
           Amdocs, Ltd.*........................ 32,700       766,161
           Cognos, Inc.*........................ 20,200       730,432
           Datastream Systems, Inc.*............ 10,400        67,392
           DST Systems, Inc.*................... 12,700       610,743
           Eletronics for Imaging, Inc.*........ 34,300       969,318
           EPIQ Systems, Inc.*(a)...............  3,600        52,200
           Informatica Corp.*................... 57,000       434,910
           Ingram Micro, Inc. - Class A*........ 46,100       667,067
           Intuit, Inc.*........................ 13,800       532,404
           Quest Software, Inc.*................  5,300        68,370
           Verint Systems, Inc.*(a).............  4,100       140,302
                                                        -------------
                                                            5,871,267
                                                        -------------
           TELECOMMUNICATION SERVICES - WIRELESS - 2.1%
           Nextel Partners, Inc. - Class A*(a).. 77,400     1,232,208
                                                        -------------
           TEXTILES, APPAREL & LUXURY GOODS - 0.2%
           Fossil, Inc.*........................  4,800       130,800
                                                        -------------
           TRUCKING & FREIGHT FORWARDING - 1.0%
           Landstar System, Inc.*............... 10,700       565,709
                                                        -------------
           Total Common Stocks
           (Cost $51,532,180)                              58,103,078
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                     SHARES/PAR    VALUE
     DESCRIPTION                                    AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 17.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.05% to
       be repurchased At $537,001 on 07/01/04
       collateralized by $520,000 FNMA 6.250%
       due 05/15/29 with a value of
       $547,950.................................. $  537,000 $    537,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  9,508,216    9,508,216
                                                             ------------
     Total Short-Term Investments
     (Cost $10,045,216)                                        10,045,216
                                                             ------------

     TOTAL INVESTMENTS - 117.2%
     (Cost $61,577,396)                                        68,148,294

     Other Assets and Liabilities (net) - (17.2%)             (10,017,015)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $ 58,131,279
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 98.3%
        ADVERTISING - 1.1%
        Interpublic Group of Companies, Inc. (The) 193,200 $   2,652,636
                                                           -------------
        AUTO COMPONENTS - 4.6%
        Dana Corp................................. 276,000     5,409,600
        Genuine Parts Co.......................... 151,900     6,027,392
                                                           -------------
                                                              11,436,992
                                                           -------------
        CHEMICALS - 9.2%
        Crompton Corp............................. 337,800     2,128,140
        Eastman Chemical Co....................... 142,600     6,592,398
        IMC Global, Inc.(a)....................... 317,500     4,254,500
        Monsanto Co............................... 166,500     6,410,250
        Potash Corporation of Saskatchewan, Inc...  38,800     3,759,720
                                                           -------------
                                                              23,145,008
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 2.1%
        R. R. Donnelley & Sons Co................. 158,824     5,244,369
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 1.0%
        Avaya, Inc.*.............................. 158,600     2,504,294
                                                           -------------
        CONTAINERS & PACKAGING - 4.3%
        Ball Corp.................................  68,000     4,899,400
        Pactiv Corp.*............................. 237,600     5,925,744
                                                           -------------
                                                              10,825,144
                                                           -------------
        ELECTRIC UTILITIES - 4.7%
        Ameren Corp.(a)........................... 110,800     4,759,968
        CMS Energy Corp.(a)....................... 333,400     3,043,942
        Northeast Utilities....................... 200,200     3,897,894
                                                           -------------
                                                              11,701,804
                                                           -------------
        ELECTRICAL EQUIPMENT - 1.9%
        Grainger (W.W.), Inc......................  84,200     4,841,500
                                                           -------------
        FOOD & DRUG RETAILING - 1.6%
        Albertson's, Inc.(a)......................  50,600     1,342,924
        Safeway, Inc.*............................  74,700     1,892,898
        SUPERVALU INC.............................  27,900       854,019
                                                           -------------
                                                               4,089,841
                                                           -------------
        FOOD PRODUCTS - 2.9%
        Archer-Daniels-Midland Co................. 275,540     4,623,561
        Dean Foods Co.*...........................  71,400     2,663,934
                                                           -------------
                                                               7,287,495
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
        Bausch & Lomb, Inc........................  75,000     4,880,250
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 3.6%
        Aetna, Inc................................  64,200     5,457,000
        Caremark Rx, Inc.*........................ 107,300     3,534,462
                                                           -------------
                                                               8,991,462
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 2.2%
        Caesars Entertainment, Inc.*.............. 292,700     4,390,500
        Yum! Brands, Inc.*........................  30,100     1,120,322
                                                           -------------
                                                               5,510,822
                                                           -------------

           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                         SHARES    (NOTE 2)
           ---------------------------------------------------------

           HOUSEHOLD DURABLES - 4.9%
           Leggett & Platt, Inc............... 140,100 $   3,742,071
           Newell Rubbermaid, Inc............. 134,000     3,149,000
           Snap-On, Inc....................... 140,400     4,710,420
           Tupperware Corp....................  32,900       639,247
                                                       -------------
                                                          12,240,738
                                                       -------------
           INSURANCE - 12.0%
           Arthur J. Gallagher & Co...........  57,800     1,760,010
           Conseco, Inc.*(a)..................  76,700     1,526,330
           Everest Reinsurance Group, Ltd.....  58,700     4,717,132
           Lincoln National Corp..............  31,800     1,502,550
           MBIA, Inc..........................  17,300       988,176
           PartnerRe, Ltd.....................  79,000     4,481,670
           PMI Group, Inc. (The)..............  85,700     3,729,664
           SAFECO Corp........................ 139,500     6,138,000
           Transatlantic Holdings, Inc.(a)....   7,200       583,128
           XL Capital, Ltd. - Class A.........  61,600     4,648,336
                                                       -------------
                                                          30,074,996
                                                       -------------
           INTERNET SOFTWARE & SERVICES - 0.8%
           Network Associates, Inc.*.......... 114,700     2,079,511
                                                       -------------
           IT CONSULTING & SERVICES - 1.1%
           Computer Sciences Corp.*...........  59,800     2,776,514
                                                       -------------
           MACHINERY - 2.3%
           CNH Global N.V.....................  84,700     1,748,208
           Cummins, Inc.(a)...................  62,900     3,931,250
                                                       -------------
                                                           5,679,458
                                                       -------------
           MEDIA - 0.3%
           Metro-Goldwyn-Mayer, Inc.*(a)......  59,600       721,160
                                                       -------------
           METALS & MINING - 4.0%
           Hubbell, Inc. - Class B............ 111,200     5,194,152
           Timken Co.(a)...................... 183,700     4,866,213
                                                       -------------
                                                          10,060,365
                                                       -------------
           OIL & GAS - 10.3%
           EOG Resources, Inc.................  98,500     5,881,435
           GlobalSantaFe Corp................. 113,600     3,010,400
           Halliburton Co..................... 188,200     5,694,932
           NiSource, Inc...................... 192,800     3,975,536
           Pride International, Inc.*(a)...... 231,200     3,955,832
           Puget Energy, Inc..................  55,700     1,220,387
           Southwest Gas Corp.(a).............  86,400     2,084,832
                                                       -------------
                                                          25,823,354
                                                       -------------
           PAPER & FOREST PRODUCTS - 4.1%
           Georgia-Pacific Corp............... 156,215     5,776,831
           MeadWestvaco Corp.................. 155,300     4,564,267
                                                       -------------
                                                          10,341,098
                                                       -------------
           PHARMACEUTICALS - 2.1%
           King Pharmaceuticals, Inc.*........ 237,400     2,718,230
           Mylan Laboratories, Inc............ 120,975     2,449,744
                                                       -------------
                                                           5,167,974
                                                       -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         REAL ESTATE - 3.0%
         Health Care Property Investors, Inc.
           (REIT)(a)............................  32,300 $     776,492
         Healthcare Realty Trust, Inc. (REIT)...  85,955     3,221,593
         Host Marriott Corp. (REIT)*............ 293,300     3,625,188
                                                         -------------
                                                             7,623,273
                                                         -------------
         RETAIL - MULTILINE - 5.1%
         Federated Department Stores, Inc.......  27,300     1,340,430
         Foot Locker, Inc....................... 192,700     4,690,318
         J.C. Penney Co., Inc...................  72,400     2,733,824
         May Department Stores Co...............  63,700     1,751,113
         Payless ShoeSource, Inc.*(a)........... 143,400     2,138,094
                                                         -------------
                                                            12,653,779
                                                         -------------
         RETAIL - SPECIALTY - 2.5%
         American Greetings Corp. - Class A*(a).  81,200     1,882,216
         Limited Brands.........................  90,900     1,699,830
         Office Depot, Inc.*.................... 146,100     2,616,651
                                                         -------------
                                                             6,198,697
                                                         -------------
         SOFTWARE - 2.4%
         Cadence Design Systems, Inc.*.......... 182,600     2,671,438
         Sybase, Inc.*.......................... 178,900     3,220,200
                                                         -------------
                                                             5,891,638
                                                         -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
         CenturyTel, Inc........................  62,200     1,868,488
                                                         -------------
         TEXTILES, APPAREL & LUXURY GOODS - 1.5%
         Tommy Hilfiger Corp.*.................. 253,800     3,842,532
                                                         -------------
         Total Common Stocks (Cost $199,867,951)           246,155,192
                                                         -------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 8.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.10%
       to be repurchased at $4,915,014 on
       07/01/04 collateralized by $5,100,000
       FHLMC 0.000% due 01/30/14 with a
       value of $5,017,125...................... $ 4,915,000 $   4,915,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  15,095,523    15,095,523
                                                             -------------
     Total Short-Term Investments
     (Cost $20,010,523)                                         20,010,523
                                                             -------------

     TOTAL INVESTMENTS - 106.3%
     (Cost $219,878,475)                                       266,165,715

     Other Assets and Liabilities (net) - (6.3%)               (15,696,228)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 250,469,487
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 95.3%
       AUSTRALIA - 2.0%
       Australia & New Zealand Banking
         Group, Ltd...........................    37,105 $       471,472
       News Corp., Ltd.(a)....................    72,773         594,368
       The News Corporation, Ltd.(a)..........   522,513       4,605,360
       Westpac Banking Corp...................   381,541       4,667,681
                                                         ---------------
                                                              10,338,881
                                                         ---------------
       AUSTRIA - 0.9%
       Erste Bank der Oesterreichischen
         Sparkassen AG........................    29,400       4,623,345
                                                         ---------------
       BELGIUM - 0.1%
       Fortis.................................    18,316         404,716
                                                         ---------------
       BERMUDA - 0.4%
       Star Cruises, Ltd.*.................... 8,323,000       2,080,750
                                                         ---------------
       BRAZIL - 2.7%
       Aracruz Celulose S.A. (ADR)............   183,720       6,000,295
       Brasil Telecom Participacoes S.A. (ADR)    43,640       1,339,748
       Companhia Vale do Rio Doce (ADR).......   136,940       6,511,497
                                                         ---------------
                                                              13,851,540
                                                         ---------------
       CANADA - 0.9%
       CoolBrands International, Inc.*........    40,100         655,073
       Encana Corp.(a)........................    93,830       4,032,884
       Toronto-Dominion Bank(a)...............         5             160
                                                         ---------------
                                                               4,688,117
                                                         ---------------
       CHINA - 0.4%
       Huaneng Power International, Inc. -
         Series H(a).......................... 2,230,000       1,987,064
                                                         ---------------
       FINLAND - 0.4%
       Stora Enso Oyj - R Shares..............   166,070       2,255,531
                                                         ---------------
       FRANCE - 7.6%
       Axa(a).................................   439,310       9,685,732
       Carrefour S.A.(a)......................     6,378         309,829
       Credit Agricole S.A.(a)................   225,550       5,494,847
       France Telecom(a)......................    18,904         493,237
       Pernod Ricard S.A.(a)..................    37,450       4,794,433
       Renault S.A.(a)........................    18,920       1,442,707
       Sanofi-Synthelabo S.A.(a)..............   110,483       7,011,581
       Suez S.A.(a)...........................   363,070       7,566,990
       Total Fina Elf S.A.(a).................     8,989       1,715,786
                                                         ---------------
                                                              38,515,142
                                                         ---------------
       GERMANY - 3.7%
       Bayerische Motoren Werke (BMW) AG(a)...   208,036       9,216,469
       Deutsche Telekom AG*...................   280,080       4,926,427
       Hypo Real Estate Holding AG*...........   142,150       4,174,715
       Linde AG(a)............................     2,250         123,990
       Schering AG............................     3,983         234,968
                                                         ---------------
                                                              18,676,569
                                                         ---------------

        ----------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ----------------------------------------------------------------

        GREECE - 0.7%
        Coca Cola Hellenic Bottling Co., S.A.    143,610 $     3,348,184
                                                         ---------------
        HONG KONG - 2.1%
        China Mengniu Dairy Co., Ltd.*.......  4,285,000       2,774,369
        CNOOC, Ltd........................... 12,143,500       5,137,832
        Esprit Holdings, Ltd.................    622,500       2,785,396
                                                         ---------------
                                                              10,697,597
                                                         ---------------
        HUNGARY - 1.8%
        MOL Magyar Olaj-es Gazipari Rt.(GDR).    105,890       4,129,710
        OTP Bank, Ltd. (GDR).................    126,670       5,225,138
                                                         ---------------
                                                               9,354,848
                                                         ---------------
        INDIA - 0.2%
        HDFC Bank, Ltd.(ADR).................     27,400         735,964
                                                         ---------------
        IRELAND - 1.3%
        Anglo Irish Bank Corp................    231,134       3,631,920
        Depfa Bank Plc*......................    192,950       2,806,286
        Irish Life & Permanent Plc...........      7,485         115,336
                                                         ---------------
                                                               6,553,542
                                                         ---------------
        ITALY - 1.2%
        Italcementi S.p.A....................    146,150       1,256,858
        Riunione Adriatica di Sicurta S.p.A..    261,020       4,740,610
                                                         ---------------
                                                               5,997,468
                                                         ---------------
        JAPAN - 24.0%
        Aiful Corp...........................     84,200       8,770,753
        Bridgestone Corp.(a).................    229,000       4,293,292
        Canon, Inc.(a).......................    140,000       7,362,019
        Chugai Pharmaceutical Co., Ltd.(a)...    292,300       4,576,502
        FUNAI ELECTRIC Co., Ltd..............     33,200       4,991,614
        Honda Motor Co., Ltd.................     16,700         803,347
        HUNET, Inc.(a).......................    390,000       1,023,641
        JACCS Co., Ltd.......................    240,000       1,545,201
        KDDI Corp............................      1,011       5,769,482
        Kibun Food Chemifa Co., Ltd.(a)......    200,000       3,658,146
        Lawson, Inc..........................     90,900       3,740,912
        Nissan Motor Co., Ltd................     57,600         638,976
        Seiko Epson Corp.....................    255,100       9,261,941
        Sekisui Chemical Co., Ltd.(a)........  1,338,000      11,269,816
        Softbank Corp.(a)....................    277,200      12,168,458
        Sompo Japan Insurance, Inc...........     16,000         163,153
        Sumitomo Bakelite Co., Ltd.(a).......    785,000       5,484,841
        Sumitomo Mitsui Financial Group, Inc.        549       3,755,563
        Takefuji Corp.(a)....................    107,440       7,772,193
        Tamron Co., Ltd.(a)..................     66,000       2,981,755
        Tanabe Seiyaku Co., Ltd..............    561,000       5,007,417
        Tokyo Gas Co., Ltd.(a)...............  2,606,000       9,223,302
        Toyota Motor Corp....................    196,300       7,934,940
                                                         ---------------
                                                             122,197,264
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       KOREA - 1.7%
       Hanaro Telecom, Inc.*...................   827,172 $    1,882,702
       Hyundai Motor Co., Ltd..................    71,690      2,757,785
       Kookmin Bank*...........................   120,560      3,745,655
                                                          --------------
                                                               8,386,142
                                                          --------------
       LUXEMBOURG - 0.9%
       Tenaris S.A. (ADR)......................   131,600      4,309,900
                                                          --------------
       MEXICO - 2.8%
       America Movil S.A. de C.V. (ADR)........    96,670      3,515,888
       Cemex S.A. de C.V. (ADR)................   168,739      4,910,305
       Grupo Elektra, S.A. de C.V..............   324,490      1,918,892
       Grupo Televisa, S.A.(ADR)...............    85,780      3,883,261
                                                          --------------
                                                              14,228,346
                                                          --------------
       NETHERLANDS - 1.3%
       ING Groep N.V...........................       331          7,822
       Koninklijke (Royal) Philips Electronics
         N.V...................................    23,177        624,772
       VNU N.V.................................   196,189      5,704,398
                                                          --------------
                                                               6,336,992
                                                          --------------

       NORWAY - 0.8%
       DNB Holding ASA(a)......................   572,480      3,906,896
                                                          --------------

       SINGAPORE - 2.2%
       DBS Group Holdings, Ltd.................   684,000      5,722,187
       Singapore Telecommunications, Ltd.(a)... 4,118,000      5,382,850
                                                          --------------
                                                              11,105,037
                                                          --------------

       SPAIN - 4.4%
       Altadis, S.A.(a)........................   233,580      7,226,901
       Antena 3 Television S.A.*...............       166          8,796
       Banco Bilbao Vizcaya Argentaria, S.A.(a)   591,610      7,912,625
       Iberdrola S.A.(a).......................    58,910      1,245,006
       Repsol YPF, S.A.(a).....................   245,400      5,380,589
       Telefonica S.A..........................    48,895        723,642
                                                          --------------
                                                              22,497,559
                                                          --------------

       SWEDEN - 4.1%
       Atlas Copco AB - A Shares...............   126,900      4,712,802
       Autoliv, Inc. (SDR).....................    65,440      2,734,637
       Sandvik AB(a)...........................   219,350      7,490,427
       Telefonaktiebolaget LM Ericsson*........ 2,024,360      5,971,405
                                                          --------------
                                                              20,909,271
                                                          --------------

       SWITZERLAND - 6.7%
       Credit Suisse Group.....................   101,760      3,617,158
       Nestle S.A..............................     2,300        613,627
       Novartis AG.............................   148,519      6,554,577
       Roche Holding AG........................    82,570      8,178,513
       Syngenta AG.............................    52,700      4,420,081
       UBS AG..................................   154,141     10,865,839
                                                          --------------
                                                              34,249,795
                                                          --------------

     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     UNITED KINGDOM - 19.0%
     AstraZeneca Plc..........................      254,863 $   11,430,906
     Barclays Plc.............................      752,540      6,408,709
     BG Group Plc.............................       35,247        217,098
     BP Plc...................................      131,700      1,162,757
     BP Plc (ADR).............................      296,570     15,887,255
     British Sky Broadcasting Group Plc.......       30,201        340,554
     Cadbury Schweppes Plc....................      573,330      4,944,901
     CGNU Plc.................................      710,420      7,328,272
     Diageo Plc...............................       10,881        146,664
     easyJet Plc*.............................      676,570      1,956,355
     Johnston Press Plc.......................      321,130      3,298,033
     Kingfisher Plc...........................    1,038,942      5,391,517
     Reckitt Benckiser Plc....................      237,154      6,711,313
     Royal Bank of Scotland Group Plc.........      386,900     11,138,415
     TI Automotive, Ltd. - Class A*(c)........       45,100              0
     Unilever Plc.............................      107,330      1,052,671
     Vodafone Group Plc.......................    6,324,775     13,845,428
     William Hill Plc.........................      232,400      2,334,103
     Yell Group Plc...........................      508,890      3,180,551
                                                            --------------
                                                                96,775,502
                                                            --------------

     UNITED STATES - 1.0%
     Manpower, Inc............................      100,620      5,108,477
                                                            --------------
     Total Common Stocks
     (Cost $446,008,383)                                       484,120,439
                                                            --------------

     PREFERRED STOCK - 1.0%
     GERMANY - 1.0%
     Porsche AG
     (Cost $4,048,872)                                7,885      5,283,073
                                                            --------------

     SHORT-TERM INVESTMENTS - 23.5%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/04 at 0.15% to be repurchased
       at $ 17,526,000 on 07/01/04
       collateralized by $ 17,955,000 FHLB
       1.500% due 05/13/05 with a value of
       $17,879,248............................ $ 17,526,000     17,526,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  101,839,532    101,839,532
                                                            --------------
     Total Short-Term Investments
     (Cost $119,365,532)                                       119,365,532
                                                            --------------

     TOTAL INVESTMENTS - 119.8%
     (Cost $569,422,787)                                       608,769,044

     Other Assets and Liabilities (net) - (19.8%)             (100,485,100)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  508,283,944
                                                            ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Represents investment of collateral received from securities lending transactions.

(c) Illiquid securities representing in the aggregate 0.00% of net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

SDR - Swedish Depository Receipt

FHLB - Federal Home Loan Bank
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION 6/30/2004

                                                    VALUE     PERCENT OF
        INDUSTRY                                    (000)     NET ASSETS
        ----------------------------------------------------------------
        Airlines                                 $  1,956,355     0.4%
        Automotive                                 35,105,226     6.9%
        Banking                                    84,729,858    16.6%
        Beverages, Food & Tobacco                  28,162,300     5.5%
        Building Products                          10,879,965     2.1%
        Chemicals                                  21,174,739     4.2%
        Commercial Services & Supplies             21,732,438     4.3%
        Energy Equipment & Services                20,224,563     4.0%
        Financials - Diversified                   30,784,479     6.1%
        Food & Drug Retailing                         309,829     0.1%
        Hotels, Restaurants & Leisure               7,396,608     1.5%
        Household Products                          8,388,756     1.7%
        Insurance                                  21,917,767     4.3%
        Machinery                                   7,490,427     1.5%
        Media                                      21,615,321     4.3%
        Metals & Mining                             6,511,497     1.3%
        Oil & Gas                                  46,887,214     9.1%
        Paper & Forest Products                     8,255,826     1.6%
        Pharmaceuticals                            42,994,462     8.5%
        Real Estate                                 5,198,356     1.0%
        Retailers                                  13,836,717     2.7%
        Telecommunication Services - Diversified   43,850,809     8.6%
                                                 ------------    ----
                                                 $489,403,512    96.3%
                                                 ============    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      COMMERCIAL PAPER - 48.1%
      BANKS - 28.6%
      Barclays U.S. Funding LLC 1.110%,
        due 08/25/04.......................... $  8,000,000 $   7,986,433
      CBA Finance, Inc.
        1.150%, due 08/09/04..................    4,000,000     3,995,017
       1.210%, due 08/23/04...................    5,000,000     4,991,093
      Chase Manhattan Bank 1.150%,
        due 08/06/04..........................    4,100,000     4,100,000
      Citibank N.A.
        1.190%, due 08/20/04..................    3,300,000     3,300,000
       1.290%, due 09/07/04...................    4,100,000     4,100,000
       1.340%, due 09/10/04...................    1,800,000     1,800,000
      National Australia Funding, Inc. 1.210%,
        due 07/19/04..........................    6,000,000     5,996,370
      Rabobank USA Financial Corp. 1.210%,
        due 09/07/04..........................    8,000,000     7,981,716
      Svenska Handelsbanken AB 1.295%, due
        09/24/04..............................    6,000,000     5,981,654
      Swedbank Forenings 1.560%, due
        10/21/04..............................    6,000,000     5,970,880
      Wells Fargo Bank NA 1.240%, due
        07/19/04..............................    4,100,000     4,100,000
                                                            -------------
                                                               60,303,163
                                                            -------------
      FINANCIALS - DIVERSIFIED - 19.5%
      CDC Commercial Paper, Inc.
        1.120%, due 08/19/04..................    8,000,000     7,987,804
      HBOS Treasury Services Plc
        1.450%, due 09/07/04..................    3,000,000     2,991,783
       1.585%, due 10/26/04...................    2,400,000     2,387,637
      Ing U. S. Funding LLC
        1.310%, due 09/02/04..................    2,300,000     2,294,727
       1.240%, due 09/10/04...................    6,000,000     5,985,327
      KFW International Finance, Inc.
        1.110%, due 08/23/04..................    8,000,000     7,986,927
      Shell Finance UK Plc 1.340%, due
        08/23/04..............................    7,900,000     7,884,415
      UBS Finance, Inc. 1.130%, due
        09/01/04..............................    3,500,000     3,493,189
                                                            -------------
                                                               41,011,809
                                                            -------------
      Total Commercial Paper
      (Cost $101,314,972)                                     101,314,972
                                                            -------------
      CORPORATE NOTES - 3.1%
      FINANCIALS - DIVERSIFIED - 3.1%
      General Electric Capital Corp.
        1.050%, due 07/07/04..................    3,600,000     3,599,370
       1.040%, due 07/08/04...................    3,000,000     2,999,393
                                                            -------------
      Total Corporate Notes
      (Cost $6,598,763)                                         6,598,763
                                                            -------------

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 41.3%
    Federal Home Loan Bank
      1.165%, due 07/16/04..................... $  6,700,000 $   6,696,748
     1.210%, due 09/01/04......................    7,300,000     7,284,787
    Federal Home Loan Mortgage Corporation
      1.030%, due 07/06/04.....................    3,700,000     3,699,471
     1.000%, due 07/19/04......................   10,000,000     9,995,000
     1.260%, due 09/24/04......................    6,000,000     5,982,150
     1.465%, due 09/28/04......................    9,500,000     9,465,006
     1.298%, due 09/30/04......................   12,000,000    11,955,410
    Federal National Mortgage Association
      1.005%, due 07/01/04.....................    7,200,000     7,200,000
     1.045%, due 07/14/04......................    2,400,000     2,399,094
     1.055%, due 08/04/04......................    2,400,000     2,397,609
     1.065%, due 08/04/04......................    8,000,000     7,991,953
     1.370%, due 09/08/04......................   12,000,000    11,968,490
                                                             -------------
    Total U.S. Government & Agency Discount Notes
    (Cost $87,035,718)                                          87,035,718
                                                             -------------
    FOREIGN GOVERNMENT & AGENCY - 3.5%
    Swedish National Housing Finance Corp.
      1.070%, due 07/15/04
    (Cost $7,396,921)..........................    7,400,000     7,396,921
                                                             -------------
    REPURCHASE AGREEMENTS - 4.7%
    Credit Suisse First Boston Corp.,
      Repurchase Agreement, dated 06/30/04
      at 1.20% to be repurchased at
      $9,800,327 on 07/01/04 collateralized
      by $8,782,000 USTIIN 3.00% due
      07/15/12 with a value of
      $10,054,395..............................    9,800,000     9,800,000
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 0.05% to
      be repurchased at $143, 000 on
      07/01/04 collateralized by $150,000
      FNMA 3.00% due 07/16/13 with value of
      $146,625.................................      143,000       143,000
                                                             -------------
    Total Repurchase Agreements
    (Cost $9,943,000)                                            9,943,000
                                                             -------------

    TOTAL INVESTMENTS - 100.7%
    (Cost $212,289,374)                                        212,289,374

    Other Assets and Liabilities (net) - (0.7%)                 (1,465,112)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 210,824,262
                                                             =============

PORTFOLIO FOOTNOTES:

USTIIN - United States Treasury Inflation Index Note

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 94.2%
        APARTMENTS - 16.6%
        Apartment Investment & Management Co. -
          Class A (REIT).......................... 118,800 $   3,698,244
        Archstone-Smith Trust (REIT).............. 112,800     3,308,424
        Avalonbay Communities, Inc. (REIT)........  93,700     5,295,924
        BRE Properties, Inc. (REIT)...............  37,700     1,310,075
        Equity Residential (REIT)................. 133,800     3,977,874
        Home Properties, Inc. (REIT)..............  48,100     1,874,938
        United Dominion Realty Trust, Inc. (REIT). 180,000     3,560,400
                                                           -------------
                                                              23,025,879
                                                           -------------
        COMMUNITY CENTERS - 8.4%
        Developers Diversified Realty Corp. (REIT)  89,300     3,158,541
        Federal Realty Investment Trust (REIT)....  94,500     3,930,255
        Pan Pacific Retail Properties, Inc. (REIT)  52,600     2,657,352
        Tanger Factory Outlet Centers,
          Inc. (REIT).............................  50,400     1,970,640
                                                           -------------
                                                              11,716,788
                                                           -------------
        DIVERSIFIED - 6.3%
        Colonial Properties Trust (REIT)..........  50,400     1,941,912
        Vornado Realty Trust (REIT)............... 119,500     6,824,645
                                                           -------------
                                                               8,766,557
                                                           -------------
        HEALTH CARE - 2.2%
        Ventas, Inc. (REIT)....................... 133,100     3,107,885
                                                           -------------
        INDUSTRIALS - 6.4%
        CenterPoint Properties Trust (REIT).......  50,300     3,860,525
        EastGroup Properties, Inc. (REIT).........  36,000     1,212,120
        ProLogis (REIT)........................... 116,700     3,841,764
                                                           -------------
                                                               8,914,409
                                                           -------------
        LODGING - 8.6%
        Host Marriott Corp. (REIT)*............... 377,800     4,669,608
        La Quinta Corp.*.......................... 314,700     2,643,480
        LaSalle Hotel Properties (REIT)........... 107,100     2,613,240
        Starwood Hotels & Resorts Worldwide,
          Inc. - Class B..........................  45,400     2,036,190
                                                           -------------
                                                              11,962,518
                                                           -------------
        MANUFACTURED HOMES - 3.5%
        Manufactured Home Communities,
          Inc. (REIT)............................. 146,400     4,859,016
                                                           -------------
        OFFICE - 21.3%
        Alexandria Real Estate Equities,
          Inc. (REIT).............................  53,600     3,043,408
        Arden Realty, Inc (REIT)..................  62,200     1,829,302
        Boston Properties, Inc. (REIT)............  86,400     4,326,912
        Brookfield Properties Corp................ 128,700     3,700,125
        CarrAmerica Realty Corp. (REIT)(a)........  88,000     2,660,240

       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       OFFICE - CONTINUED
       HRPT Properties Trust (REIT).............    117,300 $  1,174,173
       Kilroy Realty Corp. (REIT)...............     45,300    1,544,730
       Koger Equity, Inc. (REIT)*...............    113,200    2,617,184
       Mack-Cali Realty Corp. (REIT)............     49,900    2,064,862
       SL Green Realty Corp. (REIT).............     73,300    3,430,440
       Trizec Properties, Inc. (REIT)...........    202,300    3,289,398
                                                            ------------
                                                              29,680,774
                                                            ------------
       OFFICE INDUSTRIAL - 4.9%
       Bedford Property Investors, Inc. (REIT)..     96,400    2,818,736
       PS Business Parks, Inc. (REIT)...........     97,800    3,935,472
                                                            ------------
                                                               6,754,208
                                                            ------------
       REGIONAL MALLS - 16.0%
       CBL & Associates Properties, Inc. (REIT).     48,300    2,656,500
       General Growth Properties, Inc. (REIT)...    198,000    5,854,860
       Macerich Company (The) (REIT)............     82,700    3,958,849
       Simon Property Group, Inc. (REIT)........    128,600    6,612,612
       Taubman Centers, Inc. (REIT).............    137,200    3,140,508
                                                            ------------
                                                              22,223,329
                                                            ------------
       Total Common Stocks
       (Cost $124,045,927)                                   131,011,363
                                                            ------------

       SHORT-TERM INVESTMENTS - 5.0%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/04 at 0.15% to
         be repurchased at $7,001,029 on
         07/01/04 collateralized by $7,065,000
         FHLB 3.550% due 11/26/04 with a value
         of $7,141,337 (Cost $7,001,000)........ $7,001,000    7,001,000

       TOTAL INVESTMENTS - 99.2%
       (Cost $131,046,927)                                   138,012,363

       Other Assets and Liabilities (net) - 0.8%               1,062,324
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $139,074,687
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 94.5%
       ADVERTISING - 0.4%
       Omnicom Group, Inc.....................      35,010 $   2,656,909
                                                           -------------
       AEROSPACE & DEFENSE - 2.7%
       Honeywell International, Inc...........     117,370     4,299,263
       Lockheed Martin Corp...................     101,700     5,296,536
       Northrop Grumman Corp..................      67,580     3,629,046
       United Technologies Corp...............      62,700     5,735,796
                                                           -------------
                                                              18,960,641
                                                           -------------
       AIR FREIGHT & LOGISTICS - 1.1%
       Expeditors International of Washington,
         Inc..................................      63,900     3,157,299
       United Parcel Service, Inc. - Class B..      63,500     4,773,295
                                                           -------------
                                                               7,930,594
                                                           -------------
       BANKS - 1.9%
       Bank of America Corp...................      80,500     6,811,910
       Bank One Corp..........................     132,790     6,772,290
                                                           -------------
                                                              13,584,200
                                                           -------------
       BEVERAGES - 3.7%
       Anheuser-Busch Co., Inc................     222,820    12,032,280
       Coca-Cola Co...........................      57,000     2,877,360
       PepsiCo, Inc...........................     217,150    11,700,042
                                                           -------------
                                                              26,609,682
                                                           -------------
       BIOTECHNOLOGY - 1.7%
       Applera Corp. - Applied Biosystems
         Group................................      92,620     2,014,485
       Biogen Idec, Inc*......................      91,300     5,774,725
       Digene Corp.*(a).......................      44,800     1,636,544
       Invitrogen Corp.*......................      36,800     2,649,232
       Martek Biosciences Corp.*..............       6,400       359,488
                                                           -------------
                                                              12,434,474
                                                           -------------
       CHEMICALS - 2.2%
       Air Products & Chemicals, Inc..........      74,600     3,912,770
       Dow Chemical Co........................      47,200     1,921,040
       E.I. du Pont de Nemours & Co...........      55,800     2,478,636
       Monsanto Co............................      22,000       847,000
       Praxair, Inc...........................     161,900     6,461,429
                                                           -------------
                                                              15,620,875
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 1.6%
       Kinder Morgan Management LLC...........     101,786     3,742,671
       Manpower, Inc..........................      35,300     1,792,181
       Waste Management, Inc..................     198,870     6,095,366
                                                           -------------
                                                              11,630,218
                                                           -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 4.8%
       Cisco Systems, Inc.*...................     663,350    15,721,395
       Lucent Technologies, Inc.*(a)..........     416,210     1,573,274

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMUNICATIONS EQUIPMENT & SERVICES - CONTINUED
        Motorola, Inc.........................     225,400 $   4,113,550
        Nokia Oyj (ADR).......................     301,035     4,377,049
        Tektronix, Inc........................     129,400     4,402,188
        Telefonos de Mexico S.A. de C.V. (ADR)     107,300     3,569,871
                                                           -------------
                                                              33,757,327
                                                           -------------
        COMPUTERS & PERIPHERALS - 3.2%
        Dell, Inc.*...........................     226,600     8,116,812
        International Business Machines Corp..     165,100    14,553,565
                                                           -------------
                                                              22,670,377
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
        Agilent Technologies, Inc.*...........     182,600     5,346,528
        L-3 Communications Holdings, Inc......      50,100     3,346,680
        PerkinElmer, Inc......................     125,100     2,507,004
        Vishay Intertechnology, Inc.*(a)......     143,570     2,667,531
                                                           -------------
                                                              13,867,743
                                                           -------------
        FINANCIALS - DIVERSIFIED - 6.9%
        American Express Co...................     193,200     9,926,616
        Bear Stearns Companies, Inc...........      41,000     3,456,710
        Citigroup, Inc........................     348,330    16,197,345
        J.P. Morgan Chase & Co................     106,690     4,136,371
        Morgan Stanley........................     209,500    11,055,315
        Prudential Financial, Inc.............      89,900     4,177,653
                                                           -------------
                                                              48,950,010
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%
        Johnson & Johnson.....................     200,300    11,156,710
        Medtronic, Inc........................     290,790    14,167,289
        Millipore Corp.*......................     132,430     7,465,079
                                                           -------------
                                                              32,789,078
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 1.0%
        Aetna, Inc............................      79,600     6,766,000
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.8%
        Carnival Corp.........................     138,020     6,486,940
        Royal Caribbean Cruises, Ltd.(a)......     145,640     6,322,232
                                                           -------------
                                                              12,809,172
                                                           -------------
        HOUSEHOLD PRODUCTS - 2.8%
        Clorox Company, (The).................      69,500     3,737,710
        Estee Lauder Cos., Inc. - Class A.....     101,760     4,963,853
        Kimberly-Clark Corp...................      26,100     1,719,468
        Procter & Gamble Co...................     169,100     9,205,804
                                                           -------------
                                                              19,626,835
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 5.4%
        3M Co.................................       7,800       702,078
        General Electric Co...................   1,000,700    32,422,680
        Tyco International, Ltd...............     149,800     4,964,372
                                                           -------------
                                                              38,089,130
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - 1.6%
       American International Group, Inc......     131,580 $   9,379,023
       XL Capital, Ltd. - Class A.............      24,240     1,829,150
                                                           -------------
                                                              11,208,173
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 1.8%
       Novell, Inc.*..........................     102,100       856,619
       Yahoo!, Inc.*..........................     335,700    12,195,981
                                                           -------------
                                                              13,052,600
                                                           -------------
       MACHINERY - 0.7%
       Ingersoll-Rand Co. - Class A...........      70,200     4,795,362
                                                           -------------
       MEDIA - 10.1%
       Clear Channel Communications, Inc......     178,520     6,596,314
       Comcast Corp. - Class A*...............     643,930    17,778,907
       Cox Communications, Inc. - Class A*....      54,600     1,517,334
       New York Times Co. - Class A...........      55,700     2,490,347
       News Corp., Ltd. (ADR)(a)..............     243,290     8,617,332
       Time Warner, Inc.*.....................     822,160    14,453,573
       Univision Communications, Inc. -
         Class A*(a)..........................     161,449     5,155,067
       Viacom, Inc. - Class B.................     416,720    14,885,238
                                                           -------------
                                                              71,494,112
                                                           -------------
       OIL & GAS - 5.9%
       Amerada Hess Corp......................      60,200     4,767,238
       BJ Services Co.*.......................      81,290     3,726,333
       Burlington Resources, Inc..............      89,300     3,230,874
       Encana Corp............................      69,800     3,000,057
       Exxon Mobil Corp.......................     295,980    13,144,472
       Halliburton Co.........................      81,530     2,467,098
       Murphy Oil Corp........................      30,100     2,218,370
       Schlumberger, Ltd......................      81,700     5,188,767
       Total Fina Elf S.A. (ADR)..............      44,960     4,319,757
                                                           -------------
                                                              42,062,966
                                                           -------------
       PHARMACEUTICALS - 9.4%
       Amgen, Inc.*...........................     121,200     6,613,884
       Dr. Reddy's Laboratories, Ltd. (ADR)(a)      51,500       895,070
       Eli Lilly & Co.........................     125,400     8,766,714
       Gilead Sciences, Inc.*.................      77,200     5,172,400
       MedImmune, Inc.*.......................      44,800     1,048,320
       Merck & Co., Inc.......................     140,600     6,678,500
       Novartis AG............................     181,854     8,025,748
       Pfizer, Inc............................     555,570    19,044,939
       Pharmaceutical Product Development,
         Inc.*................................      51,300     1,629,801
       Roche Holding AG.......................      25,874     2,562,805

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       PHARMACEUTICALS - CONTINUED
       Teva Pharmaceutical Industries, Ltd.
         (ADR)(a).............................      97,616 $   6,568,581
                                                           -------------
                                                              67,006,762
                                                           -------------
       RETAIL - MULTILINE - 4.0%
       Costco Wholesale Corp..................     109,800     4,509,486
       Federated Department Stores, Inc.......      76,700     3,765,970
       J.C. Penney Co., Inc...................      49,700     1,876,672
       Target Corp............................     187,300     7,954,631
       Wal-Mart Stores, Inc...................     139,700     7,370,572
       Walgreen Co............................      88,400     3,200,964
                                                           -------------
                                                              28,678,295
                                                           -------------
       RETAIL - SPECIALTY - 1.5%
       Foot Locker, Inc.......................      34,400       837,296
       Gap, Inc...............................     271,570     6,585,572
       Limited Brands.........................      41,400       774,180
       PETCO Animal Supplies, Inc.*...........      11,200       360,752
       PETsMART, Inc..........................      75,000     2,433,750
                                                           -------------
                                                              10,991,550
                                                           -------------
       ROAD & RAIL - 0.6%
       Canadian National Railway Co...........      36,050     1,571,419
       Norfolk Southern Corp..................      95,200     2,524,704
                                                           -------------
                                                               4,096,123
                                                           -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.0%
       Analog Devices, Inc....................      68,280     3,214,622
       Cypress Semiconductor Corp.*(a)........     179,220     2,543,132
       Intel Corp.............................     563,100    15,541,560
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)...........................     352,089     2,925,859
       Texas Instruments, Inc.................     178,720     4,321,450
                                                           -------------
                                                              28,546,623
                                                           -------------
       SOFTWARE - 7.1%
       Adobe Systems, Inc.....................     188,800     8,779,200
       Cadence Design Systems, Inc.*..........     185,040     2,707,135
       Citrix Systems, Inc.*..................     155,200     3,159,872
       EMC Corp.*.............................      92,100     1,049,940
       Microsoft Corp.........................     868,620    24,807,787
       SAP AG (ADR)...........................     137,500     5,748,875
       VERITAS Software Corp.*................     153,875     4,262,338
                                                           -------------
                                                              50,515,147
                                                           -------------
       Total Common Stocks
       (Cost $628,666,018)                                   671,200,978
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 10.3%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 0.15% to
      be repurchased at $39,255,164 on
      07/01/04 collateralized by $39,935,000
      FHLMC 2.070% due 08/26/05 with value
      of $40,043,184........................... $ 39,255,000 $  39,255,000
    State Street Navigator Securities Lending
      Prime Portfolio(b).......................   33,459,308    33,459,308
                                                             -------------
    Total Short-Term Investments
    (Cost $72,714,308)                                          72,714,308
                                                             -------------

    TOTAL INVESTMENTS - 104.8%
    (Cost $701,380,326)                                        743,915,286

    Other Assets and Liabilities (net) - (4.8%)                (33,837,199)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 710,078,087
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     ASSET-BACKED SECURITIES - 1.7%
     Asset-Backed Securities Corp. 1.739%,
       due 01/15/33 - Class A+................ $   2,916,241 $   2,934,694
     Equity One ABS, Inc. 1.600%, due
       04/25/34+..............................     2,948,639     2,942,293
     GSAMP Trust 1.620%, due 03/25/34+........     1,400,000     1,400,039
     Redwood Capital, Ltd. 2003-3 4.960%,
       due 01/09/06 (144A)(a)+................     1,200,000     1,202,352
     Redwood Capital, Ltd. 2003-4 3.410%,
       due 01/09/06 (144A)(a)+................     1,200,000     1,202,040
     Structured Asset Investment Loan Trust
       1.420%, due 06/25/33+..................       291,670       291,836
     Truman Capital Mortgage Loan Trust
       1.640%, due 01/25/34 - Class A1
       (144A)(b)+.............................       427,756       423,180
                                                             -------------
     Total Asset-Backed Securities
     (Cost $10,388,453)                                         10,396,434
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
     Bank of America Mortgage Securities
       6.500%, due 09/25/33+..................       846,984       865,078
     Bear Stearns ARM Trust 4.357%, due
       01/25/34+..............................     7,699,523     7,723,352
     Sequoia Mortgage Trust 1.630%, due
       10/19/26 - Class A+....................     1,895,827     1,896,621
                                                             -------------
     Total Collateralized Mortgage Obligations
     (Cost $10,586,054)                                         10,485,051
                                                             -------------
     MUNICIPALS - 0.3%
     California County Tob Securitization
       Agency 5.625%, due 06/01/23............       200,000       179,524
     Golden St Tob Securitization Corp.
       6.750%, due 06/01/39...................     1,000,000       899,680
     Ohio State 5.000%, due 06/15/13..........     1,000,000     1,080,780
                                                             -------------
     Total Municipals
     (Cost $2,147,394)                                           2,159,984
                                                             -------------

     CORPORATE BONDS - 4.3%
     FINANCIALS - DIVERSIFIED - 1.8%
     Countrywide Home Loans, Inc. 1.360%,
       due 02/23/05+..........................     4,500,000     4,499,064
     Ford Motor Credit Co. 3.045%, due
       10/25/04+..............................       800,000       803,461
     General Motors Acceptance Corp. 2.135%,
       due 05/18/06+..........................     3,800,000     3,809,200
     Small Business Administration 4.504%,
       due 02/10/14...........................     2,781,042     2,636,112
                                                             -------------
                                                                11,747,837
                                                             -------------
     INSURANCE - 0.1%
     Residential Reinsurance, Ltd. 6.260%, due
       06/08/06 (144A)(a)+....................       500,000       507,500
                                                             -------------

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     METALS & MINING - 0.2%
     Alcan Aluminum, Inc. 1.624%, due
       12/08/04 (144A)(b)+..................... $   1,200,000 $   1,200,033
                                                              -------------
     MISCELLANEOUS - 0.4%
     Phoenix Quake Wind, Ltd.
       4.050%, due 07/03/08 (144A)(a)+.........     1,500,000     1,542,120
     Vita Capital, Ltd.
       2.950%, due 01/01/07 (144A)(a)+.........       800,000       806,896
                                                              -------------
                                                                  2,349,016
                                                              -------------
     OIL & GAS - 0.7%
     Halliburton Co.
       2.650%, due 10/17/05+...................     1,200,000     1,212,416
      1.920%, due 01/26/07 (144A)(b)+..........     3,490,000     3,489,222
                                                              -------------
                                                                  4,701,638
                                                              -------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.9%
     Sprint Capital Corp. 7.900%, due
       03/15/05................................     2,500,000     2,591,948
     Verizon Wireless Capital, Ltd. 1.350%, due
       05/23/05 (144A)(b)+.....................     3,100,000     3,097,876
                                                              -------------
                                                                  5,689,824
                                                              -------------
     UTILITIES - 0.2%
     Entergy Gulf States
       2.434%, due 06/18/07 (144A)(b)+.........     1,100,000     1,103,193
                                                              -------------
     Total Corporate Bonds
     (Cost $27,457,526)                                          27,299,041
                                                              -------------

     FOREIGN BONDS & DEBT SECURITIES - 1.7%
     FOREIGN GOVERNMENT - 1.7%
     Federal Republic of Brazil 8.000%, due
       04/15/14................................     1,172,771     1,071,913
     Government of France 3.000%, due
       07/25/12................................     7,368,900     9,739,018
                                                              -------------
     Total Foreign Bonds & Debt Securities
     (Cost $10,880,496)                                          10,810,931
                                                              -------------

     U.S. GOVERNMENT & AGENCY OBLIGATIONS - 106.4%
     U.S. Treasury Inflation Index Bond
       3.875%, due 04/15/29....................    76,293,239    97,309,661
      3.375%, due 04/15/32.....................     3,190,050     3,883,139
     U.S. Treasury Inflation Index Note
       3.375%, due 01/15/07....................   100,646,260   107,837,032
      3.625%, due 01/15/08.....................    59,572,080    65,122,113
      3.875%, due 01/15/09.....................    56,152,696    62,619,072
      4.250%, due 01/15/10.....................    34,041,774    38,972,521
      3.500%, due 01/15/11.....................    37,196,978    41,311,931
      3.375%, due 01/15/12.....................     3,188,910     3,533,963
      3.000%, due 07/15/12.....................   107,074,500   115,791,114
      1.875%, due 07/15/13.....................    20,553,200    20,309,953
      2.000%, due 01/15/14.....................   111,874,005   111,244,825
                                                              -------------
     Total U.S. Government & Agency Obligations
     (Cost $661,809,786)                                        667,935,324
                                                              -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          -------------------------------------------------------------
          SECURITY                              PAR          VALUE
          DESCRIPTION                          AMOUNT       (NOTE 2)
          -------------------------------------------------------------

          SHORT-TERM INVESTMENTS - 90.4%
          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 56.2%
          Federal Home Loan Bank
            1.010%, due 07/02/04(c)........ $  16,500,000 $  16,499,537
           1.250%, due 09/01/04(c).........     6,000,000     5,987,083
           1.410%, due 09/15/04(c).........     6,000,000     5,982,140
          Federal Home Loan Mortgage Corp.
            1.010%, due 07/15/04(c)........     5,100,000     5,097,997
           1.055%, due 08/03/04(c).........     2,800,000     2,797,292
           1.060%, due 08/03/04(c).........       100,000        99,903
           1.125%, due 08/10/04(c).........     5,200,000     5,193,500
           1.150%, due 08/17/04(c).........    11,700,000    11,682,434
           1.195%, due 08/17/04(c).........     4,000,000     3,993,759
           1.205%, due 08/20/04(c).........     6,000,000     5,989,958
           1.079%, due 08/23/04(c).........     6,100,000     6,088,505
           1.175%, due 08/24/04(c).........     4,400,000     4,392,245
           1.210%, due 08/31/04(c).........    10,400,000    10,378,677
           1.215%, due 08/31/04(c).........     6,000,000     5,987,648
           1.275%, due 09/07/04(c).........     7,100,000     7,082,901
           1.315%, due 09/07/04(c).........     4,500,000     4,488,822
           1.320%, due 09/07/04(c).........     6,000,000     5,985,040
           1.200%, due 09/13/04(c).........    10,600,000    10,573,853
           1.445%, due 09/14/04(c).........    12,000,000    11,963,875
           1.260%, due 09/20/04(c).........     4,500,000     4,487,243
           1.435%, due 09/21/04(c).........    16,700,000    16,645,345
           1.280%, due 09/22/04(c).........     5,900,000     5,882,589
           1.465%, due 09/28/04(c).........    17,000,000    16,938,162
           1.298%, due 09/30/04(c).........     6,100,000     6,077,333
           1.300%, due 09/30/04(c).........     5,900,000     5,880,612
           1.520%, due 10/13/04(c).........     4,600,000     4,579,801
           1.560%, due 10/20/04(c).........     6,200,000     6,170,178
          Federal National Mortgage Assoc.
            1.005%, due 07/01/04(c)........     5,100,000     5,100,000
           1.010%, due 07/01/04(c).........     5,000,000     5,000,000
           1.030%, due 07/01/04(c).........     3,000,000     3,000,000
           1.000%, due 07/02/04............     5,000,000     4,999,861
           1.045%, due 07/21/04(c).........     4,300,000     4,297,504
           1.055%, due 07/28/04(c).........     5,800,000     5,795,411
           1.055%, due 08/04/04(c).........     5,200,000     5,194,819
           1.065%, due 08/04/04(c).........     3,700,000     3,696,278
           1.100%, due 08/04/04(c).........     5,300,000     5,294,494
           1.125%, due 08/11/04(c).........    14,500,000    14,481,422
           1.130%, due 08/11/04(c).........     5,900,000     5,892,407
           1.150%, due 08/18/04(c).........    17,200,000    17,173,627
           1.155%, due 08/18/04(c).........     4,400,000     4,393,224
           1.180%, due 08/25/04(c).........    11,800,000    11,778,727
           1.185%, due 08/25/04(c).........     6,000,000     5,989,138
           1.230%, due 09/01/04(c).........     6,000,000     5,987,290
           1.250%, due 09/01/04(c).........     6,000,000     5,987,083
           1.405%, due 09/08/04(c).........    16,400,000    16,355,836
           1.430%, due 09/08/04(c).........     6,000,000     5,983,555

          ------------------------------------------------------------
          SECURITY                             PAR          VALUE
          DESCRIPTION                         AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
           1.427%, due 09/22/04(c)........ $   6,200,000 $   6,179,487
           1.520%, due 10/15/04(c)........     4,600,000     4,579,006
           1.530%, due 10/18/04(c)........     2,800,000     2,787,029
           1.530%, due 10/20/04(c)........     6,200,000     6,170,751
          U.S. Treasury Bill
            1.194%, due 09/16/04..........        65,000        64,828
                                                         -------------
                                                           353,108,209
                                                         -------------
          COMMERCIAL PAPER - 33.7%
          ASB Bank, Ltd.
            1.140%, due 08/30/04..........     2,000,000     1,996,200
           1.490%, due 09/22/04...........     8,300,000     8,271,487
          Bank of Ireland
            1.260%, due 09/01/04..........    16,400,000    16,364,553
           1.280%, due 09/08/04...........     1,600,000     1,596,075
          Barclays Plc
            1.110%, due 08/25/04..........     8,000,000     7,986,433
           1.110%, due 08/26/04...........       200,000       199,655
           1.280%, due 09/21/04...........     2,200,000     2,193,586
          CBA Finance, Inc.
            1.080%, due 07/27/04..........       700,000       699,454
          CDC Commercial Paper, Inc.
            1.120%, due 08/19/04 (144A)(b)     2,100,000     2,096,799
           1.320%, due 09/10/04 (144A)(b).       600,000       598,438
           1.250%, due 09/16/04 (144A)(b).    10,400,000    10,372,194
           1.260%, due 09/22/04 (144A)(b).     3,500,000     3,489,833
           1.270%, due 09/24/04 (144A)(b).     1,500,000     1,495,502
          Citibank NA
            1.100%, due 08/05/04..........     1,500,000     1,500,000
           1.190%, due 08/20/04...........     7,300,000     7,300,000
           1.215%, due 08/23/04...........     1,100,000     1,100,000
          Danske Corp.
            1.260%, due 09/14/04..........     1,500,000     1,496,062
           1.270%, due 09/20/04...........     4,800,000     4,786,284
          European Investment Bank
            1.030%, due 07/02/04..........       900,000       899,974
          General Electric Capital Corp.
            1.040%, due 07/08/04..........    10,000,000     9,997,978
           1.060%, due 07/09/04...........       100,000        99,976
           1.060%, due 07/16/04...........       700,000       699,691
           1.110%, due 08/13/04...........       200,000       199,735
          HBOS Treasury Services Plc
            1.035%, due 07/01/04..........       100,000       100,000
           1.080%, due 07/22/04...........       200,000       199,874
           1.250%, due 08/25/04...........       400,000       399,236
           1.250%, due 08/31/04...........       100,000        99,788
           1.150%, due 09/03/04...........       100,000        99,796
           1.235%, due 09/10/04...........     8,700,000     8,678,809
           1.290%, due 09/24/04...........     2,100,000     2,093,604
           1.640%, due 10/26/04...........     4,100,000     4,078,147

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     COMMERCIAL PAPER - CONTINUED
     ING U.S. Funding LLC
       1.345%, due 09/09/04................... $   6,000,000 $   5,984,308
     Nestle Capital Corp.
       1.240%, due 09/14/04...................    14,600,000    14,562,283
     Pfizer, Inc.
       1.160%, due 07/30/04...................     6,900,000     6,893,552
      1.300%, due 08/18/04....................     6,100,000     6,089,427
     Rabobank USA Financial Corp.
       1.110%, due 08/23/04...................     2,700,000     2,695,588
      1.240%, due 09/13/04....................       300,000       299,235
     Royal Bank of Scotland Plc
       1.050%, due 07/14/04...................       600,000       599,773
      1.090%, due 08/06/04....................       300,000       299,673
      1.135%, due 09/01/04....................       200,000       199,609
     Shell Finance Plc
       1.240%, due 09/14/04...................    11,700,000    11,669,775
     Svenska Handelsbanken, Inc.
       1.075%, due 07/28/04...................     3,100,000     3,097,500
      1.090%, due 08/03/04....................       200,000       199,800
      1.250%, due 09/01/04....................    12,700,000    12,672,660
      1.295%, due 09/24/04....................     2,000,000     1,993,885
     Swedbank, Inc.
       1.560%, due 10/21/04...................     6,100,000     6,070,395
     Total Fina Elf Capital 1.420%, due
       07/01/04...............................     5,300,000     5,300,000
     UBS Finance, Inc.
       1.040%, due 07/06/04...................     4,700,000     4,699,321
      1.110%, due 08/24/04....................       100,000        99,833
      1.135%, due 09/01/04....................       100,000        99,805
      1.130%, due 09/07/04....................     1,900,000     1,895,945
      1.265%, due 09/20/04....................     1,400,000     1,396,015
      1.270%, due 09/23/04....................       400,000       398,815
     Wells Fargo Bank NA
       1.090%, due 07/07/04...................       200,000       200,000
      1.240%, due 07/19/04....................    10,700,000    10,700,000
     Westpac Capital Corp.
       1.030%, due 07/12/04...................       100,000        99,969
      1.030%, due 07/16/04....................       100,000        99,957
      1.385%, due 09/10/04....................     5,800,000     5,784,157
     Westpac Trust Securities, Ltd.
       1.220%, due 08/25/04...................     6,500,000     6,487,885
                                                             -------------
                                                               211,778,328
                                                             -------------
     REPURCHASE AGREEMENTS - 0.5%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.10% to
       be repurchased at $2,784,008 on
       07/01/04 collateralized by $2,870,000
       FHLB 2.08% due 06/30/06 with a value
       of $2,841,300..........................     2,784,000     2,784,000
                                                             -------------
     Total Short-Term Investments
     (Cost $567,670,526)                                       567,670,537
                                                             -------------

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       OPTIONS - 0.0%
       Treasury Inflation Index Puts Expire
         08/27/04 (Cost $22,812)........... $ 146,000,000 $            0
                                                          --------------

       TOTAL INVESTMENTS - 206.5%
       (Cost $1,290,963,047)                               1,296,757,302

       Other Assets and Liabilities
         (net) - (106.5%)                                   (668,788,617)
                                                          --------------

       TOTAL NET ASSETS - 100.0%                          $  627,968,685
                                                          ==============

PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.84% of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

FHLB - Federal Home Loan Bank

The adviser considers liquid securities as coverage for open derivatives.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2004, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        81.12%
                 AA                                       0.30
                 A                                       17.07
                 BBB                                      1.30
                 BB                                       0.13
                 B                                        0.08
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                                  STRIKE  NUMBER OF    VALUE
  PUT OPTIONS                          EXPIRATION PRICE   CONTRACTS   (NOTE 2)
  ----------------------------------------------------------------------------
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $6.50   (6,300,000) $  (731)
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  6.00  (10,600,000)  (7,325)
  OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  7.00  (15,100,000)  (1,933)
                                                                      -------
  (Written Option Premium $265,047)                                   $(9,989)
                                                                      =======

                                                  STRIKE  NUMBER OF    VALUE
  CALL OPTIONS                         EXPIRATION PRICE   CONTRACTS   (NOTE 2)
  ----------------------------------------------------------------------------
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $4.00   (6,300,000) $(3,566)
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  3.80  (10,600,000)  (1,897)
  OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  4.00  (15,100,000)  (1,676)
                                                                      -------
  (Written Option Premium $295,155)                                   $(7,139)
                                                                      =======

                                                                 VALUE
      SECURITY SOLD SHORT INTEREST RATE  MATURITY   PROCEEDS    (NOTE 2)
      --------------------------------------------------------------------
      U.S. Treasuary Note     4.25%     11/15/2013 $14,043,109 $14,215,042

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO PEA INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 98.6%
        ADVERTISING - 2.6%
        Monster Worldwide, Inc.*.............     190,200 $   4,891,944
                                                          -------------
        BUSINESS SERVICES - 1.4%
        Accenture, Ltd. - Class A*...........      98,500     2,706,780
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 21.3%
        Avaya, Inc.*.........................      57,300       904,767
        Cisco Systems, Inc.*.................     176,600     4,185,420
        Comverse Technology, Inc.*...........     310,200     6,185,388
        Corning, Inc.*(a)....................     231,700     3,026,002
        Foundry Networks, Inc.*(a)...........     320,100     4,503,807
        JDS Uniphase Corp.*..................     488,600     1,851,794
        Marvell Technology Group, Ltd.*......     109,198     2,915,586
        Nokia Oyj (ADR)......................     102,800     1,494,712
        Nortel Networks Corp.*...............     258,300     1,288,917
        Polycom, Inc.*.......................     143,100     3,206,871
        QUALCOMM, Inc........................      45,800     3,342,484
        Sonus Networks, Inc.*(a).............     373,000     1,782,940
        Telefonaktiebolaget LM Ericsson
          (ADR)*(a)..........................      47,100     1,409,232
        UTStarcom, Inc.*(a)..................     135,500     4,098,875
                                                          -------------
                                                             40,196,795
                                                          -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 2.3%
        Juniper Networks, Inc.*..............     176,800     4,343,976
                                                          -------------
        COMPUTER SOFTWARE & PROCESSING - 1.8%
        Cognizant Technology Solutions Corp.*     132,400     3,364,284
                                                          -------------
        COMPUTERS & PERIPHERALS - 3.7%
        Network Appliance, Inc.*.............     156,500     3,369,445
        SanDisk Corp.*(a)....................     122,100     2,648,349
        Western Digital Corp.*...............     104,700       906,702
                                                          -------------
                                                              6,924,496
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 13.9%
        AU Optronics Corp. (ADR)*(a).........     185,300     3,014,831
        Broadcom Corp. - Class A*............      84,000     3,928,680
        Celestica, Inc.*(a)..................     293,600     5,857,320
        Flextronics International, Ltd.*.....     520,300     8,298,785
        Solectron Corp.*.....................     773,400     5,003,898
                                                          -------------
                                                             26,103,514
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
        St. Jude Medical, Inc.*..............      28,400     2,148,460
                                                          -------------
        INDUSTRIAL CONGLOMERATES - 0.3%
        3Com Corp.*..........................      73,400       458,750
                                                          -------------
        INTERNET & CATALOG RETAIL - 2.2%
        Amazon.com, Inc.*....................      76,500     4,161,600
                                                          -------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 24.5%
        Applied Materials, Inc.*.............     150,900     2,960,658
        Applied Micro Circuits Corp.*(a).....     233,600     1,242,752
        Cymer, Inc.*(a)......................      88,400     3,309,696

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
       Cypress Semiconductor Corp.*(a)........     184,600 $   2,619,474
       Intel Corp.............................     126,400     3,488,640
       KLA-Tencor Corp.*......................      51,910     2,563,316
       Kulicke & Soffa Industries, Inc.*(a)...     135,500     1,485,080
       Linear Technology Corp.................      67,300     2,656,331
       Micron Technology, Inc.*...............     117,200     1,794,332
       National Semiconductor Corp.*..........     291,500     6,410,085
       NVIDIA Corp.*..........................     170,900     3,503,450
       OmniVision Technologies, Inc.*(a)......     201,006     3,206,046
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)...........................     414,560     3,444,992
       Texas Instruments, Inc.................     176,400     4,265,352
       United Microelectronics Corp. (ADR)(a).     754,331     3,251,166
                                                           -------------
                                                              46,201,370
                                                           -------------
       SOFTWARE - 23.5%
       Avid Technology, Inc.*(a)..............      79,100     4,316,487
       BEA Systems, Inc.*.....................     166,700     1,370,274
       EMC Corp.*.............................     276,329     3,150,151
       Macromedia, Inc.*......................     119,100     2,923,905
       Mercury Interactive Corp.*.............      65,156     3,246,723
       Microsoft Corp.........................      73,300     2,093,448
       Novell, Inc.*..........................     194,800     1,634,372
       Oracle Corp.*..........................     242,300     2,890,639
       Red Hat, Inc.*(a)......................      87,500     2,009,875
       SAP AG (ADR)...........................     146,100     6,108,441
       Siebel Systems, Inc.*..................     284,200     3,035,256
       Symantec Corp.*........................      60,800     2,661,824
       Take-Two Interactive Software, Inc.*(a)     158,000     4,841,120
       VERITAS Software Corp.*................     142,900     3,958,330
                                                           -------------
                                                              44,240,845
                                                           -------------
       Total Common Stocks
       (Cost $185,876,091)                                   185,742,814
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO PEA INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    ------------------------------------------------------------------------
    SECURITY                                      SHARES/PAR      VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 25.7%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 0.15% to
      be repurchased at $7,055,000 on
      07/01/04 collateralized by $6,905,000
      FNMA 5.25% due 06/15/06 with a value
      of $7,199,540............................. $  7,055,000 $   7,055,000
    State Street Navigator Securities
      Lending Prime Portfolio(b)................   41,303,627    41,303,627
                                                              -------------
    Total Short-Term Investments
    (Cost $48,358,627)                                           48,358,627
                                                              -------------

    TOTAL INVESTMENTS - 124.3%
    (Cost $234,234,718)                                         234,101,441

    Other Assets and Liabilities (net) - (24.3%)                (45,729,205)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 188,372,236
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - 3.4%
      Badger Tobacco Asset Securitization
        Corp. 6.375%, due 06/01/32.......... $    360,000 $        304,106
      California Infrastructure & Economic
        Development 5.000%, due
        07/01/36............................    1,350,000        1,318,397
      California State Economic Recovery
        5.250%, due 07/01/12................    3,300,000        3,622,146
      Clark Country Nevada School District
        5.375%, due 06/15/13................    2,000,000        2,216,080
      Detroit Michigan Sewage Disposal
        Revenue 5.000%, due 07/01/32........    2,500,000        2,473,975
      Energy Northwest Wash Electric Revenue
        5.500%, due 07/01/12................    1,600,000        1,771,904
       5.500%, due 07/01/14.................    2,000,000        2,208,560
      Florida State, Series A 5.000%, due
        06/01/32............................    1,250,000        1,227,788
      Florida State Board of Education
        5.000%, due 06/01/32................    2,925,000        2,881,564
      Florida State Turnpike Authority
        5.000%, due 07/01/33................    1,500,000        1,472,955
      Georgia State, Series B 5.000%, due
        05/01/20............................    2,000,000        2,066,520
      Golden State Tob Securitization Corp.
        6.250%, due 06/01/33................      640,000          577,126
       6.750%, due 06/01/39.................    3,400,000        3,058,912
      Illinois State 5.100%, due 06/01/33...    1,900,000        1,685,794
      New York City Municipal Water Finance
        Authority 5.000%, due 06/15/35......    1,300,000        1,258,231
      New York State Dormitory Authority
        Revenues 5.000%, due 03/15/27.......      600,000          587,208
      New York State Urban Development
        Corp. 6.500%, due 01/01/10..........    1,200,000        1,385,400
      North Carolina State 5.000%, due
        03/01/12............................      700,000          761,593
      South Carolina Transportation
        Infrastructure 5.000%, due
        10/01/33............................    2,900,000        2,847,307
      Tacoma Washington Regional Water
        Supply Systems 5.000%, due
        12/01/32............................      800,000          779,824
      Tobacco Settlement Financing Corp.
        6.250%, due 06/01/42................    1,300,000        1,069,042
      Tobacco Settlement Funding Corp
        6.375%, due 06/01/32................    1,400,000        1,255,604
       5.875%, due 05/15/39.................      800,000          644,824
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28............................    1,800,000        1,546,326

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - CONTINUED
     Utah Trans Authority Sales Tax Revenues
       5.000%, due 06/15/32................. $  1,000,000 $        974,980
     Virginia College Building Authority Va
       Revenues 5.000%, due 02/01/10........    1,500,000        1,623,975
     Wisconsin State
       5.000%, due 05/01/13.................    3,000,000        3,232,500
                                                          ----------------
     Total Municipals (Cost $46,475,720)                        44,852,641
                                                          ----------------

     DOMESTIC BONDS & DEBT SECURITIES - 11.2%
     ASSET-BACKED SECURITIES - 1.6%
     Bear Stearns Asset-Backed Securities,
       Inc. 1.700%, due 10/27/32^...........      239,360          240,205
     Chase Funding Mortgage Loan
       1.630%, due 09/25/29^................    2,817,236        2,821,819
     Countrywide Asset-Backed Certificates
       1.410%, due 08/25/23^................    4,640,056        4,637,880
     Credit-Based Asset Servicing &
       Securitization 1.640%, due
       08/25/29^............................      348,677          349,518
     Encore Credit Corp. 1.450%, due
       03/25/24^............................    3,400,000        3,396,909
     First Franklin Mortgage Loan Trust
       2.800%, due 02/25/33^................    2,773,783        2,788,944
     Household Home Equity Loan Trust
       1.630%, due 10/20/32^................      413,108          413,796
     MLCC Mortgage Investors, Inc. 1.619%,
       due 03/15/25^........................      262,878          263,779
     Quest Trust 1.851%, due
       06/25/34^(144A)(b)...................    2,700,000        2,694,837
     Structured Asset Securities Corp.
       1.800%, due 05/25/32^................    2,870,213        2,879,847
     United Airlines, Inc. 1.535%, due
       03/02/49^............................      341,348          280,908
     Vanderbilt Mortgage Finance, Inc.
       6.545%, due 04/07/18.................      110,013          113,410
                                                          ----------------
                                                                20,881,852
                                                          ----------------

     AUTOMOBILES - 0.5%
     Ford Motor Co. 7.450%, due
       07/16/31.............................      840,000          802,958
     Ford Motor Credit Co.
       6.700%, due 07/16/04.................      400,000          400,574
     General Motors Acceptance Corp.
       8.000%, due 11/01/31.................    3,200,000        3,287,888
     General Motors Corp.
       8.250%, due 07/15/23.................    1,400,000        1,469,727
     Daimler Chrysler North America
       Holdings 8.500%, due 01/18/31........      900,000        1,036,990
                                                          ----------------
                                                                 6,998,137
                                                          ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - 5.0%
     Bank America Mortgage Securities
       1.750%, due 01/25/34^................ $  4,138,896 $      4,140,566
     Bear Stearns Adjustable Rate Mortgage
       Trust 5.380%, due 02/25/33^..........      723,422          728,636
     Bear Stearns Commercial Mortgage
       Securities, Inc. 1.550%, due
       05/14/16^(144A)(c)...................    6,500,000        6,494,589
      5.060%, due 11/15/16..................      458,151          471,021
     Cendant Mortgage Corp.
       6.000%, due 07/25/43 (144A)(c).......    1,979,534        2,055,121
     Countrywide Alternative Loan Trust
       5.750%, due 07/25/32.................    5,196,863        5,222,528
     Countrywide Home Loans
       6.000%, due 08/25/17.................    2,906,003        2,910,696
      6.500%, due 07/25/32..................      573,692          574,544
     Credit Suisse First Boston Mortgage
       Securities Corp.
       5.750%, due 09/22/17.................    4,636,720        4,725,516
      1.700%, due 02/25/32^.................      165,289          165,444
      2.478%, due 03/25/32^(144A)(c)........      751,986          754,908
      6.500%, due 04/25/33..................    2,777,677        2,848,152
      2.360%, due 08/25/33 (144A)(c)........    2,312,329        2,320,502
     Financial Asset Secs Corp. 1.450%, due
       09/27/33^(144A)(b)...................      543,743          544,066
     GMAC Mortgage Corp.
       5.940%, due 07/01/13.................      127,020          126,284
     GSR Mortgage Loan Trust
       6.000%, due 03/25/32.................       28,096           28,441
     Indymac ARM Trust
       6.411%, due 01/25/32^................       15,109           15,268
     JP Morgan Commercial Mortgage
       Finance Corp. 2.029%, due
       04/15/10^(144A)(c)...................      177,817          177,817
     Mellon Residential Funding Corp.
       2.768%, due 07/25/29.................      142,313          142,910
     PNC Mortgage Securities Corp.
       0.010%, due 01/25/15+................       64,372           62,183
     Renaissance Home Equity Loan Trust
       1.740%, due 08/25/33^................    2,360,901        2,366,740
     Residential Accredit Loans, Inc.
       5.500%, due 06/25/17.................       75,722           76,451
      1.700%, due 03/25/33^.................    5,612,428        5,615,683
     Residential Asset Securitization Trust
       7.130%, due 07/25/31.................       62,164           62,122
     Residential Funding Mortgage Securities
       6.500%, due 06/25/09.................       33,354           33,846
      1.650%, due 06/25/18^.................    2,631,091        2,630,963
      6.500%, due 03/25/24..................    8,153,775        8,142,659
      5.604%, due 09/25/32^.................      364,990          365,603

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Sequoia Mortgage Trust
        1.630%, due 07/20/33^............... $  1,805,697 $      1,811,140
      Structured Asset Mortgage Investments,
        Inc. 3.101%, due 03/25/32^..........    5,867,152        5,905,125
      Structured Asset Securities Corp.
        1.460%, due 08/25/33^...............      485,994          486,378
      United Mortgage Securities Corp.
        4.256%, due 09/25/33^...............       15,752           15,859
      Washington Mutual, Inc.
        6.000%, due 03/25/17................      480,651          486,411
       5.160%, due 10/25/32^................      523,859          528,609
       3.052%, due 02/27/34^................    1,646,345        1,647,694
       2.726%, due 12/25/40^................       16,459           16,485
      Wells Fargo Mortgage Backed Securities
        Trust
        4.636%, due 09/25/32^...............      117,876          117,836
       4.960%, due 09/25/32^................      469,955          475,877
                                                          ----------------
                                                                65,294,673
                                                          ----------------

      COMMUNICATIONS EQUIPMENT & SERVICES - 1.6%
      Cingular Wireless LLC 6.500%, due
        12/15/11............................      700,000          748,772
      Nextel Finance Co. 3.375%, due
        12/15/10............................    5,479,981        5,517,168
      Qwest Corp.
        7.200%, due 11/01/04................      900,000          911,250
       8.875%, due 03/15/12 (144A)(c).......    1,650,000        1,790,250
      SBC Communications, Inc. 4.206%, due
        06/05/05 (144A)(b)..................    9,400,000        9,547,740
      Sprint Capital Corp.
        6.000%, due 01/15/07................      700,000          733,487
       6.125%, due 11/15/08.................    1,830,000        1,925,383
       6.375%, due 05/01/09.................      470,000          498,282
                                                          ----------------
                                                                21,672,332
                                                          ----------------

      FINANCIALS - DIVERSIFIED - 0.7%
      Associates Corp. of North America
        6.200%, due 05/16/05................      500,000          516,314
      CIT Group, Inc.
        7.750%, due 04/02/12................    1,900,000        2,170,074
      Citigroup, Inc.
        5.625%, due 08/27/12................    1,000,000        1,029,582
      Heller Financial, Inc.
        6.375%, due 03/15/06................      400,000          423,232
      Mid-State Trust, - Class A
        7.791%, due 03/15/38................      426,058          465,609
      Morgan Stanley Group, Inc.
        5.300%, due 03/01/13................      800,000          788,582
      Qwest Capital Funding, Inc.
        7.750%, due 08/15/06................      700,000          696,500
       7.250%, due 02/15/11.................      510,000          438,600

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     FINANCIALS - DIVERSIFIED - CONTINUED
     Small Business Administration
       7.449%, due 08/01/10................. $  1,565,504 $      1,704,422
      6.353%, due 03/01/11..................      267,870          281,789
      5.500%, due 10/01/18..................      223,926          230,697
                                                          ----------------
                                                                 8,745,401
                                                          ----------------

     OIL & GAS - 1.3%
     El Paso Corp. 7.750%, due 01/15/32.....    2,875,000        2,321,563
     Pemex Project Funding Master Trust
       7.375%, due 12/15/14.................    1,700,000        1,742,500
      8.625%, due 02/01/22..................    2,800,000        2,926,000
     PG&E Corp. 2.300%, due 04/03/06^.......   10,600,000       10,607,176
                                                          ----------------
                                                                17,597,239
                                                          ----------------

     UTILITIES - 0.5%
     Edison International, Inc. 6.875%, due
       09/15/04.............................    2,150,000        2,168,812
     Entergy Gulf States 3.600%, due
       06/01/08.............................    1,400,000        1,352,016
     Oncor Electric Delivery Co. 7.250%, due
       01/15/33.............................    1,300,000        1,446,023
     Progress Energy, Inc. 6.850%, due
       04/15/12.............................    1,500,000        1,623,390
                                                          ----------------
                                                                 6,590,241
                                                          ----------------
     Total Domestic Bonds & Debt Securities
     (Cost $146,600,549)                                       147,779,875
                                                          ----------------

     FOREIGN BONDS & DEBT SECURITIES - 1.8%
     FOREIGN GOVERNMENT - 1.7%
     Federal Republic of Brazil
       11.500%, due 03/12/08................    1,440,000        1,545,840
      11.000%, due 01/11/12.................    1,150,000        1,162,650
      11.000%, due 08/17/40.................    2,080,000        1,963,000
     Republic of Brazil
       2.063%, due 04/15/06^................    1,696,000        1,675,902
      2.125%, due 04/15/09^.................      388,252          352,937
      8.000%, due 04/15/14..................      328,376          300,136
     Republic of Panama
       8.250%, due 04/22/08.................      750,000          813,750
      9.375%, due 01/16/23..................      500,000          512,500
     Republic of Peru
       9.125%, due 01/15/08.................    2,600,000        2,834,000
      9.125%, due 02/21/12..................    1,500,000        1,545,000
      9.875%, due 02/06/15..................      400,000          420,000
     United Mexican States
       6.375%, due 01/16/13.................      900,000          900,450
      6.625%, due 03/03/15..................      350,000          348,250
      8.300%, due 08/15/31..................    5,600,000        5,880,000
     United Mexican States, Series A
       8.000%, due 09/24/22.................    1,500,000        1,561,500
                                                          ----------------
                                                                21,815,915
                                                          ----------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      INDUSTRIAL - DIVERSIFIED - 0.1%
      Tyco International Group S.A.
        4.375%, due 11/19/04................ $  1,000,000 $      1,225,774
                                                          ----------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
      Deutsche Telekom International Finance
        BV (Yankee) 7.750%, due 06/15/05....      600,000          631,000
                                                          ----------------
      Total Foreign Bonds & Debt Securities
      (Cost $23,305,649)                                        23,672,689
                                                          ----------------

      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 48.2%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/01/07................    1,064,390        1,091,428
       7.000%, due 07/01/07.................        1,050            1,056
       4.500%, due 10/01/07.................    5,797,328        5,870,806
       6.500%, due 05/15/08.................    1,208,183        1,225,963
       7.000%, due 09/01/10.................       24,915           26,464
       6.500%, due 04/01/11.................      188,726          199,878
       6.000%, due 05/01/11.................      258,454          270,461
       5.500%, due 05/01/14.................      139,156          142,956
       6.000%, due 06/01/14.................      191,929          200,536
       6.000%, due 10/01/14.................       35,713           37,315
       6.000%, due 03/01/15.................        5,837            6,099
       5.500%, due 04/01/16.................      120,064          123,107
       5.000%, due 09/15/16.................    2,938,005        3,001,367
       4.500%, due 02/15/18.................   10,975,642       11,106,044
       5.000%, due 06/15/18.................   17,461,967       17,798,806
       6.500%, due 02/15/19.................    3,475,000        3,589,805
       6.000%, due 01/15/20.................    1,873,672        1,888,497
       6.000%, due 03/01/21.................    1,478,343        1,529,080
       6.000%, due 01/01/22.................    4,588,550        4,746,030
       6.000%, due 10/01/22.................   16,003,606       16,533,781
       6.000%, due 10/15/22.................      861,856          870,849
       6.375%, due 10/15/22.................      164,167          164,758
       6.500%, due 10/15/22.................    1,290,729        1,304,393
       6.000%, due 12/01/22.................      881,217          910,411
       6.000%, due 02/01/23.................    2,388,687        2,467,820
       5.500%, due 03/01/23.................    3,699,677        3,751,370
       6.000%, due 04/01/23.................      693,692          716,302
       2.625%, due 11/15/23^................    1,785,916        1,908,717
       6.500%, due 01/15/24.................      145,000          153,029
       4.747%, due 01/01/29^................    6,827,800        6,938,432
       6.500%, due 06/01/29.................        7,831            8,182
       6.000%, due 12/15/29.................    3,198,260        3,242,290
       6.000%, due 10/15/31.................    3,850,625        3,994,654
       5.928%, due 11/01/31^................      784,649          806,300
       3.500%, due 07/15/32.................    1,359,594        1,334,926
       5.198%, due 08/01/32^................    6,703,485        6,923,927
       7.500%, due 10/25/43.................    3,839,030        4,136,341
       5.500%, due TBA(a)...................    6,500,000        6,642,187
                                                          ----------------
                                                               115,664,367
                                                          ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         Federal National Mortgage Assoc.
           0.010%, due 10/01/04.......... $ 10,000,000 $      9,957,157
          6.090%, due 10/01/08...........      485,949          517,551
          6.000%, due 11/01/08...........       46,789           48,986
          6.500%, due 03/01/09...........       10,665           11,040
          5.500%, due 11/01/10...........      574,019          586,606
          7.000%, due 04/01/11...........      138,535          147,160
          7.000%, due 05/01/11...........       68,883           73,129
          5.500%, due 02/01/12...........       11,631           11,985
          5.500%, due 07/01/13...........      108,708          111,933
          8.000%, due 11/01/13...........       88,654           94,456
          6.500%, due 12/01/13...........       48,383           51,238
          5.500%, due 01/01/14...........      101,137          104,047
          8.000%, due 08/01/14...........       24,022           24,965
          5.500%, due 03/01/16...........      313,538          322,558
          6.500%, due 04/01/16...........      514,929          544,467
          6.500%, due 06/01/16...........      238,666          252,357
          6.500%, due 07/01/16...........      647,573          684,720
          6.500%, due 08/01/16...........       37,543           39,696
          6.000%, due 09/01/16...........      144,790          151,128
          6.500%, due 09/01/16...........      232,524          245,863
          6.500%, due 10/01/16...........      472,709          499,826
          5.500%, due 11/01/16...........       21,297           21,863
          5.500%, due 02/01/17...........      405,055          415,586
          6.500%, due 02/01/17...........      271,039          286,587
          6.000%, due 03/01/17...........      453,169          472,810
          6.000%, due 04/01/17...........      180,391          188,210
          3.500%, due 04/25/17...........    6,884,543        6,930,137
          5.500%, due 05/01/17...........      429,206          440,365
          6.000%, due 05/01/17...........      251,650          262,557
          5.500%, due 06/01/17...........       28,613           29,358
          6.000%, due 06/01/17...........      399,549          416,866
          6.000%, due 07/01/17...........      393,447          410,501
          6.500%, due 07/01/17...........      322,454          340,868
          6.000%, due 08/01/17...........      624,895          651,980
          5.500%, due 09/01/17...........      193,129          198,150
          6.000%, due 09/01/17...........      191,429          199,727
          6.500%, due 10/01/17...........      100,469          106,206
          5.500%, due 11/01/17...........    7,311,535        7,501,628
          5.500%, due 12/01/17...........    1,022,124        1,048,698
          6.000%, due 01/01/18...........      373,310          389,490
          5.500%, due 03/01/18...........      328,093          336,605
          5.500%, due 04/01/18...........       61,002           62,562
          5.500%, due 05/01/18...........      213,587          219,052
          6.000%, due 12/01/18...........      147,239          152,478
          6.000%, due 06/01/22...........   13,305,527       13,739,684
          6.000%, due 09/01/22...........    3,903,927        4,033,142
          6.000%, due 10/01/22...........    2,415,061        2,493,864
          6.000%, due 01/01/23...........    4,084,616        4,217,897
          5.500%, due 06/01/23...........    4,966,278        5,032,684

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      8.000%, due 10/01/25.................. $     19,861 $         21,761
      3.301%, due 10/01/28^.................    1,246,721        1,279,572
      6.000%, due 06/01/29..................      122,286          125,415
      5.500%, due 02/25/30..................       27,577           27,561
      6.000%, due 04/25/30..................      703,934          709,807
      7.500%, due 09/01/30..................        5,750            6,166
      6.727%, due 02/01/31^.................    3,374,208        3,514,337
      4.885%, due 09/01/31..................      725,427          748,162
      2.200%, due 04/25/32^.................    1,603,491        1,620,052
      5.619%, due 07/01/32^.................      770,764          790,337
      5.608%, due 09/01/32^.................    2,365,309        2,454,401
      4.811%, due 11/01/32^.................    3,477,396        3,550,488
      5.500%, due 03/01/33..................      716,350          715,216
      5.500%, due 06/01/33..................      273,889          273,455
      5.500%, due 08/01/33..................      997,118          995,540
      5.500%, due 01/01/34..................       97,546           97,391
      5.000%, due 03/01/34..................      344,398          333,188
      5.000%, due 04/01/34..................    6,244,157        6,040,907
      5.000%, due 05/01/34..................    6,670,974        6,453,831
      5.000%, due 06/01/34..................      367,263          355,309
      5.070%, due 09/01/34^.................    1,110,315        1,130,761
      4.783%, due 12/01/36^.................    3,180,184        3,285,527
      1.880%, due 08/25/43..................   19,561,757       19,535,270
      5.000%, due TBA (a)...................   88,500,000       86,935,780
      5.500%, due TBA (a)...................   48,500,000       48,272,632
                                                          ----------------
                                                               254,353,289
                                                          ----------------
     Federal National Mortgage Assoc., REMIC
       6.250%, due 10/25/22.................    1,667,139        1,682,193
      6.500%, due 12/25/22..................    2,006,829        2,011,842
                                                          ----------------
                                                                 3,694,035
                                                          ----------------
     Government National Mortgage Assoc.
       8.250%, due 02/15/09.................       43,009           45,566
      6.000%, due 04/15/14..................      194,838          204,258
      3.375%, due 02/20/22^.................       88,524           88,745
      4.375%, due 04/20/22^.................       10,692           10,725
      3.375%, due 01/20/23^.................      175,037          174,971
      7.000%, due 10/15/23..................      101,928          108,882
      7.500%, due 01/15/26..................       94,156          101,745
      4.625%, due 01/20/26^.................      121,925          122,956
      3.375%, due 02/20/26^.................       96,667           96,827
      4.375%, due 05/20/26^.................      154,819          154,678
      4.625%, due 11/20/26^.................       71,836           72,475
      3.375%, due 01/20/27^.................       53,822           53,809
      3.375%, due 02/20/27^.................       65,318           65,226
      4.375%, due 06/20/27^.................       57,862           58,009
      4.750%, due 08/20/27^.................      462,307          467,925
      4.500%, due 09/20/27^.................      200,593          202,417
      4.500%, due 11/20/27^.................      146,613          147,977
      4.625%, due 11/20/27^.................      198,787          200,877
      3.250%, due 02/20/28^.................      143,524          141,929

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        3.250%, due 03/20/28^.............. $    134,430 $        132,932
        4.375%, due 05/20/28^..............       65,847           66,038
        3.500%, due 10/20/28^..............      135,710          135,375
        3.250%, due 04/20/29^..............      156,276          154,761
        3.750%, due 04/20/29^..............      280,749          282,752
        1.553%, due 05/15/29^..............        8,418            8,424
        3.250%, due 05/20/29^..............      178,130          176,670
        3.000%, due 07/20/29^..............      175,281          172,122
        3.500%, due 08/20/29^..............      153,833          153,218
        3.000%, due 09/20/29^..............      103,372          101,392
        4.500%, due 09/20/29^..............      280,184          281,343
        4.000%, due 10/20/29^..............      118,996          119,677
        3.250%, due 01/20/30^..............      565,911          560,565
        4.000%, due 04/20/30^..............      443,128          444,561
        4.000%, due 05/20/30^..............      550,098          551,884
        3.500%, due 06/20/30^..............      223,842          223,090
        4.500%, due 10/20/30^..............       41,590           42,080
        3.500%, due 11/20/30^..............      736,119          738,168
        4.500%, due 11/20/30^..............       34,492           34,898
        4.500%, due 12/20/30^..............       13,181           13,336
        7.500%, due 04/15/31...............    6,404,679        7,122,355
        3.000%, due 04/20/31^..............      480,697          470,015
        3.000%, due 08/20/31^..............       78,155           76,249
        3.500%, due 10/20/31^..............       40,624           40,952
        5.500%, due 11/20/31...............    1,004,567        1,012,620
        2.750%, due 03/20/32^..............       12,532           12,155
        4.000%, due 04/20/32^..............       48,012           48,030
        4.500%, due 04/20/32^..............      151,057          152,592
        3.000%, due 05/20/32^..............      622,412          608,992
        5.000%, due 07/20/32^..............      135,164          136,752
        3.000%, due 03/20/33^..............      145,970          142,150
        3.000%, due 09/20/33^..............    1,233,562        1,207,465
        3.000%, due 05/20/34^..............      325,665          317,406
        3.000%, due 06/20/34^..............   12,573,224       12,241,678
                                                         ----------------
                                                               30,502,694
                                                         ----------------
       Government National Mortgage Assoc.,
         REMIC
         1.753%, due 02/16/30^.............      128,382          129,225
        1.553%, due 01/16/31^..............      454,895          455,503
                                                         ----------------
                                                                  584,728
                                                         ----------------
       U.S. Treasury Bond
         7.500%, due 11/15/16..............    1,600,000        1,972,938
                                                         ----------------
                                                                1,972,938
                                                         ----------------
       U.S. Treasury Inflation Index Note
         3.375%, due 01/15/07..............   19,098,142       20,462,628
        3.625%, due 01/15/08...............   55,693,946       60,882,673
        3.875%, due 01/15/09...............   13,751,760       15,335,371
        4.250%, due 01/15/10...............   11,394,012       13,044,366
                                                         ----------------
                                                              109,725,038
                                                         ----------------

       ------------------------------------------------------------------
       SECURITY                             SHARES/PAR        VALUE
       DESCRIPTION                            AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       U.S. Treasury Note
         1.625%, due 04/30/05............. $  69,400,000 $     69,226,569
        1.250%, due 05/31/05..............    47,000,000       46,687,920
        5.000%, due 08/15/11..............       200,000          208,852
        4.000%, due 02/15/14..............       100,000           95,336
                                                         ----------------
       Total U.S. Government & Agency Obligations
       (Cost $631,783,702)                                    632,715,766
                                                         ----------------

       WARRANTS - 0.0%
       FOREIGN GOVERNMENT - 0.0%
       United Mexican States
        0.000%, due 06/01/05(d)...........     1,500,000 $         33,750
        0.000%, due 06/30/06(d)...........     1,500,000           33,750
        0.000%, due 06/01/07(d)...........     1,500,000           27,000
                                                         ----------------
       Total Warrants (Cost $0)                                    94,500
                                                         ----------------

       OPTIONS - 0.0%
       Euro-Bund Future, Expires 08/24/04. $     400,000 $              0
       Eurodollar Future, Expires 03/14/05     1,225,000                0
       Eurodollar Future, Expires 06/13/05     1,350,000                0
       Eurodollar Future, Expires 12/31/04       967,500                0
                                                         ----------------
       Total Options (Cost $22,349)                                     0
                                                         ----------------
       ------------------------------------------------------------------
       SECURITY                                PAR            VALUE
       DESCRIPTION                            AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 46.2%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 31.9%
       Federal Home Loan Bank
         1.250%, due 07/01/04............. $  20,000,000 $     20,000,000
        1.410%, due 09/15/04..............    12,800,000       12,761,899
       Federal Home Loan Mortgage Corp.
         1.055%, due 08/03/04.............    14,000,000       13,986,461
        1.060%, due 08/03/04..............    13,900,000       13,886,494
        1.150%, due 08/17/04..............    23,200,000       23,165,168
        1.205%, due 08/20/04..............     3,900,000        3,893,473
        1.280%, due 08/23/04..............    13,000,000       12,975,502
        1.175%, due 08/24/04..............     9,500,000        9,483,185
        1.180%, due 08/24/04..............    25,400,000       25,355,232
        1.440%, due 09/14/04..............    35,300,000       35,193,562
        1.435%, due 09/21/04..............    21,600,000       21,529,398
        1.465%, due 09/28/04..............    10,900,000       10,860,388
        1.298%, due 09/30/04..............    13,000,000       12,951,694
        1.520%, due 10/13/04..............     4,400,000        4,380,679
        1.560%, due 10/20/04..............    12,100,000       12,041,799
       Federal National Mortgage Assoc.
         1.055%, due 07/28/04.............     6,000,000        5,995,252
        1.055%, due 08/04/04..............    13,900,000       13,886,150
        1.130%, due 08/11/04..............    12,700,000       12,683,656
        1.150%, due 08/18/04..............    38,100,000       38,041,580
        1.155%, due 08/18/04..............     9,400,000        9,385,524

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
       1.180%, due 08/25/04................. $ 13,200,000 $     13,176,203
       1.250%, due 09/01/04.................    2,300,000        2,295,049
       1.405%, due 09/08/04.................   35,200,000       35,105,210
       1.430%, due 09/08/04.................   12,900,000       12,864,643
       1.200%, due 09/15/04.................    4,600,000        4,588,347
       1.427%, due 09/22/04.................   13,000,000       12,956,990
       1.530%, due 10/20/04.................   13,000,000       12,938,672
      U.S. Treasury Bill
        1.146%, due 09/02/04................    3,500,000        3,492,594
       1.147%, due 09/16/04.................   10,110,000       10,083,188
                                                          ----------------
                                                               419,957,992
                                                          ----------------
      COMMERCIAL PAPER - 14.0%
      Altria Group, Inc. 1.800%, due
        10/29/04............................    6,100,000        6,100,000
      Bank of Ireland
        1.255%, due 09/01/04................    6,400,000        6,386,167
       1.280%, due 09/08/04.................    9,000,000        8,977,920
      Barclays US Funding LLC 1.210%, due
        08/23/04............................    3,200,000        3,194,300
      Citibank N.A. 1.100%, due 08/05/04....   26,100,000       26,100,000
      HBOS Treasury Services Plc
        1.080%, due 07/22/04................    7,000,000        6,995,590
       1.080%, due 07/23/04.................   30,300,000       30,280,002
       1.090%, due 08/06/04.................      300,000          299,673
      Rabobank USA Financial Corp. 1.110%,
        due 08/23/04........................    3,500,000        3,494,280
      Royal Bank of Scotland Plc 1.110%, due
        08/25/04............................   12,000,000       11,979,650
      Svenska Handelsbanken, Inc. 1.090%,
        due 08/03/04........................   42,000,000       41,958,035
      UBS Finance, Inc.
        1.070%, due 07/15/04................   36,900,000       36,884,645
       1.135%, due 09/01/04.................      200,000          199,609
       1.130%, due 09/07/04.................      300,000          299,360
       1.270%, due 09/23/04.................      700,000          697,926
                                                          ----------------
                                                               183,847,157
                                                          ----------------
      REPURCHASE AGREEMENT - 0.3%
      State Street Bank & Trust Co.,
        Repurchase Agreement, dated
        06/30/04 at 0.10% to be repurchased
        at $3,493,010 on 07/01/04
        collateralized by $3,585,000 FHLMC
        2.125% due 11/15/05 with a value of
        $3,567,075..........................    3,493,000        3,493,000
                                                          ----------------
      Total Short-Term Investments
      (Cost $607,295,508)                                      607,298,149
                                                          ----------------

           ----------------------------------------------------------
           SECURITY                        PAR           VALUE
           DESCRIPTION                    AMOUNT        (NOTE 2)
           ----------------------------------------------------------

           TOTAL INVESTMENTS - 110.8%
           (Cost $1,455,483,477)                    $  1,456,413,620

           Other Assets and Liabilities
             (net) - (10.8%)                            (142,464,930)
                                                    ----------------

           TOTAL NET ASSETS - 100.0%                $  1,313,948,690
                                                    ================

                                             STRIKE     NUMBER OF      VALUE
PUT OPTIONS                    EXPIRATION    PRICE      CONTRACTS     (NOTE 2)
---------------------------------------------------------------------------------
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2004        6.00  (82,900,000) $    (57,284)
OTC 3 Month LIBOR Interest
 Rate Swap                     01/07/2005        7.00  (11,200,000)       (4,402)
OTC 3 Month LIBOR Interest
 Rate Swap                     01/07/2005        6.65  (51,800,000)      (46,050)
OTC 3 Month LIBOR Interest
 Rate Swap                     09/23/2005        6.00  (19,900,000)     (292,988)
OTC 3 Month LIBOR Interest
 Rate Swap                     09/23/2005        7.00  (23,200,000)     (108,692)
                                                                    ------------
(Written Option Premium
 $2,748,575)                                                        $   (509,416)
                                                                    ============

                                             STRIKE     NUMBER OF      VALUE
CALL OPTIONS                   EXPIRATION    PRICE      CONTRACTS     (NOTE 2)
---------------------------------------------------------------------------------
U.S. Treasury Note 10YR Future 08/27/2004      115.00         (572) $    (17,904)
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2004        4.00   (2,900,000)         (148)
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2004        3.80  (80,000,000)      (14,320)
OTC 3 Month LIBOR Interest
 Rate Swap                     09/23/2005        4.00  (95,300,000)     (240,728)
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2005        4.00  (11,200,000)      (14,616)
                                                                    ------------
(Written Option Premium
 $3,301,343)                                                        $   (287,716)
                                                                    ============

SECURITIES                      INTEREST                               VALUE
SOLD SHORT                        RATE      MATURITY    PROCEEDS      (NOTE 2)
---------------------------------------------------------------------------------
U.S. Treasury Note                3.88%    02/15/2013 $  6,839,193  $  6,980,917
U.S. Treasury Note                4.00%    11/15/2012   26,532,529    26,826,813
U.S. Treasury Note                3.25%    08/15/2007   28,810,852    29,035,119
U.S. Treasury Note                3.00%    11/15/2007   29,416,220    29,725,800
U.S. Treasury Note                3.63%    05/15/2013   59,564,881    60,777,877
U.S. Treasury Note                4.75%    05/15/2014   60,474,756    61,251,026
U.S. Treasury Note                5.75%    08/15/2010    8,695,677     8,834,071
                                                      ------------  ------------
                                                      $220,334,108  $223,431,623
                                                      ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

+ Zero coupon bond - Interest rate represents current yield to maturity.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.25% of net assets.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1935, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

REMIC - Real Estate Mortgage Investment Conduit

FHLMC - Federal Home Loan Mortgage Corp.

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2004 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        79.75%
                 AA                                       5.12
                 A                                        9.33
                 BBB                                      4.05
                 BB                                       1.02
                 B                                        0.57
                 Below B                                  0.16
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ---------------------------------------------------------------

        CONVERTIBLE BONDS - 0.0%
        AEROSPACE & DEFENSE - 0.0%
        Timco Aviation Services, Inc.,
          8.000%, due 01/02/07(a)
          (Cost $47)...........................        622 $          0
                                                           ------------
        COMMON STOCKS - 97.9%
        AEROSPACE & DEFENSE - 1.1%
        Teledyne Technologies, Inc.*...........     16,230      324,925
        United Defense Industries, Inc.*.......      6,611      231,385
                                                           ------------
                                                                556,310
                                                           ------------
        AIRLINES - 1.1%
        ExpressJet Holdings, Inc.*(b)..........     11,600      140,824
        Mesa Air Group, Inc.*(b)...............     50,398      407,720
                                                           ------------
                                                                548,544
                                                           ------------
        AUTO COMPONENTS - 0.6%
        Cooper Tire & Rubber Co................     12,700      292,100
        TRW Automotive Holdings Corp.*.........      1,630       30,725
                                                           ------------
                                                                322,825
                                                           ------------
        AUTOMOBILES - 2.5%
        American Axle & Manufacturing Holdings,
          Inc..................................     10,150      369,054
        Autoliv, Inc...........................     21,700      915,740
                                                           ------------
                                                              1,284,794
                                                           ------------
        BANKS - 5.1%
        Commerce Bancorp, Inc.(b)..............      6,000      330,060
        Compass Bancshares, Inc................     11,853      509,679
        Providian Financial Corp.*.............     51,413      754,228
        R&G Financial Corp. - Class B..........      2,500       82,650
        TCF Financial Corp.....................     12,600      731,430
        Westamerica Bancorp....................      3,875      203,244
                                                           ------------
                                                              2,611,291
                                                           ------------
        BIOTECHNOLOGY - 0.3%
        Neurocrine Biosciences, Inc.*..........      3,445      178,623
                                                           ------------
        BUILDING PRODUCTS - 0.4%
        Louisiana-Pacific Corp.................      8,200      193,930
                                                           ------------
        CHEMICALS - 1.7%
        Macdermid, Inc.........................     12,000      406,200
        OM Group, Inc.*........................      5,600      184,856
        RMP International, Inc.................     18,300      278,160
                                                           ------------
                                                                869,216
                                                           ------------
        COMMERCIAL SERVICES & SUPPLIES - 4.9%
        Administaff, Inc.*(b)..................      7,600      126,160
        AMN Healthcare Services, Inc.*(b)......     17,900      273,691
        Arbitron, Inc.*........................      2,900      105,908
        Coinstar, Inc.*(b).....................     32,968      724,307
        FileNET Corp.*.........................      1,500       47,355
        Imagistics International, Inc.*........      2,500       88,500
        MAXIMUS, Inc.*.........................      7,081      251,092
        Rent-A-Center, Inc.*...................     28,850      863,481
                                                           ------------
                                                              2,480,494
                                                           ------------

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMUNICATIONS EQUIPMENT & SERVICES - 0.7%
        Commonwealth Telephone Enterprises,
          Inc.*(b)..............................      2,006 $     89,809
        West Corp.*.............................     10,400      271,960
                                                            ------------
                                                                 361,769
                                                            ------------
        COMPUTERS & PERIPHERALS - 2.5%
        Hutchinson Technology, Inc.*(b).........      4,200      103,278
        SanDisk Corp.*(b).......................     19,900      431,631
        Storage Technology Corp.*...............     25,551      740,979
                                                            ------------
                                                               1,275,888
                                                            ------------
        CONSTRUCTION & ENGINEERING - 3.7%
        NVR, Inc.*..............................      1,269      614,450
        Ryland Group, Inc.......................     11,300      883,660
        Washington Group International, Inc.*...     10,700      384,023
                                                            ------------
                                                               1,882,133
                                                            ------------
        CONSTRUCTION MATERIALS - 1.0%
        Eagle Materials, Inc.(b)................      7,400      525,548
                                                            ------------
        ELECTRIC SERVICES - 2.3%
        Great Plains Energy, Inc................      8,500      252,450
        MDU Resources Group, Inc................      5,700      136,971
        OGE Energy Corp.........................     20,925      532,960
        Puget Energy, Inc.......................     10,764      235,839
                                                            ------------
                                                               1,158,220
                                                            ------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
        Acuity Brands, Inc......................     18,800      507,600
        Belden, Inc.............................      8,789      188,348
        Benchmark Electronics, Inc.*............     16,700      485,970
        Checkpoint Systems, Inc.*...............     20,000      358,600
        TTM Technologies, Inc.*(b)..............     11,400      135,090
                                                            ------------
                                                               1,675,608
                                                            ------------
        ENERGY EQUIPMENT & SERVICES - 1.3%
        Avista Corp.............................      9,600      176,832
        Energen Corp............................     10,400      499,096
                                                            ------------
                                                                 675,928
                                                            ------------
        FINANCIAL SERVICES - 3.6%
        Affiliated Managers Group, Inc.*(b).....      5,200      261,924
        CompuCredit Corp.*......................      8,800      152,240
        Delphi Financial Group, Inc.............      3,150      140,175
        Doral Financial Corp....................      5,100      175,950
        Eaton Vance Corp........................      5,700      217,797
        Federated Investors, Inc. - Class B.....      9,450      286,713
        Firstfed Financial Corp.*...............      2,200       91,520
        Student Loan Corp.......................      1,200      163,800
        Waddell & Reed Financial, Inc. - Class A     15,742      348,056
                                                            ------------
                                                               1,838,175
                                                            ------------
        FOOD PRODUCTS - 0.2%
        Chiquita Brands International, Inc.*....      5,300      110,876
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
        American Medical Systems Holdings, Inc.*     11,900 $    401,030
        C.R. Bard, Inc..........................     19,642    1,112,719
        INAMED Corp.*...........................      3,550      223,118
        Sybron Dental Specialties, Inc.*........      9,200      274,620
        USANA Health Sciences, Inc.*(b).........     10,900      338,772
        Ventana Medical System, Inc.*...........      5,900      280,427
                                                            ------------
                                                               2,630,686
                                                            ------------
        HEALTH CARE PROVIDERS & SERVICES - 3.5%
        Apria Healthcare Group, Inc.*...........     11,895      341,386
        Community Health Systems, Inc.*.........     12,500      334,625
        Health Net, Inc.*.......................     26,400      699,600
        Manor Care, Inc.........................      9,200      300,656
        Shopko Stores, Inc.*....................      6,700       94,738
                                                            ------------
                                                               1,771,005
                                                            ------------
        HOTELS, RESTAURANTS & LEISURE - 0.9%
        Lone Star Steakhouse & Saloon, Inc......      8,500      231,115
        Orient-Express Hotels, Ltd. - Class A...      3,800       64,372
        Prime Hospitality Corp.*................     13,900      147,618
                                                            ------------
                                                                 443,105
                                                            ------------
        HOUSEHOLD DURABLES - 0.6%
        Champion Enterprises, Inc.*.............     22,600      207,468
        La-Z-Boy, Inc...........................      5,300       95,294
                                                            ------------
                                                                 302,762
                                                            ------------
        INDUSTRIAL - DIVERSIFIED - 0.4%
        IDEX Corp...............................      5,750      197,512
                                                            ------------
        INSURANCE - 6.9%
        IPC Holdings, Ltd.......................     11,569      427,243
        Odyssey Re Holdings Corp.(b)............     12,800      307,200
        PMI Group, Inc..........................      8,118      353,295
        Radian Group, Inc.......................     11,300      541,270
        RenaissanceRe Holdings, Ltd.............     16,780      905,281
        Stewart Information Services Corp.......     11,500      388,355
        W.R. Berkley Corp.......................     11,086      476,144
        WellChoice, Inc.*.......................      2,100       86,940
                                                            ------------
                                                               3,485,728
                                                            ------------
        INTERNET SOFTWARE & SERVICES - 4.5%
        Acxiom Corp.............................     12,500      310,375
        RSA Security, Inc.*(b)..................      3,900       79,833
        United Online, Inc.*(b).................     59,600    1,049,556
        VeriSign, Inc.*.........................     42,998      855,660
                                                            ------------
                                                               2,295,424
                                                            ------------
        IT CONSULTING & SERVICES - 0.1%
        Insight Enterprises, Inc.*..............      2,500       44,400
                                                            ------------
        LEISURE EQUIPMENT & PRODUCTS - 0.3%
        Hasbro, Inc.............................      8,300      157,700
                                                            ------------

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                   SHARES     (NOTE 2)
      -------------------------------------------------------------------

      MACHINERY - 3.5%
      Albany International Corp. - Class A.......      9,900 $    332,244
      Flowserve Corp.*...........................     24,400      608,536
      Terex Corp.*...............................     24,600      839,598
                                                             ------------
                                                                1,780,378
                                                             ------------
      MEDIA - 3.1%
      Catalina Marketing Corp.*(b)...............     14,107      258,017
      Handleman Co...............................      6,578      152,347
      Hollywood Entertainment Corp.*.............     12,100      161,656
      Movie Gallery, Inc.(b).....................     25,151      491,702
      Regal Entertainment Group - Class A(b).....     29,102      526,746
                                                             ------------
                                                                1,590,468
                                                             ------------
      METALS & MINING - 0.6%
      Carpenter Technology Corp..................      8,900      303,045
                                                             ------------
      OIL & GAS - 5.6%
      Cabot Oil & Gas Corp.......................     15,253      645,202
      Comstock Resources, Inc. Common New*.......      6,300      122,598
      Denbury Resource, Inc.*....................     35,300      739,535
      Georgia Gulf Corp..........................     20,216      724,946
      Meridian Resource Corp. (The)*(b)..........     21,300      147,822
      Noble Energy, Inc..........................      9,119      465,069
                                                             ------------
                                                                2,845,172
                                                             ------------
      PHARMACEUTICALS - 4.0%
      Amylin Pharmaceuticals, Inc.*(b)...........      5,100      116,280
      Andrx Corp.*...............................     10,600      296,058
      AtheroGenics, Inc.*(b).....................      5,100       97,053
      Bradley Pharmaceuticals, Inc. - Class A*(b)     18,920      527,868
      Connetics Corp.*(b)........................      7,200      145,440
      King Pharmaceuticals, Inc.*................     63,877      731,392
      Telik, Inc.*(b)............................      4,100       97,867
                                                             ------------
                                                                2,011,958
                                                             ------------
      REAL ESTATE - 3.5%
      Apartment Investment & Management Co. -
        Class A (REIT)...........................      1,000       31,130
      Kilroy Realty Corp. (REIT).................      4,700      160,270
      National Health Investors, Inc. (REIT).....     11,900      323,561
      Nationwide Health Properties, Inc. (REIT)..     14,700      277,830
      Redwood Trust, Inc. (a)(REIT)..............      6,200      345,216
      Senior Housing Properties Trust (REIT).....     22,300      374,417
      Trizec Properties, Inc. (REIT).............     15,800      256,908
                                                             ------------
                                                                1,769,332
                                                             ------------
      RETAIL - MULTILINE - 0.3%
      United Stationers, Inc.*...................      4,300      170,796
                                                             ------------
      RETAIL - SPECIALTY - 7.6%
      Abercrombie & Fitch Co. - Class A..........     12,900      499,875
      Briggs & Stratton Corp.....................      2,385      210,715
      Claire's Stores, Inc.......................      6,400      138,880

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        RETAIL - SPECIALTY - CONTINUED
        Michaels Stores, Inc....................     15,600 $    858,000
        SUPERVALU, Inc..........................     46,324    1,417,977
        Yankee Candle Co., Inc.*................     25,264      738,972
                                                            ------------
                                                               3,864,419
                                                            ------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.5%
        Integrated Circuit Systems, Inc.*.......          1           27
        Integrated Device Technology, Inc.*.....     31,500      435,960
        Lattice Semiconductor Corp.*............     14,000       98,140
        Micrel, Inc.*...........................      8,500      103,275
        OmniVision Technologies, Inc.*(b).......      6,300      100,485
                                                            ------------
                                                                 737,887
                                                            ------------
        SOFTWARE - 6.5%
        Agere Systems, Inc. - Class A*..........    202,700      466,210
        Amdocs, Ltd.*...........................      6,929      162,347
        BMC Software, Inc.*.....................     53,400      987,900
        Citrix Systems, Inc.*...................     31,400      639,304
        Inter-Tel, Inc..........................     15,300      382,041
        Mercury Computer Systems, Inc.*.........      7,118      176,526
        Satyam Computer Services (ADR)(b).......     13,100      242,350
        SeaChange Inernationatl, Inc.*(b).......      7,300      123,224
        Transaction Systems Architects, Inc. -
          Class A*..............................      5,600      120,568
                                                            ------------
                                                               3,300,470
                                                            ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.1%
        Aspect Communications, Inc.*............     20,300      288,260
        Cincinnati Bell, Inc.*..................     14,500       64,380
        Comtech Telecommunications Corp.*(b)....      8,300      187,248
        Primus Telecommunication Group, Inc.*(b)     21,800      110,744
        Ptek Holdings, Inc.*....................     34,300      395,479
                                                            ------------
                                                               1,046,111
                                                            ------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.9%
        Wolverine World Wide, Inc...............     17,600      462,000
                                                            ------------
        Total Common Stocks
        (Cost $44,661,855)                                    49,760,530
                                                            ------------

      --------------------------------------------------------------------
      SECURITY                                     SHARES/PAR    VALUE
      DESCRIPTION                                    AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      MUTUAL FUNDS - 1.6%
      iShares Russell 2000 Index Fund(b)..........      5,729 $   675,965
      SPDR Trust Series Fund(b)...................      1,460     167,214
                                                              -----------
      Total Mutual Funds
      (Cost $833,681)                                             843,179
                                                              -----------

      SHORT-TERM INVESTMENTS - 17.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/04 at 0.050% to
        be repurchased at $115,000 on 07/01/04
        collaterized by $120,000 FHLB 1.300%
        due 04/27/05 with a value of $119,400..... $  115,000     115,000
      State Street Navigator Securities Lending
        Prime Portfolio(c)........................  8,625,123   8,625,123
                                                              -----------
      Total Short-Term Investments
      (Cost $8,740,123)                                         8,740,123
                                                              -----------

      TOTAL INVESTMENTS - 116.7%
      (Cost $54,235,706)                                       59,343,832

      Other Assets and Liabilities (net) - (16.7%)             (8,513,882)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $50,829,950
                                                              ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Illiquid securities representing in the aggregate 0.00% of net assets.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 96.8%
         ADVERTISING - 0.5%
         Omnicom Group, Inc...................      6,600 $     500,874
                                                          -------------
         AEROSPACE & DEFENSE - 2.8%
         Boeing Co............................     23,900     1,221,051
         Lockheed Martin Corp.................     13,700       713,496
         United Technologies Corp.............     11,500     1,052,020
                                                          -------------
                                                              2,986,567
                                                          -------------
         AIRLINES - 0.8%
         Southwest Airlines Co................     52,400       878,748
                                                          -------------
         AUTO COMPONENTS - 0.8%
         AutoZone, Inc.*......................     11,000       881,100
                                                          -------------
         AUTOMOBILES - 0.5%
         Toyota Motor Corp. (ADR)(a)..........      7,100       579,502
                                                          -------------
         BANKS - 7.4%
         Capital One Financial Corp...........     11,800       806,884
         Commerce Bancorp, Inc.(a)............      7,800       429,078
         Fifth Third Bancorp..................     45,800     2,463,124
         MBNA Corp............................     39,900     1,029,021
         U.S. Bancorp.........................     41,200     1,135,472
         Wells Fargo Co.......................     35,500     2,031,665
                                                          -------------
                                                              7,895,244
                                                          -------------
         BEVERAGES - 2.0%
         Coca-Cola Co.........................     41,700     2,105,016
                                                          -------------
         BIOTECHNOLOGY - 0.4%
         Genzyme Corp.*.......................      9,500       449,635
                                                          -------------
         CHEMICALS - 2.4%
         Dow Chemical Co......................     33,700     1,371,590
         E. I. du Pont de Nemours & Co........     12,500       555,250
         Illinois Tool Works, Inc.............      7,300       699,997
                                                          -------------
                                                              2,626,837
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 0.6%
         Xerox Corp.*.........................     43,600       632,200
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 2.1%
         Cisco Systems, Inc.*.................     94,600     2,242,020
                                                          -------------
         COMPUTERS & PERIPHERALS - 1.0%
         Hewlett-Packard Co...................     51,500     1,086,650
                                                          -------------
         CONTAINERS & PACKAGING - 0.7%
         Avery Dennison Corp..................     12,200       780,922
                                                          -------------
         ELECTRIC UTILITIES - 2.4%
         Edison International.................     32,600       833,582
         Entergy Corp.........................     12,100       677,721
         PG&E Corp.*..........................     16,200       452,628
         Wisconsin Energy Corp................     17,400       567,414
                                                          -------------
                                                              2,531,345
                                                          -------------
         ELECTRICAL EQUIPMENT - 0.7%
         SPX Corp.(a).........................     15,300       710,532
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
        Jabil Circuit, Inc.*...................     15,300 $     385,254
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 5.0%
        Exelon Corp............................     21,200       705,748
        General Electric Co....................    109,200     3,538,080
        Halliburton Co.........................     18,500       559,810
        Varco International, Inc.*.............     27,500       601,975
                                                           -------------
                                                               5,405,613
                                                           -------------
        FINANCIAL SERVICES - 7.5%
        Bank of America Corp...................     23,600     1,997,032
        Charles Schwab Corp....................     50,900       489,149
        Citigroup, Inc.........................     87,900     4,087,350
        Countrywide Financial Corp.............     12,100       850,025
        State Street Corp......................     12,700       622,808
                                                           -------------
                                                               8,046,364
                                                           -------------
        FOOD PRODUCTS - 1.0%
        Dean Foods Co.*........................     20,900       779,779
        General Mills, Inc.....................      6,700       318,451
                                                           -------------
                                                               1,098,230
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
        Medtronic, Inc.........................     25,000     1,218,000
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.4%
        Community Health Systems, Inc.*........     17,200       460,444
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.6%
        Royal Caribbean Cruises, Ltd.(a).......     15,700       681,537
                                                           -------------
        HOUSEHOLD DURABLES - 0.9%
        Lennar Corp. - Class A.................     21,800       974,896
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.1%
        Avon Products, Inc.....................     11,000       507,540
        Colgate-Palmolive Co...................     12,000       701,400
                                                           -------------
                                                               1,208,940
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 3.5%
        Altria Group, Inc......................     34,300     1,716,715
        Tyco International, Ltd................     60,500     2,004,970
                                                           -------------
                                                               3,721,685
                                                           -------------
        INSURANCE - 1.8%
        ACE, Ltd...............................     26,500     1,120,420
        XL Capital, Ltd. - Class A.............     11,400       860,244
                                                           -------------
                                                               1,980,664
                                                           -------------
        INTERNET & CATALOG RETAIL - 0.6%
        eBay, Inc.*............................      6,500       597,675
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 1.1%
        Nortel Networks Corp.*.................    134,100       669,159
        Yahoo!, Inc.*..........................     13,700       497,721
                                                           -------------
                                                               1,166,880
                                                           -------------
        IT CONSULTING & SERVICES - 0.4%
        Fiserv, Inc.*..........................     12,300       478,347
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        ----------------------------------------------------------------

        LEISURE EQUIPMENT & PRODUCTS - 0.5%
        Mattel, Inc.................................  28,700 $   523,775
                                                             -----------
        MACHINERY - 0.6%
        Ingersoll-Rand Co. - Class A................   9,200     628,452
                                                             -----------
        MEDIA - 3.4%
        EchoStar Communications Corp. - Class A*....  32,500     999,375
        Fox Entertainment Group, Inc. - Class A*....  19,300     515,310
        Liberty Media Corp. - Class A*..............  96,200     864,838
        Liberty Media International, Inc. - Class A*   4,810     178,451
        Viacom, Inc. - Class B......................  31,400   1,121,608
                                                             -----------
                                                               3,679,582
                                                             -----------

        METALS & MINING - 1.7%
        Aggregate, Inc.............................. 381,208     566,696
        Alcoa, Inc..................................  17,300     571,419
        CONSOL Energy, Inc..........................   8,800     316,800
        Peabody Energy Corp.........................   5,800     324,742
                                                             -----------
                                                               1,779,657
                                                             -----------
        OFFICE EQUIPMENT - 0.6%
        Lexmark International, Inc. - Class A*......   7,000     675,710
                                                             -----------
        OIL & GAS - 3.9%
        Exxon Mobil Corp............................  42,700   1,896,307
        GlobalSantaFe Corp..........................  29,100     771,150
        Imperial Oil, Ltd...........................   7,300     339,788
        Noble Corp.*................................  31,000   1,174,590
                                                             -----------
                                                               4,181,835
                                                             -----------
        PHARMACEUTICALS - 11.2%
        Abbott Laboratories.........................  36,100   1,471,436
        AmerisourceBergen Corp......................   7,500     448,350
        Amgen, Inc.*................................  30,000   1,637,100
        AstraZeneca Plc (ADR).......................   6,700     305,788
        Cardinal Health, Inc........................  22,700   1,590,135
        Forest Laboratories, Inc.*..................  25,100   1,421,413
        Pfizer, Inc................................. 122,400   4,195,872
        Wyeth.......................................  25,200     911,232
                                                             -----------
                                                              11,981,326
                                                             -----------
        RETAIL - MULTILINE - 3.3%
        Kohl's Corp.*...............................  27,500   1,162,700
        Wal-Mart Stores, Inc........................  46,000   2,426,960
                                                             -----------
                                                               3,589,660
                                                             -----------
        RETAIL - SPECIALTY - 4.7%
        Cintas Corp.................................   8,000     381,360
        Family Dollar Stores, Inc...................  27,400     833,508
        Lowes Co., Inc..............................  47,600   2,501,380
        Masco Corp..................................  15,700     489,526
        Office Depot, Inc.*.........................  46,500     832,815
                                                             -----------
                                                               5,038,589
                                                             -----------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                   SHARES    (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.0%
       Analog Devices, Inc..........................  16,400 $    772,112
       Fairchild Semiconductor International, Inc. -
         Class A*...................................  27,300      446,901
       Intel Corp...................................  86,600    2,390,160
       Micron Technology, Inc.*.....................  41,200      630,772
                                                             ------------
                                                                4,239,945
                                                             ------------
       SOFTWARE - 6.3%
       EMC Corp.*...................................  65,000      741,000
       Microsoft Corp............................... 143,400    4,095,504
       Oracle Corp.*................................ 118,300    1,411,319
       VERITAS Software Corp.*......................  17,200      476,440
                                                             ------------
                                                                6,724,263
                                                             ------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
       Sprint Corp..................................  18,400      323,840
       Verizon Communications, Inc..................  50,600    1,831,214
                                                             ------------
                                                                2,155,054
                                                             ------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
       AT&T Wireless Services, Inc.*................  27,500      393,800
       Vodafone Group Plc (ADR).....................  40,600      897,260
                                                             ------------
                                                                1,291,060
                                                             ------------
       U.S. GOVERNMENT AGENCY - 2.9%
       Federal Home Loan Mortgage Corp..............  24,800    1,569,840
       Federal National Mortgage Association........  22,300    1,591,328
                                                             ------------
                                                                3,161,168
                                                             ------------
       Total Common Stocks
       (Cost $99,687,661)                                     103,961,797
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      SHORT-TERM INVESTMENTS - 6.2%
      Goldman Sachs & Co., Repurchase
        Agreement, dated 06/30/04 at 1.50% to
        be repurchased at $4,184,171 on
        07/01/04 collateralized by 4,275,000
        FHLB 0.000% due 07/28/04 with a value
        of $4,275,000............................ $4,184,000 $  4,184,000
      State Street Navigator Securities
        Lending Prime Portfolio(b)...............  2,509,775    2,509,775
                                                             ------------
      Total Short-Term Investments
      (Cost $6,693,775)                                         6,693,775
                                                             ------------

      TOTAL INVESTMENTS - 103.0%
      (Cost $106,381,436)                                     110,655,572

      Other Assets and Liabilities (net) - (3.0%)              (3,240,465)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $107,415,107
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

The adviser considers liquid securities as segregatable assets for forward purchase commitments.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 87.0%
      AUTO COMPONENTS - 1.5%
      Superior Industries International, Inc.(a)   215,100 $    7,195,095
                                                           --------------
      BANKS - 1.9%
      Brookline Bancorp, Inc.(a)................   504,500      7,401,015
      NewAlliance Bancshares, Inc.*.............   127,580      1,781,017
                                                           --------------
                                                                9,182,032
                                                           --------------
      CHEMICALS - 1.8%
      Agrium, Inc...............................   606,600      8,826,030
                                                           --------------
      COMMERCIAL SERVICES & SUPPLIES - 3.0%
      Herman Miller, Inc.(a)....................    95,300      2,757,982
      On Assignment, Inc.*(a)...................   965,253      5,694,993
      Quanta Services, Inc.*(a).................   972,500      6,048,950
                                                           --------------
                                                               14,501,925
                                                           --------------
      COMMUNICATIONS EQUIPMENT - 5.3%
      Advanced Fibre Communications, Inc.*......    82,500      1,666,500
      CommScope, Inc.*(a).......................   511,300     10,967,385
      Comverse Technology, Inc.*................   254,900      5,082,706
      Scientific-Atlanta, Inc...................    37,500      1,293,750
      Sycamore Networks, Inc.*(a)............... 1,061,161      4,488,711
      Tellabs, Inc.*(a).........................   237,400      2,074,876
                                                           --------------
                                                               25,573,928
                                                           --------------
      COMPUTERS & PERIPHERALS - 0.7%
      Hutchinson Technology, Inc.*(a)...........   137,915      3,391,330
                                                           --------------
      CONSTRUCTION & ENGINEERING - 1.1%
      Keith Companies, Inc. (The)*..............   359,880      5,182,272
                                                           --------------
      ELECTRICAL EQUIPMENT - 4.8%
      American Power Conversion Corp............   152,600      2,998,590
      Coherent, Inc.*(a)........................   259,328      7,740,941
      Credence Systems Corp.*(a)................   285,500      3,939,900
      Electro Scientific Industries, Inc.*(a)...   298,841      8,460,188
                                                           --------------
                                                               23,139,619
                                                           --------------
      ELECTRONICS - 4.9%
      Advanced Power Technology, Inc.*..........   154,500      1,923,525
      AVX Corp.(a)..............................   418,000      6,040,100
      Bel Fuse, Inc. - Class A..................   111,088      3,994,724
      Bel Fuse, Inc. - Class B(a)...............    59,277      2,471,851
      Park Electrochemical Corp.(a).............   254,200      6,418,550
      TriQuint Semiconductor, Inc.*(a)..........   491,000      2,680,860
                                                           --------------
                                                               23,529,610
                                                           --------------
      FINANCIAL SERVICES - 4.2%
      Ichiyoshi Securities Co., Ltd.............   776,700      6,421,298
      Instinet Group, Inc.*.....................   585,748      3,092,749
      Leucadia National Corp....................   129,700      6,446,090
      Westwood Holdings Group, Inc.(a)..........   246,775      4,441,950
                                                           --------------
                                                               20,402,087
                                                           --------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        FOOD PRODUCTS - 1.0%
        Del Monte Pacific, Ltd................ 6,876,000 $    2,516,633
        Industrias Bachoco, S.A.(ADR)(a)......   259,600      2,596,000
                                                         --------------
                                                              5,112,633
                                                         --------------
        HEALTH CARE PROVIDERS & SERVICES - 1.7%
        AMN Healthcare Services, Inc.*(a).....   123,338      1,885,838
        Cross Country Healthcare, Inc.*(a)....   346,000      6,279,900
                                                         --------------
                                                              8,165,738
                                                         --------------
        HOTELS, RESTAURANTS & LEISURE - 1.1%
        Jack in the Box, Inc.*(a).............   176,100      5,230,170
                                                         --------------
        HOUSEHOLD DURABLES - 3.3%
        Cavco Industries, Inc.*(a)............   138,995      5,518,101
        Coachmen Industries, Inc.(a)..........   199,100      3,183,609
        Skyline Corp..........................   182,000      7,398,300
                                                         --------------
                                                             16,100,010
                                                         --------------
        INDUSTRIAL - DIVERSIFIED - 1.7%
        Trinity Industries, Inc.(a)...........   257,500      8,185,925
                                                         --------------
        INSURANCE - 6.8%
        Arch Capital Group Ltd.*..............    59,669      2,379,600
        Brit Insurance Holdings PLC........... 3,642,800      5,481,351
        E-L Financial Corp....................    22,555      6,056,840
        FBL Financial Group, Inc. - Class A(a)   277,500      7,842,150
        Montpelier Re Holdings Ltd.(a)........    62,500      2,184,375
        MONY Group, Inc. (The)*...............    33,700      1,054,810
        Phoenix Companies, Inc. (The)(a)......   633,400      7,759,150
                                                         --------------
                                                             32,758,276
                                                         --------------
        IT CONSULTING & SERVICES - 0.4%
        Ingram Micro, Inc. - Class A*.........   135,000      1,953,450
                                                         --------------
        LEISURE EQUIPMENT & PRODUCTS - 2.9%
        JAKKS Pacific, Inc.*(a)...............   545,168     11,334,043
        Russ Berrie & Co., Inc.(a)............   139,300      2,706,599
                                                         --------------
                                                             14,040,642
                                                         --------------
        MACHINERY - 2.3%
        Alamo Group, Inc.(a)..................   378,700      6,021,330
        Lindsay Manufacturing Co.(a)..........   212,700      5,109,054
                                                         --------------
                                                             11,130,384
                                                         --------------
        METALS & MINING - 2.6%
        Fording Canadian Coal Trust...........   156,500      6,588,650
        RTI International Metals, Inc.*.......   369,200      5,888,740
                                                         --------------
                                                             12,477,390
                                                         --------------
        OIL & GAS - 8.9%
        Equity Oil Co.*.......................   203,098        930,189
        Pogo Producing Co.....................   150,800      7,449,520
        Smedvig ASA - Series A................   674,600      7,421,583
        St. Mary Land & Exploration Co.(a)....   257,300      9,172,745
        Tidewater, Inc.(a)....................   130,500      3,888,900

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         OIL & GAS - CONTINUED
         Whiting Petroleum Corp.*............... 334,000 $    8,400,100
         Willbros Group, Inc.*(a)............... 377,100      5,682,897
                                                         --------------
                                                             42,945,934
                                                         --------------
         PAPER & FOREST PRODUCTS - 1.6%
         TimberWest Forest Corp................. 772,200      7,730,064
                                                         --------------
         PHARMACEUTICALS - 1.7%
         PAREXEL International Corp.*(a)........ 281,481      5,573,324
         Pharmaceutical Product Development,
           Inc.*(a).............................  86,175      2,737,780
                                                         --------------
                                                              8,311,104
                                                         --------------
         REAL ESTATE - 14.6%
         Avatar Holdings, Inc.*(a)..............  90,500      3,764,800
         Brascan Corp. - Class A................ 172,200      4,862,928
         Catellus Development Corp.(REIT)....... 345,945      8,527,544
         Forest City Enterprises, Inc. - Class A 201,500     10,679,500
         Jones Lang Lasalle, Inc.*.............. 179,300      4,859,030
         LNR Property Corp.(a).................. 209,300     11,354,525
         PS Business Parks, Inc.(REIT)..........  61,200      2,462,688
         St. Joe Co. (The)...................... 246,300      9,778,110
         Trammell Crow Co.*..................... 705,900      9,953,190
         Wellsford Real Properties, Inc.*....... 279,100      4,340,005
                                                         --------------
                                                             70,582,320
                                                         --------------
         RETAIL - MULTILINE - 1.5%
         Kmart Holding Corp.*(a)................ 100,400      7,208,720
                                                         --------------
         RETAIL - SPECIALTY - 1.8%
         Buckle, Inc. (The).....................  67,200      1,898,400
         Dress Barn, Inc. (The)*(a)............. 404,800      6,930,176
                                                         --------------
                                                              8,828,576
                                                         --------------
         SOFTWARE - 1.6%
         Geac Computer Corp., Ltd.*(a).......... 794,400      5,433,696
         Ulticom, Inc.*(a)...................... 180,000      2,106,000
                                                         --------------
                                                              7,539,696
                                                         --------------
         TEXTILES, APPAREL & LUXURY GOODS - 0.3%
         K-Swiss, Inc. - Class A(a).............  66,624      1,346,471
                                                         --------------
         TRANSPORTATION - 2.0%
         Alexander & Baldwin, Inc............... 297,031      9,935,687
                                                         --------------
         Total Common Stocks
         (Cost $332,805,627)                                420,507,118
                                                         --------------

         PREFERRED STOCK - 0.2%
         REAL ESTATE - 0.2%
         Koger Equity, Inc.*(REIT)
         (Cost $962,500)........................  38,500        989,450
                                                         --------------

   -------------------------------------------------------------------------
   SECURITY                                      SHARES/PAR      VALUE
   DESCRIPTION                                     AMOUNT       (NOTE 2)
   -------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 37.2%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     06/30/04 at 0.15% to be repurchased
     at $48,000,200 on 07/01/04
     collateralized by $48,690,000 FNMA
     1.875% due 02/15/05 with a value of
     $48,963,881............................... $ 48,000,000 $   48,000,000
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     06/30/04 at 0.15% to be repurchased
     at $2,575,011 on 07/01/04
     collateralized by $2,670,000 FHLMC
     5.125% due 11/07/13 with a value of
     $2,626,613................................    2,575,000      2,575,000
   State Street Navigator Securities Lending
     Prime Portfolio(b)........................  116,451,178    116,451,178
   United States Treasury Note,
     2.125%, due 08/31/04(a)...................   13,000,000     13,022,854
                                                             --------------
   Total Short-Term Investments
   (Cost $180,119,208)                                          180,049,032
                                                             --------------

   TOTAL INVESTMENTS - 124.4%
   (Cost $513,887,335)                                          601,545,600

   Other Assets and Liabilities (net) - (24.4%)                (117,341,930)
                                                             --------------

   TOTAL NET ASSETS - 100.0%                                 $  484,203,670
                                                             ==============

PORTFOLIO FOOTNOTES:

 * Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

FHLMC - Home Loan Mortgage Corp.

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 94.8%
       AEROSPACE & DEFENSE - 2.2%
       Alliant Techsystems, Inc.*..............      66,000 $   4,180,440
       Rockwell Collins, Inc...................     142,000     4,731,440
                                                            -------------
                                                                8,911,880
                                                            -------------
       AIR FREIGHT & LOGISTICS - 0.6%
       Expeditors International of Washington,
         Inc...................................      45,000     2,223,450
                                                            -------------
       AIRLINES - 0.5%
       JetBlue Airways Corp.*(a)...............      72,000     2,115,360
                                                            -------------
       AUTOMOTIVE - 0.8%
       Oshkosh Truck Corp......................      55,000     3,152,050
                                                            -------------
       BANKS - 0.2%
       Silicon Valley Bancshares*(a)...........      20,000       793,000
                                                            -------------
       BEVERAGES - 0.8%
       Cott Corp.*(a)..........................     103,000     3,337,200
                                                            -------------
       BIOTECHNOLOGY - 0.5%
       Celgene Corp.*(a).......................      20,000     1,145,200
       Protein Design Labs, Inc.*(a)...........      52,000       994,760
                                                            -------------
                                                                2,139,960
                                                            -------------
       CHEMICALS - 1.0%
       Potash Corporation of Saskatchewan, Inc.      43,000     4,166,700
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 10.6%
       Apollo Group, Inc. - Class A*...........      20,000     1,765,800
       BearingPoint, Inc.*(a)..................     162,000     1,436,940
       Ceridian Corp.*.........................     158,000     3,555,000
       Certegy, Inc............................     116,000     4,500,800
       ChoicePoint, Inc.*......................     138,000     6,301,080
       Education Management Corp.*.............      82,000     2,694,520
       Fair Isaac Corp.(a).....................      52,000     1,735,760
       Global Payments, Inc....................      34,000     1,530,680
       Hewitt Associates, Inc.*(a).............     100,000     2,750,000
       Iron Mountain, Inc.*....................      74,000     3,571,240
       Manpower, Inc...........................      91,000     4,620,070
       Robert Half International, Inc..........     116,000     3,453,320
       Viad Corp...............................     135,000     3,646,350
       WebMD Corp.*(a).........................      44,000       410,080
                                                            -------------
                                                               41,971,640
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.1%
       Comverse Technology, Inc.*..............      62,000     1,236,280
       Research In Motion, Ltd.*...............      44,000     3,011,360
                                                            -------------
                                                                4,247,640
                                                            -------------
       COMPUTER SOFTWARE & PROCESSING - 0.3%
       Jack Henry & Associates, Inc............      64,000     1,286,400
                                                            -------------
       COMPUTERS & PERIPHERALS - 0.5%
       Lexmark International, Inc. - Class A*..      20,000     1,930,600
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
       Danaher Corp............................      64,000 $   3,318,400
       Diebold, Inc............................      57,000     3,013,590
       FLIR Systems, Inc.*(a)..................      42,000     2,305,800
       FMC Technologies, Inc.*.................      97,000     2,793,600
       Jabil Circuit, Inc.*....................      63,000     1,586,340
                                                            -------------
                                                               13,017,730
                                                            -------------

       FINANCIALS - DIVERSIFIED - 4.0%
       Ameritrade Holding Corp.*...............     177,000     2,008,950
       CapitalSource, Inc.*(a).................     109,000     2,665,050
       Eaton Vance Corp.(a)....................      69,000     2,636,490
       Federated Investors, Inc. - Class B.....      44,000     1,334,960
       Investors Financial Services Corp.(a)...      37,000     1,612,460
       Legg Mason, Inc.(a).....................      27,000     2,457,270
       Waddell & Reed Financial, Inc. - Class A     145,000     3,205,950
                                                            -------------
                                                               15,921,130
                                                            -------------
       FOOD & DRUG RETAILING - 3.2%
       Omnicare, Inc...........................     169,000     7,234,890
       Shoppers Drug Mart Corp.*...............      54,000     1,345,368
       Whole Foods Market, Inc.................      44,000     4,199,800
                                                            -------------
                                                               12,780,058
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
       Edwards Lifesciences Corp.*(a)..........      59,000     2,056,150
       Kinetic Concepts, Inc.*.................      74,000     3,692,600
       Waters Corp.*...........................      47,000     2,245,660
                                                            -------------
                                                                7,994,410
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.1%
       Anthem, Inc.*...........................       3,000       268,680
       Community Health Systems, Inc.*.........      45,000     1,204,650
       Coventry Health Care, Inc.*.............      36,000     1,760,400
       DaVita, Inc.*...........................      48,000     1,479,840
       Health Management Associates, Inc. -
         Class A...............................     160,000     3,587,200
       Laboratory Corporation of America
         Holdings*.............................      93,000     3,692,100
       Manor Care, Inc.........................     130,000     4,248,400
                                                            -------------
                                                               16,241,270
                                                            -------------
       HOTELS, RESTAURANTS & LEISURE - 1.8%
       Cheesecake Factory, Inc.*(a)............      61,000     2,427,190
       Fairmont Hotels & Resorts, Inc..........     128,000     3,449,600
       P.F. Chang's China Bistro, Inc.*(a).....      34,000     1,399,100
                                                            -------------
                                                                7,275,890
                                                            -------------
       HOUSEHOLD DURABLES - 0.8%
       American Standard Cos., Inc.*...........      81,000     3,265,110
                                                            -------------
       INDUSTRIAL CONGLOMERATES - 2.0%
       ITT Industries, Inc.....................      43,000     3,569,000
       Roper Industries, Inc.(a)...............      75,000     4,267,500
                                                            -------------
                                                                7,836,500
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        INSURANCE - 3.6%
        Assurant, Inc........................      67,000 $   1,767,460
        Axis Capital Holdings, Ltd...........      57,000     1,596,000
        Genworth Financial, Inc. - Class A*..      65,000     1,491,750
        Principal Financial Group, Inc.......      71,000     2,469,380
        Protective Life Corp.................      57,000     2,204,190
        Radian Group, Inc....................      45,000     2,155,500
        Willis Group Holdings, Ltd...........      75,000     2,808,750
                                                          -------------
                                                             14,493,030
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 1.6%
        CheckFree Corp.*.....................      39,000     1,170,000
        CNET Networks, Inc.*(a)..............      50,000       553,500
        Getty Images, Inc.*..................       8,000       480,000
        Juniper Networks, Inc.*..............      72,000     1,769,040
        Monster Worldwide, Inc.*.............      89,000     2,289,080
                                                          -------------
                                                              6,261,620
                                                          -------------
        IT CONSULTING & SERVICES - 2.2%
        CACI International, Inc. - Class A*..      34,000     1,374,960
        DST Systems, Inc.*(a)................     101,000     4,857,090
        Fiserv, Inc.*........................      69,000     2,683,410
                                                          -------------
                                                              8,915,460
                                                          -------------
        LEISURE EQUIPMENT & PRODUCTS - 1.2%
        Brunswick Corp.......................     112,000     4,569,600
                                                          -------------
        MEDIA - 4.2%
        Cablevision Systems New York Group. -
          Class A*(a)........................      90,000     1,768,500
        Catalina Marketing Corp.*(a).........     107,000     1,957,030
        Citadel Broadcasting Corp.*(a).......     216,000     3,147,120
        Cox Radio, Inc. - Class A*...........      88,000     1,529,440
        Entercom Communications Corp.*.......      34,000     1,268,200
        Lamar Advertising Co. - Class A*.....      18,000       780,300
        Rogers Communications, Inc. -
          Class B(a).........................     109,000     1,976,170
        Scholastic Corp.*(a).................      64,000     1,916,800
        XM Satellite Radio Holdings, Inc. -
          Class A*(a)........................      82,000     2,237,780
                                                          -------------
                                                             16,581,340
                                                          -------------
        METALS & MINING - 2.1%
        International Steel Group, Inc.*.....      51,000     1,517,250
        Newmont Mining Corp..................      67,000     2,596,920
        Nucor Corp.(a).......................      53,000     4,068,280
                                                          -------------
                                                              8,182,450
                                                          -------------
        OIL & GAS - 7.9%
        BJ Services Co.*.....................     127,000     5,821,680
        Cooper Cameron Corp.*................      60,000     2,922,000
        Diamond Offshore Drilling, Inc.(a)...     119,000     2,835,770
        EOG Resources, Inc...................      67,000     4,000,570
        Murphy Oil Corp......................      61,000     4,495,700
        Smith International, Inc.*...........      93,000     5,185,680

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      OIL & GAS - CONTINUED
      Western Gas Resources, Inc.(a)...........      84,000 $   2,728,320
      XTO Energy, Inc.(a)......................     120,000     3,574,800
                                                            -------------
                                                               31,564,520
                                                            -------------
      PHARMACEUTICALS - 9.9%
      Abgenix, Inc.*(a)........................      79,000       925,880
      Alkermes, Inc.*(a).......................      69,000       938,400
      AmerisourceBergen Corp...................      60,000     3,586,800
      Amylin Pharmaceuticals, Inc.*(a).........      48,000     1,094,400
      Andrx Corp.*.............................      74,000     2,066,820
      Barr Laboratories, Inc.*.................      43,000     1,449,100
      Cephalon, Inc.*(a).......................      49,000     2,646,000
      Gilead Sciences, Inc.*...................      56,000     3,752,000
      Human Genome Sciences, Inc.*(a)..........      74,000       860,620
      ICOS Corp.*(a)...........................      35,000     1,044,400
      ImClone Systems, Inc.*(a)................      33,000     2,831,070
      Invitrogen Corp.*........................      29,000     2,087,710
      IVAX Corp.*..............................     143,000     3,430,570
      Medimmune, Inc.*.........................     225,000     5,265,000
      Neurocrine Biosciences, Inc.*(a).........      29,000     1,503,650
      Sepracor, Inc.*(a).......................       9,000       476,100
      Taro Pharmaceutical Industries, Ltd. -
        Class A*(a)............................      46,500     2,022,750
      Valeant Pharmaceuticals International....      54,000     1,080,000
      Vertex Pharmaceuticals, Inc.*(a).........      66,000       715,440
      Watson Pharmaceuticals, Inc.*............      61,000     1,640,900
                                                            -------------
                                                               39,417,610
                                                            -------------
      RETAIL - SPECIALTY - 6.4%
      Best Buy Co., Inc........................      60,000     3,044,400
      CDW Corp.................................      42,000     2,677,920
      Dollar Tree Stores, Inc.*(a).............      86,000     2,358,980
      Family Dollar Stores, Inc................     121,000     3,680,820
      InterActive Corp.*(a)....................      31,000       934,340
      MSC Industrial Direct Co., Inc. - Class A      19,000       623,960
      O' Reilly Automotive, Inc.*(a)...........      53,000     2,395,600
      PETsMART, Inc............................     135,000     4,380,750
      Ross Stores, Inc.........................     101,000     2,702,760
      Williams-Sonoma, Inc.*...................      78,000     2,570,880
                                                            -------------
                                                               25,370,410
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.2%
      Agere Systems, Inc. - Class A*...........     233,000       535,900
      Agere Systems, Inc. - Class B*...........     306,000       657,900
      AMIS Holdings Inc.*......................      94,000     1,590,480
      Integrated Circuit Systems, Inc.*........      73,000     1,982,680
      Intersil Corp. - Class A(a)..............     143,000     3,097,380
      Microchip Technology, Inc................     107,000     3,374,780
      Novellus Systems, Inc.*..................      61,000     1,917,840
      QLogic Corp.*(a).........................      64,000     1,701,760
      Semtech Corp.*(a)........................      83,000     1,953,820
                                                            -------------
                                                               16,812,540
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         -----------------------------------------------------------------

         SOFTWARE - 5.8%
         Adobe Systems, Inc..................      60,000 $   2,790,000
         Cadence Design Systems, Inc.*.......     168,000     2,457,840
         Citrix Systems, Inc.*...............      41,000       834,760
         Cognos, Inc.*.......................      21,000       759,360
         Intuit, Inc.*.......................      57,000     2,199,060
         Mercury Interactive Corp.*..........      46,000     2,292,180
         Network Associates, Inc.*...........     221,000     4,006,730
         Red Hat, Inc.*(a)...................      78,000     1,791,660
         Sungard Data Systems, Inc.*.........      59,000     1,534,000
         VeriSign, Inc.*.....................     211,000     4,198,900
                                                          -------------
                                                             22,864,490
                                                          -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.8%
         Garmin, Ltd.(a).....................      63,000     2,333,520
         Harris Corp.........................      91,000     4,618,250
                                                          -------------
                                                              6,951,770
                                                          -------------
         TELECOMMUNICATION SERVICES - WIRELESS - 3.0%
         Crown Castle International Corp.*...     196,000     2,891,000
         Nextel Communications, Inc. -
           Class A*..........................      57,000     1,519,620
         Nextel Partners, Inc. - Class A*(a).     155,000     2,467,600
         Triton PCS Holdings, Inc. -
           Class A*(a).......................      43,000       187,480
         Western Wireless Corp. - Class A*(a)     167,000     4,827,970
                                                          -------------
                                                             11,893,670
                                                          -------------
         TRANSPORTATION - 0.6%
         C.H. Robinson Worldwide, Inc........      52,000     2,383,680
                                                          -------------
         Total Common Stocks
         (Cost $324,640,864)                              $ 376,870,168
                                                          -------------

    ------------------------------------------------------------------------
    SECURITY                                         PAR          VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 22.4%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      06/30/04 at 0.05% to be repurchased
      at $365,000 on 07/01/04
      collateralized by $370,000 FHLB
      3.625% due 09/30/04 with a value of
      $375,331.................................. $    365,000 $     365,000
    State Street Navigator Securities
      Lending Prime Portfolio(b)................   69,209,561    69,209,561
    T. Rowe Price Government Reserve
      Investment Fund...........................   19,641,238    19,641,238
                                                              -------------
    Total Short-Term Investments
    (Cost $89,215,799)                                           89,215,799
                                                              -------------

    TOTAL INVESTMENTS - 117.2%
    (Cost $413,856,663)                                         466,085,967

    Other Assets and Liabilities (net) - (17.2%)                (68,416,666)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 397,669,301
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 92.2%
       AIRLINES - 0.9%
       Southwest Airlines Co..................       57,070 $     957,064
                                                            -------------
       AUTO COMPONENTS - 0.5%
       Autoliv, Inc...........................       11,825       499,015
                                                            -------------
       BANKS - 0.6%
       UCBH Holdings, Inc.....................       17,600       695,552
                                                            -------------
       BIOTECHNOLOGY - 3.0%
       Biogen Idec Inc.*......................       17,130     1,083,472
       Charles River Laboratories Intl., Inc.*       10,670       521,443
       ImClone Systems, Inc.*.................        7,450       639,136
       Invitrogen Corp.*......................       14,280     1,028,017
                                                            -------------
                                                                3,272,068
                                                            -------------
       CHEMICALS - 1.5%
       Ashland Inc............................       15,770       832,814
       Ecolab, Inc............................       24,510       776,967
                                                            -------------
                                                                1,609,781
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 6.6%
       Alliance Data Systems Corp.*...........       26,170     1,105,683
       ARAMARK Corp. - Class B................       25,590       735,968
       Ceridian Corp.*........................       33,450       752,625
       Education Management Corp.*............       19,840       651,942
       Gen-Probe Inc.*........................       25,135     1,189,388
       Global Payments, Inc...................       15,455       695,784
       Manor Care, Inc........................       14,600       477,128
       Manpower, Inc..........................       20,700     1,050,939
       MPS Group, Inc.*.......................       45,430       550,612
                                                            -------------
                                                                7,210,069
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.5%
       Polycom, Inc.*.........................       49,480     1,108,847
       Research In Motion Ltd.*...............        8,240       563,945
                                                            -------------
                                                                1,672,792
                                                            -------------
       COMPUTERS & PERIPHERALS - 3.7%
       CDW Corp...............................       22,000     1,402,720
       Lexmark International, Inc. - Class A*.       16,560     1,598,537
       Zebra Technologies Corp. - Class A*....       12,430     1,081,410
                                                            -------------
                                                                4,082,667
                                                            -------------
       CONTAINERS & PACKAGING - 0.5%
       Ball Corp..............................        7,560       544,698
                                                            -------------
       ELECTRIC SERVICES - 0.4%
       Reliant Resources, Inc.*...............       39,980       432,983
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
       Flextronics International, Ltd.*.......       44,090       703,236
       Power-One, Inc.*.......................       51,290       563,164
       Tektronix, Inc.........................       16,610       565,072
                                                            -------------
                                                                1,831,472
                                                            -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       ELECTRONICS - 1.1%
       Sanmina Corp.*........................      119,490 $   1,087,359
       Vishay Intertechnology, Inc.*.........        3,410        63,358
                                                           -------------
                                                               1,150,717
                                                           -------------
       ENERGY EQUIPMENT & SERVICES - 0.1%
       Kinder Morgan, Inc....................        1,580        93,678
                                                           -------------
       FINANCIALS - DIVERSIFIED - 5.6%
       Affiliated Managers Group, Inc.*......       15,235       767,387
       Capitalsource Inc.*...................       22,600       552,570
       Fiserv, Inc.*.........................       31,285     1,216,674
       Investors Financial Services Corp.....       19,430       846,759
       Legg Mason, Inc.......................       10,950       996,560
       MGIC Investment Corp..................       10,140       769,220
       T. Rowe Price Group, Inc..............       19,670       991,368
                                                           -------------
                                                               6,140,538
                                                           -------------
       FOOD & DRUG RETAILING - 1.0%
       Whole Foods Market, Inc...............       11,920     1,137,764
                                                           -------------
       FOOD PRODUCTS - 0.7%
       McCormick & Co. Inc...................       21,360       726,240
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
       Bard (C.R.), Inc......................       25,630     1,451,940
       Biomet, Inc...........................       24,380     1,083,447
       Henry Schein, Inc.*...................       12,645       798,405
       Inamed Corp.*.........................       16,420     1,031,997
       Zimmer Holdings, Inc.*................       11,940     1,053,108
                                                           -------------
                                                               5,418,897
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 2.8%
       Anthem, Inc.*.........................        9,330       835,595
       Laboratory Corporation of America
         Holdings*...........................       10,530       418,041
       Pacificare Health Systems, Inc.*......       20,970       810,700
       Varian Medical Systems, Inc.*.........       12,810     1,016,473
                                                           -------------
                                                               3,080,809
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 5.8%
       Brunswick Corp........................       18,045       736,236
       Marriott International, Inc. - Class A       32,890     1,640,553
       Marvel Enterprises, Inc.*.............       38,200       745,664
       Ruby Tuesday, Inc.....................       17,010       466,925
       Starwood Hotels & Resorts Worldwide,
         Inc. - Class B......................       23,330     1,046,350
       Station Casinos, Inc..................       21,020     1,017,368
       Wynn Resorts Ltd.*....................       18,350       708,861
                                                           -------------
                                                               6,361,957
                                                           -------------
       HOUSEHOLD DURABLES - 0.7%
       American Standard Cos., Inc.*.........       19,875       801,161
                                                           -------------
       HOUSEHOLD PRODUCTS - 0.7%
       Clorox Company (The)..................       13,885       746,735
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INDUSTRIAL CONGLOMERATES - 3.5%
      Eaton Corp..............................       12,425 $     804,395
      Fisher Scientific Int'l., Inc.*.........       25,620     1,479,555
      Pentair, Inc............................       23,980       806,687
      PerkinElmer, Inc........................       10,020       200,801
      Rockwell Automation, Inc................       15,120       567,151
                                                            -------------
                                                                3,858,589
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 6.6%
      Akamai Technologies, Inc.*..............       50,280       902,526
      Ask Jeeves, Inc.*.......................       18,670       728,690
      Check Point Software Technologies, Ltd.*       31,140       840,468
      CheckFree Corp.*........................       23,190       695,700
      CNET Networks, Inc.*....................      104,770     1,159,804
      Infospace Inc.*.........................       14,070       535,223
      Juniper Networks, Inc.*.................       49,970     1,227,763
      Sina Corp.*.............................        9,780       322,642
      VeriSign, Inc.*.........................       43,300       861,670
                                                            -------------
                                                                7,274,486
                                                            -------------
      MEDIA - 2.1%
      Interpublic Group of Cos, Inc...........       33,530       460,367
      Lamar Advertising Co. - Class A*........       18,230       790,270
      Monster Worldwide, Inc.*................       39,340     1,011,825
                                                            -------------
                                                                2,262,462
                                                            -------------
      METALS & MINING - 1.4%
      Peabody Energy Corp.....................        9,170       513,428
      Phelps Dodge Corp.*.....................       13,180     1,021,582
                                                            -------------
                                                                1,535,010
                                                            -------------
      OIL & GAS - 2.6%
      National-Oilwell, Inc.*.................       20,390       642,081
      Smith International, Inc.*..............       19,290     1,075,610
      Western Gas Resources, Inc..............        1,170        38,002
      XTO Energy, Inc.........................       37,440     1,115,338
                                                            -------------
                                                                2,871,031
                                                            -------------
      PAPER & FOREST PRODUCTS - 0.6%
      Boise Cascade Corp......................       18,390       692,200
                                                            -------------
      PERSONAL PRODUCTS - 0.7%
      Nu Skin Enterprises, Inc. - Class A.....       30,340       768,209
                                                            -------------
      PHARMACEUTICALS - 6.0%
      Caremark Rx, Inc.*......................       37,205     1,225,533
      Endo Pharmaceuticals Holdings, Inc.*....       22,780       534,191
      Eon Labs, Inc.*.........................       13,960       571,383
      IVAX Corp.*.............................       18,960       454,850
      McKesson Corp...........................       29,290     1,005,526
      Neurocrine Biosciences, Inc.*...........       12,600       653,310
      Omnicare, Inc...........................       17,630       754,740
      OSI Pharmaceuticals, Inc.*..............        7,200       507,168
      Sepracor, Inc.*.........................       15,440       816,776
                                                            -------------
                                                                6,523,477
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - SPECIALTY - 5.6%
       Chico's FAS, Inc.*.....................       24,160 $   1,091,066
       Coach, Inc.*...........................       29,685     1,341,465
       Foot Locker, Inc.......................       32,060       780,340
       PETsMART, Inc..........................       26,850       871,282
       Talbots, Inc...........................       13,510       528,917
       The Pep Boys Manny, Moe & Jack.........       29,450       746,558
       Williams-Sonoma, Inc.*.................       23,450       772,912
                                                            -------------
                                                                6,132,540
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.4%
       Altera Corp.*..........................       47,520     1,055,894
       Broadcom Corp. - Class A*..............       27,850     1,302,544
       Cymer, Inc.*...........................       21,350       799,344
       Formfactor Inc*........................       25,230       566,414
       Integrated Device Technology, Inc.*....       34,190       473,190
       Lam Research Corp.*....................       53,450     1,432,460
       Microchip Technology, Inc..............       31,360       989,094
       NVIDIA Corp.*..........................       44,190       905,895
       PMC-Sierra, Inc.*......................       49,460       709,751
       Silicon Laboratories, Inc.*............       21,750     1,008,113
                                                            -------------
                                                                9,242,699
                                                            -------------
       SOFTWARE - 5.2%
       ChoicePoint, Inc.*.....................       22,740     1,038,308
       Citrix Systems, Inc.*..................       67,510     1,374,504
       Cognizant Technology Solutions Corp. -
         Class A*.............................       20,140       511,757
       Mercury Interactive Corp.*.............       16,390       816,714
       Red Hat, Inc.*.........................       40,350       926,840
       Siebel Systems, Inc.*..................       91,890       981,385
                                                            -------------
                                                                5,649,508
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.8%
       Avaya, Inc.*...........................       48,350       763,447
       Comverse Technology, Inc.*.............       59,145     1,179,351
       Corning, Inc.*.........................       84,220     1,099,913
                                                            -------------
                                                                3,042,711
                                                            -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
       NII Holdings Inc. - Class B*...........       14,770       497,601
       Western Wireless Corp. - Class A*......       28,140       813,528
                                                            -------------
                                                                1,311,129
                                                            -------------
       TRANSPORTATION - 1.2%
       Expeditors International of Washington,
         Inc..................................       16,215       801,183
       Oshkosh Truck Corp.....................        8,820       505,474
                                                            -------------
                                                                1,306,657
                                                            -------------
       Total Common Stocks
       (Cost $93,715,957)                                     100,937,365
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


                                                             ------------
       ------------------------------------------------------------------
       SECURITY                                      PAR        VALUE
       DESCRIPTION                                  AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 7.1%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/04 at 0.15% to be
         repurchased at $7,800,033 on 07/01/04
         collateralized by $8,060,000 FNMA
         2.625% due 11/15/06 with a value of
         $7,957,993 (Cost $7,800,000)............ $7,800,000 $  7,800,000
                                                             ------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $101,515,957)                                    108,737,365

       Other Assets and Liabilities (net) - 0.7%                  741,422
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $109,478,787
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)


                                                                                                           Met/AIM
                                                                                                     Mid Cap Core Equity
                                                                                                          Portfolio
                                                                                                     -------------------
ASSETS
   Investments, at value (Note 2)*                                                                          $260,329,406
   Repurchase Agreement                                                                                       17,429,000
   Cash                                                                                                              268
   Cash denominated in foreign currencies**                                                                           32
   Receivable for investments sold                                                                                    --
   Receivable for Trust shares sold                                                                              455,601
   Dividends receivable                                                                                          210,179
   Interest receivable                                                                                               629
   Net variation margin on financial futures contracts (Note 7)                                                       --
   Other assets                                                                                                    8,514
                                                                                                     -------------------
      Total assets                                                                                           278,433,629
                                                                                                     -------------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                           --
      When-issued / delayed delivery investments (Note 2)                                                             --
      Trust shares redeemed                                                                                      226,977
      Net variation margin on financial futures contracts (Note 7)                                                    --
      Outstanding written options+ (Note 9)                                                                           --
      Distribution and services fees--Class B                                                                     43,810
      Distribution and services fees--Class E                                                                      3,404
      Collateral on securities on loan                                                                        18,939,536
      Investment advisory fee payable (Note 3)                                                                   148,567
      Administration fee payable                                                                                   9,827
      Custodian and accounting fees payable                                                                       13,521
   Accrued expenses                                                                                               33,414
                                                                                                     -------------------
      Total liabilities                                                                                       19,419,056
                                                                                                     -------------------
NET ASSETS                                                                                                  $259,014,573
                                                                                                     ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                          $211,537,423
   Accumulated net realized gain (loss)                                                                       25,465,716
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                          22,022,039
   Undistributed (distributions in excess of) net investment income                                              (10,605)
                                                                                                     -------------------
      Total                                                                                                 $259,014,573
                                                                                                     ===================
NET ASSETS
   Class A                                                                                                  $  7,828,335
                                                                                                     ===================
   Class B                                                                                                   222,374,248
                                                                                                     ===================
   Class E                                                                                                    28,811,990
                                                                                                     ===================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                       584,757
                                                                                                     ===================
   Class B                                                                                                    16,677,292
                                                                                                     ===================
   Class E                                                                                                     2,155,373
                                                                                                     ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                  $      13.39
                                                                                                     ===================
   Class B                                                                                                         13.33
                                                                                                     ===================
   Class E                                                                                                         13.37
                                                                                                     ===================

--------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                        $238,307,367
**Cost of cash denominated in foreign currencies                                                                      32
+Cost of written options                                                                                              --

                                                                                                         Met/AIM
                                                                                                     Small Cap Growth
                                                                                                        Portfolio
                                                                                                     ----------------
ASSETS
   Investments, at value (Note 2)*                                                                       $480,446,248
   Repurchase Agreement                                                                                    28,727,000
   Cash                                                                                                           216
   Cash denominated in foreign currencies**                                                                        --
   Receivable for investments sold                                                                            940,618
   Receivable for Trust shares sold                                                                           413,171
   Dividends receivable                                                                                        28,933
   Interest receivable                                                                                          1,037
   Net variation margin on financial futures contracts (Note 7)                                                26,950
   Other assets                                                                                                13,284
                                                                                                     ----------------
      Total assets                                                                                        510,597,457
                                                                                                     ----------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                 1,606,727
      When-issued / delayed delivery investments (Note 2)                                                          --
      Trust shares redeemed                                                                                    32,013
      Net variation margin on financial futures contracts (Note 7)                                                 --
      Outstanding written options+ (Note 9)                                                                    45,580
      Distribution and services fees--Class B                                                                  75,974
      Distribution and services fees--Class E                                                                   1,329
      Collateral on securities on loan                                                                     99,753,495
      Investment advisory fee payable (Note 3)                                                                313,761
      Administration fee payable                                                                               12,696
      Custodian and accounting fees payable                                                                    32,766
   Accrued expenses                                                                                            37,184
                                                                                                     ----------------
      Total liabilities                                                                                   101,911,525
                                                                                                     ----------------
NET ASSETS                                                                                               $408,685,932
                                                                                                     ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                       $356,144,191
   Accumulated net realized gain (loss)                                                                     3,120,878
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                       50,963,048
   Undistributed (distributions in excess of) net investment income                                        (1,542,185)
                                                                                                     ----------------
      Total                                                                                              $408,685,932
                                                                                                     ================
NET ASSETS
   Class A                                                                                               $  7,227,520
                                                                                                     ================
   Class B                                                                                                390,500,832
                                                                                                     ================
   Class E                                                                                                 10,957,580
                                                                                                     ================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                    579,904
                                                                                                     ================
   Class B                                                                                                 31,548,276
                                                                                                     ================
   Class E                                                                                                    881,473
                                                                                                     ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                               $      12.46
                                                                                                     ================
   Class B                                                                                                      12.38
                                                                                                     ================
   Class E                                                                                                      12.43
                                                                                                     ================

-----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                     $429,632,682
**Cost of cash denominated in foreign currencies                                                                   --
+Cost of written options                                                                                       30,382

                                                                                                     Goldman Sachs
                                                                                                     Mid-Cap Value
                                                                                                       Portfolio
                                                                                                     -------------
ASSETS
   Investments, at value (Note 2)*                                                                    $116,456,645
   Repurchase Agreement                                                                                  4,196,000
   Cash                                                                                                    270,003
   Cash denominated in foreign currencies**                                                                     --
   Receivable for investments sold                                                                       1,381,217
   Receivable for Trust shares sold                                                                        281,415
   Dividends receivable                                                                                    154,199
   Interest receivable                                                                                          12
   Net variation margin on financial futures contracts (Note 7)                                                 --
   Other assets                                                                                              3,773
                                                                                                     -------------
      Total assets                                                                                     122,743,264
                                                                                                     -------------
LIABILITIES
   Payables for:
      Investments purchased                                                                              1,131,231
      When-issued / delayed delivery investments (Note 2)                                                       --
      Trust shares redeemed                                                                                     --
      Net variation margin on financial futures contracts (Note 7)                                              --
      Outstanding written options+ (Note 9)                                                                     --
      Distribution and services fees--Class B                                                               22,869
      Distribution and services fees--Class E                                                                   --
      Collateral on securities on loan                                                                          --
      Investment advisory fee payable (Note 3)                                                              74,124
      Administration fee payable                                                                             3,388
      Custodian and accounting fees payable                                                                  8,469
   Accrued expenses                                                                                         13,902
                                                                                                     -------------
      Total liabilities                                                                                  1,253,983
                                                                                                     -------------
NET ASSETS                                                                                            $121,489,281
                                                                                                     =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $112,420,025
   Accumulated net realized gain (loss)                                                                    651,603
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                     8,348,093
   Undistributed (distributions in excess of) net investment income                                         69,560
                                                                                                     -------------
      Total                                                                                           $121,489,281
                                                                                                     =============
NET ASSETS
   Class A                                                                                            $  2,644,460
                                                                                                     =============
   Class B                                                                                             118,844,821
                                                                                                     =============
   Class E                                                                                                      --
                                                                                                     =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                 249,000
                                                                                                     =============
   Class B                                                                                              11,190,150
                                                                                                     =============
   Class E                                                                                                      --
                                                                                                     =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $      10.62
                                                                                                     =============
   Class B                                                                                                   10.62
                                                                                                     =============
   Class E                                                                                                      --
                                                                                                     =============

------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $108,108,552
**Cost of cash denominated in foreign currencies                                                                --
+Cost of written options                                                                                        --

                       See notes to financial statements

Harris Oakmark       Janus        J.P. Morgan    J.P. Morgan     Lord Abbett
International  Aggressive Growth  Quality Bond  Select Equity  America's Value
  Portfolio        Portfolio       Portfolio      Portfolio       Portfolio
-------------- -----------------  ------------  -------------  ---------------
  $698,221,724      $548,973,773  $233,439,654   $123,547,839      $16,699,696
    22,857,000                --            --      3,326,000        1,766,000
           923            63,060        12,083            913              883
       141,974                --         4,419             --               --
            --         9,065,586    31,900,054        942,519           52,935
     1,494,842           348,541        43,988             --           58,867
     1,751,777           368,827            --        102,353           26,341
            95                --     1,152,640             21           73,356
            --                --            --         10,350               --
        20,043            16,589         4,961          3,738              590
-------------- -----------------  ------------  -------------  ---------------
   724,488,378       558,836,376   266,557,799    127,933,733       18,678,668
-------------- -----------------  ------------  -------------  ---------------
     5,481,666        12,987,824       832,503      1,306,709          282,490
            --                --    89,963,877             --               --
        98,379            65,129        66,751        233,487               --
            --                --       108,969             --               --
            --                --            --             --               --
       106,693            87,398        13,324          2,114            3,461
         5,620               646            --             --               --
   117,663,480        41,375,108     5,017,598      1,325,096               --
       400,965           335,205        74,831         63,542            2,425
        18,509            16,817         6,019          4,589              369
        30,907            14,804        19,935          9,447            7,956
        36,079            32,823        26,196         20,442            8,531
-------------- -----------------  ------------  -------------  ---------------
   123,842,298        54,915,754    96,130,003      2,965,426          305,232
-------------- -----------------  ------------  -------------  ---------------
  $600,646,080      $503,920,622  $170,427,796   $124,968,307      $18,373,436
============== =================  ============  =============  ===============
  $522,096,336      $459,444,356  $159,577,121   $148,991,605      $16,769,326
     5,303,108        (4,955,729)    4,581,927    (35,848,878)          25,624
    69,787,947        50,114,089      (520,259)    10,456,649        1,395,770
     3,458,689          (682,094)    6,789,007      1,368,931          182,716
-------------- -----------------  ------------  -------------  ---------------
  $600,646,080      $503,920,622  $170,427,796   $124,968,307      $18,373,436
============== =================  ============  =============  ===============
  $ 14,974,272      $ 57,926,867  $104,071,803   $114,510,131      $        --
============== =================  ============  =============  ===============
   537,745,031       440,625,047    66,355,993     10,458,176       18,373,436
============== =================  ============  =============  ===============
    47,926,777         5,368,708            --             --               --
============== =================  ============  =============  ===============
     1,184,352         7,935,993     8,795,171      8,751,798               --
============== =================  ============  =============  ===============
    42,748,741        60,830,915     5,648,145        804,309        1,473,573
============== =================  ============  =============  ===============
     3,804,938           740,410            --             --               --
============== =================  ============  =============  ===============
  $      12.64      $       7.30  $      11.83   $      13.08      $        --
============== =================  ============  =============  ===============
         12.58              7.24         11.75          13.00            12.47
============== =================  ============  =============  ===============
         12.60              7.25            --             --               --
============== =================  ============  =============  ===============

------------------------------------------------------------------------------
  $628,449,024      $498,859,354  $233,721,927   $113,105,848      $15,303,926
       143,496                --            --             --               --
            --                --            --             --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)



                                                                                 Lord Abbett       Lord Abbett
                                                                                Bond Debenture  Growth and Income
                                                                                  Portfolio         Portfolio
                                                                                --------------  -----------------
ASSETS
   Investments, at value (Note 2)*                                              $1,272,633,301     $2,644,280,307
   Repurchase Agreement                                                             36,176,000        114,038,000
   Cash                                                                              2,102,822                853
   Cash denominated in foreign currencies**                                                 --                 --
   Receivable for investments sold                                                   8,927,879          8,978,989
   Receivable for Trust shares sold                                                  1,302,015          1,900,077
   Dividends receivable                                                                     --          2,515,340
   Interest receivable                                                              17,620,747                475
   Other assets                                                                         36,717             75,966
                                                                                --------------  -----------------
      Total assets                                                               1,338,799,481      2,771,790,007
                                                                                --------------  -----------------
LIABILITIES
   Payables for:
      Investments purchased                                                          9,844,957         15,086,523
      Trust shares redeemed                                                             70,104            986,705
      Distribution and services fees--Class B                                          178,062            273,089
      Distribution and services fees--Class E                                            3,802                 --
      Collateral on securities on loan                                             185,878,912         83,599,402
      Investment advisory fee payable (Note 3)                                         528,856          1,120,437
      Administration fee payable                                                        37,680             82,651
      Custodian and accounting fees payable                                             26,953             31,276
   Accrued expenses                                                                    110,921            152,017
                                                                                --------------  -----------------
      Total liabilities                                                            196,680,247        101,332,100
                                                                                --------------  -----------------
NET ASSETS                                                                      $1,142,119,234     $2,670,457,907
                                                                                ==============  =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $1,070,555,614     $2,327,824,263
   Accumulated net realized gain (loss)                                            (20,940,775)       (30,878,235)
   Unrealized appreciation (depreciation) on investments and foreign currency       19,222,918        349,296,175
   Undistributed (distributions in excess of) net investment income                 73,281,477         24,215,704
                                                                                --------------  -----------------
      Total                                                                     $1,142,119,234     $2,670,457,907
                                                                                ==============  =================
NET ASSETS
   Class A                                                                      $  227,804,514     $1,293,571,185
                                                                                ==============  =================
   Class B                                                                         882,770,116      1,376,886,722
                                                                                ==============  =================
   Class E                                                                          31,544,604                 --
                                                                                ==============  =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                          18,776,834         51,078,084
                                                                                ==============  =================
   Class B                                                                          73,289,793         54,701,063
                                                                                ==============  =================
   Class E                                                                           2,611,540                 --
                                                                                ==============  =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                      $        12.13     $        25.33
                                                                                ==============  =================
   Class B                                                                               12.04              25.17
                                                                                ==============  =================
   Class E                                                                               12.08                 --
                                                                                ==============  =================

-------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                            $1,253,410,389     $2,294,984,256
**Cost of cash denominated in foreign currencies                                            --                 --

                                                                                    Lord Abbett
                                                                                Growth Opportunities
                                                                                     Portfolio
                                                                                --------------------
ASSETS
   Investments, at value (Note 2)*                                                       $67,611,294
   Repurchase Agreement                                                                      537,000
   Cash                                                                                          627
   Cash denominated in foreign currencies**                                                       --
   Receivable for investments sold                                                         1,003,936
   Receivable for Trust shares sold                                                           21,507
   Dividends receivable                                                                        4,673
   Interest receivable                                                                            --
   Other assets                                                                                1,657
                                                                                --------------------
      Total assets                                                                        69,180,694
                                                                                --------------------
LIABILITIES
   Payables for:
      Investments purchased                                                                1,406,319
      Trust shares redeemed                                                                   50,077
      Distribution and services fees--Class B                                                  6,261
      Distribution and services fees--Class E                                                     --
      Collateral on securities on loan                                                     9,508,216
      Investment advisory fee payable (Note 3)                                                47,075
      Administration fee payable                                                               2,490
      Custodian and accounting fees payable                                                    8,103
   Accrued expenses                                                                           20,874
                                                                                --------------------
      Total liabilities                                                                   11,049,415
                                                                                --------------------
NET ASSETS                                                                               $58,131,279
                                                                                ====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                       $54,212,687
   Accumulated net realized gain (loss)                                                   (2,451,948)
   Unrealized appreciation (depreciation) on investments and foreign currency              6,570,898
   Undistributed (distributions in excess of) net investment income                         (200,358)
                                                                                --------------------
      Total                                                                              $58,131,279
                                                                                ====================
NET ASSETS
   Class A                                                                               $26,717,434
                                                                                ====================
   Class B                                                                                31,413,845
                                                                                ====================
   Class E                                                                                        --
                                                                                ====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                 2,792,418
                                                                                ====================
   Class B                                                                                 3,317,875
                                                                                ====================
   Class E                                                                                        --
                                                                                ====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                               $      9.57
                                                                                ====================
   Class B                                                                                      9.47
                                                                                ====================
   Class E                                                                                        --
                                                                                ====================

-----------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                     $61,040,396
**Cost of cash denominated in foreign currencies                                                  --

                       See notes to financial statements

 Lord Abbett  MFS Research                Neuberger Berman     Oppenheimer
Mid-Cap Value International Money Market    Real Estate    Capital Appreciation
  Portfolio     Portfolio    Portfolio       Portfolio          Portfolio
------------- ------------- ------------  ---------------- --------------------
 $261,250,715  $591,243,044 $202,346,374      $131,011,363         $704,660,286
    4,915,000    17,526,000    9,943,000         7,001,000           39,255,000
          701           605          637               690                  986
           --       957,694           --                --                   --
      187,441            --           --           265,698            4,707,175
      106,438       779,486       79,769           752,673            1,376,168
      215,621       455,606           --           577,147              579,062
           13            73       10,315                29                  164
        7,830        16,044        6,371             4,336               23,219
------------- ------------- ------------  ---------------- --------------------
  266,683,759   610,978,552  212,386,466       139,612,936          750,602,060
------------- ------------- ------------  ---------------- --------------------
      812,390       119,148           --           409,202            6,500,339
      102,327       164,695    1,418,277                --                   --
       26,359        83,454           --            25,399              138,007
           --         1,127       41,490               302                   --
   15,095,523   101,839,532           --                --           33,459,308
      137,987       380,928       67,880            76,413              336,248
        8,160        15,509        7,126             4,562               22,790
        9,646        50,849        8,783             8,469               21,381
       21,880        39,366       18,648            13,902               45,900
------------- ------------- ------------  ---------------- --------------------
   16,214,272   102,694,608    1,562,204           538,249           40,523,973
------------- ------------- ------------  ---------------- --------------------
 $250,469,487  $508,283,944 $210,824,262      $139,074,687         $710,078,087
============= ============= ============  ================ ====================
 $193,662,097  $456,837,150 $210,828,873      $130,500,753         $634,441,695
    8,522,111     9,825,888           --         1,014,587           32,550,353
   46,287,240    39,340,377           --         6,965,436           42,535,295
    1,998,039     2,280,529       (4,611)          593,911              550,744
------------- ------------- ------------  ---------------- --------------------
 $250,469,487  $508,283,944 $210,824,262      $139,074,687         $710,078,087
============= ============= ============  ================ ====================
 $116,846,797  $ 79,256,822 $  4,480,237      $  2,931,803         $ 16,906,207
============= ============= ============  ================ ====================
  133,622,690   419,648,868  206,344,025       133,134,604          693,171,880
============= ============= ============  ================ ====================
           --     9,378,254           --         3,008,280                   --
============= ============= ============  ================ ====================
    5,986,731     7,720,089    4,480,237           283,381            1,985,594
============= ============= ============  ================ ====================
    6,894,061    40,991,679  206,351,584        12,876,747           81,913,719
============= ============= ============  ================ ====================
           --       914,841           --           290,889                   --
============= ============= ============  ================ ====================
 $      19.52  $      10.27 $       1.00      $      10.35         $       8.51
============= ============= ============  ================ ====================
        19.38         10.24         1.00             10.34                 8.46
============= ============= ============  ================ ====================
           --         10.25           --             10.34                   --
============= ============= ============  ================ ====================

-------------------------------------------------------------------------------
 $214,963,475  $551,896,787 $202,346,374      $124,045,927         $662,125,326
           --       963,056           --                --                   --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)

                                                                         PIMCO Inflation     PIMCO           PIMCO
                                                                         Protected Bond  PEA Innovation   Total Return
                                                                            Portfolio      Portfolio       Portfolio
                                                                         --------------- --------------  --------------
ASSETS
   Investments, at value (Note 2)*                                        $1,293,973,302   $227,046,441  $1,452,920,620
   Repurchase Agreement                                                        2,784,000      7,055,000       3,493,000
   Cash                                                                              395            475           9,439
   Cash denominated in foreign currencies**                                        9,689             --       8,617,559
   Receivable for investments sold                                            14,043,109      2,984,010     334,395,696
   Receivable for Trust shares sold                                            1,015,870        565,685       1,751,374
   Dividends receivable                                                               --         24,416              --
   Interest receivable                                                         1,613,164             29       5,836,625
   Net variation margin on financial futures contracts (Note 7)                   15,813             --       4,598,500
   Open swap contracts at fair value (Note 10)                                 2,090,396             --              --
   Unrealized appreciation on forward currency contracts (Note 8)                  5,353             --         116,796
   Other assets                                                                   20,535          6,121          41,080
                                                                         --------------- --------------  --------------
     Total assets                                                          1,315,571,626    237,682,177   1,811,780,689
                                                                         --------------- --------------  --------------
LIABILITIES
   Due to bank                                                                        --             --              --
   Payables for:
     Investments purchased                                                   672,949,992      7,652,836       1,407,601
     When-issued / delayed delivery investments (Note 2)                              --             --     262,489,941
     Trust shares redeemed                                                            75         68,758         203,849
     Securities sold short, at value (Note 2)+                                14,215,042             --     223,431,623
     Open swap contracts at fair value (Note 10)                                      --             --       7,989,194
     Unrealized depreciation on forward currency contracts (Note 8)                   --             --              --
     Outstanding written options++ (Note 9)                                       17,128             --         797,132
     Distribution and services fees - Class B                                    124,357         23,276         194,263
     Distribution and services fees - Class E                                         --          2,587          17,302
     Collateral on securities on loan                                                 --     41,303,627              --
     Interest payable swap position                                                   --             --         585,268
     Investment advisory fee payable (Note 3)                                    248,837        203,644         529,944
     Administration fee payable                                                   19,060          6,811          42,917
     Custodian and accounting fees payable                                         7,987         19,681          42,375
   Accrued expenses                                                               20,463         28,721         100,590
                                                                         --------------- --------------  --------------
     Total liabilities                                                       687,602,941     49,309,941     497,831,999
                                                                         --------------- --------------  --------------
NET ASSETS                                                                $  627,968,685   $188,372,236  $1,313,948,690
                                                                         =============== ==============  ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                        $  614,210,200   $183,728,300  $1,266,301,690
   Accumulated net realized gain (loss)                                        7,165,630      5,415,472      (9,912,924)
   Unrealized appreciation (depreciation) on investments, futures
    contracts, options contracts, swap contracts and foreign currency          5,719,650       (133,277)      3,450,627
   Undistributed (distributions in excess of) net investment income              873,205       (638,259)     54,109,297
                                                                         --------------- --------------  --------------
     Total                                                                $  627,968,685   $188,372,236  $1,313,948,690
                                                                         =============== ==============  ==============
NET ASSETS
   Class A                                                                $      279,553   $ 47,130,736  $  207,415,088
                                                                         =============== ==============  ==============
   Class B                                                                   627,689,132    119,582,497     963,241,848
                                                                         =============== ==============  ==============
   Class E                                                                            --     21,659,003     143,291,754
                                                                         =============== ==============  ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                        26,398      9,869,562      17,750,941
                                                                         =============== ==============  ==============
   Class B                                                                    59,392,249     25,247,795      83,040,918
                                                                         =============== ==============  ==============
   Class E                                                                            --      4,562,116      12,328,496
                                                                         =============== ==============  ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                $        10.59   $       4.78  $        11.68
                                                                         =============== ==============  ==============
   Class B                                                                         10.57           4.74           11.60
                                                                         =============== ==============  ==============
   Class E                                                                            --           4.75           11.62
                                                                         =============== ==============  ==============

------------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                     $1,288,179,047   $227,179,718  $1,451,990,477
**Cost of cash denominated in foreign currencies                                   9,797             --       8,633,725
+ Proceeds of securities sold short                                           14,043,109             --     220,334,108
++Cost of written options                                                        560,202             --       6,049,918

                       See notes to financial statements

     Met/Putnam         Met/Putnam    Third Avenue   T. Rowe Price       Turner
Capital Opportunities    Research    Small Cap Value Mid-Cap Growth  Mid-Cap Growth
      Portfolio         Portfolio       Portfolio      Portfolio       Portfolio
---------------------  ------------  --------------- --------------  --------------
          $59,228,832  $106,471,572     $550,970,600   $465,720,967    $100,937,365
              115,000     4,184,000       50,575,000        365,000       7,800,000
                   34            --              441            230             868
                   --            --          551,373             --              --
            2,471,387     3,672,956        1,485,000      1,451,293       3,350,787
                  233        17,550          916,276        519,359         243,098
               27,745       145,412          568,268         96,357          18,714
                   25         1,877           92,544         15,815              33
                   --            --               --             --              --
                   --            --               --             --              --
                   --            --               --             --              --
                1,514         3,389           15,907         13,092           3,407
---------------------  ------------  --------------- --------------  --------------
           61,844,770   114,496,756      605,175,409    468,182,113     112,354,272
---------------------  ------------  --------------- --------------  --------------
                   --        17,273               --             --              --
            2,273,048     4,409,822        4,086,587        700,559       2,760,095
                   --            --               --             --              --
               43,255        13,215               76        183,389              --
                   --            --               --             --              --
                   --            --               --             --              --
                   --         4,742               --             --              --
                   --            --               --             --              --
                  651        17,718           93,293         60,229          20,706
                   --            --               --          2,184              --
            8,625,123     2,509,775      116,451,178     69,209,561              --
                   --            --               --             --              --
               34,901        71,020          281,111        273,286          69,151
                2,234         4,186           14,658         14,501           3,163
               17,612        15,024           12,630         21,954           8,469
               17,996        18,874           32,206         47,149          13,901
---------------------  ------------  --------------- --------------  --------------
           11,014,820     7,081,649      120,971,739     70,512,812       2,875,485
---------------------  ------------  --------------- --------------  --------------
          $50,829,950  $107,415,107     $484,203,670   $397,669,301    $109,478,787
=====================  ============  =============== ==============  ==============
          $53,897,117  $106,220,610     $386,830,701   $340,840,506    $102,569,698
           (8,286,059)   (3,375,728)       8,323,845      6,222,923        (216,912)

            5,108,126     4,269,392       87,655,590     52,229,346       7,221,408
              110,766       300,833        1,393,534     (1,623,474)        (95,407)
---------------------  ------------  --------------- --------------  --------------
          $50,829,950  $107,415,107     $484,203,670   $397,669,301    $109,478,787
=====================  ============  =============== ==============  ==============
          $47,531,979  $ 19,927,259     $  2,197,979   $ 73,713,634    $  2,593,070
=====================  ============  =============== ==============  ==============
            3,297,971    87,487,848      482,005,691    305,108,041     106,885,717
=====================  ============  =============== ==============  ==============
                   --            --               --     18,847,626              --
=====================  ============  =============== ==============  ==============
            3,765,279     2,459,732          168,977     10,720,751         249,000
=====================  ============  =============== ==============  ==============
              263,253    10,871,806       37,144,531     44,790,640      10,262,061
=====================  ============  =============== ==============  ==============
                   --            --               --      2,756,601              --
=====================  ============  =============== ==============  ==============
          $     12.62  $       8.10     $      13.01   $       6.88    $      10.41
=====================  ============  =============== ==============  ==============
                12.53          8.05            12.98           6.81           10.42
=====================  ============  =============== ==============  ==============
                   --            --               --           6.84              --
=====================  ============  =============== ==============  ==============

------------------------------------------------------------------------------------
          $54,120,706  $102,197,436     $463,312,335   $413,491,663    $ 93,715,957
                   --            --          554,535             --              --
                   --            --               --             --              --
                   --            --               --             --              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                        Met/AIM            Met/AIM
                                                                                  Mid Cap Core Equity  Small Cap Growth
                                                                                       Portfolio          Portfolio
INVESTMENT INCOME:
    Dividends (1)                                                                         $ 1,316,813       $   148,180
    Interest (2)                                                                              150,647           165,870
                                                                                  -------------------  ----------------
       Total investment income                                                              1,467,460           314,050
                                                                                  -------------------  ----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          990,965         1,326,629
    Deferred Expense Reimbursement (Note 3)                                                   122,843            48,748
    Administration fees                                                                        30,750            32,882
    Custody and accounting fees                                                                43,544           104,092
    Distribution fee - Class B                                                                303,571           347,583
    Distribution fee - Class E                                                                 18,158             7,653
    Transfer agent fees                                                                        12,403            12,359
    Audit                                                                                      10,178            10,178
    Legal                                                                                       8,808             8,808
    Trustee fees and expenses                                                                   7,526             7,526
    Shareholder reporting                                                                       9,661             5,361
    Insurance                                                                                   2,328             2,448
    Organizational expense                                                                         --                --
    Other                                                                                         208               208
                                                                                  -------------------  ----------------
       Total expenses                                                                       1,560,943         1,914,475
       Less fees waived and expenses reimbursed by the adviser                                     --                --
       Less broker commission recapture                                                       (84,846)          (61,558)
                                                                                  -------------------  ----------------
    Net expenses                                                                            1,476,097         1,852,917
                                                                                  -------------------  ----------------
    Net investment income                                                                      (8,637)       (1,538,867)
                                                                                  -------------------  ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                         25,841,566         4,393,215
       Futures contracts                                                                           --           107,738
       Options contracts                                                                           --           196,430
       Swap contracts                                                                              --                --
       Foreign currency related transactions                                                       --                --
                                                                                  -------------------  ----------------
          Net realized gain on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                   25,841,566         4,697,383
                                                                                  -------------------  ----------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                              28,622,011        38,922,960
          End of period                                                                    22,022,039        50,963,048
                                                                                  -------------------  ----------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                   (6,599,972)       12,040,088
                                                                                  -------------------  ----------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                        19,241,594        16,737,471
                                                                                  -------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $19,232,957       $15,198,604
                                                                                  ===================  ================

-------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                        $     1,239       $       211
(2)Interest income includes security lending income of:                                         9,289            54,800
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                                                                                  Goldman Sachs
                                                                                  Mid-Cap Value
                                                                                   Portfolio*
INVESTMENT INCOME:
    Dividends (1)                                                                    $  228,528
    Interest (2)                                                                          1,971
                                                                                  -------------
       Total investment income                                                          230,499
                                                                                  -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                    101,244
    Deferred Expense Reimbursement (Note 3)                                                  --
    Administration fees                                                                   3,388
    Custody and accounting fees                                                           8,469
    Distribution fee - Class B                                                           32,697
    Distribution fee - Class E                                                               --
    Transfer agent fees                                                                   2,403
    Audit                                                                                 4,482
    Legal                                                                                 3,417
    Trustee fees and expenses                                                             1,667
    Shareholder reporting                                                                 2,294
    Insurance                                                                               124
    Organizational expense                                                                2,490
    Other                                                                                   299
                                                                                  -------------
       Total expenses                                                                   162,974
       Less fees waived and expenses reimbursed by the adviser                           (2,035)
       Less broker commission recapture                                                      --
                                                                                  -------------
    Net expenses                                                                        160,939
                                                                                  -------------
    Net investment income                                                                69,560
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                      651,603
       Futures contracts                                                                     --
       Options contracts                                                                     --
       Swap contracts                                                                        --
       Foreign currency related transactions                                                 --
                                                                                  -------------
          Net realized gain on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                651,603
                                                                                  -------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                --
          End of period                                                               8,348,093
                                                                                  -------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency              8,348,093
                                                                                  -------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                   8,999,696
                                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $9,069,256
                                                                                  =============

------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                   $    1,063
(2)Interest income includes security lending income of:                                      --
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

Harris Oakmark        Janus        J.P. Morgan    J.P. Morgan     Lord Abbett
International   Aggressive Growth  Quality Bond  Select Equity  America's Value
  Portfolio         Portfolio       Portfolio      Portfolio       Portfolio
--------------  -----------------  ------------  -------------  ---------------
   $ 7,756,141        $ 1,318,834   $        --    $   923,646       $  156,783
       175,201            126,877     2,977,870         26,206          106,746
--------------  -----------------  ------------  -------------  ---------------
     7,931,342          1,445,711     2,977,870        949,852          263,529
--------------  -----------------  ------------  -------------  ---------------
     1,893,528          1,436,643       448,103        399,518           42,614
        70,893            132,811        25,206             --               --
        47,204             40,626        18,780         14,719            1,240
       183,379             72,347        64,163         35,849           25,350
       498,045            427,948        77,065         12,580           16,390
        27,023                 --            --             --               --
        11,787             11,133         6,671          6,814            2,883
        11,466             10,178        10,504          9,949            9,571
         8,808              8,808         8,696          8,808            9,560
         7,525              7,526         7,526          7,526            7,434
        16,772             14,093         8,309          2,086              235
         2,951              2,768         3,076          2,111               86
            --                 --            --             --               --
           208                208           208            208              208
--------------  -----------------  ------------  -------------  ---------------
     2,779,589          2,165,089       678,307        500,168          115,571
            --                 --            --             --          (45,419)
       (74,598)           (43,003)           --        (11,792)              --
--------------  -----------------  ------------  -------------  ---------------
     2,704,991          2,122,086       678,307        488,376           70,152
--------------  -----------------  ------------  -------------  ---------------
     5,226,351           (676,375)    2,299,563        461,476          193,377
--------------  -----------------  ------------  -------------  ---------------
     5,261,590          5,334,508     1,186,203     10,579,451           53,774
            --                 --       411,107         62,837               --
            --                 --       (17,984)            --               --
            --                 --        90,390             --               --
        78,182            (62,133)           77             11               --
--------------  -----------------  ------------  -------------  ---------------
     5,339,772          5,272,375     1,669,793     10,642,299           53,774
--------------  -----------------  ------------  -------------  ---------------
    51,180,253         36,494,001     3,805,405     16,763,074          893,601
    69,787,947         50,114,089      (520,259)    10,456,649        1,395,770
--------------  -----------------  ------------  -------------  ---------------
    18,607,694         13,620,088    (4,325,664)    (6,306,425)         502,169
--------------  -----------------  ------------  -------------  ---------------
    23,947,466         18,892,463    (2,655,871)     4,335,874          555,943
--------------  -----------------  ------------  -------------  ---------------
   $29,173,817        $18,216,088   $  (356,308)   $ 4,797,350       $  749,320
==============  =================  ============  =============  ===============

--------------------------------------------------------------------------------
   $   932,114        $    90,427   $        --    $       204       $      171
       158,367             27,402         8,549            445               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                  Lord Abbett       Lord Abbett
                                                                                 Bond Debenture  Growth and Income
                                                                                   Portfolio         Portfolio
                                                                                 --------------  -----------------
INVESTMENT INCOME:
    Dividends (1)                                                                  $  1,256,648       $ 20,213,087
    Interest (2)                                                                     35,685,400            224,661
                                                                                 --------------  -----------------
       Total investment income                                                       36,942,048         20,437,748
                                                                                 --------------  -----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                  3,237,677          6,474,928
    Deferred Expense Reimbursement (Note 3)                                                  --            415,534
    Administration fees                                                                 112,162            235,336
    Custody and accounting fees                                                          97,291            117,122
    Distribution fee - Class B                                                        1,090,863          1,575,758
    Distribution fee - Class E                                                           20,912                 --
    Transfer agent fees                                                                  12,499              7,627
    Audit                                                                                10,504             10,178
    Legal                                                                                 8,808              8,808
    Trustee fees and expenses                                                             7,526              7,498
    Shareholder reporting                                                                38,293            118,919
    Insurance                                                                            12,439             39,026
    Organization expense                                                                     --                 --
    Other                                                                                   808                398
                                                                                 --------------  -----------------
       Total expenses                                                                 4,649,782          9,011,132
       Less fees waived and expenses reimbursed by the adviser                               --                 --
       Less broker commission recapture                                                      --           (102,764)
                                                                                 --------------  -----------------
    Net expenses                                                                      4,649,782          8,908,368
                                                                                 --------------  -----------------
    Net investment income                                                            32,292,266         11,529,380
                                                                                 --------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AND FOREIGN
CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                   10,211,134         45,007,951
       Foreign currency related transactions                                                 --                176
                                                                                 --------------  -----------------
          Net realized gain on investments and foreign currency related
            transactions                                                             10,211,134         45,008,127
                                                                                 --------------  -----------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                        59,281,208        316,767,202
          End of period                                                              19,222,918        349,296,175
                                                                                 --------------  -----------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                             (40,058,290)        32,528,973
                                                                                 --------------  -----------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       swap contracts and foreign currency related transactions                     (29,847,156)        77,537,100
                                                                                 --------------  -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $  2,445,110       $ 89,066,480
                                                                                 ==============  =================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                 $      2,850       $    151,404
(2)Interest income includes security lending income of:                                 139,173             66,500
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                                                                                     Lord Abbett
                                                                                 Growth Opportunities
                                                                                      Portfolio
                                                                                 --------------------
INVESTMENT INCOME:
    Dividends (1)                                                                          $   79,344
    Interest (2)                                                                               16,376
                                                                                 --------------------
       Total investment income                                                                 95,720
                                                                                 --------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          199,460
    Deferred Expense Reimbursement (Note 3)                                                        --
    Administration fees                                                                         7,895
    Custody and accounting fees                                                                23,516
    Distribution fee - Class B                                                                 36,781
    Distribution fee - Class E                                                                     --
    Transfer agent fees                                                                         6,616
    Audit                                                                                       9,948
    Legal                                                                                       8,808
    Trustee fees and expenses                                                                   7,499
    Shareholder reporting                                                                       1,249
    Insurance                                                                                   1,125
    Organization expense                                                                           --
    Other                                                                                         208
                                                                                 --------------------
       Total expenses                                                                         303,105
       Less fees waived and expenses reimbursed by the adviser                                 (9,872)
       Less broker commission recapture                                                            --
                                                                                 --------------------
    Net expenses                                                                              293,233
                                                                                 --------------------
    Net investment income                                                                    (197,513)
                                                                                 --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AND FOREIGN
CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                          3,066,055
       Foreign currency related transactions                                                       --
                                                                                 --------------------
          Net realized gain on investments and foreign currency related
            transactions                                                                    3,066,055
                                                                                 --------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                               7,568,257
          End of period                                                                     6,570,898
                                                                                 --------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                      (997,359)
                                                                                 --------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       swap contracts and foreign currency related transactions                             2,068,696
                                                                                 --------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $1,871,183
                                                                                 ====================

------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                         $      563
(2)Interest income includes security lending income of:                                         4,503
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

                                                            Oppenheimer
 Lord Abbett  MFS Research                Neuberger Berman    Capital
Mid-Cap Value International  Money Market   Real Estate     Appreciation
  Portfolio     Portfolio     Portfolio      Portfolio*      Portfolio
------------- -------------  ------------ ----------------  ------------
  $ 1,754,583   $ 4,533,013    $       --       $  724,429  $  3,751,009
       21,641       166,551     1,015,642            5,724        85,194
------------- -------------  ------------ ----------------  ------------
    1,776,224     4,699,564     1,015,642          730,153     3,836,203
------------- -------------  ------------ ----------------  ------------
      749,556     1,327,427       375,031          107,085     2,012,375
           --       141,102            --               --       242,110
       22,888        37,241        20,254            4,562        65,538
       29,896       233,618        25,416            8,469        97,375
      144,064       326,603       228,582           36,449       825,938
           --         6,087            --              442            --
        6,872        12,503         7,207            2,403         6,893
        9,948        11,466         7,898            4,482        10,178
        8,808         8,808         8,808            3,417         8,808
        7,525         7,499         7,526            1,667         7,525
        3,879        13,011         3,249            2,294        28,179
        2,702         4,053         2,926              124         5,812
           --            --            --            2,490            --
          208           212            --              299           378
------------- -------------  ------------ ----------------  ------------
      986,346     2,129,630       686,897          174,183     3,311,109
           --            --            --           (2,877)           --
           --        (4,714)           --          (35,064)      (30,012)
------------- -------------  ------------ ----------------  ------------
      986,346     2,124,916       686,897          136,242     3,281,097
------------- -------------  ------------ ----------------  ------------
      789,878     2,574,648       328,745          593,911       555,106
------------- -------------  ------------ ----------------  ------------
    5,852,139    25,700,989            --        1,014,587    31,846,686
           --        (1,168)           --               --            --
------------- -------------  ------------ ----------------  ------------
    5,852,139    25,699,821            --        1,014,587    31,846,686
------------- -------------  ------------ ----------------  ------------
   32,994,154    43,809,369            --               --    65,608,886
   46,287,240    39,340,377            --        6,965,436    42,535,295
------------- -------------  ------------ ----------------  ------------
   13,293,086    (4,468,992)           --        6,965,436   (23,073,591)
------------- -------------  ------------ ----------------  ------------
   19,145,225    21,230,829            --        7,980,023     8,773,095
------------- -------------  ------------ ----------------  ------------
  $19,935,103   $23,805,477    $  328,745       $8,573,934  $  9,328,201
============= =============  ============ ================  ============

-------------------------------------------------------------------------
  $     4,530   $   514,647    $       --       $    2,333  $     75,644
        8,963       134,739            --               --        50,547

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                          PIMCO
                                                                                        Inflation         PIMCO
                                                                                      Protected Bond  PEA Innovation
                                                                                        Portfolio       Portfolio
                                                                                      --------------  --------------
INVESTMENT INCOME:
    Dividends (1)                                                                        $        --     $   157,682
    Interest (2)                                                                           2,974,491          40,208
                                                                                      --------------  --------------
       Total investment income                                                             2,974,491         197,890
                                                                                      --------------  --------------
EXPENSES:
    Investment advisory fee (Note 3)                                                       1,244,253         738,670
    Deferred Expense Reimbursement (Note 3)                                                       --              --
    Administration fees                                                                       49,568          19,710
    Custody and accounting fees                                                               41,374          46,778
    Distribution fee - Class B                                                               620,944         105,933
    Distribution fee - Class E                                                                    --          15,064
    Transfer agent fees                                                                        6,434          12,152
    Audit                                                                                      9,598          10,178
    Legal                                                                                      9,398           8,808
    Trustee fees and expenses                                                                  7,434           7,526
    Shareholder reporting                                                                      9,364           3,097
    Insurance                                                                                  3,354           1,356
    Organizational expense                                                                        --              --
    Other                                                                                        208             208
                                                                                      --------------  --------------
       Total expenses                                                                      2,001,929         969,480
       Less fees waived and expenses reimbursed by the adviser                                    --              --
       Less broker commission recapture                                                           --        (138,347)
                                                                                      --------------  --------------
    Net expenses                                                                           2,001,929         831,133
                                                                                      --------------  --------------
    Net investment income                                                                    972,562        (633,243)
                                                                                      --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                         7,548,960       6,632,053
       Futures contracts                                                                     (41,194)             --
       Options contracts                                                                     (26,250)             --
       Swap contracts                                                                      1,379,140              --
       Foreign currency related transactions                                                  37,379              --
                                                                                      --------------  --------------
          Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                   8,898,035       6,632,053
                                                                                      --------------  --------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                              4,499,574       6,369,136
          End of period                                                                    5,719,650        (133,277)
                                                                                      --------------  --------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                   1,220,076      (6,502,413)
                                                                                      --------------  --------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                       10,118,111         129,640
                                                                                      --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          $11,090,673     $  (503,603)
                                                                                      ==============  ==============

----------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $        --     $    21,470
(2)Interest income includes security lending income of:                                           --          36,030
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                                                                                         PIMCO
                                                                                      Total Return
                                                                                       Portfolio
                                                                                      ------------
INVESTMENT INCOME:
    Dividends (1)                                                                      $    17,427
    Interest (2)                                                                        15,593,286
                                                                                      ------------
       Total investment income                                                          15,610,713
                                                                                      ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                     3,270,326
    Deferred Expense Reimbursement (Note 3)                                                     --
    Administration fees                                                                    128,837
    Custody and accounting fees                                                            127,121
    Distribution fee - Class B                                                           1,218,878
    Distribution fee - Class E                                                             100,219
    Transfer agent fees                                                                     13,136
    Audit                                                                                   10,503
    Legal                                                                                    8,808
    Trustee fees and expenses                                                                7,525
    Shareholder reporting                                                                   74,217
    Insurance                                                                               16,657
    Organizational expense                                                                      --
    Other                                                                                    3,036
                                                                                      ------------
       Total expenses                                                                    4,979,263
       Less fees waived and expenses reimbursed by the adviser                                  --
       Less broker commission recapture                                                         --
                                                                                      ------------
    Net expenses                                                                         4,979,263
                                                                                      ------------
    Net investment income                                                               10,631,450
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                      (1,904,985)
       Futures contracts                                                                 3,790,601
       Options contracts                                                                   184,020
       Swap contracts                                                                     (223,875)
       Foreign currency related transactions                                                 9,436
                                                                                      ------------
          Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                 1,855,197
                                                                                      ------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                           12,175,545
          End of period                                                                  3,450,627
                                                                                      ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                (8,724,918)
                                                                                      ------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                     (6,869,721)
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        $ 3,761,729
                                                                                      ============

---------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                     $        --
(2)Interest income includes security lending income of:                                     76,543
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

     Met/Putnam         Met/Putnam   Third Avenue    T. Rowe Price       Turner
Capital Opportunities    Research   Small Cap Value  Mid-Cap Growth  Mid-Cap Growth
      Portfolio         Portfolio      Portfolio       Portfolio       Portfolio*
---------------------  -----------  ---------------  --------------  --------------
          $   392,431  $   863,374      $ 3,303,185     $   660,246      $   39,936
               22,991       24,083          240,428         168,555           2,132
---------------------  -----------  ---------------  --------------  --------------
              415,422      887,457        3,543,613         828,801          42,068
---------------------  -----------  ---------------  --------------  --------------
              220,913      474,812        1,529,368       1,566,801          98,456
                   --           --               --         280,094              --
                7,418       13,736           41,071          44,521           3,163
               37,519       42,197           49,921          60,607           8,469
                3,851      121,549          503,027         443,523          29,726
                   --           --               --          10,875              --
                7,740        6,993            7,671          12,018           2,403
                9,949        9,949            9,513          10,178           4,482
                8,808        8,809            8,808           8,808           3,417
                7,526        7,525            7,526           7,526           1,667
                   --        2,627           16,244           9,852           2,294
                  856        1,466            3,055           3,736             124
                   --           --               --              --           2,490
                   76          208              208             208             298
---------------------  -----------  ---------------  --------------  --------------
              304,656      689,871        2,176,412       2,458,747         156,989
                   --      (19,410)              --              --          (5,273)
                   --      (14,745)              --         (19,735)        (14,241)
---------------------  -----------  ---------------  --------------  --------------
              304,656      655,716        2,176,412       2,439,012         137,475
---------------------  -----------  ---------------  --------------  --------------
              110,766      231,741        1,367,201      (1,610,211)        (95,407)
---------------------  -----------  ---------------  --------------  --------------
            4,162,666    7,909,549        6,270,381      26,455,675        (216,912)
                   --           --               --      (1,015,561)             --
                   --           --               --              --              --
                   --           --               --              --              --
                   --         (125)          (3,416)             --              --
---------------------  -----------  ---------------  --------------  --------------
            4,162,666    7,909,424        6,266,965      25,440,114        (216,912)
---------------------  -----------  ---------------  --------------  --------------
            6,400,725   12,227,828       52,139,186      52,431,771              --
            5,108,126    4,269,392       87,655,590      52,229,346       7,221,408
---------------------  -----------  ---------------  --------------  --------------
           (1,292,599)  (7,958,436)      35,516,404        (202,425)      7,221,408
---------------------  -----------  ---------------  --------------  --------------
            2,870,067      (49,012)      41,783,369      25,237,689       7,004,496
---------------------  -----------  ---------------  --------------  --------------
          $ 2,980,833  $   182,729      $43,150,570     $23,627,478      $6,909,089
=====================  ===========  ===============  ==============  ==============

------------------------------------------------------------------------------------
          $       138  $     3,651      $   102,814     $     6,112      $       --
                8,444        1,305           63,776          36,715              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Met/AIM                           Met/AIM
                                                Mid Cap Core Equity Portfolio     Small Cap Growth Portfolio
                                                ----------------------------      --------------------------
                                                Period Ended    Year Ended        Period Ended   Year Ended
                                                June 30, 2004  December 31,       June 30, 2004 December 31,
                                                 (Unaudited)       2003            (Unaudited)      2003
                                                ------------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $     (8,637)  $    (78,825)      $ (1,538,867) $ (1,218,582)
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and currency related transactions          25,841,566      2,398,416          4,697,383     1,248,513
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                               (6,599,972)    30,237,070         12,040,088    41,334,926
                                                ------------   ------------   -   ------------  ------------
   Net increase in net assets resulting from
       operations                                 19,232,957     32,556,661         15,198,604    41,364,857
                                                ------------   ------------   -   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --         (3,323)                --            --
     Class B                                              --             --                 --            --
     Class E                                              --            (38)                --            --
   From net realized gains
     Class A                                              --        (35,056)                --            --
     Class B                                              --     (1,640,022)                --            --
     Class E                                              --       (154,430)                --            --
                                                ------------   ------------   -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --     (1,832,869)                --            --
                                                ------------   ------------   -   ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       3,666,979      3,035,428          2,271,990     5,571,606
     Class B                                      74,417,146    154,746,959        171,251,200   134,139,727
     Class E                                       7,810,570     13,507,687          3,964,855     9,321,197
   Net asset value of shares issued through
       acquisition
     Class A                                              --             --                 --            --
     Class B                                              --             --                 --            --
     Class E                                              --             --                 --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --         38,379                 --            --
     Class B                                              --      1,640,022                 --            --
     Class E                                              --        154,467                 --            --
   Cost of shares repurchased
     Class A                                        (787,024)    (3,929,539)        (1,510,864)   (8,690,614)
     Class B                                     (80,588,052)    (4,591,756)        (1,719,908)  (11,975,712)
     Class E                                        (787,746)      (574,008)        (1,975,124)   (4,130,987)
                                                ------------   ------------   -   ------------  ------------
   Net increase in net assets from capital
       share transactions                          3,731,873    164,027,639        172,282,149   124,235,217
                                                ------------   ------------   -   ------------  ------------
TOTAL INCREASE IN NET ASSETS                      22,964,830    194,751,431        187,480,753   165,600,074
   Net assets at beginning of year               236,049,743     41,298,312        221,205,179    55,605,105
                                                ------------   ------------   -   ------------  ------------
   Net assets at end of year                    $259,014,573   $236,049,743       $408,685,932  $221,205,179
                                                ============   ============   =   ============  ============
   Net assets at end of period includes
       undistributed (distributions
       in excess of) net investment income      $    (10,605)  $     (1,968)      $ (1,542,185) $     (3,318)
                                                ============   ============   =   ============  ============

* For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

     Goldman Sachs                Harris Oakmark                 Janus Aggressive
Mid-Cap Value Portfolio       International Portfolio            Growth Portfolio
------------------------    ----------------------------    ---------------------------
     Period Ended           Period Ended   Year Ended       Period Ended   Year Ended
    June 30, 2004*          June 30, 2004 December 31,      June 30, 2004 December 31,
      (Unaudited)            (Unaudited)      2003           (Unaudited)      2003
------------------------    ----------------------------    ---------------------------
     $     69,560           $  5,226,351  $    255,709      $   (676,375) $   (480,097)

          651,603              5,339,772     2,359,172         5,272,375     4,479,938

        8,348,093             18,607,694    51,536,541        13,620,088    38,621,922
     ------------       -   ------------  ------------  -   ------------  ------------
        9,069,256             29,173,817    54,151,422        18,216,088    42,621,763
     ------------       -   ------------  ------------  -   ------------  ------------
               --                     --       (72,010)               --            --
               --                     --    (2,219,746)               --            --
               --                     --      (191,391)               --            --
               --                     --       (20,578)               --            --
               --                     --      (713,780)               --            --
               --                     --       (57,951)               --            --
     ------------       -   ------------  ------------  -   ------------  ------------
               --                     --    (3,275,456)               --            --
     ------------       -   ------------  ------------  -   ------------  ------------
        2,490,000              8,503,287     8,155,873        39,717,344     3,893,275
      109,953,455            235,486,636   228,384,565       204,701,211   165,915,346
               --             25,204,829    26,534,559         1,723,234     1,904,656
               --                     --            --                --    13,480,356
               --                     --            --                --     6,029,324
               --                     --            --                --     1,825,954
               --                     --        92,588                --            --
               --                     --     2,933,526                --            --
               --                     --       249,342                --            --
               --             (2,518,209)   (6,437,137)       (4,446,271)   (4,356,693)
          (23,430)           (12,271,849)   (7,138,795)      (31,918,789)   (3,885,240)
               --             (2,934,934)   (7,824,450)         (600,111)     (453,848)
     ------------       -   ------------  ------------  -   ------------  ------------
      112,420,025            251,469,760   244,950,071       209,176,618   184,353,130
     ------------       -   ------------  ------------  -   ------------  ------------
      121,489,281            280,643,577   295,826,037       227,392,706   226,974,893
               --            320,002,503    24,176,466       276,527,916    49,553,023
     ------------       -   ------------  ------------  -   ------------  ------------
     $121,489,281           $600,646,080  $320,002,503      $503,920,622  $276,527,916
     ============       =   ============  ============  =   ============  ============
     $     69,560           $  3,458,689  $ (1,767,662)     $   (682,094) $     (5,718)
     ============       =   ============  ============  =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                        J.P. Morgan                     J.P. Morgan
                                                  Quality Bond Portfolio          Select Equity Portfolio
                                                --------------------------      --------------------------
                                                Period Ended   Year Ended       Period Ended   Year Ended
                                                June 30, 2004 December 31,      June 30, 2004 December 31,
                                                 (Unaudited)      2003           (Unaudited)      2003
                                                ----------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                        $  2,299,563  $  4,414,359      $    461,476  $    907,455
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        1,669,793     4,088,290        10,642,299    (1,670,452)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              (4,325,664)   (2,044,540)       (6,306,425)   35,518,181
                                                ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                    (356,308)    6,458,109         4,797,350    34,755,184
                                                ------------  ------------  -   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --    (4,650,537)               --      (660,335)
     Class B                                              --    (2,210,520)               --       (35,437)
     Class E                                              --            --                --            --
   From net realized gains
     Class A                                              --            --                --            --
     Class B                                              --            --                --            --
     Class E                                              --            --                --            --
                                                ------------  ------------  -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --    (6,861,057)               --      (695,772)
                                                ------------  ------------  -   ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                       1,252,396     4,996,780             7,181       222,343
     Class B                                      10,801,371    26,658,651           847,257       978,050
     Class E                                              --            --                --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --     4,650,537                --       660,335
     Class B                                              --     2,210,520                --        35,437
     Class E                                              --            --                --            --
   Cost of shares repurchased
     Class A                                     (12,686,357)  (29,129,302)      (12,812,587)  (18,691,034)
     Class B                                      (1,018,697)   (2,323,295)         (336,053)     (498,791)
     Class E                                              --            --                --            --
                                                ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions            (1,651,287)    7,063,891       (12,294,202)  (17,293,660)
                                                ------------  ------------  -   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (2,007,595)    6,660,943        (7,496,852)   16,765,752
   Net assets at beginning of year               172,435,391   165,774,448       132,465,159   115,699,407
                                                ------------  ------------  -   ------------  ------------
   Net assets at end of year                    $170,427,796  $172,435,391      $124,968,307  $132,465,159
                                                ============  ============  =   ============  ============
   Net assets at end of period includes
       undistributed (distributions
       in excess of) net investment income      $  6,789,007  $  4,615,407      $  1,368,931  $    907,455
                                                ============  ============  =   ============  ============

* For the period 5/1/2003 (commencement of operations) through 12/31/2003.

                       See notes to financial statements

       Lord Abbett                     Lord Abbett
America's Value Portfolio       Bond Debenture Portfolio
-------------------------    ------------------------------
Period Ended  Period Ended    Period Ended     Year Ended
June 30, 2004 December 31,    June 30, 2004   December 31,
 (Unaudited)     2003*         (Unaudited)        2003
---------------------------  -------------------------------
 $   193,377   $  122,213    $   32,292,266  $   41,262,780

      53,774       44,690        10,211,134       1,040,118

     502,169      893,601       (40,058,290)     74,061,963
 -----------   ----------    --------------  --------------
     749,320    1,060,504         2,445,110     116,364,861
 -----------   ----------    --------------  --------------
          --     (137,103)               --      (3,790,704)
          --           --                --     (11,830,812)
          --           --                --        (350,671)
          --      (70,479)               --              --
          --           --                --              --
          --           --                --              --
 -----------   ----------    --------------  --------------
          --     (207,582)               --     (15,972,187)
 -----------   ----------    --------------  --------------
          --           --        14,710,923      27,516,248
  10,231,720    8,075,711       239,290,335     517,289,685
          --           --        10,138,343      23,507,252
          --           --                --       3,790,704
          --      207,583                --      11,830,813
          --           --                --         350,671
          --           --       (23,214,080)    (33,993,683)
  (1,580,402)    (163,418)     (115,383,826)    (32,180,605)
          --           --        (1,528,441)     (4,912,701)
 -----------   ----------    --------------  --------------
   8,651,318    8,119,876       124,013,254     513,198,384
 -----------   ----------    --------------  --------------
   9,400,638    8,972,798       126,458,364     613,591,058
   8,972,798           --     1,015,660,870     402,069,812
 -----------   ----------    --------------  --------------
 $18,373,436   $8,972,798    $1,142,119,234  $1,015,660,870
 ===========   ==========    ==============  ==============

 $   182,716   $   (8,129)   $   73,281,477  $   42,154,519
 ===========   ==========    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Lord Abbett
                                                  Growth and Income Portfolio              Lord Abbett
                                                ------------------------------      Growth Opportunities Portfolio
                                                                                    ------------------------------
                                                 Period Ended     Year Ended        Period Ended     Year Ended
                                                 June 30, 2004   December 31,       June 30, 2004   December 31,
                                                  (Unaudited)        2003            (Unaudited)        2003
                                                --------------------------------    ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   11,529,380  $   16,719,205       $  (197,513)   $  (272,858)
   Net realized gain (loss) on investments
       and foreign currency related
       transactions                                 45,008,127     (19,337,579)        3,066,055      3,685,583
   Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related transactions        32,528,973     464,649,005          (997,359)     8,095,598
                                                --------------  --------------  -    -----------    -----------
   Net increase in net assets resulting from
       operations                                   89,066,480     462,030,631         1,871,183     11,508,323
                                                --------------  --------------  -    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                --     (10,764,233)               --             --
     Class B                                                --      (4,755,429)               --             --
     Class E                                                --              --                --             --
   From net realized gains
     Class A                                                --              --                --             --
     Class B                                                --              --                --             --
     Class E                                                --              --                --             --
                                                --------------  --------------  -    -----------    -----------
   Net decrease in net assets resulting from
       distributions                                        --     (15,519,662)               --             --
                                                --------------  --------------  -    -----------    -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       165,375,752     120,935,065         1,360,306      2,360,678
     Class B                                       357,349,583     554,777,532         3,403,629      4,309,011
     Class E                                                --              --                --             --
   Net asset value of shares issued through
       acquisition
     Class A                                                --      10,764,233                --     21,444,194
     Class B                                                --       4,755,429                --      3,877,765
     Class E                                                --              --                --             --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                --      10,764,233                --             --
     Class B                                                --       4,755,429                --             --
     Class E                                                --              --                --             --
   Cost of shares repurchased
     Class A                                       (87,579,736)   (123,176,231)       (3,197,773)    (4,075,868)
     Class B                                      (102,485,342)     (8,900,035)         (534,507)    (1,667,438)
     Class E                                                --              --                --             --
                                                --------------  --------------  -    -----------    -----------
   Net increase in net assets from capital
       share transactions                          332,660,257     574,675,655         1,031,655     26,248,342
                                                --------------  --------------  -    -----------    -----------
TOTAL INCREASE IN NET ASSETS                       421,726,737   1,021,186,624         2,902,838     37,756,665
   Net assets at beginning of year               2,248,731,170   1,227,544,546        55,228,441     17,471,776
                                                --------------  --------------  -    -----------    -----------
   Net assets at end of period                  $2,670,457,907  $2,248,731,170       $58,131,279    $55,228,441
                                                ==============  ==============  =    ===========    ===========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $   24,215,704  $   12,686,324       $  (200,358)   $    (2,845)
                                                ==============  ==============  =    ===========    ===========

                       See notes to financial statements

                                         MFS Research
        Lord Abbett                International Portfolio
  Mid-Cap Value Portfolio        ---------------------------
-----------------------------
Period Ended    Year Ended       Period Ended    Year Ended
June 30, 2004  December 31,      June 30, 2004  December 31,
 (Unaudited)       2003           (Unaudited)       2003
-----------------------------    ----------------------------
 $    789,878  $  1,261,948       $  2,574,648  $    937,184

    5,852,139     3,153,035         25,699,821     7,670,590

   13,293,086    33,263,405         (4,468,992)   44,397,088
 ------------  ------------  -    ------------  ------------
   19,935,103    37,678,388         23,805,477    53,004,862
 ------------  ------------  -    ------------  ------------
           --      (539,103)                --      (334,144)
           --      (505,069)                --    (1,026,225)
           --            --                 --       (37,867)
           --    (1,323,324)                --            --
           --    (1,451,505)                --            --
           --            --                 --            --
 ------------  ------------  -    ------------  ------------
           --    (3,819,001)                --    (1,398,236)
 ------------  ------------  -    ------------  ------------
   23,662,871     5,212,528         15,877,953     6,925,398
   23,613,322    30,035,072        216,504,449   122,539,079
           --            --          5,059,925     4,144,092
           --            --                 --    49,225,451
           --            --                 --     1,499,021
           --            --                 --            --
           --     1,862,427                 --       334,144
           --     1,956,574                 --     1,026,225
           --            --                 --        37,867
   (6,998,240)   (7,190,245)        (7,166,476)  (11,306,194)
     (488,218)     (665,205)        (2,987,449)  (43,701,146)
           --            --         (2,929,966)     (478,727)
 ------------  ------------  -    ------------  ------------
   39,789,735    31,211,151        224,358,436   130,245,210
 ------------  ------------  -    ------------  ------------
   59,724,838    65,070,538        248,163,913   181,851,836
  190,744,649   125,674,111        260,120,031    78,268,195
 ------------  ------------  -    ------------  ------------
 $250,469,487  $190,744,649       $508,283,944  $260,120,031
 ============  ============  =    ============  ============
 $  1,998,039  $  1,208,161       $  2,280,529  $   (294,119)
 ============  ============  =    ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                   Money Market Portfolio           Neuberger Berman
                                                ----------------------------      Real Estate Portfolio
                                                                                  ---------------------
                                                Period Ended     Year Ended           Period Ended
                                                June 30, 2004   December 31,         June 30, 2004*
                                                 (Unaudited)        2003               (Unaudited)
                                                ------------------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $     328,745  $     754,465          $    593,911
   Net realized gain (loss) on investments
       options contracts, swap contracts and
       foreign currency related transactions               --         12,497             1,014,587
   Net change in unrealized appreciation
       (depreciation) on investments options
       contracts, swap contracts and foreign
       currency related transactions                       --             --             6,965,436
                                                -------------  -------------  -       ------------
   Net increase (decrease) in net assets
       resulting from operations                      328,745        766,962             8,573,934
                                                -------------  -------------  -       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                          (13,917)       (22,039)                   --
     Class B                                         (314,828)      (744,923)                   --
     Class E                                               --             --                    --
   From net realized gains
     Class A                                               --             --                    --
     Class B                                               --             --                    --
     Class E                                               --             --                    --
                                                -------------  -------------  -       ------------
   Net decrease in net assets resulting from
       distributions                                 (328,745)      (766,962)                   --
                                                -------------  -------------  -       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                        2,623,172     16,078,401             2,859,419
     Class B                                      141,692,154   (221,367,123)          125,087,556
     Class E                                               --             --             2,895,945
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                           13,917         26,703                    --
     Class B                                          314,969        744,955                    --
     Class E                                               --             --                    --
   Cost of shares repurchased
     Class A                                       (3,410,675)   (10,856,104)              (20,028)
     Class B                                     (105,075,123)  (181,235,075)             (285,276)
     Class E                                               --             --               (36,863)
                                                -------------  -------------  -       ------------
   Net increase (decrease) in net assets
       from capital share transactions             36,158,414     46,126,003           130,500,753
                                                -------------  -------------  -       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            36,158,414     46,126,003           139,074,687
   Net assets at beginning of year                174,665,848    128,539,845                    --
                                                -------------  -------------  -       ------------
   Net assets at end of period                  $ 210,824,262  $ 174,665,848          $139,074,687
                                                =============  =============  =       ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $      (4,611) $      (4,611)         $    593,911
                                                =============  =============  =       ============

 * For the period 5/1/2004 (commencement of operations) through 6/30/2004 ** For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

    Oppenheimer Capital                     PIMCO
   Appreciation Portfolio        Inflation Protected Bond Portfolio
-----------------------------    ----------------------------------
Period Ended    Year Ended       Period Ended      Period Ended
June 30, 2004  December 31,      June 30, 2004     December 31,
 (Unaudited)       2003           (Unaudited)         2003**
-----------------------------    ----------------------------------
$     555,106  $    (95,996)     $    972,562      $    697,403

   31,846,686     3,248,539         8,898,035         5,650,645
  (23,073,591)   77,850,960         1,220,076         4,499,574
-------------  ------------  -   ------------       ------------
    9,328,201    81,003,503        11,090,674        10,847,622
-------------  ------------  -   ------------       ------------
           --            --                --            (4,745)
           --            --                --        (1,085,411)
           --            --                --                --
           --            --                --           (23,013)
           --            --                --        (7,066,642)
           --            --                --                --
-------------  ------------  -   ------------       ------------
           --            --                --        (8,179,811)
-------------  ------------  -   ------------       ------------
   16,875,672       196,009           287,738         1,095,308
  242,278,150   348,213,281       254,058,340       367,720,499
           --            --                --                --
           --            --                --            27,758
           --            --                --         8,152,053
           --            --                --                --
     (800,704)     (673,058)       (1,175,389)           (1,021)
 (108,843,160)     (591,691)       (3,682,998)      (12,272,087)
           --            --                --                --
-------------  ------------  -   ------------       ------------
  149,509,958   347,144,541       249,487,691       364,722,510
-------------  ------------  -   ------------       ------------
  158,838,159   428,148,044       260,578,364       367,390,321
  551,239,928   123,091,884       367,390,321                --
-------------  ------------  -   ------------       ------------
$ 710,078,087  $551,239,928      $627,968,685      $367,390,321
=============  ============  =   ============       ============

$     550,744  $     (4,362)     $    873,205      $    (98,301)
=============  ============  =   ============       ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                           PIMCO                             PIMCO
                                                 PEA Innovation Portfolio           Total Return Portfolio
                                                --------------------------      ------------------------------
                                                Period Ended   Year Ended        Period Ended     Year Ended
                                                June 30, 2004 December 31,       June 30, 2004   December 31,
                                                 (Unaudited)      2003            (Unaudited)        2003
                                                ----------------------------    -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   (633,243) $   (680,727)     $   10,631,450  $   16,440,144
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        6,632,053    19,832,646           1,855,197      17,644,491
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       (6,502,413)    7,557,713          (8,724,918)      4,165,503
                                                ------------  ------------  -   --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                    (503,603)   26,709,632           3,761,729      38,250,138
                                                ------------  ------------  -   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --            --                  --      (2,208,989)
     Class B                                              --            --                  --      (9,374,791)
     Class E                                              --            --                  --      (1,300,818)
   From net realized gains
     Class A                                              --            --                  --      (1,814,197)
     Class B                                              --            --                  --      (8,082,307)
     Class E                                              --            --                  --      (1,079,008)
                                                ------------  ------------  -   --------------  --------------
   Net decrease in net assets resulting from
       distributions                                      --            --                  --     (23,860,110)
                                                ------------  ------------  -   --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                      17,443,178    47,831,642          25,382,396      66,737,321
     Class B                                      60,120,608    45,140,135         202,339,307     578,544,219
     Class E                                       8,471,124    13,812,222          30,058,437      95,455,841
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --            --                  --       4,023,186
     Class B                                              --            --                  --      17,457,098
     Class E                                              --            --                  --       2,379,826
   Cost of shares repurchased
     Class A                                     (16,192,888)  (23,728,230)        (13,685,883)    (35,211,581)
     Class B                                      (6,696,885)   (9,838,939)       (135,051,403)   (140,037,920)
     Class E                                      (1,761,461)   (1,802,449)         (6,441,227)     (8,065,787)
                                                ------------  ------------  -   --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions            61,383,676    71,414,381         102,601,627     581,282,203
                                                ------------  ------------  -   --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           60,880,073    98,124,013         106,363,356     595,672,231
   Net assets at beginning of year               127,492,163    29,368,150       1,207,585,334     611,913,103
                                                ------------  ------------  -   --------------  --------------
   Net assets at end of period                  $188,372,236  $127,492,163      $1,313,948,690  $1,207,585,334
                                                ============  ============  =   ==============  ==============
   Net assets at end of period includes
       undistributed (distributions
       in excess of) net investment income      $   (638,259) $     (5,015)     $   54,109,297  $   45,031,897
                                                ============  ============  =   ==============  ==============

                       See notes to financial statements

        Met/Putnam                          Met/Putnam
Capital Opportunities Portfolio         Research Portfolio
--------------------------------    ---------------------------
Period Ended      Year Ended        Period Ended   Year Ended
June 30, 2004    December 31,       June 30, 2004 December 31,
 (Unaudited)         2003            (Unaudited)      2003
--------------------------------    ---------------------------
 $   110,766     $    31,165        $    231,741  $    400,254

   4,162,666       2,391,863           7,909,424     3,459,116

  (1,292,599)      9,804,968          (7,958,436)   15,541,523
 -----------     -----------    -   ------------  ------------
   2,980,833      12,227,996             182,729    19,400,893
 -----------     -----------    -   ------------  ------------
          --              --                  --        (6,783)
          --              --                  --            --
          --              --                  --            --
          --              --                  --            --
          --              --                  --            --
          --              --                  --            --
 -----------     -----------    -   ------------  ------------
          --              --                  --        (6,783)
 -----------     -----------    -   ------------  ------------
     295,893         271,623             101,063       374,563
     351,534         646,146          21,657,775    49,293,533
          --              --                  --            --
          --              --                  --         6,783
          --              --                  --            --
          --              --                  --            --
  (5,616,351)     (8,979,374)         (3,380,066)   (8,878,105)
    (206,364)       (371,559)        (24,976,105)   (6,814,837)
          --              --                  --            --
 -----------     -----------    -   ------------  ------------

  (5,175,288)     (8,433,164)         (6,597,333)   33,981,937
 -----------     -----------    -   ------------  ------------
  (2,194,455)      3,794,832          (6,414,604)   53,376,047
  53,024,405      49,229,573         113,829,711    60,453,664
 -----------     -----------    -   ------------  ------------
 $50,829,950     $53,024,405        $107,415,107  $113,829,711
 ===========     ===========    =   ============  ============

 $   110,766     $        --        $    300,833  $     69,092
 ===========     ===========    =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                       Third Avenue                                           Turner Mid-Cap
                                                 Small Cap Value Portfolio           T. Rowe Price           Growth Portfolio
                                                --------------------------      Mid-Cap Growth Portfolio     ----------------
                                                                              -----------------------------
                                                Period Ended   Year Ended     Period Ended    Year Ended       Period Ended
                                                June 30, 2004 December 31,    June 30, 2004  December 31,     June 30, 2004*
                                                 (Unaudited)      2003         (Unaudited)       2003          (Unaudited)
                                                ----------------------------  -----------------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $  1,367,201  $    693,813    $  (1,610,211) $ (1,098,670)     $    (95,407)
   Net realized gain (loss) on investments,
       futures contracts and foreign
       currency related transactions               6,266,965     3,911,471       25,440,114     7,978,194          (216,912)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              35,516,404    53,011,091         (202,425)   52,933,868         7,221,408
                                                ------------  ------------    -------------  ------------      ------------
   Net increase (decrease) in net assets
       resulting from operations                  43,150,570    57,616,375       23,627,478    59,813,392         6,909,089
                                                ------------  ------------    -------------  ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --       (21,351)              --            --                --
     Class B                                              --      (692,095)              --            --                --
     Class E                                              --            --               --            --                --
   From net realized gains
     Class A                                              --       (36,854)              --            --                --
     Class B                                              --    (1,784,097)              --            --                --
     Class E                                              --            --               --            --                --
                                                ------------  ------------    -------------  ------------      ------------
   Net decrease in net assets resulting from
       distributions                                      --    (2,534,397)              --            --                --
                                                ------------  ------------    -------------  ------------      ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                       1,166,909       880,623       39,757,339    17,278,066         2,490,000
     Class B                                     141,577,104   222,099,823      122,529,350   197,317,420       100,088,845
     Class E                                              --            --        7,280,014     7,170,861                --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --        58,205               --            --                --
     Class B                                              --     2,476,193               --            --                --
     Class E                                              --            --               --            --                --
   Cost of shares repurchased
     Class A                                      (5,538,731)     (551,941)      (5,295,504)   (5,220,378)               --
     Class B                                     (10,231,955)   (3,533,554)    (143,203,514)   (3,556,860)           (9,147)
     Class E                                              --            --         (358,944)     (147,755)               --
                                                ------------  ------------    -------------  ------------      ------------
   Net increase (decrease) in net assets
       from capital share transactions           126,973,327   221,429,349       20,708,741   212,841,354       102,569,698
                                                ------------  ------------    -------------  ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          170,123,897   276,511,327       44,336,219   272,654,746       109,478,787
   Net assets at beginning of year               314,079,773    37,568,446      353,333,082    80,678,336                --
                                                ------------  ------------    -------------  ------------      ------------
   Net assets at end of period                  $484,203,670  $314,079,773    $ 397,669,301  $353,333,082      $109,478,787
                                                ============  ============    =============  ============      ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $  1,393,534  $     26,333    $  (1,623,474) $    (13,263)     $    (95,407)
                                                ============  ============    =============  ============      ============

* For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
      MET/AIM MID CAP CORE EQUITY PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $12.33      $ 0.02 (a)     $ 1.04 (a)    $  1.06    $     --
       12/31/2003                                          9.85        0.01 (a)       2.58 (a)       2.59     (0.01)+
       01/02/2002 to 12/31/2002 (b)                       10.98        0.03 (a)      (1.15)(a)     (1.12)      0.00 +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                            12.29          --           1.04 (a)       1.04        --
       12/31/2003                                          9.83       (0.01)(a)       2.57 (a)       2.56       -- +
       12/31/2002                                         11.02          -- (a)      (1.18)(a)     (1.18)       -- +
       10/09/2001 to 12/31/2001 (c)                       10.00          --+(a)       1.03 (a)       1.03      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                            12.32        0.01 (a)       1.04 (a)       1.05        --
       12/31/2003                                          9.84          -- (a)       2.58 (a)       2.58       -- +
       04/01/2002 to 12/31/2002 (d)                       11.60        0.01 (a)      (1.76)(a)     (1.75)       -- +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      MET/AIM SMALL CAP GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $12.03      $(0.05)(a)     $ 0.48 (a)    $  0.43    $     --
       12/31/2003                                          8.65       (0.08)(a)       3.46 (a)       3.38        --
       01/02/2002 to 12/31/2002 (b)                       11.85       (0.11)(a)      (3.09)(a)     (3.20)          --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                            11.97       (0.06)(a)       0.47 (a)       0.41        --
       12/31/2003                                          8.62       (0.11)(a)       3.46 (a)       3.35        --
       12/31/2002                                         11.89       (0.08)(a)      (3.19)(a)     (3.27)        --
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       1.91 (a)       1.89        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                            12.01       (0.06)(a)       0.48 (a)       0.42        --
       12/31/2003                                          8.64       (0.10)(a)       3.47 (a)       3.37        --
       04/01/2002 to 12/31/2002 (d)                       11.54       (0.05)(a)      (2.85)(a)     (2.90)        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
      05/01/2004 to 06/30/2004 (e) (Unaudited)           $10.00      $ 0.03 (a)     $ 0.59 (a)    $  0.62    $     --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
      05/01/2004 to 06/30/2004 (e) (Unaudited)            10.00        0.01 (a)       0.61 (a)       0.62        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      HARRIS OAKMARK INTERNATIONAL PORTFOLIO          ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/04--(Unaudited)                              $11.89      $ 0.15 (a)     $ 0.60 (a)    $  0.75    $     --
       12/31/2003                                          8.89       (0.08)(a)       3.22 (a)       3.14      (0.11)
       01/02/2002 to 12/31/2002 (b)                       10.81        0.06 (a)      (1.97)(a)     (1.91)      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/04--(Unaudited)                               11.84        0.14 (a)       0.60 (a)       0.74        --
       12/31/2003                                          8.87        0.02 (a)       3.08 (a)       3.10      (0.10)
       12/31/2002                                         10.84        0.01 (a)      (1.97)(a)     (1.96)      (0.01)
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       0.99 (a)       0.97      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/04--(Unaudited)                               11.85        0.15 (a)       0.60 (a)       0.75        --
       12/31/2003                                          8.87        0.03 (a)       3.08 (a)       3.11      (0.10)
       04/01/2002 to 12/31/2002 (d)                       10.70       (0.01)(a)      (1.81)(a)     (1.82)      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      JANUS AGGRESSIVE GROWTH PORTFOLIO               ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $ 7.03      $   -- (a)     $ 0.27 (a)    $  0.27    $     --
       12/31/2003                                          5.37       (0.01)(a)       1.67 (a)       1.66        --
       01/02/2002 to 12/31/2002 (b)                        7.44        0.01 (a)      (2.08)(a)     (2.07)     (0.00)+
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                             6.99       (0.01)(a)       0.26 (a)       0.25        --
       12/31/2003                                          5.37       (0.02)(a)       1.64 (a)       1.62        --
       12/31/2002                                          7.40       (0.01)(a)      (2.05)(a)     (2.06)     (0.00)+
       02/12/2001 to 12/31/2001 (f)                       10.00          --+(a)      (2.60)(a)     (2.60)        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                             6.99       (0.01)(a)       0.27 (a)       0.26        --
       04/17/2003 to 12/31/2003 (g)                        5.65       (0.01)(a)       1.35 (a)       1.34        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
      MET/AIM MID CAP CORE EQUITY PORTFOLIO           -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                         (0.10)
       01/02/2002 to 12/31/2002 (b)                       (0.01)
-------------------------------------------           -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                         (0.10)
       12/31/2002                                         (0.01)
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------------           -------------

       Class E
       06/30/2004--(Unaudited)                                --
       12/31/2003                                         (0.10)
       04/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------------           -------------
      MET/AIM SMALL CAP GROWTH PORTFOLIO              -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (b)                           --
-------------------------------------------           -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------------           -------------

       Class E
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------------           -------------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           -------------

       Class A
      05/01/2004 to 06/30/2004 (e) (Unaudited)           $    --
-------------------------------------------           -------------

       Class B
      05/01/2004 to 06/30/2004 (e) (Unaudited)                --
-------------------------------------------           -------------
      HARRIS OAKMARK INTERNATIONAL PORTFOLIO          -------------

       Class A
       6/30/04--(Unaudited)                              $    --
       12/31/2003                                         (0.03)
       01/02/2002 to 12/31/2002 (b)                           --
-------------------------------------------           -------------

       Class B
       6/30/04--(Unaudited)                                   --
       12/31/2003                                         (0.03)
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                       (0.12)
-------------------------------------------           -------------

       Class E
       6/30/04--(Unaudited)                                   --
       12/31/2003                                         (0.03)
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------------           -------------
      JANUS AGGRESSIVE GROWTH PORTFOLIO               -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (b)                           --
-------------------------------------------           -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (f)                           --
-------------------------------------------           -------------

       Class E
       06/30/2004--(Unaudited)                                --
       04/17/2003 to 12/31/2003 (g)                           --
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO                    RATIO OF NET
                                                   RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $13.39      8.60 %       $  7.8       0.84%*     N/A%            0.76%*(h)         0.28 %*        52.9 %
    (0.11)      12.33       26.42          4.5         0.93    0.92               0.96(h)            0.10         52.9
    (0.01)       9.85     (10.18)          4.2        0.90*    0.86*                1.64*          0.26 *         37.1
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      13.33        8.46        222.4        1.10*     N/A              1.01*(h)         (0.02)*         52.9
    (0.10)      12.29       26.03        211.8         1.19    1.19               1.15(h)          (0.08)         52.9
    (0.01)       9.83     (10.73)         32.8         1.15    1.12                  1.91              --         37.1
    (0.01)      11.02       10.26          4.5        1.15*     N/A                 7.18*         (0.06)*         18.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      13.37        8.52         28.8        0.99*     N/A              0.91*(h)          0.12 *         52.9
    (0.10)      12.32       26.35         19.8         1.09    1.08               1.07(h)            0.02         52.9
    (0.01)       9.84     (15.17)          4.3        1.05*    1.02*                1.75*          0.13 *         37.1
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $12.46      3.57 %       $  7.2       1.01%*     N/A%            0.98%*(h)        (0.80)%*       20.1 %
        --      12.03       39.08          6.2         1.04     N/A                  1.16          (0.78)         29.8
        --       8.65     (27.00)          6.7        1.05*    1.03*                2.10*         (0.64)*        19.50
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.38        3.43        390.5        1.27*     N/A              1.23*(h)         (1.05)*         20.1
        --      11.97       38.86        206.3         1.30     N/A                  1.36          (1.04)         29.8
        --       8.62     (27.50)         47.1         1.30    1.28                  2.32          (0.87)         19.5
        --      11.89       18.90          7.6        1.30*     N/A                 5.22*         (0.92)*          5.1
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.43        3.50         11.0        1.16*     N/A              1.13*(h)         (0.95)*         20.1
        --      12.01       39.00          8.6         1.20     N/A                  1.25          (0.94)         29.1
        --       8.64     (25.13)          1.8        1.20*    1.18*                2.23*         (0.77)*         19.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $10.62      6.20 %       $  2.6       0.95%*     N/A%               2.25%*          1.51%*        9.0 %
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      10.62        6.25        118.8        1.17*     N/A                 1.17*          0.51 *          9.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $12.64      6.31 %       $ 15.0       0.98%*     N/A%            0.94%*(h)          2.51 %        3.2 %
    (0.14)      11.89       35.36          8.4         1.16    1.15               1.21(h)            0.80         22.1
    (0.01)       8.89     (17.64)          4.8        1.10*    1.08*                2.49*          0.68 *         82.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.58        6.25        537.7        1.23*     N/A              1.20*(h)          2.32 *          3.2
    (0.13)      11.84       34.96        288.0         1.43    1.43               1.33(h)            0.17         22.1
    (0.01)       8.87     (18.09)         17.9         1.35    1.31                  2.64            0.15         82.0
    (0.13)      10.84        9.69          5.8        1.35*     N/A                 5.69*         (0.07)*         22.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.60        6.33         47.9        1.13*     N/A              1.10*(h)          2.51 *          3.2
    (0.13)      11.85       35.14         23.6         1.33    1.33               1.24(h)            0.24         22.1
    (0.01)       8.87     (16.99)          1.5        1.25*    1.22*                2.42*         (0.16)*         82.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $ 7.30      3.84 %       $ 57.9       0.90%*     N/A%*           0.83%*(h)        (0.09)%*       59.7 %
        --       7.03       30.91         19.9         0.89    0.89               0.90(h)          (0.09)         91.5
   (0.00)+       5.37     (27.78)          2.7         0.85    0.77                  1.43            0.11         92.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       7.24        3.58        440.6        1.15*     N/A*             1.08*(h)         (0.39)*         59.7
        --       6.99       30.90        252.6         1.14    1.13               1.18(h)          (0.37)         91.5
   (0.00)+       5.34     (27.83)         46.8         1.10    1.00                  1.69          (0.18)         92.7
        --       7.40     (26.00)         15.2        1.10*     N/A                 4.03*         (0.11)*         98.4
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       7.25        3.72          5.4        1.05*     N/A              0.98*(h)         (0.31)*         59.7
        --       6.99       23.72          4.1        1.10*    1.05*             1.04*(h)         (0.26)*         91.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--02/12/2001.
(g) Commencement of operations--04/17/2003.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       J.P. MORGAN QUALITY BOND PORTFOLIO             ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/2004--(Unaudited)                           $11.85      $0.16 (a)      $(0.18)(a)    $(0.02)    $    --
        12/31/2003                                        11.87       0.33 (a)        0.14 (a)       0.47     (0.49)
        12/31/2002                                        11.41       0.55 (a)        0.47 (a)       1.02     (0.56)
        12/31/2001                                        11.19       0.64 (a)        0.13 (a)       0.77     (0.55)
        12/31/2000                                        10.67           0.75            0.42       1.17     (0.65)
        12/31/1999                                        11.02           0.46          (0.63)     (0.17)     (0.12)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/2004--(Unaudited)                            11.78       0.15 (a)       (0.18)(a)     (0.03)       --
        12/31/2003                                        11.82       0.30 (a)        0.14 (a)       0.44     (0.49)
        12/31/2002                                        11.40       0.48 (a)        0.50 (a)       0.98     (0.56)
        04/03/2001 to 12/31/2001 (b)                      11.52       0.39 (a)        0.04 (a)       0.43     (0.55)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       J.P. MORGAN SELECT EQUITY PORTFOLIO            ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/2004--(Unaudited)                           $12.60      $0.05 (a)      $ 0.43 (a)    $  0.48    $    --
        12/31/2003                                         9.49       0.08 (a)        3.10 (a)       3.18     (0.07)
        12/31/2002                                        12.86       0.05 (a)       (3.35)(a)     (3.30)     (0.07)
        12/31/2001                                        14.03       0.06 (a)       (0.89)(a)     (0.83)     (0.06)
        12/31/2000                                        16.11           0.06          (1.00)     (0.94)     (0.08)
        12/31/1999                                        16.07           0.07            1.45       1.52     (0.04)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/2004--(Unaudited)                            12.54       0.03 (a)        0.43 (a)       0.46       --
        12/31/2003                                         9.45       0.06 (a)        3.08 (a)       3.14     (0.05)
        12/31/2002                                        12.83       0.03 (a)       (3.34)(a)     (3.31)     (0.07)
        04/03/2001 to 12/31/2001 (b)                      12.35       0.03 (a)        0.79 (a)       0.82     (0.06)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/2004--(Unaudited)                           $11.80      $0.18 (a)      $ 0.49 (a)    $  0.67    $    --
        05/01/2003 to 12/31/2003 (c)                      10.00       0.28 (a)        1.81 (a)       2.09     (0.19)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/04--(Unaudited)                             $12.04      $0.36 (a)      $(0.27)(a)    $  0.09    $    --
        12/31/2004                                        10.24       0.73 (a)        1.27 (a)       2.00     (0.20)
        12/31/2002                                        11.22       0.77 (a)       (0.79)(a)     (0.02)     (0.96)
        12/31/2001                                        11.75       0.90 (a)       (0.48)(a)       0.42     (0.95)
        12/31/2000                                        12.48           1.00          (0.90)       0.10     (0.83)
        12/31/1999                                        12.38           0.71          (0.29)       0.42     (0.24)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/04--(Unaudited)                              11.97       0.34 (a)       (0.27)(a)       0.07       --
        12/31/2003                                        10.21       0.69 (a)        1.46 (a)       2.15     (0.20)
        12/31/2002                                        11.20       0.72 (a)       (0.76)(a)     (0.04)     (0.95)
        03/22/2001 to 12/31/2001 (d)                      12.03       0.64 (a)       (0.52)(a)       0.12     (0.95)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class E
        6/30/04--(Unaudited)                              12.00       0.35 (a)       (0.27)(a)       0.08       --
        12/31/2003                                        10.22       0.70 (a)        1.28 (a)       1.98     (0.20)
        04/01/2002 to 12/31/2002 (e)                      11.27       0.53 (a)       (0.62)(a)     (0.09)     (0.96)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/2004--(Unaudited)                           $24.41      $0.13 (a)      $ 0.79 (a)    $  0.92    $    --
        12/31/2003                                        18.86       0.23 (a)        5.56 (a)       5.79     (0.24)
        12/31/2002                                        25.05       0.21 (a)       (4.67)(a)     (4.46)     (0.21)
        12/31/2001                                        26.82       0.25 (a)       (1.80)(a)     (1.55)     (0.22)
        12/31/2000                                        24.07         --                3.26       3.26     (0.28)
        01/08/1999 to 12/31/1999 (f)                      21.60       0.27 (a)        2.20 (a)       2.47       --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/04--(Unaudited)                              24.29       0.10 (a)        0.78 (a)       0.88         --
        12/31/2003                                        18.78       0.18 (a)        5.54 (a)       5.72     (0.21)
        12/31/2002                                        25.01       0.17 (a)       (4.67)(a)     (4.50)     (0.21)
        03/22/2001 to 12/31/2001 (d)                      23.59       0.13 (a)        1.51 (a)       1.64     (0.22)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       J.P. MORGAN QUALITY BOND PORTFOLIO             -------------

        Class A
        6/30/2004--(Unaudited)                           $    --
        12/31/2003                                            --
        12/31/2002                                            --
        12/31/2001                                            --
        12/31/2000                                            --
        12/31/1999                                        (0.06)
-------------------------------------------           -------------

        Class B
        6/30/2004--(Unaudited)                                --
        12/31/2003                                            --
        12/31/2002                                            --
        04/03/2001 to 12/31/2001 (b)                          --
-------------------------------------------           -------------
       J.P. MORGAN SELECT EQUITY PORTFOLIO            -------------

        Class A
        6/30/2004--(Unaudited)                           $    --
        12/31/2003                                            --
        12/31/2002                                            --
        12/31/2001                                        (0.28)
        12/31/2000                                        (1.06)
        12/31/1999                                        (1.44)
-------------------------------------------           -------------

        Class B
        6/30/2004--(Unaudited)                                --
        12/31/2003                                            --
        12/31/2002                                            --
        04/03/2001 to 12/31/2001 (b)                      (0.28)
-------------------------------------------           -------------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          -------------

        Class B
        6/30/2004--(Unaudited)                           $    --
        05/01/2003 to 12/31/2003 (c)                      (0.10)
-------------------------------------------           -------------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           -------------

        Class A
        6/30/04--(Unaudited)                             $    --
        12/31/2004                                            --
        12/31/2002                                            --
        12/31/2001                                            --
        12/31/2000                                            --
        12/31/1999                                        (0.08)
-------------------------------------------           -------------

        Class B
        6/30/04--(Unaudited)                                  --
        12/31/2003                                        (0.19)
        12/31/2002                                            --
        03/22/2001 to 12/31/2001 (d)                          --
-------------------------------------------           -------------

        Class E
        6/30/04--(Unaudited)                                  --
        12/31/2003                                            --
        04/01/2002 to 12/31/2002 (e)                          --
-------------------------------------------           -------------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        -------------

        Class A
        6/30/2004--(Unaudited)                           $    --
        12/31/2003                                            --
        12/31/2002                                        (1.52)
        12/31/2001                                            --
        12/31/2000                                        (0.23)
        01/08/1999 to 12/31/1999 (f)                          --
-------------------------------------------           -------------

        Class B
        6/30/04--(Unaudited)                                  --
        12/31/2003                                            --
        12/31/2002                                        (1.52)
        03/22/2001 to 12/31/2001 (d)                          --
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2003.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO                    RATIO OF NET
                                                   RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $11.83     (0.17) %     $  104.1      0.70%*     N/A%              0.67%*(h)       2.77%*        341.7%
    (0.49)      11.85         4.01        115.6        0.67     N/A               0.67(h)           2.74         613.4
    (0.56)      11.87         8.94        134.9        0.60     N/A               0.71              4.63         282.5
    (0.55)      11.41         7.03        126.0        0.60     N/A               0.70              5.59         229.4
    (0.65)      11.19        11.42         93.2        0.64     N/A               0.72              6.33         221.9
    (0.18)      10.67       (1.54)         95.6        0.64     N/A               0.71              5.67         369.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      11.75       (0.25)         66.3       0.95*     N/A               0.92*(h)         2.51*         341.7
    (0.49)      11.78         3.78         56.8        0.92     N/A               0.91(h)           2.49         613.4
    (0.56)      11.82         8.59         30.8        0.85     N/A               0.96              4.05         282.5
    (0.55)      11.40         3.87          7.3       0.85*     N/A               0.95*            4.40*         229.4
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $13.08       3.81 %     $  114.5      0.74%*     N/A%              0.74%*          0.73%*         55.8%
    (0.07)      12.60        33.50        122.9        0.76    0.75                N/A              0.78          80.2
    (0.07)       9.49      (25.65)        108.9        0.79    0.79                N/A              0.47          63.7
    (0.34)      12.86       (6.05)        189.6        0.73     N/A                N/A              0.43          79.3
    (1.14)      14.03       (6.18)        227.4        0.75     N/A                N/A              0.39          77.6
    (1.48)      16.11         9.71        249.7        0.77     N/A                N/A              0.55         133.8
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      13.00         3.67         10.5       0.99*     N/A               0.99*            0.49*          55.8
    (0.05)      12.54        33.20          9.6        1.01    1.00                N/A              0.03          80.2
    (0.07)       9.45      (25.83)          6.8        1.05    1.05                N/A              0.25          63.7
    (0.34)      12.83         6.56          5.3       0.98*     N/A                N/A             0.28*          79.3
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $12.47       5.59 %     $   18.4      1.07%*     N/A%              1.76%*          2.95%*         11.7%
    (0.29)      11.80        21.05          9.0       1.05*     N/A               3.44*            3.78*          56.2
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $12.13       0.75 %     $  227.8      0.62%*     N/A%              0.62%*          5.90%*         18.7%
    (0.20)      12.04        19.52        234.6        0.70     N/A               0.67(h)           6.52          36.9
    (0.96)      10.24       (0.39)        202.1        0.70     N/A               0.77              7.43          45.8
    (0.95)      11.22         3.76        154.2        0.72     N/A               0.75              7.76          66.2
    (0.83)      11.75         0.87        155.2        0.85     N/A               0.86              7.78          64.9
    (0.32)      12.48         3.40        170.2        0.85     N/A               0.86              6.74          46.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.04         0.58        882.8       0.87*     N/A               0.87*            5.65*          18.7
    (0.39)      11.97        19.15        758.2        0.96     N/A               0.91(h)           6.11          36.9
    (0.95)      10.21       (0.57)        197.4        0.95     N/A               1.05              7.12          45.8
    (0.95)      11.20         1.17         31.8       0.95*     N/A               0.98*            7.38*          66.2
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.08         0.67         31.5       0.78*     N/A               0.78*            5.75*          18.7
    (0.20)      12.00        19.35         22.8        0.86     N/A               0.81(h)           6.10          36.9
    (0.96)      10.22    (1.03)(c)          2.5       0.85*     N/A               0.98*            7.12*          45.8
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $25.33       3.77 %     $1,293.6      0.60%*     N/A%              0.60%*(h)       1.07%*         15.0%
    (0.24)      24.41        31.06      1,167.7        0.62    0.61               0.62(h)           1.13          37.0
    (1.73)      18.86      (17.95)        890.2        0.65    0.63               0.67              0.94          55.4
    (0.22)      25.05       (5.77)      1,205.5        0.64     N/A               0.64              1.04          69.7
    (0.51)      26.82        14.68        944.6        0.70     N/A                N/A              1.32          51.7
        --      24.07        11.38        887.0       0.70*     N/A                N/A*            1.24*          70.8
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      25.17         3.62      1,376.9       0.85*     N/A               0.85*(h)         0.81*          15.0
    (0.21)      24.29        30.73      1,081.0        0.86    0.86+              0.86(h)           0.87          37.0
    (1.73)      18.78      (18.12)        337.3       0.90^    0.88               0.93              0.78          55.4
    (0.22)      25.01         6.96         98.7       0.89*     N/A               0.89*            0.72*          69.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--03/22/2001.
(e) Commencement of operations--04/01/2002.
(f) Commencement of operations--01/08/1999.
(g) Commencement of operations--03/22/2001.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTOR SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

      Class A
      6/30/04--(Unaudited)                               $ 9.24      $(0.03)(a)    $  0.36 (a)    $  0.33    $    --
      12/31/2003                                           6.78       (0.05)(a)       2.51 (a)       2.46         --
      12/31/2002                                           8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
      05/01/2001 to 12/31/2001 (b)                         9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      6/30/04--(Unaudited)                                 9.16       (0.04)(a)       0.35 (a)       0.31         --
      12/31/2003                                           6.75       (0.07)(a)       2.48 (a)       2.41         --
      12/31/2002                                           8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
      02/12/2001 to 12/31/2001 (c)                        10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

      Class A
      6/30/2004--(Unaudited)                             $17.80      $ 0.08 (a)    $  1.64 (a)    $  1.72    $    --
      12/31/2003                                          14.41        0.15 (a)       3.62 (a)       3.77     (0.11)
      12/31/2002                                          16.64        0.16 (a)      (1.71)(a)     (1.55)     (0.07)
      12/31/2001                                          16.92        0.14 (a)       1.14 (a)       1.28     (0.08)
      12/31/2000                                          11.17            0.08           5.79       5.87     (0.04)
      12/31/1999                                          10.58            0.04           0.56       0.60     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      6/30/2004--(Unaudited)                              17.70        0.06 (a)       1.62 (a)       1.68         --
      12/31/2003                                          14.35        0.11 (a)       3.61 (a)       3.72     (0.10)
      12/31/2002                                          16.62        0.13 (a)      (1.72)(a)     (1.59)     (0.07)
      04/03/2001 to 12/31/2001 (d)                        16.41        0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     MFS RESEARCH INTERNATIONAL PORTFOLIO             ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 9.81      $ 0.08 (a)    $  0.38 (a)    $  0.46    $    --
      12/31/2003                                           7.49        0.06 (a)       2.34 (a)       2.40     (0.08)
      12/31/2002                                           8.48        0.06 (a)      (1.04)(a)     (0.98)     (0.01)
      05/01/2001 to 12/31/2001 (b)                         9.55       (0.01)(a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              9.79        0.07 (a)       0.38 (a)       0.45         --
      12/31/2003                                           7.47        0.05 (a)       2.33 (a)       2.38     (0.06)
      12/31/2002                                           8.48        0.03 (a)      (1.03)(a)     (1.00)     (0.01)
      02/12/2001 to 12/31/2001 (c)                        10.00        0.01 (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      06/30/2004--(Unaudited)                              9.80        0.08 (a)       0.37 (a)       0.45         --
      12/31/2003                                           7.48        0.05 (a)       2.34 (a)       2.39     (0.07)
      12/31/2002                                           8.48        0.03 (a)      (1.02)(a)     (0.99)     (0.01)
      10/31/2001 to 12/31/2001 (e)                         8.15       (0.01)(a)       0.35 (a)       0.34     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     MONEY MARKET PORTFOLIO                           ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 1.00      $       --    $        --    $    --    $    --
      12/31/2003                                           1.00        0.01 (a)      (0.01)(a)         --         --
      01/02/2002 to 12/31/2002 (e)                         1.00        0.02 (a)     (0.01)+(a)       0.01     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              1.00              --             --         --         --
      12/31/2003                                           1.00              --             --         --         --
      12/31/2002                                           1.00        0.01 (a)       -- + (a)       0.01     (0.01)
      02/12/2001 to 12/31/2001 (f)                         1.00        0.03 (a)       -- + (a)       0.03     (0.03)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

      Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $10.00      $ 0.05 (a)    $  0.30 (a)    $  0.35    $    --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)            10.00        0.07 (a)       0.27 (a)       0.34         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      05/01/2004 to 06/30/2004 (g) (Unaudited)            10.00        0.07 (a)       0.27 (a)       0.34         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       -------------

      Class A
      6/30/04--(Unaudited)                               $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (b)                            --
-------------------------------------------           -------------

      Class B
      6/30/04--(Unaudited)                                    --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              -------------

      Class A
      6/30/2004--(Unaudited)                             $    --
      12/31/2003                                          (0.27)
      12/31/2002                                          (0.61)
      12/31/2001                                          (1.48)
      12/31/2000                                          (0.08)
      12/31/1999                                              --
-------------------------------------------           -------------

      Class B
      6/30/2004--(Unaudited)                                  --
      12/31/2003                                          (0.27)
      12/31/2002                                          (0.61)
      04/03/2001 to 12/31/2001 (d)                        (1.48)
-------------------------------------------           -------------
     MFS RESEARCH INTERNATIONAL PORTFOLIO             -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (b)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------

      Class E
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      10/31/2001 to 12/31/2001 (e)                            --
-------------------------------------------           -------------
     MONEY MARKET PORTFOLIO                           -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      01/02/2002 to 12/31/2002 (e)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (f)                            --
-------------------------------------------           -------------
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           -------------

      Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $    --
-------------------------------------------           -------------

      Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)                --
-------------------------------------------           -------------

      Class E
      05/01/2004 to 06/30/2004 (g) (Unaudited)                --
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO                    RATIO OF NET
                                                    RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 9.57      3.46 %        $ 26.7       0.90%*         N/A%    0.93%*               (0.56)%*        43.5%
        --       9.24       36.43          27.6         0.90         N/A     1.04                   (0.57)        119.0
        --       6.78     (24.25)           3.8         0.85         N/A     1.69                   (0.52)         89.6
        --       8.95      (6.58)           0.9        0.85*         N/A     5.19*                 (0.54)*         89.1
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --       9.47        3.38          31.4        1.15*         N/A     1.18*                 (0.81)*         43.5
        --       9.16       35.70          27.6         1.14         N/A     1.39                   (0.83)        119.0
        --       6.75     (24.41)          13.7         1.10         N/A     1.98                   (0.77)         89.6
        --       8.93     (10.70)           8.4        1.10*         N/A     5.44*                 (0.78)*         89.1
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $19.52      9.66 %        $116.8       0.78%*         N/A%    0.78%*                0.88 %*         9.8%
    (0.38)      17.80       26.15          90.8         0.83         N/A     0.82(h)                  0.98         18.8
    (0.68)      14.41      (9.31)          74.0         0.89        0.89     0.90                     1.04         29.0
    (1.56)      16.64        8.10          75.1         0.92         N/A     0.94                     0.86         40.0
    (0.12)      16.92       52.87          60.0         1.26         N/A      N/A                     0.79         66.4
    (0.01)      11.17        5.71          29.4         1.25         N/A     1.41                     0.50         64.3
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --      19.38        9.49         133.6        1.03*         N/A     1.03*                   0.61*          9.8
    (0.37)      17.70       25.87         100.0         1.08         N/A+    1.06(h)                 0.73^         18.8
    (0.68)      14.35      (9.58)          51.6         1.14        1.14+    1.16                    0.83^         29.0
    (1.56)      16.62       11.33          16.9        1.15*         N/A     1.17*                   0.68*         40.0
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $10.27      4.69 %        $ 79.3       1.04%*         N/A%    0.97%*(h)             1.69 %*        48.3%
    (0.08)       9.81       32.20          67.3         1.09        1.09     1.11                     0.68         99.0
    (0.01)       7.49     (11.52)           9.4         1.00        1.00     1.86                     0.73        114.1
    (0.02)       8.48     (11.04)           3.7        1.00*         N/A*    5.08*                 (0.01)*        133.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

                10.24        4.60         419.6        1.30*         N/A     1.22*(h)                1.46*         48.3
    (0.06)       9.79       32.04         186.0         1.33        1.33     1.39                     0.56         99.0
    (0.01)       7.47     (11.80)          67.1         1.25        1.25     2.07                     0.34        114.1
    (0.01)       8.48     (15.14)          14.7        1.25*         N/A*    5.33*                   0.13*        133.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

                10.25        4.59           9.4        1.20*         N/A     1.12*(h)                1.59*         48.3
    (0.07)       9.80       32.09           6.9         1.23        1.23     1.28                     0.59         99.0
    (0.01)       7.48     (11.65)           1.8         1.15        1.15     1.82                     0.34        114.1
    (0.01)       8.48        4.22            --        1.15*         N/A*    5.23*                 (1.02)*        133.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 1.00      0.30 %        $  4.5       0.49%*         N/A%    0.49%*                0.60 %*         N/A%
        --       1.00        0.68           5.3         0.50         N/A     0.50                     0.62          N/A
    (0.01)       1.00        1.31            --         0.50         N/A     0.51                     1.57          N/A
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --       1.00        0.17         206.3        0.74*         N/A     0.74*                   0.34*          N/A
        --       1.00        0.43         169.4         0.74         N/A     0.74                     0.42          N/A
    (0.01)       1.00        1.09         128.5         0.75         N/A     0.86                     1.04          N/A
    (0.03)       1.00        2.82          26.5        0.75*         N/A     2.42*                   2.37*          N/A
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $10.35      3.50 %        $  2.9       0.90%*         N/A%    1.58%*                3.15 %*        17.6%
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --      10.34        3.40         133.1        0.89*         N/A     0.89*                   3.89*         17.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --      10.34        3.40           3.0        1.01*         N/A     1.01*                   4.32*         17.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--04/03/2001.
(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--01/02/2002.
(g) Commencement of operations--05/01/2004.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 8.33      $ 0.03 (a)     $ 0.15 (a)    $  0.18    $    --
      12/31/2003                                           6.47        0.01 (a)       1.85 (a)       1.86         --
      01/02/2002 to 12/31/2002 (b)                         8.57        0.01+(a)      (2.11)(a)     (2.10)     0.00 +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              8.29        0.01 (a)       0.16 (a)       0.17      --
      12/31/2003                                           6.45          --           1.84 (a)       1.84      --
      12/31/2002                                           8.57          --+(a)      (2.12)(a)     (2.12)     0.00 +
      02/12/2001 to 12/31/2001 (c)                        10.00          --+(a)      (1.43)(a)     (1.43)       -- +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $10.29      $ 0.03 (a)     $ 0.27 (a)    $  0.30    $    --
      05/01/2003 to 12/31/2003 (d)                        10.00        0.05 (a)       0.49 (a)       0.54     (0.04)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                             10.29        0.02 (a)       0.26 (a)       0.28         --
      05/01/2003 to 12/31/2003 (d)                        10.00        0.04 (a)       0.49 (a)       0.53     (0.03)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     PIMCO PEA INNOVATION PORTFOLIO                   ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 4.83      $(0.02)(a)     $(0.03)(a)    $(0.05)    $    --
      12/31/2003                                           3.06       (0.04)(a)       1.81 (a)       1.77         --
      12/31/2002                                           6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
      05/01/2001 to 12/31/2001 (e)                         8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              4.79       (0.02)(a)      (0.03)(a)     (0.05)         --
      12/31/2003                                           3.04       (0.05)(a)       1.80 (a)       1.75         --
      12/31/2002                                           6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
      02/12/2001 to 12/31/2001 (c)                        10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      06/30/2004--(Unaudited)                              4.80       (0.02)(a)      (0.03)(a)     (0.05)         --
      12/31/2003                                           3.05       (0.05)(a)       1.80 (a)       1.75         --
      12/31/2002                                           6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
      10/31/2001 to 12/31/2001 (f)                         5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     PIMCO TOTAL RETURN PORTFOLIO                     ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $11.61      $ 0.11 (a)     $(0.04)(a)    $  0.07    $    --
      12/31/2003                                          11.34        0.39 (a)       0.12 (a)       0.51     (0.13)
      12/31/2002                                          10.35        0.38 (a)       0.61 (a)       0.99         --
      05/01/2001 to 12/31/2001 (e)                        10.03        0.27 (a)       0.40 (a)       0.67     (0.20)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                             11.54        0.09 (a)      (0.03)(a)       0.06         --
      12/31/2003                                          11.29        0.26 (a)       0.23 (a)       0.49     (0.13)
      12/31/2002                                          10.33        0.67 (a)       0.29 (a)       0.96         --
      02/12/2001 to 12/31/2001 (c)                        10.00        0.32 (a)       0.34 (a)       0.66     (0.18)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      06/30/2004--(Unaudited)                             11.56        0.10 (a)      (0.04)(a)       0.06         --
      12/31/2003                                          11.30        0.27 (a)       0.23 (a)       0.50     (0.13)
      12/31/2002                                          10.33        0.03 (a)       0.94 (a)       0.97         --
      10/31/2001 to 12/31/2001 (f)                        10.65        0.07 (a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $11.92      $ 0.03 (a)     $ 0.67 (a)    $  0.70    $    --
      12/31/2003                                           9.26        0.01 (a)       2.65 (a)       2.66         --
      12/31/2002                                          11.74          --+(a)      (2.47)(a)     (2.47)     (0.01)
      12/31/2001                                          14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
      12/31/2000                                          17.27            0.02         (1.78)     (1.76)       -- +
      12/31/1999                                          11.98            0.01           5.31       5.32     (0.03)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                             11.84        0.01 (a)           0.68       0.69         --
      12/31/2003                                           9.23       (2.00)(a)       4.61 (a)       2.61         --
      12/31/2002                                          11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
      04/03/2001 to 12/31/2001 (g)                        12.25          --+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      01/02/2002 to 12/31/2002 (b)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      05/01/2003 to 12/31/2003 (d)                        (0.21)
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      05/01/2003 to 12/31/2003 (d)                        (0.21)
-------------------------------------------           -------------
     PIMCO PEA INNOVATION PORTFOLIO                   -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (e)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------

      Class E
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      10/31/2001 to 12/31/2001 (f)                            --
-------------------------------------------           -------------
     PIMCO TOTAL RETURN PORTFOLIO                     -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                          (0.11)
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (e)                        (0.15)
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                          (0.11)
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                        (0.15)
-------------------------------------------           -------------

      Class E
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                          (0.11)
      12/31/2002                                              --
      10/31/2001 to 12/31/2001 (f)                        (0.04)
-------------------------------------------           -------------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      12/31/2002                                              --
      12/31/2001                                          (1.86)
      12/31/2000                                          (0.69)
      12/31/1999                                              --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      04/03/2001 to 12/31/2001 (g)                        (1.86)
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO                    RATIO OF NET
                                                   RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 8.51        2.16 %     $ 17.0       0.70%*     N/A%            0.71%*(h)         0.83 %*        39.3%
        --       8.33       28.75          0.2         0.72    0.72               0.75(h)            0.07         36.6
      0.00       6.47      (24.47)         0.7         0.75     N/A                  0.99            0.17         20.6
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       8.46        2.05        693.1        1.00*     N/A              0.91*(h)          0.16 *         39.3
        --       8.29       28.53        551.0         0.99    0.99               0.98(h)          (0.03)         36.6
      0.00       6.45      (24.73)       122.4         1.00     N/A                  1.22          (0.02)         20.6
        --       8.57      (14.27)        26.9        1.00*     N/A                 3.21*          0.04 *         29.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $10.59        2.92%      $  0.3       0.54%*     N/A%*              0.54%*         0.64 %*       611.6%
    (0.25)      10.29        5.47          1.1         0.70     N/A                  0.74           0.72*        935.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      10.57        2.72        627.7        0.80*     N/A                 0.80*          0.39 *        611.6
    (0.24)      10.29        5.35        366.2        0.84*     N/A                 0.84*          0.64 *        935.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 4.78       (1.24)%     $ 47.1       0.92%*     N/A%               0.92%*        (0.66)%*       103.7%
        --       4.83       57.84         47.2         1.10    1.04                  1.26          (0.89)        313.0
        --       3.06      (50.49)        13.0         1.10    1.04                  1.73          (0.90)        227.2
        --       6.18      (23.33)        16.1        1.10*     N/A                 3.97*         (0.90)*        346.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       4.74       (1.04)       119.6        1.16*     N/A                 1.15*         (0.91)*        103.7
        --       4.79       57.57         64.8         1.35    1.29                  1.52          (1.14)        313.0
        --       3.04      (50.65)        15.2         1.35    1.27                  1.96          (1.13)        227.2
        --       6.16      (38.40)         9.6        1.35*     N/A                 4.21*         (1.01)*        346.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       4.75       (1.04)        21.6        1.07*     N/A                 1.07*         (0.80)*       103.70
        --       4.80       57.88         15.5         1.25    1.22                  1.37          (1.07)        313.0
        --       3.05      (50.57)         1.2         1.25    1.12                  1.83          (0.97)        227.2
        --       6.17       17.75           --        1.25*     N/A                 4.11*         (1.18)*        346.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $11.68        0.60 %     $207.4       0.56%*     N/A%              0.56 %*         1.82 %*       201.9%
    (0.24)      11.61        4.53        194.5         0.59     N/A               0.57(h)            3.33        547.1
        --      11.34        9.57        155.0         0.65     N/A               0.64(h)            3.54        479.0
    (0.35)      10.35        6.68         59.1        0.65*     N/A                 1.15*          3.76 *        346.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      11.60        0.52        963.2        0.81*     N/A                0.81 *           1.58*        201.9
    (0.24)      11.54        4.53        893.8         0.83     N/A               0.82(h)            2.29        547.1
        --      11.29        9.29        427.7         0.90     N/A               0.90(h)            3.34        479.0
    (0.33)      10.33        6.68         46.2        0.90*     N/A                 1.40*          3.48 *        346.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      11.62        0.52        143.3        0.71*     N/A                 0.71*           1.66*        201.9
    (0.24)      11.56        4.44        119.3         0.73     N/A               0.71(h)            2.29        547.1
        --      11.30        9.39         29.2         0.80     N/A               0.80(h)            3.49        479.0
    (0.13)      10.33       (1.81)         0.1        0.80*     N/A                 1.30*          3.71 *        346.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $12.62        5.87 %     $ 47.5       1.16%*     N/A%                 N/A%         0.44 %*        42.5%
        --      11.92       28.73         50.0         1.25    1.25                   N/A            0.08        231.2
    (0.01)       9.26      (21.05)        47.1         1.20    1.20                   N/A            0.01         77.6
    (1.88)      11.74       (8.42)        76.8         1.09     N/A                   N/A            0.14         79.9
    (0.69)      14.82      (10.55)        97.9         1.03     N/A                   N/A            0.17        107.1
    (0.03)      17.27       44.56        109.3         1.05     N/A                  1.09            0.11        123.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.53        5.83          3.3        1.41*     N/A                   N/A          0.23 *         42.5
        --      11.84       28.28          2.9         1.50    1.50                   N/A          (0.20)        231.2
    (0.01)       9.23      (21.19)         2.1         1.47    1.47                   N/A          (0.23)         77.6
    (1.88)      11.72       10.61          0.9        1.40*     N/A                   N/A         (0.10)*         79.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Commencement of operations--04/03/2001.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     MET/PUTNAM RESEARCH PORTFOLIO                    ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $ 8.01      $ 0.02 (a)     $ 0.07 (a)    $  0.09    $    --
       12/31/2003                                          6.43        0.06 (a)       1.52 (a)       1.58         --
       12/31/2002                                          8.14        0.05 (a)      (1.73)(a)     (1.68)     (0.03)
       10/16/2001 to 12/31/2001 (b)                        7.59        0.01 (a)       0.55 (a)       0.56     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                             7.97        0.01 (a)       0.07 (a)       0.08         --
       12/31/2003                                          6.41        0.03 (a)       1.53 (a)       1.56         --
       12/31/2002                                          8.13        0.03 (a)      (1.72)(a)     (1.69)     (0.03)
       02/12/2001 to 12/31/2001 (c)                       10.00        0.02 (a)      (1.86)(a)     (1.84)     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     THIRD AVENUE SMALL CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $11.62      $ 0.03 (a)     $ 1.36 (a)    $  1.39    $    --
       12/31/2003                                          8.29        0.05 (a)       3.39 (a)       3.44     (0.04)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                            11.61        0.04 (a)       1.33 (a)       1.37         --
       12/31/2003                                          8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $ 6.39      $(0.02)(a)     $ 0.51 (a)    $  0.49    $    --
       12/31/2003                                          4.66       (0.02)(a)       1.75 (a)       1.73         --
       12/31/2002                                          8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
       05/01/2001 to 12/31/2001 (e)                        9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                             6.34       (0.03)(a)       0.50 (a)       0.47         --
       12/31/2003                                          4.64       (0.04)(a)       1.74 (a)       1.70         --
       12/31/2002                                          8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
       02/12/2001 to 12/31/2001 (c)                       10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                             6.36       (0.02)(a)       0.50 (a)       0.48         --
       12/31/2003                                          4.65       (0.03)(a)       1.74 (a)       1.71         --
       12/31/2002                                          8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
       10/31/2001 to 12/31/2001 (f)                        7.42       (0.01)(a)       0.95 (a)       0.94         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     TURNER MID-CAP GROWTH PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

       Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $10.00      $(0.02)(a)     $ 0.43 (a)    $  0.41    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)            10.00       (0.01)(a)       0.43 (a)       0.42         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     MET/PUTNAM RESEARCH PORTFOLIO                    -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       12/31/2002                                             --
       10/16/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------
     THIRD AVENUE SMALL CAP VALUE PORTFOLIO           -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------
     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO           -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       05/01/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       10/31/2001 to 12/31/2001 (f)                           --
-------------------------------------                 -------------
     TURNER MID-CAP GROWTH PORTFOLIO                  -------------

       Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $    --
-------------------------------------                 -------------

       Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)                --
-------------------------------------                 -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--10/16/2001.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                                     RATIO OF
                                                                     EXPENSES TO                    RATIO OF NET
                                                         RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
                    NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
                    VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
TOTAL DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    RE-BATES**   REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $ 8.10        1.12 %     $ 20.0       0.90%*     N/A%               0.93%*         0.59 %*        58.3%
           --          8.01         24.61       23.0         0.88    0.87                  1.06            0.88        128.1
       (0.03)          6.43       (20.61)       26.6         0.85    0.78                  1.13            0.64        170.1
       (0.01)          8.14          7.32       35.5        0.85*     N/A                 1.69*          0.43 *        128.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --          8.05          1.00       87.4        1.15*     N/A                 1.18*          0.35 *         58.3
           --          7.97         24.34       90.8         1.14    1.13                  1.27            0.36        128.1
       (0.03)          6.41       (20.81)       33.8         1.10    1.03                  1.38            0.44        170.1
       (0.03)          8.13       (18.33)       22.7        1.10*     N/A                 1.94*          0.33 *        128.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $13.01       11.96 %     $  2.2       0.80%*     N/A%               0.80%*         0.42 %*         4.6%
       (0.11)         11.62         41.52        6.2         0.93     N/A               0.92(h)            0.54         14.6
       (0.03)          8.29    (16.78)(d)        4.2        0.95*     N/A*                2.07*          0.75 *          8.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --         12.98         11.80      482.0        1.07*     N/A                 1.07*          0.67 *          4.6
       (0.10)         11.61         41.41      307.9         1.18     N/A               1.13(h)            0.49         14.6
       (0.03)          8.28       (16.90)       33.4        1.20*     N/A*                1.69*          0.80 *          8.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $ 6.88        7.67 %     $ 73.7       0.95%*     N/A%            0.83%*(h)        (0.54)%*        38.8%
           --          6.39         37.12       34.8         0.91    0.83               0.92(h)          (0.37)         56.5
       (0.03)          4.66       (44.00)       16.0         0.80    0.73                  1.10          (0.34)        157.2
           --          8.37       (14.24)       13.5        0.80*     N/A*                2.35*         (0.35)*         86.3
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --          6.81          7.41      305.1        1.20*     N/A              1.06*(h)         (0.80)*         38.8
           --          6.34         36.64      307.7         1.18    1.12               1.16(h)          (0.64)         56.5
       (0.03)          4.64       (44.04)       62.6         1.05    0.96                  1.41          (0.54)        157.2
           --          8.34       (16.60)       23.4        1.05*     N/A*                2.60*         (0.53)*         86.3
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --          6.84          7.55       18.8        1.10*     N/A              0.97*(h)         (0.70)*         38.8
           --          6.36         36.77       10.8         1.08    1.01               1.06(h)          (0.54)         56.5
       (0.03)          4.65       (44.05)        2.1         0.95    0.84                  1.34          (0.38)        157.2
           --          8.36         12.67         --        0.95*     N/A*                2.49*         (0.70)*         86.3
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $10.41        4.10 %     $  2.6       1.00%*     N/A%               2.27%*        (0.69)%*        25.5%
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --         10.42          4.10      106.9        1.12*     N/A                 1.12*         (0.78)*         25.5
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--05/01/2002.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Commencement of operations--05/01/2004
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-four portfolios, three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2004, the Portfolios included in the Trust are as follows: Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio (commenced operations 5/1/2004), Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MFS Research International Portfolio, Money Market Portfolio (formerly PIMCO Money Market Portfolio), Neuberger Berman Real Estate Portfolio (commenced operations 5/1/2004), Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio (formerly PIMCO Innovation Portfolio), PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and Turner Mid-Cap Growth Portfolio (commenced operations 5/1/2004).

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio, the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the MFS Research International Portfolio, the Neuberger Berman Real Estate Portfolio, the PIMCO PEA Innovation Portfolio, the PIMCO Total Return Portfolio, and the T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02, the NOCP is set by reviewing the last eligible sale price. The NOCP is reviewed against the bid or ask prices at that time. If the NOCP is outside the bid and the ask prices then the official closing price will be "normalized" to the bid or ask price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively trade or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, theses securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Met/AIM Small Cap Growth Portfolio, J.P. Morgan Quality Bond Portfolio,
J.P. Morgan Select Equity Portfolio and PIMCO Total Return Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2003, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                                        Expiring    Expiring    Expiring    Expiring    Expiring
Portfolio                                     Total    12/31/2011  12/31/2010  12/31/2009  12/31/2008  12/31/2007
---------                                  ----------- ----------- ----------- ----------- ----------- ----------

Met/AIM Small Cap Growth Portfolio         $ 1,311,826 $         0 $ 1,311,826 $         0 $         0 $        0

Janus Aggressive Growth Portfolio*           9,284,679           0   3,200,647   4,963,859   1,120,173          0

J.P. Morgan Select Equity Portfolio         43,056,108  11,292,859  19,278,948  12,484,301           0          0

Lord Abbett Bond Debenture Portfolio        31,186,747           0           0  13,543,143  14,798,015  2,845,589

Lord Abbett Growth and Income Portfolio**   61,073,061  17,378,060  16,316,570  27,378,431           0          0

Lord Abbett Growth Opportunities
  Portfolio***                               5,403,027           0   5,403,027           0           0          0

MFS Research International Portfolio****    14,966,512           0   6,377,357   8,589,155           0          0

PIMCO Total Return Portfolio                 1,659,570   1,659,570           0           0           0          0

Met/Putnam Capital Opportunities Portfolio  12,379,397           0  12,179,845     199,552           0          0

Met/Putnam Research Portfolio                8,390,210           0   3,562,723   4,827,487           0          0

T. Rowe Price Mid-Cap Growth Portfolio      18,741,851           0  18,741,851           0           0          0

*Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
**Lord Abbett Growth and Income Portfolio acquired losses of $36,551,530 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
***Lord Abbett Growth Opportunities acquired losses of $5,789,957 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.
****MFS Research International Portfolio acquired losses of $16,413,372 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the Money Market Portfolio which declares distributions daily and pays monthly).

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Money Market Portfolio, Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Money Market Portfolio and the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the Investment Company Act of 1940. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Janus Aggressive Growth, Lord Abbett America's Value, J.P. Morgan Select Equity Portfolio, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - Among the strategic transactions into which the Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments,

A portfolio will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk-the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB will either issue a cash rebate to the Portfolio or to a third-party service provider. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC. (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, J.P. Morgan Investment Management Inc., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, Neuberger Berman Management Inc., OppenheimerFunds Inc., Pacific Investment Management Company LLC (PIMCO), PEA Capital LLC., Putnam Investment Management, LLC, Third Avenue Management LLC., T. Rowe Price Associates, Inc. and Turner Investment Partners, Inc., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                           Management Fees earned by
                                           Met Investors Advisory LLC
                                              For the period ended
Portfolio                                        June 30, 2004        % per annum Average Daily Assets
---------                                  -------------------------- ----------- --------------------

Met/AIM Mid Cap Core Equity Portfolio              $  990,965             0.75%   First $150 Million

                                                                          0.70%   Over $150 Million

Met/AIM Small Cap Growth Portfolio                  1,326,629             0.90%   All

Goldman Sachs Mid-Cap Value Portfolio*                101,244             0.75%   First $200 Million

                                                                          0.70%   Over $200 Million

Harris Oakmark International Portfolio              1,893,528             0.85%   First $500 Million

                                                                          0.80%   Over $500 Million

Janus Aggressive Growth Portfolio                   1,436,643             0.80%   First $100 Million

                                                                          0.75%   Over $100 Million up to $500 Million

                                                                          0.70%   Over $500 Million

J.P. Morgan Quality Bond Portfolio                    448,103             0.55%   First $75 Million

                                                                          0.50%   Over $75 Million

J.P. Morgan Select Equity Portfolio                   399,518             0.65%   First $50 Million

                                                                          0.60%   Over $50 Million

Lord Abbett America's Value Portfolio                  42,614             0.65%   First $500 Million

                                                                          0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio                3,237,677             0.60%   First $500 Million

                                                                          0.55%   Over $500 Million

Lord Abbett Growth and Income Portfolio             6,474,928             0.60%   First $800 Million

                                                                          0.55%   Over $800 Million up to $1.5 Billion

                                                                          0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio            199,460             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million up to $500 Million

                                                                         0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio                   749,556             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million up to $500 Million

                                                                         0.625%   Over $500 Million

MFS Research International Portfolio                1,327,427             0.80%   First $200 Million

                                                                          0.75%   Over $200 Million up to $500 Million

                                                                          0.70%   Over $500 Million up to $1 Billion

                                                                          0.65%   Over $1 Billion

Money Market Portfolio                                375,031             0.40%   All

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                           Management Fees earned by
                                           Met Investors Advisory LLC
                                              For the period ended
Portfolio                                        June 30, 2004        % per annum Average Daily Assets
---------                                  -------------------------- ----------- --------------------

Neuberger Berman Real Estate Portfolio*            $  107,085             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million to $750 Million

                                                                          0.55%   Over $750 Million

Oppenheimer Capital Appreciation Portfolio          2,012,375             0.65%   First $150 Million

                                                                         0.625%   Over $150 Million up to $300 Million

                                                                          0.60%   Over $300 Million up to $500 Million

                                                                          0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio            1,244,253             0.50%   All

PIMCO PEA Innovation Portfolio                        738,670             0.95%   All

PIMCO Total Return Portfolio                        3,270,326             0.50%   All

Met/Putnam Capital Opportunities Portfolio            220,913             0.85%   All

Met/Putnam Research Portfolio                         474,812             0.80%   First $150 Million

                                                                          0.70%   Over $150 Million

Third Avenue Small Cap Value Portfolio              1,529,368             0.75%   All

T. Rowe Price Mid-Cap Growth Portfolio              1,566,801             0.75%   All

Turner Mid-Cap Growth Portfolio*                       98,456             0.80%   First $300 Million

                                                                          0.70%   Over $300 Million

*For the period from 5/1/2004 (Commencement of operations) through 6/30/2004

State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of June 30, 2004, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company-Zenith Variable Annuity, MetLife Investors Group-Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company-Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2005 (excluding the J.P. Morgan Select Equity Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, Money Market Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                             Expenses Deferred in
-                                                                     ----------------------------------
                                                                        2001     2002     2003    2004
-                                             Maximum Expense Ratio   -------- -------- -------- -------
                                              under current Expense       Subject to repayment until
                                              Limitation Agreement               December 31,
-                                           ----------------------    ----------------------------------
Portfolio                                   Class A  Class B Class E    2006     2007     2008    2009
---------                                   -------  ------- -------  -------- -------- -------- -------

Met/AIM Mid Cap Core Equity Portfolio        0.95%    1.20%   1.10%   $     -- $     -- $     -- $    --

Met/AIM Small Cap Growth Portfolio           1.05%    1.30%   1.20%         --  221,212  113,088      --

Goldman Sachs Mid-Cap Value Portfolio        0.95%    1.20%   1.10%**      N/A      N/A      N/A   5,969

Harris Oakmark International Portfolio       1.20%    1.45%   1.35%         --       --       --      --

Janus Aggressive Growth Portfolio            0.90%    1.15%   1.05%     49,943  159,172       --      --

J.P. Morgan International Equity Portfolio*   N/A      N/A     N/A          --   37,487   70,165      --

J.P. Morgan Quality Bond Portfolio           0.70%    0.95%   0.85%**   84,631  162,747       --      --

Lord Abbett America's Value Portfolio        0.85%**  1.10%   1.00%**       --       --   76,985  45,419

Lord Abbett Bond Debenture Portfolio         0.75%    1.00%   0.90%         --       --       --      --

Lord Abbett Developing Growth Portfolio*      N/A      N/A     N/A      84,349  119,049   54,030      --

Lord Abbett Growth Opportunities Portfolio   0.90%    1.15%   1.05%**  175,679  124,154  102,238   9,872

MFS Research International Portfolio         1.10%    1.35%   1.25%    322,886  326,312  185,166      --

Money Market Portfolio                        N/A      N/A     N/A     142,951   78,237   13,354      --

Neuberger Berman Real Estate Portfolio       0.90%    1.15%   1.05%        N/A      N/A      N/A      --

Oppenheimer Capital Appreciation Portfolio   0.75%    1.00%   0.90%**       --       --       --      --

PIMCO Inflation Protected Bond Portfolio     0.65%    0.90%   0.80%**       --       --       --      --

PIMCO PEA Innovation Portfolio               1.10%    1.35%   1.25%    219,301  171,885   75,381      --

Met/Putnam Research Portfolio                0.90%    1.15%   1.05%**  176,669  152,623  118,946  19,410

Third Avenue Small Cap Value Portfolio       0.95%    1.20%   1.10%**       --       --       --      --

T. Rowe Price Mid-Cap Growth Portfolio       0.95%    1.20%   1.10%         --   87,689       --      --

Turner Mid-Cap Growth Portfolio              1.00%    1.25%   1.15%**      N/A      N/A      N/A   6,554

*Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See note 12
**Class not offered 06/30/2004

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Certain Portfolios (detailed below) changed expense ratios effective May 1, 2004:

                                                  Maximum Expense Ratio
                                                  under current Expense
                                                  Limitation Agreement
        -                                        ---------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        Lord Abbett America's Value Portfolio     0.80%*  1.05%   0.95%*

        PIMCO Inflation Protected Bond Portfolio  0.70%   0.95%   0.85%

        Third Avenue Small Cap Value Portfolio    1.00%   1.25%   1.15%

*Class not offered 6/30/2004

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of Metlife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended June 30, 2004 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

 Portfolio                              Affiliate                    Commission
 ---------                              ---------                    ----------

 Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs & Co.           $  3,225

 J.P. Morgan Select Equity Portfolio    J.P. Morgan Securities, Inc.       162

 Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.           49,140

                                        Neuberger Berman LLC               290

 Third Avenue Small Cap Value Portfolio M. J. Whitman LLC              420,876

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                              SHARES ISSUED    SHARES ISSUED             NET INCREASE
                                                              IN CONNECTION    THROUGH                   (DECREASE) IN
                                       BEGINNING  SHARES      WITH ACQUISITION DIVIDEND      SHARES      SHARES        ENDING
                                       SHARES     SOLD        (NOTE 12)        REINVEST      REPURCHASED OUTSTANDING   SHARES
MET/AIM MID CAP CORE EQUITY PORTFOLIO  ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                              362,141    283,871            --             --       (61,255)     222,616      584,757
  12/31/2003                              428,695    282,305            --          3,148      (352,007)    (66,554)      362,141
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           17,228,218  5,858,534            --             --    (6,409,460)   (550,926)   16,677,292
  12/31/2003                            3,338,502 14,202,681            --        134,870      (447,835)  13,889,716   17,228,218
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                            1,605,958    612,139            --             --       (62,724)     549,415    2,155,373
  12/31/2003                              434,774  1,214,883            --         12,682       (56,381)   1,171,184    1,605,958
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
MET/AIM SMALL CAP GROWTH PORTFOLIO     ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                              517,669    185,528            --             --      (123,293)      62,235      579,904
  12/31/2003                              777,758    541,035            --             --      (801,124)   (260,089)      517,669
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           17,244,856 14,445,841            --             --      (142,421)  14,303,420   31,548,276
  12/31/2003                            5,462,796 13,082,731            --             --    (1,300,671)  11,782,060   17,244,856
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                              719,424    322,413            --             --      (160,364)     162,049      881,473
  12/31/2003                              203,685    896,778            --             --      (381,039)     515,739      719,424
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  5/1/2004-6/30/2004                           --    249,000            --             --             --     249,000      249,000
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  5/1/2004-6/30/2004                           -- 11,192,469            --             --        (2,319)  11,190,150   11,190,150
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                              702,614    689,398            --             --      (207,660)     481,738    1,184,352
  12/31/2003                              535,641    779,494            --          8,058      (620,579)     166,973      702,614
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           24,326,339 19,428,184            --             --    (1,005,782)  18,422,402   42,748,741
  12/31/2003                            2,015,362 22,848,205            --        256,203      (793,431)  22,310,977   24,326,339
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                            1,994,880  2,049,326            --             --      (239,268)   1,810,058    3,804,938
  12/31/2003                              172,860  2,568,149            --         21,758      (767,887)   1,822,020    1,994,880
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
JANUS AGGRESSIVE GROWTH PORTFOLIO      ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                            2,830,143  5,734,787*           --             --      (628,937)   5,105,850    7,935,993
  12/31/2003                              506,384    619,922     2,479,616             --      (775,779)   2,323,759    2,830,143
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           36,151,783 29,352,736*           --             --    (4,673,604)  24,679,132   60,830,915
  12/31/2003                            8,766,860 26,884,475     1,148,231             --      (647,783)  27,384,923   36,151,783
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                              582,085    243,866            --             --       (85,541)     158,325      740,410
  04/18/2003-12/31/2003                        --    299,543       352,762             --       (70,220)     582,085      582,085
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

* Includes shares issued in exchange for securities received in-kind.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                  SHARES ISSUED    SHARES ISSUED             NET INCREASE
                                                                  IN CONNECTION    THROUGH                   (DECREASE) IN
                                           BEGINNING  SHARES      WITH ACQUISITION DIVIDEND      SHARES      SHARES
                                           SHARES     SOLD        (NOTE 12)        REINVEST      REPURCHASED OUTSTANDING
J.P. MORGAN QUALITY BOND PORTFOLIO         ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                9,755,805    104,680            --             --    (1,065,314)    (960,634)
  12/31/2003                               11,364,340    415,025            --        391,789    (2,415,349)  (1,608,535)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                4,822,157    912,019            --             --       (86,031)      825,988
  12/31/2003                                2,609,032  2,219,191            --        187,332      (193,398)    2,213,125
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
J.P. MORGAN SELECT EQUITY PORTFOLIO        ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                9,749,873        554            --             --      (998,629)    (998,075)
  12/31/2003                               11,480,415     20,382            --         53,210    (1,804,134)  (1,730,542)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                  764,473     66,303            --             --       (26,467)       39,836
  12/31/2003                                  718,404     91,164            --          2,869       (47,964)       46,069
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO      ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                  760,468    843,203            --             --      (130,098)      713,105
  5/1/2003-12/31/2003                              --    757,123            --         17,879       (14,534)      760,468
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT BOND DEBENTURE PORTFOLIO       ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                               19,483,208  1,207,756            --             --    (1,914,130)    (706,374)
  12/31/2003                               19,736,383  2,436,588            --        316,684    (3,006,447)    (253,175)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                               63,345,723 19,755,691            --             --    (9,812,621)    9,943,070
  12/31/2003                               19,347,224 45,901,571            --        994,186    (2,896,258)   43,999,499
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class E
  06/30/2004                                1,902,823    835,217            --             --      (126,500)      708,717
  12/31/2003                                  243,035  2,053,109            --         29,394      (422,715)    1,659,788
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO    ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                               47,841,392  6,769,870*           --             --    (3,533,178)    3,236,692
  12/31/2003                               47,207,857    349,332     5,782,283        562,101    (6,060,181)      633,535
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                               44,508,255 14,463,614            --             --    (4,270,806)   10,192,808
  12/31/2003                               17,964,532 26,494,832       249,263        249,106      (449,478)   26,543,723
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                2,991,030    142,762            --             --      (341,374)    (198,612)
  12/31/2003                                  561,210    287,670     2,703,556             --      (561,406)    2,429,820
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                3,011,260    363,944            --             --       (57,329)      306,615
  12/31/2003                                2,024,805    550,052       652,415             --      (216,012)      986,455
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT MID-CAP VALUE PORTFOLIO        ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                5,097,742  1,263,346            --             --      (374,357)      888,989
  12/31/2003                                5,138,713    340,333            --        106,303      (487,607)     (40,971)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                5,648,894  1,271,003            --             --       (25,836)    1,245,167
  12/31/2003                                3,598,974  1,983,088            --        112,318       (45,486)    2,049,920
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------


                                           ENDING
                                           SHARES
J.P. MORGAN QUALITY BOND PORTFOLIO         ----------

  Class A
  06/30/2004                                8,795,171
  12/31/2003                                9,755,805
--------------------------                 ----------

  Class B
  06/30/2004                                5,648,145
  12/31/2003                                4,822,157
--------------------------                 ----------
J.P. MORGAN SELECT EQUITY PORTFOLIO        ----------

  Class A
  06/30/2004                                8,751,798
  12/31/2003                                9,749,873
--------------------------                 ----------

  Class B
  06/30/2004                                  804,309
  12/31/2003                                  764,473
--------------------------                 ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO      ----------

  Class B
  06/30/2004                                1,473,573
  5/1/2003-12/31/2003                         760,468
--------------------------                 ----------
LORD ABBETT BOND DEBENTURE PORTFOLIO       ----------

  Class A
  06/30/2004                               18,776,834
  12/31/2003                               19,483,208
--------------------------                 ----------

  Class B
  06/30/2004                               73,288,793
  12/31/2003                               63,346,723
--------------------------                 ----------

  Class E
  06/30/2004                                2,611,540
  12/31/2003                                1,902,823
--------------------------                 ----------
LORD ABBETT GROWTH AND INCOME PORTFOLIO    ----------

  Class A
  06/30/2004                               51,078,084
  12/31/2003                               47,841,392
--------------------------                 ----------

  Class B
  06/30/2004                               54,701,063
  12/31/2003                               44,508,255
--------------------------                 ----------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO ----------

  Class A
  06/30/2004                                2,792,418
  12/31/2003                                2,991,030
--------------------------                 ----------

  Class B
  06/30/2004                                3,317,875
  12/31/2003                                3,011,260
--------------------------                 ----------
LORD ABBETT MID-CAP VALUE PORTFOLIO        ----------

  Class A
  06/30/2004                                5,986,731
  12/31/2003                                5,097,742
--------------------------                 ----------

  Class B
  06/30/2004                                6,894,061
  12/31/2003                                5,648,894
--------------------------                 ----------

* Includes shares issued in exchange for securities received in-kind.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                 SHARES ISSUED    SHARES ISSUED               NET INCREASE
                                                                 IN CONNECTION    THROUGH                     (DECREASE) IN
                                         BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES        SHARES
                                         SHARES      SOLD        (NOTE 12)        REINVEST      REPURCHASED   OUTSTANDING
MFS RESEARCH INTERNATIONAL PORTFOLIO     ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                               6,859,905   1,573,589           --             --        (713,405)     860,184
  12/31/2003                               1,252,032     868,603    6,123,890         36,090      (1,420,710)   5,607,873
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              18,995,260  22,290,573           --             --        (294,154)  21,996,419
  12/31/2003                               8,979,538  15,429,499      210,873        120,805      (5,745,455)  10,015,722
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class E
  06/30/2004                                 702,510     501,617           --             --        (289,286)     212,331
  12/31/2003                                 239,795     514,508           --          4,358         (56,151)     462,715
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
MONEY MARKET PORTFOLIO                   ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                               5,253,823   2,623,172           --         13,917      (3,410,675)   (773,586)
  12/31/2003                                   4,823  16,078,401           --         26,703     (10,856,104)   5,249,000
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                             169,419,583 141,692,154           --        314,969    (105,075,122)  36,932,001
  12/31/2003                             128,542,580 221,367,123           --        744,955    (181,235,074)  40,877,004
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO   ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  5/1/2004-6/30/2004                              --     285,379           --             --          (1,998)     283,381
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  5/1/2004-6/30/2004                              --  12,905,225           --             --         (28,478)  12,876,747
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class E
  5/1/2004-6/30/2004                              --     294,450           --             --          (3,561)     290,889
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                               ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                                  28,096   2,054,247           --             --         (96,749)   1,957,498
  12/31/2003                                 107,094      27,163           --             --        (106,161)    (78,998)
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              66,468,580  28,897,305           --             --     (13,452,166)  15,445,139
  12/31/2003                              18,967,760  47,586,120           --             --         (85,300)  47,500,820
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                                 111,760      27,402           --             --        (112,764)    (85,362)
  05/01/2003-12/31/2003                           --     109,164           --          2,695             (99)     111,760
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              35,579,307  24,162,813           --             --        (349,871)  23,812,942
  05/01/2003-12/31/2003                           --  36,016,510           --        790,694      (1,227,897)  35,579,307
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
PIMCO PEA INNOVATION PORTFOLIO           ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                               9,777,927   3,469,752           --             --      (3,378,117)      91,635
  12/31/2003                               4,239,751  11,776,642           --             --      (6,238,466)   5,538,176
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              13,511,798  13,125,546           --             --      (1,389,549)  11,735,997
  12/31/2003                               5,002,191  10,986,748           --             --      (2,477,141)   8,509,607
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class E
  06/30/2004                               3,233,733   1,701,103           --             --        (372,720)   1,328,383
  12/31/2003                                 391,985   3,252,487           --             --        (410,739)   2,841,748
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------


                                         ENDING
                                         SHARES
MFS RESEARCH INTERNATIONAL PORTFOLIO     -----------

  Class A
  06/30/2004                               7,720,089
  12/31/2003                               6,859,905
-----------------------                  -----------

  Class B
  06/30/2004                              40,991,679
  12/31/2003                              18,995,260
-----------------------                  -----------

  Class E
  06/30/2004                                 914,841
  12/31/2003                                 702,510
-----------------------                  -----------
MONEY MARKET PORTFOLIO                   -----------

  Class A
  06/30/2004                               4,480,237
  12/31/2003                               5,253,823
-----------------------                  -----------

  Class B
  06/30/2004                             206,351,584
  12/31/2003                             169,419,584
-----------------------                  -----------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO   -----------

  Class A
  5/1/2004-6/30/2004                         283,381
-----------------------                  -----------

  Class B
  5/1/2004-6/30/2004                      12,876,747
-----------------------                  -----------

  Class E
  5/1/2004-6/30/2004                         290,889
-----------------------                  -----------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                               -----------

  Class A
  06/30/2004                               1,985,594
  12/31/2003                                  28,096
-----------------------                  -----------

  Class B
  06/30/2004                              81,913,719
  12/31/2003                              66,468,580
-----------------------                  -----------
PIMCO INFLATION PROTECTED BOND PORTFOLIO -----------

  Class A
  06/30/2004                                  26,398
  05/01/2003-12/31/2003                      111,760
-----------------------                  -----------

  Class B
  06/30/2004                              59,392,249
  05/01/2003-12/31/2003                   35,579,307
-----------------------                  -----------
PIMCO PEA INNOVATION PORTFOLIO           -----------

  Class A
  06/30/2004                               9,869,562
  12/31/2003                               9,777,927
-----------------------                  -----------

  Class B
  06/30/2004                              25,247,795
  12/31/2003                              13,511,798
-----------------------                  -----------

  Class E
  06/30/2004                               4,562,116
  12/31/2003                               3,233,733
-----------------------                  -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                 SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                                 IN CONNECTION    THROUGH                    (DECREASE) IN
                                           BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       SHARES
                                           SHARES     SOLD       (NOTE 12)        REINVEST      REPURCHASED  OUTSTANDING
PIMCO TOTAL RETURN PORTFOLIO               ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                               16,754,205  2,168,257        --                 --    (1,171,521)      996,736
  12/31/2003                               13,670,264  5,767,117        --            346,229    (3,029,405)    3,083,941
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                               77,453,916 17,348,732        --                 --   (11,761,730)    5,587,002
  12/31/2003                               37,877,688 50,149,451        --          1,511,437   (12,084,660)   39,576,228
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class E
  06/30/2004                               10,321,229  2,567,260        --                 --      (559,993)    2,007,267
  12/31/2003                                2,581,495  8,230,893        --            205,689      (696,848)    7,739,734
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                4,199,765     23,702        --                 --      (458,188)    (434,486)
  12/31/2003                                5,090,538     27,928        --                 --      (918,701)    (890,773)
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                                  251,419     28,776        --                 --       (16,942)       11,834
  12/31/2003                                  225,283     65,426        --                 --       (39,290)       26,136
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
MET/PUTNAM RESEARCH PORTFOLIO              ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                2,867,640     12,405        --                 --      (420,313)    (407,908)
  12/31/2003                                4,142,922     56,418        --                860    (1,332,558)  (1,275,280)
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                               11,397,509  2,692,173        --                 --    (3,217,876)    (525,703)
  12/31/2003                                5,276,904  7,127,679        --                 --    (1,007,074)    6,120,605
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                  530,380     93,835        --                 --      (455,238)    (361,403)
  12/31/2003                                  501,011     87,619        --              5,110       (63,360)       29,369
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                               26,528,195 11,478,917        --                 --      (862,581)   10,616,336
  12/31/2003                                4,036,604 22,669,156        --            217,592      (395,157)   22,491,591
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                5,451,817  6,073,202        --                 --      (804,268)    5,268,934
  12/31/2003                                3,432,300  3,028,605        --                 --    (1,009,088)    2,019,517
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B                                                                                                              --
  06/30/2004                               48,525,129 18,734,058        --                 --   (22,468,547)  (3,734,489)
  12/31/2003                               13,488,219 35,743,200        --                 --      (706,290)   35,036,910
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class E
  06/30/2004                                1,701,812  1,109,356        --                 --       (54,567)    1,054,789
  12/31/2003                                  450,608  1,279,932        --                 --       (28,728)    1,251,204
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
TURNER MID-CAP GROWTH PORTFOLIO            ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  5/1/2004-6/30/2004                               --    249,000        --                 --             --      249,000
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  5/1/2004-6/30/2004                               -- 10,262,972        --                 --          (911)   10,262,061
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------


                                           ENDING
                                           SHARES
PIMCO TOTAL RETURN PORTFOLIO               ----------

  Class A
  06/30/2004                               17,750,941
  12/31/2003                               16,754,205
-------------------------                  ----------

  Class B
  06/30/2004                               83,040,918
  12/31/2003                               77,453,916
-------------------------                  ----------

  Class E
  06/30/2004                               12,328,496
  12/31/2003                               10,321,229
-------------------------                  ----------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO ----------

  Class A
  06/30/2004                                3,765,279
  12/31/2003                                4,199,765
-------------------------                  ----------

  Class B
  06/30/2004                                  263,253
  12/31/2003                                  251,419
-------------------------                  ----------
MET/PUTNAM RESEARCH PORTFOLIO              ----------

  Class A
  06/30/2004                                2,459,732
  12/31/2003                                2,867,642
-------------------------                  ----------

  Class B
  06/30/2004                               10,871,806
  12/31/2003                               11,397,509
-------------------------                  ----------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO     ----------

  Class A
  06/30/2004                                  168,977
  12/31/2003                                  530,380
-------------------------                  ----------

  Class B
  06/30/2004                               37,144,531
  12/31/2003                               26,528,195
-------------------------                  ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO     ----------

  Class A
  06/30/2004                               10,720,751
  12/31/2003                                5,451,817
-------------------------                  ----------

  Class B
  06/30/2004                               44,790,640
  12/31/2003                               48,525,129
-------------------------                  ----------

  Class E
  06/30/2004                                2,756,601
  12/31/2003                                1,701,812
-------------------------                  ----------
TURNER MID-CAP GROWTH PORTFOLIO            ----------

  Class A
  5/1/2004-6/30/2004                          249,000
-------------------------                  ----------

  Class B
  5/1/2004-6/30/2004                       10,262,061
-------------------------                  ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2004 were as follows:

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $           --   $158,273,213  $           --   $128,281,252

Met/AIM Small Cap Growth Portfolio                     --    221,194,274              --     56,026,151

Goldman Sachs Mid-Cap Value Portfolio                  --    114,221,487              --      6,764,539

Harris Oakmark International Portfolio                 --    267,698,216              --     13,728,800

Janus Aggressive Growth Portfolio                      --    302,670,872              --    224,779,381

J.P. Morgan Quality Bond Portfolio            511,693,829     37,100,625     511,981,465    121,400,196

J.P. Morgan Select Equity Portfolio                    --     70,280,553              --     83,005,654

Lord Abbett America's Value Portfolio                  --      9,047,396              --      1,443,400

Lord Abbett Bond Debenture Portfolio           31,059,375    346,193,541              --    198,474,249

Lord Abbett Growth and Income Portfolio                --    628,266,906              --    351,727,141

Lord Abbett Growth Opportunities Portfolio             --     26,042,812              --     24,670,415

Lord Abbett Mid-Cap Value Portfolio                    --     64,866,928              --     20,506,228

MFS Research International Portfolio                   --    377,166,799              --    162,535,233

Neuberger Berman Real Estate Portfolio                 --    137,911,629              --     14,880,290

Oppenheimer Capital Appreciation Portfolio             --    403,795,292              --    245,077,011

PIMCO Inflation Protected Bond Portfolio    4,143,130,820    228,031,946   3,872,219,256    104,892,455

PIMCO PEA Innovation Portfolio                         --    217,875,929              --    158,526,881

PIMCO Total Return Portfolio                1,991,541,444    170,365,190   2,214,482,245    116,576,464

Met/Putnam Capital Opportunities Portfolio             --     22,061,575              --     26,444,711

Met/Putnam Research Portfolio                          --     66,265,991              --     71,455,182

Third Avenue Small Cap Value Portfolio                 --    138,916,932              --     16,684,996

T. Rowe Price Mid-Cap Growth Portfolio                 --    169,952,566              --    151,462,294

Turner Mid-Cap Growth Portfolio                        --    110,722,854              --     16,789,985

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2004



5. INVESTMENT TRANSACTIONS - CONTINUED

At June 30, 2004, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross                      Net Unrealized
                                             Income Tax    Unrealized  Gross Unrealized Appreciation/
Portfolio                                       Cost      Appreciation  (Depreciation)  (Depreciation)
---------                                  -------------- ------------ ---------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $  255,736,367 $ 23,434,258   $ (1,412,219)   $ 22,022,039

Met/AIM Small Cap Growth Portfolio            458,359,682   60,216,015     (9,402,449)     50,813,566

Goldman Sachs Mid-Cap Value Portfolio         112,304,552    8,783,524       (435,431)      8,348,093

Harris Oakmark International Portfolio        651,306,024   71,570,163     (1,797,463)     69,772,700

Janus Aggressive Growth Portfolio             498,859,354   54,143,817     (4,029,398)     50,114,419

J.P. Morgan Quality Bond Portfolio            233,721,927    1,591,529     (1,873,802)       (282,273)

J.P. Morgan Select Equity Portfolio           116,431,848   12,650,989     (2,208,998)     10,441,991

Lord Abbett America's Value Portfolio          17,069,926    1,532,404       (136,634)      1,395,770

Lord Abbett Bond Debenture Portfolio        1,289,586,389   42,365,920    (23,143,008)     19,222,912

Lord Abbett Growth and Income Portfolio     2,409,022,256  408,573,220    (59,277,169)    349,296,051

Lord Abbett Growth Opportunities Portfolio     61,577,396    8,184,579     (1,613,681)      6,570,898

Lord Abbett Mid-Cap Value Portfolio           219,878,475   50,927,130     (4,639,891)     46,287,239

MFS Research International Portfolio          569,422,787   43,574,027     (4,227,770)     39,346,257

Neuberger Berman Real Estate Portfolio        131,046,927    6,973,297         (7,861)      6,965,436

Oppenheimer Capital Appreciation Portfolio    701,380,326   53,618,600    (11,083,630)     42,534,960

PIMCO Inflation Protected Bond Portfolio    1,290,963,047    6,229,310       (435,055)      5,794,255

PIMCO PEA Innovation Portfolio                234,234,718    9,153,160     (9,286,437)       (133,277)

PIMCO Total Return Portfolio                1,455,483,477    5,056,102     (4,125,959)        930,143

Met/Putnam Capital Opportunities Portfolio     54,235,706    6,786,075     (1,677,949)      5,108,126

Met/Putnam Research Portfolio                 106,381,436    6,207,726     (1,933,590)      4,274,136

Third Avenue Small Cap Value Portfolio        513,887,335   91,100,509     (3,442,244)     87,658,265

T. Rowe Price Mid-Cap Growth Portfolio        413,856,663   60,791,005     (8,561,701)     52,229,304

Turner Mid-Cap Growth Portfolio               101,515,957    7,829,265       (607,857)      7,221,408

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



6. SECURITY LENDING

As of June 30, 2004, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
                                                 ------------ ------------

      Met/AIM Mid-Cap Core Equity Portfolio      $ 18,596,042 $ 18,939,536

      Met/AIM Small Cap Growth Portfolio           97,777,228   99,753,495

      Harris Oakmark International Portfolio      112,415,415  117,663,480

      Janus Aggressive Growth Portfolio            40,493,953   41,375,108

      J.P. Morgan Quality Bond Portfolio            4,936,077    5,017,598

      J.P. Morgan Select Equity Portfolio           1,314,372    1,325,096

      Lord Abbett Bond Debenture Portfolio        182,282,498  185,878,912

      Lord Abbett Growth and Income Portfolio      82,041,259   83,599,402

      Lord Abbett Growth Opportunities Portfolio    9,293,772    9,508,216

      Lord Abbett Mid-Cap Value Portfolio          14,787,708   15,095,523

      MFS Research International Portfolio         97,039,454  101,839,532

      Oppenheimer Capital Appreciation Portfolio   32,644,833   33,459,308

      PIMCO PEA Innovation Portfolio               40,478,636   41,303,627

      Met/Putnam Capital Opportunities Portfolio    8,409,435    8,625,123

      Met/Putnam Research Portfolio                 2,400,649    2,509,775

      Third Avenue Small Cap Value Portfolio      114,664,861  116,451,178

      T. Rowe Price Mid-Cap Growth Portfolio       67,906,184   69,209,561

7. FUTURES CONTRACTS

The futures contracts outstanding as of June 30, 2004 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                                Number of
                                                           Description                      Expiration Date     Contracts
                                          ---------------------------------------------- ---------------------- ---------
Met/AIM Small Cap Growth Portfolio:       Russell 2000 Index Futures                     September 2004 - Long       14
J.P. Morgan Quality Bond Portfolio:       U.S. Treasury Note 5 Year Futures              September 2004 - Long       14
                                          U.S. Treasury Note 2 Year Futures              September 2004 - Long       57
                                          U.S. Treasury Bond Futures                     September 2004 - Long        2
                                          U.S. Treasury Note 10 Year Futures             September 2004 - Short   (209)
J.P. Morgan Select Equity Portfolio:      S&P Index Futures                              September 2004 - Long        9
PIMCO Inflation Protected Bond Portfolio: U.S. Treasury Note 10 Year Futures             September 2004 - Long       22
PIMCO Total Return Portfolio:             Euro Dollar Futures                            December 2004 - Long        34
                                          Euro Dollar Futures                            March 2005 - Long          732
                                          Euro Dollar Futures                            June 2005 - Long           879
                                          Euro Dollar Futures                            December 2005 - Long       152
                                          Germany Federal Republic Bonds 10 Year Futures September 2004 - Long    1,444
                                          Germany Federal Republic Bonds 5 Year Futures  September 2004 - Long      187
                                          U.S. Treasury Note 10 Year Futures             September 2004 - Long    3,444
                                          U.S. Treasury Note 5 Year Futures              September 2004 - Long    2,228
                                          Municipal 10 Year Future Notes                 September 2004 - Long       24
                                          U.S. Treasury Bond Futures                     September 2004 - Short   (523)
                                          Germany Federal Republic Bonds 5 Year Futures  September 2004 - Short     (3)

                                                         Unrealized
                                            Notional   Appreciation/
                                             Value     (Depreciation)
                                          ------------ --------------
Met/AIM Small Cap Growth Portfolio:          4,146,450     $164,780
J.P. Morgan Quality Bond Portfolio:         $1,521,625        7,339
                                            12,001,172       13,082
                                               212,750        4,243
                                          (22,849,578)    (290,638)
J.P. Morgan Select Equity Portfolio:         2,565,900       14,657
PIMCO Inflation Protected Bond Portfolio:    2,405,219        9,625
PIMCO Total Return Portfolio:                8,286,225        9,775
                                           177,564,900    (598,688)
                                           212,344,425    (277,263)
                                            36,483,800    (361,006)
                                           199,023,571      987,842
                                            25,124,642       47,555
                                           376,526,063    5,131,422
                                           242,155,750    1,098,875
                                             2,403,750       18,469
                                          (55,634,125)  (1,209,438)
                                             (403,069)        (987)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at June 30, 2004, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                 Net Unrealized
                                         Value at    In Exchange Appreciation/
   Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
   --------------- ------------------- ------------- ----------- --------------

      7/20/2004         416,000   EUR    $506,524      511,877       $5,353
                                                                     ------

                                                                     $5,353
                                                                     ======

EUR - Euro
U.S. $ - United States Dollar

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                         In     Net Unrealized
                                         Value at     Exchange  Appreciation/
   Settlement Date Contacts to Deliver June 30, 2004 for U.S. $ (Depreciation)
   --------------- ------------------- ------------- ---------- --------------

      7/26/2004          807,840  BRL   $   260,846     266,834    $ (5,988)

      8/24/2004          808,656  BRL       255,434     244,603      10,831

      9/17/2004        1,149,000  BRL       359,414     352,995       6,419

      8/6/2004        51,729,750  CLP        80,775      83,000      (2,225)

      8/18/2004      248,512,800  CLP       388,861     388,909         (48)

      9/17/2004      232,105,660  CLP       364,118     358,742       5,376

      9/8/2004        36,436,500  CNY     4,408,219   4,500,000     (91,781)

      9/8/2004        36,443,250  CNY     4,409,035   4,500,000     (90,965)

      9/26/2004       35,538,750  CNY     4,403,623   4,500,000     (96,377)

      7/20/2004        2,500,000  EUR     3,044,013   3,045,993      (1,980)

      7/26/2004        5,583,817  HKD       716,499     717,631      (1,132)

      8/24/2004        2,115,344  HKD       271,681     272,035        (354)

      9/20/2004        2,977,289  HKD       382,663     382,700         (37)

      9/21/2004       17,228,820  INR       372,864     379,573      (6,709)

      9/21/2004        8,591,800  INR       185,943     189,330      (3,387)

      7/21/2004    1,415,090,000  JPY    12,952,260  12,905,800      46,460

      7/26/2004      832,437,000  KRW       718,978     712,185       6,793

      8/24/2004      316,744,000  KRW       273,011     265,535       7,476

      9/20/2004      451,940,000  KRW       388,838     385,878       2,960

      8/27/2004        7,953,681  MXP       682,975     682,983          (8)

      9/21/2004        4,293,813  MXP       367,013     372,827      (5,814)

      8/24/2004        2,137,828  PEN       614,801     610,372       4,429

      9/20/2004        1,325,499  PEN       380,762     379,581       1,181

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       7/23/2004    20,405,820    RUB     $698,915      695,969     $   2,946

       8/19/2004     7,754,720    RUB      264,497      262,427         2,070

       9/20/2004    10,930,820    RUB      371,094      370,788           306

       7/26/2004     1,210,533    SGD      703,549      714,283       (10,734)

       8/24/2004       459,857    SGD      267,420      268,232          (812)

       9/20/2004       652,919    SGD      379,976      380,079          (103)

       8/24/2004    20,289,808    SKK      618,024      603,145        14,879

       9/21/2004    12,736,830    SKK      387,265      383,293         3,972

       8/24/2004     9,008,368    TWD      268,331      268,706          (375)

       9/20/2004    12,719,430    TWD      379,228      378,836           392

       8/24/2004     4,138,534    ZAR      658,452      603,206        55,246

       9/21/2004     2,613,089    ZAR      413,550      399,708        13,842
                                                                    ---------

                                                                    $(133,251)
                                                                    =========

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       9/8/2004     36,472,500    CNY    $ 4,412,574   4,500,000     $ 87,426

       9/8/2004     36,407,250    CNY      4,404,680   4,452,343       47,663

       7/20/2004     8,994,000    EUR     10,951,141  11,066,874      115,733

       8/24/2004     2,490,000    ZAR        396,166     395,640         (526)

       9/21/2004     1,526,000    ZAR        241,506     241,257         (249)
                                                                     --------

                                                                     $250,047
                                                                     ========

BRL - Brazilian Real
CLP - Chilean Peso
CN - China Yuan Renminbi
EUR - Euro
HKD - Hong Kong Dollar
INR - Indian Rupee
JPY - Japanese Yen
KRW - South Korean Won
MXP - Mexican Peso
PEN - Peruvian Nuevo Sol
RUB - Russian Ruble
SGD - Singapore Dollar
SKK - Slovakian Koruna
TWD - Taiwan Dollar
ZAR - South African Rand
U.S. $ - United States Dollar

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

MET/PUTNAM RESEARCH PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                           Value at    In Exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       9/15/2004    237,610,500    KRW     $204,502      202,567       $1,935
                                                                       ------

                                                                       $1,935
                                                                       ======

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       9/15/2004      1,019,700   CAD    $  759,765      748,376     $(11,389)

       9/15/2004        689,300   GBP     1,241,247    1,248,453        7,206

       9/15/2004     52,721,300   JPY       483,801      483,536         (265)

       9/15/2004    237,610,500   KRW       204,502      202,273       (2,229)
                                                                     --------

                                                                     $ (6,677)
                                                                     ========


CAD - Canadian Dollar
GBP - British Pound
KRW - South Korean Won
JPY - Japanese Yen
U.S. $ - United States Dollar

9. OPTIONS

During the period ended June 30, 2004 the following option contracts were written:

                                 Met/AIM             J.P. Morgan              PIMCO                      PIMCO
                             Small Cap Growth        Quality Bond      Inflation Protected Bond       Total Return
                                Portfolio             Portfolio             Portfolio                  Portfolio
                           -------------------  ---------------------  ------------------------ -----------------------
                           Number of             Number of             Number of                 Number of
                           Contracts  Premium    Contracts    Premium  Contracts     Premium     Contracts     Premium
                           --------- ---------  -----------  --------   ----------    --------  -----------  ----------
Options outstanding at
  December 31, 2003.......     230   $  32,033   10,500,000  $ 39,375  64,000,000    $560,202   372,600,228  $5,679,905
Options written...........   1,536     248,330           --        --          --          --     5,800,572     561,533
Options bought back.......    (748)   (110,764) (10,500,000)  (39,375)         --          --            --          --
Options closed and expired    (862)   (139,317)          --        --          --          --          (228)   (191,520)
                             -----   ---------  -----------  --------   ----------    --------  -----------  ----------
Options outstanding at
  June 30, 2004...........     156   $  30,282           --        --  64,000,000    $560,202   378,400,572  $6,049,918
                             =====   =========  ===========  ========   ==========    ========  ===========  ==========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



10. SWAP AGREEMENTS

Open swap agreements at June 30, 2004, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                               Description                              Value
--------------- ---------- ----------------------------------------------------------------- ----------

10,900,000  USD 12/18/2033 Agreement with Bank of America N.A. dated 3/2/2004 to receive     $  311,535
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 6.00%.

14,600,000  USD 12/15/2014 Agreement with J.P. Morgan Chase Bank dated 6/2/2004 to pay          377,822
                           semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

21,600,000  USD 12/15/2014 Agreement with Bank of America N.A. dated 5/27/2004 to receive       558,941
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%.

   400,000  EUR  3/15/2007 Agreement with Merrill Lynch Capital Services, Inc., dated             5,184
                           2/10/2004 to receive annually the notional amount multiplied
                           4.00% and to pay annually the notional amount multiplied by the 6 month EUR-EURIBOR-TELERATE.

   500,000  EUR 3/15/2007  Agreement with J.P. Morgan Chase Bank dated 4/12/2004 to               6,530
                           receive annually the notional amount multiplied by 4.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-TELERATE.

35,200,000  EUR 6/17/2015  Agreement with J.P. Morgan Chase Bank dated 4/27/2004 to             830,384
                           receive annually the notional amount multiplied by 5.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-TELERATE.
                                                                                             ----------

                                                                                             $2,090,396
                                                                                             ==========

EUR - Euro
USD - United States Dollar

PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                               Description                              Value
--------------- ---------- ------------------------------------------------------------------ --------

1,700,000  USD   9/30/2004 Agreement with Bank of America N.A. dated 3/31/2004 to receive     $(3,957)
                           if positive and to pay if negative, monthly through 9/30/2004, the index return of the Lehamn Brothers ERISA Eligible Investment
                           Grade Commercial Mortgage-Backed Securities Daily Index in
                           exchange for an amount to be paid monthly equal to the USD-
                           LIBOR-BBA rate minus 0.63%.

4,000,000  USD   9/30/2004 Agreement with Morgan Stanley Capital Services, Inc., dated         (9,236)
                           3/16/2004 to receive monthly through 9/30/2004, the index
                           return of the Lehamn Brothers ERISA Eligible Investment Grade
                           Commercial Mortgage-Backed Securities Daily Index in exchange for an amount to be paid monthly equal to the USD-LIBOR-BBA rate minus 0.65%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ----------------------------------------------------------------- -----------

   500,000  USD  1/16/2005 Agreement with Merrill Lynch Capital Services, Inc., dated             41,110
                           1/24/2003 to receive semi-annually the notional amount
                           multiplied 16.50% and to pay par in the event of default of
                           Federative Republic of Brazil 8.00% due 4/15/14.

 3,375,000  USD  5/20/2005 Agreement with Morgan Stanley Capital Services, Inc. dated              9,447
                           11/10/2003 to receive semi-annually the notional amount
                           multiplied by 0.625% and to pay par in the event of default of
                           United Mexican States 11.50% due 5/15/26.

29,000,000  USD  8/15/2007 Agreement with Goldman Sachs Capital Markets, LP dated                283,246
                           8/6/2003 to receive semi-annually the notional amount multiplied
                           4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

   300,000  USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 10/15/03 to pay           (5,557)
                           quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of Capital One Financing Corporation
                           8.750% due 2/01/07.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay                (5,110)
                           quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of Lockheed Martin Corporation 8.20%
                           due 12/1/2009.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly     (12,653)
                           the notional amount multiplied by 0.97% and to receive par in the event of default of Goodrich Corporation 7.625% due 12/15/2012.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay                (2,144)
                           quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation
                           7.125% due 2/15/2011.

19,600,000  USD 12/15/2009 Agreement with Bank of America N.A. dated 5/27/2004 to receive      (578,894)
                           semi-annually the notional amount multiplied by the 4.00% and to pay semi-annually the notional amount multiplied by the 3 month
                           USD-LIBOR-BBA.

39,800,000  USD 12/15/2009 Agreement with J.P. Morgan Chase Bank dated 6/2/04 to receive     (1,175,966)
                           semi-annually the notional amount multiplied by 4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

21,000,000  USD 12/15/2014 Agreement with Bank of America N.A. dated 5/27/04 to receive        (543,415)
                           semi-annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

 1,900,000  USD 12/15/2024 Agreement with Bank of America N.A. dated 6/16/04 to pay semi-       (49,152)
                           annually the notional amount multiplied by 6.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

25,900,000  EUR  6/16/2014 Agreement with J.P. Morgan Chase Bank dated 12/3/2003 to          (1,476,571)
                           receive annually the notional amount multiplied by 5.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-TELERATE.

12,100,000  EUR  3/15/2007 Agreement with Merrill Lynch Capital Services, Inc., dated            156,817
                           2/10/2004 to receive annually the notional amount multiplied
                           4.00% and to pay annually the notional amount multiplied by the 6 month EUR-EURIBOR-TELERATE.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                                Description                                 Value
---------------  ---------- -------------------------------------------------------------------- ------------

 17,600,000  EUR 3/15/2007  Agreement with J.P. Morgan Chase Bank dated 4/12/2004 to                  229,877
                            receive annually the notional amount multiplied by 4.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                            EURIBOR-TELERATE.

 11,700,000  EUR 6/17/2012  Agreement with Goldman Sachs Capital Markets, LP dated                  (752,603)
                            4/8/2002 to receive annually the notional amount multiplied by the 6 month EURIBOR and to pay annually the notional amount multiplied by 5.00%.

 68,800,000  EUR 6/16/2014  Agreement with Goldman Sachs Capital Markets, LP dated                (3,922,320)
                            12/23/03 to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-TELERATE and to pay annually the
                            notional amount multiplied by 5.00%.

148,900,000  SEK 6/17/2008  Agreement with Merrill Lynch Capital Services, Inc., dated               (46,360)
                            7/28/2003 to receive annually the notional amount multiplied
                            4.50% and to pay annually the notional amount multiplied by the 3 month SEK-STIBOR-SIDE.

241,400,000  SEK 6/17/2008  Agreements with J.P. Morgan Chase Bank dated 6/17/2003 and               (75,159)
                            6/18/2003 to receive annually the notional amount multiplied by
                            4.50% and to pay annually the notional amount multiplied by the
                            SEK-STIBOR-SIDE.

162,500,000  SEK 6/17/2008  Agreement with Morgan Stanley Capital Services, Inc., dated 6/3/2004     (50,594)
                            to receive annually (commencing 2006) the notional amount
                            multiplied 4.50% and to pay annually (commencing 2006) the notional amount multiplied by the 3 month SEK-STIBOR-SIDE.
                                                                                                 ------------

                                                                                                 $(7,978,194)
                                                                                                 ============

EUR - Euro
SEK - Swedish Krona
USD - United States Dollar

11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid the period ended December 31, 2003 and 2002 were as follows:

                                               Ordinary Income     Long-Term Capital Gain          Total
-                                          ----------------------- ---------------------- ------------------------
                                              2003        2002        2003       2002        2003         2002
-                                          ----------- ----------- ---------- ----------- ----------- ------------

Met/AIM Mid Cap Core Portfolio             $ 1,832,869 $    35,706 $       -- $        -- $ 1,832,869 $     35,706

Harris Oakmark International Portfolio       3,002,349      25,711    273,106          --   3,275,455       25,711

Janus Aggressive Growth Portfolio                   --       3,835         --          --          --        3,835

J.P. Morgan Quality Bond Portfolio           6,861,057   7,428,949         --          --   6,861,057    7,428,949

J.P. Morgan Select Equity Portfolio            695,772     887,100         --          --     695,772      887,100

Lord Abbett America's Value Portfolio          207,582          --         --          --     207,582           --

Lord Abbett Bond Debenture Portfolio        15,972,187  18,063,089         --          --  15,972,187   18,063,089

Lord Abbett Growth and Income Portfolio     15,519,662  12,838,805         --  89,637,114  15,519,662  102,475,919

Lord Abbett Mid-Cap Value Portfolio          1,044,172   2,762,182  2,774,829   2,878,267   3,819,001    5,640,449

MFS Research International Portfolio         1,398,236      96,053         --          --   1,398,236       96,053

Money Market Portfolio                         766,962     746,672         --          --     766,962      746,672

Oppenheimer Capital Appreciation Portfolio          --       4,593         --          --          --        4,593

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                               Ordinary Income     Long-Term Capital Gain        Total
-                                          ----------------------- ---------------------- --------------------
                                              2003        2002        2003        2002       2003       2002
-                                          ----------- -----------  -----------   ----    ----------- --------

PIMCO Inflation Protected Bond Portfolio   $ 8,015,505 $        -- $   164,306    $--     $ 8,179,811 $     --

PIMCO Total Return Portfolio                21,621,640          --   2,238,470     --      23,860,110       --

Met/Putnam Capital Opportunities Portfolio          --      48,895          --     --              --   48,895

Met/Putnam Research Portfolio                    6,783     280,416          --     --           6,783  280,416

Third Avenue Small Cap Value Portfolio       1,983,734     127,430     550,664     --       2,534,398  127,430

T. Rowe Price Mid-Cap Growth Portfolio              --     460,015          --     --              --  460,015

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed   Unrealized       Loss
                                             Ordinary      Long-Term    Appreciation  Carryforwards
                                              Income         Gain      (Depreciation) and Deferrals     Total
-                                          ------------- ------------- -------------- ------------- ------------

Met/AIM Mid Cap Core Equity Portfolio       $        --   $       --    $ 28,369,554  $   (125,361) $ 28,244,193

Met/AIM Small Cap Growth Portfolio                   --           --      38,642,116    (1,357,795)   37,284,321

Harris Oakmark International Portfolio           75,212           --      49,301,701       (19,223)   49,357,690

Janus Aggressive Growth Portfolio                    --           --      35,550,368    (9,290,397)   26,259,971

J.P. Morgan Quality Bond Portfolio            5,408,250    2,259,067       3,427,948       (32,333)   11,062,932

J.P. Morgan Select Equity Portfolio             907,452           --      13,328,005   (43,056,108)  (28,820,651)

Lord Abbett America's Value Portfolio               793           --         862,126        (8,128)      854,791

Lord Abbett Bond Debenture Portfolio         42,393,038           --      57,905,549   (31,186,746)   69,111,841

Lord Abbett Growth and Income Portfolio      12,686,324           --     301,953,901   (61,073,061)  253,567,164

Lord Abbett Growth Opportunities Portfolio           --           --       7,453,281    (5,405,872)    2,047,409

Lord Abbett Mid-Cap Value Portfolio           1,208,160    6,548,820      32,859,734    (3,744,425)   36,872,289

MFS Research International Portfolio          1,492,995           --      41,125,668   (14,985,680)   27,632,983

Money Market Portfolio                               --           --              --        (4,611)       (4,611)

Oppenheimer Capital Appreciation Portfolio    2,196,684           --      64,116,630        (4,956)   66,308,358

PIMCO Inflation Protected Bond Portfolio        360,091           --       2,294,997       (98,301)    2,556,787

PIMCO PEA Innovation Portfolio                  152,852           --       4,999,702        (5,016)    5,147,538

PIMCO Total Return Portfolio                 45,449,307           --       1,558,600    (8,830,686)   38,177,221

Met/Putnam Capital Opportunities Portfolio           --           --       6,331,389   (12,379,397)   (6,048,008)

Met/Putnam Research Portfolio                        --           --       9,416,760    (8,321,710)    1,095,050

Third Avenue Small Cap Value Portfolio        1,454,108      923,581      51,843,183       (11,077)   54,209,795

T. Rowe Price Mid-Cap Growth Portfolio               --           --      51,956,391   (18,755,114)   33,201,277

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



12. ACQUISITIONS

On April 28, 2003, Janus Aggressive Growth Portfolio ("Janus Aggressive") acquired all the net assets of Met Series Fund Janus Growth Portfolio ("Janus Growth") pursuant to a plan of reorganization approved by Janus Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,479,616 Class A shares of Janus Aggressive (valued at $13.9 million) in exchange for the 2,470,823 Class A shares of Janus Growth, 1,148,231 Class B shares of Janus Aggressive (valued at $6.4 million) in exchange for the 1,142,102 Class B shares of Janus Growth and 352,762 Class E shares of Janus Aggressive (valued at $2.0 million) in exchange for the 350,256 Class E shares of Janus Growth outstanding on April 25, 2003. Janus Growth Class A net assets at that date ($13.9 million), including $455,087 of unrealized appreciation and approximately $5.3 million of accumulated net realized losses, were combined with those of Janus Aggressive Class A. Janus Growth Class B net assets at that date ($6.4 million), including $389,287 of unrealized appreciation and $1.7 million of accumulated net realized losses, were combined with those of Janus Aggressive Class B. Janus Growth Class E net assets at that date ($2.0 million), including $145,985 of unrealized appreciation and $268,280 of accumulated net realized losses, were combined with those of Janus Aggressive Class E. The aggregate Class A net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $63,022 and $13,935,443, respectively. The aggregate Class A net assets of Janus Aggressive immediately after the acquisition were $13,998,465. The aggregate Class B net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $76,388,239 and $6,418,611, respectively. The aggregate Class B net assets of Janus Aggressive immediately after the acquisition were $82,806,850. The aggregate Class E net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $9,897 and $1,971,939, respectively. The aggregate Class E net assets of Janus Aggressive immediately after the acquisition were $1,981,836.

On April 28, 2003, MFS Research International Portfolio ("MFS Research") acquired all the net assets of J.P. Morgan International Equity Portfolio ("International Equity") pursuant to a plan of reorganization approved by International Equity shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 6,123,890 Class A shares of MFS Research (valued at $45.0 million) in exchange for the 6,495,035 Class A shares of International Equity and 210,873 Class B shares of MFS Research (valued at $1.5 million) in exchange for the 224,646 Class B shares of International Equity outstanding on April 25, 2003. International Equity Class A net assets at that date ($45.0 million), including $4.2 million of unrealized depreciation and approximately $39.9 million of accumulated net realized losses, were combined with those of MFS Research Class A. International Equity Class B net assets at that date ($1.5 million), including $48,788 of unrealized appreciation and $406,843 of accumulated net realized losses, were combined with those of MFS Research Class B. The aggregate Class A net assets of MFS Research and International Equity immediately before the acquisition were $7,612,751 and $45,010,593, respectively. The aggregate Class A net assets of MFS Research immediately after the acquisition were $52,623,344. The aggregate Class B net assets of MFS Research and International Equity immediately before the acquisition were $104,817,626 and $1,548,933, respectively. The aggregate Class B net assets of MFS Research immediately after the acquisition were $106,365,435.

On April 28, 2003, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of J.P. Morgan Enhanced Index Portfolio ("Enhanced Index") pursuant to a plan of reorganization approved by Enhanced Index shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 5,782,283 Class A shares of Growth and Income (valued at $109.3 million) in exchange for the 9,854,387 Class A shares of Enhanced Index and 249,263 Class B shares of Growth and Income (valued at $4.7 million) in exchange for the 424,220 Class B shares of Enhanced Index outstanding on April 25, 2003. Enhanced Index Class A net assets at that date ($109.3 million), including $15.2 million of unrealized depreciation and approximately $63.3 million of accumulated net realized losses, were combined with those of Growth and Income Class A. Enhanced Index Class B net assets at that date ($4.7 million), including $117,866 of unrealized appreciation and $1.3 million of accumulated net realized losses, were combined with those of Growth and Income Class B. The aggregate Class A net assets of Growth and Income and Enhanced Index immediately before the acquisition were $854,552,441 and $109,285,155, respectively. The aggregate Class A net assets of Growth and Income immediately after the acquisition were $963,837,596. The aggregate Class B net assets of Growth and Income and Enhanced Index immediately before the acquisition were $441,832,788 and $4,696,113, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $446,528,901.

On April 28, 2003, Lord Abbett Growth Opportunities Portfolio ("Growth Opportunities") acquired all the net assets of Lord Abbett Developing Growth Portfolio ("Developing Growth") pursuant to a plan of reorganization approved by Developing Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,703,556 Class A shares of Growth Opportunities (valued at $19.1 million) in exchange for the 2,505,390 Class A shares of Developing Growth and 652,415 Class B shares of Growth Opportunities (valued at $4.6 million) in exchange for the 602,691 Class B shares of Developing Growth outstanding on April 25, 2003. Developing Growth Class A net assets at that date ($19.1 million), including $2.3 million of unrealized depreciation and approximately $12.0 million of accumulated net realized losses, were combined with those of Growth Opportunities Class A. Developing Growth Class B net assets at that date ($4.6 million), including $708,713 of unrealized appreciation and $1.8 million of accumulated net realized losses, were combined with those of Growth Opportunities Class B.
The aggregate Class A net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $1,867,758 and $19,141,178, respectively. The aggregate Class A net assets of Growth Opportunities immediately after the acquisition were $21,089,936. The aggregate Class B net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $14,985,098 and $4,586,478, respectively. The aggregate Class B net assets of Growth Opportunities immediately after the acquisition were $19,571,576.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



13. REORGANIZATIONS:

The following Portfolio reorganizations will be presented to the Board of Trustees on August 19, 2004, for approval. If approved, the reorganizations will be presented to shareholders on or about October 1, 2004. If approved by shareholders, the reorganizations will occur on or about November 22, 2004.

The proposed reorganizations provide for the acquisition of all the assets of:

J.P. Morgan Quality Bond Portfolio in exchange for shares of PIMCO Total Return Portfolio; J.P. Morgan Select Equity Portfolio in exchange for shares of Capital Guardian U.S. Equity Portfolio (a series of Metropolitan Series Fund, Inc.); Met/Putnam Research Portfolio in exchange for shares of Oppenheimer Capital Appreciation Portfolio. All Portfolios are series of Met Investors Series Trust unless otherwise noted.

14. PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

15. PROXY VOTING RECORD

No later than August 31, 2004 the Trust, on behalf of each of its series, will file with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

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Notes to Pro forma Combining Financial Statements (Unaudited)
June 30, 2004

The Pro forma statements give effect to the proposed transfer of the assets and stated liabilities of the J.P. Morgan Quality Bond Portfolio in exchange for shares of the PIMCO Total Return Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, PIMCO Total Return Portfolio, and the results of operations of the PIMCO Total Return Portfolio for pre-combination periods will not be restated. The Pro forma combined financial statements do not reflect the expenses of either fund in carrying out its obligation under the proposed Agreement and Plan or Reorganization. All of the costs of the reorganization will be paid by MetLife or one of it's affiliates.

The Pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the PIMCO Total Return Portfolio and the J.P. Morgan Quality Bond Portfolio, as though the reorganization occurred as of June 30, 2004. The Pro forma unaudited statements of operations reflect the results of operations of each of the merged funds for the period ended June 30, 2004, as though the reorganization occurred as of the beginning of the period.

The Pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the J.P. Morgan Quality Bond Portfolio and PIMCO Total Return Portfolio which are incorporated by reference in the Statement of Additional Information.

Schedule of Investments
06/30/04 (Unaudited)

Fund                                      Cusip              Security Description                 Maturity Date               Rate
J.P. Morgan Quality Bond Portfolio        0010EPAB4          AEP TEX CENT CO                         2/15/2013                 5.5
J.P. Morgan Quality Bond Portfolio        001822AB1          ANZ CAP TR I                           12/15/2049                5.36
J.P. Morgan Quality Bond Portfolio        00184AAC9          TIME WARNER INC                         4/15/2031               7.625
J.P. Morgan Quality Bond Portfolio        00184AAG0          AOL TIME WARNER INC                      5/1/2032                 7.7
J.P. Morgan Quality Bond Portfolio        00209AAE6          AT+T WIRELESS SVCS INC                   3/1/2011               7.875
J.P. Morgan Quality Bond Portfolio        00209AAF3          AT+T WIRELESS SVCS INC                   3/1/2031                8.75
J.P. Morgan Quality Bond Portfolio        00209AAG1          AT+T WIRELESS                            5/1/2012               8.125
J.P. Morgan Quality Bond Portfolio        00209TAA3          AT+T BROADBAND CORP                     3/15/2013               8.375
J.P. Morgan Quality Bond Portfolio        002927AA9          ABBEY NATL CAP                         12/29/2049               8.963
J.P. Morgan Quality Bond Portfolio        003669AC2          ABITIBI CONSOLIDATED CO CDA             6/20/2013                   6
J.P. Morgan Quality Bond Portfolio        003723AA1          ABN AMRO NORTH AMER HLDG               12/31/2049               6.523
J.P. Morgan Quality Bond Portfolio        00440EAG2          ACE INA HLDG INC                        6/15/2014               5.875
J.P. Morgan Quality Bond Portfolio        010392EJ3          ALABAMA PWR CO                          12/1/2006                 2.8
J.P. Morgan Quality Bond Portfolio        0185E2000          ALLIANCE + LEICESTER YRS 1+2            7/15/2004               1.085
J.P. Morgan Quality Bond Portfolio        01958XBE6          ALLIED WASTE NORTH AMER INC             2/15/2014               6.125
J.P. Morgan Quality Bond Portfolio        01958XBG1          ALLIED WASTE NORTH AMER INC             4/15/2014               7.375
J.P. Morgan Quality Bond Portfolio        01F050478          FNMA TBA JUL 15 SINGLE FAM              12/1/2099                   5
PIMCO Total Return Portfolio              01F050486          FNMA TBA AUG 15 SINGLE FAM              12/1/2099                   5
J.P. Morgan Quality Bond Portfolio        01F050486          FNMA TBA AUG 15 SINGLE FAM              12/1/2099                   5
PIMCO Total Return Portfolio              01F050676          FNMA TBA JUL 30 SINGLE FAM              12/1/2099                   5
PIMCO Total Return Portfolio              01F052672          FNMA TBA JUL 30 SINGLE FAM              12/1/2099                 5.5
J.P. Morgan Quality Bond Portfolio        01F052672          FNMA TBA JUL 30 SINGLE FAM              12/1/2099                 5.5
J.P. Morgan Quality Bond Portfolio        01F060683          FNMA  TBA AUG 30 SINGLE FAM             12/1/2099                   6
J.P. Morgan Quality Bond Portfolio        01N052673          GNMA I  TBA JUL 30 SINGLE FAM           12/1/2099                 5.5
J.P. Morgan Quality Bond Portfolio        01N060676          GNMA I  TBA JUL 30 SINGLE FAM           12/1/2099                   6
PIMCO Total Return Portfolio              0220X1006          ALTRIA GROUP INC                       10/29/2004             1.83125
J.P. Morgan Quality Bond Portfolio        023551AH7          AMERADA HESS CORP                       8/15/2011                6.65
J.P. Morgan Quality Bond Portfolio        023551AJ3          AMERADA HESS CORP                       8/15/2031                 7.3
J.P. Morgan Quality Bond Portfolio        02582JCN8          AMERICAN EXPRESS CR ACCOUNT MA          1/15/2009                1.69
J.P. Morgan Quality Bond Portfolio        02635PSA2          AMERICAN GEN FIN CORP MTN              11/15/2007                 4.5
J.P. Morgan Quality Bond Portfolio        02635PSH7          AMERICAN GEN FIN CORP MTN              11/15/2006                   3
PIMCO Total Return Portfolio              02R052479          FHLMC TBA JUL 15 GOLD SINGLE            12/1/2099                 5.5
J.P. Morgan Quality Bond Portfolio        02R052677          FHLMC TBA JUL 30 GOLD SINGLE            12/1/2099                 5.5
J.P. Morgan Quality Bond Portfolio        02R060688          FHLMC TBA AUG 30 GOLD SINGLE            12/1/2099                   6
J.P. Morgan Quality Bond Portfolio        03061NGP8          AMERICREDIT AUTOMOBILE RECEIVA          10/9/2007                2.75
J.P. Morgan Quality Bond Portfolio        03061NGQ6          AMERICREDIT AUTOMOBILE REC               5/6/2010                3.48
PIMCO Total Return Portfolio              03072SSV8          AMERIQUEST MTG SECS INC                 6/25/2034                   1
J.P. Morgan Quality Bond Portfolio        032479AD9          ANADARKO FIN CO                          5/1/2031                 7.5
J.P. Morgan Quality Bond Portfolio        03937LAA3          ARCH CAP GROUP LTD                       5/1/2034                7.35
J.P. Morgan Quality Bond Portfolio        03939RAA8          ARCH WESTN FIN LLC                       7/1/2013                6.75
J.P. Morgan Quality Bond Portfolio        040555CE2          ARIZONA PUB SVC CO                      5/15/2015                4.65
J.P. Morgan Quality Bond Portfolio        04529U008          ASPEN FUNDING CORP                      7/12/2004                1.18
PIMCO Total Return Portfolio              046003JM2          ASSOCIATES CORP NORTH AMER              5/16/2005                 6.2
J.P. Morgan Quality Bond Portfolio        04621XAC2          ASSURANT INC                            2/15/2014               5.625
J.P. Morgan Quality Bond Portfolio        04621XAD0          ASSURANT INC                            2/15/2034                6.75
J.P. Morgan Quality Bond Portfolio        04915U000          ATLANTIS ONE FDG CORP                   10/1/2004                1.07
J.P. Morgan Quality Bond Portfolio        054536AA5          AXA SA                                 12/15/2030                 8.6
J.P. Morgan Quality Bond Portfolio        05565QAK4          BP CAP MKTS P L C                      12/29/2006                2.75
PIMCO Total Return Portfolio              056559AM9          BADGER TOB ASSET SECURITIZATIO           6/1/2032               6.375
J.P. Morgan Quality Bond Portfolio        05947ULY2          BANC AMERCOML MTG INC                   3/11/2041               5.061
J.P. Morgan Quality Bond Portfolio        05947UPR3          BANC AMERCOML MTG INC                  11/10/2039               4.429
PIMCO Total Return Portfolio              05948XJ44          BANC AMERMTG SECS INC                   1/25/2034                1.75
PIMCO Total Return Portfolio              06278M004          BANK IRELAND GOVERNOR + CO               9/1/2004               1.255
PIMCO Total Return Portfolio              06278M004          BANK IRELAND GOVERNOR + CO               9/8/2004                1.28
J.P. Morgan Quality Bond Portfolio        0660P0004          BANKAMERICA CORP                         7/6/2004                1.06
J.P. Morgan Quality Bond Portfolio        0667L0003          BANQUE GENERALE DU LUXEMBOURG           7/12/2004               1.085
PIMCO Total Return Portfolio              06737J006          BARCLAYS U S FUND                       8/23/2004                1.21
PIMCO Total Return Portfolio              07383FC89          BEAR STEARNS COML MTG SECS INC          5/14/2016                1.15
PIMCO Total Return Portfolio              07383FGE2          BEAR STEARNS COML MTG SECS INC         12/15/2010                5.06
J.P. Morgan Quality Bond Portfolio        07383FXN3          BEAR STEARNS COML MTG SECS INC          8/13/2039                4.68
PIMCO Total Return Portfolio              07384MSJ2          BEAR STEARNS ARM TR                     1/25/2033                 5.2
PIMCO Total Return Portfolio              07384YBM7          BEAR STEARNS ASSET BACKED SECS         10/25/2032                   1
J.P. Morgan Quality Bond Portfolio        097751AH4          BOMBARDIER INC                           5/1/2014                 6.3
J.P. Morgan Quality Bond Portfolio        105756AJ9          BRAZIL FEDERATIVE REP                  10/15/2009                14.5
PIMCO Total Return Portfolio              105756AP5          BRAZIL FERERATIVE REP                   8/17/2040                  11
PIMCO Total Return Portfolio              105756AT7          BRAZIL FEDERATIVE REP                   1/11/2012                  11
PIMCO Total Return Portfolio              105756AU4          BRAZIL FEDERATIVE REP                   3/12/2008                11.5
J.P. Morgan Quality Bond Portfolio        105756AY6          BRAZIL FEDERATIVE REP                    8/7/2011                  10
J.P. Morgan Quality Bond Portfolio        111021AD3          BRITISH TELECOMMUNICATIONS PLC         12/15/2010                   0
PIMCO Total Return Portfolio              12489WEN0          C BASS TR                               1/25/2032                   1
PIMCO Total Return Portfolio              125581AB4          CIT GROUPINC                             4/2/2012                7.75
PIMCO Total Return Portfolio              '1266716E1         CWABS INC                               8/25/2023                   1
J.P. Morgan Quality Bond Portfolio        126671Q82          CWABS INC                               4/25/2030               3.613
J.P. Morgan Quality Bond Portfolio        126671R40          CWABS INC                               1/25/2034               5.413
PIMCO Total Return Portfolio              126673AC6          CWABS INC                              12/25/2034                   1
PIMCO Total Return Portfolio              12669CD98          CWMBS INC                               7/25/2032                5.75
PIMCO Total Return Portfolio              12669CF21          CWMBS INC                               7/25/2032                 6.5
PIMCO Total Return Portfolio              12669CW63          CWMBS INC                               8/25/2017                   6
J.P. Morgan Quality Bond Portfolio        12669EUF1          CWMBS INC                               8/25/2033                 5.5
J.P. Morgan Quality Bond Portfolio        126826AA4          CABINET MINISTERS UKRAINE                3/4/2011               6.875
J.P. Morgan Quality Bond Portfolio        127391AA8          CADETS TR                               7/15/2013                 4.8
PIMCO Total Return Portfolio              13033WLB7          CALIFORNIA INFRASTRUCTURE + EC           7/1/2036                   5
J.P. Morgan Quality Bond Portfolio        130657BB4          CALIFORNIA ST DEPT TRANSN REV            2/1/2014                   5
PIMCO Total Return Portfolio              13067JAZ4          CALIFORNIA ST ECONOMIC RECOVER           7/1/2012                5.25
J.P. Morgan Quality Bond Portfolio        131347BD7          CALPINE CORP                            7/15/2013                8.75
J.P. Morgan Quality Bond Portfolio        136375BD3          CANADIAN NATL RY CO                     7/15/2028                 6.9
J.P. Morgan Quality Bond Portfolio        139732DY4          CAPITAL AUTO RECEIVABLES ASSET          1/15/2009                1.96
J.P. Morgan Quality Bond Portfolio        14040HAF2          CAPITAL ONE FINL CORP                    2/1/2007                8.75
J.P. Morgan Quality Bond Portfolio        14040KCD8          CAPITAL ONE MASTER TR                   8/17/2009                 4.6
J.P. Morgan Quality Bond Portfolio        14041GBN5          CAPITAL ONE AUTO FIN TR                 9/15/2010                3.18
J.P. Morgan Quality Bond Portfolio        14041NAJ0          CAPITAL ONE MULTI ASSET EXECUT          1/15/2009                   1
J.P. Morgan Quality Bond Portfolio        14041NAW1          CAPITAL ONE MULTI ASSET EXECUT          7/15/2011                3.65
J.P. Morgan Quality Bond Portfolio        151313AS2          CENDANT CORP                            3/15/2015               7.125
PIMCO Total Return Portfolio              151314FM8          CENDANT MTG CORP                       10/21/2033                   6
J.P. Morgan Quality Bond Portfolio        152312AN4          CENTEX CORP                             5/15/2014                 5.7
J.P. Morgan Quality Bond Portfolio        16115V000          CHARTA CORP YRS 1+2                      7/6/2004                1.07
PIMCO Total Return Portfolio              161551BL9          CHASE FDGTR                             9/25/2029                   1
J.P. Morgan Quality Bond Portfolio        167501Q40          CHICAGO IL BRD ED                       12/1/2014                   5
J.P. Morgan Quality Bond Portfolio        167501Q57          CHICAGO IL BRD ED                       12/1/2015                   5
J.P. Morgan Quality Bond Portfolio        167501Q65          CHICAGO IL BRD ED                       12/1/2016                   5
J.P. Morgan Quality Bond Portfolio        167501Q73          CHICAGO IL BRD ED                       12/1/2017                   5
J.P. Morgan Quality Bond Portfolio        167501Q81          CHICAGO IL BRD ED                       12/1/2018                   5
PIMCO Total Return Portfolio              17248RAF3          CINGULAR WIRELESS LLC                  12/15/2011                 6.5
PIMCO Total Return Portfolio              172967BP5          CITIGROUPINC                            8/27/2012               5.625
J.P. Morgan Quality Bond Portfolio        17303CBN0          CCIMT                                   3/10/2011                6.15
PIMCO Total Return Portfolio              17304T004          CITIBANK NEW YORK N.A.                   8/5/2004                 1.1
J.P. Morgan Quality Bond Portfolio        17305ECA1          CITIBANK CR CARD ISSUANCE TR            1/20/2009                2.55
PIMCO Total Return Portfolio              1810542D8          CLARK CNTY NV SCH DIST                  6/15/2013               5.375
J.P. Morgan Quality Bond Portfolio        195325AW5          COLOMBIA REP                             4/9/2011                9.75
J.P. Morgan Quality Bond Portfolio        196454EZ1          COLORADO DEPT TRANSN REV               12/15/2016                   5
J.P. Morgan Quality Bond Portfolio        196454FL1          COLORADO DEPT TRANSN REV               12/15/2014                   5
J.P. Morgan Quality Bond Portfolio        196454FM9          COLORADO DEPT TRANS REV                12/15/2015                   5
J.P. Morgan Quality Bond Portfolio        199575AR2          COLUMBUS SOUTHN PWR CO                   3/1/2013                 5.5
J.P. Morgan Quality Bond Portfolio        20030NAC5          COMCAST CORP                            3/15/2033                7.05
J.P. Morgan Quality Bond Portfolio        2044WD003          COMPASS SEC YRS 3+4                     7/22/2004                1.24
J.P. Morgan Quality Bond Portfolio        210371AH3          CONSTELLATION ENERGY GROUP INC           4/1/2012                   7
J.P. Morgan Quality Bond Portfolio        22540AXK9          CREDIT SUISSE FIRST BOSTON MTG         12/16/2035                6.38
PIMCO Total Return Portfolio              22540VK43          CREDIT SUISSE FIRST BOSTON MTG          3/25/2032               2.487
PIMCO Total Return Portfolio              22540VTS1          CREDIT SUISSE FIRST BOSTON MTG          2/25/2032                2.23
J.P. Morgan Quality Bond Portfolio        22541LAM5          CREDIT SUISSE FIRST BOSTON USA          1/15/2014               5.125
PIMCO Total Return Portfolio              22541NGH6          CREDIT SUISSE FIRST BOSTON MTG          8/25/2033             2.36063
PIMCO Total Return Portfolio              22541NKZ1          CREDIT SUISSE FIRST BOSTON MTG          9/22/2017                5.75
PIMCO Total Return Portfolio              22541NX20          CREDIT SUISSE FIRST BOSTON MTG          4/25/2033                 6.5
J.P. Morgan Quality Bond Portfolio        228344AC1          CROWN EUROPEAN HLDGS SA                  3/1/2011                 9.5
J.P. Morgan Quality Bond Portfolio        22844U008          CROWN POINT CAP CO                       8/6/2004                1.17
J.P. Morgan Quality Bond Portfolio        23331AAL3          D R HORTON INC                          4/15/2012                 8.5
J.P. Morgan Quality Bond Portfolio        233331AJ6          DTE ENERGY CO                           4/15/2033               6.375
J.P. Morgan Quality Bond Portfolio        233835AA5          DAIMLER CHRYSLER NORTL HLDG CO           9/1/2009                 7.2
PIMCO Total Return Portfolio              233835AQ0          DAIMLER CHRYSLER HLDGS                  1/18/2031                 8.5
J.P. Morgan Quality Bond Portfolio        233835AV9          DAIMLERCHRYSLER NORTH AMER               6/4/2008                4.05
J.P. Morgan Quality Bond Portfolio        236363AA5          DANSKE BKA/S                           12/31/2049                   1
J.P. Morgan Quality Bond Portfolio        23636J003          DANSKE CORP DISC 3/A3 SER A             7/30/2004                1.12
J.P. Morgan Quality Bond Portfolio        24821CAA8          DEN NORSKE BK                           6/29/2049                   1
PIMCO Total Return Portfolio              251237ZN6          DETROIT MI SEW DISP REV                  7/1/2032                   5
PIMCO Total Return Portfolio              25156PAA1          DEUTSCHE TELEKOM INTL FIN BV            6/15/2005                8.25
J.P. Morgan Quality Bond Portfolio        25156PAB9          DEUTSCHE TELEKOM INTL                   6/15/2010                   8
J.P. Morgan Quality Bond Portfolio        25156PAC7          DEUTSCHE TELEKOM INTL FIN BV            6/15/2030                8.75
J.P. Morgan Quality Bond Portfolio        25156PAF0          DEUTSCHE TELEKOM INTL FIN B V           7/22/2013                5.25
J.P. Morgan Quality Bond Portfolio        25746UAA7          DOMINION RES INC VA                     6/15/2010               8.125
J.P. Morgan Quality Bond Portfolio        260543BJ1          DOW CHEM CO                             11/1/2029               7.375
J.P. Morgan Quality Bond Portfolio        26439RAJ5          DUKE CAP CORP                           2/15/2013                6.25
J.P. Morgan Quality Bond Portfolio        27876GAQ1          ECHOSTAR DBS                            10/1/2011               6.375
J.P. Morgan Quality Bond Portfolio        28100M002          EDISON ASSET SEC YRS 3+4                10/1/2004                1.14
PIMCO Total Return Portfolio              281020AB3          EDISON INTL                             9/15/2004               6.875
PIMCO Total Return Portfolio              28368EAE6          EL PASO ENERGY CORP MTN                 1/15/2032                7.75
J.P. Morgan Quality Bond Portfolio        285661AD6          ELECTRONIC DATA SYS CORP NEW             8/1/2013                   6
PIMCO Total Return Portfolio              29270CEX9          ENERGY NORTHWEST WASH ELEC REV           7/1/2014                 5.5
PIMCO Total Return Portfolio              29270CFC4          ENERGY NORTHWEST WA ELE REV              7/1/2012                 5.5
PIMCO Total Return Portfolio              29364LAH5          ENTERGY GULF STS INC                     6/1/2008                 3.6
J.P. Morgan Quality Bond Portfolio        293791AD1          ENETERPRISE PRODS OPER L P               2/1/2013               6.375
J.P. Morgan Quality Bond Portfolio        302570AK2          FPL GROUPCAP INC                        9/15/2006               7.625
J.P. Morgan Quality Bond Portfolio        30601W000          FAIRWAY FINANCE CORP YRS 3+4            7/20/2004                1.24
PIMCO Total Return Portfolio              31280FNQ1          FED HM LNPC POOL E61299                  9/1/2010                   7
PIMCO Total Return Portfolio              31282UZ67          FED HM LNPC POOL M90765                 10/1/2007                 4.5
PIMCO Total Return Portfolio              31282UZF7          FED HM LNPC POOL M90742                  7/1/2007                 5.5
PIMCO Total Return Portfolio              3128E2RS7          FED HM LNPC POOL D95897                  3/1/2023                 5.5
PIMCO Total Return Portfolio              3128E2RT5          FED HM LNPC POOL D95898                  2/1/2023                   6
PIMCO Total Return Portfolio              3128GCMX7          FED HM LNPC POOL E77574                  6/1/2014                   6
PIMCO Total Return Portfolio              3128GDZX1          FED HM LNPC POOL E78858                 10/1/2014                   6
PIMCO Total Return Portfolio              3128GGGX5          FED HM LNPC POOL E80214                  3/1/2015                   6
PIMCO Total Return Portfolio              3128GKSH8          FED HM LNPC POOL E83220                  4/1/2016                 5.5
PIMCO Total Return Portfolio              312916CR8          FEDERAL HOME LN MTG PC GTD              5/15/2008                 6.5
PIMCO Total Return Portfolio              31293RKF7          FED HM LNPC POOL C27494                  6/1/2029                 6.5
PIMCO Total Return Portfolio              31294JPQ5          FED HM LNPC POOL E00431                  5/1/2011                   6
PIMCO Total Return Portfolio              31294JW79          FED HM LNPC POOL E00670                  5/1/2014                 5.5
PIMCO Total Return Portfolio              31295MNX4          FED HM LNPC POOL 788506                  1/1/2029                4.75
PIMCO Total Return Portfolio              31295MZJ2          FED HM LNPC POOL 788845                 11/1/2031                   1
PIMCO Total Return Portfolio              31335HPM9          FED HM LNPC POOL C90428                  3/1/2021                   6
PIMCO Total Return Portfolio              31335HSA2          FED HM LNPC POOL C90513                  1/1/2022                   6
PIMCO Total Return Portfolio              31335HUG6          FED HM LNPC POOL C90583                 10/1/2022                   6
PIMCO Total Return Portfolio              31335HUZ4          FED HM LNPC POOL C90600                 12/1/2022                   6
PIMCO Total Return Portfolio              31335HWE9          FED HM LNPC POOL C90645                  3/1/2023                 5.5
PIMCO Total Return Portfolio              31335HXK4          FED HM LNPC POOL C90682                  4/1/2023                   6
PIMCO Total Return Portfolio              31335KHL3          FED HM LNPC POOL E20235                  4/1/2011                 6.5
PIMCO Total Return Portfolio              31336R7E4          FED HM LNPC POOL 1B0393                  8/1/2032                   1
PIMCO Total Return Portfolio              313384F95          FEDERAL HOME LN BK CONS DSC NT          9/15/2004                1.41
PIMCO Total Return Portfolio              313384YV5          FEDERAL HOME LN BK CONS DSC NT           7/1/2004                1.25
J.P. Morgan Quality Bond Portfolio        313384YV5          FEDERAL HOME LN BK CONS DSC NT           7/1/2004                1.25
J.P. Morgan Quality Bond Portfolio        313384ZT9          FEDERAL HOME LN BK CONS DSC NT          7/23/2004                1.21
PIMCO Total Return Portfolio              313396A60          FEDERAL HOME LN MTG DISC NTS             8/3/2004                1.06
PIMCO Total Return Portfolio              313396A60          FEDERAL HOME LN MTG DISC NTS             8/3/2004               1.055
PIMCO Total Return Portfolio              313396C43          FEDERAL HOME LN MTG DISC NTS            8/17/2004                1.15
PIMCO Total Return Portfolio              313396C43          FEDERAL HOME LN MTG DISC NTS            8/17/2004                1.15
PIMCO Total Return Portfolio              313396C76          FEDERAL HOME LN MTG DISC NTS            8/20/2004               1.205
PIMCO Total Return Portfolio              313396D26          FEDERAL HOME LN MTG DISC NTS            8/23/2004                1.28
PIMCO Total Return Portfolio              313396D34          FEDERAL HOME LN MTG DISC NTS            8/24/2004                1.18
PIMCO Total Return Portfolio              313396D34          FEDERAL HOME LN MTG DISC NTS            8/24/2004               1.175
PIMCO Total Return Portfolio              313396D34          FEDERAL HOME LN MTG DISC NTS            8/24/2004               1.175
PIMCO Total Return Portfolio              313396F81          FEDERAL HOME LN MTG DISC NTS            9/14/2004                1.45
PIMCO Total Return Portfolio              313396F81          FEDERAL HOME LN MTG DISC NTS            9/14/2004                1.45
PIMCO Total Return Portfolio              313396F81          FEDERAL HOME LN MTG DISC NTS            9/14/2004                1.44
PIMCO Total Return Portfolio              313396G72          FEDERAL HOME LN MTG DISC NTS            9/21/2004               1.435
PIMCO Total Return Portfolio              313396G72          FEDERAL HOME LN MTG DISC NTS            9/21/2004               1.435
PIMCO Total Return Portfolio              313396H63          FEDERAL HOME LN MTG CORP                9/28/2004               1.465
PIMCO Total Return Portfolio              313396H89          FEDERAL HOME LN MTG DISC NTS            9/30/2004             1.29805
PIMCO Total Return Portfolio              313396K51          FEDERAL HOME LN MTG DISC NTS           10/13/2004                1.52
PIMCO Total Return Portfolio              313396L43          FEDERAL HOME LN MTG DISC NTS           10/20/2004                1.56
PIMCO Total Return Portfolio              31339NFJ0          FEDERAL HOME LN MTG CORP                2/15/2019                 6.5
PIMCO Total Return Portfolio              31339WC61          FEDERAL HOME LN MTG CORP                1/15/2020                   6
PIMCO Total Return Portfolio              3133T0T95          FEDERAL HOME LN MTG PC GTD             10/15/2022                 6.5
PIMCO Total Return Portfolio              3133T2CN8          FEDERAL HOME LN MTG PC GTD             10/15/2022                   6
PIMCO Total Return Portfolio              3133T2RG7          FEDERAL HOME LN MTG PC GTD             11/15/2023                   1
PIMCO Total Return Portfolio              3133T3WY0          FEDERAL HOME LN MTG PC GTD              1/15/2024                 6.5
PIMCO Total Return Portfolio              3133T3Z50          FEDERAL HOME LN MTG PC GTD             10/15/2022               6.375
PIMCO Total Return Portfolio              31340BQV4          FED HM LNPC POOL 141368                  7/1/2007                   7
J.P. Morgan Quality Bond Portfolio        3134A4KX1          FEDERAL HOME LN MTG CORP                7/15/2032                6.25
PIMCO Total Return Portfolio              313588A70          FEDERAL NATL MTG ASSN DISC NTS           8/4/2004               1.055
PIMCO Total Return Portfolio              313588B61          FEDERAL NATL MTG ASSN DISC NTS          8/11/2004                1.13
PIMCO Total Return Portfolio              313588C52          FEDERAL NATL MTG ASSN DISC NTS          8/18/2004               1.155
PIMCO Total Return Portfolio              313588C52          FEDERAL NATL MTG ASSN DISC NTS          8/18/2004                1.15
PIMCO Total Return Portfolio              313588C52          FEDERAL NATL MTG ASSN DISC NTS          8/18/2004                1.15
PIMCO Total Return Portfolio              313588C52          FEDERAL NATL MTG ASSN DISC NTS          8/18/2004                1.15
PIMCO Total Return Portfolio              313588D44          FEDERAL NATL MTG ASSN DISC NTS          8/25/2004                1.18
PIMCO Total Return Portfolio              313588D44          FEDERAL NATL MTG ASSN DISC NTS          8/25/2004                1.18
PIMCO Total Return Portfolio              '313588E35         FEDERAL NATL MTG ASSN DISC NTS           9/1/2004                1.25
PIMCO Total Return Portfolio              313588F26          FEDERAL NATL MTG ASSN DISC NTS           9/8/2004                1.43
PIMCO Total Return Portfolio              313588F26          FEDERAL NATL MTG ASSN DISC NTS           9/8/2004               1.405
PIMCO Total Return Portfolio              313588F91          FEDERAL NATL MTG ASSN DISC NTS          9/15/2004                 1.2
PIMCO Total Return Portfolio              313588G82          FEDERAL NATL MTG ASSN DISC NTS          9/22/2004            1.426748
J.P. Morgan Quality Bond Portfolio        313588G82          FEDERAL NATL MTG ASSN DISC NTS          9/22/2004                1.43
PIMCO Total Return Portfolio              313588L45          FEDERAL NATL MTG ASSN DISC NTS         10/20/2004                1.53
PIMCO Total Return Portfolio              313588ZY4          FEDERAL NATL MTG ASSN DISC NTS          7/28/2004               1.055
PIMCO Total Return Portfolio              313588ZY4          FEDERAL NATL MTG ASSN DISC NTS          7/28/2004               1.055
PIMCO Total Return Portfolio              31359E5K3          FEDERAL NATL MTG ASSN GTD              10/25/2022                6.25
PIMCO Total Return Portfolio              31359GN93          FEDERAL NATL MTG ASSN REMIC            12/25/2022                 6.5
J.P. Morgan Quality Bond Portfolio        31359MGK3          FEDERAL NATL MTG ASSN                  11/15/2030               6.625
PIMCO Total Return Portfolio              31360AGH3          FNMA POOL000200                          3/1/2009                 6.5
PIMCO Total Return Portfolio              31371FB50          FNMA POOL250360                         10/1/2025                   8
PIMCO Total Return Portfolio              31371FWF5          FNMA POOL250946                          2/1/2012                 5.5
PIMCO Total Return Portfolio              31371HNM6          FNMA POOL252496                          6/1/2029                   6
PIMCO Total Return Portfolio              31371J6R0          FNMA POOL253880                          7/1/2016                 6.5
PIMCO Total Return Portfolio              31371K5Z0          FNMA POOL254764                          6/1/2023                 5.5
PIMCO Total Return Portfolio              31371KBL4          FNMA POOL253943                          9/1/2016                 6.5
PIMCO Total Return Portfolio              31371KDH1          FNMA POOL254004                         10/1/2016                 6.5
PIMCO Total Return Portfolio              31371KT43          FNMA POOL254471                          9/1/2022                   6
PIMCO Total Return Portfolio              31371KT84          FNMA POOL254475                         10/1/2017                 6.5
PIMCO Total Return Portfolio              31371KVE8          FNMA POOL254513                         10/1/2022                   6
PIMCO Total Return Portfolio              31371LJB6          FNMA POOL255058                         11/1/2010                 5.5
PIMCO Total Return Portfolio              31373UP50          FNMA POOL303844                          4/1/2011                   7
PIMCO Total Return Portfolio              31374TFF1          FNMA POOL323366                         11/1/2008                   6
PIMCO Total Return Portfolio              31377L4C4          FNMA POOL380719                         10/1/2008                6.09
PIMCO Total Return Portfolio              31378G6M0          FNMA POOL398776                          5/1/2011                   7
PIMCO Total Return Portfolio              31379RE38          FNMA POOL426854                         11/1/2013                   8
PIMCO Total Return Portfolio              31379WDG9          FNMA POOL431303                          7/1/2013                 5.5
PIMCO Total Return Portfolio              31380HSX6          FNMA POOL440734                         12/1/2018                   6
PIMCO Total Return Portfolio              31380YWD8          FNMA POOL454344                          1/1/2014                 5.5
PIMCO Total Return Portfolio              31383XPY9          FNMA POOL516239                          8/1/2014                   8
PIMCO Total Return Portfolio              31384USH8          FNMA POOL534320                         10/1/2028               3.344
PIMCO Total Return Portfolio              31384WER7          FNMA POOL535744                         12/1/2013                 6.5
PIMCO Total Return Portfolio              31384WFN5          FNMA POOL535773                          2/1/2031                   1
PIMCO Total Return Portfolio              31384WFS4          FNMA POOL535777                          3/1/2016                 5.5
PIMCO Total Return Portfolio              31384WHL7          FNMA POOL535835                          4/1/2016                 6.5
PIMCO Total Return Portfolio              31384WJP6          FNMA POOL535870                          4/1/2016                 6.5
PIMCO Total Return Portfolio              31385HJD5          FNMA POOL544860                          9/1/2034                   1
PIMCO Total Return Portfolio              31385HJE3          FNMA POOL544861                         12/1/2036                   1
PIMCO Total Return Portfolio              31385HPJ5          FNMA POOL545025                          6/1/2016                 6.5
PIMCO Total Return Portfolio              31385JGD4          FNMA POOL545696                          6/1/2022                   6
PIMCO Total Return Portfolio              31385JH84          FNMA POOL545755                          6/1/2017                 5.5
PIMCO Total Return Portfolio              31385JNC8          FNMA POOL545887                          9/1/2022                   6
PIMCO Total Return Portfolio              31385NZJ1          FNMA POOL548045                          9/1/2030                 7.5
PIMCO Total Return Portfolio              31385W2T5          FNMA POOL555286                          1/1/2018                   6
PIMCO Total Return Portfolio              31385WSM2          FNMA POOL555024                         11/1/2032               4.795
PIMCO Total Return Portfolio              31385WX38          FNMA POOL555198                          1/1/2023                   6
PIMCO Total Return Portfolio              31387N2W6          FNMA POOL589489                          8/1/2016                 6.5
PIMCO Total Return Portfolio              31387U3X7          FNMA POOL594914                          7/1/2016                 6.5
PIMCO Total Return Portfolio              31388JK53          FNMA POOL606116                          9/1/2031                   1
PIMCO Total Return Portfolio              31388MVW5          FNMA POOL609129                          9/1/2016                   6
PIMCO Total Return Portfolio              31388TU76          FNMA POOL614506                         11/1/2016                 5.5
PIMCO Total Return Portfolio              31388V6Y9          FNMA POOL616587                          3/1/2017                   6
PIMCO Total Return Portfolio              31388YX49          FNMA POOL619099                          5/1/2017                 5.5
PIMCO Total Return Portfolio              31389NCX1          FNMA POOL630186                          2/1/2017                 5.5
PIMCO Total Return Portfolio              31389NX59          FNMA POOL630800                          2/1/2017                 6.5
PIMCO Total Return Portfolio              31389TDQ2          FNMA POOL634711                          6/1/2017                   6
PIMCO Total Return Portfolio              31389TMC3          FNMA POOL634955                          5/1/2017                   6
PIMCO Total Return Portfolio              31389VTF4          FNMA POOL636950                          6/1/2017                   6
PIMCO Total Return Portfolio              31389WS89          FNMA POOL637843                          4/1/2017                   6
PIMCO Total Return Portfolio              31390JC74          FNMA POOL647294                          6/1/2017                   6
PIMCO Total Return Portfolio              31390JEV9          FNMA POOL647348                          8/1/2017                   6
PIMCO Total Return Portfolio              31390NF56          FNMA POOL650988                          7/1/2032                   1
PIMCO Total Return Portfolio              31390NWX6          FNMA POOL651462                          7/1/2017                 6.5
PIMCO Total Return Portfolio              31390PMK0          FNMA POOL652062                          7/1/2017                   6
PIMCO Total Return Portfolio              31390RVF7          FNMA POOL654114                          9/1/2017                 5.5
PIMCO Total Return Portfolio              31390SL90          FNMA POOL654752                          7/1/2017                 6.5
PIMCO Total Return Portfolio              31390TN54          FNMA POOL655712                          8/1/2017                   6
PIMCO Total Return Portfolio              31390YU89          FNMA POOL660407                          8/1/2017                   6
PIMCO Total Return Portfolio              31391JQK9          FNMA POOL668358                         12/1/2017                 5.5
PIMCO Total Return Portfolio              31391LV69          FNMA POOL670337                          9/1/2032                   1
PIMCO Total Return Portfolio              31391LW92          FNMA POOL670372                          9/1/2017                   6
PIMCO Total Return Portfolio              31391Q5J9          FNMA POOL674149                         11/1/2017                 5.5
PIMCO Total Return Portfolio              313921CG1          FEDERAL NATL MTG ASSN                   2/25/2030                 5.5
PIMCO Total Return Portfolio              31392CRC0          FEDERAL NATL MTG ASSN                   4/25/2032                   1
PIMCO Total Return Portfolio              31392JQQ5          FEDERAL NATL MTG ASSN                   4/25/2030                   6
PIMCO Total Return Portfolio              31392PRG2          FEDERAL HOME LN MTG CORP               12/15/2029                   6
PIMCO Total Return Portfolio              31392VWK4          FEDERAL HOME LN MTG CORP                7/15/2032                 3.5
PIMCO Total Return Portfolio              31392WA67          FEDERAL HOME LN MTG CORP                6/15/2018                   5
PIMCO Total Return Portfolio              31392WS27          FEDERAL HOME LN MTG CORP                9/15/2016                   5
PIMCO Total Return Portfolio              31393HC67          FEDERAL HOME LN MTG CORP                2/15/2018                 4.5
PIMCO Total Return Portfolio              31393TB88          FNMA WHOLE LOA                          8/25/2043                1.88
PIMCO Total Return Portfolio              31393YSL0          FEDERAL NATL MTG ASSN                   4/25/2017                 3.5
PIMCO Total Return Portfolio              31394PPS6          FEDERAL HOME LN MTG CORP               10/25/2043                 7.5
PIMCO Total Return Portfolio              31394Y4R2          FEDERAL HOME LN MTG CORP               10/15/2031                   6
PIMCO Total Return Portfolio              31400DZP0          FNMA POOL684850                          3/1/2033                 5.5
PIMCO Total Return Portfolio              31400ECD0          FNMA POOL685068                          5/1/2034                   5
PIMCO Total Return Portfolio              31400FQG5          FNMA POOL686355                          3/1/2018                 5.5
PIMCO Total Return Portfolio              31400JPN3          FNMA POOL689029                          5/1/2018                 5.5
PIMCO Total Return Portfolio              31400JY86          FNMA POOL689335                          3/1/2018                 5.5
PIMCO Total Return Portfolio              31400SBQ1          FNMA POOL695847                          4/1/2018                 5.5
PIMCO Total Return Portfolio              31401N3Q0          FNMA POOL713707                          8/1/2033                 5.5
PIMCO Total Return Portfolio              31401WRK7          FNMA POOL720590                          6/1/2033                 5.5
PIMCO Total Return Portfolio              31402BH72          FNMA POOL723954                          5/1/2018                 5.5
PIMCO Total Return Portfolio              31403FU51          FNMA POOL747704                          5/1/2034                   5
PIMCO Total Return Portfolio              31403MKH1          FNMA POOL752796                          4/1/2034                   5
PIMCO Total Return Portfolio              31403UQJ3          FNMA POOL758357                          5/1/2034                   5
PIMCO Total Return Portfolio              31403WVX2          FNMA POOL760330                         10/1/2004                   1
PIMCO Total Return Portfolio              31403YP72          FNMA POOL761946                          4/1/2034                   5
PIMCO Total Return Portfolio              31404BKU5          FNMA POOL763607                          4/1/2034                   5
PIMCO Total Return Portfolio              31404BWG3          FNMA POOL763947                          1/1/2034                 5.5
PIMCO Total Return Portfolio              31404F3N1          FNMA POOL767705                          4/1/2034                   5
PIMCO Total Return Portfolio              31404FRK1          FNMA POOL767390                          4/1/2034                   5
PIMCO Total Return Portfolio              31404FRS4          FNMA POOL767397                          4/1/2034                   5
PIMCO Total Return Portfolio              31404H6Q7          FNMA POOL769579                          4/1/2034                   5
PIMCO Total Return Portfolio              31404JCT0          FNMA POOL769682                          3/1/2034                   5
PIMCO Total Return Portfolio              31404JDX0          FNMA POOL769718                          4/1/2034                   5
PIMCO Total Return Portfolio              31404MZ68          FNMA POOL773065                          4/1/2034                   5
PIMCO Total Return Portfolio              31404N5L6          FNMA POOL774051                          5/1/2034                   5
PIMCO Total Return Portfolio              31404NFW1          FNMA POOL773381                          5/1/2034                   5
PIMCO Total Return Portfolio              31404NQA7          FNMA POOL773649                          4/1/2034                   5
PIMCO Total Return Portfolio              31404NQL3          FNMA POOL773659                          4/1/2034                   5
PIMCO Total Return Portfolio              31404NS64          FNMA POOL773741                          4/1/2034                   5
PIMCO Total Return Portfolio              31404NUC8          FNMA POOL773779                          4/1/2034                   5
PIMCO Total Return Portfolio              31404P2K6          FNMA POOL774878                          5/1/2034                   5
PIMCO Total Return Portfolio              31404P7H8          FNMA POOL774996                          4/1/2034                   5
PIMCO Total Return Portfolio              31404PG96          FNMA POOL774324                          5/1/2034                   5
PIMCO Total Return Portfolio              31404QY29          FNMA POOL775729                          5/1/2034                   5
PIMCO Total Return Portfolio              31404R2R7          FNMA POOL776684                          4/1/2034                   5
PIMCO Total Return Portfolio              31404RXU6          FNMA POOL776591                          4/1/2034                   5
PIMCO Total Return Portfolio              31404SFL4          FNMA POOL776971                          4/1/2034                   5
PIMCO Total Return Portfolio              31404SV28          FNMA POOL777433                          4/1/2034                   5
PIMCO Total Return Portfolio              31404TNM1          FNMA POOL778096                          5/1/2034                   5
PIMCO Total Return Portfolio              31404TRJ4          FNMA POOL778189                          5/1/2034                   5
PIMCO Total Return Portfolio              31404TTE3          FNMA POOL778249                          5/1/2034                   5
PIMCO Total Return Portfolio              31404TTF0          FNMA POOL778250                          5/1/2034                   5
PIMCO Total Return Portfolio              31404UAY6          FNMA POOL778623                          5/1/2034                   5
PIMCO Total Return Portfolio              31404W3Z7          FNMA POOL781216                          5/1/2034                   5
PIMCO Total Return Portfolio              31404WLL8          FNMA POOL780731                          6/1/2034                   5
PIMCO Total Return Portfolio              31404WSM9          FNMA POOL780924                          5/1/2034                   5
PIMCO Total Return Portfolio              31404WVR4          FNMA POOL781024                          5/1/2034                   5
J.P. Morgan Quality Bond Portfolio        31410HAP6          FEDERATEDDEPT STORES INC DEL             4/1/2009                 6.3
PIMCO Total Return Portfolio              31738PAH1          FINANCIALASSET SECS CORP                9/25/2033                   1
PIMCO Total Return Portfolio              32027NBT7          FIRST FRANKLIN MTG LN TR                2/25/2033                 2.8
J.P. Morgan Quality Bond Portfolio        33901AAA6          FLEET BOSTON CORP                       12/1/2009               7.375
PIMCO Total Return Portfolio              341426GZ1          FLORIDA ST BRD OF ED                     6/1/2032                   5
PIMCO Total Return Portfolio              341426QK3          FLORIDA ST BRD ED CAP OUTLAY             6/1/2032                   5
PIMCO Total Return Portfolio              343136WG8          FLORIDA ST TPK AUTH TPK REV              7/1/2033                   5
J.P. Morgan Quality Bond Portfolio        34527RKF9          FORD CR AUTO OWNER TR                  11/15/2008                3.54
PIMCO Total Return Portfolio              345370CA6          FORD MTR CO DEL                         7/16/2031                7.45
PIMCO Total Return Portfolio              345397SJ3          FORD MTR CR CO                          7/16/2004                 6.7
J.P. Morgan Quality Bond Portfolio        345397SM6          FORD MTR CR CO                         10/28/2009               7.375
J.P. Morgan Quality Bond Portfolio        345397ST1          FORD MTR CR CO                          6/15/2010               7.875
J.P. Morgan Quality Bond Portfolio        345397TZ6          FORD MTR CR CO                          10/1/2013                   7
J.P. Morgan Quality Bond Portfolio        35177PAK3          FRANCE TELECOM SA                        3/1/2011                8.75
J.P. Morgan Quality Bond Portfolio        35177PAL1          FRANCE TELECOM SA                        3/1/2031                   1
J.P. Morgan Quality Bond Portfolio        35802N9A5          FRESENIUSMED CARE CAP TR II              2/1/2008               7.875
J.P. Morgan Quality Bond Portfolio        359577AA1          FUJI JGB INVT L L C                    12/31/2049                9.87
J.P. Morgan Quality Bond Portfolio        36077BAA5          FUND AMERN COS INC                      5/15/2013               5.875
PIMCO Total Return Portfolio              3619999F4          GMAC MORTCORP                            7/1/2013                5.94
PIMCO Total Return Portfolio              36202K4E2          GNMA II POOL 008921                     2/20/2022                   1
PIMCO Total Return Portfolio              36202K5V3          GNMA II POOL 008960                     4/20/2022                   1
PIMCO Total Return Portfolio              36202KAV7          GNMA II POOL 008120                     1/20/2023               4.375
PIMCO Total Return Portfolio              36202KX75          GNMA II POOL 008802                     1/20/2026               6.625
PIMCO Total Return Portfolio              36202KYM1          GNMA II POOL 008816                     2/20/2026                   1
PIMCO Total Return Portfolio              36202KZ40          GNMA II POOL 008863                     5/20/2026                   1
PIMCO Total Return Portfolio              36203CHJ4          GNMA POOL345033                        10/15/2023                   7
PIMCO Total Return Portfolio              36206GNM8          GNMA POOL410896                         1/15/2026                 7.5
PIMCO Total Return Portfolio              36208AH87          GNMA II POOL 839552                    11/20/2027                   1
PIMCO Total Return Portfolio              36208AK67          GNMA II POOL 855440                     9/20/2029                   1
PIMCO Total Return Portfolio              36210LHZ9          GNMA POOL495348                         4/15/2031                 7.5
PIMCO Total Return Portfolio              36210TRL2          GNMA POOL501891                         4/15/2014                   6
PIMCO Total Return Portfolio              36225APL8          GNMA POOL780427                         2/15/2009                8.25
PIMCO Total Return Portfolio              36225CA30          GNMA II POOL 080025                    11/20/2026                   1
PIMCO Total Return Portfolio              36225CA55          GNMA II POOL 080027                     1/20/2027                   1
PIMCO Total Return Portfolio              36225CBK1          GNMA II POOL 080041                     2/20/2027                   1
PIMCO Total Return Portfolio              36225CCW4          GNMA II POOL 080084                     6/20/2027                   1
PIMCO Total Return Portfolio              36225CD86          GNMA II POOL 080126                     9/20/2027                 5.5
PIMCO Total Return Portfolio              36225CDH6          GNMA II POOL 080103                     8/20/2027                   1
PIMCO Total Return Portfolio              36225CEA0          GNMA II POOL 080128                     8/20/2027                5.75
PIMCO Total Return Portfolio              36225CEE2          GNMA II POOL 080132                    11/20/2027                   1
PIMCO Total Return Portfolio              36225CEG7          GNMA II POOL 080134                    11/20/2027                   1
PIMCO Total Return Portfolio              36225CFH4          GNMA II POOL 080167                     2/20/2028                   1
PIMCO Total Return Portfolio              36225CFQ4          GNMA II POOL 080174                     3/20/2028                   1
PIMCO Total Return Portfolio              36225CGG5          GNMA II POOL 080198                     5/20/2028                   1
PIMCO Total Return Portfolio              36225CHF6          GNMA II POOL 080229                    10/20/2028                   1
PIMCO Total Return Portfolio              36225CJ56          GNMA II POOL 080283                     5/20/2029                   1
PIMCO Total Return Portfolio              36225CJQ0          GNMA II POOL 080270                     4/20/2029                   1
PIMCO Total Return Portfolio              36225CJT4          GNMA II POOL 080273                     4/20/2029                   1
PIMCO Total Return Portfolio              36225CKL9          GNMA II POOL 080298                     7/20/2029                   1
PIMCO Total Return Portfolio              36225CKZ8          GNMA II POOL 080311                     8/20/2029                   1
PIMCO Total Return Portfolio              36225CLA2          GNMA II POOL 080320                     9/20/2029                   1
PIMCO Total Return Portfolio              36225CLK0          GNMA II POOL 080329                    10/20/2029                   1
PIMCO Total Return Portfolio              36225CMM5          GNMA II POOL 080363                     1/20/2030                   1
PIMCO Total Return Portfolio              36225CMN3          GNMA II POOL 080364                     1/20/2030                   1
PIMCO Total Return Portfolio              36225CMP8          GNMA II POOL 080365                     1/20/2030                   1
PIMCO Total Return Portfolio              36225CN36          GNMA II POOL 080409                     5/20/2030                   1
PIMCO Total Return Portfolio              36225CNP7          GNMA II POOL 080397                     4/20/2030                   1
PIMCO Total Return Portfolio              36225CPA8          GNMA II POOL 080416                     6/20/2030                   1
PIMCO Total Return Portfolio              36225CQ33          GNMA II POOL 080473                    11/20/2030                   1
PIMCO Total Return Portfolio              36225CQT6          GNMA II POOL 080465                    10/20/2030                   1
PIMCO Total Return Portfolio              36225CQZ2          GNMA II POOL 080471                    11/20/2030                   1
PIMCO Total Return Portfolio              36225CR40          GNMA II POOL 080506                     4/20/2031                   1
PIMCO Total Return Portfolio              36225CRA6          GNMA II POOL 080480                    12/20/2030                   1
PIMCO Total Return Portfolio              36225CS23          GNMA II POOL 080536                     8/20/2031                   1
PIMCO Total Return Portfolio              36225CTR7          GNMA II POOL 080559                    10/20/2031                   1
PIMCO Total Return Portfolio              36225CU38          GNMA II POOL 080601                     5/20/2032                   1
PIMCO Total Return Portfolio              36225CUH7          GNMA II POOL 080583                     3/20/2032                   1
PIMCO Total Return Portfolio              36225CUU8          GNMA II POOL 080594                     4/20/2032                   1
PIMCO Total Return Portfolio              36225CUV6          GNMA II POOL 080595                     4/20/2032                   1
PIMCO Total Return Portfolio              36225CVN3          GNMA II POOL 080620                     7/20/2032                   1
PIMCO Total Return Portfolio              36225CXJ0          GNMA II POOL 080680                     3/20/2033                   1
PIMCO Total Return Portfolio              36225CY83          GNMA II POOL 080734                     9/20/2033                   1
PIMCO Total Return Portfolio              36225DAA2          GNMA II POOL 080900                     5/20/2034                   3
PIMCO Total Return Portfolio              36225DBA1          GNMA II POOL 080932                     6/20/2034                   3
PIMCO Total Return Portfolio              36228FNB8          GS MTG SECS CORP                        3/25/2032                   6
J.P. Morgan Quality Bond Portfolio        36317S001          GALAXY FUNDING INC                       7/9/2004                1.08
J.P. Morgan Quality Bond Portfolio        3686M0009          GEMINI SECURITIZATION CORP DIS          7/12/2004                1.18
J.P. Morgan Quality Bond Portfolio        369550AH1          GENERAL DYNAMICS CORP                   5/15/2006               2.125
J.P. Morgan Quality Bond Portfolio        36962GXZ2          GENERAL ELEC CAP CORP MTN               3/15/2032                6.75
J.P. Morgan Quality Bond Portfolio        36962GZY3          GENERAL ELEC CAP CORP MTN               1/15/2013                5.45
PIMCO Total Return Portfolio              370425RZ5          GENERAL MTRS ACCEP CORP                 11/1/2031                   8
J.P. Morgan Quality Bond Portfolio        370442BB0          GENERAL MTRS CORP                       1/15/2011                 7.2
J.P. Morgan Quality Bond Portfolio        370442BT1          GENERAL MTRS CORP                       7/15/2033               8.375
PIMCO Total Return Portfolio              370442BW4          GENERAL MTRS CORP                       7/15/2023                8.25
J.P. Morgan Quality Bond Portfolio        370442BW4          GENERAL MTRS CORP                       7/15/2023                8.25
J.P. Morgan Quality Bond Portfolio        37247DAB2          GENWORTH FINL INC                       6/15/2034                 6.5
J.P. Morgan Quality Bond Portfolio        37247DAE6          GENWORTH FINL INC                       6/15/2014                5.75
J.P. Morgan Quality Bond Portfolio        373298CB2          GEORGIA PAC CORP                        7/15/2008               7.375
PIMCO Total Return Portfolio              373383RQ3          GEORGIS ST                               5/1/2020                   5
PIMCO Total Return Portfolio              38122NAP7          GOLDEN STTOB SECURITIZATION              6/1/2033                6.25
PIMCO Total Return Portfolio              38122NAQ5          GOLDEN STTOB SECURITIZATION              6/1/2039                6.75
J.P. Morgan Quality Bond Portfolio        38141GBU7          GOLDMAN SACHS GROUP INC                 1/15/2012                 6.6
J.P. Morgan Quality Bond Portfolio        38141GCG7          GOLDMAN SACHS GROUP INC                  9/1/2012                 5.7
J.P. Morgan Quality Bond Portfolio        38141GDK7          GOLDMAN SACHS GROUP INC                 7/15/2013                4.75
J.P. Morgan Quality Bond Portfolio        38143VAA7          GOLDMAN SACHS CAP I                     2/15/2034               6.345
J.P. Morgan Quality Bond Portfolio        38362V004          GOVCO INCORPORATED                      8/10/2004                1.16
PIMCO Total Return Portfolio              38373TY82          GOVERNMENT NATL MTG ASSN               12/20/2031                 5.5
PIMCO Total Return Portfolio              38373WXL7          GOVERNMENT NATL MTG ASSN                1/16/2031                   1
PIMCO Total Return Portfolio              38373XN69          GOVERNMENT NATL MTG ASSN                5/15/2029                   1
PIMCO Total Return Portfolio              3837H4NX9          GOVERNMENT NATL MTG ASSN                2/16/2030                   1
J.P. Morgan Quality Bond Portfolio        38500L009          GRAMPAIN FUNDIGN LLC                     7/2/2004                1.13
J.P. Morgan Quality Bond Portfolio        396789DV8          GREENWICHCAPITAL COMMERCIAL              7/5/2035               4.111
PIMCO Total Return Portfolio              40410R001          HBOS TREAS SVCS PLC                      8/6/2004                1.09
PIMCO Total Return Portfolio              40410T007          HBOS TREAS SVCS PLC                     7/23/2004                1.08
PIMCO Total Return Portfolio              40410T007          HBOS TREAS SVCS PLC                     7/22/2004                1.08
J.P. Morgan Quality Bond Portfolio        404119AK5          HCA INC                                 11/6/2008                5.25
J.P. Morgan Quality Bond Portfolio        40411CAA0          HBOS CAP FDG NO 2 L P                   6/30/2049                   1
J.P. Morgan Quality Bond Portfolio        4041A2AG9          HBOS PLC                               11/29/2049                   1
J.P. Morgan Quality Bond Portfolio        40427LAA2          HSBC CAP FDG DLR 1 LP                  12/31/2049               9.547
J.P. Morgan Quality Bond Portfolio        40429Q9A1          HSBC CAPITAL FUNDING LP                12/29/2049                4.61
J.P. Morgan Quality Bond Portfolio        4042T2003          HSH NORBANK AG LONDON                   7/19/2004                1.22
J.P. Morgan Quality Bond Portfolio        406216AR2          HALLIBURTON CO                         10/15/2010                 5.5
PIMCO Total Return Portfolio              414737II9          BRAZIL(FEDERATIVE REPUBLIC)             4/15/2006               2.125
PIMCO Total Return Portfolio              414753II6          BRAZIL (FEDERATIVE REPUBLIC)            4/15/2009              2.0625
PIMCO Total Return Portfolio              415217II1          BRAZIL (FEDERATIVE REPUBLIC)            4/15/2014                   8
J.P. Morgan Quality Bond Portfolio        415217II1          BRAZIL (FEDERATIVE REPUBLIC)            4/15/2014                   8
J.P. Morgan Quality Bond Portfolio        423081II1          RUSSIAN FEDERATION                      3/31/2030                   5
PIMCO Total Return Portfolio              423328BS1          HELLER FINL INC                         3/15/2006               6.375
J.P. Morgan Quality Bond Portfolio        43811LAC6          HONDA AUTO RECEIVABLES                  6/15/2008                 3.3
J.P. Morgan Quality Bond Portfolio        441060AA8          HOSPIRA INC                             6/15/2009                4.95
PIMCO Total Return Portfolio              441917AV3          HOUSEHOLDHOME EQUITY LN TR             10/20/2032                1.46
J.P. Morgan Quality Bond Portfolio        44701QAF9          HUNTSMAN INTL LLC                        3/1/2009               9.875
J.P. Morgan Quality Bond Portfolio        448055AB9          HUSKY ENERGY INC                        6/15/2019                6.15
J.P. Morgan Quality Bond Portfolio        44841SAB5          HUTCHISONWHAMPOA INTL                   1/24/2014                6.25
J.P. Morgan Quality Bond Portfolio        44921RAA2          IBJ PREFERRED CAP CO LLC               12/29/2049                8.79
J.P. Morgan Quality Bond Portfolio        44978NAA3          ING CAP FDG TR III                     12/29/2049               8.439
J.P. Morgan Quality Bond Portfolio        449909AL4          ICI WILMINGTON INC                      12/1/2013               5.625
J.P. Morgan Quality Bond Portfolio        45031UAB7          ISTAR FINL INC                         12/15/2010                   6
PIMCO Total Return Portfolio              452151LF8          ILLINOIS ST                              6/1/2033                 5.1
J.P. Morgan Quality Bond Portfolio        453414AB0          INDEPENDENCE CMNTY BK CORP               4/1/2014                   1
J.P. Morgan Quality Bond Portfolio        456036AC6          INDUSTRIAL BK KOREA                     5/19/2014                   1
PIMCO Total Return Portfolio              45660NAZ8          INDYMAC MBS INC                         7/25/2031                7.13
PIMCO Total Return Portfolio              45660UAQ2          INDYMAC ARM TR                          1/25/2031               6.462
J.P. Morgan Quality Bond Portfolio        457030AC8          INGLES MKTS INC                         12/1/2011               8.875
J.P. Morgan Quality Bond Portfolio        460146BQ5          INTERNATIONAL PAPER CO                 10/30/2012                5.85
J.P. Morgan Quality Bond Portfolio        462846AC0          IRON MTN INC PA                          1/1/2016               6.625
J.P. Morgan Quality Bond Portfolio        48239AAA7          KBC BK FDG TR III                      11/29/2049                   1
J.P. Morgan Quality Bond Portfolio        48666KAH2          KB HOME                                  2/1/2014                5.75
J.P. Morgan Quality Bond Portfolio        492386AU1          KERR MCGEE CORP                          7/1/2024                6.95
J.P. Morgan Quality Bond Portfolio        494550AJ5          KINDER MORGAN ENERGY PARTNERS           3/15/2031                 7.4
J.P. Morgan Quality Bond Portfolio        494550AQ9          KINDER MORGAN ENERGY PARTNERS           8/15/2033                 7.3
J.P. Morgan Quality Bond Portfolio        500633AD4          KOREA FIRST BK                           3/3/2034               7.267
J.P. Morgan Quality Bond Portfolio        52108HTA2          LB UBS COML MTG TR                      7/15/2032               4.685
J.P. Morgan Quality Bond Portfolio        52108HZW7          LB UBS COML MTG TR                       3/1/2029               3.246
J.P. Morgan Quality Bond Portfolio        530718AC9          LIBERTY MEDIA CORP NEW                  5/15/2013                 5.7
J.P. Morgan Quality Bond Portfolio        53079EAC8          LIBERTY MUT GROUP INC                   3/15/2014                5.75
J.P. Morgan Quality Bond Portfolio        539830AK5          LOCKHEED MARTIN CORP                    12/1/2029                 8.5
J.P. Morgan Quality Bond Portfolio        542514EG5          LONG BEACH MTG LN TR                    8/25/2033                   1
J.P. Morgan Quality Bond Portfolio        551136II7          RUSSIAN FEDERATION                      7/24/2005                8.75
J.P. Morgan Quality Bond Portfolio        552078AN7          LYONDELL CHEMICAL CO                     5/1/2009              10.875
J.P. Morgan Quality Bond Portfolio        55255PAP5          M+I AUTO LN TR                          4/20/2009                2.97
J.P. Morgan Quality Bond Portfolio        56460EAA2          MANTIS REEF LTD                        11/14/2008               4.692
J.P. Morgan Quality Bond Portfolio        584105AB6          MEDEX INC                               5/15/2013               8.875
J.P. Morgan Quality Bond Portfolio        58445MAJ1          MEDIACOM LLC / MEDIACOM CAP CO          1/15/2013                 9.5
J.P. Morgan Quality Bond Portfolio        58446MAE1          MEDIANEWSGROUP INC                      10/1/2013               6.875
PIMCO Total Return Portfolio              585525CV8          MELLON RESIDENTAL FDG CORP              7/25/2029                   1
J.P. Morgan Quality Bond Portfolio        587772II7          BRAZIL (FEDERATIVE REPUBLIC)            1/15/2020               12.75
PIMCO Total Return Portfolio              59020QBJ2          MERRILL LYNCH CR CORP                   3/15/2025                   1
J.P. Morgan Quality Bond Portfolio        593048AX9          MEXICO UNITED MEXICAN STS               5/15/2026                11.5
PIMCO Total Return Portfolio              595497AA6          MID STATETR VIII                        3/15/2038               7.791
J.P. Morgan Quality Bond Portfolio        606866AA9          MIZUHO FINL GROUP CAYMAN LTD            4/15/2014                5.79
PIMCO Total Return Portfolio              617059HT0          MORGAN J P COML MTG FIN CORP            4/15/2010              1.8837
PIMCO Total Return Portfolio              617446HR3          MORGAN STANLEY GROUP INC                 3/1/2013                 5.3
J.P. Morgan Quality Bond Portfolio        61745MVB6          MORGAN STANLEY CAP I INC                9/13/2045                4.66
J.P. Morgan Quality Bond Portfolio        61746BAL0          MORGAN STANLEY                          1/15/2009               3.875
J.P. Morgan Quality Bond Portfolio        61746WD49          MORGAN STANLEY DEAN WITTER              3/12/2035                4.92
J.P. Morgan Quality Bond Portfolio        61747RAB6          MORGAN STANLEY AUTO LN TR               4/15/2011                2.17
J.P. Morgan Quality Bond Portfolio        61748AAE6          MORGAN STANLEY                           4/1/2014                4.75
J.P. Morgan Quality Bond Portfolio        6323A1007          NATEXIS BANQUES POPULAIRES U S           8/4/2004                1.12
J.P. Morgan Quality Bond Portfolio        637432CY9          NATIONAL RURAL UTILS COOP FIN           2/15/2008               3.875
J.P. Morgan Quality Bond Portfolio        638612AE1          NATIONWIDE FINL SVCS INC               11/15/2011                6.25
J.P. Morgan Quality Bond Portfolio        638612AF8          NATIONWIDE FINL SVCS INC                 7/1/2012                 5.9
J.P. Morgan Quality Bond Portfolio        646039JA6          NEW JERSEY ST                            4/1/2014                   5
J.P. Morgan Quality Bond Portfolio        646039JB4          NEW JERSEY ST                            4/1/2015                   5
J.P. Morgan Quality Bond Portfolio        646039JC2          NEW JERSEY ST                            4/1/2016                   5
J.P. Morgan Quality Bond Portfolio        646039JD0          NEW JERSEY ST                            4/1/2017                   5
PIMCO Total Return Portfolio              64970KE78          NEW YORK NY CITY MUN WTR FIN            6/15/2035                   5
PIMCO Total Return Portfolio              649901ZB4          NEW YORK ST DORM AUTH REVS              3/15/2027                   5
PIMCO Total Return Portfolio              650033D34          NEW YORK ST URBAN DEV CORP REV           1/1/2010                 6.5
J.P. Morgan Quality Bond Portfolio        652478AQ1          NEWS AMERHLDGS INC                      8/10/2018                8.25
J.P. Morgan Quality Bond Portfolio        652482AU4          NEWS AMERINC                            6/30/2028                7.28
J.P. Morgan Quality Bond Portfolio        65332VBD4          NEXTEL COMMUNICATIONS INC                8/1/2015               7.375
PIMCO Total Return Portfolio              65399T9G5          NEXTEL FINANCE                         12/15/2010               3.375
J.P. Morgan Quality Bond Portfolio        65473QAK9          NISOURCE FIN CORP                        3/1/2013                6.15
J.P. Morgan Quality Bond Portfolio        65555RAA0          NORDBANKEN AB                          11/29/2049                   1
J.P. Morgan Quality Bond Portfolio        655844AJ7          NORFOLK SOUTHN CORP                     5/15/2027                 7.8
PIMCO Total Return Portfolio              658256PY2          NORTH CAROLINA ST                        3/1/2012                   5
J.P. Morgan Quality Bond Portfolio        66567EAW5          NORTHERN ROCK PLC MEDIUM TERM           4/30/2049                 5.6
J.P. Morgan Quality Bond Portfolio        66977WAF6          NOVA CHEMICALS CORP                     1/15/2012                 6.5
J.P. Morgan Quality Bond Portfolio        677519P87          OHIO ST                                 6/15/2014                   5
J.P. Morgan Quality Bond Portfolio        677519Q29          OHIO ST                                 6/15/2016                   5
PIMCO Total Return Portfolio              68233DAP2          ONCOR ELEC DELIVERY CO                  1/15/2033                7.25
J.P. Morgan Quality Bond Portfolio        68338SDX3          ONYX ACCEP OWNER TR                     5/17/2010                2.66
J.P. Morgan Quality Bond Portfolio        68400XBS8          OPTION ONE MTG ACCEP CORP                7/1/2033                   1
J.P. Morgan Quality Bond Portfolio        69073TAB9          OWENS BROCKWAY GLASS CONTAINER          2/15/2009               8.875
J.P. Morgan Quality Bond Portfolio        69073TAH6          OWENS BROCKWAY GLASS CONTAINER          5/15/2011                7.75
PIMCO Total Return Portfolio              69348RUG9          PNC MTG SECS CORP                       1/25/2015                   0
J.P. Morgan Quality Bond Portfolio        69361YAF0          PSE+G TRANSITION FDG LLC                6/15/2015                6.61
J.P. Morgan Quality Bond Portfolio        69362BAN2          PSEG PWR LLC                            12/1/2015                 5.5
J.P. Morgan Quality Bond Portfolio        694308GC5          PACIFIC GAS + ELEC CO                    3/1/2011                 4.2
J.P. Morgan Quality Bond Portfolio        694308GD3          PACIFIC GAS + ELEC CO                    3/1/2014                 4.8
PIMCO Total Return Portfolio              694308GF8          PACIFIC GAS + ELEC CO                    4/3/2006                   1
J.P. Morgan Quality Bond Portfolio        695114BV9          PACIFICORP                              9/15/2008                 4.3
PIMCO Total Return Portfolio              698299AE4          PANAMA REP                              4/22/2008                8.25
PIMCO Total Return Portfolio              698299AS3          PANAMA REP                              1/16/2023               9.375
J.P. Morgan Quality Bond Portfolio        704549AC8          PEABODY ENERGY CORP                     3/15/2013               6.875
J.P. Morgan Quality Bond Portfolio        705220AD3          PECO ENERGY TRANS TR                     3/1/2007                 5.8
PIMCO Total Return Portfolio              706451AG6          PEMEX PROJ FDG MASTER TR                 2/1/2022               8.625
J.P. Morgan Quality Bond Portfolio        706451AG6          PEMEX PROJ FDG MASTER TR                 2/1/2022               8.625
PIMCO Total Return Portfolio              706451AH4          PEMEX PROJ FDG MASTER TR               12/15/2014               7.375
J.P. Morgan Quality Bond Portfolio        707567AA1          PENN MUT LIFE INS CO                    6/15/2034                6.65
J.P. Morgan Quality Bond Portfolio        713291AG7          PEPCO HLDGS INC                         8/15/2012                6.45
J.P. Morgan Quality Bond Portfolio        713291AH5          PEPCO HLDGS INC                         8/15/2032                7.45
PIMCO Total Return Portfolio              715638AL6          PERU REP                                2/21/2012               9.125
PIMCO Total Return Portfolio              715638AM4          PERU(REP OF)                            1/15/2008               9.125
PIMCO Total Return Portfolio              715638AN2          PERU REP                                 2/6/2015               9.875
J.P. Morgan Quality Bond Portfolio        715638AQ5          PERU REP                                 5/3/2016               8.375
PIMCO Total Return Portfolio              725015II4          TYCO INTERNATIONAL GROUP S.A.          11/19/2004               4.375
J.P. Morgan Quality Bond Portfolio        72650RAA0          PLAINS ALL AMERN PIPELINE LP           12/15/2013               5.625
J.P. Morgan Quality Bond Portfolio        73179PAD8          POLYONE CORP                            5/15/2010              10.625
J.P. Morgan Quality Bond Portfolio        73318EAL7          POPULAR NORTH AMER INC MTN              6/30/2009                 4.7
J.P. Morgan Quality Bond Portfolio        74153WAB5          PRICOA GLOBAL FDG I MTN                12/15/2008                 3.9
PIMCO Total Return Portfolio              743263AJ4          PROGRESS ENERGY                         4/15/2012                6.85
J.P. Morgan Quality Bond Portfolio        74438GAE1          PRUDENTIAL HLDGS LLC                   12/18/2023               8.695
J.P. Morgan Quality Bond Portfolio        745867AQ4          PULTE HOMES INC                         1/15/2014                5.25
J.P. Morgan Quality Bond Portfolio        74728GAA8          QBE INS GROUP LTD                        7/1/2023                   1
J.P. Morgan Quality Bond Portfolio        7481F1AD8          QUEBECOR WORLD CAP CORP                11/15/2013               6.125
PIMCO Total Return Portfolio              74913EAC4          QWEST CAPFDG INC                        8/15/2006                7.75
PIMCO Total Return Portfolio              74913EAH3          QWEST CAPFDG INC                        2/15/2011                7.25
PIMCO Total Return Portfolio              74913GAB1          QWEST CORP                              3/15/2012               8.875
J.P. Morgan Quality Bond Portfolio        749274AA4          RBS CAP TR I                           12/29/2049               4.709
J.P. Morgan Quality Bond Portfolio        74927PAA7          RBS CAP TR II                          12/29/2049               6.425
J.P. Morgan Quality Bond Portfolio        749768AA5          RABOBANK CAPITAL FUND II               12/31/2049                5.26
PIMCO Total Return Portfolio              74977K000          RABOBANK USA FINL CORP                  8/23/2004                1.11
J.P. Morgan Quality Bond Portfolio        75952BAJ4          RELIANT RES INC                         7/15/2013                 9.5
PIMCO Total Return Portfolio              759950AW8          RENAISSANCE HOME EQUITY LN TR           8/25/2033                1.76
PIMCO Total Return Portfolio              7609444B1          RESIDENTIAL FDG MTG SECS I MTG          3/25/2024                 6.5
PIMCO Total Return Portfolio              760947BB6          RESIDENTIAL FDG MTG SECS I INC          6/25/2009                 6.5
PIMCO Total Return Portfolio              76110G7S4          RESIDENTIAL ACCREDIT LNS INC            3/25/2033                   1
PIMCO Total Return Portfolio              76110GZW4          RESIDENTIAL ACCREDIT LNS INC            6/25/2017                 5.5
J.P. Morgan Quality Bond Portfolio        76110WPG5          RESIDENTIAL ASSET SEC MTG PASS          7/25/2032                   1
J.P. Morgan Quality Bond Portfolio        76110WSK3          RESIDENTIAL ASSET SEC MTG PASS          7/15/2031                   1
J.P. Morgan Quality Bond Portfolio        76110WSX5          RESIDENTIAL ASSET SEC MTG PASS         12/25/2028                   0
PIMCO Total Return Portfolio              76111J6P4          RESIDENTIAL FDG MTG SECS I INC          6/25/2018                1.44
PIMCO Total Return Portfolio              76111JWD2          RESIDENTIAL FDG MTG SECS I INC          9/25/2032                   1
J.P. Morgan Quality Bond Portfolio        77531QAC2          ROGERS WIRELESS INC                      3/1/2014               6.375
J.P. Morgan Quality Bond Portfolio        780097AH4          ROYAL BANK OF SCOTLAND GRP PLC          8/31/2049                   1
PIMCO Total Return Portfolio              78009S006          ROYAL BK OF SCOTLAND PLC                8/25/2004                1.11
PIMCO Total Return Portfolio              78387GAE3          SBC COMMUNICATIONS INC                   6/5/2021                4.25
J.P. Morgan Quality Bond Portfolio        78442GJR8          SLM STUDENT LN TR                      12/15/2022                2.99
J.P. Morgan Quality Bond Portfolio        786514BJ7          SAFEWAY INC                             11/1/2008               4.125
J.P. Morgan Quality Bond Portfolio        80281K008          SANTANDERFIN DE                         10/1/2004                1.14
PIMCO Total Return Portfolio              81743PBW5          SEQUOIA MTG TR                          7/20/2033                1.45
J.P. Morgan Quality Bond Portfolio        82124M001          SHEFFIELDRECEIVABLES CORP 3+4           7/16/2004                 1.2
J.P. Morgan Quality Bond Portfolio        8265P0004          SIGMA FINANCE INC                       7/23/2004                1.09
J.P. Morgan Quality Bond Portfolio        82831M005          SILVER TOWER US FUNDING, LLC           10/15/2004                1.22
J.P. Morgan Quality Bond Portfolio        830505AL7          SKANDINAVISKA ENSKILDA BAKEN            3/25/2049                   1
PIMCO Total Return Portfolio              83162CJN4          SMALL BUSINESS ADMIN                    10/1/2018                 5.5
PIMCO Total Return Portfolio              831641DB8          SMALL BUSINESS ADMIN PARTN CTF           8/1/2010               7.449
PIMCO Total Return Portfolio              831641DE2          SMALL BUSINESS ADMIN PARTN CTF           3/1/2011               6.353
J.P. Morgan Quality Bond Portfolio        837147ZP5          SOUTH CAROLINA ST PUB SVC AUTH           1/1/2014                   5
J.P. Morgan Quality Bond Portfolio        837147ZQ3          SOUTH CAROLINA ST PUB SVC AUTH           1/1/2015                   5
J.P. Morgan Quality Bond Portfolio        837147ZR1          SOUTH CAROLINA ST PUB SVC AUTH           1/1/2016                   5
J.P. Morgan Quality Bond Portfolio        837147ZS9          SOUTH CAROLINA ST PUB SVC AUTH           1/1/2017                   5
J.P. Morgan Quality Bond Portfolio        837147ZT7          SOUTH CAROLINA ST PUB SVC AUTH           1/1/2018                   5
J.P. Morgan Quality Bond Portfolio        837147ZU4          SOUTH CAROLINA ST PUB SVC AUTH           1/1/2019                   5
PIMCO Total Return Portfolio              837152HA8          SOUTH CAROLINA TRANSN                   10/1/2033                   5
J.P. Morgan Quality Bond Portfolio        842400ER0          SOUTHERN CA EDISON CO                   1/15/2014                   5
J.P. Morgan Quality Bond Portfolio        842400ES8          SOUTHERN CA EDISON CO                   1/15/2034                   6
PIMCO Total Return Portfolio              852060AC6          SPRINT CAP CORP                        11/15/2008               6.125
PIMCO Total Return Portfolio              852060AF9          SPRINT CAP CORP                          5/1/2009               6.375
J.P. Morgan Quality Bond Portfolio        852060AG7          SPRINT CAP CORP                          5/1/2019                 6.9
PIMCO Total Return Portfolio              852060AM4          SPRINT CAP CORP                         1/15/2007                   6
J.P. Morgan Quality Bond Portfolio        852060AT9          SPRINT CAP CORP                         3/15/2032                8.75
J.P. Morgan Quality Bond Portfolio        853250AA6          STANDARD CHARTERED BK                   5/30/2031                   8
J.P. Morgan Quality Bond Portfolio        85375CAN1          STANDARD PAC CORP NEW                   5/15/2011               6.875
J.P. Morgan Quality Bond Portfolio                           STATE STREET NAVIGATOR PRIME
                                                             SECURITIES LENDING PORTFOLIO
PIMCO Total Return Portfolio              86358HMM8          STRUCTURED ASSET MTG INVTS INC          3/25/2032                   1
PIMCO Total Return Portfolio              86359ALZ4          STRUCTURED ASSET SECS CORP              5/25/2032                   1
PIMCO Total Return Portfolio              86359AR21          STRUCTURED ASSET SECS CORP              8/25/2033                   1
J.P. Morgan Quality Bond Portfolio        86787EAC1          SUNTRUST BK ATLANTA GA                  11/1/2006                 2.5
J.P. Morgan Quality Bond Portfolio        86888M008          SURREY FDG CORP YRS 1+2                 7/15/2004                1.22
PIMCO Total Return Portfolio              86958T008          SVENSKA HANDLESBANKEN INC                8/3/2004                1.09
PIMCO Total Return Portfolio              86958T008          SVENSKA HANDLESBANKEN INC                8/3/2004                1.09
J.P. Morgan Quality Bond Portfolio        87019XAA1          SWEDBANK FORENINGSSPARBANKEN            3/17/2099                   9
J.P. Morgan Quality Bond Portfolio        872287AF4          TCI COMMUNICATIONS INC                  2/15/2026               7.875
J.P. Morgan Quality Bond Portfolio        87264QAM2          TRW AUTOMOTIVE ACQUISITION              2/15/2013               9.375
PIMCO Total Return Portfolio              87354TAQ8          TACOMA WAREGL WTR SUPPLY SYS            12/1/2032                   5
J.P. Morgan Quality Bond Portfolio        87613YAH4          TARGETED RETURN INDEX SECS TR            8/1/2015               8.218
J.P. Morgan Quality Bond Portfolio        879006AC8          TEEKAY SHIPPING CORP                    7/15/2011               8.875
J.P. Morgan Quality Bond Portfolio        87927VAB4          TELECOM ITALIA CAP                     11/15/2008                   4
J.P. Morgan Quality Bond Portfolio        87971KAC1          TEMBEC IND INC                           2/1/2011                 8.5
J.P. Morgan Quality Bond Portfolio        88033GAX8          TENET HEALTHCARE CORP                    7/1/2007                   5
J.P. Morgan Quality Bond Portfolio        88324L008          THAMES ASSET GLOBAL SEC YRS1+2          7/20/2004                1.24
PIMCO Total Return Portfolio              888806AC0          TOBACCO SETTLEMENT REV MGMT AU          5/15/2028               6.375
PIMCO Total Return Portfolio              888808BH4          TOBACCO SETTLEMENT FING CORP             6/1/2032               6.375
PIMCO Total Return Portfolio              888809AC4          TOBACCO SETTLEMENT FING CORP             6/1/2042                6.25
PIMCO Total Return Portfolio              88880PAC8          TOBACCO SETTLEMENT FING CORP            5/15/2039               5.875
J.P. Morgan Quality Bond Portfolio        88947EAC4          TOLL BROSFIN CORP                       9/15/2013                5.95
J.P. Morgan Quality Bond Portfolio        893570BT7          TRANSCONTINENTAL GAS PIPE LINE          7/15/2012               8.875
J.P. Morgan Quality Bond Portfolio        89578SAD5          TRIAD AUTOMOBILE RECEIVABLES T         12/13/2010                 3.2
J.P. Morgan Quality Bond Portfolio        89929T008          TULIP FDGCORP YRS 1+2                   7/23/2004                1.08
J.P. Morgan Quality Bond Portfolio        90210VAB4          TXU ENERGY CO LLC                       3/15/2013                   7
PIMCO Total Return Portfolio              90262D006          UBS FIN DEL LLC DISC COML3/A3           7/15/2004                1.07
PIMCO Total Return Portfolio              90262D006          UBS FIN DEL LLC DISC COML3/A3            9/7/2004                1.13
PIMCO Total Return Portfolio              90262D006          UBS FIN DEL LLC DISC COML3/A3            9/1/2004               1.135
PIMCO Total Return Portfolio              90262D006          UBS FIN DEL LLC DISC COML3/A3           9/23/2004                1.27
J.P. Morgan Quality Bond Portfolio        902671AA4          UFJ FIN ARUBA A E C                     7/15/2013                6.75
J.P. Morgan Quality Bond Portfolio        90331HHW6          U S BK NATL ASSN CINCINNATI OH         11/15/2006                2.85
J.P. Morgan Quality Bond Portfolio        90390MAP5          USA ED INC                              4/10/2007               5.625
J.P. Morgan Quality Bond Portfolio        907818CF3          UNION PACCORP                            2/1/2029               6.625
J.P. Morgan Quality Bond Portfolio        909214BH0          UNISYS CORP                             3/15/2010               6.875
PIMCO Total Return Portfolio              909317AP4          UNITED AIRLS PASS THRU TRS              12/2/2002                2.12
J.P. Morgan Quality Bond Portfolio        91086QAD0          UNITED MEXICAN STS                       2/1/2010               9.875
J.P. Morgan Quality Bond Portfolio        91086QAF5          UNITED MEXICAN STS                      1/14/2011               8.375
PIMCO Total Return Portfolio              91086QAG3          UNITED MEXICAN STS MTN                  8/15/2031                 8.3
J.P. Morgan Quality Bond Portfolio        91086QAG3          UNITED MEXICAN STS MTN                  8/15/2031                 8.3
PIMCO Total Return Portfolio              91086QAJ7          UNITED MEXICAN STS MTN                  9/24/2022                   8
PIMCO Total Return Portfolio              91086QAK4          UNITED MEXICAN STATES                   1/16/2013               6.375
J.P. Morgan Quality Bond Portfolio        91086QAK4          UNITED MEXICAN STATES                   1/16/2013               6.375
PIMCO Total Return Portfolio              91086QAL2          UNITED MEXICAN STS MTN                   3/3/2015               6.625
PIMCO Total Return Portfolio              911028AA6          UNITED MTG SECS CORP                    9/25/2033                   1
PIMCO Total Return Portfolio              912795RA1          UNITED STATES TREAS BILLS                9/2/2004                   0
PIMCO Total Return Portfolio              912795RC7          UNITED STATES TREAS BILLS               9/16/2004                   0
PIMCO Total Return Portfolio              912810DX3          UNITED STATES TREAS BDS                11/15/2016                 7.5
J.P. Morgan Quality Bond Portfolio        912810EC8          UNITED STATES TREAS BDS                 2/15/2019               8.875
J.P. Morgan Quality Bond Portfolio        912810EH7          UNITED STATES TREAS BDS                 2/15/2021               7.875
J.P. Morgan Quality Bond Portfolio        912810FB9          UNITED STATES TREAS BDS                11/15/2027               6.125
J.P. Morgan Quality Bond Portfolio        912810FG8          UNITED STATES TREAS BDS                 2/15/2029                5.25
J.P. Morgan Quality Bond Portfolio        912810FP8          UNITED STATES TREAS BDS                 2/15/2031               5.375
PIMCO Total Return Portfolio              9128272M3          UNITED STATES TREAS NTS                 1/15/2007               3.375
PIMCO Total Return Portfolio              9128273T7          UNITED STATES TREAS NTS                 1/15/2008               3.625
PIMCO Total Return Portfolio              9128274Y5          UNITED STATES TREAS NTS                 1/15/2009               3.875
PIMCO Total Return Portfolio              9128275W8          UNITED STATES TREAS NTS                 1/15/2010                4.25
PIMCO Total Return Portfolio              9128277B2          UNITED STATES TREAS NTS                 8/15/2011                   5
PIMCO Total Return Portfolio              912828AX8          UNITED STATES TREAS NTS                 4/30/2005               1.625
PIMCO Total Return Portfolio              912828BB5          UNITED STATES TREAS NTS                 5/31/2005                1.25
J.P. Morgan Quality Bond Portfolio        912828BR0          UNITED STATES TREAS NTS                11/15/2013                4.25
PIMCO Total Return Portfolio              912828CA6          UNITED STATES TREAS NTS                 2/15/2014                   4
J.P. Morgan Quality Bond Portfolio        912828CH1          US TREAS NTS                            5/15/2009               3.875
J.P. Morgan Quality Bond Portfolio        912828CJ7          UNITED STATES TREAS NTS                 5/15/2014                4.75
J.P. Morgan Quality Bond Portfolio        912828CL2          UNITED STATES TREAS NTS                 6/15/2009                   4
PIMCO Total Return Portfolio              912920AU9          US WEST COMMUNICATIONS INC              11/1/2004                 7.2
J.P. Morgan Quality Bond Portfolio        91324PAF9          UNITEDHEALTH GROUP INC                  1/30/2008                 3.3
PIMCO Total Return Portfolio              917565BF9          UTAH TRANS AUTH SALES TAX REV           6/15/2032                   5
PIMCO Total Return Portfolio              921796GM4          VANDERBILT MTG + FIN INC                 4/7/2018               6.545
J.P. Morgan Quality Bond Portfolio        92344GAM8          VERIZON GLOBAL FDG CORP                 12/1/2030                7.75
J.P. Morgan Quality Bond Portfolio        92344GAT3          VERIZON GLOBAL FDG CORP                  9/1/2012               7.375
J.P. Morgan Quality Bond Portfolio        92344XAA7          VERIZON NEW YORK INC                     4/1/2012               6.875
PIMCO Total Return Portfolio              927780W85          VIRGINIA COLLEGE BLDG AUTH VA            2/1/2010                   5
J.P. Morgan Quality Bond Portfolio        92866XAH0          VOLKSWAGEN AUTO LN ENHANCED TR          3/22/2010                2.94
J.P. Morgan Quality Bond Portfolio        928866AD4          VON HOFFMAN CORP                        3/15/2009               10.25
PIMCO Total Return Portfolio              929227LE4          WAMU MTG                                2/27/2034                   1
PIMCO Total Return Portfolio              929227MQ6          WASHINGTON MUTUAL                       3/25/2017                   6
PIMCO Total Return Portfolio              929227TS5          WAMU MTG PASS THROUGH CTFS             10/25/2032                   1
J.P. Morgan Quality Bond Portfolio        92927CAD2          WFS FINL 2003 4 OWNER TR                5/20/2011                2.98
J.P. Morgan Quality Bond Portfolio        92975PAA0          WACHOVIA ASSET SECURITIZATION          12/25/2032                   1
J.P. Morgan Quality Bond Portfolio        92975RAB4          WACHOVIA ASSET SECURITIZATION           7/25/2033                1.37
J.P. Morgan Quality Bond Portfolio        929766CS0          WACHOVIA BK COML MTG TR                11/15/2034                4.98
PIMCO Total Return Portfolio              93933TAA1          WASHINGTON MUT MTG LN TR               12/25/2040                   1
PIMCO Total Return Portfolio              94979JAA6          WELLS FARGO MTG BACKED SECS             9/25/2032               4.972
PIMCO Total Return Portfolio              94979JAD0          WELLS FARGO MTG BACKED SECS             9/25/2032                   1
J.P. Morgan Quality Bond Portfolio        95709TAA8          WESTAR ENERGY INC                        7/1/2014                   6
J.P. Morgan Quality Bond Portfolio        96055M004          WEST LB AG                               8/4/2004                1.11
J.P. Morgan Quality Bond Portfolio        96122BAA4          WESTPAC CAP TR III                     12/29/2049               5.819
J.P. Morgan Quality Bond Portfolio        96122CAA2          WESTPAC CAP TR IV                      12/29/2049               5.256
J.P. Morgan Quality Bond Portfolio        969457BK5          WILLIAMS COS INC                        3/15/2012               8.125
PIMCO Total Return Portfolio              97705LAD9          WISCONSINST                              5/1/2013                   5
J.P. Morgan Quality Bond Portfolio        981058AA8          WOORI BK KOREA                          3/13/2014                5.75
J.P. Morgan Quality Bond Portfolio        983024AF7          WYETH                                    2/1/2024                6.45
J.P. Morgan Quality Bond Portfolio        984121BM4          XEROX CORP                              6/15/2013               7.625
J.P. Morgan Quality Bond Portfolio        98721M004          YORKTOWN CAPITAL LLC                    7/19/2004                1.22
PIMCO Total Return Portfolio              99MPMH903          MEXICO( UTD MEX ST)                                                 0
PIMCO Total Return Portfolio              99NHVC901          MEXICO (UTD MEX ST)                                                 0
PIMCO Total Return Portfolio              99NJRL902          MEXICO(UTD MEX ST)                                                  0
Total combined market value



Fund                                         Shares           Market Value            Merger Shares          Merger Market Value
J.P. Morgan Quality Bond Portfolio            260,000           260,654.94                 260,000                 260,654.94
J.P. Morgan Quality Bond Portfolio            685,000           656,477.97                 685,000                 656,477.97
J.P. Morgan Quality Bond Portfolio            430,000           466,706.95                 430,000                 466,706.95
J.P. Morgan Quality Bond Portfolio            100,000           109,571.30                 100,000                 109,571.30
J.P. Morgan Quality Bond Portfolio            260,000           296,129.60                 260,000                 296,129.60
J.P. Morgan Quality Bond Portfolio            245,000           299,564.68                 245,000                 299,564.68
J.P. Morgan Quality Bond Portfolio              5,000             5,789.32                   5,000                   5,789.32
J.P. Morgan Quality Bond Portfolio            506,000           594,962.39                 506,000                 594,962.39
J.P. Morgan Quality Bond Portfolio             80,000           100,053.12                  80,000                 100,053.12
J.P. Morgan Quality Bond Portfolio             15,000            13,351.06                  15,000                  13,351.06
J.P. Morgan Quality Bond Portfolio            425,000           448,785.55                 425,000                 448,785.55
J.P. Morgan Quality Bond Portfolio            265,000           268,599.76                 265,000                 268,599.76
J.P. Morgan Quality Bond Portfolio            250,000           246,818.00                 250,000                 246,818.00
J.P. Morgan Quality Bond Portfolio          1,997,000         1,996,157.38               1,997,000               1,996,157.38
J.P. Morgan Quality Bond Portfolio            315,000           289,800.00                 315,000                 289,800.00
J.P. Morgan Quality Bond Portfolio             15,000            14,662.50                  15,000                  14,662.50
J.P. Morgan Quality Bond Portfolio         13,000,000        13,016,250.00              13,000,000              13,016,250.00
PIMCO Total Return Portfolio               45,500,000        45,400,446.00              47,000,000              46,896,696.00
J.P. Morgan Quality Bond Portfolio          1,500,000         1,496,250.00
PIMCO Total Return Portfolio               43,000,000        41,535,334.00              43,000,000              41,535,334.00
PIMCO Total Return Portfolio               48,500,000        48,272,632.00              65,500,000              65,192,936.00
J.P. Morgan Quality Bond Portfolio         17,000,000        16,920,304.00
J.P. Morgan Quality Bond Portfolio          6,500,000         6,609,687.50               6,500,000               6,609,687.50
J.P. Morgan Quality Bond Portfolio          3,800,000         3,794,064.40               3,800,000               3,794,064.40
J.P. Morgan Quality Bond Portfolio          7,000,000         7,168,434.00               7,000,000               7,168,434.00
PIMCO Total Return Portfolio                6,100,000         6,100,000.00               6,100,000               6,100,000.00
J.P. Morgan Quality Bond Portfolio            175,000           185,448.37                 175,000                 185,448.37
J.P. Morgan Quality Bond Portfolio             60,000            61,100.94                  60,000                  61,100.94
J.P. Morgan Quality Bond Portfolio            715,000           696,803.10                 715,000                 696,803.10
J.P. Morgan Quality Bond Portfolio            280,000           284,628.96                 280,000                 284,628.96
J.P. Morgan Quality Bond Portfolio            605,000           598,149.58                 605,000                 598,149.58
PIMCO Total Return Portfolio                6,500,000         6,642,187.50               6,500,000               6,642,187.50
J.P. Morgan Quality Bond Portfolio          3,945,000         3,927,740.62               3,945,000               3,927,740.62
J.P. Morgan Quality Bond Portfolio          6,500,000         6,609,687.50               6,500,000               6,609,687.50
J.P. Morgan Quality Bond Portfolio            285,000           285,277.56                 285,000                 285,277.56
J.P. Morgan Quality Bond Portfolio            450,000           450,318.64                 450,000                 450,318.64
PIMCO Total Return Portfolio                2,700,000         2,694,837.33               2,700,000               2,694,837.33
J.P. Morgan Quality Bond Portfolio             45,000            51,395.85                  45,000                  51,395.85
J.P. Morgan Quality Bond Portfolio            205,000           206,981.73                 205,000                 206,981.73
J.P. Morgan Quality Bond Portfolio             85,000            85,425.00                  85,000                  85,425.00
J.P. Morgan Quality Bond Portfolio            165,000           149,957.28                 165,000                 149,957.28
J.P. Morgan Quality Bond Portfolio          2,000,000         1,999,278.89               2,000,000               1,999,278.89
PIMCO Total Return Portfolio                  500,000           516,314.00                 500,000                 516,314.00
J.P. Morgan Quality Bond Portfolio             80,000            78,687.76                  80,000                  78,687.76
J.P. Morgan Quality Bond Portfolio            105,000           104,239.48                 105,000                 104,239.48
J.P. Morgan Quality Bond Portfolio          2,000,000         1,994,531.11               2,000,000               1,994,531.11
J.P. Morgan Quality Bond Portfolio            270,000           331,617.78                 270,000                 331,617.78
J.P. Morgan Quality Bond Portfolio            380,000           375,383.76                 380,000                 375,383.76
PIMCO Total Return Portfolio                  360,000           304,106.40                 360,000                 304,106.40
J.P. Morgan Quality Bond Portfolio          1,025,000         1,009,167.33               1,025,000               1,009,167.33
J.P. Morgan Quality Bond Portfolio          3,070,000         2,958,209.32               3,070,000               2,958,209.32
PIMCO Total Return Portfolio                4,138,896         4,140,566.28               4,138,896               4,140,566.28
PIMCO Total Return Portfolio                6,400,000         6,386,167.11              15,400,000              15,364,087.11
PIMCO Total Return Portfolio                9,000,000         8,977,920.00
J.P. Morgan Quality Bond Portfolio          2,000,000         1,999,705.56               2,000,000               1,999,705.56
J.P. Morgan Quality Bond Portfolio          2,000,000         1,999,336.94               2,000,000               1,999,336.94
PIMCO Total Return Portfolio                3,200,000         3,194,299.55               3,200,000               3,194,299.55
PIMCO Total Return Portfolio                6,500,000         6,494,589.40               6,500,000               6,494,589.40
PIMCO Total Return Portfolio                  458,151           471,020.66                 458,151                 471,020.66
J.P. Morgan Quality Bond Portfolio            980,000           940,790.59                 980,000                 940,790.59
PIMCO Total Return Portfolio                  723,422           728,635.59                 723,422                 728,635.59
PIMCO Total Return Portfolio                  239,360           240,205.02                 239,360                 240,205.02
J.P. Morgan Quality Bond Portfolio            115,000            97,844.76                 115,000                  97,844.76
J.P. Morgan Quality Bond Portfolio            100,000           117,000.00                 100,000                 117,000.00
PIMCO Total Return Portfolio                2,080,000         1,963,000.00               2,080,000               1,963,000.00
PIMCO Total Return Portfolio                1,150,000         1,162,650.00               1,150,000               1,162,650.00
PIMCO Total Return Portfolio                1,440,000         1,545,840.00               1,440,000               1,545,840.00
J.P. Morgan Quality Bond Portfolio            115,000           112,125.00                 115,000                 112,125.00
J.P. Morgan Quality Bond Portfolio            190,000           222,167.38                 190,000                 222,167.38
PIMCO Total Return Portfolio                  348,677           349,518.41                 348,677                 349,518.41
PIMCO Total Return Portfolio                1,900,000         2,170,073.60               1,900,000               2,170,073.60
PIMCO Total Return Portfolio                4,640,056         4,637,879.70               4,640,056               4,637,879.70
J.P. Morgan Quality Bond Portfolio            375,000           373,981.61                 375,000                 373,981.61
J.P. Morgan Quality Bond Portfolio            340,000           334,848.11                 340,000                 334,848.11
PIMCO Total Return Portfolio                3,400,000         3,396,908.72               3,400,000               3,396,908.72
PIMCO Total Return Portfolio                5,196,863         5,222,527.83               5,196,863               5,222,527.83
PIMCO Total Return Portfolio                  573,692           574,543.85                 573,692                 574,543.85
PIMCO Total Return Portfolio                2,906,003         2,910,696.62               2,906,003               2,910,696.62
J.P. Morgan Quality Bond Portfolio            788,888           801,134.89                 788,888                 801,134.89
J.P. Morgan Quality Bond Portfolio            175,000           165,375.00                 175,000                 165,375.00
J.P. Morgan Quality Bond Portfolio            220,000           206,294.88                 220,000                 206,294.88
PIMCO Total Return Portfolio                1,350,000         1,318,396.50               1,350,000               1,318,396.50
J.P. Morgan Quality Bond Portfolio            255,000           274,680.90                 255,000                 274,680.90
PIMCO Total Return Portfolio                3,300,000         3,622,146.00               3,300,000               3,622,146.00
J.P. Morgan Quality Bond Portfolio             85,000            70,125.00                  85,000                  70,125.00
J.P. Morgan Quality Bond Portfolio            165,000           179,132.58                 165,000                 179,132.58
J.P. Morgan Quality Bond Portfolio            545,000           527,442.98                 545,000                 527,442.98
J.P. Morgan Quality Bond Portfolio            705,000           780,612.66                 705,000                 780,612.66
J.P. Morgan Quality Bond Portfolio            820,000           843,450.03                 820,000                 843,450.03
J.P. Morgan Quality Bond Portfolio            220,000           216,638.46                 220,000                 216,638.46
J.P. Morgan Quality Bond Portfolio          1,450,000         1,457,548.41               1,450,000               1,457,548.41
J.P. Morgan Quality Bond Portfolio          1,000,000           979,602.60               1,000,000                 979,602.60
J.P. Morgan Quality Bond Portfolio            240,000           263,339.76                 240,000                 263,339.76
PIMCO Total Return Portfolio                1,979,534         2,055,121.16               1,979,534               2,055,121.16
J.P. Morgan Quality Bond Portfolio            280,000           274,496.32                 280,000                 274,496.32
J.P. Morgan Quality Bond Portfolio          3,400,000         3,399,494.72               3,400,000               3,399,494.72
PIMCO Total Return Portfolio                2,817,236         2,821,818.96               2,817,236               2,821,818.96
J.P. Morgan Quality Bond Portfolio             25,000            26,801.50                  25,000                  26,801.50
J.P. Morgan Quality Bond Portfolio             50,000            53,081.50                  50,000                  53,081.50
J.P. Morgan Quality Bond Portfolio            100,000           105,646.00                 100,000                 105,646.00
J.P. Morgan Quality Bond Portfolio             70,000            73,472.70                  70,000                  73,472.70
J.P. Morgan Quality Bond Portfolio             65,000            68,768.70                  65,000                  68,768.70
PIMCO Total Return Portfolio                  700,000           748,771.80                 700,000                 748,771.80
PIMCO Total Return Portfolio                1,000,000         1,029,582.00               1,000,000               1,029,582.00
J.P. Morgan Quality Bond Portfolio          1,230,000         1,324,799.54               1,230,000               1,324,799.54
PIMCO Total Return Portfolio               26,100,000        26,100,000.00              26,100,000              26,100,000.00
J.P. Morgan Quality Bond Portfolio          1,490,000         1,460,281.35               1,490,000               1,460,281.35
PIMCO Total Return Portfolio                2,000,000         2,216,080.00               2,000,000               2,216,080.00
J.P. Morgan Quality Bond Portfolio            419,874           466,059.87                 419,874                 466,059.87
J.P. Morgan Quality Bond Portfolio             80,000            85,154.40                  80,000                  85,154.40
J.P. Morgan Quality Bond Portfolio             25,000            26,939.00                  25,000                  26,939.00
J.P. Morgan Quality Bond Portfolio            155,000           166,169.30                 155,000                 166,169.30
J.P. Morgan Quality Bond Portfolio            115,000           115,761.87                 115,000                 115,761.87
J.P. Morgan Quality Bond Portfolio             75,000            77,934.00                  75,000                  77,934.00
J.P. Morgan Quality Bond Portfolio          2,000,000         1,998,553.33               2,000,000               1,998,553.33
J.P. Morgan Quality Bond Portfolio                  0                 0.00                       0                       0.00
J.P. Morgan Quality Bond Portfolio          1,075,000         1,160,280.93               1,075,000               1,160,280.93
PIMCO Total Return Portfolio                  751,986           754,908.61                 751,986                 754,908.61
PIMCO Total Return Portfolio                  165,289           165,443.85                 165,289                 165,443.85
J.P. Morgan Quality Bond Portfolio            260,000           251,729.66                 260,000                 251,729.66
PIMCO Total Return Portfolio                2,312,329         2,320,502.27               2,312,329               2,320,502.27
PIMCO Total Return Portfolio                4,636,720         4,725,516.03               4,636,720               4,725,516.03
PIMCO Total Return Portfolio                2,777,677         2,848,151.70               2,777,677               2,848,151.70
J.P. Morgan Quality Bond Portfolio             80,000            87,600.00                  80,000                  87,600.00
J.P. Morgan Quality Bond Portfolio          2,000,000         1,997,660.00               2,000,000               1,997,660.00
J.P. Morgan Quality Bond Portfolio             60,000            66,600.00                  60,000                  66,600.00
J.P. Morgan Quality Bond Portfolio            260,000           244,253.62                 260,000                 244,253.62
J.P. Morgan Quality Bond Portfolio            255,000           279,046.50                 255,000                 279,046.50
PIMCO Total Return Portfolio                  900,000         1,036,989.90                 900,000               1,036,989.90
J.P. Morgan Quality Bond Portfolio                  0                 0.00                       0                       0.00
J.P. Morgan Quality Bond Portfolio            465,000           472,202.38                 465,000                 472,202.38
J.P. Morgan Quality Bond Portfolio          2,000,000         1,998,195.55               2,000,000               1,998,195.55
J.P. Morgan Quality Bond Portfolio            115,000           131,178.20                 115,000                 131,178.20
PIMCO Total Return Portfolio                2,500,000         2,473,975.00               2,500,000               2,473,975.00
PIMCO Total Return Portfolio                  600,000           631,000.20                 600,000                 631,000.20
J.P. Morgan Quality Bond Portfolio            310,000           362,684.50                 310,000                 362,684.50
J.P. Morgan Quality Bond Portfolio             50,000            61,031.90                  50,000                  61,031.90
J.P. Morgan Quality Bond Portfolio            185,000           180,422.73                 185,000                 180,422.73
J.P. Morgan Quality Bond Portfolio            335,000           387,054.31                 335,000                 387,054.31
J.P. Morgan Quality Bond Portfolio             70,000            76,393.31                  70,000                  76,393.31
J.P. Morgan Quality Bond Portfolio            615,000           624,537.42                 615,000                 624,537.42
J.P. Morgan Quality Bond Portfolio             70,000            69,300.00                  70,000                  69,300.00
J.P. Morgan Quality Bond Portfolio          2,160,000         2,153,707.20               2,160,000               2,153,707.20
PIMCO Total Return Portfolio                2,150,000         2,168,812.50               2,150,000               2,168,812.50
PIMCO Total Return Portfolio                2,875,000         2,321,562.50               2,875,000               2,321,562.50
J.P. Morgan Quality Bond Portfolio            120,000           114,806.88                 120,000                 114,806.88
PIMCO Total Return Portfolio                2,000,000         2,208,560.00               2,000,000               2,208,560.00
PIMCO Total Return Portfolio                1,600,000         1,771,904.00               1,600,000               1,771,904.00
PIMCO Total Return Portfolio                1,400,000         1,352,016.40               1,400,000               1,352,016.40
J.P. Morgan Quality Bond Portfolio            175,000           173,625.72                 175,000                 173,625.72
J.P. Morgan Quality Bond Portfolio            405,000           441,776.02                 405,000                 441,776.02
J.P. Morgan Quality Bond Portfolio          2,000,000         1,998,691.11               2,000,000               1,998,691.11
PIMCO Total Return Portfolio                   24,915            26,464.11                  24,915                  26,464.11
PIMCO Total Return Portfolio                5,797,328         5,870,805.63               5,797,328               5,870,805.63
PIMCO Total Return Portfolio                1,064,390         1,091,427.85               1,064,390               1,091,427.85
PIMCO Total Return Portfolio                3,279,491         3,325,312.20               3,279,491               3,325,312.20
PIMCO Total Return Portfolio                2,388,687         2,467,820.31               2,388,687               2,467,820.31
PIMCO Total Return Portfolio                  191,929           200,535.97                 191,929                 200,535.97
PIMCO Total Return Portfolio                   35,713            37,314.64                  35,713                  37,314.64
PIMCO Total Return Portfolio                    5,837             6,098.88                   5,837                   6,098.88
PIMCO Total Return Portfolio                  120,064           123,107.24                 120,064                 123,107.24
PIMCO Total Return Portfolio                1,208,183         1,225,963.08               1,208,183               1,225,963.08
PIMCO Total Return Portfolio                    7,831             8,181.72                   7,831                   8,181.72
PIMCO Total Return Portfolio                  258,454           270,461.41                 258,454                 270,461.41
PIMCO Total Return Portfolio                  139,156           142,955.62                 139,156                 142,955.62
PIMCO Total Return Portfolio                6,827,800         6,938,431.75               6,827,800               6,938,431.75
PIMCO Total Return Portfolio                  784,649           806,299.99                 784,649                 806,299.99
PIMCO Total Return Portfolio                1,478,343         1,529,079.87               1,478,343               1,529,079.87
PIMCO Total Return Portfolio                4,588,550         4,746,030.00               4,588,550               4,746,030.00
PIMCO Total Return Portfolio               16,003,606        16,533,780.88              16,003,606              16,533,780.88
PIMCO Total Return Portfolio                  881,217           910,410.88                 881,217                 910,410.88
PIMCO Total Return Portfolio                  420,187           426,057.55                 420,187                 426,057.55
PIMCO Total Return Portfolio                  693,692           716,301.92                 693,692                 716,301.92
PIMCO Total Return Portfolio                  188,726           199,878.18                 188,726                 199,878.18
PIMCO Total Return Portfolio                6,703,485         6,923,927.09               6,703,485               6,923,927.09
PIMCO Total Return Portfolio               12,800,000        12,761,898.67              12,800,000              12,761,898.67
PIMCO Total Return Portfolio               20,000,000        20,000,000.00              23,031,000              23,031,000.00
J.P. Morgan Quality Bond Portfolio          3,031,000         3,031,000.00
J.P. Morgan Quality Bond Portfolio          4,250,000         4,246,857.36               4,250,000               4,246,857.36
PIMCO Total Return Portfolio               13,900,000        13,886,493.83              13,900,000              13,886,493.83
PIMCO Total Return Portfolio               14,000,000        13,986,460.83              14,000,000              13,986,460.83
PIMCO Total Return Portfolio               10,500,000        10,484,235.42              10,500,000              10,484,235.42
PIMCO Total Return Portfolio               12,700,000        12,680,932.36              12,700,000              12,680,932.36
PIMCO Total Return Portfolio                3,900,000         3,893,472.92               3,900,000               3,893,472.92
PIMCO Total Return Portfolio               13,000,000        12,975,502.22              13,000,000              12,975,502.22
PIMCO Total Return Portfolio                9,500,000         9,483,185.00               9,500,000               9,483,185.00
PIMCO Total Return Portfolio               12,700,000        12,677,616.25              12,700,000              12,677,616.25
PIMCO Total Return Portfolio               12,700,000        12,677,616.25              12,700,000              12,677,616.25
PIMCO Total Return Portfolio               12,900,000        12,861,031.25              12,900,000              12,861,031.25
PIMCO Total Return Portfolio               12,900,000        12,861,031.25              12,900,000              12,861,031.25
PIMCO Total Return Portfolio                9,500,000         9,471,500.00               9,500,000               9,471,500.00
PIMCO Total Return Portfolio                8,600,000         8,571,889.95               8,600,000               8,571,889.95
PIMCO Total Return Portfolio               13,000,000        12,957,508.05              13,000,000              12,957,508.05
PIMCO Total Return Portfolio               10,900,000        10,860,387.58              10,900,000              10,860,387.58
PIMCO Total Return Portfolio               13,000,000        12,951,694.17              13,000,000              12,951,694.17
PIMCO Total Return Portfolio                4,400,000         4,380,679.11               4,400,000               4,380,679.11
PIMCO Total Return Portfolio               12,100,000        12,041,799.00              12,100,000              12,041,799.00
PIMCO Total Return Portfolio                3,475,000         3,589,804.96               3,475,000               3,589,804.96
PIMCO Total Return Portfolio                1,873,672         1,888,497.48               1,873,672               1,888,497.48
PIMCO Total Return Portfolio                1,290,729         1,304,392.60               1,290,729               1,304,392.60
PIMCO Total Return Portfolio                  861,856           870,848.86                 861,856                 870,848.86
PIMCO Total Return Portfolio                1,785,916         1,908,717.28               1,785,916               1,908,717.28
PIMCO Total Return Portfolio                  145,000           153,029.23                 145,000                 153,029.23
PIMCO Total Return Portfolio                  164,167           164,758.42                 164,167                 164,758.42
PIMCO Total Return Portfolio                    1,050             1,055.95                   1,050                   1,055.95
J.P. Morgan Quality Bond Portfolio          1,785,000         1,886,586.13               1,785,000               1,886,586.13
PIMCO Total Return Portfolio               13,900,000        13,886,150.19              13,900,000              13,886,150.19
PIMCO Total Return Portfolio               12,700,000        12,683,655.80              12,700,000              12,683,655.80
PIMCO Total Return Portfolio                9,400,000         9,385,524.00               9,400,000               9,385,524.00
PIMCO Total Return Portfolio               12,700,000        12,680,526.67              12,700,000              12,680,526.67
PIMCO Total Return Portfolio               12,700,000        12,680,526.67              12,700,000              12,680,526.67
PIMCO Total Return Portfolio               12,700,000        12,680,526.66              12,700,000              12,680,526.66
PIMCO Total Return Portfolio                  900,000           898,377.50                 900,000                 898,377.50
PIMCO Total Return Portfolio               12,300,000        12,277,825.83              12,300,000              12,277,825.83
PIMCO Total Return Portfolio                2,300,000         2,295,048.61               2,300,000               2,295,048.61
PIMCO Total Return Portfolio               12,900,000        12,864,643.25              12,900,000              12,864,643.25
PIMCO Total Return Portfolio               35,200,000        35,105,209.34              35,200,000              35,105,209.34
PIMCO Total Return Portfolio                4,600,000         4,588,346.67               4,600,000               4,588,346.67
PIMCO Total Return Portfolio               13,000,000        12,956,989.86              17,250,000              17,192,977.85
J.P. Morgan Quality Bond Portfolio          4,250,000         4,235,987.99
PIMCO Total Return Portfolio               13,000,000        12,938,672.50              13,000,000              12,938,672.50
PIMCO Total Return Portfolio                2,200,000         2,198,259.25               2,200,000               2,198,259.25
PIMCO Total Return Portfolio                3,800,000         3,796,993.25               3,800,000               3,796,993.25
PIMCO Total Return Portfolio                1,667,139         1,682,193.04               1,667,139               1,682,193.04
PIMCO Total Return Portfolio                2,006,829         2,011,841.95               2,006,829               2,011,841.95
J.P. Morgan Quality Bond Portfolio            335,000           369,890.92                 335,000                 369,890.92
PIMCO Total Return Portfolio                   10,665            11,039.86                  10,665                  11,039.86
PIMCO Total Return Portfolio                   19,861            21,760.75                  19,861                  21,760.75
PIMCO Total Return Portfolio                   11,631            11,985.54                  11,631                  11,985.54
PIMCO Total Return Portfolio                  122,286           125,415.06                 122,286                 125,415.06
PIMCO Total Return Portfolio                  537,421           568,249.63                 537,421                 568,249.63
PIMCO Total Return Portfolio                4,966,278         5,032,684.22               4,966,278               5,032,684.22
PIMCO Total Return Portfolio                  232,524           245,862.42                 232,524                 245,862.42
PIMCO Total Return Portfolio                  472,709           499,825.57                 472,709                 499,825.57
PIMCO Total Return Portfolio                2,453,560         2,533,619.64               2,453,560               2,533,619.64
PIMCO Total Return Portfolio                  100,469           106,206.16                 100,469                 106,206.16
PIMCO Total Return Portfolio                2,415,061         2,493,863.89               2,415,061               2,493,863.89
PIMCO Total Return Portfolio                  574,019           586,605.86                 574,019                 586,605.86
PIMCO Total Return Portfolio                  138,535           147,159.63                 138,535                 147,159.63
PIMCO Total Return Portfolio                   46,789            48,986.03                  46,789                  48,986.03
PIMCO Total Return Portfolio                  485,949           517,550.82                 485,949                 517,550.82
PIMCO Total Return Portfolio                   68,883            73,128.84                  68,883                  73,128.84
PIMCO Total Return Portfolio                   88,654            94,456.33                  88,654                  94,456.33
PIMCO Total Return Portfolio                  108,708           111,933.40                 108,708                 111,933.40
PIMCO Total Return Portfolio                  147,239           152,477.80                 147,239                 152,477.80
PIMCO Total Return Portfolio                  101,137           104,046.55                 101,137                 104,046.55
PIMCO Total Return Portfolio                   24,022            24,965.24                  24,022                  24,965.24
PIMCO Total Return Portfolio                1,246,721         1,279,571.69               1,246,721               1,279,571.69
PIMCO Total Return Portfolio                   48,383            51,237.57                  48,383                  51,237.57
PIMCO Total Return Portfolio                3,374,208         3,514,337.52               3,374,208               3,514,337.52
PIMCO Total Return Portfolio                  313,538           322,557.99                 313,538                 322,557.99
PIMCO Total Return Portfolio                    4,661             4,927.92                   4,661                   4,927.92
PIMCO Total Return Portfolio                  510,268           539,538.66                 510,268                 539,538.66
PIMCO Total Return Portfolio                1,110,315         1,130,761.33               1,110,315               1,130,761.33
PIMCO Total Return Portfolio                3,180,184         3,285,526.82               3,180,184               3,285,526.82
PIMCO Total Return Portfolio                  238,666           252,356.67                 238,666                 252,356.67
PIMCO Total Return Portfolio               13,305,527        13,739,684.01              13,305,527              13,739,684.01
PIMCO Total Return Portfolio                   28,613            29,357.33                  28,613                  29,357.33
PIMCO Total Return Portfolio                1,450,366         1,499,522.42               1,450,366               1,499,522.42
PIMCO Total Return Portfolio                    5,750             6,166.10                   5,750                   6,166.10
PIMCO Total Return Portfolio                  373,310           389,490.43                 373,310                 389,490.43
PIMCO Total Return Portfolio                3,477,396         3,550,487.80               3,477,396               3,550,487.80
PIMCO Total Return Portfolio                4,084,616         4,217,896.73               4,084,616               4,217,896.73
PIMCO Total Return Portfolio                   37,543            39,696.23                  37,543                  39,696.23
PIMCO Total Return Portfolio                  110,152           116,470.37                 110,152                 116,470.37
PIMCO Total Return Portfolio                  725,427           748,161.96                 725,427                 748,161.96
PIMCO Total Return Portfolio                  144,790           151,128.27                 144,790                 151,128.27
PIMCO Total Return Portfolio                   21,297            21,863.48                  21,297                  21,863.48
PIMCO Total Return Portfolio                  453,169           472,810.22                 453,169                 472,810.22
PIMCO Total Return Portfolio                  429,206           440,364.66                 429,206                 440,364.66
PIMCO Total Return Portfolio                  405,055           415,585.92                 405,055                 415,585.92
PIMCO Total Return Portfolio                  271,039           286,586.70                 271,039                 286,586.70
PIMCO Total Return Portfolio                  176,652           184,308.63                 176,652                 184,308.63
PIMCO Total Return Portfolio                  251,650           262,557.03                 251,650                 262,557.03
PIMCO Total Return Portfolio                  132,900           138,660.02                 132,900                 138,660.02
PIMCO Total Return Portfolio                  180,391           188,209.85                 180,391                 188,209.85
PIMCO Total Return Portfolio                   89,997            93,897.62                  89,997                  93,897.62
PIMCO Total Return Portfolio                  173,968           181,508.16                 173,968                 181,508.16
PIMCO Total Return Portfolio                  770,764           790,336.62                 770,764                 790,336.62
PIMCO Total Return Portfolio                   39,017            41,245.14                  39,017                  41,245.14
PIMCO Total Return Portfolio                  393,447           410,500.55                 393,447                 410,500.55
PIMCO Total Return Portfolio                  193,129           198,150.16                 193,129                 198,150.16
PIMCO Total Return Portfolio                  283,437           299,622.86                 283,437                 299,622.86
PIMCO Total Return Portfolio                  142,780           148,968.61                 142,780                 148,968.61
PIMCO Total Return Portfolio                  308,147           321,502.85                 308,147                 321,502.85
PIMCO Total Return Portfolio                1,022,124         1,048,697.71               1,022,124               1,048,697.71
PIMCO Total Return Portfolio                2,365,309         2,454,401.35               2,365,309               2,454,401.35
PIMCO Total Return Portfolio                  191,429           199,726.49                 191,429                 199,726.49
PIMCO Total Return Portfolio                7,311,535         7,501,628.03               7,311,535               7,501,628.03
PIMCO Total Return Portfolio                   27,577            27,561.15                  27,577                  27,561.15
PIMCO Total Return Portfolio                1,603,491         1,620,052.29               1,603,491               1,620,052.29
PIMCO Total Return Portfolio                  703,934           709,807.24                 703,934                 709,807.24
PIMCO Total Return Portfolio                3,198,260         3,242,290.13               3,198,260               3,242,290.13
PIMCO Total Return Portfolio                1,359,594         1,334,925.71               1,359,594               1,334,925.71
PIMCO Total Return Portfolio               17,461,967        17,798,806.39              17,461,967              17,798,806.39
PIMCO Total Return Portfolio                2,938,005         3,001,367.35               2,938,005               3,001,367.35
PIMCO Total Return Portfolio               10,975,642        11,106,043.68              10,975,642              11,106,043.68
PIMCO Total Return Portfolio               19,561,757        19,535,270.39              19,561,757              19,535,270.39
PIMCO Total Return Portfolio                6,884,543         6,930,136.76               6,884,543               6,930,136.76
PIMCO Total Return Portfolio                3,839,030         4,136,340.58               3,839,030               4,136,340.58
PIMCO Total Return Portfolio                3,850,625         3,994,653.90               3,850,625               3,994,653.90
PIMCO Total Return Portfolio                  716,350           715,216.19                 716,350                 715,216.19
PIMCO Total Return Portfolio                   34,562            33,437.39                  34,562                  33,437.39
PIMCO Total Return Portfolio                   42,559            43,647.59                  42,559                  43,647.59
PIMCO Total Return Portfolio                  154,983           158,949.13                 154,983                 158,949.13
PIMCO Total Return Portfolio                  285,534           292,957.84                 285,534                 292,957.84
PIMCO Total Return Portfolio                   61,002            62,562.46                  61,002                  62,562.46
PIMCO Total Return Portfolio                  997,118           995,539.64                 997,118                 995,539.64
PIMCO Total Return Portfolio                  273,889           273,455.45                 273,889                 273,455.45
PIMCO Total Return Portfolio                   58,604            60,103.32                  58,604                  60,103.32
PIMCO Total Return Portfolio                  393,273           380,471.62                 393,273                 380,471.62
PIMCO Total Return Portfolio                  373,707           361,543.15                 373,707                 361,543.15
PIMCO Total Return Portfolio                  367,550           355,585.71                 367,550                 355,585.71
PIMCO Total Return Portfolio               10,000,000         9,957,157.00              10,000,000               9,957,157.00
PIMCO Total Return Portfolio                  397,174           384,245.87                 397,174                 384,245.87
PIMCO Total Return Portfolio                  392,942           380,151.76                 392,942                 380,151.76
PIMCO Total Return Portfolio                   97,546            97,391.39                  97,546                  97,391.39
PIMCO Total Return Portfolio                  386,219           373,647.21                 386,219                 373,647.21
PIMCO Total Return Portfolio                  394,222           381,389.63                 394,222                 381,389.63
PIMCO Total Return Portfolio                  344,231           333,026.50                 344,231                 333,026.50
PIMCO Total Return Portfolio                        0                 0.00                       0                       0.00
PIMCO Total Return Portfolio                  344,398           333,188.02                 344,398                 333,188.02
PIMCO Total Return Portfolio                  332,471           321,649.07                 332,471                 321,649.07
PIMCO Total Return Portfolio                  370,706           358,639.53                 370,706                 358,639.53
PIMCO Total Return Portfolio                  392,612           379,832.67                 392,612                 379,832.67
PIMCO Total Return Portfolio                  371,967           359,859.67                 371,967                 359,859.67
PIMCO Total Return Portfolio                  365,044           353,161.74                 365,044                 353,161.74
PIMCO Total Return Portfolio                  392,223           379,456.35                 392,223                 379,456.35
PIMCO Total Return Portfolio                  346,709           335,423.28                 346,709                 335,423.28
PIMCO Total Return Portfolio                  366,953           355,008.65                 366,953                 355,008.65
PIMCO Total Return Portfolio                  499,447           483,190.21                 499,447                 483,190.21
PIMCO Total Return Portfolio                  370,863           358,791.35                 370,863                 358,791.35
PIMCO Total Return Portfolio                  499,430           483,173.32                 499,430                 483,173.32
PIMCO Total Return Portfolio                  499,403           483,147.22                 499,403                 483,147.22
PIMCO Total Return Portfolio                  352,348           340,879.02                 352,348                 340,879.02
PIMCO Total Return Portfolio                  362,431           350,633.39                 362,431                 350,633.39
PIMCO Total Return Portfolio                  386,392           373,815.12                 386,392                 373,815.12
PIMCO Total Return Portfolio                  309,520           299,445.23                 309,520                 299,445.23
PIMCO Total Return Portfolio                  392,245           379,477.28                 392,245                 379,477.28
PIMCO Total Return Portfolio                  499,373           483,118.29                 499,373                 483,118.29
PIMCO Total Return Portfolio                  499,464           483,205.99                 499,464                 483,205.99
PIMCO Total Return Portfolio                  499,478           483,219.62                 499,478                 483,219.62
PIMCO Total Return Portfolio                  499,429           483,172.24                 499,429                 483,172.24
PIMCO Total Return Portfolio                  389,214           376,544.49                 389,214                 376,544.49
PIMCO Total Return Portfolio                  367,263           355,308.69                 367,263                 355,308.69
PIMCO Total Return Portfolio                  334,050           323,176.85                 334,050                 323,176.85
PIMCO Total Return Portfolio                  499,477           483,218.82                 499,477                 483,218.82
J.P. Morgan Quality Bond Portfolio             60,000            64,304.58                  60,000                  64,304.58
PIMCO Total Return Portfolio                  543,743           544,066.13                 543,743                 544,066.13
PIMCO Total Return Portfolio                2,773,783         2,788,943.74               2,773,783               2,788,943.74
J.P. Morgan Quality Bond Portfolio             70,000            79,021.39                  70,000                  79,021.39
PIMCO Total Return Portfolio                1,250,000         1,227,787.50               1,250,000               1,227,787.50
PIMCO Total Return Portfolio                2,925,000         2,881,563.75               2,925,000               2,881,563.75
PIMCO Total Return Portfolio                1,500,000         1,472,955.00               1,500,000               1,472,955.00
J.P. Morgan Quality Bond Portfolio            380,000           379,289.66                 380,000                 379,289.66
PIMCO Total Return Portfolio                  840,000           802,958.52                 840,000                 802,958.52
PIMCO Total Return Portfolio                  400,000           400,574.00                 400,000                 400,574.00
J.P. Morgan Quality Bond Portfolio             60,000            64,103.94                  60,000                  64,103.94
J.P. Morgan Quality Bond Portfolio          1,070,000         1,165,615.20               1,070,000               1,165,615.20
J.P. Morgan Quality Bond Portfolio            920,000           930,275.48                 920,000                 930,275.48
J.P. Morgan Quality Bond Portfolio            400,000           464,130.40                 400,000                 464,130.40
J.P. Morgan Quality Bond Portfolio            165,000           207,668.17                 165,000                 207,668.17
J.P. Morgan Quality Bond Portfolio             85,000            89,675.00                  85,000                  89,675.00
J.P. Morgan Quality Bond Portfolio            410,000           464,175.35                 410,000                 464,175.35
J.P. Morgan Quality Bond Portfolio            245,000           244,896.36                 245,000                 244,896.36
PIMCO Total Return Portfolio                  127,020           126,283.51                 127,020                 126,283.51
PIMCO Total Return Portfolio                   88,524            88,744.53                  88,524                  88,744.53
PIMCO Total Return Portfolio                   10,692            10,725.37                  10,692                  10,725.37
PIMCO Total Return Portfolio                  175,037           174,971.39                 175,037                 174,971.39
PIMCO Total Return Portfolio                  121,925           122,956.09                 121,925                 122,956.09
PIMCO Total Return Portfolio                   96,667            96,826.65                  96,667                  96,826.65
PIMCO Total Return Portfolio                  154,819           154,677.84                 154,819                 154,677.84
PIMCO Total Return Portfolio                  101,928           108,882.45                 101,928                 108,882.45
PIMCO Total Return Portfolio                   94,156           101,745.33                  94,156                 101,745.33
PIMCO Total Return Portfolio                  163,287           165,003.79                 163,287                 165,003.79
PIMCO Total Return Portfolio                  103,372           101,391.93                 103,372                 101,391.93
PIMCO Total Return Portfolio                6,404,679         7,122,354.69               6,404,679               7,122,354.69
PIMCO Total Return Portfolio                  194,838           204,257.81                 194,838                 204,257.81
PIMCO Total Return Portfolio                   43,009            45,566.02                  43,009                  45,566.02
PIMCO Total Return Portfolio                   71,836            72,474.69                  71,836                  72,474.69
PIMCO Total Return Portfolio                   53,822            53,808.84                  53,822                  53,808.84
PIMCO Total Return Portfolio                   65,318            65,225.89                  65,318                  65,225.89
PIMCO Total Return Portfolio                   57,862            58,009.30                  57,862                  58,009.30
PIMCO Total Return Portfolio                  200,593           202,417.36                 200,593                 202,417.36
PIMCO Total Return Portfolio                  423,619           428,693.78                 423,619                 428,693.78
PIMCO Total Return Portfolio                   38,688            39,230.79                  38,688                  39,230.79
PIMCO Total Return Portfolio                  146,613           147,977.25                 146,613                 147,977.25
PIMCO Total Return Portfolio                   35,500            35,873.18                  35,500                  35,873.18
PIMCO Total Return Portfolio                  143,524           141,929.09                 143,524                 141,929.09
PIMCO Total Return Portfolio                  134,430           132,932.19                 134,430                 132,932.19
PIMCO Total Return Portfolio                   65,847            66,038.37                  65,847                  66,038.37
PIMCO Total Return Portfolio                  135,710           135,375.43                 135,710                 135,375.43
PIMCO Total Return Portfolio                  178,130           176,670.15                 178,130                 176,670.15
PIMCO Total Return Portfolio                  156,276           154,760.68                 156,276                 154,760.68
PIMCO Total Return Portfolio                  280,749           282,752.68                 280,749                 282,752.68
PIMCO Total Return Portfolio                  175,281           172,122.31                 175,281                 172,122.31
PIMCO Total Return Portfolio                  153,833           153,217.75                 153,833                 153,217.75
PIMCO Total Return Portfolio                  280,184           281,343.52                 280,184                 281,343.52
PIMCO Total Return Portfolio                  118,996           119,677.42                 118,996                 119,677.42
PIMCO Total Return Portfolio                  163,734           162,156.08                 163,734                 162,156.08
PIMCO Total Return Portfolio                  347,272           343,924.49                 347,272                 343,924.49
PIMCO Total Return Portfolio                   54,905            54,484.22                  54,905                  54,484.22
PIMCO Total Return Portfolio                  550,098           551,883.73                 550,098                 551,883.73
PIMCO Total Return Portfolio                  443,128           444,561.40                 443,128                 444,561.40
PIMCO Total Return Portfolio                  223,842           223,089.53                 223,842                 223,089.53
PIMCO Total Return Portfolio                   34,492            34,897.78                  34,492                  34,897.78
PIMCO Total Return Portfolio                   41,590            42,079.61                  41,590                  42,079.61
PIMCO Total Return Portfolio                  736,119           738,167.89                 736,119                 738,167.89
PIMCO Total Return Portfolio                  480,697           470,014.93                 480,697                 470,014.93
PIMCO Total Return Portfolio                   13,181            13,336.34                  13,181                  13,336.34
PIMCO Total Return Portfolio                   78,155            76,248.50                  78,155                  76,248.50
PIMCO Total Return Portfolio                   40,624            40,951.75                  40,624                  40,951.75
PIMCO Total Return Portfolio                  622,412           608,992.10                 622,412                 608,992.10
PIMCO Total Return Portfolio                   12,532            12,154.87                  12,532                  12,154.87
PIMCO Total Return Portfolio                   48,012            48,030.18                  48,012                  48,030.18
PIMCO Total Return Portfolio                  151,057           152,591.37                 151,057                 152,591.37
PIMCO Total Return Portfolio                  135,164           136,752.11                 135,164                 136,752.11
PIMCO Total Return Portfolio                  145,970           142,149.84                 145,970                 142,149.84
PIMCO Total Return Portfolio                1,233,562         1,207,464.80               1,233,562               1,207,464.80
PIMCO Total Return Portfolio                  325,665           317,406.35                 325,665                 317,406.35
PIMCO Total Return Portfolio               12,573,224        12,241,678.26              12,573,224              12,241,678.26
PIMCO Total Return Portfolio                   28,096            28,440.56                  28,096                  28,440.56
J.P. Morgan Quality Bond Portfolio          2,000,000         1,999,520.00               2,000,000               1,999,520.00
J.P. Morgan Quality Bond Portfolio          2,000,000         1,999,278.89               2,000,000               1,999,278.89
J.P. Morgan Quality Bond Portfolio            325,000           319,828.60                 325,000                 319,828.60
J.P. Morgan Quality Bond Portfolio            165,000           177,953.98                 165,000                 177,953.98
J.P. Morgan Quality Bond Portfolio            375,000           380,857.87                 375,000                 380,857.87
PIMCO Total Return Portfolio                3,200,000         3,287,888.00               3,200,000               3,287,888.00
J.P. Morgan Quality Bond Portfolio            555,000           582,281.02                 555,000                 582,281.02
J.P. Morgan Quality Bond Portfolio            625,000           663,423.12                 625,000                 663,423.12
PIMCO Total Return Portfolio                1,400,000         1,469,727.00               1,580,000               1,658,691.90
J.P. Morgan Quality Bond Portfolio            180,000           188,964.90
J.P. Morgan Quality Bond Portfolio             95,000            95,936.98                  95,000                  95,936.98
J.P. Morgan Quality Bond Portfolio            265,000           268,114.81                 265,000                 268,114.81
J.P. Morgan Quality Bond Portfolio             15,000            16,050.00                  15,000                  16,050.00
PIMCO Total Return Portfolio                2,000,000         2,066,520.00               2,000,000               2,066,520.00
PIMCO Total Return Portfolio                  640,000           577,126.40                 640,000                 577,126.40
PIMCO Total Return Portfolio                3,400,000         3,058,912.00               3,400,000               3,058,912.00
J.P. Morgan Quality Bond Portfolio            175,000           188,596.10                 175,000                 188,596.10
J.P. Morgan Quality Bond Portfolio             55,000            55,881.54                  55,000                  55,881.54
J.P. Morgan Quality Bond Portfolio            290,000           272,916.10                 290,000                 272,916.10
J.P. Morgan Quality Bond Portfolio            395,000           372,124.76                 395,000                 372,124.76
J.P. Morgan Quality Bond Portfolio          2,000,000         1,997,422.22               2,000,000               1,997,422.22
PIMCO Total Return Portfolio                1,004,567         1,012,619.93               1,004,567               1,012,619.93
PIMCO Total Return Portfolio                  454,895           455,502.67                 454,895                 455,502.67
PIMCO Total Return Portfolio                    8,418             8,423.59                   8,418                   8,423.59
PIMCO Total Return Portfolio                  128,382           129,225.47                 128,382                 129,225.47
J.P. Morgan Quality Bond Portfolio          2,000,000         1,999,937.22               2,000,000               1,999,937.22
J.P. Morgan Quality Bond Portfolio            575,000           530,646.45                 575,000                 530,646.45
PIMCO Total Return Portfolio                  300,000           299,673.00                 300,000                 299,673.00
PIMCO Total Return Portfolio               30,300,000        30,280,002.00              30,300,000              30,280,002.00
PIMCO Total Return Portfolio                7,000,000         6,995,590.00               7,000,000               6,995,590.00
J.P. Morgan Quality Bond Portfolio            450,000           447,644.70                 450,000                 447,644.70
J.P. Morgan Quality Bond Portfolio            345,000           347,020.32                 345,000                 347,020.32
J.P. Morgan Quality Bond Portfolio            485,000           468,241.31                 485,000                 468,241.31
J.P. Morgan Quality Bond Portfolio            350,000           427,694.40                 350,000                 427,694.40
J.P. Morgan Quality Bond Portfolio            585,000           530,325.31                 585,000                 530,325.31
J.P. Morgan Quality Bond Portfolio          2,000,000         1,998,780.00               2,000,000               1,998,780.00
J.P. Morgan Quality Bond Portfolio            305,000           308,971.40                 305,000                 308,971.40
PIMCO Total Return Portfolio                1,696,000         1,675,902.40               1,696,000               1,675,902.40
PIMCO Total Return Portfolio                  388,252           352,937.39                 388,252                 352,937.39
PIMCO Total Return Portfolio                  328,376           300,135.66                 328,376                 300,135.66
J.P. Morgan Quality Bond Portfolio             70,366            64,314.89                  70,366                  64,314.89
J.P. Morgan Quality Bond Portfolio            385,000           352,178.75                 385,000                 352,178.75
PIMCO Total Return Portfolio                  400,000           423,232.40                 400,000                 423,232.40
J.P. Morgan Quality Bond Portfolio          1,500,000         1,499,062.50               1,500,000               1,499,062.50
J.P. Morgan Quality Bond Portfolio            305,000           307,048.07                 305,000                 307,048.07
PIMCO Total Return Portfolio                  413,108           413,796.38                 413,108                 413,796.38
J.P. Morgan Quality Bond Portfolio             70,000            75,950.00                  70,000                  75,950.00
J.P. Morgan Quality Bond Portfolio            215,000           216,411.69                 215,000                 216,411.69
J.P. Morgan Quality Bond Portfolio            245,000           238,024.11                 245,000                 238,024.11
J.P. Morgan Quality Bond Portfolio            390,000           429,000.00                 390,000                 429,000.00
J.P. Morgan Quality Bond Portfolio            200,000           232,589.40                 200,000                 232,589.40
J.P. Morgan Quality Bond Portfolio            340,000           332,944.32                 340,000                 332,944.32
J.P. Morgan Quality Bond Portfolio            225,000           224,718.30                 225,000                 224,718.30
PIMCO Total Return Portfolio                1,900,000         1,685,794.00               1,900,000               1,685,794.00
J.P. Morgan Quality Bond Portfolio            365,000           347,665.42                 365,000                 347,665.42
J.P. Morgan Quality Bond Portfolio            225,000           210,749.85                 225,000                 210,749.85
PIMCO Total Return Portfolio                   62,164            62,122.09                  62,164                  62,122.09
PIMCO Total Return Portfolio                   15,109            15,268.36                  15,109                  15,268.36
J.P. Morgan Quality Bond Portfolio             90,000            92,925.00                  90,000                  92,925.00
J.P. Morgan Quality Bond Portfolio            115,000           116,994.67                 115,000                 116,994.67
J.P. Morgan Quality Bond Portfolio             70,000            64,050.00                  70,000                  64,050.00
J.P. Morgan Quality Bond Portfolio            215,000           263,249.01                 215,000                 263,249.01
J.P. Morgan Quality Bond Portfolio            430,000           397,750.00                 430,000                 397,750.00
J.P. Morgan Quality Bond Portfolio            235,000           234,870.28                 235,000                 234,870.28
J.P. Morgan Quality Bond Portfolio            225,000           240,472.80                 225,000                 240,472.80
J.P. Morgan Quality Bond Portfolio             90,000            95,247.72                  90,000                  95,247.72
J.P. Morgan Quality Bond Portfolio            485,000           467,073.43                 485,000                 467,073.43
J.P. Morgan Quality Bond Portfolio            890,000           854,245.05                 890,000                 854,245.05
J.P. Morgan Quality Bond Portfolio            510,000           486,322.58                 510,000                 486,322.58
J.P. Morgan Quality Bond Portfolio             90,000            88,813.08                  90,000                  88,813.08
J.P. Morgan Quality Bond Portfolio            535,000           517,243.35                 535,000                 517,243.35
J.P. Morgan Quality Bond Portfolio            100,000           125,806.80                 100,000                 125,806.80
J.P. Morgan Quality Bond Portfolio            987,580           989,842.02                 987,580                 989,842.02
J.P. Morgan Quality Bond Portfolio            395,000           415,737.50                 395,000                 415,737.50
J.P. Morgan Quality Bond Portfolio            120,000           126,000.00                 120,000                 126,000.00
J.P. Morgan Quality Bond Portfolio            275,000           271,655.69                 275,000                 271,655.69
J.P. Morgan Quality Bond Portfolio             65,000            64,261.21                  65,000                  64,261.21
J.P. Morgan Quality Bond Portfolio             35,000            37,100.00                  35,000                  37,100.00
J.P. Morgan Quality Bond Portfolio             70,000            67,900.00                  70,000                  67,900.00
J.P. Morgan Quality Bond Portfolio             85,000            80,750.00                  85,000                  80,750.00
PIMCO Total Return Portfolio                  142,313           142,909.81                 142,313                 142,909.81
J.P. Morgan Quality Bond Portfolio             55,000            58,192.75                  55,000                  58,192.75
PIMCO Total Return Portfolio                  262,878           263,779.04                 262,878                 263,779.04
J.P. Morgan Quality Bond Portfolio            130,000           182,585.00                 130,000                 182,585.00
PIMCO Total Return Portfolio                  426,058           465,608.59                 426,058                 465,608.59
J.P. Morgan Quality Bond Portfolio            315,000           310,211.68                 315,000                 310,211.68
PIMCO Total Return Portfolio                  177,817           177,817.39                 177,817                 177,817.39
PIMCO Total Return Portfolio                  800,000           788,582.40                 800,000                 788,582.40
J.P. Morgan Quality Bond Portfolio            990,000           943,317.34                 990,000                 943,317.34
J.P. Morgan Quality Bond Portfolio             20,000            19,492.14                  20,000                  19,492.14
J.P. Morgan Quality Bond Portfolio            495,000           485,286.41                 495,000                 485,286.41
J.P. Morgan Quality Bond Portfolio            415,000           406,001.92                 415,000                 406,001.92
J.P. Morgan Quality Bond Portfolio            310,000           286,556.56                 310,000                 286,556.56
J.P. Morgan Quality Bond Portfolio          2,000,000         1,997,884.44               2,000,000               1,997,884.44
J.P. Morgan Quality Bond Portfolio            250,000           249,500.25                 250,000                 249,500.25
J.P. Morgan Quality Bond Portfolio             55,000            58,756.66                  55,000                  58,756.66
J.P. Morgan Quality Bond Portfolio             60,000            62,457.36                  60,000                  62,457.36
J.P. Morgan Quality Bond Portfolio             55,000            59,258.10                  55,000                  59,258.10
J.P. Morgan Quality Bond Portfolio             55,000            59,258.10                  55,000                  59,258.10
J.P. Morgan Quality Bond Portfolio             55,000            58,800.50                  55,000                  58,800.50
J.P. Morgan Quality Bond Portfolio             60,000            63,700.80                  60,000                  63,700.80
PIMCO Total Return Portfolio                1,300,000         1,258,231.00               1,300,000               1,258,231.00
PIMCO Total Return Portfolio                  600,000           587,208.00                 600,000                 587,208.00
PIMCO Total Return Portfolio                1,200,000         1,385,400.00               1,200,000               1,385,400.00
J.P. Morgan Quality Bond Portfolio            110,000           131,112.63                 110,000                 131,112.63
J.P. Morgan Quality Bond Portfolio             25,000            27,143.95                  25,000                  27,143.95
J.P. Morgan Quality Bond Portfolio             70,000            71,050.00                  70,000                  71,050.00
PIMCO Total Return Portfolio                5,479,981         5,517,168.35               5,479,981               5,517,168.35
J.P. Morgan Quality Bond Portfolio            475,000           492,953.57                 475,000                 492,953.57
J.P. Morgan Quality Bond Portfolio            305,000           361,967.59                 305,000                 361,967.59
J.P. Morgan Quality Bond Portfolio            100,000           116,229.70                 100,000                 116,229.70
PIMCO Total Return Portfolio                  700,000           761,593.00                 700,000                 761,593.00
J.P. Morgan Quality Bond Portfolio            500,000           486,712.50                 500,000                 486,712.50
J.P. Morgan Quality Bond Portfolio            345,000           341,550.00                 345,000                 341,550.00
J.P. Morgan Quality Bond Portfolio             20,000            21,541.80                  20,000                  21,541.80
J.P. Morgan Quality Bond Portfolio             25,000            26,444.50                  25,000                  26,444.50
PIMCO Total Return Portfolio                1,300,000         1,446,022.50               1,300,000               1,446,022.50
J.P. Morgan Quality Bond Portfolio            400,000           392,480.96                 400,000                 392,480.96
J.P. Morgan Quality Bond Portfolio            322,540           323,110.99                 322,540                 323,110.99
J.P. Morgan Quality Bond Portfolio            150,000           162,750.00                 150,000                 162,750.00
J.P. Morgan Quality Bond Portfolio             55,000            57,475.00                  55,000                  57,475.00
PIMCO Total Return Portfolio                   64,372            62,183.11                  64,372                  62,183.11
J.P. Morgan Quality Bond Portfolio            470,000           519,538.75                 470,000                 519,538.75
J.P. Morgan Quality Bond Portfolio            420,000           402,074.82                 420,000                 402,074.82
J.P. Morgan Quality Bond Portfolio            240,000           228,854.40                 240,000                 228,854.40
J.P. Morgan Quality Bond Portfolio            265,000           251,574.04                 265,000                 251,574.04
PIMCO Total Return Portfolio               10,600,000        10,607,176.20              10,600,000              10,607,176.20
J.P. Morgan Quality Bond Portfolio            250,000           250,233.50                 250,000                 250,233.50
PIMCO Total Return Portfolio                  750,000           813,750.00                 750,000                 813,750.00
PIMCO Total Return Portfolio                  500,000           512,500.00                 500,000                 512,500.00
J.P. Morgan Quality Bond Portfolio             70,000            71,225.00                  70,000                  71,225.00
J.P. Morgan Quality Bond Portfolio            312,839           318,997.87                 312,839                 318,997.87
PIMCO Total Return Portfolio                2,800,000         2,926,000.00               2,944,000               3,076,480.00
J.P. Morgan Quality Bond Portfolio            144,000           150,480.00
PIMCO Total Return Portfolio                1,700,000         1,742,500.00               1,700,000               1,742,500.00
J.P. Morgan Quality Bond Portfolio            230,000           229,551.96                 230,000                 229,551.96
J.P. Morgan Quality Bond Portfolio             90,000            93,369.60                  90,000                  93,369.60
J.P. Morgan Quality Bond Portfolio            180,000           191,055.42                 180,000                 191,055.42
PIMCO Total Return Portfolio                1,500,000         1,545,000.00               1,500,000               1,545,000.00
PIMCO Total Return Portfolio                2,600,000         2,834,000.00               2,600,000               2,834,000.00
PIMCO Total Return Portfolio                  400,000           420,000.00                 400,000                 420,000.00
J.P. Morgan Quality Bond Portfolio            345,000           322,575.00                 345,000                 322,575.00
PIMCO Total Return Portfolio                1,000,000         1,225,773.52               1,000,000               1,225,773.52
J.P. Morgan Quality Bond Portfolio            350,000           333,991.35                 350,000                 333,991.35
J.P. Morgan Quality Bond Portfolio            120,000           127,800.00                 120,000                 127,800.00
J.P. Morgan Quality Bond Portfolio            455,000           455,898.62                 455,000                 455,898.62
J.P. Morgan Quality Bond Portfolio            655,000           643,767.40                 655,000                 643,767.40
PIMCO Total Return Portfolio                1,500,000         1,623,390.00               1,500,000               1,623,390.00
J.P. Morgan Quality Bond Portfolio            150,000           180,531.15                 150,000                 180,531.15
J.P. Morgan Quality Bond Portfolio            290,000           274,322.02                 290,000                 274,322.02
J.P. Morgan Quality Bond Portfolio            155,000           147,704.61                 155,000                 147,704.61
J.P. Morgan Quality Bond Portfolio            340,000           324,446.36                 340,000                 324,446.36
PIMCO Total Return Portfolio                  700,000           696,500.00                 700,000                 696,500.00
PIMCO Total Return Portfolio                  510,000           438,600.00                 510,000                 438,600.00
PIMCO Total Return Portfolio                1,650,000         1,790,250.00               1,650,000               1,790,250.00
J.P. Morgan Quality Bond Portfolio            760,000           701,953.48                 760,000                 701,953.48
J.P. Morgan Quality Bond Portfolio            120,000           115,285.32                 120,000                 115,285.32
J.P. Morgan Quality Bond Portfolio            305,000           295,685.60                 305,000                 295,685.60
PIMCO Total Return Portfolio                3,500,000         3,494,280.41               3,500,000               3,494,280.41
J.P. Morgan Quality Bond Portfolio            120,000           129,900.00                 120,000                 129,900.00
PIMCO Total Return Portfolio                2,360,901         2,366,739.91               2,360,901               2,366,739.91
PIMCO Total Return Portfolio                8,153,775         8,142,659.35               8,153,775               8,142,659.35
PIMCO Total Return Portfolio                   33,354            33,846.35                  33,354                  33,846.35
PIMCO Total Return Portfolio                5,612,428         5,615,683.48               5,612,428               5,615,683.48
PIMCO Total Return Portfolio                   75,722            76,450.70                  75,722                  76,450.70
J.P. Morgan Quality Bond Portfolio            231,835           231,979.68                 231,835                 231,979.68
J.P. Morgan Quality Bond Portfolio            524,143           524,824.70                 524,143                 524,824.70
J.P. Morgan Quality Bond Portfolio            445,000           442,576.79                 445,000                 442,576.79
PIMCO Total Return Portfolio                2,631,091         2,630,962.39               2,631,091               2,630,962.39
PIMCO Total Return Portfolio                  364,990           365,602.49                 364,990                 365,602.49
J.P. Morgan Quality Bond Portfolio            435,000           402,375.00                 435,000                 402,375.00
J.P. Morgan Quality Bond Portfolio             50,000            56,308.75                  50,000                  56,308.75
PIMCO Total Return Portfolio               12,000,000        11,979,650.00              12,000,000              11,979,650.00
PIMCO Total Return Portfolio                9,400,000         9,547,739.80               9,400,000               9,547,739.80
J.P. Morgan Quality Bond Portfolio            910,000           902,624.45                 910,000                 902,624.45
J.P. Morgan Quality Bond Portfolio            480,000           470,303.04                 480,000                 470,303.04
J.P. Morgan Quality Bond Portfolio          2,000,000         1,994,173.33               2,000,000               1,994,173.33
PIMCO Total Return Portfolio                1,805,697         1,811,139.50               1,805,697               1,811,139.50
J.P. Morgan Quality Bond Portfolio          2,000,000         1,999,000.00               2,000,000               1,999,000.00
J.P. Morgan Quality Bond Portfolio          2,000,000         1,998,667.78               2,000,000               1,998,667.78
J.P. Morgan Quality Bond Portfolio          2,000,000         1,992,815.56               2,000,000               1,992,815.56
J.P. Morgan Quality Bond Portfolio            415,000           388,685.68                 415,000                 388,685.68
PIMCO Total Return Portfolio                  223,926           230,697.06                 223,926                 230,697.06
PIMCO Total Return Portfolio                1,565,504         1,704,421.88               1,565,504               1,704,421.88
PIMCO Total Return Portfolio                  267,870           281,789.11                 267,870                 281,789.11
J.P. Morgan Quality Bond Portfolio             10,000            10,766.50                  10,000                  10,766.50
J.P. Morgan Quality Bond Portfolio             15,000            16,039.95                  15,000                  16,039.95
J.P. Morgan Quality Bond Portfolio             25,000            26,491.25                  25,000                  26,491.25
J.P. Morgan Quality Bond Portfolio             40,000            42,098.40                  40,000                  42,098.40
J.P. Morgan Quality Bond Portfolio             60,000            62,672.40                  60,000                  62,672.40
J.P. Morgan Quality Bond Portfolio             40,000            41,498.80                  40,000                  41,498.80
PIMCO Total Return Portfolio                2,900,000         2,847,307.00               2,900,000               2,847,307.00
J.P. Morgan Quality Bond Portfolio            180,000           175,447.98                 180,000                 175,447.98
J.P. Morgan Quality Bond Portfolio            105,000           100,947.94                 105,000                 100,947.94
PIMCO Total Return Portfolio                1,830,000         1,925,383.26               1,830,000               1,925,383.26
PIMCO Total Return Portfolio                  470,000           498,281.78                 470,000                 498,281.78
J.P. Morgan Quality Bond Portfolio            220,000           221,820.94                 220,000                 221,820.94
PIMCO Total Return Portfolio                  700,000           733,486.60                 700,000                 733,486.60
J.P. Morgan Quality Bond Portfolio            215,000           251,253.51                 215,000                 251,253.51
J.P. Morgan Quality Bond Portfolio            235,000           278,654.30                 235,000                 278,654.30
J.P. Morgan Quality Bond Portfolio             85,000            83,512.50                  85,000                  83,512.50
J.P. Morgan Quality Bond Portfolio          5,017,598         5,017,598.00               5,017,598               5,017,598.00

PIMCO Total Return Portfolio                5,867,152         5,905,125.06               5,867,152               5,905,125.06
PIMCO Total Return Portfolio                2,870,213         2,879,847.35               2,870,213               2,879,847.35
PIMCO Total Return Portfolio                  485,994           486,378.13                 485,994                 486,378.13
J.P. Morgan Quality Bond Portfolio            525,000           514,642.80                 525,000                 514,642.80
J.P. Morgan Quality Bond Portfolio          2,000,000         1,999,051.11               2,000,000               1,999,051.11
PIMCO Total Return Portfolio               23,600,000        23,576,419.67              23,600,000              23,576,419.67
PIMCO Total Return Portfolio               18,400,000        18,381,615.33              18,400,000              18,381,615.33
J.P. Morgan Quality Bond Portfolio            180,000           214,504.38                 180,000                 214,504.38
J.P. Morgan Quality Bond Portfolio            175,000           198,037.00                 175,000                 198,037.00
J.P. Morgan Quality Bond Portfolio             76,000            86,070.00                  76,000                  86,070.00
PIMCO Total Return Portfolio                  800,000           779,824.00                 800,000                 779,824.00
J.P. Morgan Quality Bond Portfolio            920,000           956,236.04                 920,000                 956,236.04
J.P. Morgan Quality Bond Portfolio             85,000            94,456.25                  85,000                  94,456.25
J.P. Morgan Quality Bond Portfolio            270,000           265,495.05                 270,000                 265,495.05
J.P. Morgan Quality Bond Portfolio            170,000           172,550.00                 170,000                 172,550.00
J.P. Morgan Quality Bond Portfolio            100,000           100,000.00                 100,000                 100,000.00
J.P. Morgan Quality Bond Portfolio          2,000,000         1,998,691.11               2,000,000               1,998,691.11
PIMCO Total Return Portfolio                1,800,000         1,546,326.00               1,800,000               1,546,326.00
PIMCO Total Return Portfolio                1,400,000         1,255,604.00               1,400,000               1,255,604.00
PIMCO Total Return Portfolio                1,300,000         1,069,042.00               1,300,000               1,069,042.00
PIMCO Total Return Portfolio                  800,000           644,824.00                 800,000                 644,824.00
J.P. Morgan Quality Bond Portfolio            180,000           181,056.96                 180,000                 181,056.96
J.P. Morgan Quality Bond Portfolio             35,000            39,725.00                  35,000                  39,725.00
J.P. Morgan Quality Bond Portfolio            465,000           457,915.81                 465,000                 457,915.81
J.P. Morgan Quality Bond Portfolio          2,000,000         1,998,680.00               2,000,000               1,998,680.00
J.P. Morgan Quality Bond Portfolio            355,000           387,213.05                 355,000                 387,213.05
PIMCO Total Return Portfolio               36,900,000        36,884,645.50              36,900,000              36,884,645.50
PIMCO Total Return Portfolio                  300,000           299,359.66                 300,000                 299,359.66
PIMCO Total Return Portfolio                  200,000           199,609.05                 200,000                 199,609.05
PIMCO Total Return Portfolio                  700,000           697,925.67                 700,000                 697,925.67
J.P. Morgan Quality Bond Portfolio            220,000           227,878.64                 220,000                 227,878.64
J.P. Morgan Quality Bond Portfolio            695,000           694,327.93                 695,000                 694,327.93
J.P. Morgan Quality Bond Portfolio            775,000           814,940.40                 775,000                 814,940.40
J.P. Morgan Quality Bond Portfolio             50,000            51,523.85                  50,000                  51,523.85
J.P. Morgan Quality Bond Portfolio             85,000            87,975.00                  85,000                  87,975.00
PIMCO Total Return Portfolio                  341,348           280,907.50                 341,348                 280,907.50
J.P. Morgan Quality Bond Portfolio            120,000           144,480.00                 120,000                 144,480.00
J.P. Morgan Quality Bond Portfolio            185,000           209,512.50                 185,000                 209,512.50
PIMCO Total Return Portfolio                5,600,000         5,880,000.00               5,925,000               6,221,250.00
J.P. Morgan Quality Bond Portfolio            325,000           341,250.00
PIMCO Total Return Portfolio                1,500,000         1,561,500.00               1,500,000               1,561,500.00
PIMCO Total Return Portfolio                  900,000           900,450.00               1,185,000               1,185,592.50
J.P. Morgan Quality Bond Portfolio            285,000           285,142.50
PIMCO Total Return Portfolio                  350,000           348,250.00                 350,000                 348,250.00
PIMCO Total Return Portfolio                   15,752            15,858.72                  15,752                  15,858.72
PIMCO Total Return Portfolio                3,500,000         3,492,594.00               3,500,000               3,492,594.00
PIMCO Total Return Portfolio               10,110,000        10,083,188.28              10,110,000              10,083,188.28
PIMCO Total Return Portfolio                1,600,000         1,972,937.60               1,600,000               1,972,937.60
J.P. Morgan Quality Bond Portfolio            435,000           602,407.14                 435,000                 602,407.14
J.P. Morgan Quality Bond Portfolio          1,000,000         1,291,172.00               1,000,000               1,291,172.00
J.P. Morgan Quality Bond Portfolio            875,000           959,116.37                 875,000                 959,116.37
J.P. Morgan Quality Bond Portfolio            220,000           215,772.04                 220,000                 215,772.04
J.P. Morgan Quality Bond Portfolio          3,095,000         3,122,446.46               3,095,000               3,122,446.46
PIMCO Total Return Portfolio               19,098,142        20,462,627.85              19,098,142              20,462,627.85
PIMCO Total Return Portfolio               55,693,946        60,882,672.66              55,693,946              60,882,672.66
PIMCO Total Return Portfolio               13,751,760        15,335,371.42              13,751,760              15,335,371.42
PIMCO Total Return Portfolio               11,394,012        13,044,366.27              11,394,012              13,044,366.27
PIMCO Total Return Portfolio                  200,000           208,851.60                 200,000                 208,851.60
PIMCO Total Return Portfolio               69,400,000        69,226,569.40              69,400,000              69,226,569.40
PIMCO Total Return Portfolio               47,000,000        46,687,920.00              47,000,000              46,687,920.00
J.P. Morgan Quality Bond Portfolio          1,420,000         1,382,558.86               1,420,000               1,382,558.86
PIMCO Total Return Portfolio                  100,000            95,336.00                 100,000                  95,336.00
J.P. Morgan Quality Bond Portfolio            550,000           552,019.60                 550,000                 552,019.60
J.P. Morgan Quality Bond Portfolio          4,970,000         5,023,392.71               4,970,000               5,023,392.71
J.P. Morgan Quality Bond Portfolio          4,720,000         4,761,856.96               4,720,000               4,761,856.96
PIMCO Total Return Portfolio                  900,000           911,250.00                 900,000                 911,250.00
J.P. Morgan Quality Bond Portfolio            340,000           332,605.68                 340,000                 332,605.68
PIMCO Total Return Portfolio                1,000,000           974,980.00               1,000,000                 974,980.00
PIMCO Total Return Portfolio                  110,013           113,410.20                 110,013                 113,410.20
J.P. Morgan Quality Bond Portfolio            145,000           163,348.73                 145,000                 163,348.73
J.P. Morgan Quality Bond Portfolio            185,000           208,405.83                 185,000                 208,405.83
J.P. Morgan Quality Bond Portfolio            325,000           348,961.60                 325,000                 348,961.60
PIMCO Total Return Portfolio                1,500,000         1,623,975.00               1,500,000               1,623,975.00
J.P. Morgan Quality Bond Portfolio            550,000           541,785.03                 550,000                 541,785.03
J.P. Morgan Quality Bond Portfolio             90,000            93,037.50                  90,000                  93,037.50
PIMCO Total Return Portfolio                1,646,345         1,647,693.79               1,646,345               1,647,693.79
PIMCO Total Return Portfolio                  480,651           486,411.43                 480,651                 486,411.43
PIMCO Total Return Portfolio                  523,859           528,609.15                 523,859                 528,609.15
J.P. Morgan Quality Bond Portfolio            350,000           346,616.37                 350,000                 346,616.37
J.P. Morgan Quality Bond Portfolio                  0                 0.02                       0                       0.02
J.P. Morgan Quality Bond Portfolio            576,229           577,243.11                 576,229                 577,243.11
J.P. Morgan Quality Bond Portfolio          2,790,000         2,751,421.27               2,790,000               2,751,421.27
PIMCO Total Return Portfolio                   16,459            16,484.86                  16,459                  16,484.86
PIMCO Total Return Portfolio                  117,876           117,836.03                 117,876                 117,836.03
PIMCO Total Return Portfolio                  469,955           475,876.58                 469,955                 475,876.58
J.P. Morgan Quality Bond Portfolio            365,000           371,522.91                 365,000                 371,522.91
J.P. Morgan Quality Bond Portfolio          2,000,000         1,997,903.33               2,000,000               1,997,903.33
J.P. Morgan Quality Bond Portfolio            450,000           447,859.80                 450,000                 447,859.80
J.P. Morgan Quality Bond Portfolio            550,000           507,760.00                 550,000                 507,760.00
J.P. Morgan Quality Bond Portfolio             35,000            37,537.50                  35,000                  37,537.50
PIMCO Total Return Portfolio                3,000,000         3,232,500.00               3,000,000               3,232,500.00
J.P. Morgan Quality Bond Portfolio            550,000           543,760.80                 550,000                 543,760.80
J.P. Morgan Quality Bond Portfolio            160,000           152,562.40                 160,000                 152,562.40
J.P. Morgan Quality Bond Portfolio             50,000            51,375.00                  50,000                  51,375.00
J.P. Morgan Quality Bond Portfolio          2,000,000         1,998,780.00               2,000,000               1,998,780.00
PIMCO Total Return Portfolio                1,500,000            33,750.00               1,500,000                  33,750.00
PIMCO Total Return Portfolio                1,500,000            33,750.00               1,500,000                  33,750.00
PIMCO Total Return Portfolio                1,500,000            27,000.00               1,500,000                  27,000.00
                                                                                                          -------------------
Total combined market value                                                                                  1,686,360,273.42
                                                                                                          ===================

Combined Pro forma Statement of Assets and Liabilities
06/30/04 (Unaudited)






                                                                                             Adjustments         Post Merger
                                                   J.P. Morgan Quality PIMCO Total Return (References are to      PIMCO Total
                                                    Bond Portfolio        Portfolio      Pro forma footnotes)     Return Portfolio
------------------------------------------------

Assets:
Investments in securities, at market value*      $      233,439,654   1,452,920,620               -               1,686,360,274
Repurchase Agreements                                          -          3,493,000                                   3,493,000
Cash                                                         12,083           9,439               -                      21,522
Cash denominated in foreign currencies                        4,419       8,617,559               -                   8,621,978
Receivable for investments sold                          31,900,054     334,395,696               -                 366,295,750
Receivable for trust shares sold                             43,988       1,751,374               -                   1,795,362
Interest receivable                                       1,152,640       5,836,625               -                   6,989,265
Net variation margin on financial futures contracts            -          4,598,500               -                   4,598,500
Unrealized appreciation on forward currency contracts          -            116,796               -                     116,796
Other assets                                                  4,961          41,080               -                      46,041

                                                      --------------   --------------   --------------            --------------
          Total assets                                  266,557,799   1,811,780,689               -               2,078,338,488
                                                      --------------   --------------   --------------             --------------


Liabilities:
Payables for:
Investments purchased                                       832,503       1,407,601                                   2,240,104
When-issued/delayed delivery investments                 89,963,877     262,489,941                                 352,453,818
Trust shares redeemed                                        66,751         203,849                                     270,600
Net variation margin on financial futures contracts         108,969                                                     108,969
Securities sold short at value                                 -        223,431,623                                 223,431,623
Open swap contracts at fair value                              -          7,989,194                                   7,989,194
Outstanding written options                                    -            797,132               -                     797,132
Distribution and serive fee-Class B                          13,324         194,263               -                     207,587
Distribution and serive fee-Class E                            -             17,302                                      17,302
Collateral on lsecurities on loan                         5,017,598            -                  -                   5,017,598
Interest payable swap positions                                -            585,268                                     585,268
Investment advisory fee payable (Note)                       74,831         529,944               -                     604,775
Administrative fee payable                                    6,019          42,917                                      48,936
Custodian and accounting fees payable                        19,935          42,375                                      62,310
Accrued expenses                                             26,196         100,590            50,000  (d)              176,786
                                                       --------------   --------------   --------------          ---------------

          Total liabilities                              96,130,003     497,831,999            50,000               594,012,002
                                                       --------------   --------------   --------------           --------------

Net Assets                                       $      170,427,796  $1,313,948,690       $   (50,000)       $    1,484,326,486
                                                      ==============   ==============      ==============        ==============
Composition of Net Assets:
Paid in surplus                                         159,577,121   1,266,301,690              -                1,425,878,811
Accumulated net realized loss                             4,581,927      (9,912,924)             -                   (5,330,997)
Net unrealized appreciation/depreciation                   (520,259)      3,450,627              -                    2,930,368
Undistributed/(distributions in excess of) net            6,789,007      54,109,297           (50,000) (d)           60,848,304
  investment income
                                                   --------------   --------------         --------------         -------------
Net assets applicable to capital stock outstanding  $   170,427,796  $1,313,948,690           (50,000)       $    1,484,326,486
                                                   ==============   ==============         ==============          ==============

Net Assets:
Class A                                                104,071,803      207,415,088           (10,492)(d)          311,476,399
Class B                                                 66,355,993      963,241,848           (34,681)(d)        1,029,563,160
Class E                                                      -          143,291,754            (4,827)(d)          143,286,927

Capital Shares Outstanding:
Class A                                                  8,795,171       17,750,941           115,086 (a)          26,661,198
Class B                                                  5,648,145       83,840,918            72,1999(a)          88,761,262
Class E                                                      -           12,328,496                                12,328,496

Net Asset Value and Offering Price Per Share:
Class A                                                      11.83            11.68                -                    11.68
Class B                                                      11.75            11.60                -                    11.60
Class E                                                        -              11.62                -                    11.62

* Investments in securities at cost, excluding
  Repurchase Agreement                             $   233,721,927  $ 1,451,990,477        $        -        $  1,685,712,404
** Cost of cash denominated in foreign currencies              -          8,633,725                                 8,633,725
+ Proceeds of securities sold short                            -        220,334,108                               220,334,108
++ Cost of written options                                     -          6,049,918                                 6,049,918



Notes to Pro forma Combining Financial Statements (Unaudited)
June 30, 2004

Note a

Reflects change in shares outstanding due to the conversion of J.P. Morgan Quality Bond Portfolio shares into the PIMCO Total Return Portfolio shares based on the net asset value of the PIMCO Total Return Portfolio shares at June 30, 2004

Note b

Reflects the PIMCO Total Return investment advisory rate of 0.50%

Note c

Reflects adjustment for estimated cost savings arising from the merger

Note d

Reflects merger related expenses of $50,000


Combined Pro forma Statement of Operations
For the year ended June 30, 2004 (Unaudited)                                                                          Post Merger
                                                          J.P. Morgan Quality   PIMCO Total Return   Adjustments      PIMCO Total
--------------------------------------------                Bond Portfolio           Portfolio      (References are       Return
                                                                                                     to Portfolio       Portfolio
                                                                                                 Pro forma footnotes)



Investment Income:
              Interest                                  $        -               $      31,703           -          $      31,703
              Dividends                                       5,791,774             26,448,739           -             32,240,513
                                                          --------------          --------------   --------------   --------------
                                                              5,791,774              26,480,442           -             32,272,216
                                                          --------------          --------------   --------------   --------------

Expenses:
              Investment advisory fee                           896,005               5,919,334        (38,728) (b)     6,776,611
              Deferred Expense Reimbursement                     64,890                  -             (64,890) (c)          -
              Administrative fees                                40,637                 253,133         (5,000) (c)       288,770
              Custody and accounting fees                       123,322                 250,133        (12,000) (c)       361,435
              Distribution fee- Class B                         140,074               2,181,355               -         2,321,429
              Distribution fee- Class E                              -                  170,992               -           170,992
              Transfer agent fees                                14,385                  26,942        (14,385) (c)        26,942
              Audit                                              18,101                  12,420        (18,101) (c)        12,420
              Legal                                              19,703                  17,986        (19,703) (c)        17,986
              Trustee fees and expenses                          12,038                  12,037        (12,038) (c)        12,037
              Shareholder reporting                               3,686                  15,363              -             19,049
              Insurance                                           7,779                  36,481              -             44,260
              Other                                               1,286                   7,719              -              9,005
                                                             --------------         --------------   --------------   --------------
                                                             --------------          --------------   --------------   -------------
                   Total expenses                             1,341,906               8,903,875        (184,845)       10,060,936
                                                             --------------          --------------   --------------   -------------
              Net investment income                           4,449,868              17,576,567         184,845        22,211,280
                                                             --------------          --------------   --------------   -------------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
              Investment transactions                           605,966              (9,933,756)          -            (9,327,790)
              Futures contracts                                 355,686               1,574,939           -             1,930,625
              Options contracts                                 (17,791)              1,737,290           -             1,719,499
              Swap contracts                                    364,809               3,794,111           -             4,158,920
              Foreign currency transactions                          77              (2,238,453)          -            (2,238,376)
                                                          --------------            --------------   --------------   --------------


Net realized gain (loss) on investments, futures contracts,
 option contracts, swap contracts and foreign currency
transactions                                                  1,308,747              (5,065,869)           -            (3,757,122)
                                                          --------------            --------------   --------------   --------------

Unrealized appreciation (depreciation) on investments,
futures contracts, option contracts,
swap contracts and foreign currency transactions
              Beginning of period                             5,290,972               4,335,283            -             9,626,255
              End of period                                    (520,259)              3,450,627            -             2,930,368
                                                          --------------            --------------   --------------   --------------
Net change in unrealized appreciation (depreciation)
on investments, futures contracts,
option contracts, swap contracts and foreign
currency transactions                                        (5,811,231)               (884,656)           -            (6,695,887)
                                                          --------------            --------------   --------------   --------------
Net realized and unrealized loss on investments,
futures contracts, option contracts,
swap contracts and foreign currency transactions             (4,502,484)             (5,950,525)           -          (10,453,009)
                                                          --------------           --------------   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                           $     (52,616)          $   11,626,042    $      -          $ 11,758,271
                                                          ==============           ==============   ==============   ==============


Interest Income included security lending income of    $         27,011           $      105,947     $      -         $    132,958









                           MET INVESTORS SERIES TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

     The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

     The Management Agreement with Met Investors Advisory LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

Item 16. Exhibits:

     1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement").

     2.  Bylaws.  Incorporated  by  reference  to  the  Form  N-1A  Registration
Statement.

     3. Not applicable.

     4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

     5. None other than as set forth in Exhibits 1 and 2.

     6(a). Management Agreement between Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) and Met Investors Series Trust. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed with the SEC on January 5, 2001.

     6(b). Form of Amendment No. 1 to Management Agreement. Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-1A Registration Statement filed with the SEC on February 5, 2001 ("Pre-Effective Amendment No. 2").

     6(c). Form of Investment Advisory Agreement between Pacific Investment Management Company LLC and Met Investors Advisory Corp. (now known as Met
Investors Advisory LLC) with respect to PIMCO Total Return Portfolio. Incorporated by reference Pre-Effective Amendment No. 2.

     7(a). Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class A shares. Incorporated by reference to Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on February 14, 2003 ("Post-Effective Amendment No. 9").

     7(b). Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class B shares. Incorporated by reference to Post-Effective Amendment No. 9

     8. Form of Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

     9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.

     10(a). Form of Rule 12b-1 Class B Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

     10(b). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.

     11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

     12. Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

     13. Not applicable.

     14(a). Consent of Deloitte & Touche LLP with respect to J.P. Morgan Quality Bond Portfolio. Filed herewith.

     14(b). Consent of Deloitte & Touche LLP with respect to PIMCO Total Return Portfolio. Filed herewith.

     15. Not applicable.

     16.  Powers  of  Attorney.   Incorporated  by  reference  to  Pre-Effective
Amendment No. 1, Post-Effective Amendment No. 2 to the Form N-1A Registration Statement filed with the SEC on April 30, 2001 and Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on February 14, 2003.

17.      Form of Proxy and Voting Instructions.  Filed herewith.


Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 16.12.

                                 SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Newport Beach and State of California on the 19th day of August, 2004.

                                   MET INVESTORS SERIES TRUST

                                   By:      /s/ Elizabeth M. Forget
                                            Name: Elizabeth M. Forget
                                            Title: President

     As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 19th day of August, 2004.

Signatures                          Title

/s/ Elizabeth M. Forget             President, Trustee
Elizabeth M. Forget

/s/Jeffrey A. Tupper*               Chief Financial Officer and Treasurer
Jeffrey A. Tupper

/s/ Stephen M. Alderman*            Trustee
Stephen M. Alderman

/s/ Jack R. Borsting*               Trustee
Jack R. Borsting

/s/ Theodore A. Myers*              Trustee
Theodore A. Myers

/s/ Tod A. Parrott*                 Trustee
Tod A. Parrott

/s/ Dawn M. Vroegop*                Trustee
Dawn M. Vroegop

/s/ Roger T. Wickers*               Trustee
Roger T. Wickers

* By: /s/Robert N. Hickey
         Robert N. Hickey
         Attorney-in-fact

                                  EXHIBIT INDEX






         Exhibit
            No.

     11   Opinion and consent of Sullivan & Worcester LLP.

     14(a)Consent of Deloitte & Touche LLP with respect to J.P.  Morgan  Quality
          Bond Portfolio.

     14(b)Consent of Deloitte & Touche LLP with  respect to PIMCO  Total  Return
          Portfolio.

     17   Form of proxy and voting instructions.